       AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2011.

                                                             FILE NOS. 033-85014
                                                                       811-08810
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            Pre-Effective Amendment No.                          [ ]

                           Post-Effective Amendment No. 38                       [X]


                                     and/or

                             REGISTRATION STATEMENT
                              UNDER THE INVESTMENT
                               COMPANY ACT OF 1940

                                  Amendment No. 40                               [X]


                        (CHECK APPROPRIATE BOX OR BOXES)

                                  ------------

                          FS VARIABLE SEPARATE ACCOUNT
                           (Exact Name of Registrant)

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                               (Name of Depositor)


                           ONE WORLD FINANCIAL CENTER


                               200 LIBERTY STREET


                            NEW YORK, NEW YORK 10281

              (Address of Depositor's Principal Offices) (Zip Code)

        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 996-9786


                         AMERICAN HOME ASSURANCE COMPANY
                               (Name of Guarantor)

                                175 WATER STREET
                               NEW YORK, NY 10038
              (Address of Guarantor's Principal Offices) (Zip Code)

        GUARANTOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 770-7000


                             MALLARY L. REZNIK, ESQ.
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                     C/O SUNAMERICA RETIREMENT MARKETS, INC.
                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)


Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:




[ ] immediately upon filing pursuant to paragraph (b) of Rule 485



[X] on May 2, 2011 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: (i) Units of interest in FS Variable Separate Account of First SunAmerica Life Insurance Company under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          FS VARIABLE SEPARATE ACCOUNT

                              CROSS REFERENCE SHEET

                              PART A -- PROSPECTUS

ITEM NUMBER
IN FORM N-4                                                    CAPTION
-----------                                                    -------
1.   Cover Page..............................   Cover Page
2.   Definitions.............................   Glossary
3.   Synopsis................................   Highlights; Fee Tables; Portfolio
                                                Expenses; Examples
4.   Condensed Financial Information.........   Appendix - Condensed Financial
                                                Information
5.   General Description of Registrant,
     Depositor and Portfolio Companies.......   The Polaris and Polaris II Variable
                                                Annuity; Other Information
6.   Deductions..............................   Expenses
7.   General Description of Variable Annuity
     Contracts...............................   The Polaris and Polaris II Variable
                                                Annuity; Purchasing a Polaris and
                                                Polaris II Variable Annuity;
                                                Investment Options
8.   Annuity Period..........................   Annuity Income Options
9.   Death Benefit...........................   Death Benefits
10.  Purchases and Contract Value............   Purchasing a Variable Annuity
                                                Contract
11.  Redemptions.............................   Access To Your Money
12.  Taxes...................................   Taxes
13.  Legal Proceedings.......................   Legal Proceedings
14.  Table of Contents of Statement of
     Additional Information..................   Table of Contents of  Statement of
                                                Additional Information

                  PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

ITEM NUMBER
IN FORM N-4                                                 CAPTION
-----------                                                 -------
15. Cover Page.........................   Cover Page
16. Table of Contents..................   Table of Contents
17. General Information and History....   The Polaris and Polaris II Variable
                                          Annuity (P);
                                          Separate Account; General Account (P);
                                          Investment Options (P);
                                          Other Information (P)
18. Services...........................   Other Information (P)
19. Purchase of Securities Being
    Offered............................   Purchasing a Polaris and Polaris II
                                          Variable Annuity (P)
20. Underwriters.......................   Distribution of Contracts
21. Calculation of Performance Data....   Performance Data
22. Annuity Payments...................   Annuity Income Options (P);
                                          Income Payments; Annuity Unit Values
23. Financial Statements...............   Depositor: Other Information (P);
                                          Financial Statements; Registrant:
                                          Financial Statements


                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                                 (POLARIS LOGO)
                                   PROSPECTUS
                                   MAY 2, 2011

               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                               issued by Depositor
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                               in connection with
                          FS VARIABLE SEPARATE ACCOUNT


This variable annuity has several investment choices - both Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Underlying Funds are part of the Anchor Series Trust and the SunAmerica Series Trust.

This contract is no longer available for purchase by new contract owners.


UNDERLYING FUNDS:                                   MANAGED BY:
     Aggressive Growth                              Wells Capital Management Incorporated
     Alliance Growth                                AllianceBernstein L.P.
     Asset Allocation                               Edge Asset Management, Inc.
     Balanced                                       J.P. Morgan Investment Management Inc.
     Blue Chip Growth                               SunAmerica Asset Management Corp.
     Capital Appreciation                           Wellington Management Company, LLP
     Capital Growth                                 OppenheimerFunds, Inc.
     Cash Management                                BofA Advisors, LLC
     Corporate Bond                                 Federated Investment Management Company
     Davis Venture Value                            Davis Selected Advisers, L.P.
     "Dogs" of Wall Street(1)                       SunAmerica Asset Management Corp.
     Emerging Markets                               Putnam Investment Management, LLC
     Equity Opportunities                           OppenheimerFunds, Inc.
     Fundamental Growth                             Wells Capital Management Incorporated
     Global Bond                                    Goldman Sachs Asset Management International
     Global Equities                                J.P. Morgan Investment Management Inc.
     Government and Quality Bond                    Wellington Management Company, LLP
     Growth                                         Wellington Management Company, LLP
     Growth-Income                                  J.P. Morgan Investment Management Inc.(2)
     Growth Opportunities                           Invesco Advisers, Inc.
     High-Yield Bond                                PineBridge Investments LLC
     International Diversified Equities             Morgan Stanley Investment Management, Inc.
     International Growth and Income                Putnam Investment Management, LLC
     MFS Massachusetts Investors Trust(1)           Massachusetts Financial Services Company
     MFS Total Return                               Massachusetts Financial Services Company
     Mid-Cap Growth                                 J.P. Morgan Investment Management Inc.
     Natural Resources                              Wellington Management Company, LLP
     Real Estate                                    Davis Selected Advisers, L.P.
     Technology                                     Columbia Management Investment Advisers, LLC
     Telecom Utility                                Massachusetts Financial Services Company
     Total Return Bond                              Pacific Investment Management Company LLC



(1) "Dogs" of Wall Street is an equity fund seeking total return including capital appreciation and current income. MFS Massachusetts Investors Trust is an equity fund seeking reasonable current income and long-term growth of capital and income.


(2) On November 15, 2010, the investment manager of the Growth-Income Variable Portfolio changed from AllianceBernstein L.P. to J.P. Morgan Investment Management Inc.


Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 2, 2011. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.


ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



This variable annuity provides an optional Payment Enhancement feature. If you elect this feature, in exchange for Payment Enhancements credited to your contract, your withdrawal charge schedule will be longer and greater than if you chose not to elect this feature. These withdrawal charges may more than offset the value of any Payment Enhancement.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


GLOSSARY...................................................................      3
HIGHLIGHTS.................................................................      4
FEE TABLE..................................................................      5
     Maximum Owner Transaction Expenses....................................      5
     Contract Maintenance Fee..............................................      5
     Separate Account Annual Expenses......................................      5
     Underlying Fund Expenses..............................................      5
MAXIMUM AND MINIMUM EXPENSE EXAMPLES.......................................      6
THE POLARIS VARIABLE ANNUITY...............................................      8
PURCHASING A POLARIS VARIABLE ANNUITY......................................      8
     Allocation of Purchase Payments.......................................      9
     Polaris Rewards Program...............................................     10
     Accumulation Units....................................................     11
     Right to Examine......................................................     12
     Exchange Offers.......................................................     12
     Important Information for Military Servicemembers.....................     12
INVESTMENT OPTIONS.........................................................     12
     Variable Portfolios...................................................     12
          Anchor Series Trust..............................................     13
          SunAmerica Series Trust..........................................     13
     Substitution, Addition or Deletion of Variable Portfolios.............     15
     Fixed Accounts........................................................     15
     Dollar Cost Averaging Fixed Accounts..................................     15
     Dollar Cost Averaging Program.........................................     16
     Transfers During the Accumulation Phase...............................     16
     Automatic Asset Rebalancing Program...................................     18
     Return Plus Program...................................................     19
     Voting Rights.........................................................     19
ACCESS TO YOUR MONEY.......................................................     19
     Free Withdrawal Amount................................................     19
     Systematic Withdrawal Program.........................................     20
     Minimum Contract Value................................................     21
     Qualified Contract Owners.............................................     21
DEATH BENEFIT..............................................................     21
     Beneficiary Continuation Programs.....................................     21
     Death Benefit Defined Terms...........................................     22
EXPENSES...................................................................     23
     Separate Account Expenses.............................................     23
     Withdrawal Charges....................................................     24
     Underlying Fund Expenses..............................................     24
     Contract Maintenance Fee..............................................     24
     Transfer Fee..........................................................     24
     Income Taxes..........................................................     24
     Reduction or Elimination of Fees, Expenses
            and Additional Amounts Credited................................     24
PAYMENTS IN CONNECTION WITH THE DISTRIBUTION OF THE CONTRACT...............     25
ANNUITY INCOME OPTIONS.....................................................     26
     The Income Phase......................................................     26
     Annuity Income Options................................................     27
     Fixed or Variable Annuity Income Payments.............................     28
     Annuity Income Payments...............................................     28
     Transfers During the Income Phase.....................................     28
     Deferment of Payments.................................................     29
TAXES......................................................................     29
     Annuity Contracts in General..........................................     29
     Tax Treatment of Distributions - Non-Qualified Contracts..............     29
     Tax Treatment of Distributions - Qualified Contracts..................     30
     Required Minimum Distributions........................................     31
     Tax Treatment of Death Benefits.......................................     32
     Contracts Owned by A Trust or Corporation.............................     32
     Gifts, Pledges and/or Assignments of a Contract.......................     33
     Diversification and Investor Control..................................     33
OTHER INFORMATION..........................................................     33
     The Distributor.......................................................     33
     The Company...........................................................     33
     The Separate Account..................................................     34
     The General Account...................................................     34
     Financial Statements..................................................     35
     Administration........................................................     35
     Legal Proceedings.....................................................     36
     Registration Statements...............................................     36
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION...................     36
APPENDIX A - CONDENSED FINANCIAL INFORMATION...............................    A-1
APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA")...............................    B-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date you select on which annuity income payments begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person you designate to receive any benefits under the contract if you or the Annuitant dies.

COMPANY - Refers to First SunAmerica Life Insurance Company ("First SunAmerica"), the insurer that issues this contract. The term "we," "us" and "our" are also used to identify the issuing Company.

CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.

GOOD ORDER - Fully and accurately completed forms, including any necessary supplementary documentation, applicable to any given transaction or request received by us.


INCOME PHASE - The period upon annuitization during which we make annuity income payments to you.


INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.


LATEST ANNUITY DATE - The first business day of the month following your 90th birthday.


MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PAYMENT ENHANCEMENT(S) - The amount(s) allocated to your contract by us under the Polaris Rewards Program. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.

POLARIS REWARDS PROGRAM - A program that provides a payment enhancement in exchange for a surrender charge that declines over 9 years.

PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's general account. The Separate Account is divided into Variable Portfolios.

TRUSTS - Collectively refers to the Anchor Series Trust and SunAmerica Series Trust.

UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio, which is a subaccount of the Separate Account, invests in shares of one of the Underlying Funds. Each Underlying Fund has its own investment objective.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Polaris Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to provide for your retirement.

This contract may provide you with Payment Enhancements that are invested in your contract as earnings.

RIGHT TO EXAMINE: You may cancel your contract within 10 days after receiving it, and not be charged a withdrawal charge. You will receive the greater of Purchase Payments or the value of your contract on the day that we receive your request minus any applicable Payment Enhancements, if you elected Polaris Rewards. You receive any gain and we bear any loss on any applicable Payment Enhancement(s) if you decide to cancel your contract during the Right To Examine period. If your contract was issued as an IRA, we will return the greater of your original Purchase Payment(s) or the contract value minus any applicable Payment Enhancement. PLEASE SEE PURCHASING A POLARIS VARIABLE ANNUITY AND RIGHT TO EXAMINE IN THE PROSPECTUS.


EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $30 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment management charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract, we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years or nine complete years, if you elected the Polaris Rewards program, withdrawal charges no longer apply to that portion of the Purchase Payment. PLEASE SEE FEE TABLE, PURCHASING A POLARIS VARIABLE ANNUITY FREE WITHDRAWAL AMOUNT AND EXPENSES IN THE PROSPECTUS.


ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

ANNUITY INCOME OPTIONS: When you switch to the Income Phase, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299. Telephone Number: (800) 445-7862. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WE ALSO OFFER CONTRACTS THAT DO NOT OFFER THE POLARIS REWARDS PROGRAM. ELECTING THE POLARIS REWARDS PROGRAM DOES NOT RESULT IN HIGHER SEPARATE ACCOUNT CHARGES. HOWEVER, A CONTRACT WITHOUT THE POLARIS REWARDS PROGRAM HAS A SHORTER AND LOWER SURRENDER CHARGE SCHEDULE. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.


IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONG OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.


PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT ARE APPLICABLE TO THE CONTRACT AND WHEN YOU TRANSFER CONTRACT VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT.


MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE
  OF EACH PURCHASE PAYMENT)(1)..............   9%


TRANSFER FEE

$25 per transfer after the first 15 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE(2)...............   $30





SEPARATE ACCOUNT ANNUAL EXPENSES(3)


(deducted from the average daily ending net asset value allocated to the Variable Portfolios)


Mortality and Expense Risk Charge........   1.37%
Distribution Expense Charge..............   0.15%
                                            =====
     TOTAL SEPARATE ACCOUNT ANNUAL
       EXPENSES..........................   1.52%



UNDERLYING FUND EXPENSES
(AS OF JANUARY 31, 2011)


THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.


TOTAL ANNUAL UNDERLYING FUND
EXPENSES                            MINIMUM   MAXIMUM
----------------------------        -------   -------
(expenses that are deducted from
underlying portfolios of the
Trusts, including management fees
and other expenses)..............    0.52%     1.33%



FOOTNOTES TO THE FEE TABLE:

(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines over 7 or 9 years depending on whether you elected Polaris Rewards, as follows:

YEARS SINCE RECEIPT:..........................................   1    2    3    4    5    6    7    8    9   10+
Without election of Polaris Rewards...........................   7%   6%   5%   4%   3%   2%   1%   0%   0%   0%
With election of Polaris Rewards..............................   9%   9%   8%   7%   6%   5%   4%   3%   2%   0%



(2) The contract maintenance fee is assessed annually and may be waived if contract value is $50,000 or more.



(3) If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 1.15% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. PLEASE SEE EXTENDED LEGACY PROGRAM UNDER DEATH BENEFITS BELOW.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        MAXIMUM AND MINIMUM EXPENSE EXAMPLES IF YOU ELECT POLARIS REWARDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.52% and investment in an Underlying Fund with maximum total expenses of 1.33%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
$1,193     $1,698     $2,128     $3,223



(2) If you do not surrender or annuitize your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $293       $898      $1,528     $3,223





MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual expenses of 1.52%, no election of optional features and investment in an underlying portfolio with minimum total expenses of 0.52%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
$1,112     $1,455     $1,724     $2,421



(2) If you do not surrender or annuitize your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $212       $655      $1,124     $2,421



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    MAXIMUM AND MINIMUM EXPENSE EXAMPLES IF YOU DO NOT ELECT POLARIS REWARDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.52% and investment in an Underlying Fund with maximum total expenses of 1.33%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $993      $1,398     $1,828     $3,223



(2) If you do not surrender or annuitize your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $293       $898      $1,528     $3,223





MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual expenses of 1.52%, no election of optional features and investment in an underlying portfolio with minimum total expenses of 0.52%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $912      $1,155     $1,424     $2,421



(2) If you do not surrender or annuitize your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $212       $655      $1,124     $2,421

EXPLANATION OF EXPENSE EXAMPLES



1. The purpose of the Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.


2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed.

3. Maximum Expense Examples reflect the Polaris Rewards withdrawal charge schedule, but do not reflect any upfront Payment Enhancements.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          THE POLARIS VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract. The contract provides several main benefits:

     - Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.

     - Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.


This variable annuity was developed to help you plan for your retirement. In the Accumulation phase, it can help you build assets on a tax-deferred basis. In the Income Phase, it can provide you with guaranteed income through annuity income payments.


The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, PLEASE SEE INVESTMENT OPTIONS BELOW.


As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. PLEASE SEE TAXES BELOW. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, PLEASE SEE FEE TABLE ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      PURCHASING A POLARIS VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. FOR FURTHER EXPLANATION, PLEASE SEE TAXES BELOW.


------------------------------------------------------------------------------
                                                                  MINIMUM
                                                                 AUTOMATIC
                                              MINIMUM           SUBSEQUENT
                      MINIMUM INITIAL       SUBSEQUENT           PURCHASE
                     PURCHASE PAYMENT    PURCHASE PAYMENT         PAYMENT
------------------------------------------------------------------------------
     Qualified            $2,000               $250                $100
------------------------------------------------------------------------------
   Non-Qualified          $5,000               $500                $100
------------------------------------------------------------------------------



Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.


We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,500,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept any Purchase Payment. Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. The terms creating any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.


NON-NATURAL OWNERSHIP


A trust, corporation or other non-natural entity may only purchase this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected. FOR MORE INFORMATION ON NON-NATURAL OWNERSHIP, PLEASE SEE TAXES BELOW.



Various considerations may apply with respect to non-natural ownership of this contract including but not limited to estate planning, tax consequences and the propriety of this contract as an investment consistent with a non-natural Owner's organizational documentation. You should consult with your tax and/or legal advisor in connection with non-natural ownership of this contract.


MAXIMUM ISSUE AGE


We will not issue a contract to anyone age 86 or older on the contract issue date. We will not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. PLEASE SEE TAXES BELOW. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.


TERMINATION OF THE CONTRACT FOR MISSTATEMENT AND/OR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.

JOINT OWNERSHIP

We allow this contract to be jointly owned. We require that the joint Owners be spouses except in states that allow non-spouses to be joint Owners. The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.

Certain states require that the benefits and features of the contract be made available to domestic or civil union partners ("Domestic Partners") who qualify for treatment as, or are equal to, spouses under state law. Other states allow same-sex partners to marry ("Same-Sex Spouses"). There are also states that require us to issue the contract to non-spousal joint Owners. However, Domestic Partners, Same-Sex Spouses and non-spousal joint Owners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the Internal Revenue Code. Therefore, the ability of Domestic Partners, Same-Sex Spouses and non-spousal joint Owners to fully benefit from certain benefits and features of the contract, such as optional living benefits, if applicable, that guarantee withdrawals over two lifetimes may be limited by the conflict between certain state and federal laws.

ASSIGNMENT OF THE CONTRACT

You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.


We reserve the right not to recognize any assignment if it changes the risk profile of the owner of the contract, as determined in our sole discretion or if not permitted by the Internal Revenue Code. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS ON THE TAX CONSEQUENCES OF AN ASSIGNMENT. You should consult a qualified tax adviser before assigning the contract.


ALLOCATION OF PURCHASE PAYMENTS


In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. Thus, if we have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will be priced as of the time they are received by the broker-dealer. However, if we do not have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will not be priced until they are received by us. You assume any risk in market fluctuations if you submit your Purchase Payment directly to a broker-dealer that is not deemed our agent, should there be a delay in that broker-dealer delivering your Purchase Payment to us. Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.



An initial Purchase Payment will be priced within two business days after it is received by us in Good Order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two NYSE business days after the next NYSE business day. We allocate your initial Purchase Payments as of the date such Purchase Payments are priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within five NYSE business days, we will send your money back to you, or obtain your permission to keep your money until we get the information necessary to issue the contract.


Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next NYSE business day. We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. PLEASE SEE INVESTMENT OPTIONS BELOW.


Purchase Payments submitted by check can only be accepted by the Company at the Payment Center at the following address:

First SunAmerica
P.O. Box 100357
Pasadena, CA 91189-0357

Purchase Payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.

Overnight deliveries of Purchase Payments can only be accepted at the following address:

First SunAmerica
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-0357

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Payment Center.

POLARIS REWARDS PROGRAM

If you were age 80 or younger at the time your contract was issued you may have elected to participate in this program at contract issue. We contribute an upfront Payment Enhancement and, if available, a deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elected to participate in this program, all Purchase Payments are subject to a nine year withdrawal charge schedule. PLEASE SEE EXPENSES BELOW. These withdrawal charges may offset the value of any Payment Enhancement, if you make an early withdrawal. Amounts we contribute to your contract under this program are considered earnings and are allocated to your contract as described below. There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Polaris Rewards program may not perform as well as the contract without the program.

Purchase Payments may not be invested in dollar cost averaging Fixed Accounts if you participate in the Polaris Rewards program. However, you may use other Fixed Account options, if available, for dollar cost averaging. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW.

POLARIS REWARDS ENHANCEMENT LEVELS

Each enhancement level is a range of dollar amounts, which may correspond to different enhancement rates and dates. The enhancement level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments we determine your enhancement level by adding your contract value on the date we receive each subsequent Purchase Payment to the amount of the subsequent Purchase Payment. Enhancement levels may change from time to time, at our sole discretion.

UPFRONT PAYMENT ENHANCEMENT

An upfront Payment Enhancement is an amount we add to your contract on the day we receive a Purchase Payment. We calculate an upfront Payment Enhancement amount as a percentage of each Purchase Payment. We refer to this percentage amount as the upfront Payment Enhancement Rate. We periodically review and establish the upfront Payment Enhancement Rate, which may increase or decrease at any time, but will never be less than 2%. The applicable upfront Payment Enhancement Rate is the rate in effect for the applicable enhancement level at the time we receive each Purchase Payment under your contract. The upfront Payment Enhancement amounts are allocated among Variable Portfolios and Fixed Accounts according to the current allocation instructions on file when we receive each Purchase Payment.

DEFERRED PAYMENT ENHANCEMENT

A deferred Payment Enhancement is an amount we may add to your contract on a stated future date (the "deferred Payment Enhancement date"). We calculate a deferred Payment Enhancement amount, if applicable, as a percentage of each Purchase Payments received at the time we receive the Purchase Payment. We refer to this percentage amount as the deferred Payment Enhancement Rate. We periodically review and establish the deferred Payment Enhancement Rates and deferred Payment Enhancement dates. The deferred Payment Enhancement Rate being offered may increase, decrease or be eliminated by us at any time. The deferred Payment Enhancement date, if applicable, may change at any time. The applicable deferred Payment Enhancement date and deferred Payment Enhancement Rate are those which may be in effect for the applicable enhancement level at the time when we receive each Purchase Payment. Any applicable deferred Payment Enhancement, when credited, is allocated to the Cash Management Variable Portfolio.

If you withdraw any portion of a Purchase Payment, to which a deferred Payment Enhancement applies, prior to the deferred Payment Enhancement date, we reduce the amount of the corresponding deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of determining the deferred Payment Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.

We will not allocate any applicable deferred Payment Enhancement, if any, to your contract if the following circumstances occur prior to the deferred Payment Enhancement date:

     - You surrender your contract;

     - A death benefit is paid on your contract;

     - You switch to the Income Phase of your contract; or

     - You fully withdraw the corresponding Purchase Payment.

90 DAY WINDOW

As of the 90th day after your contract was issued, we will total your Purchase Payments made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an enhancement level which, as of the date we issued your contract, would have provided for a higher upfront and/or deferred Payment Enhancement rate on each Purchase Payment, you will get the benefit of the enhancement rate(s) that were applicable to that higher enhancement level at the time your contract was issued ("Look Back Adjustment"). We will add any applicable upfront Look Back Adjustment to your contract on the 90th day following the date of contract issue. We will send you a confirmation indicating any applicable upfront and/or deferred Look Back Adjustment, on or about the 90th day following the date of contract issuance. We will allocate any applicable upfront Look Back Adjustment according to your then current allocation instructions on file for subsequent Purchase Payments at the time we make the contribution and if applicable, to the Cash Management Variable Portfolio, for a deferred Look Back Adjustment.

CURRENT ENHANCEMENT LEVELS

The Enhancement Levels, Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement date applicable to all Purchase Payments as of the date of this prospectus are:

--------------------------------------------------------------------------------------
                               UPFRONT          DEFERRED
                               PAYMENT          PAYMENT
                             ENHANCEMENT      ENHANCEMENT         DEFERRED PAYMENT
    ENHANCEMENT LEVEL            RATE             RATE            ENHANCEMENT DATE
--------------------------------------------------------------------------------------
 Under $40,000                    2%               0%         N/A
--------------------------------------------------------------------------------------
 $40,000 - $99,999                4%               0%         N/A
--------------------------------------------------------------------------------------
 $100,000 - $499,999              4%               1%         Nine years from the date
                                                              we receive each Purchase
                                                              Payment.
--------------------------------------------------------------------------------------
 $500,000 - more                  5%               1%         Nine years from the date
                                                              we receive each Purchase
                                                              Payment.
--------------------------------------------------------------------------------------




We reserve the right to modify, suspend or terminate the Polaris Rewards program at any time for prospectively issued contracts and for subsequent Purchase Payments.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we process your Purchase Payment, as described under ALLOCATION OF PURCHASE PAYMENTS above, if before that day's Market Close, or on the next business day's unit value if we process your Purchase Payment after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable daily asset based charges;
        and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by adding the Purchase Payment and Payment Enhancement, if applicable, and dividing that amount, by the Accumulation Unit value for the specific Variable Portfolio.



     EXAMPLE (CONTRACTS WITHOUT POLARIS REWARDS):



     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Unit for Variable Portfolio A.



     EXAMPLE (CONTRACTS WITH POLARIS REWARDS):


     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable

     Portfolio A. If the Payment Enhancement is 2% of your Purchase Payment, we would add a Payment Enhancement of $500 to your contract. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,500 by $11.10 and credit your contract on Wednesday with 2,297.2973 Accumulation Units for Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it. We call this a "free look." To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the greater of (1) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center minus the Free Look Payment Enhancement Deduction, if applicable or (2) your Purchase Payments. The Free Look Payment Enhancement Deduction is equal to the lesser of (1) the value of any Payment Enhancement(s) on the day we receive your free look request; or (2) the Free Look Payment Enhancement amount(s), if any, which we allocated to your contract. Thus, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period.

All contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, we reserve the right to put your money in the Cash Management Variable Portfolio during the free look period and will allocate your money according to your instructions at the end of the applicable free look period.

EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS

If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing. Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI"). More details may be obtained on-line at the following website: www.insurance.va.gov. This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract. No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               INVESTMENT OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.


The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract owners. We offer Underlying Funds of the Anchor Series Trust and SunAmerica Series Trust at least in part because they are managed by SunAmerica Asset Management Corp. ("SAAMCo"), a wholly-owned subsidiary of SunAmerica Annuity.

You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.


During periods of low short-term interest rates, and in part due to contract fees and expenses, the investment return of the Cash Management Variable Portfolio may become extremely low and possibly negative. In the case of negative returns, your investment in the Cash Management Variable Portfolio will lose value.


We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.

     ANCHOR SERIES TRUST - CLASS 1 SHARES

     SAAMCo is the investment adviser and various managers are the subadviser to Anchor Series Trust ("AST").

     SUNAMERICA SERIES TRUST - CLASS 1 SHARES

     SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").

           (PLEASE SEE NEXT PAGE FOR FULL LIST OF INVESTMENT OPTIONS)

UNDERLYING FUNDS                      MANAGED BY:                                     TRUST    ASSET CLASS
----------------                      -----------                                     -----    -----------
Aggressive Growth                     Wells Capital Management Incorporated           SAST     STOCK
Alliance Growth                       AllianceBernstein L.P.                          SAST     STOCK
Asset Allocation                      Edge Asset Management, Inc.                     AST      BALANCED
Balanced                              J.P. Morgan Investment Management Inc.          SAST     BALANCED
Blue Chip Growth                      SunAmerica Asset Management Corp.               SAST     STOCK
Capital Appreciation                  Wellington Management Company, LLP              AST      STOCK
Capital Growth                        OppenheimerFunds, Inc.                          SAST     STOCK
Cash Management                       BofA Advisors, LLC                              SAST     CASH
Corporate Bond                        Federated Investment Management Company         SAST     BOND
Davis Venture Value                   Davis Selected Advisers, L.P.                   SAST     STOCK
"Dogs" of Wall Street                 SunAmerica Asset Management Corp.               SAST     STOCK
Emerging Markets                      Putnam Investment Management, LLC               SAST     STOCK
Equity Opportunities                  OppenheimerFunds, Inc.                          SAST     STOCK
Fundamental Growth                    Wells Capital Management Incorporated           SAST     STOCK
Global Bond                           Goldman Sachs Asset Management International    SAST     BOND
Global Equities                       J.P. Morgan Investment Management Inc.          SAST     STOCK
Government and Quality Bond           Wellington Management Company, LLP              AST      BOND
Growth                                Wellington Management Company, LLP              AST      STOCK
Growth-Income                         J.P. Morgan Investment Management Inc.          SAST     STOCK
Growth Opportunities                  Invesco Advisers, Inc.                          SAST     STOCK
High-Yield Bond                       PineBridge Investments LLC                      SAST     BOND
International Diversified Equities    Morgan Stanley Investment Management, Inc.      SAST     STOCK
International Growth and Income       Putnam Investment Management, LLC               SAST     STOCK
MFS Massachusetts Investors Trust     Massachusetts Financial Services Company        SAST     STOCK
MFS Total Return                      Massachusetts Financial Services Company        SAST     BALANCED
Mid-Cap Growth                        J.P. Morgan Investment Management Inc.          SAST     STOCK
Natural Resources                     Wellington Management Company, LLP              AST      STOCK
Real Estate                           Davis Selected Advisers, L.P.                   SAST     STOCK
Technology                            Columbia Management Investment Advisers, LLC    SAST     STOCK
Telecom Utility                       Massachusetts Financial Services Company        SAST     STOCK
Total Return Bond                     Pacific Investment Management Company LLC       SAST     BOND




YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS. YOU MAY OBTAIN AN ADDITIONAL COPY OF THESE PROSPECTUSES FOR THE TRUSTS BY CALLING OUR ANNUITY SERVICE CENTER AT (800) 445-7862 OR BY VISITING OUR WEBSITE AT WWW.SUNAMERICA.COM. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE UNDERLYING FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

If your contract offered Fixed Accounts subject to a market value adjustment, please see the Market Value Adjustment ("MVA") Appendix in this prospectus for additional information.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to available investment options according to your instructions or your current allocation instruction on file.

Purchase Payments may not be invested in DCA Fixed Accounts if you elect the Polaris Rewards program.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA

Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in available investment options at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any available investment options ("target account"). Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Accounts only accept initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.


If you choose to allocate subsequent Purchase Payments to an active DCA program with a Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring that subsequent Purchase Payment into your target account allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).


You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

----------------------------------------------------------------
     MONTH           ACCUMULATION UNIT         UNITS PURCHASED
----------------------------------------------------------------

       1                  $ 7.50                     100
       2                  $ 5.00                     150
       3                  $10.00                      75
       4                  $ 7.50                     100
       5                  $ 5.00                     150
       6                  $ 7.50                     100
----------------------------------------------------------------


     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

TRANSFERS DURING THE ACCUMULATION PHASE


Subject to our rules, restrictions and policies described below, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts by telephone (800) 445-7862, through the Company's website (www.sunamerica.com), by U.S. Mail addressed to our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by the Internet unless you tell us not to on your contract application. We may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.


Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed
Accounts.

You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

There is no charge for your first 15 transfers. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

SHORT-TERM TRADING POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.

The first 15 transfers in a rolling 12-month look-back period ("12-Month Rolling Period") can be made by telephone, through the Company's website, or in writing by mail or by facsimile. The 15th transfer in a 12-Month Rolling Period triggers the U.S. Mail method of transfer. Therefore, once you make the 15th transfer in a 12-Month Rolling Period, all transfers must be submitted by United States Postal Service first-class mail ("U.S. Mail") for 12-months following the date of the 15th transfer ("Standard U.S. Mail Policy").


For example, if you made a transfer on August 16, 2010 and within the previous twelve months (from August 17, 2009 forward) you made 15 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2010 must be submitted by U.S. Mail (from August 17, 2010 through August 16,
2011).


U.S. Mail includes any postal service delivery method that offers delivery no sooner than United States Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.

All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.

We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request;
(4) terminate your transfer privileges; and/or (5) request that you surrender your contract. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES

Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.

Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

AUTOMATIC ASSET REBALANCING PROGRAM


Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing Program, you may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if applicable, periodically rebalanced to return your allocations to the percentages given at your last instructions for no additional charge. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make such transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if applicable, resulting from your transfer ("Default Rebalancing Instructions"). You may change any applicable Default Rebalancing

Instructions at any time by contacting the Annuity Service Center.

Automatic Asset Rebalancing typically involves shifting a portion of your money out of investment options which had higher returns into investment options which had lower returns. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

RETURN PLUS PROGRAM


The Return Plus program, available only if we are offering multi-year Fixed Accounts and available for no additional charge, allocates your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.


     EXAMPLE OF RETURN PLUS PROGRAM:


     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 3 years. If the 3-year Fixed Account is offering a 4% interest rate, Return Plus will allocate $88,900 to the 3-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $11,100 may be allocated among the Variable Portfolios according to your allocation instructions.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


You can access money in your contract by making systematic, partial, or a total withdrawal, and/or by receiving annuity income payments during the Income Phase. PLEASE SEE ANNUITY INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.



We deduct a withdrawal charge applicable to any partial or total withdrawal made before the end of the withdrawal charge period.



FREE WITHDRAWAL AMOUNT



Your contract provides for a free withdrawal amount each year. A free withdrawal amount, as defined below, is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge at the time of the withdrawal if it is taken during the withdrawal charge period. The free withdrawal amount does not reduce the basis used to calculate future annual free withdrawals and withdrawal charges. As a result, if you surrender your contract in the future while withdrawal charges are still applicable, you will not receive the benefit of any previous free withdrawals upon a full surrender for the purpose of calculating the withdrawal charge.



Withdrawals of Purchase Payments made prior to the end of the withdrawal charge schedule that are in excess of your free withdrawal amount will result in a withdrawal charge. Before purchasing this contract, you should consider the effect of withdrawal charges on your investment if you need to withdraw more money than the annual free withdrawal amount during the withdrawal charge period. You should fully discuss this decision with your financial representative.


To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty-free earnings" and "total invested amount."

Penalty-free earnings are equal to your contract value less your total invested amount and may be withdrawn free of a withdrawal charge at any time, including upon a full surrender of your contract. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn may also be withdrawn free of a withdrawal charge at any time. The total invested amount is the sum of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and

     - Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.

When you make a withdrawal, we deduct it from penalty-free earnings first, any remaining penalty-free withdrawal amount, and then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charge.



During the first contract year, your free withdrawal amount is the greater of:



     (1) your penalty-free earnings; or



     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount; or


After the first contract year, your free withdrawal amount is the greater of (1) or (2) plus any portion of your total invested amount no longer subject to a withdrawal charge:

     (1) your penalty-free earnings; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year and still subject to a withdrawal charge.

Amounts withdrawn free of a withdrawal charge under the 10% provision do not reduce the amount you invested for purposes of calculating the withdrawal charge and penalty-free earnings. As a result, if you surrender your contract in the future and withdrawal charges are still applicable, any previous free withdrawals under the 10% provision would then be subject to applicable withdrawal charges. We calculate charges upon surrender of the contract on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.

If you participate in the Polaris Rewards program, you will not receive any deferred Payment Enhancement if you fully withdraw a Purchase Payment or if you surrender your contract prior to the corresponding Deferred Payment Enhancement Date.

Although we do not assess a withdrawal charge when you take a 10% free withdrawal of the total invested amount we will proportionally reduce the amount of any corresponding Deferred Payment Enhancement. PLEASE SEE POLARIS REWARDS PROGRAM ABOVE.

The withdrawal charge percentage is determined by the number of years the Purchase Payment has been in the contract at the time of the withdrawal. PLEASE SEE EXPENSES BELOW. For the purpose of calculating the withdrawal charge, any prior free withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

If you surrender your contract, we may also deduct any premium taxes, if applicable. PLEASE SEE EXPENSES BELOW.


Under most circumstances, the minimum amount you can withdraw is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. The request for withdrawal must be in writing and sent to the Annuity Service Center. For withdrawals of $500,000 and more, a signature guarantee is generally required at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. In the event that a proportionate partial withdrawal would cause the value of any Variable Portfolio or Fixed Account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.


Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. PLEASE SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.


We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners; (5) we are on notice that this contract is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.


Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM


During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times, or withdrawals may be discontinued. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2. A withdrawal charge may apply if the amount of the periodic withdrawals in any year exceeds the free withdrawal amount permitted each year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND SEE EXPENSES BELOW.


The program is not available to everyone. Please contact our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract value is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES BELOW for a more detailed explanation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  DEATH BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you begin the Income Phase; your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.


If the contract is owned by a trust or any other non-natural person, we will treat the death of the Primary Annuitant as the death of any Owner.



You designate your Beneficiary who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint Owner is the sole Beneficiary. Joint Annuitants, if any, when the Owner is a non-natural person shall be each other's sole Beneficiary, except when the Owner is a charitable remainder trust. In designating your Beneficiary, you may impose restrictions on the timing and manner of the payment of death benefits. Those restrictions can govern the payment of the death benefit.





If any contract is owned by a trust, whether as an agent for a natural person or otherwise, you should consider the contractual provisions that apply, including provisions that apply in the event of the death or change of an Annuitant, in determining whether the contract is an appropriate trust investment. You may wish to consult with your tax and/or legal adviser.


We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death at the Annuity Service Center. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order at the Annuity Service Center, (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. If the death benefit request is not received by us in Good Order or if notification of the death is made by the Beneficiary prior to submitting all required paperwork and satisfactory proof of death, the Beneficiary may have the option of transferring the entire contract value to the Cash Management Variable Portfolio or available Fixed Account by contacting the Annuity Service Center. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.


For contracts in which the aggregate of all Purchase Payments in contracts issued by the Company or its affiliate, SunAmerica Annuity, to the same Owner/Annuitant are in excess of $1,500,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.


If a Beneficiary does not elect a settlement option, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value.


BENEFICIARY CONTINUATION PROGRAMS



EXTENDED LEGACY PROGRAM



The Extended Legacy Program, if available, can allow a Beneficiary to an existing contract issued by the Company to take the death benefit amount in the form of withdrawals over a longer period of time, with the flexibility to withdraw more than the IRS required minimum distribution. The Beneficiary may elect the Extended Legacy Program on the

Death Claim Form. The Extended Legacy Guide includes important information regarding the program and may be requested from the Annuity Service Center.



We will send the Beneficiary a prospectus which describes the investment options and administrative features available under the Extended Legacy Program along with the Extended Legacy Guide. The prospectus that the Beneficiary will receive may be for a different product than the original Owner purchased. Upon election of the Extended Legacy Program, the contract continues in the original Owner's name for the benefit of the Beneficiary. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the Owner's death. Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy Program if he/she has already elected another settlement option.



If the Beneficiary elects to participate in this program and the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value.



There are certain restrictions applicable to the Extended Legacy Program. The Extended Legacy Program cannot be elected with rollover contracts from other companies. No Purchase Payments are permitted. Living Benefits and Death Benefits that may have been elected by the original Owner are not available and any charges associated with these features will no longer be deducted. In the event of the Beneficiary's death, any remaining contract value will be paid to the person(s) named by the Beneficiary. The contract may not be assigned and ownership may not be changed or jointly owned.



We may offer Variable Portfolios currently available under the Separate Account to the Beneficiary upon election of the Extended Legacy Program. These Variable Portfolios may differ from those available to the original Owner; in addition, the Variable Portfolios may be of a different share class subject to higher 12b-1 fees. The Beneficiary may transfer funds among the Variable Portfolios. Any Fixed Accounts that may have been available to the original Owner will no longer be available for investment to the Beneficiary.



If the Beneficiary elects the Extended Legacy Program, we will charge a lower annual Separate Account Charge of 1.15%. This charge is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. The Beneficiary may withdraw all or a portion of the contract value at any time and withdrawals are not subject to withdrawal charges. Additionally, the Beneficiary may choose to participate in the Systematic Withdrawal Program and the Automatic Asset Rebalancing Program.



5-YEAR SETTLEMENT OPTION



The Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by December 31st of the year containing the fifth anniversary of death. For IRAs, the 5-year settlement option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original Owner reaches the age of 70 1/2).



GUIDED LEGACY PROGRAM



Guided Legacy, if available, is an administrative program which allows the Owner to designate a specific distribution method or settlement option of the death benefit for their Beneficiaries, if death occurs during the Accumulation Phase. The Guided Legacy Program can restrict the settlement options normally available to the Beneficiary. The Owner may elect the Guided Legacy Program on the Guided
Legacy: Restricted Beneficiary Payout Form ("Guided Legacy Form").



Upon death of the Owner during the Accumulation Phase, any death benefits payable under the contract will be applied to the specified annuity option or Extended Legacy Program option for the benefit of the Beneficiary as selected by the Owner on the Guided Legacy Form. The Beneficiary will not be able to change the option or receive a lump sum payment unless specified in the Guided Legacy Form.



PLEASE CONSULT A QUALIFIED ADVISER REGARDING TAX IMPLICATIONS ABOUT YOUR PARTICULAR CIRCUMSTANCES IF YOU ARE CONSIDERING ONE OF THESE BENEFICIARY CONTINUATION OPTIONS.


DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal, including fees and charges applicable to that withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equal total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.


The Company does not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Purchase Payments are received on or after your 86th birthday.

THE FOLLOWING IS THE DESCRIPTION OF THE DEATH BENEFIT FOR CONTRACTS ISSUED ON OR AFTER OCTOBER 24, 2001:

The death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 81st birthday or date of death. The anniversary value equals the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Purchase Payments since that contract anniversary.

If you are age 90 or older at the time of death and selected the Maximum Anniversary death benefit, the death benefit will be equal to the contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of your death.

THE FOLLOWING IS THE DESCRIPTION OF THE DEATH BENEFIT FOR CONTRACTS ISSUED BETWEEN APRIL 28, 1997 AND OCTOBER 24, 2001:

The death benefit is the greatest of:

     1.  Contract value; or

     2.  Total Purchase Payments less any withdrawals; or

     3. Maximum anniversary value prior to your 81st birthday. The anniversary value is equal to the value of your contract on each contract anniversary less any withdrawals, plus any additional Purchase Payments since that anniversary.

THE FOLLOWING IS THE DESCRIPTION OF THE DEATH BENEFIT FOR CONTRACTS ISSUED PRIOR TO APRIL 28, 1997:

The death benefit is the greatest of:

     1.  Contract value; or

     2.  Total Purchase Payments less any withdrawals; or

     3.  After your seventh contract anniversary, the greater of:

          a. the value of your contract on the day before your last contract anniversary less any withdrawals, plus any additional Purchase Payments since that date; or

          b. the death benefit on the day before your last contract anniversary, less any withdrawals since that anniversary.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXPENSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase certain contract level fees, such as Separate Account or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH THE DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.

SEPARATE ACCOUNT EXPENSES

The mortality and expense risk charge and distribution expense charge is 1.52% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every contract year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract.

We apply a withdrawal charge schedule against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for 9 complete years if you elected to participate in the Polaris Rewards program, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. The withdrawal charge schedules are as follows:

WITHDRAWAL CHARGE WITHOUT THE POLARIS REWARDS PROGRAM

-------------------------------------------------------------------------------
 YEARS SINCE
 PURCHASE PAYMENT
 RECEIPT                   1      2      3      4      5      6      7      8
-------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE                    7%     6%     5%     4%     3%     2%     1%     0%
-------------------------------------------------------------------------------


WITHDRAWAL CHARGE WITH THE POLARIS REWARDS PROGRAM

------------------------------------------------------------------------------------------
 YEARS SINCE
 PURCHASE PAYMENT
 RECEIPT                1      2      3      4      5      6      7      8      9      10
------------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE                 9%     9%     8%     7%     6%     5%     4%     3%     2%     0%
------------------------------------------------------------------------------------------



These higher potential withdrawal charges for the Polaris Rewards program may compensate us for the expenses associated with the program.



The Polaris Rewards program is designed for long term investing. We expect that if you remain committed to this investment over the long term, we will profit as a result of fees charged over the life of your contract. However, other than the withdrawal charge, no other fees or charges are higher if you elect Polaris Rewards than the contract without an election of this program.


When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.


If you take a partial withdrawal, you can choose whether any applicable withdrawal charges are deducted from the amount withdrawn or from the contract value remaining after the amount withdrawn. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.


We will not assess a withdrawal charge when we pay a death benefit, assess contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. PLEASE SEE TAXES BELOW.

UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Fund. These fees may vary. They are not fixed or specified in your annuity contract, rather the Underlying Funds are governed by their own boards of trustees.

FOR MORE DETAILED INFORMATION ON THESE UNDERLYING FUND FEES, PLEASE REFER TO THE TRUST PROSPECTUSES.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $30 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. We will deduct the contract maintenance fee on a pro-rata basis from the portion of your contract value allocated to the Variable Portfolios on your contract anniversary. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios which equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.

TRANSFER FEE

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.


The Company may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described. Currently, the Company credits an additional amount to contracts sold to the following groups: (1) employees of the Company and its affiliates, and their immediate family members; (2) appointed agents and registered representatives of broker-dealers that sell the Company's and its affiliates' variable contracts, and the agents' and registered representatives' immediate family members; (3) trustees of mutual funds offered in the Company's and its affiliates' variable contracts. The additional amount credited to a contract sold to one of the above individuals will generally equal the commission payable on the initial purchase payment for the contract. This means that the additional amount will generally be in the range of 1.50% to 7.75% of the initial Purchase Payment.


Certain broker-dealers may limit crediting this additional amount to employees only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         PAYMENTS IN CONNECTION WITH THE
                          DISTRIBUTION OF THE CONTRACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.

COMMISSIONS. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and SunAmerica Capital Services, Inc. ("SACS"), the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 7.75% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually.

The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.


If allowed by his or her selling firm, a registered representative or other eligible person may purchase a contract on a basis in which an additional amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE.



We provide a list of selling firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2010 in the Statement of Additional Information which is available upon request.


We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.

NON-CASH COMPENSATION. Some registered representatives may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.

PAYMENTS WE RECEIVE

We may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that make such payments to us. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We generally receive two kinds of payments described below.


ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds or wholly from the assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. These amounts are generally based on assets under management from certain Trusts' investment advisers or their affiliates and vary by Trust. Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others. Such amounts received from SAAMCo, a wholly-owned subsidiary of SunAmerica Annuity, are not expected to exceed 0.50% annually based on assets under management.



OTHER PAYMENTS. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisers, subadvisers and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the adviser's, subadviser's or distributor's participation.


In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             ANNUITY INCOME OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE INCOME PHASE



WHAT IS THE INCOME PHASE?



During the Income Phase, we use the money accumulated in your contract to make regular payments to you. This is known as "annuitizing" your contract. At this point, the Accumulation Phase ends. You will no longer be able to take withdrawals of contract value and all other features and benefits of your contract will terminate, including your ability to surrender your contract.



BEGINNING THE INCOME PHASE IS AN IMPORTANT EVENT. YOU HAVE DIFFERENT OPTIONS AVAILABLE TO YOU. YOU SHOULD DISCUSS YOUR OPTIONS WITH YOUR FINANCIAL REPRESENTATIVE AND/OR TAX ADVISOR SO THAT TOGETHER YOU MAY MAKE THE BEST DECISION FOR YOUR PARTICULAR CIRCUMSTANCES.



WHEN DOES THE INCOME PHASE BEGIN?



Generally, you can annuitize your contract any time after your second contract anniversary ("Annuity Date") and on or before the Latest Annuity Date, defined below, by completing and mailing the Annuity Option Selection Form to the Annuity Service Center.



If you do not request to annuitize your contract on the Annuity Date of your choice, your contract will be annuitized on the Latest Annuity Date, except as specified below. The Latest Annuity Date is defined as the first business day of the month following your 90th birthday. If your contract is jointly owned, the Latest Annuity Date is based on the older Owner's date of birth.

HOW DO I ELECT TO BEGIN THE INCOME PHASE?



First, you must select one of the annuity income payment options, listed below, that best meets your needs by mailing a completed Annuity Option Selection Form to the Annuity Service Center. If you do not select an annuity income payment option, your contract will be annuitized in accordance with the default annuity income payment option specified under Annuity Income Payment Options below.



WHAT IS THE IMPACT ON MY DEATH BENEFIT WHEN MY CONTRACT IS ANNUITIZED?



Upon annuitizing the contract, the death benefit will terminate. PLEASE SEE DEATH BENEFITS ABOVE.



CAN I EXTEND THE ACCUMULATION PHASE PAST THE LATEST ANNUITY DATE?



If you do not begin the Income Phase earlier, annuity income payments must begin on your Latest Annuity Date. For contracts issued on or after October 24, 2001, we will extend your Accumulation Phase to first business day following your 95th birthday.



For contracts issued prior to October 24, 2001, we may offer you the opportunity to extend your Accumulation Phase up to age 95 at our sole discretion. Currently, for contracts issued prior to October 24, 2001, we allow extensions of the Accumulation Phase, in one-year increments ("Extension Periods"), provided your contract is eligible for an Extension Period as described below.



If you enter an Extension Period, your contract remains in the Accumulation Phase, you retain all current benefits, and can choose to surrender or annuitize in the future. If you do not wish to enter or continue an Extension Period, you can elect to annuitize by mailing a completed Annuity Option Selection Form to the Annuity Service Center. Accepting our offer to extend the Accumulation Phase does not preclude you from requesting to annuitize your contract prior to the end of the Extension Period.



EXTENSION PERIODS WILL NOT BE OFFERED BEYOND THE FIRST BUSINESS DAY OF THE MONTH FOLLOWING YOUR 95TH BIRTHDAY. If your Accumulation Phase is extended to the first business day of the month following your 95th birthday but you have not selected an Annuity Payout Option by that date, we will automatically annuitize your contract using the default option specified below.



We will contact you prior to your Latest Annuity Date to inform you of Extension Periods, if available. Currently, you may be eligible for an Extension Period provided you do not have a Leveraged Death Benefit. A Leveraged Death Benefit is determined as follows:



     (1) a withdrawal is taken after May 2, 2011(unless taken as a systematic withdrawal of the RMD for this contract); and



     (2) the death benefit to contract value ratio is 300% or more, on the date we determine eligibility for an Extension Period.



If we determine you are not eligible for an Extension Period due to having a Leveraged Death Benefit, as defined above, we will not allow any extensions of your Accumulation Phase, and your contract will be annuitized on the Latest Annuity Date. Subsequently, if we determine you are no longer eligible for an Extension Period, we will then annuitize your contract on the first business day of the month following the end of the current Extension Period in accordance with the default annuity income payment option specified below and in your contract. You may select another annuity income payment option so long as you notify us in writing at least 30 days prior to that date.



We reserve the right, at our sole discretion, to refuse to offer Extension Periods, regardless of whether we may have granted Extension Periods in the past to you or other similarly situated contract owners.


ANNUITY INCOME OPTIONS


You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option. If you elect to receive annuity income payments but do not select an annuity income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years.



We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract Owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new Annuitant election, you may not select an annuity income option based on the life of the Annuitant.


ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.

ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.


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ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 YEARS
GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments.

If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account separate account charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.

FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     - for life income options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.


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DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

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                                      TAXES
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THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS BASED ON THE
INTERNAL REVENUE TAX CODE, TREASURY REGULATIONS AND INTERPRETATIONS EXISTING AS OF THE DATE OF THIS PROSPECTUS AND GENERALLY DOES NOT ADDRESS STATE OR LOCAL TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE, NOR DOES IT INCLUDE ALL THE FEDERAL TAX RULES THAT MAY AFFECT YOU AND YOUR CONTRACT. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES FROM A QUALIFIED TAX ADVISOR. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. FEDERAL INCOME TAX TREATMENT OF THE CONTRACT IS SOMETIMES UNCERTAIN AND CONGRESS, THE IRS AND/OR THE COURTS MAY MODIFY TAX LAWS AND TREATMENT RETROACTIVELY. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.


ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under one of a number of types of employer-sponsored retirement plans, or any Individual Retirement Account or Annuity ("IRA"), your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.


If you purchase your contract under one of a number of types of employee-sponsored retirement plans, or under an IRA, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and IRAs, Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k) or governmental 457(b) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.


AGGREGATION OF CONTRACTS


All Non-Qualified contracts that are issued after October 21, 1988 by the same company to the same policyholder during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution.


TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - under an immediate annuity contract;

     - when attributable to Purchase Payments made prior to August 14, 1982.

On March 30, 2010, the Health Care and Reconciliation Act ("Reconciliation Act") was signed into law. Among other

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

provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see Contracts Owned by a Trust or Corporation). This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a "1035 exchange"). We reserve the right to treat partial transfers as tax-reportable distributions, rather than as partial 1035 exchanges, in recognition of certain questions which remain notwithstanding recent IRS guidance on the subject. Such treatment for tax reporting purposes, however, should not prevent a taxpayer from taking a different position on their return, in accordance with the advice of their tax counsel or other tax consultant, if they believe the requirements of IRC Section 1035 have been satisfied.


TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS



Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA contributions, designated Roth contributions from 403(b), 401(k), and governmental 457(b) plans, as well as any other after-tax amounts permitted under the employer's plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from designated Roth accounts in 403(b), 401(k), and governmental 457(b) plans, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Qualified Distributions from Roth IRAs, designated Roth accounts in 403(b), 401(k), and governmental 457(b) plan accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.


The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for higher education expenses;

     - distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty.


     - The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.



The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Generally, withdrawals can only be made when an
Owner: (1) reaches age 59 1/2; (2) severs employment with the


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

employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.

Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer's plan, generally are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred to a contract with lesser IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.

Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the Code, regulations, IRS pronouncements, and other applicable legal authorities.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance permitted the adoption of the written plan, whether in the form of a single document or as a collection of documents, not later than December 31, 2009. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new premium (including contributions, transfers and exchanges) into new or existing 403(b) contracts.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules might have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009 or, if later, prior to the transfer, the transfer would be considered a "failed" transfer that is subject to tax, and as such could be a violation of applicable withdrawal limitations. Additional guidance issued by the IRS generally permitted a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer. The IRS may in the future issue new guidance, or revise its existing guidance, regarding corrections of defects in 403(b) plans, including such failed transfers.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax adviser.

Withdrawals from other Qualified contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or Individual Retirement Annuity), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.

REQUIRED MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar

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

year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions for the year in which you reach age 70 1/2. You can delay taking your first distribution until the following year; however, you must take your distribution on or before April 1 of that same following year. It is important to note that if you choose to delay your first distribution, you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31. However, The Worker, Retiree, and Employer Recovery Act of 2008, eliminated the 2009 minimum distribution requirement from most eligible retirement plans. We are not aware of any proposal or legislative or regulatory action to extend this exemption from the minimum distribution requirement for 2010 or later years.

If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.


The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from Qualified annuity contracts. One of the regulations effective January 1, 2006 requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and/or living benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax adviser.


TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or as annuity income payments. Estate taxes may also apply.


Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could in the future take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2, unless another exception applies.


If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation or other owner that is not a natural person ("Non-Natural Owner") that is considering purchasing this contract should consult a tax adviser. Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for Federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract's value in excess of the owner's cost basis, and the contract's cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.


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

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the Underlying Funds must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-Qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE DISTRIBUTOR

SunAmerica Capital Services, Inc. ("SACS"), Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. SACS, an affiliate of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA"), formerly known as the National Association of Securities Dealers, Inc. No underwriting fees are retained by SACS in connection with the distribution of the contracts.

THE COMPANY


First SunAmerica Life Insurance Company ("First SunAmerica") is a stock life insurance company originally organized under the laws of the state of New York on December 5, 1978. Its principal place of business is One World Financial Center, 200 Liberty Street, New York, New York 10281. First SunAmerica conducts life insurance and annuity business only in the state of New York.


OWNERSHIP STRUCTURE OF THE COMPANY


First SunAmerica is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.



AIG is a leading international insurance organization with operations in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange, as well as the stock exchanges in Ireland and Tokyo.



On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C shares were entitled to approximately 77.8% of the voting power of AIG's outstanding stock.



On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the Federal Reserve Bank of New York ("NY Fed") approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock and subsequently transferred to the U.S. Department of the Treasury (the "Treasury Department") and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the Treasury Department is a majority shareholder of AIG Common Stock. These transactions do not alter the Company's obligations to you. It is expected that over time the Treasury Department will sell its shares of the AIG Common Stock on the open market.



More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov. For information on how to locate these documents, SEE FINANCIAL STATEMENTS, BELOW.


OPERATION OF THE COMPANY


The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial products and the relative value of its brand. Additionally, American International Group-related news may also have an impact on the Company's operations.


The Company is exposed to market risk, contract owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income in the case of assets held in the separate accounts. These guaranteed benefits are sensitive to equity market conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.

The Company is regulated for the benefit of contract owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company's operations.

THE SEPARATE ACCOUNT

First SunAmerica originally established FS Variable Separate Account under New York law on September 9, 1994.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract owners.

THE GENERAL ACCOUNT

Obligations that are paid out of the Company's general account ("General Account") include any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.

The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the living benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a living benefit allocate their Purchase Payments in accordance with specified investment parameters.

GUARANTEE OF INSURANCE OBLIGATIONS

The Company's insurance policy obligations for individual and group contracts issued prior to January 31, 2008 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home" or "Guarantor"), a subsidiary of American International Group and an affiliate of the Company. Please see the Statement of Additional Information for more information regarding these arrangements.

As of January 31, 2008 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group.


FINANCIAL STATEMENTS



The financial statements described below are important for you to consider. Information about how to obtain these financial statements is also provided below.



THE COMPANY, THE SEPARATE ACCOUNT AND THE GUARANTOR



The financial statements of the Company and the Separate Account are required to be made available because you must look to those entities directly to satisfy our obligations to you under the Contract. The financial statements of the Guarantor are provided in relation to its ability to meet its obligations under the Guarantee. PLEASE SEE GUARANTEE OF INSURANCE OBLIGATIONS ABOVE.




INSTRUCTIONS TO OBTAIN FINANCIAL STATEMENTS

The financial statements of the Company, Separate Account and Guarantor are available by requesting a free copy of the Statement of Additional Information by calling (800) 445-7862 or by using the request form on the last page of this prospectus.


We encourage both existing and prospective contract owners to read and understand the financial statements.


You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281


To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:


By Mail:
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 445-7862

ADMINISTRATION


We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comments, questions or service requests.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions for your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.


LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. Various lawsuits against the Company have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. In management's opinion, these matters are not material in relation to the financial position of the Company.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, American Home, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862. The table of contents of the SAI is listed below.


Separate Account and the Company
General Account
Performance Data
Annuity Income Payments
Annuity Unit Values
Taxes
Broker-Dealer Firms Receiving Revenue Sharing Payments
Distribution of Contracts
Financial Statements
  Separate Account Financial Statements
  First SunAmerica Life Insurance Company Financial
     Statements
  American Home Statutory Basis Financial Statements
  American International Group, Inc. Financial Information

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                              FISCAL       FISCAL       FISCAL       FISCAL       FISCAL
                               YEAR         YEAR         YEAR         YEAR         YEAR
                              ENDED        ENDED        ENDED        ENDED        ENDED
VARIABLE PORTFOLIOS          12/31/01     12/31/02     12/31/03     12/31/04     12/31/05
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

AGGRESSIVE GROWTH - SAST Class 1 Shares
(Inception Date - 6/3/96)
  Beginning AUV.........    $20.283      $13.648      $10.123      $12.807      $14.731
  Ending AUV............    $13.648      $10.123      $12.807      $14.731      $15.776
  Ending Number of AUs..    947,783      796,979      679,642      626,245      528,446

-----------------------------------------------------------------------------------------
ALLIANCE GROWTH - SAST Class 1 Shares
(Inception Date - 4/6/95)
  Beginning AUV.........    $38.509      $32.621      $22.076      $27.355      $29.082
  Ending AUV............    $32.621      $22.076      $27.355      $29.082      $33.404
  Ending Number of AUs..    2,083,516    1,750,852    1,505,948    1,265,980    1,052,452
-----------------------------------------------------------------------------------------
ASSET ALLOCATION - AST Class 1 Shares
(Inception Date - 4/24/95)
  Beginning AUV.........    $19.448      $18.614      $16.951      $20.546      $22.327
  Ending AUV............    $18.614      $16.951      $20.546      $22.327      $23.083
  Ending Number of AUs..    908,702      707,564      636,097      567,653      479,414
-----------------------------------------------------------------------------------------
BALANCED - SAST Class 1 Shares
(Inception Date - 6/3/96)
  Beginning AUV.........    $17.560      $15.021      $12.550      $14.229      $14.964
  Ending AUV............    $15.021      $12.550      $14.229      $14.964      $15.017
  Ending Number of AUs..    1,184,966    1,002,246    923,931      826,510      656,943
-----------------------------------------------------------------------------------------
BLUE CHIP GROWTH - SAST Class 1 Shares
(Inception Date - 1/4/01)
  Beginning AUV.........    $8.629       $6.692       $4.661       $5.785       $5.996
  Ending AUV............    $6.692       $4.661       $5.785       $5.996       $6.056
  Ending Number of AUs..    71,516       162,667      263,958      271,820      243,100
-----------------------------------------------------------------------------------------
CAPITAL APPRECIATION - AST Class 1 Shares
(Inception Date - 4/6/95)
  Beginning AUV.........    $39.336      $33.864      $25.794      $33.598      $36.106
  Ending AUV............    $33.864      $25.794      $33.598      $36.106      $39.703
  Ending Number of AUs..    1,090,165    1,002,621    880,387      764,625      653,914
-----------------------------------------------------------------------------------------
CAPITAL GROWTH - SAST Class 1 Shares
(Inception Date - 1/9/01)
  Beginning AUV.........    $9.332       $7.173       $5.080       $6.266       $6.975
  Ending AUV............    $7.173       $5.080       $6.266       $6.975       $7.117
  Ending Number of AUs..    39,318       92,004       87,498       104,437      80,983
-----------------------------------------------------------------------------------------
CASH MANAGEMENT - SAST Class 1 Shares
(Inception Date - 4/27/95)
  Beginning AUV.........    $12.793      $13.062      $13.040      $12.929      $12.838
  Ending AUV............    $13.062      $13.040      $12.929      $12.838      $12.997
  Ending Number of AUs..    1,624,211    1,350,084    850,709      790,949      729,525
-----------------------------------------------------------------------------------------
CORPORATE BOND - SAST Class 1 Shares
(Inception Date - 4/12/95)
  Beginning AUV.........    $13.190      $13.972      $14.788      $16.304      $17.153
  Ending AUV............    $13.972      $14.788      $16.304      $17.153      $17.217
  Ending Number of AUs..    678,806      728,829      784,484      647,980      578,276
-----------------------------------------------------------------------------------------
DAVIS VENTURE VALUE - SAST Class 1 Shares
(Inception Date - 4/6/95)
  Beginning AUV.........    $30.052      $26.245      $21.522      $28.218      $31.548
  Ending AUV............    $26.245      $21.522      $28.218      $31.548      $34.369
  Ending Number of AUs..    2,548,423    2,160,663    1,887,454    1,687,140    1,467,297
-----------------------------------------------------------------------------------------
"DOGS" OF WALL STREET - SAST Class 1 Shares
(Inception Date - 10/19/99)
  Beginning AUV.........    $9.122       $9.692       $8.920       $10.544      $11.385
  Ending AUV............    $9.692       $8.920       $10.544      $11.385      $10.906
  Ending Number of AUs..    13,220       321,081      295,977      291,495      248,632
-----------------------------------------------------------------------------------------
                              FISCAL      FISCAL      FISCAL      FISCAL      FISCAL
                               YEAR        YEAR        YEAR        YEAR        YEAR
                              ENDED        ENDED       ENDED       ENDED       ENDED
VARIABLE PORTFOLIOS          12/31/06    12/31/07    12/31/08    12/31/09    12/31/10
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

AGGRESSIVE GROWTH - SAST Class 1 Shares
(Inception Date - 6/3/96)
  Beginning AUV.........    $15.776      $17.604     $17.254     $8.048      $11.136
  Ending AUV............    $17.604      $17.254     $8.048      $11.136     $13.288
  Ending Number of AUs..    422,445      299,034     215,532     176,654     146,640

-------------------------------------------------------------------------------------
ALLIANCE GROWTH - SAST Class 1 Shares
(Inception Date - 4/6/95)
  Beginning AUV.........    $33.404      $33.154     $37.424     $21.843     $30.342
  Ending AUV............    $33.154      $37.424     $21.843     $30.342     $32.944
  Ending Number of AUs..    820,998      594,114     461,875     379,322     317,878
-------------------------------------------------------------------------------------
ASSET ALLOCATION - AST Class 1 Shares
(Inception Date - 4/24/95)
  Beginning AUV.........    $23.083      $25.309     $27.031     $20.487     $24.678
  Ending AUV............    $25.309      $27.031     $20.487     $24.678     $27.673
  Ending Number of AUs..    381,339      303,108     225,110     186,290     158,989
-------------------------------------------------------------------------------------
BALANCED - SAST Class 1 Shares
(Inception Date - 6/3/96)
  Beginning AUV.........    $15.017      $16.398     $17.023     $12.425     $15.179
  Ending AUV............    $16.398      $17.023     $12.425     $15.179     $16.719
  Ending Number of AUs..    501,155      386,209     295,987     259,780     215,309
-------------------------------------------------------------------------------------
BLUE CHIP GROWTH - SAST Class 1 Shares
(Inception Date - 1/4/01)
  Beginning AUV.........    $6.056       $6.357      $7.142      $4.290      $5.782
  Ending AUV............    $6.357       $7.142      $4.290      $5.782      $6.408
  Ending Number of AUs..    232,717      240,710     161,812     138,065     112,635
-------------------------------------------------------------------------------------
CAPITAL APPRECIATION - AST Class 1 Shares
(Inception Date - 4/6/95)
  Beginning AUV.........    $39.703      $43.571     $54.805     $32.197     $43.370
  Ending AUV............    $43.571      $54.805     $32.197     $43.370     $52.425
  Ending Number of AUs..    528,587      417,624     319,235     245,131     202,105
-------------------------------------------------------------------------------------
CAPITAL GROWTH - SAST Class 1 Shares
(Inception Date - 1/9/01)
  Beginning AUV.........    $7.117       $8.177      $9.145      $4.939      $6.981
  Ending AUV............    $8.177       $9.145      $4.939      $6.981      $7.510
  Ending Number of AUs..    113,284      111,930     122,533     79,534      58,929
-------------------------------------------------------------------------------------
CASH MANAGEMENT - SAST Class 1 Shares
(Inception Date - 4/27/95)
  Beginning AUV.........    $12.997      $13.394     $13.787     $13.740     $13.539
  Ending AUV............    $13.394      $13.787     $13.740     $13.539     $13.303
  Ending Number of AUs..    704,199      820,755     767,769     439,034     317,997
-------------------------------------------------------------------------------------
CORPORATE BOND - SAST Class 1 Shares
(Inception Date - 4/12/95)
  Beginning AUV.........    $17.217      $17.951     $18.648     $16.938     $21.850
  Ending AUV............    $17.951      $18.648     $16.938     $21.850     $23.881
  Ending Number of AUs..    415,950      348,556     252,865     231,342     184,584
-------------------------------------------------------------------------------------
DAVIS VENTURE VALUE - SAST Class 1 Shares
(Inception Date - 4/6/95)
  Beginning AUV.........    $34.369      $39.032     $40.618     $24.739     $32.530
  Ending AUV............    $39.032      $40.618     $24.739     $32.530     $35.942
  Ending Number of AUs..    1,209,467    967,937     725,812     591,495     510,653
-------------------------------------------------------------------------------------
"DOGS" OF WALL STREET - SAST Class 1 Shares
(Inception Date - 10/19/99)
  Beginning AUV.........    $10.906      $13.067     $12.621     $9.125      $10.799
  Ending AUV............    $13.067      $12.621     $9.125      $10.799     $12.415
  Ending Number of AUs..    204,092      161,862     127,465     107,196     101,592
-------------------------------------------------------------------------------------



                 AUV - Accumulation Unit Value
                 AU - Accumulation Units

                              FISCAL       FISCAL       FISCAL       FISCAL       FISCAL
                               YEAR         YEAR         YEAR         YEAR         YEAR
                              ENDED        ENDED        ENDED        ENDED        ENDED
VARIABLE PORTFOLIOS          12/31/01     12/31/02     12/31/03     12/31/04     12/31/05
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
EMERGING MARKETS - SAST Class 1 Shares
(Inception Date - 6/12/97)
  Beginning AUV.........    $6.755       $6.539       $5.980       $8.988       $11.022
  Ending AUV............    $6.539       $5.980       $8.988       $11.022      $14.895
  Ending Number of AUs..    604,720      556,391      530,721      506,675      524,170
-----------------------------------------------------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - 6/3/96)
  Beginning AUV.........    $17.029      $16.381      $12.944      $16.264      $17.603
  Ending AUV............    $16.381      $12.944      $16.264      $17.603      $18.148
  Ending Number of AUs..    892,376      663,459      583,133      517,491      417,007
-----------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 1 Shares
(Inception Date - 4/6/95)
  Beginning AUV.........    $25.556      $19.097      $13.832      $16.896      $17.473
  Ending AUV............    $19.097      $13.832      $16.896      $17.473      $18.253
  Ending Number of AUs..    883,836      704,123      632,993      556,320      470,675
-----------------------------------------------------------------------------------------
GLOBAL BOND - SAST Class 1 Shares
(Inception Date - 5/2/95)
  Beginning AUV.........    $15.158      $15.678      $16.361      $16.687      $17.087
  Ending AUV............    $15.678      $16.361      $16.687      $17.087      $17.601
  Ending Number of AUs..    298,386      263,494      242,164      218,485      219,536
-----------------------------------------------------------------------------------------
GLOBAL EQUITIES - SAST Class 1 Shares
(Inception Date - 5/22/95)
  Beginning AUV.........    $21.653      $17.472      $12.588      $15.688      $17.285
  Ending AUV............    $17.472      $12.588      $15.688      $17.285      $19.712
  Ending Number of AUs..    627,495      473,807      410,522      321,865      301,942
-----------------------------------------------------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 1 Shares
(Inception Date - 5/3/95)
  Beginning AUV.........    $14.557      $15.330      $16.504      $16.664      $16.972
  Ending AUV............    $15.330      $16.504      $16.664      $16.972      $17.157
  Ending Number of AUs..    1,450,903    2,444,416    1,603,065    1,253,631    1,191,504
-----------------------------------------------------------------------------------------
GROWTH - AST Class 1 Shares
(Inception Date - 4/6/95)
  Beginning AUV.........    $31.785      $27.208      $20.859      $26.692      $29.142
  Ending AUV............    $27.208      $20.859      $26.692      $29.142      $30.747
  Ending Number of AUs..    667,604      637,426      586,528      542,206      448,043
-----------------------------------------------------------------------------------------
GROWTH-INCOME - SAST Class 1 Shares
(Inception Date - 4/12/95)
  Beginning AUV.........    $32.417      $26.847      $20.850      $25.801      $28.342
  Ending AUV............    $26.847      $20.850      $25.801      $28.342      $29.925
  Ending Number of AUs..    1,840,665    1,558,697    1,397,903    1,203,830    910,336
-----------------------------------------------------------------------------------------
GROWTH OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - 2/7/01)
  Beginning AUV.........    $8.515       $5.807       $3.443       $4.577       $4.786
  Ending AUV............    $5.807       $3.443       $4.577       $4.786       $5.074
  Ending Number of AUs..    93,154       145,691      179,378      249,281      94,760
-----------------------------------------------------------------------------------------
HIGH-YIELD BOND - SAST Class 1 Shares
(Inception Date - 5/8/95)
  Beginning AUV.........    $13.278      $12.511      $11.607      $15.041      $17.401
  Ending AUV............    $12.511      $11.607      $15.041      $17.401      $18.658
  Ending Number of AUs..    792,749      827,236      905,173      735,131      601,350
-----------------------------------------------------------------------------------------
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 1 Shares
(Inception Date - 4/12/95)
  Beginning AUV.........    $13.614      $10.196      $7.175       $9.314       $10.686
  Ending AUV............    $10.196      $7.175       $9.314       $10.686      $11.975
  Ending Number of AUs..    849,549      776,423      725,866      636,854      630,021
-----------------------------------------------------------------------------------------
                             FISCAL      FISCAL      FISCAL      FISCAL      FISCAL
                              YEAR        YEAR        YEAR        YEAR        YEAR
                              ENDED       ENDED       ENDED       ENDED       ENDED
VARIABLE PORTFOLIOS         12/31/06    12/31/07    12/31/08    12/31/09    12/31/10
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
EMERGING MARKETS - SAST Class 1 Shares
(Inception Date - 6/12/97)
  Beginning AUV.........    $14.895     $19.234     $26.784     $11.444     $19.913
  Ending AUV............    $19.234     $26.784     $11.444     $19.913     $23.244
  Ending Number of AUs..    481,106     334,244     234,227     195,648     169,312
------------------------------------------------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - 6/3/96)
  Beginning AUV.........    $18.148     $20.859     $20.567     $12.463     $16.215
  Ending AUV............    $20.859     $20.567     $12.463     $16.215     $18.699
  Ending Number of AUs..    346,479     264,268     249,208     185,189     129,209
------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 1 Shares
(Inception Date - 4/6/95)
  Beginning AUV.........    $18.253     $19.018     $21.569     $11.718     $15.694
  Ending AUV............    $19.018     $21.569     $11.718     $15.694     $18.085
  Ending Number of AUs..    367,487     278,132     230,546     198,903     158,647
------------------------------------------------------------------------------------
GLOBAL BOND - SAST Class 1 Shares
(Inception Date - 5/2/95)
  Beginning AUV.........    $17.601     $18.006     $19.753     $20.557     $21.765
  Ending AUV............    $18.006     $19.753     $20.557     $21.765     $22.783
  Ending Number of AUs..    173,674     156,793     145,786     120,915     104,307
------------------------------------------------------------------------------------
GLOBAL EQUITIES - SAST Class 1 Shares
(Inception Date - 5/22/95)
  Beginning AUV.........    $19.712     $24.050     $26.498     $14.774     $18.829
  Ending AUV............    $24.050     $26.498     $14.774     $18.829     $21.204
  Ending Number of AUs..    253,483     213,620     172,380     125,731     111,965
------------------------------------------------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 1 Shares
(Inception Date - 5/3/95)
  Beginning AUV.........    $17.157     $17.456     $18.274     $18.779     $19.284
  Ending AUV............    $17.456     $18.274     $18.779     $19.284     $19.940
  Ending Number of AUs..    895,565     735,602     613,247     426,520     317,571
------------------------------------------------------------------------------------
GROWTH - AST Class 1 Shares
(Inception Date - 4/6/95)
  Beginning AUV.........    $30.747     $34.307     $37.234     $21.849     $29.782
  Ending AUV............    $34.307     $37.234     $21.849     $29.782     $33.482
  Ending Number of AUs..    364,808     300,702     232,090     198,120     154,551
------------------------------------------------------------------------------------
GROWTH-INCOME - SAST Class 1 Shares
(Inception Date - 4/12/95)
  Beginning AUV.........    $29.925     $31.663     $34.653     $19.486     $24.600
  Ending AUV............    $31.663     $34.653     $19.486     $24.600     $27.015
  Ending Number of AUs..    735,055     550,805     414,268     319,784     274,883
------------------------------------------------------------------------------------
GROWTH OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - 2/7/01)
  Beginning AUV.........    $5.074      $5.670      $6.789      $4.287      $4.994
  Ending AUV............    $5.670      $6.789      $4.287      $4.994      $6.115
  Ending Number of AUs..    137,868     135,850     130,022     94,902      80,278
------------------------------------------------------------------------------------
HIGH-YIELD BOND - SAST Class 1 Shares
(Inception Date - 5/8/95)
  Beginning AUV.........    $18.658     $21.072     $21.041     $14.060     $19.667
  Ending AUV............    $21.072     $21.041     $14.060     $19.667     $22.199
  Ending Number of AUs..    559,090     423,931     231,054     257,779     213,173
------------------------------------------------------------------------------------
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 1 Shares
(Inception Date - 4/12/95)
  Beginning AUV.........    $11.975     $14.561     $16.543     $9.863      $12.546
  Ending AUV............    $14.561     $16.543     $9.863      $12.546     $13.406
  Ending Number of AUs..    520,950     446,962     367,670     267,080     232,209
------------------------------------------------------------------------------------



                 AUV - Accumulation Unit Value
                 AU - Accumulation Units

                             FISCAL      FISCAL      FISCAL      FISCAL      FISCAL
                              YEAR        YEAR        YEAR        YEAR        YEAR
                              ENDED       ENDED       ENDED       ENDED       ENDED
VARIABLE PORTFOLIOS         12/31/01    12/31/02    12/31/03    12/31/04    12/31/05
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
INTERNATIONAL GROWTH AND INCOME - SAST Class 1 Shares
(Inception Date - 6/9/97)
  Beginning AUV.........    $14.023     $10.743     $8.367      $11.283     $13.431
  Ending AUV............    $10.743     $8.367      $11.283     $13.431     $15.119
  Ending Number of AUs..    726,543     698,601     618,322     674,500     629,917
------------------------------------------------------------------------------------
MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 1 Shares
(Inception Date - 4/6/95)
  Beginning AUV.........    $23.224     $19.203     $14.944     $18.028     $19.863
  Ending AUV............    $19.203     $14,944     $18.028     $19.863     $21.074
  Ending Number of AUs..    553,233     556,991     532,271     509,636     468,326
------------------------------------------------------------------------------------
MFS TOTAL RETURN - SAST Class 1 Shares
(Inception Date - 5/8/95)
  Beginning AUV.........    $21.433     $21.225     $19.891     $22.895     $25.099
  Ending AUV............    $21.225     $19.891     $22.895     $25.099     $25.473
  Ending Number of AUs..    742,776     886,843     845,807     815,065     750,282
------------------------------------------------------------------------------------
MID-CAP GROWTH - SAST Class 1 Shares
(Inception Date - 10/19/99)
  Beginning AUV.........    $17.607     $13.420     $6.982      $9.438      $10.605
  Ending AUV............    $13.420     $6.982      $9.438      $10.605     $10.778
  Ending Number of AUs..    588,354     652,943     696,802     639,986     568,371
------------------------------------------------------------------------------------
NATURAL RESOURCES - AST Class 1 Shares
(Inception Date - 5/30/95)
  Beginning AUV.........    $14.706     $14.327     $15.293     $22.251     $27.405
  Ending AUV............    $14.327     $15.293     $22.251     $27.405     $39.440
  Ending Number of AUs..    168,114     211,766     183,781     191,845     214,268
------------------------------------------------------------------------------------
REAL ESTATE - SAST Class 1 Shares
(Inception Date - 6/2/97)
  Beginning AUV.........    $10.856     $11.339     $11.860     $16.120     $21.364
  Ending AUV............    $11.339     $11.860     $16.120     $21.364     $23.839
  Ending Number of AUs..    251,509     304,254     340,288     301,047     254,015
------------------------------------------------------------------------------------
TECHNOLOGY - SAST Class 1 Shares
(Inception Date - 1/19/01)
  Beginning AUV.........    $7.101      $3.452      $1.722      $2.557      $2.455
  Ending AUV............    $3.452      $1.722      $2.557      $2.455      $2.413
  Ending Number of AUs..    97,649      197,783     428,455     412,568     296,757
------------------------------------------------------------------------------------
TELECOM UTILITY - SAST Class 1 Shares
(Inception Date - 6/3/96)
  Beginning AUV.........    $13.538     $11.504     $8.638      $10.104     $11.621
  Ending AUV............    $11.504     $8.638      $10.104     $11.621     $12.192
  Ending Number of AUs..    385,837     294,108     238,977     203,888     174,618
------------------------------------------------------------------------------------
TOTAL RETURN BOND - SAST Class 1 Shares
(Inception Date - 5/2/95)
  Beginning AUV.........    $15.005     $14.299     $14.029     $17.402     $18.754
  Ending AUV............    $14.299     $14.029     $17.402     $18.754     $19.822
  Ending Number of AUs..    372,116     306,730     266,860     212,569     162,612
------------------------------------------------------------------------------------
                             FISCAL      FISCAL      FISCAL      FISCAL      FISCAL
                              YEAR        YEAR        YEAR        YEAR        YEAR
                              ENDED       ENDED       ENDED       ENDED       ENDED
VARIABLE PORTFOLIOS         12/31/06    12/31/07    12/31/08    12/31/09    12/31/10
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
INTERNATIONAL GROWTH AND INCOME - SAST Class 1 Shares
(Inception Date - 6/9/97)
  Beginning AUV.........    $15.119     $18.918     $19.968     $10.638     $13.386
  Ending AUV............    $18.918     $19.968     $10.638     $13.386     $14.119
  Ending Number of AUs..    574,889     458,490     316,014     245,223     198,419
------------------------------------------------------------------------------------
MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 1 Shares
(Inception Date - 4/6/95)
  Beginning AUV.........    $21.074     $23.492     $25.584     $17.024     $21.251
  Ending AUV............    $23.492     $25.584     $17.024     $21.251     $23.272
  Ending Number of AUs..    381,206     300,964     213,962     172,695     145,844
------------------------------------------------------------------------------------
MFS TOTAL RETURN - SAST Class 1 Shares
(Inception Date - 5/8/95)
  Beginning AUV.........    $25.473     $28.098     $28.848     $22.156     $25.854
  Ending AUV............    $28.098     $28.848     $22.156     $25.854     $28.020
  Ending Number of AUs..    648,537     542,753     399,124     312,071     255,541
------------------------------------------------------------------------------------
MID-CAP GROWTH - SAST Class 1 Shares
(Inception Date - 10/19/99)
  Beginning AUV.........    $10.778     $10.888     $12.541     $6.996      $9.814
  Ending AUV............    $10.888     $12.541     $6.996      $9.814      $12.126
  Ending Number of AUs..    438,997     373,707     300,148     254,976     207,055
------------------------------------------------------------------------------------
NATURAL RESOURCES - AST Class 1 Shares
(Inception Date - 5/30/95)
  Beginning AUV.........    $39.440     $48.529     $67.013     $33.134     $51.584
  Ending AUV............    $48.529     $67.013     $33.134     $51.584     $59.037
  Ending Number of AUs..    178,574     140,008     105,729     93,613      81,131
------------------------------------------------------------------------------------
REAL ESTATE - SAST Class 1 Shares
(Inception Date - 6/2/97)
  Beginning AUV.........    $23.839     $31.578     $26.640     $14.721     $18.818
  Ending AUV............    $31.578     $26.640     $14.721     $18.818     $22.221
  Ending Number of AUs..    223,005     183,435     133,956     104,904     91,472
------------------------------------------------------------------------------------
TECHNOLOGY - SAST Class 1 Shares
(Inception Date - 1/19/01)
  Beginning AUV.........    $2.413      $2.403      $2.886      $1.389      $2.058
  Ending AUV............    $2.403      $2.886      $1.389      $2.058      $2.437
  Ending Number of AUs..    267,139     259,140     179,017     125,272     109,654
------------------------------------------------------------------------------------
TELECOM UTILITY - SAST Class 1 Shares
(Inception Date - 6/3/96)
  Beginning AUV.........    $12.192     $15.191     $18.091     $11.146     $14.499
  Ending AUV............    $15.191     $18.091     $11.146     $14.499     $16.219
  Ending Number of AUs..    146,551     118,963     97,398      79,279      63,117
------------------------------------------------------------------------------------
TOTAL RETURN BOND - SAST Class 1 Shares
(Inception Date - 5/2/95)
  Beginning AUV.........    $19.822     $21.404     $22.251     $23.027     $25.309
  Ending AUV............    $21.404     $22.251     $23.027     $25.309     $26.507
  Ending Number of AUs..    134,433     112,550     88,883      89,416      89,425
------------------------------------------------------------------------------------



                 AUV - Accumulation Unit Value
                 AU - Accumulation Units

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Depending on the issue date of your contract, your contract may offer multi-year Fixed Accounts. If you take money out of any available multi-year Fixed Accounts before the guarantee period ends, we may make an adjustment to your contract. We refer to this as a Market Value Adjustment ("MVA"). The MVA does not apply to any available one-year Fixed Accounts. The MVA reflects any difference in the interest rate environment between the time you placed your money in the multi-year Fixed Accounts and the time when you withdraw or transfer that money. Generally, this adjustment can increase or decrease your contract value or the amount of your withdrawal. If interest rates drop between the time you put your money into a multi-year Fixed Account and the time you take it out, we could credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we could post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without application of any MVA.

Regardless of the outcome of the MVA calculation, application of the MVA to any partial or full withdrawal or transfer from the multi-year Fixed Accounts after May 2, 2005, will not result in a negative adjustment to your contract value or the withdrawal amount. Thus, the MVA will not result in a loss of principal or previously credited interest for transactions after May 2, 2005. You will continue to receive any positive adjustment resulting from application of the MVA.

The information below applies only if you take money out of multi-year Fixed Accounts before the end of the Guarantee Period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the Fixed Accounts. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the Fixed Accounts from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                             [(1+I/(1+J+L)]N/12 - 1

     where:

          I is the interest rate you are earning on the money invested in the Fixed Account;

          J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the Fixed Account;

          N is the number of full months remaining in the term you initially agreed to leave your money in the Fixed Account; and

          L is 0.0025

We do not assess an MVA against withdrawals under the following circumstances:

     - If a withdrawal or transfer made after May 2, 2005 results in a negative MVA calculation;

     - If a withdrawal or transfer is made within 30 days after the end of a guarantee period;

     -   If a withdrawal or transfer is made to pay contract fees and charges;

     -   To pay a death benefit; and

     -   Upon beginning an income option, if occurring on the Latest Annuity
         Date.

EXAMPLES OF THE MVA

The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee Periods available or withdrawal charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a Fixed Account at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 at a time when 18 months remain in the term you initially agreed to leave your money in the Fixed Account (N = 18);

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

     (4) Your contract was not issued in a state where L = 0.0025.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn fall within the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.0025)]N/12 - 1
                  = [(1.05)/(1.04+0.0025)]18/12 - 1
                  = (1.007194)(1.5) - 1
                  = 1.010811 - 1
                  = +0.010811

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 x (+0.010811) = +$43.24

$43.24 represents the positive MVA that would be added to the withdrawal.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.0025)]N/12 - 1
                  = [(1.05)/(1.04+0.0025)]18/12 - 1
                  = (1.007194)1.5 - 1
                  = 1.010811 - 1
                  = +0.010811

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% x $4,000 = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 x (+0.010811) = +$40.65

$40.65 represents the positive MVA that would be added to the withdrawal.

  Please forward a copy (without charge) of the Polaris Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)


       ----------------------------------------------------------
       Name

       ----------------------------------------------------------
       Address

       ----------------------------------------------------------
       City/State/Zip


Contract Issue Date: -------------------------------------------------------


Date: ------------------------------    Signed: ----------------------------



  Return to: First SunAmerica Life Insurance Company, Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299

                                [POLARIS II LOGO]
                                   PROSPECTUS
                                   MAY 2, 2011

               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                               issued by Depositor
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                               in connection with
                          FS VARIABLE SEPARATE ACCOUNT


This variable annuity has several investment choices - Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Underlying Funds are part of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Anchor Series Trust, Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., MTB Group of Funds, Principal Variable Contracts Funds, Inc., Seasons Series Trust and SunAmerica Series Trust. All of the Underlying Funds listed below may not be available to you for investment.

This contract is no longer available for purchase by new contract owners.

UNDERLYING FUNDS:                                              MANAGED BY:
Aggressive Growth                                              Wells Capital Management Incorporated
Alliance Growth                                                AllianceBernstein L.P.
American Funds Asset Allocation SAST(3)                        Capital Research and Management Company(2)
American Funds Global Growth SAST(3)                           Capital Research and Management Company(2)
American Funds Growth-Income SAST(3)                           Capital Research and Management Company(2)
American Funds Growth SAST(3)                                  Capital Research and Management Company(2)
Asset Allocation                                               Edge Asset Management, Inc.
Balanced                                                       J.P. Morgan Investment Management Inc.
Blue Chip Growth                                               SunAmerica Asset Management Corp.
Capital Appreciation                                           Wellington Management Company, LLP
Capital Growth                                                 OppenheimerFunds, Inc.
Cash Management                                                BofA Advisors, LLC
Corporate Bond                                                 Federated Investment Management Company
Davis Venture Value                                            Davis Selected Advisers, L.P.
"Dogs" of Wall Street(1)                                       SunAmerica Asset Management Corp.
Emerging Markets                                               Putnam Investment Management, LLC
Equity Opportunities                                           OppenheimerFunds, Inc.
Foreign Value                                                  Templeton Investment Counsel, LLC
Franklin Income Securities Fund                                Franklin Advisers, Inc.
Franklin Templeton VIP Founding Funds Allocation Fund          Franklin Templeton Services, LLC(4)
Fundamental Growth                                             Wells Capital Management Incorporated
Global Bond                                                    Goldman Sachs Asset Management International
Global Equities                                                J.P. Morgan Investment Management Inc.
Government and Quality Bond                                    Wellington Management Company, LLP
Growth                                                         Wellington Management Company, LLP
Growth-Income                                                  J.P. Morgan Investment Management Inc.(5)
Growth Opportunities                                           Invesco Advisers, Inc.
High-Yield Bond                                                PineBridge Investments LLC
International Diversified Equities                             Morgan Stanley Investment Management Inc.
International Growth and Income                                Putnam Investment Management, LLC
Invesco Van Kampen V.I. Capital Growth Fund, Series II         Invesco Advisers, Inc.
  Shares
Invesco Van Kampen V.I. Comstock Fund, Series II Shares        Invesco Advisers, Inc.
Invesco Van Kampen V.I. Growth and Income Fund, Series II      Invesco Advisers, Inc.
  Shares
Lord Abbett Growth and Income                                  Lord, Abbett & Co. LLC
Marsico Focused Growth                                         Marsico Capital Management, LLC
MFS Massachusetts Investors Trust(1)                           Massachusetts Financial Services Company
MFS Total Return                                               Massachusetts Financial Services Company
Mid-Cap Growth                                                 J.P. Morgan Investment Management Inc.
Natural Resources                                              Wellington Management Company, LLP
Real Estate                                                    Davis Selected Advisers, L.P.
Real Return                                                    Wellington Management Company, LLP
Small & Mid Cap Value                                          AllianceBernstein L.P.
Small Company Value                                            Franklin Advisory Services, LLC
Technology                                                     Columbia Management Investment Advisers, LLC
Telecom Utility                                                Massachusetts Financial Services Company
Total Return Bond                                              Pacific Investment Management Company LLC

YOU MAY ALSO INVEST IN THESE UNDERLYING FUNDS IF YOU PURCHASED YOUR CONTRACT THROUGH M&T SECURITIES, INC.:


UNDERLYING FUNDS:                                MANAGED BY:
MTB Managed Allocation Fund - Moderate Growth    MTB Investment Advisors, Inc.
  II(6)



YOU MAY ALSO INVEST IN THESE UNDERLYING FUNDS IF YOU PURCHASED YOUR CONTRACT THROUGH CHASE INVESTMENT SERVICES CORPORATION (FORMERLY WAMU INVESTMENTS, INC.):

UNDERLYING FUNDS                                 MANAGED BY:
Balanced                                         Edge Asset Management, Inc.
Conservative Balanced                            Edge Asset Management, Inc.
Conservative Growth                              Edge Asset Management, Inc.
Equity Income Account                            Edge Asset Management, Inc.
Flexible Income                                  Edge Asset Management, Inc.
Strategic Growth                                 Edge Asset Management, Inc.


(1) "Dogs" of Wall Street is an equity fund seeking total return including capital appreciation and current income. MFS Massachusetts Investors Trust is an equity fund seeking reasonable current income and long-term growth of capital and income.

(2) Capital Research and Management Company manages the corresponding Master Fund (defined below) in which Underlying Fund invests.

(3) If you purchased your contract prior to May 1, 2007, these Underlying Funds are not available on your contract. Please see Investment Options below for information regarding the Underlying Funds of the American Funds Insurance Series.

(4) Franklin Templeton Services, LLC is the administrator of this Fund of Funds. Franklin Templeton Services, LLC may receive assistance from Franklin Advisers, Inc. in monitoring the Underlying Funds and the VIP Founding Fund's investment in the underlying funds.

(5) On November 15, 2010, the investment manager of the Growth-Income Variable Portfolio changed from AllianceBernstein L.P. to J.P. Morgan Investment Management Inc.

(6) As of April 24, 2009, this fund was closed to new Purchase Payments, subsequent Purchase Payments and any transfers.

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 2, 2011. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This variable annuity provides an optional Payment Enhancement feature. If you elect this feature, in exchange for Payment Enhancements credited to your contract, your withdrawal charge schedule will be longer and greater than if you chose not to elect this feature. These withdrawal charges may more than offset the value of any Payment Enhancement.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


GLOSSARY....................................................      3
HIGHLIGHTS..................................................      4
FEE TABLE...................................................      6
     Maximum Owner Transaction Expenses.....................      6
     Contract Maintenance Fee...............................      6
     Separate Account Annual Expenses.......................      6
     Additional Optional Feature Fees.......................      6
          Optional MarketLock Income Plus Fee...............      6
          Optional MarketLock For Life Plus Fee.............      6
          Optional MarketLock For Life Fee..................      6
          Optional MarketLock Fee...........................      6
          Optional MarketLock For Two Fee...................      6
          Optional Polaris Income Rewards Fee...............      6
          Optional Capital Protector Fee....................      6
     Underlying Fund Expenses...............................      6
MAXIMUM AND MINIMUM EXPENSE EXAMPLES........................      8
THE POLARIS(II) VARIABLE ANNUITY............................      9
PURCHASING A POLARIS(II) VARIABLE ANNUITY...................      9
     Allocation of Purchase Payments........................     10
     Polaris Rewards Program................................     11
     Accumulation Units.....................................     12
     Right to Examine.......................................     13
     Exchange Offers........................................     13
     Important Information for Military Servicemembers......     13
INVESTMENT OPTIONS..........................................     13
     Variable Portfolios....................................     13
          AIM Variable Insurance Funds (Invesco Variable
                      Insurance Funds)......................     14
          Anchor Series Trust...............................     14
          Franklin Templeton Variable Insurance Products
                      Trust.................................     14
          Lord Abbett Series Fund, Inc. ....................     14
          MTB Group of Funds................................     14
          Principal Variable Contracts Funds, Inc. .........     14
          Seasons Series Trust..............................     14
          SunAmerica Series Trust...........................     14
     Substitution, Addition or Deletion of Variable
            Portfolios......................................     18
     Fixed Accounts.........................................     18
     Dollar Cost Averaging Fixed Accounts...................     18
     Dollar Cost Averaging Program..........................     19
     Polaris Portfolio Allocator Program....................     19
     Transfers During the Accumulation Phase................     21
     Automatic Asset Rebalancing Program....................     23
     Return Plus Program....................................     24
     Voting Rights..........................................     24
ACCESS TO YOUR MONEY........................................     24
     Free Withdrawal Amount.................................     24
     Systematic Withdrawal Program..........................     26
     Nursing Home Waiver....................................     26
     Minimum Contract Value.................................     26
     Qualified Contract Owners..............................     26
OPTIONAL LIVING BENEFITS....................................     26
     MarketLock Income Plus and MarketLock For Life Plus....     26
     MarketLock For Life....................................     35
ADDITIONAL IMPORTANT INFORMATION ABOUT MARKETLOCK INCOME
  PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE....     39
     MarketLock and MarketLock For Two......................     41
     Polaris Income Rewards.................................     48
     Capital Protector......................................     51
DEATH BENEFITS..............................................     52
     Beneficiary Continuation Programs......................     52
     Death Benefit Defined Terms............................     53
     Death Benefit Options..................................     54
     Spousal Continuation...................................     55
EXPENSES....................................................     55
     Separate Account Expenses..............................     55
     Withdrawal Charges.....................................     56
     Underlying Fund Expenses...............................     56
     Contract Maintenance Fee...............................     57
     Transfer Fee...........................................     57
     Optional Living Benefit Fees...........................     57
     Income Taxes...........................................     57
     Reduction or Elimination of Fees, Expenses,
            and Additional Amounts Credited.................     57
PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT....     57
ANNUITY INCOME OPTIONS......................................     59
     The Income Phase.......................................     59
     Annuity Income Options.................................     59
     Fixed or Variable Annuity Income Payments..............     60
     Annuity Income Payments................................     60
     Transfers During the Income Phase......................     60
     Deferment of Payments..................................     61
TAXES.......................................................     61
     Annuity Contracts in General...........................     61
     Tax Treatment of Distributions - Non-Qualified
            Contracts.......................................     61
     Tax Treatment of Distributions - Qualified Contracts...     62
     Required Minimum Distributions.........................     63
     Tax Treatment of Death Benefits........................     64
     Tax Treatment of Optional Living Benefits..............     64
     Contracts Owned by a Trust or Corporation..............     65
     Gifts, Pledges and/or Assignments of a Contract........     65
     Diversification and Investor Control...................     65
OTHER INFORMATION...........................................     65
     The Distributor........................................     65
     The Company............................................     65
     The Separate Account...................................     66
     The General Account....................................     67
     Financial Statements...................................     67
     Administration.........................................     67
     Legal Proceedings......................................     68
     Registration Statements................................     68
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....     68
APPENDIX A - CONDENSED FINANCIAL INFORMATION................    A-1
APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION..    B-1
APPENDIX C - THE GUARANTEE FOR CONTRACTS ISSUED PRIOR TO
  FEBRUARY 1, 2008..........................................    C-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date you select on which annuity income payments begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person you designate to receive any benefits under the contract if you or the Annuitant dies.

COMPANY - Refers to First SunAmerica Life Insurance Company ("First SunAmerica"), the insurer that issues this contract. The term "we," "us" and "our" are also used to identify the issuing Company.

CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FEEDER FUNDS - American Funds Global Growth SAST, American Funds Growth SAST, American Funds Growth-Income SAST, and American Funds Asset Allocation SAST Variable Portfolios. Each Feeder Fund invests exclusively in shares of a corresponding Master Fund.

FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.

FUND-OF-FUNDS - An Underlying Fund that pursues its investment goal by investing its assets in a combination of other Underlying Funds.

GOOD ORDER - Fully and accurately completed forms, including any necessary supplementary documentation, applicable to any given transaction or request received by us.

INCOME PHASE - The period upon annuitization during which we make annuity income payments to you.

INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.

LATEST ANNUITY DATE - The first business day of the month following your 90th birthday.

MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

MASTER FUNDS - Funds of the American Funds Insurance Series in which the Feeder Funds invest.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PAYMENT ENHANCEMENT(S) - The amount(s) allocated to your contract by us under the Polaris Rewards Program. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.

POLARIS REWARDS PROGRAM - A program that provides a Payment Enhancement in exchange for a surrender charge that declines over 9 years.

PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's general account. The Separate Account is divided into Variable Portfolios.

TRUSTS - Collectively refers to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Anchor Series Trust, Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., the MTB Group of Funds, the Principal Variable Contracts Funds, Inc., Seasons Series Trust and SunAmerica Series Trust.

UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio, which is a subaccount of the Separate Account, invests in shares of one of the Underlying Funds. Each Underlying Fund has its own investment objective.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Polaris(II) Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts. You may have elected to participate in the Polaris Rewards Program of the contract that can provide you with Payment Enhancements to invest in your contract. If you elected this program, your contract will be subject to a longer, higher surrender charge schedule. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to provide for your retirement.

This contract may provide you with Payment Enhancements that are invested in your contract as earnings.

RIGHT TO EXAMINE: You may cancel your contract within 10 days after receiving it, and not be charged a withdrawal charge. You will receive the greater of Purchase Payments or the value of your contract on the day that we receive your request minus any applicable Payment Enhancements, if you elected Polaris Rewards. You receive any gain and we bear any loss on any applicable Payment Enhancement(s) if you decide to cancel your contract during the Right To Examine period. If your contract was issued as an IRA, we will return the greater of your original Purchase Payment(s) or the contract value minus any applicable Payment Enhancement. PLEASE SEE PURCHASING A POLARIS(II) VARIABLE ANNUITY AND RIGHT TO EXAMINE IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $30 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios including 12b-1 fees of up to 0.25%. If you elect optional features available under the contract, we may charge additional fees for those features. A separate withdrawal charge schedule applies to each Purchase Payment. Your contract provides a free withdrawal amount each year. Withdrawal charges no longer apply to a Purchase Payment that has been in the contract for seven complete years or nine complete years if you elected the Polaris Rewards Program. PLEASE SEE FEE TABLE, PURCHASING A POLARIS(II) VARIABLE ANNUITY, FREE WITHDRAWAL PROVISION AND EXPENSES IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

OPTIONAL LIVING BENEFITS: You may have elected one of the optional living benefits that were available under your contract for an additional fee. These living benefits were designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. These benefits can provide a guaranteed income stream during the Accumulation Phase that may last as long as you live.

You should consider the impact of Excess Withdrawals on the Living Benefit you elect. Withdrawals in excess of the prescribed amount can have a detrimental impact on the guaranteed benefit. In addition, if an Excess Withdrawal reduces your contract value to zero, your contract will terminate and no further benefits are payable. PLEASE SEE OPTIONAL LIVING BENEFITS IN THE PROSPECTUS.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

ANNUITY INCOME OPTIONS: When you switch to the Income Phase, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299. Telephone Number: (800) 445-7862. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WE ALSO OFFER CONTRACTS THAT DO NOT OFFER THE POLARIS REWARDS PROGRAM. ELECTING THE POLARIS REWARDS PROGRAM DOES NOT RESULT IN HIGHER SEPARATE ACCOUNT CHARGES. HOWEVER, A CONTRACT WITHOUT THE POLARIS REWARDS PROGRAM HAS A SHORTER AND LOWER SURRENDER CHARGE SCHEDULE. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONG OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT ARE APPLICABLE TO THE CONTRACT AND WHEN YOU TRANSFER CONTRACT VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT.

MAXIMUM OWNER TRANSACTION EXPENSES

Maximum Withdrawal Charges (as a percentage
  of each Purchase Payment)(1)..............   9%


TRANSFER FEE

$25 per transfer after the first 15 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE(2)................  $30




SEPARATE ACCOUNT ANNUAL EXPENSES(3)
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)

Mortality and Expense Risk Charge........   1.37%
Distribution Expense Charge..............   0.15%
                                            =====
TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES...   1.52%


ADDITIONAL OPTIONAL FEATURE FEES

You may have elected one of the following optional living benefits below, all of which are guaranteed minimum withdrawal benefits:

OPTIONAL MARKETLOCK INCOME PLUS FEE
(calculated as a percentage of the Income Base)(4)

NUMBER OF COVERED PERSONS                               ANNUALIZED FEE
-------------------------                            --------------------
For One Covered Person............................           1.10%
For Two Covered Persons...........................           1.35%


OPTIONAL MARKETLOCK FOR LIFE PLUS FEE
(calculated as a percentage of the Income Base)(4)

NUMBER OF COVERED PERSONS                               ANNUALIZED FEE
-------------------------                            --------------------
For One Covered Person............................           0.95%
For Two Covered Persons...........................           1.25%


OPTIONAL MARKETLOCK FOR LIFE FEE
(calculated as a percentage of the Income Base)(5)

NUMBER OF COVERED PERSONS                               ANNUALIZED FEE
-------------------------                            --------------------
For One Covered Person............................           0.70%
For Two Covered Persons...........................           0.95%




OPTIONAL MARKETLOCK FEE
(calculated as a percentage of the MAV Benefit Base)(6)

                                                        ANNUALIZED FEE
                                                     --------------------
All years in which the feature is in effect.......           0.65%


OPTIONAL MARKETLOCK FOR TWO FEE
(calculated as a percentage of the MAV Benefit Base)(6)

ALL YEARS IN WHICH THE FEATURE IS IN EFFECT             ANNUALIZED FEE
-------------------------------------------          --------------------
Prior to Any Withdrawal...........................           0.40%
After the First Withdrawal........................           0.80%


OPTIONAL POLARIS INCOME REWARDS FEE
(calculated as a percentage of the Withdrawal Benefit Base)(7)

CONTRACT YEAR                                           ANNUALIZED FEE
-------------                                        --------------------
0-7...............................................           0.65%
8-10..............................................           0.45%
11+...............................................            none


OPTIONAL CAPITAL PROTECTOR FEE
(calculated as a percentage of contract value minus Purchase Payments received after the 90th day since the contract issue date)(8)

CONTRACT YEAR                                           ANNUALIZED FEE
-------------                                        --------------------
0-7...............................................           0.50%
8-10..............................................           0.25%
11+...............................................            none


UNDERLYING FUND EXPENSES
(AS OF DECEMBER 31, 2010)

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES (INCLUDING MASTER FUND EXPENSES, IF APPLICABLE) CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

TOTAL ANNUAL UNDERLYING FUND
EXPENSES(9)                         MINIMUM   MAXIMUM
----------------------------        -------   -------
(expenses that are deducted from
  Trust assets, including
  management fees, 12b-1 fees, if
  applicable, and other
  expenses)......................    0.72%     1.82%

FOOTNOTES TO THE FEE TABLE:

(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines over 7 or 9 years depending on whether you elected Polaris Rewards, as follows:

YEARS SINCE RECEIPT:..........................................   1    2    3    4    5    6    7    8    9   10+
Without election of Polaris Rewards...........................   7%   6%   5%   4%   3%   2%   1%   0%   0%   0%
With election of Polaris Rewards..............................   9%   9%   8%   7%   6%   5%   4%   3%   2%   0%


  Your contract provides for a free withdrawal amount each year. PLEASE SEE FREE WITHDRAWAL AMOUNT BELOW.

(2) The contract maintenance fee is assessed annually and may be waived if contract value is $50,000 or more.

(3) If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 1.15% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. PLEASE SEE EXTENDED LEGACY PROGRAM UNDER DEATH BENEFITS BELOW.

(4) MarketLock Income Plus and MarketLock For Life Plus are optional guaranteed minimum withdrawal benefits. The annual fee is assessed against the Income Base which determines the basis of the guaranteed benefit. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS below. For contracts issued between May 1, 2008 and April 30, 2009, the fee for MARKETLOCK INCOME PLUS is as follows: 0.95% for one covered person and 1.20% for two covered persons. For contracts issued prior to May 1, 2009, the fee for MARKETLOCK FOR LIFE PLUS +6% OPTION is as follows: 0.65% for one covered person and 0.90% for two covered persons and the fee for MARKETLOCK FOR LIFE PLUS +7% OPTION is as follows: 0.75% for one covered person and 1.00% for two covered persons.

(5) MarketLock For Life is an optional guaranteed minimum withdrawal benefit. The annual fee is assessed against the Income Base which determines the basis of the guaranteed benefit. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS below.

(6) MarketLock and MarketLock for Two are optional guaranteed minimum withdrawal benefits. The annual fee is assessed against the MAV Benefit Base which determines the basis of the guaranteed benefit. The applicable annualized fee is deducted from the portion of your contract value allocated to the Variable Portfolios at the end of the first quarter following the election and quarterly thereafter. For a complete description of how the MAV Benefit Base is calculated, please see OPTIONAL LIVING BENEFITS below.

(7) Polaris Income Rewards is an optional guaranteed minimum withdrawal benefit. The annual fee is assessed against the Withdrawal Benefit Base which determines the basis for the guaranteed benefit. The fee is deducted from the portion of your contract value allocated to the Variable Portfolios at the end of the first quarter following election and quarterly thereafter. For a complete description of how the fee is calculated, please see OPTIONAL LIVING BENEFITS below.

(8) Capital Protector is an optional guaranteed minimum accumulation benefit. The annualized fee is deducted from the portion of your contract value allocated to the Variable Portfolios at the end of the first quarter following election and quarterly thereafter. For a complete description of how the fee is calculated, please see OPTIONAL LIVING BENEFITS below.

(9) The maximum expense is for an American Funds SAST Master-Feeder Underlying Fund. SAAMCo has entered into a contractual agreement with SunAmerica Series Trust under which it will waive 0.70% of its advisory fee for such time as the Underlying Fund is operated as a Feeder Fund. This fee waiver will continue as long as the Underlying Fund is part of a Master-Feeder structure unless the Board of SunAmerica Series Trust approves a change in or elimination of the waiver. If the fee waiver was reflected in the maximum expense, the expense would be lower.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.52%, election of Polaris Rewards, the MarketLock Income Plus feature (1.35%) and investment in an Underlying Fund with maximum total expenses of 1.82%)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
$1,375     $2,228     $2,985     $4,802


(2) If you do not surrender or annuitize your contract at the end of the applicable time period:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $475      $1,428     $2,385     $4,802




MINIMUM EXPENSE EXAMPLES
(assuming separate account annual expenses of 1.52% and investment in an Underlying Fund with minimum total expenses of 0.72%)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
$1,132     $1,515     $1,825     $2,626


(2) If you do not surrender or annuitize your contract at the end of the applicable time period:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $232       $715      $1,225     $2,626


EXPLANATION OF EXPENSE EXAMPLES

1. The purpose of the Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. Maximum Expense Examples reflect the Polaris Rewards withdrawal charge schedule, but do not reflect any upfront Payment Enhancements.



3. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed.

4. The Maximum Expense Examples reflect the highest possible combination of charges. If you elected other optional features, your expenses would be lower than those shown in the Maximum Expense Examples. The Maximum Expense Examples assume that the Income Base, which is used to calculate the MarketLock Income Plus fee, equals contract value and that no withdrawals are taken during the stated period.

5. If you elected optional features, you do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                        THE POLARIS(II) VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract. The contract provides several main benefits:

     - Optional Living Benefit: If you elect an optional living benefit, the Company guarantees to provide a guaranteed income stream, with additional benefits under the feature you elect, in the event your contract value declines due to unfavorable investment performance and withdrawals within the feature's parameters.

     - Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.

     - Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you plan for your retirement. In the Accumulation phase, it can help you build assets on a tax-deferred basis. In the Income Phase, it can provide you with guaranteed income through annuity income payments. Alternatively, you may elect an optional living benefit that is designed to help you create a guaranteed income stream that may last as long as you live.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, PLEASE SEE INVESTMENT OPTIONS BELOW.

As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. PLEASE SEE TAXES BELOW. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, PLEASE SEE FEE TABLE ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    PURCHASING A POLARIS(II) VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. FOR FURTHER EXPLANATION, PLEASE SEE TAXES BELOW.

------------------------------------------------------------------------------
                                                                  MINIMUM
                                                                 AUTOMATIC
                                              MINIMUM           SUBSEQUENT
                      MINIMUM INITIAL       SUBSEQUENT           PURCHASE
                     PURCHASE PAYMENT    PURCHASE PAYMENT         PAYMENT
------------------------------------------------------------------------------
     Qualified            $2,000               $250                $100
------------------------------------------------------------------------------
   Non-Qualified          $5,000               $500                $100
------------------------------------------------------------------------------


Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.

We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,500,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept any Purchase Payment. Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. In addition, for any contracts that meet or exceed these dollar amount limitations, we further reserve the right to impose certain limitations on available living benefits under the contract. The terms creating any limit on the maximum death or living benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

NON-NATURAL OWNERSHIP

A trust, corporation or other non-natural entity may only purchase this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected. FOR MORE INFORMATION ON NON-NATURAL OWNERSHIP, PLEASE SEE TAXES BELOW.

Various considerations may apply with respect to non-natural ownership of this contract including but not limited to estate planning, tax consequences and the propriety of this contract as an investment consistent with a non-natural Owner's organizational documentation. You should consult with your tax and/or legal advisor in connection with non-natural ownership of this contract.

MAXIMUM ISSUE AGE

We will not issue a contract to anyone age 86 or older on the contract issue date. We will not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. PLEASE SEE TAXES BELOW. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

TERMINATION OF THE CONTRACT FOR MISSTATEMENT AND/OR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.

JOINT OWNERSHIP

We allow this contract to be jointly owned. We require that the joint Owners be spouses except in states that allow non-spouses to be joint Owners. The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.

Certain states require that the benefits and features of the contract be made available to domestic or civil union partners ("Domestic Partners") who qualify for treatment as, or are equal to, spouses under state law. Other states allow same-sex partners to marry ("Same-Sex Spouses"). There are also states that require us to issue the contract to non-spousal joint Owners. However, Domestic Partners, Same-Sex Spouses and non-spousal joint Owners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the Internal Revenue Code. Therefore, the ability of Domestic Partners, Same-Sex Spouses and non-spousal joint Owners to fully benefit from certain benefits and features of the contract, such as optional living benefits, if applicable, that guarantee withdrawals over two lifetimes may be limited by the conflict between certain state and federal laws.

ASSIGNMENT OF THE CONTRACT

You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

We reserve the right not to recognize any assignment if it changes the risk profile of the owner of the contract, as determined in our sole discretion or if not permitted by the Internal Revenue Code. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS ON THE TAX CONSEQUENCES OF AN ASSIGNMENT. You should consult a qualified tax adviser before assigning the contract.

ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. Thus, if we have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will be priced as of the time they are received by the broker-dealer. However, if we do not have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will not be priced until they are received by us. You assume any risk in market fluctuations if you submit your Purchase Payment directly to a broker-dealer that is not deemed our agent, should there be a delay in that broker-dealer delivering your Purchase Payment to us. Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.

An initial Purchase Payment will be priced within two business days after it is received by us in Good Order if the

Purchase Payment is received before Market Close. If the initial Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two NYSE business days after the next NYSE business day. We allocate your initial Purchase Payments as of the date such Purchase Payments are priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within five NYSE business days, we will send your money back to you, or obtain your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next NYSE business day. We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. PLEASE SEE INVESTMENT OPTIONS BELOW.

Purchase Payments submitted by check can only be accepted by the Company at the Payment Center at the following address:

First SunAmerica
P.O. Box 100357
Pasadena, CA 91189-0357

Purchase Payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.

Overnight deliveries of Purchase Payments can only be accepted at the following address:

First SunAmerica
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-0357

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Payment Center.

POLARIS REWARDS PROGRAM

If you were age 80 or younger at the time your contract was issued you may have elected to participate in this program at contract issue. We contribute an upfront Payment Enhancement and, if available, a deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elected to participate in this program, all Purchase Payments are subject to a nine year withdrawal charge schedule. PLEASE SEE EXPENSES BELOW. These withdrawal charges may offset the value of any Payment Enhancement, if you make an early withdrawal. Amounts we contribute to your contract under this program are considered earnings and are allocated to your contract as described below. There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Polaris Rewards program may not perform as well as the contract without the program.

Purchase Payments may not be invested in dollar cost averaging Fixed Accounts if you participate in the Polaris Rewards program. However, you may use other Fixed Account options, if available, for dollar cost averaging. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW.

POLARIS REWARDS ENHANCEMENT LEVELS

Each enhancement level is a range of dollar amounts, which may correspond to different enhancement rates and dates. The enhancement level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments we determine your enhancement level by adding your contract value on the date we receive each subsequent Purchase Payment to the amount of the subsequent Purchase Payment. Enhancement levels may change from time to time, at our sole discretion.

UPFRONT PAYMENT ENHANCEMENT

An upfront Payment Enhancement is an amount we add to your contract on the day we receive a Purchase Payment. We calculate an upfront Payment Enhancement amount as a percentage of each Purchase Payment. We refer to this percentage amount as the upfront Payment Enhancement Rate. We periodically review and establish the upfront Payment Enhancement Rate, which may increase or decrease at any time, but will never be less than 2%. The applicable upfront Payment Enhancement Rate is the rate in effect for the applicable enhancement level at the time we receive each Purchase Payment under your contract. The upfront Payment Enhancement amounts are allocated among Variable Portfolios and Fixed Accounts according to the current allocation instructions on file when we receive each Purchase Payment.

DEFERRED PAYMENT ENHANCEMENT

A deferred Payment Enhancement is an amount we may add to your contract on a stated future date (the "deferred Payment Enhancement date"). We calculate a deferred Payment Enhancement amount, if applicable, as a percentage of each Purchase Payments received at the time we receive the Purchase Payment. We refer to this percentage amount as the deferred Payment Enhancement Rate. We periodically review and establish the deferred Payment Enhancement Rates and deferred Payment

Enhancement dates. The deferred Payment Enhancement Rate being offered may increase, decrease or be eliminated by us at any time. The deferred Payment Enhancement date, if applicable, may change at any time. The applicable deferred Payment Enhancement date and deferred Payment Enhancement Rate are those which may be in effect for the applicable enhancement level at the time when we receive each Purchase Payment. Any applicable deferred Payment Enhancement, when credited, is allocated to the Cash Management Variable Portfolio.

If you withdraw any portion of a Purchase Payment, to which a deferred Payment Enhancement applies, prior to the deferred Payment Enhancement date, we reduce the amount of the corresponding deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of determining the deferred Payment Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.

We will not allocate any applicable deferred Payment Enhancement, if any, to your contract if the following circumstances occur prior to the deferred Payment Enhancement date:

     - You surrender your contract;

     - A death benefit is paid on your contract;

     - You switch to the Income Phase of your contract; or

     - You fully withdraw the corresponding Purchase Payment.

90 DAY WINDOW

As of the 90th day after your contract was issued, we will total your Purchase Payments made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an enhancement level which, as of the date we issued your contract, would have provided for a higher upfront and/or deferred Payment Enhancement rate on each Purchase Payment, you will get the benefit of the enhancement rate(s) that were applicable to that higher enhancement level at the time your contract was issued ("Look Back Adjustment"). We will add any applicable upfront Look Back Adjustment to your contract on the 90th day following the date of contract issue. We will send you a confirmation indicating any applicable upfront and/or deferred Look Back Adjustment, on or about the 90th day following the date of contract issuance. We will allocate any applicable upfront Look Back Adjustment according to your then current allocation instructions on file for subsequent Purchase Payments at the time we make the contribution and if applicable, to the Cash Management Variable Portfolio, for a deferred Look Back Adjustment.

CURRENT ENHANCEMENT LEVELS

The Enhancement Levels, Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement date applicable to all Purchase Payments as of the date of this prospectus are:

--------------------------------------------------------------------------------------
                               UPFRONT          DEFERRED
                               PAYMENT          PAYMENT
                             ENHANCEMENT      ENHANCEMENT         DEFERRED PAYMENT
    ENHANCEMENT LEVEL            RATE             RATE            ENHANCEMENT DATE
--------------------------------------------------------------------------------------
 Under $40,000                    2%               0%         N/A
--------------------------------------------------------------------------------------
 $40,000 - $99,999                4%               0%         N/A
--------------------------------------------------------------------------------------
 $100,000 - $499,999              4%               1%         Nine years from the date
                                                              we receive each Purchase
                                                              Payment.
--------------------------------------------------------------------------------------
 $500,000 - more                  5%               1%         Nine years from the date
                                                              we receive each Purchase
                                                              Payment.
--------------------------------------------------------------------------------------


We reserve the right to modify, suspend or terminate the Polaris Rewards program at any time for existing contracts and for subsequent Purchase Payments.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we process your Purchase Payment, as described under ALLOCATION OF PURCHASE PAYMENTS above, if before that day's Market Close, or on the next business day's unit value if we process your Purchase Payment after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable daily asset based charges;
        and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by adding the Purchase Payment and Payment Enhancement, if applicable, and dividing that amount, by the Accumulation Unit value for the specific Variable Portfolio.


EXAMPLE (CONTRACTS WITHOUT POLARIS REWARDS):

We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

EXAMPLE (CONTRACTS WITH POLARIS REWARDS):

We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. If the Payment Enhancement is 2% of your Purchase Payment, we would add a Payment Enhancement of $500 to your contract. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,500 by $11.10 and credit your contract on Wednesday with 2,297.2973 Accumulation Units for Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it. We call this a "free look." To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the greater of (1) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center minus the Free Look Payment Enhancement Deduction, if applicable or (2) your Purchase Payments. The Free Look Payment Enhancement Deduction is equal to the lesser of (1) the value of any Payment Enhancement(s) on the day we receive your free look request; or (2) the Free Look Payment Enhancement amount(s), if any, which we allocated to your contract. Thus, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period.

All contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, we reserve the right to put your money in the Cash Management Variable Portfolio during the free look period and will allocate your money according to your instructions at the end of the applicable free look period.

EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS

If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing. Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI"). More details may be obtained on-line at the following website: www.insurance.va.gov. This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract. No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               INVESTMENT OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.


The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract owners. We offer Underlying Funds of the Anchor Series Trust, Seasons Series Trust and SunAmerica

Series Trust at least in part because they are managed by SunAmerica Asset Management Corp. ("SAAMCo"), a wholly-owned subsidiary of SunAmerica Annuity.

You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

During periods of low short-term interest rates, and in part due to contract fees and expenses, the investment return of the Cash Management Variable Portfolio may become extremely low and possibly negative. In the case of negative returns, your investment in the Cash Management Variable Portfolio will lose value.

We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) -- SERIES II SHARES

     Invesco Advisers, Inc. is the investment adviser to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF").

     ANCHOR SERIES TRUST - CLASS 3 SHARES

     SAAMCo is the investment adviser and various managers are the subadviser to Anchor Series Trust ("AST").

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2 SHARES

     Franklin Advisers, Inc. is the investment adviser to Franklin Templeton Variable Insurance Products Trust ("FTVIPT").

     Franklin Templeton VIP Founding Funds Allocation Fund ("VIP Founding Funds") is structured as a Fund-of-Funds. A Fund-of-Funds invests in other underlying funds. Expenses for a Fund-of-Funds may be higher than that for other funds because a Fund-of-Funds bears its own expenses and indirectly bears its proportionate share of expenses of the Underlying Funds in which it invests. The administrator for the VIP Founding Funds is Franklin Templeton Services, LLC. Franklin Templeton Services, LLC may receive assistance from Franklin Advisers, Inc. in monitoring the Underlying Funds and the VIP Founding Fund's investment in the Underlying Funds. Each Underlying Fund of the VIP Founding Funds has its own investment adviser.

     Please see the Franklin Templeton Variable Insurance Products prospectus for details.

     LORD ABBETT SERIES FUND, INC. - CLASS VC SHARES

     Lord, Abbett & Co. LLC is the investment adviser to Lord Abbett Series Fund, Inc. ("LASF").

     MTB GROUP OF FUNDS

     MTB Investment Advisors, Inc. is the investment adviser to the MTB Group of Funds ("MTB").

     PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. - CLASS 2 SHARES

     Principal Management Corporation is the investment adviser and Edge Asset Management, Inc. is the subadviser to the Principal Variable Contracts Funds, Inc. ("PVCF").

     Balanced, Conservative Balanced, Conservative Growth, Flexible Income and Strategic Growth funds are Strategic Asset Management Portfolios structured as Fund-of-Funds. A Fund-of-Funds invests in other Underlying Funds. Expenses for a Fund-of-Funds may be higher than that for other funds because a Fund-of-Funds bears its own expenses and indirectly bears its proportionate share of expenses of the Underlying Funds in which it invests.

     Please see the Principal Variable Contracts Funds, Inc. prospectus for details.

     SEASONS SERIES TRUST -- CLASS 3 SHARES

     The Real Return Portfolio listed below is part of the Seasons Series Trust ("SST"). SAAMCo manages this Trust and generally engages subadvisers to provide investment advice for the Underlying Funds.

     SUNAMERICA SERIES TRUST - CLASS 3 SHARES

     SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST"). SAST also offers Master-Feeder funds. Capital Research and Management Company is the investment adviser of the Master Fund in which the Feeder Funds invest. SAAMCo is the investment adviser to the Feeder Funds.

     Unlike other Underlying Funds, the Feeder Funds do not buy individual securities directly. Rather, each Feeder Fund invests all of its investment assets in a corresponding Master Fund of American Funds

     Insurance Series ("AFIS"), which invests directly in individual securities.

     Under the Master-Feeder structure, you pay the fees and expenses of both the Feeder Fund and the Master Fund. As a result, you will pay higher fees and expenses under a Master-Feeder structure than if you invested in an Underlying Fund that invests directly in the same individual securities as the Master Fund. We offer other variable annuity contracts which include Variable Portfolios that invest directly in the Master Funds without investing through a Feeder Fund and they currently assess lower fees and expenses than the Master-Feeder Funds.

     Each Feeder Fund may withdraw all its assets from a Master Fund if the Board of Directors ("Board") of the Feeder Fund determines that it is in the best interest of the Feeder Fund and its shareholders to do so. If a Feeder Fund withdraws its assets from a Master Fund and the Board of the Feeder Fund approved SAAMCo as investment adviser to the Feeder Fund, SAAMCo would be fully compensated for its portfolio management services. PLEASE SEE THE SUNAMERICA SERIES TRUST PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION for more discussion of the Master-Feeder structure.

     If you purchased your contract prior to May 1, 2007, please see below for information regarding the American Funds Insurance Series.

           (PLEASE SEE NEXT PAGE FOR FULL LIST OF INVESTMENT OPTIONS)

ALL OF THE UNDERLYING FUNDS LISTED BELOW MAY NOT BE AVAILABLE TO YOU FOR INVESTMENT.

UNDERLYING FUNDS                         MANAGED BY:                                    TRUST  ASSET CLASS
----------------                         -----------                                   ------  -----------
Aggressive Growth                        Wells Capital Management Incorporated         SAST    STOCK
Alliance Growth                          AllianceBernstein L.P.                        SAST    STOCK
American Funds Asset Allocation SAST     Capital Research and Management Company       SAST    BALANCED
American Funds Global Growth SAST        Capital Research and Management Company       SAST    STOCK
American Funds Growth-Income SAST        Capital Research and Management Company       SAST    STOCK
American Funds Growth SAST               Capital Research and Management Company       SAST    STOCK
Asset Allocation                         Edge Asset Management, Inc.                   AST     BALANCED
Balanced                                 J.P. Morgan Investment Management Inc.        SAST    BALANCED
Blue Chip Growth                         SunAmerica Asset Management Corp.             SAST    STOCK
Capital Appreciation                     Wellington Management Company, LLP            AST     STOCK
Capital Growth                           OppenheimerFunds, Inc.                        SAST    STOCK
Cash Management                          BofA Advisors, LLC                            SAST    CASH
Corporate Bond                           Federated Investment Management Company       SAST    BOND
Davis Venture Value                      Davis Selected Advisers, L.P.                 SAST    STOCK
"Dogs" of Wall Street                    SunAmerica Asset Management Corp.             SAST    STOCK
Emerging Markets                         Putnam Investment Management, LLC             SAST    STOCK
Equity Opportunities                     OppenheimerFunds, Inc.                        SAST    STOCK
Foreign Value                            Templeton Investment Counsel, LLC             SAST    STOCK
Franklin Income Securities Fund          Franklin Advisers, Inc.                       FTVIPT  BALANCED
Franklin Templeton VIP Founding Funds    Franklin Templeton Services, LLC              FTVIPT  BALANCED
  Allocation Fund
Fundamental Growth                       Wells Capital Management Incorporated         SAST    STOCK
Global Bond                              Goldman Sachs Asset Management International  SAST    BOND
Global Equities                          J.P. Morgan Investment Management Inc.        SAST    STOCK
Government and Quality Bond              Wellington Management Company, LLP            AST     BOND
Growth                                   Wellington Management Company, LLP            AST     STOCK
Growth-Income                            J.P. Morgan Investment Management Inc.        SAST    STOCK
Growth Opportunities                     Invesco Advisers, Inc.                        SAST    STOCK
High-Yield Bond                          PineBridge Investments LLC                    SAST    BOND
International Diversified Equities       Morgan Stanley Investment Management Inc.     SAST    STOCK
International Growth and Income          Putnam Investment Management, LLC             SAST    STOCK
Invesco Van Kampen V.I. Capital Growth   Invesco Advisers, Inc.                        AVIF    STOCK
  Fund, Series II Shares
Invesco Van Kampen V.I. Comstock Fund,   Invesco Advisers, Inc.                        AVIF    STOCK
  Series II Shares
Invesco Van Kampen V.I. Growth and       Invesco Advisers, Inc.                        AVIF    STOCK
  Income Fund, Series II Shares
Lord Abbett Growth and Income            Lord, Abbett & Co. LLC                        LASF    STOCK
Marsico Focused Growth                   Marsico Capital Management, LLC               SAST    STOCK
MFS Massachusetts Investors Trust        Massachusetts Financial Services Company      SAST    STOCK
MFS Total Return                         Massachusetts Financial Services Company      SAST    BALANCED
Mid-Cap Growth                           J.P. Morgan Investment Management Inc.        SAST    STOCK
Natural Resources                        Wellington Management Company, LLP            AST     STOCK
Real Estate                              Davis Selected Advisers, L.P.                 SAST    STOCK
Real Return                              Wellington Management Company, LLP            SST     BOND
Small & Mid Cap Value                    AllianceBernstein L.P.                        SAST    STOCK
Small Company Value                      Franklin Advisory Services, LLC               SAST    STOCK
Technology                               Columbia Management Investment Advisers, LLC  SAST    STOCK
Telecom Utility                          Massachusetts Financial Services Company      SAST    STOCK
Total Return Bond                        Pacific Investment Management Company LLC     SAST    BOND

YOU MAY ALSO INVEST IN THESE UNDERLYING FUNDS IF YOU PURCHASED YOUR CONTRACT THROUGH M&T SECURITIES, INC.:

                                                                           ASSET
UNDERLYING FUNDS             MANAGED BY:                       TRUST       CLASS
----------------             -----------                       -----     --------
MTB Managed Allocation       MTB Investment Advisors, Inc.     MTB       BALANCED
  Fund - Moderate Growth
  II*



* As of April 24, 2009, this fund was closed to new Purchase Payments, subsequent Purchase Payments and any transfers.

YOU MAY ALSO INVEST IN THESE UNDERLYING FUNDS IF YOU PURCHASED YOUR CONTRACT THROUGH CHASE INVESTMENT SERVICES CORPORATION (FORMERLY WAMU INVESTMENTS, INC.):

                                                                           ASSET
UNDERLYING FUNDS             MANAGED BY:                        TRUST      CLASS
----------------             -----------                       ------    --------
Balanced                     Edge Asset Management, Inc.       PVCF      BALANCED
Conservative Balanced        Edge Asset Management, Inc.       PVCF      BALANCED
Conservative Growth          Edge Asset Management, Inc.       PVCF      BALANCED
Equity Income Account        Edge Asset Management, Inc.       PVCF      STOCK
Flexible Income              Edge Asset Management, Inc.       PVCF      BALANCED
Strategic Growth             Edge Asset Management, Inc.       PVCF      STOCK


IF YOU PURCHASED YOUR CONTRACT PRIOR TO MAY 1, 2007, YOU MAY INVEST IN THE AMERICAN FUNDS INSURANCE SERIES ("AFIS") DIRECTLY. The discussion in the prospectus pertaining to the American Funds SAST Portfolios and the Master-Feeder arrangement does not apply to your contract. The following information applies to your contract:

AMERICAN FUNDS INSURANCE SERIES -- CLASS 2 SHARES

Capital Research and Management Company is the investment adviser to the American Funds Insurance Series ("AFIS"). There is an annualized 0.25% fee applicable to Class 2 shares of AFIS.

                                                                           ASSET
UNDERLYING FUNDS             MANAGED BY:                        TRUST      CLASS
----------------             -----------                       ------    --------
American Funds Global        Capital Research and              AFIS      STOCK
  Growth                     Management Company
American Funds Growth-       Capital Research and              AFIS      STOCK
  Income                     Management Company
American Funds Growth        Capital Research and              AFIS      STOCK
                             Management Company


You should read the accompanying trust prospectus for the American Funds Insurance Series carefully. That prospectus contains detailed information about the Underlying Funds listed above, including each of Underlying Fund's fees, investment objective and risk factors.

YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS. YOU MAY OBTAIN AN ADDITIONAL COPY OF THESE PROSPECTUSES FOR THE TRUSTS BY CALLING OUR ANNUITY SERVICE CENTER AT (800) 445-7862 OR BY VISITING OUR WEBSITE AT WWW.SUNAMERICA.COM. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE UNDERLYING FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600, for the 12-month DCA Fixed Account ("1-Year DCA Fixed Account") is $1,200 and the 24-month DCA Fixed Account ("2-Year DCA Fixed Account") is $2,400. Purchase Payments less than these minimum amounts will automatically be allocated to available investment options according to your instructions or your current allocation instruction on file. The 6-month, 1-Year and 2-Year DCA Fixed Accounts may not be available in your state. Please check with your financial representative for availability.

Purchase Payments may not be invested in DCA Fixed Accounts if you elect the Polaris Rewards program.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in available investment options at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any available investment options ("target account"). Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Accounts only accept initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.

If you choose to allocate subsequent Purchase Payments to an active DCA program with a Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring that subsequent Purchase Payment into your target account allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

----------------------------------------------------------------
     MONTH           ACCUMULATION UNIT         UNITS PURCHASED
----------------------------------------------------------------

       1                  $ 7.50                     100
       2                  $ 5.00                     150
       3                  $10.00                      75
       4                  $ 7.50                     100
       5                  $ 5.00                     150
       6                  $ 7.50                     100
----------------------------------------------------------------


     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

POLARIS PORTFOLIO ALLOCATOR PROGRAM

PROGRAM DESCRIPTION

The Polaris Portfolio Allocator program may be offered to you at no additional cost to assist in diversifying your investment across various asset classes. The Polaris Portfolio Allocator program allows you to choose from one of the four Portfolio Allocator models designed to assist in meeting your stated investment goals. Each Portfolio Allocator model is comprised of a carefully selected combination of Variable Portfolios representing various asset classes. The models allocate amongst the various asset classes to attempt to match certain combinations of investors' investment time horizon and risk tolerance. Please consult your financial representative about investment in the Polaris Portfolio Allocator program.

If you purchased your contract through certain broker-dealers, you may have invested in a model as part of a different asset allocation program apart from the Polaris Allocator program. If you invested in an asset allocation program apart from the Polaris Portfolio Allocator program, such models were designed by an investment adviser who may be affiliated with your broker dealer and who may manage some of the Underlying Funds in which the models invest. There may be revenue sharing arrangements between your broker-dealer and this investment adviser. Those arrangements are not related to the availability of the same Underlying Funds in this variable annuity. Among other things, the models may result in an increase in assets allocated to the Underlying Funds managed by the investment adviser, and therefore a corresponding increase in portfolio management fees collected by the investment adviser. Furthermore, the models in your broker-dealer's asset allocation program may not be current or updated annually. Please contact your financial representative for information about their asset allocation program and the relationship amongst the entities offering the models.

ENROLLING IN THE POLARIS PORTFOLIO ALLOCATOR PROGRAM

You may enroll in the Polaris Portfolio Allocator program by selecting the Portfolio Allocator model on the investment option election form or if after contract issue, by contacting our Annuity Service Center. You and your financial representative should determine the model most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may request to discontinue the use of a model by providing a written reallocation request, calling our Annuity Service Center or logging onto our website.

You may also choose to invest gradually into a Portfolio Allocator model through the DCA program. PLEASE SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE.

You may only invest in one Portfolio Allocator model at a time. Participation in this program requires that you invest 100% of your initial Purchase Payment and subsequent Purchase Payment(s) in the same Portfolio Allocator model. If you attempt to split your investment in one or more Portfolio Allocator models, your investment may no longer be consistent with the Portfolio Allocator model's intended objectives. Additionally, if you invest in any Variable Portfolios in addition to investing in a Portfolio Allocator model, such an investment may no longer be consistent with the Portfolio Allocator Model's intended objectives.

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected Portfolio Allocator model unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Portfolio Allocator model, your investment may no longer be consistent with the Portfolio Allocator model's intended objectives. Withdrawals may be subject to a withdrawal charge. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

You can transfer 100% of your investment from one Portfolio Allocator model to another Portfolio Allocator model at any time; you will be transferred into the most current model available in your contract. As a result of a transfer, we will automatically update your allocation instructions on file with respect to subsequent Purchase Payments and DCA target allocation instructions, if applicable, and we will automatically update your Automatic Asset Rebalancing Program instructions to reflect your new investment. PLEASE SEE DOLLAR COST AVERAGING PROGRAM ABOVE AND AUTOMATIC ASSET REBALANCING PROGRAM BELOW.

A subsequent Purchase Payment will be invested in the same Portfolio Allocator model as your current investment unless we receive different instructions from you. You should consult with your financial representative to determine if you should update both your allocation instructions, DCA target allocation instructions and Automatic Asset Rebalancing Program instructions on file when you make a subsequent Purchase Payment.

REBALANCING THE MODELS

You can elect to have your investment in the Portfolio Allocator models rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. If you choose to make investments outside of a Portfolio Allocator model, only those Variable Portfolios within the Portfolio Allocator model you selected will be rebalanced. Investments in other Variable Portfolios not included in the Portfolio Allocator model cannot be rebalanced if you wish to maintain your current Portfolio Allocator model allocations.

Over time, the Portfolio Allocator model you select may no longer align with its original investment objective due to the effects of Variable Portfolio performance and changes in the Variable Portfolio's investment objectives. Therefore, if you do not elect to have your investment in the Portfolio Allocator model rebalanced at least annually, then your investment may no longer be consistent with the Portfolio Allocator model's intended objectives. In addition, your investment goals, financial situation and risk tolerance may change over time. You should consult with your financial representative about how to keep your Portfolio Allocator model's allocations in line with your investment goals. Finally, changes in investment objectives or management of the underlying funds in the models may mean that, over time, the models no longer are consistent with their original investment goals.

If you elect an optional Living Benefit, you may elect a model that complies with the investment requirements of the optional Living Benefit and your model will be rebalanced quarterly. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

IMPORTANT INFORMATION ABOUT THE POLARIS PORTFOLIO ALLOCATOR PROGRAM

The Portfolio Allocator models are not intended as investment advice about investing in the Variable Portfolios, and we do not provide investment advice regarding whether a Portfolio Allocator model should be revised or whether it remains appropriate to invest in accordance with any particular Portfolio Allocator model.

The Polaris Portfolio Allocator program does not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Portfolio Allocator models may have been built. Also, allocation to a single asset class may outperform a model, so that you could have better investment returns investing in a single asset class than in a Portfolio Allocator model. However, such a strategy may involve a greater degree of risk because of the concentration of similar securities in a single asset class. Further, there can be no assurance that any Variable Portfolio chosen for a particular Portfolio Allocator model will perform well or that its performance will closely reflect that of the asset class it is designed to represent.

The Portfolio Allocator models represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the Portfolio Allocator models meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific Portfolio Allocator models can be obtained from your financial representative.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE POLARIS PORTFOLIO ALLOCATOR PROGRAM AT ANY TIME.

POLARIS PORTFOLIO ALLOCATOR MODELS
(EFFECTIVE MAY 2, 2011)

----------------------------------------------------------------------------------------
         VARIABLE PORTFOLIOS            MODEL 1      MODEL 2      MODEL 3      MODEL 4
----------------------------------------------------------------------------------------
 American Funds Global Growth SAST          6%           9%           9%          10%
----------------------------------------------------------------------------------------
 American Funds Growth SAST                 2%           2%           3%           3%
----------------------------------------------------------------------------------------
 American Funds Growth-Income SAST          1%           1%           1%           1%
----------------------------------------------------------------------------------------
 Blue Chip Growth                           1%           1%           1%           1%
----------------------------------------------------------------------------------------
 Capital Appreciation                       2%           3%           3%           4%
----------------------------------------------------------------------------------------
 Corporate Bond                             9%           8%           5%           0%
----------------------------------------------------------------------------------------
 Davis Venture Value                        4%           4%           4%           5%
----------------------------------------------------------------------------------------
 Emerging Markets                           0%           0%           2%           3%
----------------------------------------------------------------------------------------
 Foreign Value                              6%           9%          10%          10%
----------------------------------------------------------------------------------------
 Global Bond                                3%           2%           0%           0%
----------------------------------------------------------------------------------------
 Government and Quality Bond                8%           5%           3%           0%
----------------------------------------------------------------------------------------
 Growth-Income                              3%           3%           3%           3%
----------------------------------------------------------------------------------------
 Growth Opportunities                       2%           3%           6%           7%
----------------------------------------------------------------------------------------
 High-Yield Bond                            4%           0%           0%           0%
----------------------------------------------------------------------------------------
 International Diversified Equities         0%           0%           0%           5%
----------------------------------------------------------------------------------------
 Invesco Van Kampen V.I. Comstock
  Fund, Series II Shares                    3%           4%           4%           4%
----------------------------------------------------------------------------------------
 Invesco Van Kampen V.I. Growth and
  Income Fund, Series II Shares             5%           5%           6%           6%
----------------------------------------------------------------------------------------
 Lord Abbett Growth and Income              1%           2%           3%           3%
----------------------------------------------------------------------------------------
 Marsico Focused Growth                     0%           1%           2%           3%
----------------------------------------------------------------------------------------
 MFS Massachusetts Investors Trust          4%           5%           6%           7%
----------------------------------------------------------------------------------------
 Mid-Cap Growth                             1%           1%           2%           2%
----------------------------------------------------------------------------------------
 Real Estate                                2%           3%           4%           5%
----------------------------------------------------------------------------------------
 Real Return                               11%           7%           3%           0%
----------------------------------------------------------------------------------------
 Small & Mid Cap Value                      5%           6%           6%           7%
----------------------------------------------------------------------------------------
 Small Company Value                        2%           3%           5%           6%
----------------------------------------------------------------------------------------
 Total Return Bond                         15%          13%           9%           5%
----------------------------------------------------------------------------------------
                               TOTAL      100%         100%         100%         100%
----------------------------------------------------------------------------------------


The Polaris Portfolio Allocator models listed above are those that are currently available. The Polaris Portfolio Allocator models are reconfigured annually. However, once you invest in a Polaris Portfolio Allocator model, the percentages of your contract value allocated to each Variable Portfolio within a model will not be changed by us. You should speak with your financial representative about how to keep the Variable Portfolio allocations in each Polaris Portfolio Allocator model in line with your investment goals over time.

We reserve the right to change the Variable Portfolios and/or allocations to certain Variable Portfolios in each model to the extent that Variable Portfolios are liquidated, substituted, merged or otherwise reorganized.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies described below, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts by telephone (800) 445-7862, through the Company's website (www.sunamerica.com), by U.S. Mail addressed to our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by the Internet unless you tell us not to on your contract application. We may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed
Accounts.

You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

There is no charge for your first 15 transfers. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

SHORT-TERM TRADING POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.

The first 15 transfers in a rolling 12-month look-back period ("12-Month Rolling Period") can be made by telephone, through the Company's website, or in writing by mail or by facsimile. The 15th transfer in a 12-Month Rolling Period triggers the U.S. Mail method of transfer. Therefore, once you make the 15th transfer in a 12-Month Rolling Period, all transfers must be submitted by United States Postal Service first-class mail ("U.S. Mail") for 12-months following the date of the 15th transfer ("Standard U.S. Mail Policy").

For example, if you made a transfer on August 16, 2010 and within the previous twelve months (from August 17, 2009 forward) you made 15 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2010 must be submitted by U.S. Mail (from August 17, 2010 through August 16,
2011).

U.S. Mail includes any postal service delivery method that offers delivery no sooner than United States Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.

All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.

We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request;
(4) terminate your transfer privileges; and/or (5) request that you surrender your contract. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES

Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.

Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing Program, you may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if applicable, periodically rebalanced to return your allocations to the percentages given at your last instructions for no additional charge. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make such transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if applicable, resulting from your transfer ("Default Rebalancing Instructions"). You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.

Automatic Asset Rebalancing typically involves shifting a portion of your money out of investment options which had higher returns into investment options which had lower returns. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year. If you elect an optional living benefit with investment requirements, we will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

RETURN PLUS PROGRAM

The Return Plus program, available only if we are offering multi-year Fixed Accounts and available for no additional charge, allocates your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.

     EXAMPLE OF RETURN PLUS PROGRAM:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 3 years. If the 3-year Fixed Account is offering a 4% interest rate, Return Plus will allocate $88,900 to the 3-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $11,100 may be allocated among the Variable Portfolios according to your allocation instructions.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You can access money in your contract by making systematic, partial, or a total withdrawal, and/or by receiving annuity income payments during the Income Phase. PLEASE SEE ANNUITY INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

We deduct a withdrawal charge applicable to any partial or total withdrawal made before the end of the withdrawal charge period.

If you have elected an optional living benefit, you should consider the impact of your withdrawals on the benefit. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

FREE WITHDRAWAL AMOUNT

Your contract provides for a free withdrawal amount each year. A free withdrawal amount, as defined below, is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge at the time of the withdrawal if it is taken during the withdrawal charge period. The free withdrawal amount does not reduce the basis used to calculate future annual free withdrawals and withdrawal charges. As a result, if you surrender your contract in the future while withdrawal charges are still applicable, you will not receive the benefit of any previous free withdrawals upon a full surrender for the purpose of calculating the withdrawal charge.

Withdrawals of Purchase Payments made prior to the end of the withdrawal charge schedule that are in excess of your free withdrawal amount will result in a withdrawal charge. Before purchasing this contract, you should consider the effect of withdrawal charges on your investment if you need to withdraw more money than the annual free withdrawal amount during the withdrawal charge period. You should fully discuss this decision with your financial representative.

To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty-free earnings" and "total invested amount."

Penalty-free earnings are equal to your contract value less your total invested amount and may be withdrawn free of a withdrawal charge at any time, including upon a full surrender of your contract. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn may also be withdrawn free of a withdrawal charge at any time. The total invested amount is the sum of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and

     - Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.

After the first year, you may withdraw the greater of the following amounts free of a withdrawal charge:

     (1) earnings in your contract as of the date you make the withdrawal; or

     (2) 10% of the Purchase Payments you invested for at least one year and not yet withdrawn, less any previous withdrawals of earnings or systematic withdrawals that year.

During the first year you may only withdraw amounts noted above if you use the systematic withdrawal program.

The portion of a free withdrawal which exceeds the sum of:

     (1) earnings in the contract; and

     (2) Purchase Payments which are both no longer subject to the withdrawal charge schedule and not yet withdrawn is assumed to be a withdrawal against future earnings.

Although amounts withdrawn free of a withdrawal charge under the 10% provision may reduce Purchase Payments for purposes of calculating amounts available for future withdrawals of earnings, they do not reduce the amount you invested for purposes of calculating the withdrawal charge if you surrender your contract. As a result, if you surrender your contract in the future and withdrawal charges are still applicable, any previous free withdrawals would then be subject to applicable withdrawal charges. We calculate charges upon surrender of the contract on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.

Additionally, if you elect an optional living benefit, withdrawals up to the maximum annual withdrawal amount allowed under your optional living benefit are free of withdrawal charges.

If you elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, during the first contract year, your free withdrawal amount is the greatest of:

     (1) your penalty-free earnings; or

     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount; or

     (3) the Maximum Annual Withdrawal Amount allowed under the living benefit you elected.

If you elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, after the first contract year, your free withdrawal amount is the greatest of (1), (2) or (3) plus any portion of your total invested amount no longer subject to a withdrawal charge:

     (1) your penalty-free earnings; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year and still subject to a withdrawal charge; or

     (3) the Maximum Annual Withdrawal Amount allowed under the living benefit you elected.

If you do not elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, the provisions below describe your free withdrawal amount.

If you participate in the Polaris Rewards program, you will not receive any deferred Payment Enhancement if you fully withdraw a Purchase Payment or if you surrender your contract prior to the corresponding Deferred Payment Enhancement Date.

Although we do not assess a withdrawal charge when you take a 10% free withdrawal of the total invested amount we will proportionally reduce the amount of any corresponding Deferred Payment Enhancement. PLEASE SEE POLARIS REWARDS PROGRAM ABOVE.

If you surrender your contract, we may also deduct any premium taxes, if applicable. PLEASE SEE EXPENSES BELOW.

Under most circumstances, the minimum amount you can withdraw is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. The request for withdrawal must be in writing and sent to the Annuity Service Center. For withdrawals of $500,000 and more, a signature guarantee is generally required at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. In the event that a proportionate partial withdrawal would cause the value of any Variable Portfolio or Fixed Account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. PLEASE SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners; (5) we are on notice that this contract is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times, or withdrawals may be discontinued. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2. A withdrawal charge may apply if the amount of the periodic withdrawals in any year exceeds the free withdrawal amount permitted each year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND SEE EXPENSES BELOW.

The program is not available to everyone. Please contact our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

NURSING HOME WAIVER

If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge on certain withdrawals prior to the Annuity Date. The waiver applies only to withdrawals made during the confinement period while you are in a nursing home or within 90 days after you leave the nursing home. You cannot use this waiver during the first 90 days after your contract is issued. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract. We will only waive the withdrawal charges on withdrawals or surrenders paid directly to the contract owner, and not to a third party or other financial services company.

In order to use this waiver, you must submit with your withdrawal request to the Annuity Service Center, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and (3) a bill from the nursing home which shows that you met the 60-day confinement requirement.

The Nursing Home Waiver is available only if you purchased your contract after September 22, 2008.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract value is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES BELOW for a more detailed explanation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

None of the living benefits described below are available for election with new contracts.

MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS

The MarketLock Income Plus living benefit may vary depending on when you purchased your contract, please see details below. The MarketLock For Life Plus living benefit may vary depending on the option you elected when you purchased your contract, please see details below.

MarketLock Income Plus and MarketLock For Life Plus are optional guaranteed minimum withdrawal features, available for an additional fee. The features are designed to help you create a guaranteed income stream that may last as long as you live, or as long as you or your spouse live, even if the entire value of your contract has been reduced to zero, provided withdrawals taken are within the parameters of the feature elected. These features may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. You may not need to rely on the feature as its value is dependent on your contract's performance, your withdrawal activity and your longevity.

MarketLock Income Plus and MarketLock For Life Plus offer guaranteed lifetime income plus the opportunity to lock in the greater of investment gains or an annual Income Credit (previously referred to as "Bonus").

These features may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or other tax-qualified plans. The features guarantee that only certain Purchase Payments received during the contract's first five years are included in the Income Base (previously referred to as "Benefit Base").

Please remember that all withdrawals, including withdrawals taken under these features, reduce your contract value and your death benefit and may reduce other benefits under the contract. In addition, withdrawals under these features will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if withdrawals taken are in excess of the Maximum Annual Withdrawal Amount, as defined below. The sum of withdrawals in any contract year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge.

In addition, any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you must take required minimum distributions and want to ensure that these withdrawals are not considered Excess Withdrawals, as defined below, your distributions must be set up on the automated monthly minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

These optional living benefits are designed for individuals and spouses. Thus, if a contract is owned by non-spousal joint Owners, Domestic Partners or Same-Sex Spouses who jointly own a contract and either Owner dies, the full contract value must be paid within 5 years of death, in compliance with the IRC, after which time the contract terminates. Accordingly, the surviving Owner may not receive the full benefit of the living benefit.

You may have elected MarketLock Income Plus or any of the MarketLock For Life Plus options and you may have chosen to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under the features as the "Covered Person(s)." If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect one of these features, Covered Persons must have met the age requirement. The age requirement varies depending on the type of contract you purchased, when the contract was issued(1) and the number of Covered Persons. The tables below provide the age requirements for the features.

IF YOU ELECT ONE COVERED PERSON(1):

------------------------------------------------------------------------------------
                                                        COVERED PERSON
                                           -----------------------------------------
                                                 MINIMUM               MAXIMUM
                                                   AGE                 AGE(2)
------------------------------------------------------------------------------------
                One Owner                          45                    80
------------------------------------------------------------------------------------
              Joint Owners
   (based on the age of the older Owner)           45                    80
------------------------------------------------------------------------------------


IF YOU ELECT TWO COVERED PERSONS(1):


----------------------------------------------------------------------------------------
                              COVERED PERSON #1                 COVERED PERSON #2
                       -----------------------------------------------------------------
                          MINIMUM          MAXIMUM          MINIMUM          MAXIMUM
                            AGE             AGE(2)            AGE             AGE(2)
----------------------------------------------------------------------------------------
    NON-QUALIFIED:
     Joint Owners            45               80               45               85
----------------------------------------------------------------------------------------
    NON-QUALIFIED:
    One Owner with
       Spousal               45               80               45             N/A(3)
     Beneficiary
----------------------------------------------------------------------------------------
      QUALIFIED:
    One Owner with
       Spousal               45               80               45             N/A(3)
     Beneficiary
----------------------------------------------------------------------------------------


(1) If you elected MarketLock For Life Plus +6% Option and you purchased your contract prior to November 19, 2007, references to age 45 above are replaced with age 50 and references to age 80 above are replaced with age 75. References to age 85 remain unchanged.

(2) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

(3) The age requirement is based solely on the single owner for purposes of issuing the contract with the feature. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

How do MarketLock Income Plus and MarketLock For Life Plus work?

MarketLock Income Plus and MarketLock For Life Plus lock-in the greater of two values in determining the Income Base. The Income Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which may be taken in a series of withdrawals. Each consecutive one-year period starting from the Effective Date is considered a Benefit Year. A new Income Base is automatically locked in on each Benefit Year anniversary during the Income Base Evaluation Period (initially, the first 5 years if you elected MarketLock Income Plus, the first 5 years if you elected MarketLock For Life Plus on or after May 1, 2009 or the first 10 years if you elected MarketLock For Life Plus prior to May 1, 2009) following the Effective Date based on the greater of (1) the highest Anniversary Value, or (2) the Income Base increased by any available Income Credit, as defined below.

You may elect to extend the Income Base Evaluation Period and the Income Credit Period for additional periods. Please see "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD?" below.

Is there an additional guarantee if I delay taking withdrawals?

Yes, depending on which feature you elect and when you elected the feature, there is an additional guarantee if you delay taking withdrawals.

If you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009 and you do not take any withdrawals before the 12th Benefit Year anniversary following the Effective Date, the Income Base will be increased to equal at least 200% of your first Benefit Year's Eligible Purchase Payments ("Minimum Income Base"). You do not need to elect extensions of the Income Base Evaluation Period in order to be eligible to receive the Minimum Income Base.

If you elected MarketLock Income Plus or MarketLock For Life Plus +7% prior to May 1, 2009 and you do not take any withdrawals before the 10th Benefit Year anniversary following the Effective Date, the Income Base will be increased to equal at least 200% or your first Benefit Year's Eligible Purchase Payments (Minimum Income Base"). You do not need to elect extensions of the Income Base Evaluation Period in order to be eligible to receive the Minimum Income Base.

What determines the maximum amount of withdrawals I can withdraw each year?

The Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year without reducing the Income Base and the Income Credit, if applicable. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the tables below and varies depending on the feature you elected and when your contract was issued.

ONE COVERED PERSON -- MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:

------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
         Prior to 65th birthday                  4% of Income Base
------------------------------------------------------------------------
        On or after 65th birthday                5% of Income Base
------------------------------------------------------------------------


TWO COVERED PERSONS -- MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09)

If the feature is elected to cover two lives, the following is applicable:

------------------------------------------------------------------------
  AGE OF THE YOUNGER COVERED PERSON OR
       SURVIVING COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
         Prior to 65th birthday                  4% of Income Base
------------------------------------------------------------------------
        On or after 65th birthday              4.75% of Income Base
------------------------------------------------------------------------


ONE OR TWO COVERED PERSONS -- MARKETLOCK INCOME PLUS (CONTRACTS ISSUED BETWEEN 5/1/08 AND 4/30/09)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner.

------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
         Prior to 62nd birthday                  4% of Income Base
------------------------------------------------------------------------
        On or after 62nd birthday                5% of Income Base
------------------------------------------------------------------------


ONE OR TWO COVERED PERSONS -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED BETWEEN 7/30/07 AND 4/30/08)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner.

------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
       Prior to the 60th birthday                4% of Income Base
------------------------------------------------------------------------
  At least age 60 but prior to the 76th
                 birthday                        5% of Income Base
------------------------------------------------------------------------
      On or after the 76th birthday              6% of Income Base
------------------------------------------------------------------------


ONE OR TWO COVERED PERSONS -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED PRIOR TO 7/30/07)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner

------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
------------------------------------------------------------------------
       Prior to the 65th birthday                4% of Income Base
------------------------------------------------------------------------
  At least age 65 but prior to the 76th
                 birthday                        5% of Income Base
------------------------------------------------------------------------
      On or after the 76th birthday              6% of Income Base
------------------------------------------------------------------------


As the original owner, or Continuing Spouse (with a joint life feature) electing to treat the annuity contract as their own, of a Qualified plan under this annuity contract, if you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on this contract and using the uniform lifetime table) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal (defined below). Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount (as clarified above) will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the Systematic Withdrawal Program administered by our Annuity Service Center. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS?" below.

Are there investment requirements if I elect MarketLock Income Plus or MarketLock For Life Plus?

Yes, as long as you have not elected to cancel the feature, you must comply with investment requirements by allocating your investments as outlined below. You may also use a DCA Fixed Account to comply with investment requirements by setting up your DCA target allocations in accordance with the investment requirements outlined below.

MARKETLOCK INCOME PLUS (CONTRACTS ISSUED BETWEEN 5/1/08 AND 4/30/09) AND MARKETLOCK FOR LIFE PLUS +7% OPTION

     1. Invest 100% in the Cash Management Variable Portfolio; or

     2. Invest 100% in either Polaris Portfolio Allocator Model 1, 2 or 3; or

     3. Invest 100% in one or a combination of the following balanced Variable
        Portfolios: American Funds Asset Allocation SAST, Asset Allocation, Balanced, Franklin Income Securities Fund, Franklin Templeton VIP Founding Funds Allocation Fund and MFS Total Return

MARKETLOCK INCOME PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09), MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09) AND MARKETLOCK FOR LIFE PLUS +6% OPTION (CONTRACTS ISSUED PRIOR TO 5/1/09)

     1. Invest 100% in the Cash Management Variable Portfolio; or

     2. Invest 100% in either Polaris Portfolio Allocator Model 1, 2 or 3; or

     3. Invest 100% in one or a combination of the following balanced Variable
        Portfolios: American Funds Asset Allocation SAST, Asset Allocation, Balanced, Franklin Income Securities Fund, Franklin Templeton VIP Founding Funds Allocation Fund (MarketLock For Life Plus +6% Option for contracts issued prior to 5/1/09 only) and MFS Total Return; or

     4. Invest in accordance with the requirements outlined in the table below:

----------------------------------------------------------------------------------------------------
        INVESTMENT            INVESTMENT                       VARIABLE PORTFOLIOS
          GROUP              REQUIREMENT                      AND/OR FIXED ACCOUNTS
------------------------------------------- --------------------------------------------------------
 A. Bond, Cash and Fixed   Minimum 20%*      Cash Management
    Accounts               Maximum 100%      Corporate Bond
                                             Global Bond
                           *(30%, for        Government and Quality Bond
                           MarketLock        Real Return
                           Income Plus and   Total Return Bond
                           MarketLock For
                           Life Plus         DCA FIXED ACCOUNTS++
                           issued on or      6-Month DCA
                           after 5/1/09)     1-Year DCA
                                             2-Year DCA (if available)
------------------------------------------- --------------------------------------------------------
 B. Equity Maximum         Minimum 0%        Aggressive Growth
                           Maximum 80%**     Alliance Growth
                                             American Fund Asset Allocation SAST
                           **(70%, for       American Funds Global Growth SAST
                           MarketLock        American Funds Growth SAST
                           Income Plus and   American Funds Growth-Income SAST
                           MarketLock For    Asset Allocation
                           Life Plus         Balanced
                           issued on or      Balanced (JPM)+
                           after 5/1/09)     Blue Chip Growth
                                             Capital Appreciation
                                             Conservative Balanced+
                                             Conservative Growth+
                                             Davis Venture Value
                                             "Dogs" of Wall Street
                                             Equity Income Account+
                                             Equity Opportunities
                                             Flexible Income+
                                             Foreign Value
                                             Franklin Income Securities Funds
                                             Franklin Templeton VIP Founding
                                              Funds Allocation Fund
                                             Fundamental Growth
                                             Global Equities
                                             Growth
                                             Growth-Income
                                             High-Yield Bond
                                             International Diversified Equities
                                             International Growth and Income
                                             Invesco Van Kampen V.I. Capital
                                               Growth Fund, Series II Shares
                                             Invesco Van Kampen V.I. Comstock
                                               Fund, Series II Shares
                                             Invesco Van Kampen V.I. Growth and
                                               Income Fund, Series II Shares
                                             Lord Abbett Growth and Income
                                             Marsico Focused Growth
                                             MFS Massachusetts Investors Trust
                                             MFS Total Return
                                             Small & Mid Cap Value
                                             Strategic Growth+
                                             Telecom Utility
------------------------------------------- --------------------------------------------------------
 C. Limited Equity         Minimum 0%        Capital Growth
                           Maximum 20%***    Emerging Markets
                                             Growth Opportunities
                           ***(10%, for      Mid-Cap Growth
                           MarketLock        Natural Resources
                           Income Plus and   Real Estate
                           MarketLock For    Small Company Value
                           Life Plus         Technology
                           issued on or
                           after 5/1/09)
------------------------------------------- --------------------------------------------------------


    + Only available if you purchased your contract through Chase Investment
      Services Corporation (formerly WaMu Investments, Inc.)

   ++ You may use a DCA Fixed Account to invest your target allocations in accordance with the investment requirements.

If we offer additional allocations that comply with investment requirements in the future we will give you the opportunity to allocate your investments accordingly.

Your allocation instructions accompanying any Purchase Payment as well as target allocations if you invest in a DCA

Fixed Account must comply with the investment requirements, described above, in order for your subsequent Purchase Payment(s) to be considered in Good Order. We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's allocations going outside these restrictions. Quarterly rebalancing will ensure that your allocations will continue to comply with the investment requirements for this feature. In addition to quarterly rebalancing, we will initiate rebalancing in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file, after any of the following transactions:

     - any transfer or reallocation you initiate; or

     - any withdrawal you initiate.

Automatic transfers and/or systematic withdrawals will not result in rebalancing. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios resulting from your transfer and/or 1-year Fixed Account, if available, ("Default Rebalancing Instructions"). If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.

We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent that Variable Portfolios are and/or Fixed Accounts added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations promptly.

How are the components for MarketLock Income Plus and MarketLock For Life Plus calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include:

     1. 100% of Purchase Payments received during the first contract year; and

     2. Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Purchase Payments received in year 1. This means that if you made a $100,000 Purchase Payment in year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments.

Any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any Payment Enhancement, if applicable, and/or spousal continuation contributions; however, Payment Enhancement, if applicable, and/or spousal continuation contributions are included in the calculation of Anniversary Values, as defined below. Total Eligible Purchase Payments are limited to $1,500,000 without our prior Company approval.

SECOND, we consider the INCOME CREDIT PERIOD and the INCOME BASE EVALUATION PERIOD. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Base Evaluation Period is the period of time over which we consider Anniversary Values and if applicable and greater, the Income Base plus any available Income Credit during the Income Credit Period. The initial Income Credit Period and the initial Income Base Evaluation Period begin on the Effective Date and end 5 years later if you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009 (10 years later if you elected MarketLock For Life Plus prior to May 1, 2009). Please see "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD?" below.

THIRD, we determine the ANNIVERSARY VALUE which equals your contract value on any contract anniversary during the Income Base Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Income Base is the contract value on the Effective Date. The Income Base is increased by each subsequent Eligible Purchase Payment, less proportionate adjustments for Excess Withdrawals, as defined below. On each Benefit Year anniversary, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit as defined below. Please see "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE IN INCREASED?" and "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS?" below.

FIFTH, we determine the INCOME CREDIT BASE which is used solely as a basis for calculating the Income Credit during an Income Credit Period. The initial Income Credit Base is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Income Credit Base is the contract value on the Effective Date. The Income Credit Base is increased by each subsequent Eligible Purchase Payment less proportionate adjustments for Excess Withdrawals, as defined below. Please see "HOW CAN THE

INCOME BASE AND INCOME CREDIT BASE BE INCREASED?" below.

SIXTH, we determine the INCOME CREDIT which varies by feature as outlined in the table below and is an amount equal to a percentage ("Income Credit Percentage") of the Income Credit Base, on each Benefit Year anniversary. If you elected MarketLock Income Plus and you take withdrawals in a Benefit Year that are less than or equal to the Maximum Annual Withdrawal Amount, the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Income Base, prior to determining the Income Base for the next Benefit Year. If you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit is equal to zero. If you elected MarketLock For Life Plus, the Income Credit may only be added to the Income Base if no withdrawals are taken in a Benefit Year.

------------------------------------------------------------------------
       FEATURE                     INCOME CREDIT PERCENTAGE
------------------------------------------------------------------------
  MarketLock Income      6% (reduced for withdrawals up to the Maximum
    Plus (contracts                Annual Withdrawal Amount)
  issued on or after
        5/1/09)
------------------------------------------------------------------------
  MarketLock Income      7% (reduced for withdrawals up to the Maximum
         Plus                      Annual Withdrawal Amount)
   (contracts issued
  between 5/1/08 and
       4/30/09)
------------------------------------------------------------------------
    MarketLock For          6% (0% in years withdrawals are taken)
       Life Plus
   (contracts issued
      on or after
        5/1/09)
------------------------------------------------------------------------
    MarketLock For          7% (0% in years withdrawals are taken)
     Life Plus +7%
        Option
------------------------------------------------------------------------
    MarketLock For          6% (0% in years withdrawals are taken)
    Life +6% Option
------------------------------------------------------------------------


SEVENTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year following the Effective Date without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above.

FINALLY, we determine the EXCESS WITHDRAWALS which are withdrawals in excess of the Maximum Annual Withdrawal Amount. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn.

How can the Income Base and Income Credit Base be increased?

On each Benefit Year anniversary during an Income Base Evaluation Period, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit.

Maximum Anniversary Value equals the highest Anniversary Value on any Benefit Year anniversary occurring during an Income Base Evaluation Period. On each Benefit Year anniversary during an Income Base Evaluation Period, the Income Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than (a), (b), and (c), where:

     (a) is the cumulative Eligible Purchase Payments; and

     (b) is the current Income Base, increased by the Income Credit, if any; and

     (c) is all previous Anniversary Values during any Income Base Evaluation Period.

On each Benefit Year anniversary during the Income Credit Period, we determine the amount to which the Income Credit Base and/or the Income Base could increase. The components used to determine this amount are:

     (a) the Income Base calculated based on the maximum Anniversary Value; and

     (b) the current Income Base plus the Income Credit.

If (a) is greater than or equal to (b), the Income Credit Base and the Income Base are increased to the current Anniversary Value. If (b) is greater than (a), the Income Base is increased by the Income Credit and the Income Credit Base remains unchanged.

INCREASES TO YOUR INCOME BASE AND INCOME CREDIT BASE OCCUR ON BENEFIT YEAR ANNIVERSARIES AS DESCRIBED ABOVE. HOWEVER, ELIGIBLE PURCHASE PAYMENTS CAN INCREASE YOUR INCOME BASE AND INCOME CREDIT BASE AT THE TIME THEY ARE RECEIVED. YOUR INCOME BASE AND INCOME CREDIT BASE WILL NOT INCREASE EVEN IF YOUR CONTRACT VALUE ON DAYS OTHER THAN THE DAYS IN WHICH WE CONSIDER THE HIGHEST ANNIVERSARY VALUE WAS HIGHER.

The Income Credit Base is increased each time subsequent Eligible Purchase Payments are made. The Income Credit Base also increases when the Income Base is increased as a result of a maximum Anniversary Value being achieved that is greater than both the current Income Base and all previous maximum Anniversary Values. The Income Credit Base is decreased each time an Excess Withdrawal is taken, in the same proportion by which the contract value is reduced by the Excess Withdrawal. The Income Base and Income Credit Base are not used in the calculation of the contract value or any other benefits under the contract.

The Income Base and Income Credit Base are increased each time subsequent Eligible Purchase Payments are made, and adjusted each time an Excess Withdrawal is taken. Other than adjustments made for Excess Withdrawals, the Income Base and Income Credit Base can only be adjusted upwards, and subsequent lower Anniversary Values during the Income

Base Evaluation Period will not result in a lower Income Base or lower Income Credit Base.

If you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009, the Income Base can also be increased to at least the Minimum Income Base on the 12th Benefit Year anniversary PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY. If you are eligible for the Minimum Income Base, the Income Base on the 12th Benefit Year anniversary is the greater of (a) and (b), where:

     (a) is the current Income Base, or if the First and Subsequent Extensions were elected, the Income Base calculated based on the maximum Anniversary Value; and

     (b) is the Minimum Income Base.

If you have elected MarketLock Income Plus or MarketLock For Life Plus +7% Option prior to May 1, 2009, the Income Base, and if applicable, the Income Credit Base, can also be increased to at least the Minimum Income Base on the 10th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY. If you are eligible for the Minimum Income Base, the Income Base on the 10th Benefit Year anniversary is the greatest of (a), (b) and (c), where:

     (a) is the current Income Base, or if extension was elected, the Income Base calculated based on the maximum Anniversary Value; and

     (b) is the current Income Base plus the Income Credit, if applicable; and

     (c) is the Minimum Income Base.

On your 10th Benefit Year anniversary, if you are eligible for the Minimum Income Base and for MarketLock Income Plus only, if the First Extension is elected, the Income Credit Base is the greatest of (a), (b) and (c), where:

     (a) is the Income Base calculated based on the maximum Anniversary Value;
         and

     (b) is the current Income Credit Base; and

     (c) is the Minimum Income Base.

How do increases and decreases in the Income Base impact the Maximum Annual Withdrawal Amount?

INCREASES IN THE INCOME BASE
In any Benefit Year where Eligible Purchase Payments are allocated to your contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Income Base is increased on a Benefit Year anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Year anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage.

DECREASES IN THE INCOME BASE
Excess Withdrawals reduce Your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS?" below. As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previously calculated Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Income Base in that Benefit Year.

What are the effects of withdrawals on MarketLock Income Plus and MarketLock For Life Plus?

The Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary (10th Benefit Year anniversary if you elected MarketLock Income Plus or MarketLock For Life Plus +7% option prior to May 1, 2009), your Income Base, and if applicable, the Income Credit Base, is not eligible to be increased to the Minimum Income Base.

You may take withdrawals during a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount which will not reduce the Income Base or Income Credit Base, if applicable. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any contract year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in any given year.

You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce or eliminate the value of the feature. In addition, if you have elected MarketLock For Life Plus and you plan to take withdrawals in any year during the Income Credit Period, an Income Credit will not be added to your Income Base on that contract anniversary.

The impact of withdrawals and the effect on certain components of MarketLock Income Plus and MarketLock For Life Plus are further explained below:

     INCOME BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal. Since Excess Withdrawals reduce the Income Credit Base, it will result in the reduction of the amount of the Income Credit available in subsequent Benefit Years during the Income Credit Period.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS CALCULATED?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

Please remember that all withdrawals, including withdrawals taken under this feature, reduce your contract value and your death benefit and may reduce other benefits under the contract. In addition, withdrawals under this feature will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount.

What are the fees for MarketLock Income Plus and MarketLock For Life Plus?

The fee for each feature depends on whether you elect to cover one life or two lives, and when you purchased your contract, as follows:

----------------------------------------------------------------------------------------------
                                                          NUMBER OF
                                                           COVERED             ANNUALIZED
                      FEATURE                              PERSONS                 FEE
----------------------------------------------------------------------------------------------
 MarketLock Income Plus (contracts issued on or              One                  1.10%
  after 5/1/09)                                              Two                  1.35%
----------------------------------------------------------------------------------------------
 MarketLock Income Plus (contracts issued between            One                  0.95%
  5/1/08 and 4/30/09)                                        Two                  1.20%
----------------------------------------------------------------------------------------------
 MarketLock For Life Plus (contracts issued on or            One                  0.95%
  after 5/1/09)                                              Two                  1.25%
----------------------------------------------------------------------------------------------
 MarketLock For Life Plus 7%                                 One                  0.75%
  Option                                                     Two                  1.00%
----------------------------------------------------------------------------------------------
 MarketLock For Life Plus 6%                                 One                  0.65%
  Option                                                     Two                  0.90%
----------------------------------------------------------------------------------------------


The entire fee will be calculated and deducted quarterly from the portion of your contract value allocated to the Variable Portfolios, starting on the first quarter following the Effective Date and ending upon termination of the feature. Once you elect a feature, you will be assessed a non-refundable fee regardless of whether or not you take any withdrawals and/or receive any lifetime annuity income payments under the feature.

An increase in the Income Base due to an adjustment to a higher Anniversary Value, addition of an Income Credit, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee.

If your contract value falls to zero before the feature has been terminated, fees will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a contract quarter. If the feature is still in effect while your contract value is greater than zero and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in that contract quarter.

Can I extend the Income Base Evaluation Period and Income Credit Period?

MARKETLOCK INCOME PLUS
Yes, after the initial Income Base Evaluation Period and initial Income Credit Period you may elect to extend both the Income Base Evaluation Period and Income Credit Period for two additional 5 year periods (one additional 5 year period if you elected MarketLock Income Plus on or after May 1, 2009), as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension and Second Extension").

After election of the First Extension and Second Extension, if applicable, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend only the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").

If your contract was issued on or after May 1, 2009 and you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91(st) birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").

Prior to the end of the initial Income Base Evaluation Period and initial Income Credit Period and prior to the end of each Evaluation Period, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form prior to the end of each evaluation period you extend. If you elect to extend the evaluation period(s), you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above will not increase by more than 0.25% at the time of First Extension.

If you do not elect the First Extension and the Second Extension, if applicable, Subsequent Extensions are no longer available for election and the Income Base and Income Credit Base, if applicable, will not be adjusted for higher Anniversary Values or Income Credits on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. If you have not taken any withdrawals prior to the 12th Benefit Year anniversary (10th Benefit Year anniversary if elected on or after May 1, 2009), your Income Base will be eligible to be increased to the Minimum Income Base even if you have not elected the First Extension.

MARKETLOCK FOR LIFE PLUS
Depending on when your contract was issued, you may be able to extend the initial Income Base Evaluation Period and the initial Income Credit Period.

IF YOUR CONTRACT WAS ISSUED BETWEEN MAY 1, 2008 AND APRIL 30, 2009, there is an option to extend only the Income Base Evaluation Period as long as the feature is in effect and the age of the Covered Person or younger of two Covered Persons is age 85 or younger at the time of extension. If you elect to extend the Income Base Evaluation Period, the Income Base can continue to be adjusted upward as described above on each anniversary during the new Income Base Evaluation Period which is a period of 5 years. However, you may not elect to extend the Income Credit period beyond the initial 10 years.

Prior to the end of the initial Income Base Evaluation Period and prior to the end of each evaluation period you elect to extend, we will notify you of the terms of the next extension in writing. We will provide you with an extension election form prior to the end of each evaluation period you extend. If you elect to extend the evaluation period(s), you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature.

If you do not contact us at the end of each Income Base Evaluation Period to extend the Income Base Evaluation Period, an extension will no longer be available and the Income Base will not be adjusted for higher Anniversary Values on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future.

IF YOUR CONTRACT WAS ISSUED ON OR AFTER MAY 1, 2009, you may elect to extend both the Income Base Evaluation Period and Income Credit Period for an additional 5 year period after the end of the initial Income Base Evaluation Period and initial Income Credit Period, as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension").

After election of the First Extension, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend only the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").

If you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91st birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").

Prior to the end of the initial Income Base Evaluation Period and initial Income Credit Period, and prior to the end of each Income Base Evaluation Period you elect to extend thereafter, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form at least 60 days prior to the end of each evaluation period. If you elect to extend the evaluation period(s), you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us no later than the end of the current evaluation period.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above, will not increase by more than 0.25% at the time of First Extension.

If you do not elect the First Extension, Subsequent Extensions are not available for election and the Income Base will not be adjusted for higher Anniversary Values on subsequent Benefit Year anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. If you have not taken any withdrawals prior to the 12th Benefit Year anniversary, your Income Base will be eligible to be increased to the Minimum Income Base even if you have not elected the First Extension.

PLEASE SEE ADDITIONAL IMPORTANT INFORMATION APPLICABLE TO MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE BELOW FOR MORE INFORMATION REGARDING THESE LIVING BENEFITS.

MARKETLOCK FOR LIFE

When and how may I elect MarketLock For Life?

You may elect MarketLock For Life at the time of contract issue (the "Effective Date"). You cannot elect this feature if you elect any other optional living benefit. You may elect to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under MarketLock For Life as the "Covered Person(s)." There are age parameters applicable to this feature which determine whether you can elect the feature and who can qualify as a Covered Person. If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitants. The tables below provide the age requirement for electing this feature depending on the type of contract you purchase and the number of Covered Persons.

IF YOU ELECT ONE COVERED PERSON:

------------------------------------------------------------------------------------
                                                        COVERED PERSON
                                           -----------------------------------------
                                               MINIMUM AGE         MAXIMUM AGE(1)
------------------------------------------------------------------------------------
                One Owner                          45                    80
------------------------------------------------------------------------------------
              Joint Owners
  (based on the age of the older Owner)            45                    80
------------------------------------------------------------------------------------


IF YOU ELECT TWO COVERED PERSONS:

----------------------------------------------------------------------------------------
                              COVERED PERSON #1                 COVERED PERSON #2
                       -----------------------------------------------------------------
                        MINIMUM AGE     MAXIMUM AGE(1)    MINIMUM AGE     MAXIMUM AGE(1)
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
    Joint Owners             45               80               45               85
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
   One Owner with            45               80               45             N/A(2)
 Spousal Beneficiary
----------------------------------------------------------------------------------------
     QUALIFIED:
   One Owner with            45               80               45             N/A(2)
 Spousal Beneficiary
----------------------------------------------------------------------------------------


(1) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

(2) Not applicable because feature availability is based on the younger Covered Person. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

How does MarketLock For Life work?

MarketLock For Life locks in the highest contract anniversary value in determining the Income Base. The Income Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which may be taken in a series of withdrawals. A new Income Base is automatically locked in on each Benefit Year anniversary during the Income Base Evaluation Period (initially, the first 5 years) following the Effective Date.

You may elect to extend the Income Base Evaluation Period for additional periods. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD BEYOND 5 YEARS?" BELOW.

What determines the Maximum Annual Withdrawal Percentage?

The Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year without decreasing your Income Base. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the table below.

ONE COVERED PERSON

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:

------------------------------------------------------------------------
                                                       MAXIMUM ANNUAL
           AGE OF THE COVERED PERSON AT                  WITHDRAWAL
             TIME OF FIRST WITHDRAWAL                    PERCENTAGE
------------------------------------------------------------------------
    At least age 45 but prior to 65th birthday        4% of Income Base
------------------------------------------------------------------------
    At least age 65 but prior to 76th birthday        5% of Income Base
------------------------------------------------------------------------
             On or after 76th birthday                6% of Income Base
------------------------------------------------------------------------


TWO COVERED PERSONS

If the feature is elected to cover two lives, the following is applicable:

------------------------------------------------------------------------
  AGE OF THE YOUNGER COVERED PERSON OR SURVIVING       MAXIMUM ANNUAL
                 COVERED PERSON AT                       WITHDRAWAL
             TIME OF FIRST WITHDRAWAL                    PERCENTAGE
------------------------------------------------------------------------
    At least age 45 but prior to 65th birthday        4% of Income Base
------------------------------------------------------------------------
    At least age 65 but prior to 76th birthday      4.75% of Income Base
------------------------------------------------------------------------
             On or after 76th birthday              5.75% of Income Base
------------------------------------------------------------------------


Are there investment requirements if I elect MarketLock For Life?

As long as you have not elected to cancel the feature, we require that you allocate your investments in accordance with the investment requirements listed below.

INVESTMENT REQUIREMENTS

You may comply with investment requirements by allocating your investments in one of four ways or if using a DCA Fixed Account or a DCA Program, by indicating your target allocations, in one of four ways:

     1. 100% in the Cash Management Variable Portfolio; or

     2. 100% in either Polaris Portfolio Allocator Model 1, 2 or 3; or

     3. 100% in one or a combination of the following balanced Variable
        Portfolios:

        American Funds Asset Allocation SAST
        Asset Allocation
        Balanced
        Franklin Income Securities Fund
        MFS Total Return; or

     4. In accordance with the requirements outlined in the table below:

--------------------------------------------------------------------------------------
   INVESTMENT        INVESTMENT                     VARIABLE PORTFOLIOS
     GROUP          REQUIREMENT                    AND/OR FIXED ACCOUNTS
---------------- ----------------- ---------------------------------------------------
 A. Bond, Cash      Minimum 30%     Cash Management
    and Fixed       Maximum 100%    Corporate Bond
    Accounts                        Global Bond
                                    Government and Quality Bond
                                    Real Return
                                    Total Return Bond

                                    DCA FIXED ACCOUNTS+
                                    6-Month DCA
                                    1-Year DCA
                                    2-Year DCA
---------------- ----------------- ---------------------------------------------------

 B. Equity           Minimum 0%     Aggressive Growth
    Maximum         Maximum 70%     Alliance Growth
                                    American Funds Asset Allocation SAST
                                    American Funds Global Growth SAST
                                    American Funds Growth SAST
                                    American Funds Growth-Income SAST
                                    Asset Allocation
                                    Balanced
                                    Blue Chip Growth
                                    Capital Appreciation
                                    Davis Venture Value
                                    "Dogs" of Wall Street
                                    Equity Opportunities
                                    Foreign Value
                                    Franklin Income Securities Fund
                                    Franklin Templeton VIP Founding
                                      Funds Allocation Fund
                                    Fundamental Growth
                                    Global Equities
                                    Growth
                                    Growth-Income
                                    High-Yield Bond
                                    International Diversified Equities
                                    International Growth & Income
                                    Invesco Van Kampen V.I. Capital
                                      Growth Fund, Series II Shares
                                    Invesco Van Kampen V.I. Comstock
                                      Fund, Series II Shares
                                    Invesco Van Kampen V.I. Growth and
                                      Income Fund, Series II Shares
                                    Lord Abbett Growth and Income
                                    Marsico Focused Growth
                                    MFS Massachusetts Investors Trust
                                    MFS Total Return
                                    Small & Mid Cap Value
                                    Telecom Utility
---------------- ----------------- ---------------------------------------------------
 C. Limited          Minimum 0%     Capital Growth
    Equity          Maximum 10%     Emerging Markets
                                    Growth Opportunities
                                    Mid-Cap Growth
                                    Natural Resources
                                    Real Estate
                                    Small Company Value
                                    Technology
---------------- ----------------- ---------------------------------------------------



 + You may use a DCA Fixed Account to invest your target allocations in accordance with the investment requirements.

Your allocation instructions accompanying any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, in order for your application or subsequent Purchase Payment(s) allocation instructions to be considered in Good Order. We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's allocations going outside these requirements. Quarterly rebalancing will ensure that your allocations will continue to comply with the investment requirements for this feature.

We will initiate rebalancing in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file, after any transfer you initiate, or any withdrawal you initiate. Because automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs, if you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or 1-year Fixed Account, if available, resulting from your transfer ("Default Rebalancing Instructions"). If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center. PLEASE SEE AUTOMATIC ASSET REBALANCING PROGRAM ABOVE.

The investment requirements may reduce the need to rely on the guarantees provided by this Living Benefit because they allocate your investment across asset classes and potentially limit market volatility. As a result, you may have better or worse investment returns by allocating your investments more aggressively. We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent Variable Portfolios and/or Fixed Accounts are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations.

How are the components for MarketLock for Life calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include:

     1. 100% of Purchase Payments received during the first contract year; and

     2. Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Purchase Payments received in year 1. This means that if you made a $100,000 Purchase Payment in year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments.

Any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any Payment Enhancements, if applicable, and spousal continuation contributions, if applicable; however, Payment Enhancements, if applicable, and continuation contributions, if applicable are included in the calculation of Anniversary Value, as defined below. PLEASE SEE SPOUSAL CONTINUATION BELOW. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

SECOND, we consider the INCOME BASE EVALUATION PERIOD. The Income Base Evaluation Period is the period of time over which we will consider Anniversary Values. The Income Base Evaluation Period begins on the Effective Date and ends 5 years later. At the end of the Income Base Evaluation Period, you may contact us to extend the Income Base Evaluation Period. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD BEYOND 5 YEARS?" BELOW.

THIRD, we determine the ANNIVERSARY VALUE which equals your contract value on any contract anniversary during the Income Base Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. Each year following the Effective Date is a Benefit Year. Only on each Benefit Year anniversary do we determine if the Income Base should be increased based on cumulative Eligible Purchase Payments or the highest Anniversary Value. The calculation and components of this determination are detailed below.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year following the Effective Date without reducing the Income Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above.

FINALLY, we determine the EXCESS WITHDRAWALS which are withdrawals in excess of the Maximum Annual Withdrawal Amount. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn.

How can the Income Base be increased?

On each Benefit Year anniversary during an Income Base Evaluation Period, we determine if the Income Base should be increased based on the maximum Anniversary Value.

Maximum Anniversary Value equals the highest Anniversary Value on any Benefit Year anniversary occurring during an Income Base Evaluation Period. On each Benefit Year anniversary during an Income Base Evaluation Period, the Income Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than (a), (b), and (c), where:

     (a) is the cumulative Eligible Purchase Payments; and

     (b) is the current Income Base; and

     (c) is all previous Anniversary Values during any Income Base Evaluation Period.

INCREASES TO YOUR INCOME BASE OCCUR ON BENEFIT YEAR ANNIVERSARIES AS DESCRIBED ABOVE. HOWEVER, ELIGIBLE PURCHASE PAYMENTS CAN INCREASE YOUR INCOME BASE AT THE TIME THEY ARE RECEIVED. YOUR INCOME BASE WILL NOT INCREASE EVEN IF YOUR CONTRACT VALUE ON DAYS OTHER THAN THE DAYS IN WHICH WE CONSIDER THE HIGHEST ANNIVERSARY VALUE WAS HIGHER.

What is the fee for MarketLock For Life?

The fee for MarketLock For Life depends on whether you elect to cover one life or two lives. The fee is as follows:

--------------------------------------------------------
   ALL YEARS IN WHICH THE
    FEATURE IS IN EFFECT            ANNUALIZED FEE
--------------------------------------------------------
 For One Covered Person          0.70% of Income Base
--------------------------------------------------------
 For Two Covered Persons         0.95% of Income Base
--------------------------------------------------------


The entire fee will be calculated and deducted quarterly from the portion of your contract value allocated to the Variable Portfolios, starting on the first quarter following the Effective Date and ending upon termination of the Benefit.

An increase in the Income Base due to an adjustment to a higher Anniversary Value, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. The fee of the feature may change at the time of extension and may be different than when you initially elected the feature.

If your contract value falls to zero before the feature has been terminated, fees will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract before the end of a contract quarter. If the feature is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the prior fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in a contract quarter.

What are the effects of withdrawals on MarketLock For Life?

The Maximum Annual Withdrawal Amount and the Income Base may change over time as a result of the timing and amount of withdrawals.

Withdrawals during a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.

You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce the value of or terminate the feature.

The impact of withdrawals and the effect on each component of MarketLock For Life are further explained below:

     INCOME BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base will be reduced for those withdrawals.

     For each Excess Withdrawal taken, the Income Base is reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base could be more than a dollar-for-dollar reduction.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK FOR LIFE CALCULATED?").

If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount will be available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

All withdrawals, including withdrawals taken under this feature, reduce your contract value and your death benefit and may impact other provisions of your contract. In addition, withdrawals under this feature will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND EXPENSES BELOW.

Can I extend the Income Base Evaluation Period beyond 5 years?

After the initial Income Base Evaluation Period, you may elect to extend the Income Base Evaluation Period for an additional 5 year period, as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension").

After election of the First Extension, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").

If you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91st birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").

Prior to the end of each Income Base Evaluation Period you elect to extend, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form at least 60 days prior to the end of each Income Base Evaluation Period. If you elect to extend the feature, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us no later than the end of the current Income Base Evaluation Period.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above, will not increase by more than 0.25% at the time of First Extension.

If you do not elect the First Extension, Subsequent Extensions are no longer available for election and the Income Base will not be adjusted for higher Anniversary Values on subsequent Benefit Year Anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. We also reserve the right to modify MarketLock For Life at the time of extension for existing contracts as indicated above.

PLEASE SEE ADDITIONAL IMPORTANT INFORMATION APPLICABLE TO MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE BELOW FOR MORE INFORMATION REGARDING THESE LIVING BENEFITS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     ADDITIONAL IMPORTANT INFORMATION ABOUT
                       MARKETLOCK INCOME PLUS, MARKETLOCK
                      FOR LIFE PLUS AND MARKETLOCK FOR LIFE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following provides additional information applicable to these optional living benefits ("Living Benefits").

What happens if the contract value is reduced to zero?

All withdrawals from the contract, including withdrawals under this feature, will reduce your contract value. Unfavorable investment experience may also reduce your contract value. If the contract value is reduced to zero but the Income Base is greater than zero, we will continue to pay guaranteed payments under the terms of this feature over the lifetime of the Covered Person(s); however, the Income Base is no longer eligible to be increased.

However, for MarketLock Income Plus and MarketLock For Life Plus, if at any time an Excess Withdrawal reduces your contract value to zero, no further benefits will remain under this feature and your contract along with this feature will terminate. An Income Credit is not available if the contract value is reduced to zero, even if a benefit remains payable.

If the contract value is reduced to zero, the contract's other benefits will be terminated. You may no longer make subsequent Purchase Payments or transfers, and no death benefit or future annuity income payments are available. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero and eliminate any other benefits of the contract.

When the contract value equals zero but a benefit remains payable, to receive any remaining benefit, you must select one of the following options for payment:

     1. The current Maximum Annual Withdrawal Amount, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     2. Any payment option mutually agreeable between you and us.

If you do not select a payment option above, the remaining benefit will be paid as the current Maximum Annual Withdrawal Amount based on the Maximum Annual Withdrawal Percentage in the table above divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Any amounts that we may pay under the feature in excess of your contract value are subject to the Company's financial strength and claims-paying ability.

What happens to my Living Benefit upon a spousal continuation?

If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:

     1. Make a death claim if the contract value is greater than zero which terminates the Living Benefit and the contract; or

     2. Continue the contract if the contract value is greater than zero, without the Living Benefit and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or

     2. Continue the contract with the Living Benefit and its corresponding fee.

The components of the feature in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the feature based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken.

If spousal continuation occurs during the Income Base Evaluation Period and/or Income Credit Period, if applicable, the Continuing Spouse will continue to receive any increases to the Income Base during the remaining Income Base Evaluation Period and/or Income Credit Period, if applicable.

If you have elected MarketLock Income Plus or MarketLock For Life Plus, on or after May 1, 2009, the Continuing Spouse is eligible to receive the Minimum Income Base if no withdrawals have been taken during the first 12 Benefit Years following the Effective Date. PLEASE SEE "IS THERE AN ADDITIONAL GUARANTEE IF I DO NOT TAKE WITHDRAWALS FOR 12 YEARS?"

If you have elected MarketLock Income Plus or MarketLock For Life Plus +7% option prior to May 1, 2009, the Continuing Spouse is eligible to receive the Minimum Income Base if no withdrawals have been taken during the first 10 Benefit Years following the Effective Date. Please see "IS THERE AN ADDITIONAL GUARANTEE IF I DELAY TAKING WITHDRAWALS?"

For all Living Benefits, the Continuing Spouse will be eligible to elect to extend the Income Base Evaluation Period and the Income Credit Period, if applicable, upon the expiration of the applicable period. Please see "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD?" above.

Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?

No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit.

What happens to my Living Benefit upon the Latest Annuity Date?

If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you must select one of the following annuity income options:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the Latest Annuity Date, we may annuitize the contract value in accordance with Annuity Income Option 3, as described in ANNUITY INCOME OPTIONS below. At that point, the Accumulation Phase of your contract ends and the Income Phase begins.

Can I elect to cancel my Living Benefit?

The Living Benefit may be cancelled by you on the 5th Benefit Year anniversary, the 10th Benefit Year anniversary, or any Benefit Year anniversary after the 10th Benefit Year anniversary. Once you elect to cancel the Living Benefit feature, you will no longer be charged a fee after the cancellation is effective and the guarantees under the benefit are terminated. In addition, the investment requirements for Living Benefit will no longer apply to your contract. You may not extend the Income Base Evaluation Period or Income Credit Period, if applicable, and you may not re-elect or reinstate the Living Benefit after cancellation.

If there are two Covered Persons and upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on the 5th Benefit Year anniversary, the 10th Benefit Year anniversary, or any Benefit Year anniversary after the 10th Benefit Year anniversary following the death of the first Covered Person. Once the surviving Covered Person elects to cancel the feature, the fee will no longer be charged and the guarantees under the benefit will be terminated. In addition, the investment requirements for the Living Benefit will no longer apply to the contract. The surviving Covered Person may not extend the Income Base Evaluation Period or Income Credit Period, if applicable, and may no longer re-elect or reinstate the Living Benefit after cancellation.

Are there circumstances under which my Living Benefit will automatically terminate?

The Living Benefit automatically terminates upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Termination or surrender of the contract; or

     3. A death benefit is paid and the contract is terminated; or

     4. Excess Withdrawals reduce the contract value to zero; or

     5. Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Person; or

     6. A change that removes all Covered Persons from the contract except as noted below and under "ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS FOR TWO COVERED PERSONS, IF ELECTED, TERMINATE FOR ONE OF THE COVERED PERSONS?"

If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?

Under any of the following circumstances, the Living Benefit will provide a guarantee for one Covered Person and not the lifetime of the other Covered
Person:

     1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or

     2. The original spousal joint Owners or spousal beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.

Under these circumstances, the fee for the Living Benefit based on two Covered Persons remains unchanged and the guaranteed withdrawals are payable for one Covered Person only. However, the remaining Covered Person may choose to terminate the Living Benefit as described under "CAN I ELECT TO CANCEL MY LIVING BENEFIT?" above.

Any amounts that we may pay under the feature in excess of your contract value are subject to the Company's financial strength and claims-paying ability.

WE ALSO RESERVE THE RIGHT TO MODIFY THE LIVING BENEFITS AT THE TIME OF EXTENSION FOR EXISTING CONTRACTS AS INDICATED ABOVE.

MARKETLOCK AND MARKETLOCK FOR TWO

MarketLock and MarketLock For Two are optional guaranteed minimum withdrawal benefits that guarantee an income stream based on Purchase Payments made during the first two contract years and only guarantee lifetime withdrawals in the manner described below. These features may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or tax-qualified plans.

WITHDRAWALS UNDER THE FEATURES ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF CALCULATING TAXABLE INCOME, DEDUCTING APPLICABLE WITHDRAWAL CHARGES, AND REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

MARKETLOCK
For contracts issued prior to May 1, 2006, MarketLock guarantees the Maximum Anniversary Value (MAV) can be taken during the first 10 years of the contract through a series of withdrawals. In addition, for contracts issued on or after May 1, 2006, if the owner begins withdrawals after age 65, the withdrawal amount is guaranteed to last for life.

MARKETLOCK SUMMARY TABLE:

-----------------------------------------------------------------------
                          MAXIMUM                           MAXIMUM
                           ANNUAL                            ANNUAL
                         WITHDRAWAL    INITIAL MINIMUM     WITHDRAWAL
                        PERCENTAGE*       WITHDRAWAL     PERCENTAGE IF
    TIME OF FIRST       PRIOR TO ANY   PERIOD PRIOR TO    EXTENSION IS
     WITHDRAWAL          EXTENSION      ANY EXTENSION       ELECTED
-----------------------------------------------------------------------
 Before 5th Benefit          5%            20 years            5%
  Year anniversary
-----------------------------------------------------------------------
 On or after 5th             7%          14.28 years           7%
  Benefit Year
  anniversary
-----------------------------------------------------------------------
 On or after 10th           10%            10 years            7%
  Benefit Year
  anniversary
-----------------------------------------------------------------------
 On or after 20th           10%            10 years           10%
  Benefit Year
  anniversary
-----------------------------------------------------------------------
 On or after the             5%          Life of the           5%
  older contract                        older contract
  owner's 65th                              owner
  birthday**
-----------------------------------------------------------------------


* For the purposes of complying with the Maximum Annual Withdrawal Percentage, the amount of the withdrawal would include any charges applicable to the withdrawal. If you are taking required minimum distributions ("RMD") from the contract, and the portion of a RMD amount based on this contract only is greater than the Maximum Annual Withdrawal Amount, that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of an RMD withdrawal that is based on amounts greater than this contract alone will be considered an excess withdrawal. This will result in cancellation of the lifetime withdrawals and may further reduce your Maximum Annual Withdrawal Amount, MAV Benefit Base, and remaining Minimum Withdrawal Period. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the Systematic Withdrawal Program administered by our Annuity Service Center. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. Please see "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?" below.

** For contracts issued on or after May 1, 2006, lifetime withdrawals are available so long as your first withdrawal is taken on or after age 65 and withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year (other than for RMD amounts for this contract that are greater than the Maximum Annual Withdrawal Amount), lifetime withdrawals are no longer available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

MARKETLOCK FOR TWO SUMMARY TABLE:

------------------------------------------------------------------------
                                                       MAXIMUM ANNUAL
             AGE OF THE YOUNGER SPOUSE                   WITHDRAWAL
            AT TIME OF FIRST WITHDRAWAL                  PERCENTAGE*
------------------------------------------------------------------------
    At least age 55 but prior to 63rd birthday               4%
------------------------------------------------------------------------
    At least age 63 but prior to 76th birthday               5%
------------------------------------------------------------------------
             On or after 76th birthday                       6%
------------------------------------------------------------------------


* If you are taking required minimum distributions ("RMD") from the contract, and the portion of a RMD amount based on this contract is greater than the Maximum Annual Withdrawal Amount (defined below), that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of an RMD withdrawal that is based on amounts other than this contract will not be considered a RMD from this contract. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK AND MARKETLOCK FOR TWO?" below.

How are the components for MarketLock and MarketLock For Two calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date, adjusted for any withdrawals during that period. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any Payment Enhancements, if applicable, and/or spousal continuation contributions, if applicable; however, Payment Enhancements, if applicable, and/or spousal continuation contributions are included in the calculation of Anniversary Values, as defined below. Eligible Purchase Payments are limited to $1.5 million without prior Company approval.

SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base equals the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any withdrawals (Excess Withdrawals for MarketLock For Two) of contract value are taken. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals (Excess Withdrawals for MarketLock For Two), the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year under the features and is an amount calculated by multiplying the current MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If the MAV Benefit Base is increased for Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payment by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

FINALLY, for MarketLock only, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin and is recalculated when the MAV Benefit Base is adjusted to a higher Anniversary Value by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals.

Can I extend the MAV Evaluation Period beyond 10 years?

Yes, the MAV Evaluation Period may be extended as long as the Benefit is still in effect and the older owner (younger spouse for MarketLock For Two) is age 85 or younger at the time extension is elected. We guarantee that you will be given the opportunity to extend the MAV Evaluation Period under these conditions for at least one additional evaluation period of 10 years. IN ORDER TO EXTEND THE MAV EVALUATION PERIOD, YOU MUST CONTACT US NO LATER THAN 60 DAYS AFTER THE END OF THE MAV EVALUATION PERIOD. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Please see "HOW ARE THE COMPONENTS OF MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?" above. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee (and Maximum Annual Withdrawal Percentage for MarketLock), will change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. We will notify you in writing of the terms of the extension at least 30 days prior to the end of the MAV Evaluation Period. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals, (Excess Withdrawals for MarketLock For Two). You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

What are the fees for MarketLock and MarketLock For Two?

The annualized fee for MarketLock is calculated as 0.65% of the MAV Benefit Base for all years in which the feature is in effect. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension. The entire fee will be calculated and deducted quarterly from the portion of your contract value allocated to the Variable Portfolios, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

The annualized fee for MarketLock For Two for all years in which the feature is in effect, is calculated as 0.40% of the MAV Benefit Base prior to any withdrawal being taken and 0.80% of the MAV Benefit Base after the first withdrawal is taken assessed at the end of the quarter in which the first withdrawal is taken. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension.

An increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current Anniversary Value is greater than both the current and any previous Anniversary Values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

What are the effects of withdrawals on MarketLock and MarketLock For Two?

MARKETLOCK
The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

In addition, for contracts issued on or after May 1, 2006, if you elect to begin withdrawals prior to your 65th birthday (if jointly owned, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older owner's 65th birthday if jointly owned) and wish to receive lifetime withdrawals, you must withdraw no more than the Maximum Annual Withdrawal Amount which is calculated as 5% of the MAV Benefit Base. Lifetime withdrawals do not change unless the MAV Benefit Base increases due to additional Eligible Purchase Payments or a MAV Benefit Base step-up anniversary. If the amount of withdrawals, at any time, exceeds 5% of the MAV Benefit Base in a Benefit Year, you will not receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the MarketLock Summary Table and under "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?" above, based on when you took your first withdrawal and adjusted for withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the contract value prior to the Excess Withdrawal, as described below. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the MAV Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount. The impact of withdrawals and the effect on each component of MarketLock are further explained below:

     MAV BENEFIT BASE:  Withdrawals reduce the MAV Benefit Base as follows:

     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal;

     (2) Excess Withdrawals reduce the MAV Benefit Base as follows:

          If total withdrawals during the Benefit Year, including the current withdrawal, exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is reduced to the lesser of (a) or (b), where:

          (a) is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the Excess Withdrawal, or;

          (b) is the MAV Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount will not change for the next Benefit Year unless your MAV Benefit Base is adjusted upward. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. On that contract anniversary, the new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.

     MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the table below.

------------------------------------------------------------------------
THE AMOUNT WITHDRAWN
  IN A BENEFIT YEAR           EFFECT ON MINIMUM WITHDRAWAL PERIOD
------------------------------------------------------------------------
  Amounts up to the     New Minimum Withdrawal Period = the MAV Benefit
   Maximum Annual      Base (which includes a deduction for any previous
  Withdrawal Amount   withdrawal), divided by the current Maximum Annual
                                       Withdrawal Amount
------------------------------------------------------------------------
Amounts in excess of      New Minimum Withdrawal Period = the Minimum
  the Maximum Annual      Withdrawal Period as of the prior contract
   Withdrawal Amount              anniversary minus one year
------------------------------------------------------------------------

MARKETLOCK FOR TWO
Any withdrawals in a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount, do not reduce the MAV Benefit Base. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Excess Withdrawals also result in a reduction to your Maximum Annual Withdrawal Amount because it is recalculated after each Excess Withdrawal by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. In addition, if in any year an Excess Withdrawal reduces the contract value to zero, MarketLock For Two is terminated and you will not continue to receive withdrawals over your and your spouse's lifetime. The impact of withdrawals and the effect on each component of MarketLock For Two are further explained below:

     MAV BENEFIT BASE: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is not reduced for those withdrawals. Excess Withdrawals as described above reduce the MAV Benefit Base as follows:

     For each Excess Withdrawal taken, the MAV Benefit Base is reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the MAV Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your MAV Benefit Base is adjusted upward (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. This newly recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount.

What happens if my contract value is reduced to zero?

MARKETLOCK
If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. Further, for contracts issued on or after May 1, 2006, if you are eligible to take lifetime withdrawals, a Benefit is still payable even if the contract value and MAV Benefit Base both equal zero. However, the contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

When the contract value equals zero, to receive any remaining Benefit, you must select one of the following income options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until either: (a) the time at which the Minimum Withdrawal Period equals zero, or (b) for contracts issued on or after May 1, 2006, if receiving lifetime withdrawals, the date of death of the older contract owner; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. Any payment option mutually agreeable between you and us.

MARKETLOCK FOR TWO
If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable over your lifetime and the lifetime of your spouse. However, if is taken, your contract value is reduced due to an Excess Withdrawal, no Benefit remains.

The contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuity payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero eliminating any other benefits of the contract.

Except as described above, when the contract value equals zero, to receive any remaining benefit, you may select one of the following income options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. Any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis until the date of death of the surviving spouse.

What happens to MarketLock and MarketLock For Two upon a spousal continuation?

MARKETLOCK
A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, for contracts issued on or after May 1, 2006, lifetime withdrawals or the option to receive lifetime withdrawals will cease upon death of the older owner. Excluding the lifetime option, a younger Continuing Spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock Summary Table above based on when the first withdrawal was taken and adjusted for any withdrawals already taken. In the event of the death of the younger spouse, the older spousal beneficiary may continue to receive lifetime withdrawals because they are based on the older owner's life.

If the contract owner elected MarketLock and dies during the MAV Evaluation Period and the spousal beneficiary continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any spousal continuation contribution is included in the calculation of the Anniversary Value. Additionally, the Continuing Spouse may extend the MAV Evaluation Period an additional period of 10 years provided that
(1) the original owner did not previously extend the MAV Evaluation Period and
(2) the Continuing Spouse is age 85 or younger at the time they extend the MAV Evaluation Period. Payment Enhancements and spousal continuation contributions are not considered to be Eligible Purchase Payments. However, Payment Enhancements and spousal continuation contributions are included in the Anniversary Values for the purpose of determining the MAV Benefit Base during the MAV Evaluation Period.

MARKETLOCK FOR TWO
The components of the feature will not change as a result of a spousal continuation. A Continuing Spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock For Two Summary Table above based on the age of the younger spouse when the first withdrawal was taken and based on the MAV Benefit Base at the time of spousal continuation. Alternatively, if contract value is greater than zero, a Continuing Spouse may make a death claim under the death provisions of the contract and terminate the contract and the MarketLock For Two feature.

If spousal continuation occurs during the MAV Evaluation Period, the Continuing Spouse will continue to receive any upward adjustments due to market gains to the MAV Benefit Base during the period and any spousal continuation contribution is included in the Anniversary Value. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. In addition, the Continuing Spouse will be eligible to extend the MAV Evaluation Period upon the expiration of the initial period. Please see "CAN I EXTEND THE MAV EVALUATION PERIOD BEYOND 10 YEARS?" above.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under MarketLock upon my death?

For contracts issued on or after May 1, 2006, upon the death of the older contract owner, lifetime withdrawals will no longer be available.

If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The other components of the feature will not change. However, the contract and its other benefits will be terminated.

Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock For Two upon the death of the second spouse?

No. Upon the death of both spouses, if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death provisions of the contract, which terminates MarketLock For Two.

What happens to MarketLock and MarketLock For Two upon the Latest Annuity Date?

Upon election of any of the options described below, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.

MARKETLOCK
If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. For contracts issued on or after May 1, 2006, if eligible for lifetime withdrawals, even if the MAV Benefit Base equals zero, elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a monthly, quarterly, semi- annual or annual frequency as selected by you, until your death; or

     3. Elect to receive your remaining MAV Benefit Base on the Latest Annuity Date paid over the Minimum Withdrawal Period with payments equal to the current Maximum Annual Withdrawal Amount. If withdrawals have not started, your Maximum Annual Withdrawal Amount and Minimum Withdrawal Period will be calculated based on the applicable Maximum Annual Withdrawal Percentage; or

     4. Any payment option mutually agreeable between you and us.

MARKETLOCK FOR TWO
If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse, if eligible for lifetime withdrawals, even if the MAV Benefit Base is zero; or

     3. Any payment option mutually agreeable between you and us.

Can MarketLock and MarketLock For Two be cancelled?

MarketLock and MarketLock For Two may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once the feature is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not re-elect the feature after cancellation.

Are there circumstances under which MarketLock and MarketLock For Two will automatically terminate?

MARKETLOCK
MarketLock automatically terminates upon the occurrence of one of the following:

     1. The Minimum Withdrawal Period has been reduced to zero unless, for contracts issued on or after May 1, 2006, conditions for lifetime withdrawals are met; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid.

     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

For contracts issued on or after May 1, 2006, lifetime withdrawals will not be available in the event of:

     1. An ownership change which results in a change of the older owner;* or

     2. Withdrawals prior to the 65th birthday of the older owner; or

     3. Death of the older owner; or

     4. A Spousal Continuation (upon the death of the older owner); or

     5. A withdrawal in excess of 5% of MAV Benefit Base.**

* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** If a required minimum distribution withdrawal for this contract exceeds the Maximum Annual Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated.

MARKETLOCK FOR TWO
MarketLock For Two automatically terminates upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Full surrender of the contract; or

     3. A death benefit is paid and the contract is not continued by the spouse; or

     4. Excess Withdrawals that reduce the contract value to zero which then reduces the MAV Benefit Base to zero; or

     5. Death of surviving original spouse; or

     6. A change in ownership that involves the original owner(s) except as noted below and under "ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS OVER THE LIFETIME OF YOUR SPOUSE ARE TERMINATED?"*

* If a change of ownership occurs from a natural person to a non-natural entity, the original natural owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock For Two. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock For Two. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse are terminated?

Under any of the following circumstances, MarketLock For Two will provide a guarantee for your lifetime and not the lifetime of your spouse:

     1. One of the two original owners is removed from the contract; or

     2. The original spousal beneficiary is removed or replaced; or

     3. The original spousal joint owner or spousal beneficiary is removed or replaced upon divorce; or

     4. The original spousal joint owners or spousal beneficiary are no longer married at the time of death of the first spouse.

Under these circumstances, the original remaining owner continues to pay the fee for MarketLock For Two and receives the Benefit for his/her lifetime only, or may choose to terminate the feature as described under "CAN MARKETLOCK AND MARKETLOCK FOR TWO BE CANCELLED?"

POLARIS INCOME REWARDS

Polaris Income Rewards is an optional guaranteed withdrawal benefit that guarantees an income stream based on all Purchase Payments made into your contract during the first 90 days after contract issue, with an opportunity for a Step-Up Amount, adjusted for withdrawals during that period (the "Benefit"). Polaris Income Rewards does not guarantee investment gains nor does it guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day following the contract issue date. This feature does not guarantee lifetime income payments.

In order to determine the Benefit, we calculate each of the components as described below. The Benefit's components and value may vary depending on the option you chose. Option 1 and 2 are available on contracts issued on and after May 3, 2004. In addition, Option 3 is available on contracts issued on or after May 2, 2005. The earliest date you may begin taking withdrawals under the Benefit is the BENEFIT AVAILABILITY DATE. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a BENEFIT YEAR.

POLARIS INCOME REWARDS SUMMARY:

---------------------------------------------------------------------------------------------------------
                                                                                              MINIMUM
                                                                                             WITHDRAWAL
                                                                                            PERIOD* (IF
                                                                                              MAXIMUM
                                                                             MAXIMUM           ANNUAL
                                           BENEFIT                            ANNUAL         WITHDRAWAL
                          MAXIMUM        AVAILABILITY       STEP-UP         WITHDRAWAL      AMOUNT TAKEN
       OPTION           ELECTION AGE         DATE            AMOUNT       PERCENTAGE***      EACH YEAR)
---------------------------------------------------------------------------------------------------------
          1              Age 80 or         3 years          10%* of           10% of          11 years
                       younger on the     following        Withdrawal       Withdrawal
                       contract issue   contract issue    Benefit Base     Benefit Base
                            date             date
---------------------------------------------------------------------------------------------------------
          2              Age 80 or         5 years          20%* of           10% of          12 years
                       younger on the     following        Withdrawal       Withdrawal
                       contract issue   contract issue    Benefit Base     Benefit Base
                            date             date
---------------------------------------------------------------------------------------------------------
          3              Age 70 or         10 years         50%** of          10% of          15 years
                       younger on the     following        Withdrawal       Withdrawal
                       contract issue   contract issue    Benefit Base     Benefit Base
                            date             date
---------------------------------------------------------------------------------------------------------


* If you elect Option 1 or 2 and take a withdrawal prior to the Benefit Availability Date, you will not receive a Step-Up Amount. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.

** If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount. For contracts issued prior to June 14, 2005, the Maximum Election Age is 80 or younger on the contract issue date.

*** For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period.

How are the components for Polaris Income Rewards calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments made to the contract during the first 90 days after your contract issue date, adjusted for any withdrawals before the Benefit Availability Date in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. The calculation of Eligible Purchase Payments does not include any Payment Enhancements and/or spousal continuation contributions, if applicable.

SECOND, we determine the WITHDRAWAL BENEFIT BASE. On the Benefit Availability Date, the Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.

THIRD, we determine the STEP-UP AMOUNT, if any, which is calculated as a specified percentage (listed in the Polaris Income Rewards Summary table above) of the Withdrawal Benefit Base on the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract values or annuitization value.

FOURTH, we determine the STEPPED-UP BENEFIT BASE, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the Polaris Income Rewards feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is a stated percentage (listed in the Polaris Income Rewards Summary table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.

FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the Polaris Income Rewards feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.

What is the fee for Polaris Income Rewards?

The annualized Polaris Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be calculated and deducted quarterly from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.

The fee is as follows:

------------------------------------------------------------------------
                   CONTRACT YEAR                       ANNUALIZED FEE
------------------------------------------------------------------------
                     0-7 years                              0.65%
------------------------------------------------------------------------
                    8-10 years                              0.45%
------------------------------------------------------------------------
                        11+                                 None
------------------------------------------------------------------------


What are the effects of withdrawals on Polaris Income Rewards?

Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Polaris Income Rewards are further explained through the calculations below:

     WITHDRAWAL BENEFIT BASE: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3. Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal will reduce the Withdrawal Benefit Base as follows:

     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or

     (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of (a) or (b), where:

          (a) is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

          (b) is the Withdrawal Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.

     STEPPED-UP BENEFIT BASE: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals. If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.

     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit Year) reduces the Stepped-Up Benefit Base to the lesser of (a) or
     (b), where:

     (a) is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

     (b) is the Stepped-Up Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.

     MINIMUM WITHDRAWAL PERIOD: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.

     During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.

What happens if my contract value is reduced to zero with Polaris Income
Rewards?

If the contract value is zero but the Stepped-Up Benefit Base is greater than zero, a Benefit remains payable under the feature until the Stepped-Up Benefit Base is zero. However, the contract and its features and other benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

To receive your remaining Benefit, you may select one of the following options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base equals zero; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. Any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.

What happens to Polaris Income Rewards upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, continuation contributions are not considered to be Eligible Purchase Payments.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under Polaris Income Rewards upon my death?

If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates Polaris Income Rewards. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Stepped-Up Benefit Base is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change.

Can Polaris Income Rewards be cancelled?

Once you elect Polaris Income Rewards, you may not cancel the feature. However, there is no charge for Polaris Income Rewards after the 10th contract anniversary.

Additionally, the feature automatically terminates upon the occurrence of one of the following:

     1. The Stepped-Up Benefit Base is equal to zero; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid; or

     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

     6. For contracts issued from May 3, 2004 through October 3, 2004, withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the Stepped-Up Benefit Base by 50% or more.

What happens to Polaris Income Rewards upon the Latest Annuity Date?

If your contract value and Stepped-Up Benefit Base are greater than zero, and you begin the Income Phase upon or before the Latest Annuity Date, you will not receive the benefit of any remaining guaranteed withdrawals under the feature. Your annuity income payments will be calculated using your contract value and the selected income option.

Withdrawals under this feature are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and all other benefits, features and conditions of your contract.

If you elect Polaris Income Rewards and need to take withdrawals or are required to take required minimum distributions ("RMD") under the Internal Revenue Code from your contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively affect the value of the Benefit.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your withdrawals must be automated and will not be recalculated on an annual basis.

CAPITAL PROTECTOR

Capital Protector is an optional guaranteed minimum accumulation benefit. The feature provides a one-time adjustment ("Benefit") to your contract in the event that your contract value on the 10th contract anniversary ("Benefit Date") is less than the Purchase Payments made in the contract's first 90 days.

Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the Benefit Date. The feature terminates automatically following the Benefit Date. In addition, the feature will no longer be available and no Benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the Benefit Date.

The Benefit is equal to your Benefit Base, as defined below, minus your contract value on the Benefit Date. If the resulting amount is positive, you will receive a Benefit under the feature. If the resulting amount is negative, you will not receive a Benefit.

Your Benefit Base is equal to (a) minus (b) where:

     (a) is the Purchase Payments received on or after the contract issue date in the contract's first 90 days, and;

     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the contract issue date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

Payment Enhancement and spousal continuation contributions, if applicable, are not considered Purchase Payments and are not used in the calculation of the Benefit Base.

The annualized fee is calculated as a percentage of contract value minus Purchase Payments received after the 90th day since the contract issue date. The fee will be calculated and deducted from your contract value each quarter throughout the first 10 full contract years, beginning at the end of the first contract quarter following the contract issue date and up to the Benefit Date. Once the feature is terminated, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

The entire fee will be calculated and deducted from the portion of your contract value allocated to the Variable Portfolios each quarter through the first 10 full contract years.

The fee is as follows:

------------------------------------------------------------------------
              CONTRACT YEAR                       ANNUALIZED FEE
------------------------------------------------------------------------
                   0-7                                 0.50%
------------------------------------------------------------------------
                  8-10                                 0.25%
------------------------------------------------------------------------
                   11+                                 none
------------------------------------------------------------------------


If your spouse chooses to continue this contract upon your death, this feature cannot be terminated and the fee will continue to be charged. The Benefit Date will not change as a result of a spousal continuation.

Capital Protector only guarantees Purchase Payments made in the first 90 days after issue. If you plan to add subsequent Purchase Payments after the first 90 days, you should know that Capital Protector will not protect those Purchase Payments.

Since Capital Protector may not guarantee a return of all Purchase Payments, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Benefit. For example, if you are approaching the Benefit Date and your Benefit Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Benefit Base on your Benefit Date, you will not receive any Benefit even though you have paid for Capital Protector throughout the first 10 full contract years.

We will allocate the Benefit, if any, on the Benefit Date to the Cash Management Variable Portfolio. Any Benefit paid is not considered a Purchase Payment for purposes of calculating other benefits or features of your contract. Other contract benefits based on earnings, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the Benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 DEATH BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary.

We do not pay a death benefit if you die after you begin the Income Phase; your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

If the contract is owned by a trust or any other non-natural person, we will treat the death of the Primary Annuitant as the death of any Owner.

If your contract value is reduced to zero as a result of receiving guaranteed withdrawals under a living benefit feature, no death benefit will be paid. PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE.

You designate your Beneficiary, who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint Owner is the sole Beneficiary. Joint Annuitants, if any, when the Owner is a non-natural person shall be each other's sole Beneficiary, except when the Owner is a charitable remainder trust. In designating your Beneficiary, you may impose restrictions on the timing and manner of the payment of death benefits. Those restrictions can govern the payment of the death benefit.

If any contract is owned by a trust, whether as an agent for a natural person or otherwise, you should consider the contractual provisions that apply, including provisions that apply in the event of the death or change of an Annuitant, in determining whether the contract is an appropriate trust investment. You may wish to consult with your tax and/or legal adviser.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death at the Annuity Service Center. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order at the Annuity Service Center, (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. If the death benefit request is not received by us in Good Order or if notification of the death is made by the Beneficiary prior to submitting all required paperwork and satisfactory proof of death, the Beneficiary may have the option of transferring the entire contract value to the Cash Management Variable Portfolio or available Fixed Account by contacting the Annuity Service Center. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

For contracts in which the aggregate of all Purchase Payments in contracts issued by the Company or its affiliate, SunAmerica Annuity, to the same Owner/Annuitant are in excess of $1,500,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

If a Beneficiary does not elect a settlement option, within 60 days of our receipt of all required paperwork and satisfactory proof of death received by us in Good Order, we pay a lump sum death benefit by check to the Beneficiary's address of record.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. PLEASE SEE SPOUSAL CONTINUATION BELOW.

BENEFICIARY CONTINUATION PROGRAMS

EXTENDED LEGACY PROGRAM

The Extended Legacy Program, if available, can allow a Beneficiary to an existing contract issued by the Company to take the death benefit amount in the form of withdrawals over a longer period of time, with the flexibility to withdraw more than the IRS required minimum distribution. The Beneficiary may elect the Extended Legacy Program on the Death Claim Form. The Extended Legacy Guide includes important information regarding the program and may be requested from the Annuity Service Center.

We will send the Beneficiary a prospectus which describes the investment options and administrative features available under the Extended Legacy Program along with the Extended Legacy Guide. The prospectus that the Beneficiary will receive may be for a different product than the original Owner purchased. Upon election of the Extended Legacy Program, the contract continues in the original Owner's name for the benefit of the Beneficiary. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the Owner's death. Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy Program if he/she has already elected another settlement option.

If the Beneficiary elects to participate in this program and the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value.

There are certain restrictions applicable to the Extended Legacy Program. The Extended Legacy Program cannot be elected with rollover contracts from other companies. No Purchase Payments are permitted. Living Benefits and Death Benefits that may have been elected by the original Owner are not available and any charges associated with these features will no longer be deducted. In the event of the Beneficiary's death, any remaining contract value will be paid to the person(s) named by the Beneficiary. The contract may not be assigned and ownership may not be changed or jointly owned.

We may offer Variable Portfolios currently available under the Separate Account to the Beneficiary upon election of the Extended Legacy Program. These Variable Portfolios may differ from those available to the original Owner; in addition, the Variable Portfolios may be of a different share class subject to higher 12b-1 fees. The Beneficiary may transfer funds among the Variable Portfolios. Any Fixed Accounts that may have been available to the original Owner will no longer be available for investment to the Beneficiary.

If the Beneficiary elects the Extended Legacy Program, we will charge a lower annual Separate Account Charge of 1.15%. This charge is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. The Beneficiary may withdraw all or a portion of the contract value at any time and withdrawals are not subject to withdrawal charges. Additionally, the Beneficiary may choose to participate in the Systematic Withdrawal Program and the Automatic Asset Rebalancing Program.

5-YEAR SETTLEMENT OPTION

The Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by December 31st of the year containing the fifth anniversary of death. For IRAs, the 5-year settlement option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original Owner reaches the age of 70 1/2).

GUIDED LEGACY PROGRAM

Guided Legacy, if available, is an administrative program which allows the Owner to designate a specific distribution method or settlement option of the death benefit for their Beneficiaries, if death occurs during the Accumulation Phase. The Guided Legacy Program can restrict the settlement options normally available to the Beneficiary. The Owner may elect the Guided Legacy Program on the Guided
Legacy: Restricted Beneficiary Payout Form ("Guided Legacy Form").

Upon death of the Owner during the Accumulation Phase, any death benefits payable under the contract will be applied to the specified annuity option or Extended Legacy Program option for the benefit of the Beneficiary as selected by the Owner on the Guided Legacy Form. The Beneficiary will not be able to change the option or receive a lump sum payment unless specified in the Guided Legacy Form.

PLEASE CONSULT A QUALIFIED ADVISER REGARDING TAX IMPLICATIONS ABOUT YOUR PARTICULAR CIRCUMSTANCES IF YOU ARE CONSIDERING ONE OF THESE BENEFICIARY CONTINUATION OPTIONS.

DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We determine Net Purchase Payments as Purchase Payments less adjustments for withdrawals. Net Purchase Payments are increased by the amount of subsequent Purchase Payments, if any, and reduced for withdrawals, if any, in the same proportion that the contract value was reduced on the date of such withdrawal.

The term "Withdrawal Adjustment" is used, if you have elected a Living Benefit, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when you take a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to your 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to your

81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the Excess Withdrawal reduced the resulting contract value. If a withdrawal is taken on or after your 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.


The Company does not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Purchase Payments are received on or after your 86th birthday.

THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2009:

DEATH BENEFIT OPTIONS

The death benefit is calculated differently depending on whether you have also elected one of the Living Benefits described above.

THE FOLLOWING DESCRIBES THE DEATH BENEFIT WITHOUT ELECTION OF A LIVING BENEFIT:

The death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.

If the contract is issued on or after your 83rd birthday but prior to your 86th birthday, the death benefit is the greater of contract value or Net Purchase Payments.

THE FOLLOWING DESCRIBES THE DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:

The death benefit is the greatest of:

     1. Contract value; or

     2. Purchase Payments reduced by:

          a. any Withdrawal Adjustments, if the Living Benefit has not been terminated: or

          b. any Withdrawal Adjustments, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus Purchase Payments received since that contract anniversary; and reduced by:

          a. any Withdrawal Adjustments since that contract anniversary, if the Living Benefit has not been terminated: or

          b. any Withdrawal Adjustments since that contract anniversary, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          The anniversary value for any year is equal to the contract value on the applicable anniversary.

If the contract is issued on or after your 83rd birthday but prior to your 86th birthday, the death benefit is the greater of:

     1. Contract value; or

     2. The lesser of:

          a. Net Purchase Payments; or

          b. 125% of contract value.

THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT FOR CONTRACTS ISSUED BETWEEN MAY 1, 2007 AND APRIL 30, 2009:

The death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to your 83rd (81st if you elected Rewards) birthday. The anniversary value equals the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Purchase Payments since that contract anniversary.

If the contract is issued on or after your 83rd birthday but prior to your 86th birthday, the death benefit is the greater of contract value or Net Purchase Payments.

IF YOUR CONTRACT WAS ISSUED BETWEEN MAY 1, 2004 AND APRIL 30, 2007, the following additional provision is applicable to your death benefit if you die on or after your 90th birthday, the death benefit is equal to your contract value. Accordingly, you will not get any benefit if you are age 90 or older at the time of death.

THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2004:

The death benefit is the greatest of:

     1. Contract value; or

     2. Total Purchase Payments reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of each withdrawal; or

     3. Maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary, plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

If die on or after your 90th birthday, the death benefit is equal to your contract value. Accordingly, you will not get any benefit if your age 81 or older at the time of contract issue or age 90 or older at the time of death.

SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract, its benefits and elected features, if any, remain the same. However, Domestic Partners, Same-Sex Spouses and non-spousal joint Owners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the Internal Revenue Code. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. A spousal continuation can only take place once, upon the death of the original Owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original Owner.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original Owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original Owner ("Continuation Date") at the Annuity Service Center. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. PLEASE SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS UPON A CONTINUING SPOUSE'S DEATH.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THESE BENEFITS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXPENSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase certain contract level fees, such as Separate Account or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH THE DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.

SEPARATE ACCOUNT EXPENSES

The mortality and expense risk charge and distribution expense charge is 1.52% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every contract year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract.

We apply a withdrawal charge schedule against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for 9 complete years if you elected to participate in the Polaris Rewards program, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. The withdrawal charge schedules are as follows:

WITHDRAWAL CHARGE WITHOUT ELECTION OF THE POLARIS REWARDS PROGRAM:

-----------------------------------------------------------------------
----------------
 YEARS SINCE
 PURCHASE
 PAYMENT
 RECEIPT           1      2      3      4      5      6      7      8
-----------------------------------------------------------------------
 WITHDRAWAL
 CHARGE            7%     6%     5%     4%     3%     2%     1%     0%
-----------------------------------------------------------------------


WITHDRAWAL CHARGE WITH ELECTION OF THE POLARIS REWARDS PROGRAM:

-------------------------------------------------------------------------------------
----------------
 YEARS SINCE
 PURCHASE
 PAYMENT
 RECEIPT           1      2      3      4      5      6      7      8      9     10+
-------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE            9%     9%     8%     7%     6%     5%     4%     3%     2%     0%
-------------------------------------------------------------------------------------


These higher potential withdrawal charges for the Polaris Rewards program may compensate us for the expenses associated with the program.

The Polaris Rewards program is designed for long term investing. We expect that if you remain committed to this investment over the long term, we will profit as a result of fees charged over the life of your contract. However, other than the withdrawal charge, no other fees or charges are higher if you elect Polaris Rewards than the contract without an election of this program.

If you participate in the Polaris Rewards program, you will not receive any deferred Payment Enhancement if you fully withdrawal a Purchase Payment or if you surrender your contract prior to the corresponding Deferred Payment Enhancement Date.

Although we do not assess a withdrawal charge when you take a 10% free withdrawal of the total invested amount we will proportionally reduce the amount of any corresponding Deferred Payment Enhancement.

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

If you take a partial withdrawal, you can choose whether any applicable withdrawal charges are deducted from the amount withdrawn or from the contract value remaining after the amount withdrawn. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

We will not assess a withdrawal charge when we pay a death benefit, assess contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. PLEASE SEE TAXES BELOW.

UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Funds. The Accumulation Unit value for Variable Portfolios that invest in Feeder Funds also will reflect the investment management fee and other expenses of the corresponding Master Fund in which the Feeder Funds invest. These fees may vary. They are not fixed or specified in your annuity contract, rather the Underlying Funds are governed by their own boards of trustees.

12b-1 FEES

Certain Underlying Funds available in this product, including the Feeder Funds, assess a 12b-1 fee of 0.25% of the average daily net assets allocated to those Underlying Funds. Over time these fees will increase the cost of your investment.

We receive the 12b-1 fees from the Underlying Funds, more specifically from the Class 3 shares of Anchor Series Trust, Seasons Series Trust and SunAmerica Series Trust, Class 2 shares of Franklin Templeton Variable Insurance Products Trust, shares of MTB Group of Funds, Class 2 shares of Principal Variable Contracts Funds, Inc. and Series II shares of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

The 12b-1 fees compensate us for costs associated with the servicing of these shares, including, but not limited to, reimbursing us for expenditures we make to registered representatives in selling firms for providing services to contract owners who are indirect beneficial owners of these shares and for maintaining contract owner accounts.

FOR MORE DETAILED INFORMATION ON THESE UNDERLYING FUND FEES, PLEASE REFER TO THE TRUST PROSPECTUSES.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $30 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. We will deduct the contract maintenance fee on a pro-rata basis from the portion of your contract value allocated to the Variable Portfolios on your contract anniversary. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios which equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.

TRANSFER FEE

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year.

OPTIONAL LIVING BENEFIT FEES

Please see FEE TABLE above for description of the optional living benefit fees offered over time in this contract.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described. Currently, the Company credits an additional amount to contracts sold to the following groups: (1) employees of the Company and its affiliates, and their immediate family members; (2) appointed agents and registered representatives of broker-dealers that sell the Company's and its affiliates' variable contracts, and the agents' and registered representatives' immediate family members; (3) trustees of mutual funds offered in the Company's and its affiliates' variable contracts. The additional amount credited to a contract sold to one of the above individuals will generally equal the commission payable on the initial purchase payment for the contract. This means that the additional amount will generally be in the range of 1.50% to 7.75% of the initial Purchase Payment.

Certain broker-dealers may limit crediting this additional amount to employees only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

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            PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.

COMMISSIONS. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and SunAmerica Capital Services, Inc. ("SACS"), the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 7.75% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually.

The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.

If allowed by his or her selling firm, a registered representative or other eligible person may purchase a contract on a basis in which an additional amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE.

We provide a list of selling firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2010 in the Statement of Additional Information which is available upon request.

We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.

NON-CASH COMPENSATION. Some registered representatives may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.

PAYMENTS WE RECEIVE

We may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that make such payments to us. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We generally receive three kinds of payments described below.

RULE 12b-1 OR SERVICE FEES. We receive 12b-1 fees of up to 0.25% or service fees of up to 0.50% of the average daily net assets in certain Underlying Funds, including the Feeder Funds. These fees are deducted directly from the assets of the Underlying Funds with the exception of the Managed Allocation Portfolios. The Managed Allocation Portfolios, which are structured as Fund-of-Funds, are not subject to 12b-1 fees but indirectly bear the expenses of the Underlying Funds, including the 12b-1 fees, in which they invest. PLEASE SEE EXPENSES ABOVE.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds or wholly from the assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. These amounts are generally based on assets under management from certain Trusts' investment advisers or their affiliates and vary by Trust. Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others. Such amounts received from SAAMCo, a wholly-owned subsidiary of SunAmerica Annuity, are not expected to exceed 0.50% annually based on assets under management.


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OTHER PAYMENTS.  Certain investment advisers, subadvisers and/or distributors
(or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisers, subadvisers and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the adviser's, subadviser's or distributor's participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

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                             ANNUITY INCOME OPTIONS
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THE INCOME PHASE

WHAT IS THE INCOME PHASE?

During the Income Phase, we use the money accumulated in your contract to make regular payments to you. This is known as "annuitizing" your contract. At this point, the Accumulation Phase ends. You will no longer be able to take withdrawals of contract value and all other features and benefits of your contract will terminate, including your ability to surrender your contract.

BEGINNING THE INCOME PHASE IS AN IMPORTANT EVENT. YOU HAVE DIFFERENT OPTIONS AVAILABLE TO YOU. YOU SHOULD DISCUSS YOUR OPTIONS WITH YOUR FINANCIAL REPRESENTATIVE AND/OR TAX ADVISOR SO THAT TOGETHER YOU MAY MAKE THE BEST DECISION FOR YOUR PARTICULAR CIRCUMSTANCES.

WHEN DOES THE INCOME PHASE BEGIN?

Generally, you can annuitize your contract any time after your second contract anniversary ("Annuity Date") and on or before the Latest Annuity Date, defined below, by completing and mailing the Annuity Option Selection Form to our Annuity Service Center.

If your contract is jointly owned, the Latest Annuity Date is based on the older Owner's date of birth. Your Latest Annuity Date is defined as the first business day of the month following your 90th birthday. We will extend the Accumulation Phase to the first business day of the month following your 95th birthday. If you do not request to annuitize your contract on the Annuity Date of your choice, your contract will be annuitized on the first business day of the month following your 95th birthday.

HOW DO I ELECT TO BEGIN THE INCOME PHASE?

First, you must select one of the annuity income payment options, listed below, that best meets your needs by mailing a completed Annuity Option Selection Form to our Annuity Service Center. If you do not select an annuity income payment option, your contract will be annuitized in accordance with the default annuity income payment option specified under Annuity Income Payment Options below.

WHAT IS THE IMPACT ON THE LIVING AND DEATH BENEFITS IF I ANNUITIZE?

Upon annuitizing the contract, the death benefit will terminate. In addition, upon annuitizing, any guaranteed withdrawals under a Living Benefit feature will cease and will be replaced by the annuity income payments. If your contract value is reduced to zero prior to annuitization as a result of receiving guaranteed withdrawals under a Living Benefit feature, your remaining payments under the Living Benefit feature will be paid to you as an annuity. PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE.

ANNUITY INCOME OPTIONS

You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option. If you elect to receive annuity income payments but do not select an annuity income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract Owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new Annuitant election, you may not select an annuity income option based on the life of the Annuitant.

ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.

ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.


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ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 YEARS
GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments.

If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account separate account charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.

FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     - for life income options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.


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DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

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                                      TAXES
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THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS BASED ON THE
INTERNAL REVENUE TAX CODE, TREASURY REGULATIONS AND INTERPRETATIONS EXISTING AS OF THE DATE OF THIS PROSPECTUS AND GENERALLY DOES NOT ADDRESS STATE OR LOCAL TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE, NOR DOES IT INCLUDE ALL THE FEDERAL TAX RULES THAT MAY AFFECT YOU AND YOUR CONTRACT. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES FROM A QUALIFIED TAX ADVISOR. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. FEDERAL INCOME TAX TREATMENT OF THE CONTRACT IS SOMETIMES UNCERTAIN AND CONGRESS, THE IRS AND/OR THE COURTS MAY MODIFY TAX LAWS AND TREATMENT RETROACTIVELY. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under one of a number of types of employer-sponsored retirement plans, or any Individual Retirement Account or Annuity ("IRA"), your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under one of a number of types of employee-sponsored retirement plans, or under an IRA, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and IRAs, Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k) or governmental 457(b) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.

AGGREGATION OF CONTRACTS

All Non-Qualified contracts that are issued after October 21, 1988 by the same company to the same policyholder during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - under an immediate annuity contract;

     - when attributable to Purchase Payments made prior to August 14, 1982.

On March 30, 2010, the Health Care and Reconciliation Act ("Reconciliation Act") was signed into law. Among other

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provisions, the Reconciliation Act imposes a new tax on net investment income.
This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see Contracts Owned by a Trust or Corporation). This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a "1035 exchange"). We reserve the right to treat partial transfers as tax-reportable distributions, rather than as partial 1035 exchanges, in recognition of certain questions which remain notwithstanding recent IRS guidance on the subject. Such treatment for tax reporting purposes, however, should not prevent a taxpayer from taking a different position on their return, in accordance with the advice of their tax counsel or other tax consultant, if they believe the requirements of IRC Section 1035 have been satisfied.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA contributions, designated Roth contributions from 403(b), 401(k), and governmental 457(b) plans, as well as any other after-tax amounts permitted under the employer's plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from designated Roth accounts in 403(b), 401(k), and governmental 457(b) plans, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Qualified Distributions from Roth IRAs, designated Roth accounts in 403(b), 401(k), and governmental 457(b) plan accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for higher education expenses;

     - distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty.

     - The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Generally, withdrawals can only be made when an
Owner: (1) reaches age 59 1/2; (2) severs employment with the

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employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5)
experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.

Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer's plan, generally are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred to a contract with lesser IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.

Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the Code, regulations, IRS pronouncements, and other applicable legal authorities.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance permitted the adoption of the written plan, whether in the form of a single document or as a collection of documents, not later than December 31, 2009. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new premium (including contributions, transfers and exchanges) into new or existing 403(b) contracts.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules might have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009 or, if later, prior to the transfer, the transfer would be considered a "failed" transfer that is subject to tax, and as such could be a violation of applicable withdrawal limitations. Additional guidance issued by the IRS generally permitted a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer. The IRS may in the future issue new guidance, or revise its existing guidance, regarding corrections of defects in 403(b) plans, including such failed transfers.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax adviser.

Withdrawals from other Qualified contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or Individual Retirement Annuity), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.

REQUIRED MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar

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year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions for the year in which you reach age 70 1/2. You can delay taking your first distribution until the following year; however, you must take your distribution on or before April 1 of that same following year. It is important to note that if you choose to delay your first distribution, you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31. However, The Worker, Retiree, and Employer Recovery Act of 2008, eliminated the 2009 minimum distribution requirement from most eligible retirement plans. We are not aware of any proposal or legislative or regulatory action to extend this exemption from the minimum distribution requirement for 2010 or later years.

If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from Qualified annuity contracts. One of the regulations effective January 1, 2006 requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and/or living benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax adviser.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or as annuity income payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could in the future take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2, unless another exception applies.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

TAX TREATMENT OF OPTIONAL LIVING BENEFITS

Generally, we will treat amounts credited to the contract value under the optional living benefit guarantees, for income tax purposes, as earnings in the contract. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts.

If available and you elect an optional living benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little guidance is available. You should consult a tax adviser before electing an optional living benefit.


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CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation or other owner that is not a natural person ("Non-Natural Owner") that is considering purchasing this contract should consult a tax adviser. Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for Federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract's value in excess of the owner's cost basis, and the contract's cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the Underlying Funds must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-Qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE DISTRIBUTOR

SunAmerica Capital Services, Inc. ("SACS"), Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. SACS, an affiliate of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA"), formerly known as the National Association of Securities Dealers, Inc. No underwriting fees are retained by SACS in connection with the distribution of the contracts.

THE COMPANY

First SunAmerica Life Insurance Company ("First SunAmerica") is a stock life insurance company originally organized under the laws of the state of New York on December 5, 1978. Its principal place of business is One World Financial Center, 200 Liberty Street, New York, New York 10281. First SunAmerica conducts life insurance and annuity business in the state of New York.

OWNERSHIP STRUCTURE OF THE COMPANY

SunAmerica Annuity and First SunAmerica are indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

AIG is a leading international insurance organization with operations in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange, as well as the stock exchanges in Ireland and Tokyo.

On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C shares were entitled to approximately 77.8% of the voting power of AIG's outstanding stock.

On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the Federal Reserve Bank of New York ("NY Fed") approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock and subsequently transferred to the U.S. Department of the Treasury (the "Treasury Department") and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the Treasury Department is a majority shareholder of AIG Common Stock. These transactions do not alter the Company's obligations to you. It is expected that over time the Treasury Department will sell its shares of the AIG Common Stock on the open market.

More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov. For information on how to locate these documents, SEE FINANCIAL STATEMENTS, BELOW.

OPERATION OF THE COMPANY

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial products and the relative value of its brand. Additionally, American International Group-related news may also have an impact on the Company's operations.

The Company is exposed to market risk, contract owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income in the case of assets held in the separate accounts. These guaranteed benefits are sensitive to equity market conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.

The Company is regulated for the benefit of contract owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company's operations.

THE SEPARATE ACCOUNT

First SunAmerica originally established FS Variable Separate Account under New York law on September 9, 1994.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract owners.

THE GENERAL ACCOUNT

Obligations that are paid out of the Company's general account ("General Account") include any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.

The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the living benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a living benefit allocate their Purchase Payments in accordance with specified investment parameters.

CONTRACTS ISSUED PRIOR TO FEBRUARY 1, 2008 WERE ISSUED WITH A GUARANTEE (THE "GUARANTEE") BY AMERICAN HOME ASSURANCE COMPANY (THE "GUARANTOR"). PLEASE SEE APPENDIX C FOR MORE INFORMATION.

FINANCIAL STATEMENTS

The financial statements described below are important for you to consider. Information about how to obtain these financial statements is also provided below.

THE COMPANY AND SEPARATE ACCOUNT

The financial statements of the Company and the Separate Account are required to be made available because you must look to those entities directly to satisfy our obligations to you under the Contract. If your contract is covered by the Guarantee, financial statements of the Guarantor are also provided in relation to its ability to meet its obligations under the Guarantee; please see Appendix C for more information.

INSTRUCTIONS TO OBTAIN FINANCIAL STATEMENTS

The financial statements of the Company, Separate Account and Guarantor, if applicable are available by requesting a free copy of the Statement of Additional Information by calling (800) 445-7862 or by using the request form on the last page of this prospectus.

We encourage both existing and prospective contract owners to read and understand the financial statements.

You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

By Mail:
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 445-7862

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comments, questions or service requests.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions for your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. Various lawsuits against the Company have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. In management's opinion, these matters are not material in relation to the financial position of the Company.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, American Home, if your contract is covered by the Guarantee, the Variable Portfolios and the contract, please refer to the registration statements and exhibits


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              TABLE OF CONTENTS OF
                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862. The table of contents of the SAI is listed below.

Separate Account and the Company
General Account
Master-Feeder Structure
Performance Data
Annuity Income Payments
Annuity Unit Values
Taxes
Broker-Dealer Forms Receiving Revenue Sharing
  Payments
Distribution of Contracts
Financial Statements
  Separate Account Financial Statements
  First SunAmerica Life Insurance Company
     Financial Statements
  American Home Statutory Basis Financial
     Statements (if applicable)
  American International Group, Inc.
     Financial Information

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                     FISCAL      FISCAL      FISCAL      FISCAL
                                       INCEPTION      YEAR        YEAR        YEAR        YEAR
                                           TO         ENDED       ENDED       ENDED       ENDED
         VARIABLE PORTFOLIOS            12/31/02    12/31/03    12/31/04    12/31/05    12/31/06
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

AGGRESSIVE GROWTH - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $10.639      $10.077     $12.720     $14.595     $15.591
          Ending AUV................   $10.077      $12.720     $14.595     $15.591     $17.353
          Ending Number of AUs......   9            3,217       10,557      20,149      24,138
------------------------------------------------------------------------------------------------
ALLIANCE GROWTH - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $23.774      $21.940     $27.122     $28.764     $32.957
          Ending AUV................   $21.940      $27.122     $28.764     $32.957     $32.629
          Ending Number of AUs......   4            27,531      87,317      127,702     205,889
------------------------------------------------------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION SAST - SAST Class 3 Shares
(Inception Date - 05/01/07)
          Beginning AUV.............   N/A          N/A         N/A         N/A         N/A
          Ending AUV................   N/A          N/A         N/A         N/A         N/A
          Ending Number of AUs......   N/A          N/A         N/A         N/A         N/A
------------------------------------------------------------------------------------------------

AMERICAN FUNDS GLOBAL GROWTH - AFIS Class 2 Shares*
(Inception Date - 12/02/02)
          Beginning AUV.............   $11.543      $10.949     $14.590     $16.310     $18.324
          Ending AUV................   $10.949      $14.590     $16.310     $18.324     $21.736
          Ending Number of AUs......   9            18,561      110,555     197,122     306,546

------------------------------------------------------------------------------------------------

AMERICAN FUNDS GLOBAL GROWTH SAST - SAST Class 3 Shares
(Inception Date - 05/01/07)
          Beginning AUV.............   N/A          N/A         N/A         N/A         N/A
          Ending AUV................   N/A          N/A         N/A         N/A         N/A
          Ending Number of AUs......   N/A          N/A         N/A         N/A         N/A

------------------------------------------------------------------------------------------------

AMERICAN FUNDS GROWTH-INCOME - AFIS Class 2 Shares*
(Inception Date - 12/02/02)
          Beginning AUV.............   $11.599      $10.884     $14.197     $15.434     $16.088
          Ending AUV................   $10.884      $14.197     $15.434     $16.088     $18.254
          Ending Number of AUs......   9            71,074      315,007     435,506     581,418

------------------------------------------------------------------------------------------------


AMERICAN FUNDS GROWTH-INCOME SAST - SAST Class 3 Shares
(Inception Date - 05/01/07)
          Beginning AUV.............   N/A          N/A         N/A         N/A         N/A
          Ending AUV................   N/A          N/A         N/A         N/A         N/A
          Ending Number of AUs......   N/A          N/A         N/A         N/A         N/A

------------------------------------------------------------------------------------------------


AMERICAN FUNDS GROWTH - AFIS Class 2 Shares*
(Inception Date - 12/02/02)
          Beginning AUV.............   $12.029      $10.884     $14.667     $16.252     $18.599
          Ending AUV................   $10.884      $14.667     $16.252     $18.599     $20.190
          Ending Number of AUs......   8            46,645      139,560     251,384     356,313

------------------------------------------------------------------------------------------------


AMERICAN FUNDS GROWTH SAST - SAST Class 3 Shares
(Inception Date - 05/01/07)
          Beginning AUV.............   N/A          N/A         N/A         N/A         N/A
          Ending AUV................   N/A          N/A         N/A         N/A         N/A
          Ending Number of AUs......   N/A          N/A         N/A         N/A         N/A

------------------------------------------------------------------------------------------------


ASSET ALLOCATION - AST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $17.180      $16.887     $20.421     $22.135     $22.828
          Ending AUV................   $16.887      $20.421     $22.135     $22.828     $24.966
          Ending Number of AUs......   6            8,962       24,874      34,726      67,088

------------------------------------------------------------------------------------------------

BALANCED - PVCF Class 2 Shares
(Inception Date - 01/29/07)
          Beginning AUV.............   N/A          N/A         N/A         N/A         N/A
          Ending AUV................   N/A          N/A         N/A         N/A         N/A
          Ending Number of AUs......   N/A          N/A         N/A         N/A         N/A

------------------------------------------------------------------------------------------------
                                        FISCAL      FISCAL      FISCAL      FISCAL
                                         YEAR        YEAR        YEAR        YEAR
                                         ENDED       ENDED       ENDED       ENDED
         VARIABLE PORTFOLIOS           12/31/07    12/31/08    12/31/09    12/31/10
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

AGGRESSIVE GROWTH - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $17.353     $16.976     $7.892      $10.892
          Ending AUV................   $16.976     $7.892      $10.892     $12.966
          Ending Number of AUs......   43,822      42,409      26,663      25,216
-----------------------------------------------------------------------------------
ALLIANCE GROWTH - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $32.629     $36.738     $21.389     $29.638
          Ending AUV................   $36.738     $21.389     $29.638     $32.099
          Ending Number of AUs......   217,285     199,428     167,083     154,011
-----------------------------------------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION SAST - SAST Class 3 Shares
(Inception Date - 05/01/07)
          Beginning AUV.............   $10.999     $11.019     $7.614      $9.254
          Ending AUV................   $11.019     $7.614      $9.254      $10.208
          Ending Number of AUs......   11,531      42,633      49,236      68,685
-----------------------------------------------------------------------------------

AMERICAN FUNDS GLOBAL GROWTH - AFIS Class 2 Shares*
(Inception Date - 12/02/02)
          Beginning AUV.............   $21.736     $24.587     $14.919     $20.911
          Ending AUV................   $24.587     $14.919     $20.911     $23.014
          Ending Number of AUs......   356,019     327,370     285,521     258,176

-----------------------------------------------------------------------------------

AMERICAN FUNDS GLOBAL GROWTH SAST - SAST Class 3 Shares
(Inception Date - 05/01/07)
          Beginning AUV.............   $11.461     $12.137     $7.337      $10.244
          Ending AUV................   $12.137     $7.337      $10.244     $11.240
          Ending Number of AUs......   68,891      265,040     292,138     290,420

-----------------------------------------------------------------------------------

AMERICAN FUNDS GROWTH-INCOME - AFIS Class 2 Shares*
(Inception Date - 12/02/02)
          Beginning AUV.............   $18.254     $18.886     $11.561     $14.944
          Ending AUV................   $18.886     $11.561     $14.944     $16.399
          Ending Number of AUs......   610,663     560,693     474,785     431,238

-----------------------------------------------------------------------------------


AMERICAN FUNDS GROWTH-INCOME SAST - SAST Class 3 Shares
(Inception Date - 05/01/07)
          Beginning AUV.............   $11.011     $10.859     $6.625      $8.535
          Ending AUV................   $10.859     $6.625      $8.535      $9.937
          Ending Number of AUs......   142,521     415,490     466,282     444,851

-----------------------------------------------------------------------------------


AMERICAN FUNDS GROWTH - AFIS Class 2 Shares*
(Inception Date - 12/02/02)
          Beginning AUV.............   $20.190     $22.342     $12.329     $16.929
          Ending AUV................   $22.342     $12.329     $16.929     $19.788
          Ending Number of AUs......   389,330     398,531     326,104     307,661

-----------------------------------------------------------------------------------


AMERICAN FUNDS GROWTH SAST - SAST Class 3 Shares
(Inception Date - 05/01/07)
          Beginning AUV.............   $11.204     $11.748     $6.458      $8.838
          Ending AUV................   $11.748     $6.458      $8.838      $10.300
          Ending Number of AUs......   95,541      330,785     354,211     329,761

-----------------------------------------------------------------------------------


ASSET ALLOCATION - AST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $24.966     $26.599     $20.109     $24.162
          Ending AUV................   $26.599     $20.109     $24.162     $27.027
          Ending Number of AUs......   72,269      83,749      80,229      81,013

-----------------------------------------------------------------------------------

BALANCED - PVCF Class 2 Shares
(Inception Date - 01/29/07)
          Beginning AUV.............   $10.048     $10.668     $7.732      $9.414
          Ending AUV................   $10.668     $7.732      $9.414      $10.509
          Ending Number of AUs......   0           8,450       8,370       8,299

-----------------------------------------------------------------------------------


     AU - Accumulation Unit
     AUV - Accumulation Unit Value
      * This Variable Portfolio is only available if you purchased your contract prior to May 1, 2007.

                                                     FISCAL      FISCAL      FISCAL      FISCAL
                                       INCEPTION      YEAR        YEAR        YEAR        YEAR
                                           TO         ENDED       ENDED       ENDED       ENDED
         VARIABLE PORTFOLIOS            12/31/02    12/31/03    12/31/04    12/31/05    12/31/06
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

BALANCED - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $12.998      $12.509     $14.149     $14.844     $14.860
          Ending AUV................   $12.509      $14.149     $14.844     $14.860     $16.185
          Ending Number of AUs......   8            8,383       14,273      21,901      29,843
------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $5.053       $4.659      $5.769      $5.965      $6.009
          Ending AUV................   $4.659       $5.769      $5.965      $6.009      $6.292
          Ending Number of AUs......   20           26,106      73,144      71,210      73,611
------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION - AST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $27.667      $25.794     $33.529     $35.945     $39.429
          Ending AUV................   $25.794      $33.529     $35.945     $39.429     $43.161
          Ending Number of AUs......   4            22,135      93,261      166,117     234,956
------------------------------------------------------------------------------------------------

CAPITAL GROWTH - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $5.388       $5.058      $6.224      $6.910      $7.034
          Ending AUV................   $5.058       $6.224      $6.910      $7.034      $8.061
          Ending Number of AUs......   19           4,280       8,625       27,129      38,037
------------------------------------------------------------------------------------------------

CASH MANAGEMENT - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $13.024      $13.018     $12.878     $12.756     $12.882
          Ending AUV................   $13.018      $12.878     $12.756     $12.882     $13.243
          Ending Number of AUs......   13           41,646      155,784     210,986     291,361
------------------------------------------------------------------------------------------------

CONSERVATIVE BALANCED - PVCF Class 2 Shares
(Inception Date - 01/29/07)
          Beginning AUV.............   N/A          N/A         N/A         N/A         N/A
          Ending AUV................   N/A          N/A         N/A         N/A         N/A
          Ending Number of AUs......   N/A          N/A         N/A         N/A         N/A
------------------------------------------------------------------------------------------------

CONSERVATIVE GROWTH - PVCF Class 2 Shares
(Inception Date - 01/29/07)
          Beginning AUV.............   N/A          N/A         N/A         N/A         N/A
          Ending AUV................   N/A          N/A         N/A         N/A         N/A
          Ending Number of AUs......   N/A          N/A         N/A         N/A         N/A
------------------------------------------------------------------------------------------------

CORPORATE BOND - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $14.379      $14.704     $16.174     $16.975     $16.995
          Ending AUV................   $14.704      $16.174     $16.975     $16.995     $17.675
          Ending Number of AUs......   7            13,523      101,975     181,992     309,160
------------------------------------------------------------------------------------------------

DAVIS VENTURE VALUE - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $22.187      $21.460     $28.069     $31.304     $34.019
          Ending AUV................   $21.460      $28.069     $31.304     $34.019     $38.538
          Ending Number of AUs......   5            43,093      165,250     269,443     372,027
------------------------------------------------------------------------------------------------

"DOGS" OF WALL STREET - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $9.177       $8.902      $10.500     $11.309     $10.807
          Ending AUV................   $8.902       $10.500     $11.309     $10.807     $12.916
          Ending Number of AUs......   11           21,567      26,019      37,847      40,013
------------------------------------------------------------------------------------------------

EMERGING MARKETS - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $6.213       $5.958      $8.933      $10.934     $14.738
          Ending AUV................   $5.958       $8.933      $10.934     $14.738     $18.981
          Ending Number of AUs......   16           8,343       26,956      33,507      90,106
------------------------------------------------------------------------------------------------

EQUITY INCOME ACCOUNT - PVCF Class 2 Shares
(Inception Date - 01/29/07)
          Beginning AUV.............   N/A          N/A         N/A         N/A         N/A
          Ending AUV................   N/A          N/A         N/A         N/A         N/A
          Ending Number of AUs......   N/A          N/A         N/A         N/A         N/A
------------------------------------------------------------------------------------------------
                                        FISCAL      FISCAL      FISCAL      FISCAL
                                         YEAR        YEAR        YEAR        YEAR
                                         ENDED       ENDED       ENDED       ENDED
         VARIABLE PORTFOLIOS           12/31/07    12/31/08    12/31/09    12/31/10
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

BALANCED - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $16.185     $16.762     $12.208     $14.786
          Ending AUV................   $16.762     $12.208     $14.876     $16.345
          Ending Number of AUs......   39,528      41,701      57,098      52,367
-----------------------------------------------------------------------------------
BLUE CHIP GROWTH - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $6.292      $7.051      $4.225      $5.681
          Ending AUV................   $7.051      $4.225      $5.681      $6.279
          Ending Number of AUs......   118,789     138,461     140,548     144,763
-----------------------------------------------------------------------------------

CAPITAL APPRECIATION - AST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $43.161     $54.156     $31.735     $42.640
          Ending AUV................   $54.156     $31.735     $42.640     $51.414
          Ending Number of AUs......   248,446     257,584     237,600     217,892
-----------------------------------------------------------------------------------

CAPITAL GROWTH - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $8.061      $8.993      $4.845      $6.831
          Ending AUV................   $8.993      $4.845      $6.831      $7.330
          Ending Number of AUs......   122,711     216,035     186,885     180,398
-----------------------------------------------------------------------------------

CASH MANAGEMENT - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $13.243     $13.597     $13.516     $13.286
          Ending AUV................   $13.597     $13.516     $13.286     $13.022
          Ending Number of AUs......   450,721     569,613     554,949     436,629
-----------------------------------------------------------------------------------

CONSERVATIVE BALANCED - PVCF Class 2 Shares
(Inception Date - 01/29/07)
          Beginning AUV.............   $10.000     $10.557     $8.379      $9.963
          Ending AUV................   $10.557     $8.379      $9.963      $10.963
          Ending Number of AUs......   0           0           0           0
-----------------------------------------------------------------------------------

CONSERVATIVE GROWTH - PVCF Class 2 Shares
(Inception Date - 01/29/07)
          Beginning AUV.............   $10.695     $11.394     $7.485      $9.242
          Ending AUV................   $11.394     $7.485      $9.242      $10.460
          Ending Number of AUs......   0           0           0           0
-----------------------------------------------------------------------------------

CORPORATE BOND - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $17.675     $18.316     $16.594     $21.354
          Ending AUV................   $18.316     $16.594     $21.354     $23.280
          Ending Number of AUs......   462,678     536,592     519,115     478,116
-----------------------------------------------------------------------------------

DAVIS VENTURE VALUE - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $38.538     $40.004     $24.304     $31.879
          Ending AUV................   $40.004     $24.304     $31.879     $35.135
          Ending Number of AUs......   413,791     429,231     395,311     364,305
-----------------------------------------------------------------------------------

"DOGS" OF WALL STREET - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $12.916     $12.444     $8.974      $10.593
          Ending AUV................   $12.444     $8.974      $10.593     $12.149
          Ending Number of AUs......   48,211      45,542      44,651      43,492
-----------------------------------------------------------------------------------

EMERGING MARKETS - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $18.981     $26.368     $11.238     $19.504
          Ending AUV................   $26.368     $11.238     $19.504     $22.710
          Ending Number of AUs......   137,439     195,129     169,553     144,475
-----------------------------------------------------------------------------------

EQUITY INCOME ACCOUNT - PVCF Class 2 Shares
(Inception Date - 01/29/07)
          Beginning AUV.............   $10.000     $10.247     $6.649      $7.842
          Ending AUV................   $10.247     $6.649      $7.842      $8.950
          Ending Number of AUs......   0           0           0           0
-----------------------------------------------------------------------------------


     AU - Accumulation Unit
     AUV - Accumulation Unit Value

                                                     FISCAL      FISCAL      FISCAL      FISCAL
                                       INCEPTION      YEAR        YEAR        YEAR        YEAR
                                           TO         ENDED       ENDED       ENDED       ENDED
         VARIABLE PORTFOLIOS            12/31/02    12/31/03    12/31/04    12/31/05    12/31/06
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

EQUITY OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $13.332      $12.912     $16.184     $17.475     $17.970
          Ending AUV................   $12.912      $16.184     $17.475     $17.970     $20.603
          Ending Number of AUs......   8            18,228      49,330      74,186      79,317
------------------------------------------------------------------------------------------------

FLEXIBLE INCOME - PVCF Class 2 Shares
(Inception Date - 01/29/07)
          Beginning AUV.............   N/A          N/A         N/A         N/A         N/A
          Ending AUV................   N/A          N/A         N/A         N/A         N/A
          Ending Number of AUs......   N/A          N/A         N/A         N/A         N/A
------------------------------------------------------------------------------------------------

FOREIGN VALUE - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $9.960       $9.407      $12.463     $14.701     $15.918
          Ending AUV................   $9.407       $12.463     $14.701     $15.918     $19.918
          Ending Number of AUs......   10           60,221      278,670     452,486     534,378
------------------------------------------------------------------------------------------------

FUNDAMENTAL GROWTH - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $14.739      $13.785     $16.795     $17.326     $18.055
          Ending AUV................   $13.785      $16.795     $17.326     $18.055     $18.764
          Ending Number of AUs......   7            347         6,880       6,770       6,162
------------------------------------------------------------------------------------------------

FRANKLIN INCOME SECURITIES FUND - FTVIPT Class 2 Shares
(Inception Date - 02/04/08)
          Beginning AUV.............   N/A          N/A         N/A         N/A         N/A
          Ending AUV................   N/A          N/A         N/A         N/A         N/A
          Ending Number of AUs......   N/A          N/A         N/A         N/A         N/A
------------------------------------------------------------------------------------------------

FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND - FTVIPT Class 2 Shares
(Inception Date - 02/04/08)
          Beginning AUV.............   N/A          N/A         N/A         N/A         N/A
          Ending AUV................   N/A          N/A         N/A         N/A         N/A
          Ending Number of AUs......   N/A          N/A         N/A         N/A         N/A
------------------------------------------------------------------------------------------------

GLOBAL BOND - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $16.048      $16.324     $16.611     $16.968     $17.435
          Ending AUV................   $16.324      $16.611     $16.968     $17.435     $17.792
          Ending Number of AUs......   6            9,261       7,071       18,014      34,374
------------------------------------------------------------------------------------------------

GLOBAL EQUITIES - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $13.154      $12.546     $15.584     $17.129     $19.485
          Ending AUV................   $12.546      $15.584     $17.129     $19.485     $23.713
          Ending Number of AUs......   8            837         8,578       19,613      29,060
------------------------------------------------------------------------------------------------

GOVERNMENT AND QUALITY BOND - AST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $16.183      $16.472     $16.588     $16.854     $16.995
          Ending AUV................   $16.472      $16.588     $16.854     $16.995     $17.248
          Ending Number of AUs......   6            92,010      344,247     524,648     679,782
------------------------------------------------------------------------------------------------

GROWTH - AST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $22.137      $20.848     $26.615     $28.987     $30.508
          Ending AUV................   $20.848      $26.615     $28.987     $30.508     $33.954
          Ending Number of AUs......   5            25,103      104,329     164,540     194,034
------------------------------------------------------------------------------------------------

GROWTH-INCOME - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $21.715      $20.787     $25.658     $28.116     $29.613
          Ending AUV................   $20.787      $25.658     $28.116     $29.613     $31.254
          Ending Number of AUs......   5            3,707       14,351      16,334      20,187
------------------------------------------------------------------------------------------------

GROWTH OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $3.799       $3.435      $4.557      $4.753      $5.027
          Ending AUV................   $3.435       $4.557      $4.753      $5.027      $5.603
          Ending Number of AUs......   26           10,237      19,715      26,344      135,509
------------------------------------------------------------------------------------------------
                                        FISCAL      FISCAL      FISCAL      FISCAL
                                         YEAR        YEAR        YEAR        YEAR
                                         ENDED       ENDED       ENDED       ENDED
         VARIABLE PORTFOLIOS           12/31/07    12/31/08    12/31/09    12/31/10
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

EQUITY OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $20.603     $20.262     $12.248     $15.895
          Ending AUV................   $20.262     $12.248     $15.895     $18.285
          Ending Number of AUs......   81,171      78,019      65,190      54,682
-----------------------------------------------------------------------------------

FLEXIBLE INCOME - PVCF Class 2 Shares
(Inception Date - 01/29/07)
          Beginning AUV.............   $10.000     $10.449     $8.848      $10.424
          Ending AUV................   $10.449     $8.848      $10.424     $11.320
          Ending Number of AUs......   0           0           0           0
-----------------------------------------------------------------------------------

FOREIGN VALUE - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $19.918     $22.377     $12.999     $16.636
          Ending AUV................   $22.377     $12.999     $16.636     $16.865
          Ending Number of AUs......   571,288     622,877     615,497     591,230
-----------------------------------------------------------------------------------

FUNDAMENTAL GROWTH - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $18.764     $21.243     $11.513     $15.380
          Ending AUV................   $21.243     $11.513     $15.380     $17.680
          Ending Number of AUs......   64,352      135,358     131,135     118,593
-----------------------------------------------------------------------------------

FRANKLIN INCOME SECURITIES FUND - FTVIPT Class 2 Shares
(Inception Date - 02/04/08)
          Beginning AUV.............   N/A         $10.000     $7.040      $9.402
          Ending AUV................   N/A         $7.040      $9.402      $10.434
          Ending Number of AUs......   N/A         85,088      117,240     126,539
-----------------------------------------------------------------------------------

FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND - FTVIPT Class 2 Shares
(Inception Date - 02/04/08)
          Beginning AUV.............   N/A         $10.000     $6.617      $8.488
          Ending AUV................   N/A         $6.617      $8.488      $9.217
          Ending Number of AUs......   N/A         116,945     102,658     147,393
-----------------------------------------------------------------------------------

GLOBAL BOND - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $17.792     $19.469     $20.211     $21.345
          Ending AUV................   $19.469     $20.211     $21.345     $22.288
          Ending Number of AUs......   80,056      145,022     147,738     124,295
-----------------------------------------------------------------------------------

GLOBAL EQUITIES - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $23.713     $26.063     $14.494     $18.427
          Ending AUV................   $26.063     $14.494     $18.427     $20.699
          Ending Number of AUs......   41,254      43,400      42,453      42,219
-----------------------------------------------------------------------------------

GOVERNMENT AND QUALITY BOND - AST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $17.248     $18.012     $18.463     $18.913
          Ending AUV................   $18.012     $18.463     $18.913     $19.507
          Ending Number of AUs......   844,921     875,600     888,451     864,357
-----------------------------------------------------------------------------------

GROWTH - AST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $33.954     $36.761     $21.517     $29.256
          Ending AUV................   $36.761     $21.517     $29.256     $32.808
          Ending Number of AUs......   200,888     205,052     175,699     160,784
-----------------------------------------------------------------------------------

GROWTH-INCOME - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $31.254     $34.122     $19.139     $24.102
          Ending AUV................   $34.122     $19.139     $24.102     $26.402
          Ending Number of AUs......   25,721      17,605      16,290      14,488
-----------------------------------------------------------------------------------

GROWTH OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $5.603      $6.692      $4.215      $4.897
          Ending AUV................   $6.692      $4.215      $4.897      $5.982
          Ending Number of AUs......   174,324     285,684     357,154     326,155
-----------------------------------------------------------------------------------


     AU - Accumulation Unit
     AUV - Accumulation Unit Value

                                                     FISCAL      FISCAL      FISCAL      FISCAL
                                       INCEPTION      YEAR        YEAR        YEAR        YEAR
                                           TO         ENDED       ENDED       ENDED       ENDED
         VARIABLE PORTFOLIOS            12/31/02    12/31/03    12/31/04    12/31/05    12/31/06
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

HIGH-YIELD BOND - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $11.534      $11.586     $14.978     $17.285     $18.488
          Ending AUV................   $11.586      $14.978     $17.285     $18.488     $20.828
          Ending Number of AUs......   9            11,111      23,313      49,466      55,632
------------------------------------------------------------------------------------------------

INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $7.290       $7.170      $9.286      $10.629     $11.883
          Ending AUV................   $7.170       $9.286      $10.629     $11.883     $14.413
          Ending Number of AUs......   14           57,435      258,255     421,466     552,683
------------------------------------------------------------------------------------------------

INTERNATIONAL GROWTH AND INCOME - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $8.573       $8.330      $11.204     $13.305     $14.940
          Ending AUV................   $8.330       $11.204     $13.305     $14.940     $18.647
          Ending Number of AUs......   12           20,136      60,016      65,638      140,209
------------------------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME - LASF Class VC Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $8.665       $8.180      $10.556     $11.713     $11.911
          Ending AUV................   $8.180       $10.556     $11.713     $11.911     $13.758
          Ending Number of AUs......   12           48,186      125,707     187,127     242,408
------------------------------------------------------------------------------------------------

MARSICO FOCUSED GROWTH - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $7.833       $7.426      $9.503      $10.387     $11.298
          Ending AUV................   $7.426       $9.503      $10.387     $11.298     $12.053
          Ending Number of AUs......   13           8,026       48,359      70,568      106,609
------------------------------------------------------------------------------------------------

MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $15.713      $14.930     $17.969     $19.749     $20.902
          Ending AUV................   $14.930      $17.969     $19.749     $20.902     $23.242
          Ending Number of AUs......   6            12,888      50,786      76,861      88,286
------------------------------------------------------------------------------------------------

MFS TOTAL RETURN - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $20.353      $19.853     $22.797     $24.931     $25.240
          Ending AUV................   $19.853      $22.797     $24.931     $25.240     $27.772
          Ending Number of AUs......   5            18,660      76,118      132,859     184,658
------------------------------------------------------------------------------------------------

MID-CAP GROWTH - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $7.423       $6.965      $9.392      $10.528     $10.672
          Ending AUV................   $6.965       $9.392      $10.528     $10.672     $10.754
          Ending Number of AUs......   14           55,256      123,122     185,705     220,120
------------------------------------------------------------------------------------------------

MTB MANAGED ALLOCATION FUND - MODERATE GROWTH II - MTB*
(Inception Date - 02/05/07)
          Beginning AUV.............   N/A          N/A         N/A         N/A         N/A
          Ending AUV................   N/A          N/A         N/A         N/A         N/A
          Ending Number of AUs......   N/A          N/A         N/A         N/A         N/A
------------------------------------------------------------------------------------------------

NATURAL RESOURCES - AST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $14.699      $15.272     $22.162     $27.232     $39.093
          Ending AUV................   $15.272      $22.162     $27.232     $39.093     $47.983
          Ending Number of AUs......   7            2,659       13,516      20,935      46,948
------------------------------------------------------------------------------------------------

REAL ESTATE - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $11.721      $11.836     $16.050     $21.219     $23.619
          Ending AUV................   $11.836      $16.050     $21.219     $23.619     $31.207
          Ending Number of AUs......   9            5,172       21,487      41,656      76,509
------------------------------------------------------------------------------------------------

REAL RETURN - SST Class 3 Shares
(Inception Date - 05/03/10)
          Beginning AUV.............   N/A          N/A         N/A         N/A         N/A
          Ending AUV................   N/A          N/A         N/A         N/A         N/A
          Ending Number of AUs......   N/A          N/A         N/A         N/A         N/A
------------------------------------------------------------------------------------------------
                                        FISCAL      FISCAL      FISCAL      FISCAL
                                         YEAR        YEAR        YEAR        YEAR
                                         ENDED       ENDED       ENDED       ENDED
         VARIABLE PORTFOLIOS           12/31/07    12/31/08    12/31/09    12/31/10
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

HIGH-YIELD BOND - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $20.828     $20.746     $13.828     $19.294
          Ending AUV................   $20.746     $13.828     $19.294     $21.723
          Ending Number of AUs......   84,113      82,758      92,698      94,651
-----------------------------------------------------------------------------------

INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $14.413     $16.333     $9.714      $12.324
          Ending AUV................   $16.333     $9.714      $12.324     $13.137
          Ending Number of AUs......   617,605     646,353     585,348     538,952
-----------------------------------------------------------------------------------

INTERNATIONAL GROWTH AND INCOME - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $18.647     $19.633     $10.433     $13.095
          Ending AUV................   $19.633     $10.433     $13.095     $13.778
          Ending Number of AUs......   260,614     464,017     455,434     431,995
-----------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME - LASF Class VC Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $13.758     $14.016     $8.777      $10.278
          Ending AUV................   $14.016     $8.777      $10.278     $11.885
          Ending Number of AUs......   360,606     487,800     515,858     480,664
-----------------------------------------------------------------------------------

MARSICO FOCUSED GROWTH - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $12.053     $13.458     $7.824      $10.048
          Ending AUV................   $13.458     $7.824      $10.048     $11.590
          Ending Number of AUs......   123,461     140,142     135,233     127,095
-----------------------------------------------------------------------------------

MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $23.242     $25.248     $16.758     $20.866
          Ending AUV................   $25.248     $16.758     $20.866     $22.794
          Ending Number of AUs......   84,562      124,500     143,087     141,872
-----------------------------------------------------------------------------------

MFS TOTAL RETURN - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $27.772     $28.439     $21.787     $25.360
          Ending AUV................   $28.439     $21.787     $25.360     $27.416
          Ending Number of AUs......   225,259     241,020     221,904     215,014
-----------------------------------------------------------------------------------

MID-CAP GROWTH - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $10.754     $12.356     $6.875      $9.620
          Ending AUV................   $12.356     $6.875      $9.620      $11.857
          Ending Number of AUs......   245,803     257,071     230,795     224,770
-----------------------------------------------------------------------------------

MTB MANAGED ALLOCATION FUND - MODERATE GROWTH II - MTB*
(Inception Date - 02/05/07)
          Beginning AUV.............   $10.000     $10.381     $7.251      $8.972
          Ending AUV................   $10.381     $7.251      $8.972      $9.769
          Ending Number of AUs......   9,653       17,532      15,143      12,029
-----------------------------------------------------------------------------------

NATURAL RESOURCES - AST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $47.983     $66.094     $32.598     $50.623
          Ending AUV................   $66.094     $32.598     $50.623     $57.792
          Ending Number of AUs......   60,388      72,072      65,311      55,441
-----------------------------------------------------------------------------------

REAL ESTATE - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $31.207     $26.262     $14.476     $18.458
          Ending AUV................   $26.262     $14.476     $18.458     $21.742
          Ending Number of AUs......   115,332     201,077     203,955     182,596
-----------------------------------------------------------------------------------

REAL RETURN - SST Class 3 Shares
(Inception Date - 05/03/10)
          Beginning AUV.............   N/A         N/A         N/A         $11.303
          Ending AUV................   N/A         N/A         N/A         $11.400
          Ending Number of AUs......   N/A         N/A         N/A         6,772
-----------------------------------------------------------------------------------


     AU - Accumulation Unit
     AUV - Accumulation Unit Value
      * As of April 24, 2009, this fund was closed to new Purchase Payments, subsequent Purchase Payments and any transfers.

                                                     FISCAL      FISCAL      FISCAL      FISCAL
                                       INCEPTION      YEAR        YEAR        YEAR        YEAR
                                           TO         ENDED       ENDED       ENDED       ENDED
         VARIABLE PORTFOLIOS            12/31/02    12/31/03    12/31/04    12/31/05    12/31/06
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

SMALL COMPANY VALUE - SAST Class 3 Shares
(Inception Date - 05/01/06)
          Beginning AUV.............   N/A          N/A         N/A         N/A         $10.000
          Ending AUV................   N/A          N/A         N/A         N/A         $10.117
          Ending Number of AUs......   N/A          N/A         N/A         N/A         37,974
------------------------------------------------------------------------------------------------

SMALL & MID CAP VALUE - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $10.464      $10.122     $13.588     $15.770     $16.432
          Ending AUV................   $10.122      $13.588     $15.770     $16.432     $18.363
          Ending Number of AUs......   10           40,298      107,053     172,111     250,312
------------------------------------------------------------------------------------------------
STRATEGIC GROWTH - PVCF Class 2 Shares
(Inception Date - 01/29/07)
          Beginning AUV.............   N/A          N/A         N/A         N/A         N/A
          Ending AUV................   N/A          N/A         N/A         N/A         N/A
          Ending Number of AUs......   N/A          N/A         N/A         N/A         N/A
------------------------------------------------------------------------------------------------

TECHNOLOGY - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $2.048       $1.716      $2.544      $2.436      $2.388
          Ending AUV................   $1.716       $2.544      $2.436      $2.388      $2.373
          Ending Number of AUs......   49           38,060      73,154      122,732     165,697
------------------------------------------------------------------------------------------------

TELECOM UTILITY - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $8.494       $8.622      $10.068     $11.549     $12.087
          Ending AUV................   $8.622       $10.068     $11.549     $12.087     $15.021
          Ending Number of AUs......   12           1,443       3,520       6,378       11,743
------------------------------------------------------------------------------------------------

TOTAL RETURN BOND - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $13.871      $13.993     $17.344     $18.645     $19.658
          Ending AUV................   $13.993      $17.344     $18.645     $19.658     $21.174
          Ending Number of AUs......   7            875         12,255      17,131      26,951
------------------------------------------------------------------------------------------------

INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND, SERIES II SHARES
(Inception Date - 12/02/02)
          Beginning AUV.............   $7.598       $6.997      $8.755      $9.208      $9.762
          Ending AUV................   $6.997       $8.755      $9.208      $9.762      $9.867
          Ending Number of AUs......   13           6,547       22,764      28,122      29,207
------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND, SERIES II SHARES
(Inception Date - 12/02/02)
          Beginning AUV.............   $8.543       $8.155      $10.504     $12.149     $12.458
          Ending AUV................   $8.155       $10.504     $12.149     $12.458     $14.239
          Ending Number of AUs......   12           22,640      91,517      176,135     193,724
------------------------------------------------------------------------------------------------

INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND, SERIES II SHARES
(Inception Date - 12/02/02)
          Beginning AUV.............   $9.011       $8.791      $11.056     $12.428     $13.431
          Ending AUV................   $8.791       $11.056     $12.428     $13.431     $15.341
          Ending Number of AUs......   11           71,196      280,789     444,932     576,367
------------------------------------------------------------------------------------------------

                                        FISCAL      FISCAL      FISCAL      FISCAL
                                         YEAR        YEAR        YEAR        YEAR
                                         ENDED       ENDED       ENDED       ENDED
         VARIABLE PORTFOLIOS           12/31/07    12/31/08    12/31/09    12/31/10
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

SMALL COMPANY VALUE - SAST Class 3 Shares
(Inception Date - 05/01/06)
          Beginning AUV.............   $10.117     $9.283      $6.043      $7.836
          Ending AUV................   $9.283      $6.043      $7.836      $9.761
          Ending Number of AUs......   149,885     273,293     282,235     260,313
-----------------------------------------------------------------------------------

SMALL & MID CAP VALUE - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $18.363     $18.366     $11.728     $16.419
          Ending AUV................   $18.366     $11.728     $16.419     $20.299
          Ending Number of AUs......   325,083     473,757     449,700     412,328
-----------------------------------------------------------------------------------
STRATEGIC GROWTH - PVCF Class 2 Shares
(Inception Date - 01/29/07)
          Beginning AUV.............   $11.828     $12.615     $7.758      $9.708
          Ending AUV................   $12.615     $7.758      $9.708      $11.108
          Ending Number of AUs......   0           0           0           0
-----------------------------------------------------------------------------------

TECHNOLOGY - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $2.373      $2.842      $1.364      $2.016
          Ending AUV................   $2.842      $1.364      $2.016      $2.382
          Ending Number of AUs......   269,026     346,219     352,397     329,356
-----------------------------------------------------------------------------------

TELECOM UTILITY - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $15.021     $17.850     $10.971     $14.235
          Ending AUV................   $17.850     $10.971     $14.235     $15.885
          Ending Number of AUs......   19,879      32,109      27,343      22,878
-----------------------------------------------------------------------------------

TOTAL RETURN BOND - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.............   $21.174     $21.958     $22.667     $24.850
          Ending AUV................   $21.958     $22.667     $24.850     $25.962
          Ending Number of AUs......   31,715      145,453     227,056     239,799
-----------------------------------------------------------------------------------

INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND, SERIES II SHARES
(Inception Date - 12/02/02)
          Beginning AUV.............   $9.867      $11.335     $5.681      $9.268
          Ending AUV................   $11.335     $5.681      $9.268      $10.914
          Ending Number of AUs......   28,565      30,519      32,952      24,396
-----------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND, SERIES II SHARES
(Inception Date - 12/02/02)
          Beginning AUV.............   $14.239     $13.698     $8.661      $10.954
          Ending AUV................   $13.698     $8.661      $10.954     $12.481
          Ending Number of AUs......   208,920     293,889     336,163     306,579
-----------------------------------------------------------------------------------

INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND, SERIES II SHARES
(Inception Date - 12/02/02)
          Beginning AUV.............   $15.341     $15.491     $10.343     $12.643
          Ending AUV................   $15.491     $10.343     $12.643     $13.970
          Ending Number of AUs......   668,895     782,774     788,507     740,293
-----------------------------------------------------------------------------------



     AU - Accumulation Unit
     AUV - Accumulation Unit Value

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following details the death benefit payable upon the Continuing Spouse's death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on whether Living Benefits were elected, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse's date of death.

Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.

The term "Continuation Net Purchase Payment" is used frequently in describing the death benefit payable upon a spousal continuation. We define Continuation Net Purchase Payment as Net Purchase Payments made on or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution, is considered a Purchase Payment.

The term "Continuation Purchase Payment" is used to describe the death benefit payable upon a spousal continuation. We define Continuation Purchase Payment as Purchase Payments made on or after the Continuation Date.

The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.

The term "Withdrawal Adjustment" is used, if a Living Benefit had been elected, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when the Continuing Spouse takes a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to the Continuing Spouse's 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to the Continuing Spouse's 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the excess withdrawal reduced the resulting contract value. If a withdrawal is taken on or after the Continuing Spouse's 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.

THE COMPANY WILL NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS DESCRIBED BELOW ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER THE CONTINUING SPOUSE'S 86TH BIRTHDAY.

THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2009:

The death benefit is calculated differently depending on whether the original Owner had elected one of the Living Benefits, described above.

DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

THE FOLLOWING DESCRIBES THE DEATH BENEFIT WITHOUT ELECTION OF A LIVING BENEFIT:

If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:

     a.  Contract value; or

     b.  Continuation Net Purchase Payments; or

     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death, adjusted for any Continuation Net Purchase Payments received since that anniversary. The anniversary values for any year is equal to the contract value on the applicable anniversary after the Continuation Date.

If the Continuing Spouse is age 83-85 on the Continuation date, the death benefit will be the greater of:

     a.  Contract value; or

     b.  Continuation Net Purchase Payments.

If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value.

THE FOLLOWING DESCRIBES THE DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:

If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:

     a. Contract value; or

     b. Continuation Purchase Payments reduced by:

          (i) any Withdrawal Adjustments after the Continuation Date, if the Living Benefit has not been terminated; or

          (ii) any Withdrawal Adjustments after the Continuation Date, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death, plus Continuation Purchase Payments received since that contract anniversary; and reduced by:

          (i) any Withdrawal Adjustments since that contract anniversary, if the Living Benefit has not been terminated: or

          (ii) any Withdrawal Adjustments since that contract anniversary, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

     The anniversary value for any year is equal to the contract value on the applicable anniversary.

If the Continuing Spouse is age 83-85 on the Continuation date, the death benefit will be the greater of:

     a. Contract value; or

     b. The lesser of:

          (1) Continuation Net Purchase Payments; or

          (2) 125% of the contract value.

If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value.

THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN MAY 1, 2007 AND APRIL 30, 2009:

If the Continuing Spouse is below age 83 on the Continuation Date, the death benefit is the greatest of:

     1. Contract value; or

     2. Contract value on the Continuation Date, plus Purchase Payments received after the Continuation Date and prior to the Continuing Spouse's 86th birthday, reduced for withdrawals in the same proportion that the withdrawal reduced contract value on that date of such withdrawal; or

     3. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary, plus Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the greater of:

     1. Contract value; or

     2. Contract value on the Continuation Date, plus Purchase Payment received after the Continuation Date but prior to the Continuing Spouse's 86th birthday, reduced for withdrawals in the same proportion that the withdrawal reduced contract value on that date of such withdrawal.

If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit will be equal to the contract value.

THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN MAY 1, 2004 AND APRIL 30, 2007:

If the Continuing Spouse is below age 90 at the time of death, and:

If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

     1. Contract value; or

     2. Continuation Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any withdrawals recorded since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal. contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments received since the original issue date; or

     3. Maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that the withdrawal reduced each contract value on the date of the withdrawal. Contract anniversary is defined as the full 12 month period after the original contract issue date.

If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary Value death benefit, their beneficiary will receive only the contract value.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO EXISTING CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    APPENDIX C - THE GUARANTEE FOR CONTRACTS ISSUED PRIOR TO FEBRUARY 1, 2008
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GUARANTEE OF INSURANCE OBLIGATIONS

The Company's insurance policy obligations for individual and group contracts issued prior to January 31, 2008 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home" or "Guarantor"), a subsidiary of American International Group and an affiliate of the Company. Please see the Statement of Additional Information for more information regarding these arrangements.

As of January 31, 2008 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group.

  Please forward a copy (without charge) of the Polaris(II) Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)


       ----------------------------------------------------------
       Name

       ----------------------------------------------------------
       Address

       ----------------------------------------------------------
       City/State/Zip


Contract Issue Date: -------------------------------------------------------


Date: ------------------------------    Signed: ----------------------------



  Return to: First SunAmerica Life Insurance Company, Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299

                                [POLARIS II LOGO]
                                   PROSPECTUS
                                   MAY 2, 2011

               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                               issued by Depositor
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                               in connection with
                          FS VARIABLE SEPARATE ACCOUNT


This variable annuity has several investment choices - Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Variable Portfolios are part of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(6), American Funds Insurance Series, Anchor Series Trust, Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., Seasons Series Trust and SunAmerica Series Trust.


This variable annuity is no longer being offered for sale to new contract owners.



UNDERLYING FUNDS:                                                        MANAGED BY:
     Aggressive Growth                                                   Wells Capital Management Incorporated
     Alliance Growth                                                     AllianceBernstein L.P.
     American Funds Global Growth(3)                                     Capital Research and Management Company
     American Funds Growth(3)                                            Capital Research and Management Company
     American Funds Growth-Income(3)                                     Capital Research and Management Company
     Asset Allocation                                                    Edge Asset Management, Inc.
     Balanced                                                            J.P. Morgan Investment Management Inc.
     Blue Chip Growth                                                    SunAmerica Asset Management Corp.
     Capital Appreciation                                                Wellington Management Company, LLP
     Capital Growth                                                      OppenheimerFunds, Inc.
     Cash Management                                                     BofA Advisors, LLC
     Corporate Bond                                                      Federated Investment Management Company
     Davis Venture Value                                                 Davis Selected Advisers, L.P.
     "Dogs" of Wall Street(1)                                            SunAmerica Asset Management Corp.
     Emerging Markets                                                    Putnam Investment Management, LLC
     Equity Opportunities                                                OppenheimerFunds, Inc.
     Foreign Value                                                       Templeton Investment Counsel, LLC
     Franklin Income Securities Fund                                     Franklin Advisers, Inc.
     Franklin Templeton VIP Founding Funds Allocation Fund               Franklin Templeton Services, LLC(2)
     Fundamental Growth                                                  Wells Capital Management Incorporated
     Global Bond                                                         Goldman Sachs Asset Management
                                                                         International
     Global Equities                                                     J.P. Morgan Investment Management Inc.
     Government and Quality Bond                                         Wellington Management Company, LLP
     Growth                                                              Wellington Management Company, LLP
     Growth-Income                                                       J.P. Morgan Investment Management Inc.(4)
     Growth Opportunities                                                Invesco Advisers, Inc.
     High-Yield Bond                                                     PineBridge Investments LLC
     International Diversified Equities                                  Morgan Stanley Investment Management, Inc.
     International Growth and Income                                     Putnam Investment Management, LLC
     Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares       Invesco Advisers, Inc.
     Invesco Van Kampen V.I. Comstock Fund, Series II Shares             Invesco Advisers, Inc.
     Invesco Van Kampen V.I. Growth and Income Fund, Series II Shares    Invesco Advisers, Inc.
     Lord Abbett Growth and Income                                       Lord, Abbett & Co. LLC
     Marsico Focused Growth                                              Marsico Capital Management, LLC
     MFS Massachusetts Investors Trust(1)                                Massachusetts Financial Services Company
     MFS Total Return                                                    Massachusetts Financial Services Company
     Mid-Cap Growth                                                      J.P. Morgan Investment Management Inc.
     Natural Resources                                                   Wellington Management Company, LLP
     Real Estate                                                         Davis Selected Advisers, L.P.
     Real Return                                                         Wellington Management Company, LLP
     Small & Mid Cap Value                                               AllianceBernstein L.P.
     Small Company Value                                                 Franklin Advisory Services, LLC
     Technology                                                          Columbia Management Investment Advisers,
                                                                         LLC
     Telecom Utility                                                     Massachusetts Financial Services Company
     Total Return Bond                                                   Pacific Investment Management Company LLC


(1) "Dogs" of Wall Street is an equity fund seeking total return including capital appreciation and current income.
    MFS Massachusetts Investors Trust is an equity fund seeking reasonable current income and long-term growth of capital and income.

(2) Franklin Templeton Services, LLC is the administrator of this Fund-of-Funds. Franklin Templeton Services, LLC may receive assistance from Franklin Advisers, Inc. in monitoring the Underlying Funds and the VIP Founding
    Fund's investment in the underlying funds.

(3) Separate investment of American Funds Insurance Series.

(4) On November 15, 2010, the investment manager of the Growth-Income Variable Portfolio changed from
    AllianceBernstein L.P. to J.P. Morgan Investment Management Inc.



Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 2, 2011. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.


ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
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
GLOSSARY..............................................................    3
HIGHLIGHTS............................................................    4
FEE TABLE.............................................................    6
     Maximum Owner Transaction Expenses...............................    6
     Contract Maintenance Fee.........................................    6
     Separate Account Annual Expenses.................................    6
     Additional Optional Feature Fees.................................    6
     Optional MarketLock Income Plus Fee..............................    6
     Optional MarketLock For Life Plus Fee............................    6
     Optional MarketLock Fee..........................................    6
     Underlying Fund Expenses.........................................    6
MAXIMUM AND MINIMUM EXPENSE EXAMPLES..................................    7
THE POLARIS(II) VARIABLE ANNUITY......................................    8
PURCHASING A POLARIS(II) VARIABLE ANNUITY.............................    8
     Allocation of Purchase Payments..................................    9
     Accumulation Units...............................................   10
     Right to Examine.................................................   10
     Exchange Offers..................................................   10
     Important Information for Military Servicemembers................   11
INVESTMENT OPTIONS....................................................   11
     Variable Portfolios..............................................   11
          AIM Variable Insurance Funds (Invesco Variable Insurance
                      Funds)..........................................   11
          American Funds Insurance Series.............................   11
          Anchor Series Trust.........................................   11
          Franklin Templeton Variable Insurance Products Trust........   11
          Lord Abbett Series Fund, Inc. ..............................   12
          Seasons Series Trust........................................   12
          SunAmerica Series Trust.....................................   12
     Substitution, Addition or Deletion of Variable Portfolios........   14
     Fixed Accounts...................................................   14
     Dollar Cost Averaging Fixed Accounts.............................   14
     Dollar Cost Averaging Program....................................   15
     Polaris Portfolio Allocator Program..............................   15
     Transfers During the Accumulation Phase..........................   17
     Automatic Asset Rebalancing Program..............................   20
     Voting Rights....................................................   20
ACCESS TO YOUR MONEY..................................................   20
     Free Withdrawal Amount...........................................   20
     Systematic Withdrawal Program....................................   21
     Nursing Home Waiver..............................................   22
     Minimum Contract Value...........................................   22
     Qualified Contract Owners........................................   22
OPTIONAL LIVING BENEFITS..............................................   22
     MarketLock Income Plus...........................................   22
     MarketLock For Life Plus.........................................   30
     MarketLock.......................................................   37
DEATH BENEFITS........................................................   42
     Extended Legacy Program and Beneficiary Continuation Options.....   42
     Death Benefit Defined Terms......................................   43
     Spousal Continuation.............................................   44
EXPENSES..............................................................   44
     Separate Account Expenses........................................   44
     Withdrawal Charges...............................................   44
     Underlying Fund Expenses.........................................   45
     Contract Maintenance Fee.........................................   45
     Transfer Fee.....................................................   45
     Optional MarketLock Income Plus Fee..............................   45
     Optional MarketLock For Life Plus Fee............................   46
     Optional MarketLock Fee..........................................   46
     Income Taxes.....................................................   46
     Reduction or Elimination of Fees, Expenses and Additional Amounts
            Credited..................................................   46
PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT..............   47
ANNUITY INCOME OPTIONS................................................   48
     The Income Phase.................................................   48
     Annuity Income Options...........................................   49
     Fixed or Variable Annuity Income Payments........................   49
     Annuity Income Payments..........................................   49
     Transfers During the Income Phase................................   50
     Deferment of Payments............................................   50
TAXES.................................................................   50
     Annuity Contracts in General.....................................   50
     Tax Treatment of Distributions - Non-Qualified Contracts.........   50
     Tax Treatment of Distributions - Qualified Contracts.............   51
     Required Minimum Distributions...................................   53
     Tax Treatment of Death Benefits..................................   53
     Tax Treatment of Optional Living Benefits........................   54
     Contracts Owned by a Trust or Corporation........................   54
     Gifts, Pledges and/or Assignments of a Contract..................   54
     Diversification and Investor Control.............................   54
OTHER INFORMATION.....................................................   55
     The Distributor..................................................   55
     The Company......................................................   55
     The Separate Account.............................................   56
     The General Account..............................................   56
     Financial Statements.............................................   56
     Administration...................................................   57
     Legal Proceedings................................................   57
     Registration Statements..........................................   57
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION..............   57
APPENDIX A - CONDENSED FINANCIAL INFORMATION..........................  A-1
APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION............  B-1
APPENDIX C - OPTIONAL LIVING BENEFITS EXAMPLES........................  C-1
APPENDIX D - THE GUARANTEE FOR CONTRACTS ISSUED PRIOR TO FEBRUARY 1,
  2008................................................................  D-1
APPENDIX E - LIVING BENEFIT PROVISIONS FOR CONTRACTS ISSUED PRIOR TO
  MAY 1, 2008.........................................................  E-1
APPENDIX F - DEATH BENEFITS FOR CONTRACTS ISSUED PRIOR TO MAY 1,
  2004................................................................  F-1

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                                    GLOSSARY
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We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date you select on which annuity income payments begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person you designate to receive any benefits under the contract if you or the Annuitant dies.

COMPANY - Refers to First SunAmerica Life Insurance Company ("First SunAmerica"), the insurer that issues this contract. The term "we," "us" and "our" are also used to identify the issuing Company.

CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.

GOOD ORDER - Fully and accurately completed forms, including any necessary supplementary documentation, applicable to any given transaction or request received by us.


INCOME PHASE - The period upon annuitization during which we make annuity income payments to you.


INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.


LATEST ANNUITY DATE - The first business day of the month following your 90th birthday.


MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's general account. The Separate Account is divided into Variable Portfolios.

TRUSTS - Collectively refers to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Anchor Series Trust, American Funds Insurance Series, Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., Seasons Series Trust and SunAmerica Series Trust.

UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio, which is a subaccount of the Separate Account, invests in shares of one of the Underlying Funds. Each Underlying Fund has its own investment objective.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Polaris(II) Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to provide for your retirement.

RIGHT TO EXAMINE: You may cancel your contract within 10 days after receiving it, and not be charged a withdrawal charge. You will receive the greater of Purchase Payments or the value of your contract on the day that we receive your request. The amount may be more or less than your original Purchase Payments. PLEASE SEE PURCHASING A POLARIS (II) VARIABLE ANNUITY AND RIGHT TO EXAMINE IN THE PROSPECTUS.


EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $30 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. The fee is deducted on a pro rata basis from the portion of your contract value allocated to the Variable Portfolios on your contract anniversary. We also deduct separate account charges, which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios, including 12b-1 fees of up to 0.25%. If you elect optional features available under the contract, we may charge additional fees for those features. A separate withdrawal charge schedule applies to each Purchase Payment. Your contract provides a free withdrawal amount each year. Withdrawal charges no longer apply to a Purchase Payment that has been in the contract for seven complete years. PLEASE SEE FEE TABLE, PURCHASING A POLARIS (II) VARIABLE ANNUITY, FREE WITHDRAWAL AMOUNT AND EXPENSES IN THE PROSPECTUS.



ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.



OPTIONAL LIVING BENEFITS: You may have elected one of the optional living benefits that were available under your contract for an additional fee. These living benefits were designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. These benefits can provide a guaranteed income stream during the Accumulation Phase that may last as long as you live.



You should consider the impact of Excess Withdrawals on the Living Benefit you elect. Withdrawals in excess of the prescribed amount can have a detrimental impact on the guaranteed benefit. In addition, if an Excess Withdrawal reduces your contract value to zero, your contract will terminate and no further benefits are payable. PLEASE SEE OPTIONAL LIVING BENEFITS IN THE PROSPECTUS.


DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

ANNUITY INCOME OPTIONS: When you switch to the Income Phase, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299. Telephone Number: (800) 445-7862. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.


IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONG OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.


PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT ARE APPLICABLE TO THE CONTRACT AND WHEN YOU TRANSFER CONTRACT VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT.


MAXIMUM OWNER TRANSACTION EXPENSES

Maximum Withdrawal Charges (as a percentage of
  each Purchase Payment)(1).......................   7%



TRANSFER FEE

$25 per transfer after the first 15 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE(2).................  $30




SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)


Mortality and Expense Risk Charge........   1.37%
Distribution Expense Charge..............   0.15%
                                            =====
  TOTAL SEPARATE ACCOUNT ANNUAL
     EXPENSES............................   1.52%





ADDITIONAL OPTIONAL FEATURE FEES



You may have elected one of the following optional living benefits below, all of which are guaranteed minimum withdrawal benefits:


OPTIONAL MARKETLOCK INCOME PLUS FEE
(calculated as a percentage of the Income Base)(3)

NUMBER OF COVERED PERSONS                               ANNUALIZED FEE
-------------------------                            --------------------
For One Covered Person............................           0.85%
For Two Covered Persons...........................           1.10%


OPTIONAL MARKETLOCK FOR LIFE PLUS FEE
(calculated as a percentage of the Income Base)(3)

NUMBER OF COVERED PERSONS                               ANNUALIZED FEE
-------------------------                            --------------------
For One Covered Person............................           0.75%
For Two Covered Persons...........................           1.00%


OPTIONAL MARKETLOCK FEE
(calculated as a percentage of the MAV Benefit Base)(4)

                                                        ANNUALIZED FEE
                                                        --------------
All Contract Years................................           0.50%


UNDERLYING FUND EXPENSES

(AS OF JANUARY 31, 2011)


THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.


TOTAL ANNUAL UNDERLYING FUNDS       MINIMUM   MAXIMUM
EXPENSES(5)                         -------   -------
(expenses that are deducted from
  Underlying Funds of the Trusts,
  including management fees,
  other expenses and 12b-1 fees
  if applicable.)................    0.54%     1.58%



FOOTNOTES TO THE FEE TABLE:

(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines over 7 years as follows:

YEARS SINCE RECEIPT:..............................................   1    2    3    4    5    6    7    8+
                                                                     7%   6%   5%   4%   3%   2%   1%   0%




  Your contract provides for a free withdrawal amount each year. PLEASE SEE FREE WITHDRAWAL AMOUNT BELOW.



(2) The contract maintenance fee is assessed annually and may be waived if contract value is $50,000 or more. The fee is deducted on a pro rata basis from the portion of your contract value allocated to the Variable Portfolios on your contract anniversary.


(3) MarketLock Income Plus and MarketLock For Life Plus are optional guaranteed minimum withdrawal benefits. The annual fee is assessed against the Income Base which determines the basis of the guaranteed benefit. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS below. If you purchased your contract prior to May 1, 2008 and elected MarketLock For Life Plus, please see Appendix E for the fee applicable to this feature.

(4) MarketLock is an optional guaranteed minimum withdrawal benefit. The fee is assessed against the MAV Benefit Base which determines the basis of the guaranteed benefit. The applicable annualized fee is deducted from the portion your contract value allocated to the Variable Portfolio at the end of the first quarter following the election and quarterly thereafter. For a complete description of how the MAV Benefit Base is calculated, please see OPTIONAL LIVING BENEFITS below.


(5) The maximum expense is for an Underlying Fund of SunAmerica Series Trust, as of its fiscal year ended January 31, 2011. The minimum expense is for an Underlying Fund of American Funds Insurance Series Trust as of its fiscal year ended December 31, 2010.

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--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.52%, optional MarketLock Income Plus feature (1.10%) and investment in an Underlying Fund with maximum total expenses of 1.58%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
$1,127     $1,789     $2,465     $4,413



(2) If you do not surrender or annuitize your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $427      $1,289     $2,165     $4,413





MINIMUM EXPENSE EXAMPLES
(assuming separate account annual expenses of 1.52%, no election of optional features and investment in an Underlying Fund with minimum total expenses of 0.54%)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $914      $1,161     $1,434     $2,441


(2) If you do not surrender or annuitize your contract at the end of the applicable time period:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $214       $661      $1,134     $2,441



EXPLANATION OF EXPENSE EXAMPLES



1. The purpose of the Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.


2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed.

3. If you elected other optional features, your expenses would be lower than those shown in the Maximum Expense Examples. The Maximum Expense Examples assume that the Income Base, which is used to calculate the MarketLock Income Plus fee, equals contract value and that no withdrawals are taken during the stated period.


4. If you elected optional features, you do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.


5. If you purchased your contract prior to May 1, 2008, you may have elected certain optional living benefits that are no longer being offered to new contract owners. Please see Appendix E for details about those benefits, including applicable fees.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.

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--------------------------------------------------------------------------------
                                 THE POLARIS(II)
                                VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract. The contract provides several main benefits:


     - Optional Living Benefit: If you elect an optional living benefit, the Company guarantees to provide a guaranteed income stream, with additional benefits under the feature you elect, in the event your contract value declines due to unfavorable investment performance and withdrawals within the feature's parameters.


     - Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.

     - Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.


This variable annuity was developed to help you plan for your retirement. In the Accumulation phase, it can help you build assets on a tax-deferred basis. In the Income Phase, it can provide you with guaranteed income through annuity income payments. Alternatively, you may elect an optional living benefit that is designed to help you create a guaranteed income stream that may last as long as you live.


The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, PLEASE SEE INVESTMENT OPTIONS BELOW.


As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. PLEASE SEE TAXES BELOW. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, PLEASE SEE FEE TABLE ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            PURCHASING A POLARIS(II)
                                VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. FOR FURTHER EXPLANATION, PLEASE SEE TAXES BELOW.


------------------------------------------------------------------------------
                                                                  MINIMUM
                                                                 AUTOMATIC
                                              MINIMUM           SUBSEQUENT
                      MINIMUM INITIAL       SUBSEQUENT           PURCHASE
                     PURCHASE PAYMENT    PURCHASE PAYMENT         PAYMENT
------------------------------------------------------------------------------
     Qualified            $2,000               $250                $100
------------------------------------------------------------------------------
   Non-Qualified          $5,000               $500                $100
------------------------------------------------------------------------------



Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.


We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,500,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept any Purchase Payment. Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. In addition, for any contracts that meet or exceed these dollar amount limitations, we further reserve the right to impose certain limitations on available living benefits under the contract. The terms creating any limit on the maximum death or living benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

NON-NATURAL OWNERSHIP


A trust, corporation or other non-natural entity may only purchase this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected. FOR MORE INFORMATION ON NON-NATURAL OWNERSHIP, PLEASE SEE TAXES BELOW.



Various considerations may apply with respect to non-natural ownership of this contract including but not limited to estate planning, tax consequences and the propriety of this contract as an investment consistent with a non-natural Owner's organizational documentation. You should consult with your tax and/or legal advisor in connection with non-natural ownership of this contract.


MAXIMUM ISSUE AGE


We will not issue a contract to anyone age 86 or older on the contract issue date. We will not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. PLEASE SEE TAXES BELOW. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.


TERMINATION OF THE CONTRACT FOR MISSTATEMENT AND/OR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.

JOINT OWNERSHIP

We allow this contract to be jointly owned. We require that the joint Owners be spouses except in states that allow non-spouses to be joint Owners. The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.

Certain states require that the benefits and features of the contract be made available to domestic or civil union partners ("Domestic Partners") who qualify for treatment as, or are equal to, spouses under state law. Other states allow same-sex partners to marry ("Same-Sex Spouses"). There are also states that require us to issue the contract to non-spousal joint Owners. However, Domestic Partners, Same-Sex Spouses and non-spousal joint Owners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the Internal Revenue Code. Therefore, the ability of Domestic Partners, Same-Sex Spouses and non-spousal joint Owners to fully benefit from certain benefits and features of the contract, such as optional living benefits, if applicable, that guarantee withdrawals over two lifetimes may be limited by the conflict between certain state and federal laws.

ASSIGNMENT OF THE CONTRACT

You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.


We reserve the right not to recognize any assignment if it changes the risk profile of the owner of the contract, as determined in our sole discretion or if not permitted by the Internal Revenue Code. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS ON THE TAX CONSEQUENCES OF AN ASSIGNMENT. You should consult a qualified tax adviser before assigning the contract.


ALLOCATION OF PURCHASE PAYMENTS


In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. Thus, if we have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will be priced as of the time they are received by the broker-dealer. However, if we do not have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will not be priced until they are received by us. You assume any risk in market fluctuations if you submit your Purchase Payment directly to a broker-dealer that is not deemed our agent, should there be a delay in that broker-dealer delivering your Purchase Payment to us. Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.


An initial Purchase Payment will be priced within two business days after it is received by us in Good Order if the

Purchase Payment is received before Market Close. If the initial Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two NYSE business days after the next NYSE business day. We allocate your initial Purchase Payments as of the date such Purchase Payments are priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within five NYSE business days, we will send your money back to you, or obtain your permission to keep your money until we get the information necessary to issue the contract.



Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next NYSE business day. We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. PLEASE SEE INVESTMENT OPTIONS BELOW.


Purchase Payments submitted by check can only be accepted by the Company at the Payment Center at the following address:

First SunAmerica
P.O. Box 100357
Pasadena, CA 91189-0357

Purchase Payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.

Overnight deliveries of Purchase Payments can only be accepted at the following address:

First SunAmerica
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-0357

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Payment Center.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we process your Purchase Payment, as described under ALLOCATION OF PURCHASE PAYMENTS above, if before that day's Market Close, or on the next business day's unit value if we process your Purchase Payment after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable daily asset based charges;
        and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

EXAMPLE:

We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it. We call this a "free look." To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, we will refund to you the greater of (1) your Purchase Payments; or (2) value of your contract on the day we receive your request in Good Order at the Annuity Service Center.

We reserve the right to invest your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.

EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS

If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing. Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI"). More details may be obtained on-line at the following website: www.insurance.va.gov. This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract. No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               INVESTMENT OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.


The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract owners. We offer Underlying Funds of the Anchor Series Trust, Seasons Series Trust and SunAmerica Series Trust at least in part because they are managed by SunAmerica Asset Management Corp. ("SAAMCo"), a wholly-owned subsidiary of SunAmerica Annuity.

You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.


During periods of low short-term interest rates, and in part due to contract fees and expenses, the investment return of the Cash Management Variable Portfolio may become extremely low and possibly negative. In the case of negative returns, your investment in the Cash Management Variable Portfolio will lose value.


We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) -- SERIES II SHARES


     Invesco Advisers, Inc. is the investment adviser to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF").


     AMERICAN FUNDS INSURANCE SERIES - CLASS 2 SHARES

     Capital Research and Management Company is the investment adviser to American Funds Insurance Series ("AFIS").

     ANCHOR SERIES TRUST - CLASS 3 SHARES

     SAAMCo is the investment adviser and various managers are the subadviser to Anchor Series Trust ("AST").

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2 SHARES

     Franklin Advisers, Inc. is the investment adviser to Franklin Templeton Variable Insurance Products Trust ("FTVIPT").

     Franklin Templeton VIP Founding Funds Allocation Fund ("VIP Founding Funds") is structured as a Fund-of-Funds. A Fund-of-Funds invests in other underlying funds. Expenses for a Fund-of-Funds may be higher than that for other funds because a Fund-of-Funds bears its own expenses and indirectly bears its proportionate share of expenses of the Underlying Funds in which it invests. The administrator for the VIP Founding Funds is Franklin Templeton Services, LLC. Franklin Templeton Services, LLC may receive assistance from Franklin Advisers, Inc. in monitoring the Underlying Funds and the VIP Founding Fund's investment in the Underlying Funds. Each Underlying Fund of the VIP Founding Funds has its own investment adviser.

     Please see the Franklin Templeton Variable Insurance Products prospectus for details.

     LORD ABBETT SERIES FUND, INC. - CLASS VC SHARES

     Lord, Abbett & Co. LLC is the investment adviser to Lord Abbett Series Fund, Inc. ("LASF").

     SEASONS SERIES TRUST -- CLASS 3 SHARES

     The Real Return Portfolio listed below is part of the Seasons Series Trust ("SST"). SAAMCo manages this Trust and generally engages subadvisers to provide investment advice for the Underlying Funds.

     SUNAMERICA SERIES TRUST - CLASS 3 SHARES

     SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").

           (PLEASE SEE NEXT PAGE FOR FULL LIST OF INVESTMENT OPTIONS)

UNDERLYING FUNDS:                      MANAGED BY:                                      TRUST    ASSET CLASS
-----------------                      -----------                                     ------    -----------
Aggressive Growth                      Wells Capital Management Incorporated           SAST      STOCK
Alliance Growth                        AllianceBernstein L.P.                          SAST      STOCK
American Funds Global Growth           Capital Research and Management Company         AFIS      STOCK
American Funds Growth                  Capital Research and Management Company         AFIS      STOCK
American Funds Growth-Income           Capital Research and Management Company         AFIS      STOCK
Asset Allocation                       Edge Asset Management, Inc.                     AST       BALANCED
Balanced                               J.P. Morgan Investment Management Inc.          SAST      BALANCED
Blue Chip Growth                       SunAmerica Asset Management Corp.               SAST      STOCK
Capital Appreciation                   Wellington Management Company, LLP              AST       STOCK
Capital Growth                         OppenheimerFunds, Inc.                          SAST      STOCK
Cash Management                        BofA Advisors, LLC                              SAST      CASH
Corporate Bond                         Federated Investment Management Company         SAST      BOND
Davis Venture Value                    Davis Selected Advisers, L.P.                   SAST      STOCK
"Dogs" of Wall Street                  SunAmerica Asset Management Corp.               SAST      STOCK
Emerging Markets                       Putnam Investment Management, LLC               SAST      STOCK
Equity Opportunities                   OppenheimerFunds, Inc.                          SAST      STOCK
Foreign Value                          Templeton Investment Counsel, LLC               SAST      STOCK
Franklin Income Securities Fund        Franklin Advisers, Inc.                         FTVIPT    BALANCED
Franklin Templeton VIP Founding        Franklin Templeton Services, LLC                FTVIPT    BALANCED
  Funds Allocation Fund
Fundamental Growth                     Wells Capital Management Incorporated           SAST      STOCK
Global Bond                            Goldman Sachs Asset Management Int'l.           SAST      BOND
Global Equities                        J.P. Morgan Investment Management Inc.          SAST      STOCK
Government and Quality Bond            Wellington Management Company, LLP              AST       BOND
Growth                                 Wellington Management Company, LLP              AST       STOCK
Growth-Income                          J.P. Morgan Investment Management Inc.          SAST      STOCK
Growth Opportunities                   Invesco Advisers, Inc.                          SAST      STOCK
High-Yield Bond                        PineBridge Investments LLC                      SAST      BOND
International Diversified Equities     Morgan Stanley Investment Management, Inc.      SAST      STOCK
International Growth and Income        Putnam Investment Management, LLC               SAST      STOCK
Invesco Van Kampen V.I. Capital        Invesco Advisers, Inc.                          AVIF      STOCK
  Growth Fund, Series II Shares
Invesco Van Kampen V.I. Comstock       Invesco Advisers, Inc.                          AVIF      STOCK
  Fund, Series II Shares
Invesco Van Kampen V.I. Growth and     Invesco Advisers, Inc.                          AVIF      STOCK
  Income Fund, Series II Shares
Lord Abbett Growth and Income          Lord, Abbett & Co. LLC                          LASF      STOCK
Marsico Focused Growth                 Marsico Capital Management, LLC                 SAST      STOCK
MFS Massachusetts Investors Trust      Massachusetts Financial Services Company        SAST      STOCK
MFS Total Return                       Massachusetts Financial Services Company        SAST      BALANCED
Mid-Cap Growth                         J.P. Morgan Investment Management Inc.          SAST      STOCK
Natural Resources                      Wellington Management Company, LLP              AST       STOCK
Real Estate                            Davis Selected Advisers, L.P.                   SAST      STOCK
Real Return                            Wellington Management Company, LLP              SST       BOND
Small & Mid Cap Value                  AllianceBernstein L.P.                          SAST      STOCK
Small Company Value                    Franklin Advisory Services, LLC                 SAST      STOCK
Technology                             Columbia Management Investment Advisers, LLC    SAST      STOCK
Telecom Utility                        Massachusetts Financial Services Company        SAST      STOCK
Total Return Bond                      Pacific Investment Management Company LLC       SAST      BOND






YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS. YOU MAY OBTAIN AN ADDITIONAL COPY OF THESE PROSPECTUSES FOR THE TRUSTS BY CALLING OUR ANNUITY SERVICE CENTER AT (800) 445-7862 OR BY VISITING OUR WEBSITE AT WWW.SUNAMERICA.COM. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE UNDERLYING FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

DOLLAR COST AVERAGING FIXED ACCOUNTS


You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600, for the 12-month DCA Fixed Account ("1-Year DCA Fixed Account") is $1,200 and the 24-month DCA Fixed Account ("2-Year DCA Fixed Account") is $2,400. Purchase Payments less than these minimum amounts will automatically be allocated to available investment options according to your instructions or your current allocation instruction on file. The 6-month, 1-Year and 2-Year DCA Fixed Accounts may not be available in your state. Please check with your financial representative for availability.


DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in available investment options at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any available investment options ("target account"). Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Accounts only accept initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.


If you choose to allocate subsequent Purchase Payments to an active DCA program with a Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring that subsequent Purchase Payment into your target account allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).


You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

----------------------------------------------------------------
     MONTH           ACCUMULATION UNIT         UNITS PURCHASED
----------------------------------------------------------------

       1                  $ 7.50                     100
       2                  $ 5.00                     150
       3                  $10.00                      75
       4                  $ 7.50                     100
       5                  $ 5.00                     150
       6                  $ 7.50                     100
----------------------------------------------------------------


     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

POLARIS PORTFOLIO ALLOCATOR PROGRAM


PROGRAM DESCRIPTION



This program may be offered to you at no additional cost to assist in diversifying your investment across various investment categories. The program allows you to invest in either one of the four Polaris Portfolio Allocator models ("Models") or in one of the four Sample Portfolios. Each Model and Sample Portfolio is comprised of a carefully selected combination of Variable Portfolios representing various investment categories. The Models allocate amongst the various asset classes to attempt to match certain combinations of investor's investment time horizon and risk tolerance. The Sample Portfolios allocate amongst the various investment categories and coincide with the recommended weightings for each Sample Portfolio's objective. Please consult your financial representative about investment in the program.



Your broker-dealer designs the Sample Portfolios. Your broker-dealer may have revenue sharing arrangements in place with the money managers that manage the Underlying Funds comprising the Sample Portfolios. Those arrangements are not related to the availability of the same Underlying Funds in this variable annuity. Information about your broker-dealer's revenue sharing arrangements can be obtained from your financial representative or by visiting the broker-dealer's website.


ENROLLING IN THE POLARIS PORTFOLIO ALLOCATOR PROGRAM


You may enroll in the program by selecting the Model or Sample Portfolio on the investment option election form or if after contract issue, by contacting our Annuity Service Center. You and your financial representative should determine the Model or Sample Portfolio most appropriate for you based on your financial needs, risk tolerance and investment horizon. You may request to discontinue the use of a Model or Sample Portfolio by providing a written reallocation request, calling our Annuity Service Center or logging onto our website.



You may also choose to invest gradually into a Model or Sample Portfolio through the DCA program. PLEASE SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE.



You may only invest in either one Model or one Sample Portfolio at a time. Participation in this program requires that you invest 100% of your initial Purchase Payment and subsequent Purchase Payment(s) in the same Model or Sample Portfolio. Investment outside of the Sample Portfolios is prohibited. If you attempt to split your investment in one or more Models, your investment may no longer be consistent with the Model's intended objectives. Additionally, if you invest in any Variable Portfolios in addition to investing in a Model, such an investment may no longer be consistent with the Model's intended objectives.


You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected Model or Sample Portfolio unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Model or Sample Portfolio, your investment may no longer be consistent with the Model's or Sample Portfolio's intended objectives. Withdrawals may be subject to a withdrawal charge. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

You can transfer 100% of your investment from one Model or Sample Portfolio to another Model or Sample Portfolio at any time; you will be transferred into the most current Model or Sample Portfolio available in your contract. As a result of a transfer, we will automatically update your allocation instructions on file with respect to subsequent Purchase Payments and DCA target allocation instructions, if applicable, and we will automatically update your Automatic Asset Rebalancing Program instructions to reflect your new investment. PLEASE SEE DOLLAR COST AVERAGING PROGRAM ABOVE AND AUTOMATIC ASSET REBALANCING PROGRAM BELOW.

A subsequent Purchase Payment will be invested in the same Model or Sample Portfolio as your current investment unless we receive different instructions from you. You should consult with your financial representative to determine if you should update both your allocation instructions, DCA target allocation instructions and Automatic Asset Rebalancing Program instructions on file when you make a subsequent Purchase Payment.

REBALANCING THE POLARIS PORTFOLIO ALLOCATOR MODELS AND THE SAMPLE PORTFOLIOS

You can elect to have your investment in the Model or Sample Portfolio rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the Model or Sample Portfolio you selected.


Over time, the Model or Sample Portfolio you select may no longer align with its original investment objective due to the effects of Variable Portfolio performance and changes in the Variable Portfolio's investment objectives. Therefore, if you do not elect to have your investment in the Model or Sample Portfolio rebalanced at least annually, then your investment may no longer be consistent with the Model or Sample Portfolio's intended objectives. In addition, your investment goals, financial situation and risk tolerance may change over time. You should consult your financial representative about how to keep your Model or Sample Portfolio's allocations in line with your investment goals. Finally, changes in investment objectives or management of the underlying funds in the models may mean that, over time, the Models no longer are consistent with their original investment goals.



If you choose to make investments outside of the Model, only those Variable Portfolios within the Model you selected will be rebalanced. Investments in other Variable Portfolios not included in the Model cannot be rebalanced if you wish to maintain your current Model.


If you elect an optional Living Benefit, you may elect a model that complies with the investment requirements of the optional Living Benefit and your model will be rebalanced quarterly. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

IMPORTANT INFORMATION ABOUT THE POLARIS PORTFOLIO ALLOCATOR PROGRAM

The Models and Sample Portfolios are not intended as investment advice about investing in the Variable Portfolios, and we do not provide investment advice regarding whether a Model or Sample Portfolio should be revised or whether it remains appropriate to invest in accordance with any particular Model or Sample Portfolio.

The program does not guarantee greater or more consistent returns. Future market and investment category performance may differ from the historical performance upon which the Models and Sample Portfolios may have been built. Also, allocation to a single investment category may outperform a Model or Sample Portfolio, so that you could have been better off investing in a single investment category than in a Model or Sample Portfolio. However, such a strategy may involve a greater degree of risk because of the concentration of similar securities in a single investment category. Further, there can be no assurance that any Variable Portfolio chosen for a particular Model or Sample Portfolio will perform well or that its performance will closely reflect that of the investment category it is designed to represent.

The Models and Sample Portfolios represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the Models or Sample Portfolios meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific Models or Sample Portfolios can be obtained from your financial representative.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE PROGRAM AT ANY TIME.

POLARIS PORTFOLIO ALLOCATOR MODELS
(EFFECTIVE MAY 2, 2011)



----------------------------------------------------------------------------------------
         VARIABLE PORTFOLIOS            MODEL A      MODEL B      MODEL C      MODEL D
----------------------------------------------------------------------------------------
 American Funds Global Growth               6%           9%           9%          10%
----------------------------------------------------------------------------------------
 American Funds Growth                      2%           2%           3%           3%
----------------------------------------------------------------------------------------
 American Funds Growth-Income               1%           1%           1%           1%
----------------------------------------------------------------------------------------
 Blue Chip Growth                           1%           1%           1%           1%
----------------------------------------------------------------------------------------
 Capital Appreciation                       2%           3%           3%           4%
----------------------------------------------------------------------------------------
 Corporate Bond                             9%           8%           5%           0%
----------------------------------------------------------------------------------------
 Davis Venture Value                        4%           4%           4%           5%
----------------------------------------------------------------------------------------
 Emerging Markets                           0%           0%           2%           3%
----------------------------------------------------------------------------------------
 Foreign Value                              6%           9%          10%          10%
----------------------------------------------------------------------------------------
 Global Bond                                3%           2%           0%           0%
----------------------------------------------------------------------------------------
 Government and Quality Bond                8%           5%           3%           0%
----------------------------------------------------------------------------------------
 Growth-Income                              3%           3%           3%           3%
----------------------------------------------------------------------------------------
 Growth Opportunities                       2%           3%           6%           7%
----------------------------------------------------------------------------------------
 High-Yield Bond                            4%           0%           0%           0%
----------------------------------------------------------------------------------------
 International Diversified Equities         0%           0%           0%           5%
----------------------------------------------------------------------------------------
 Invesco Van Kampen V.I. Comstock
  Fund, Series II Shares                    3%           4%           4%           4%
----------------------------------------------------------------------------------------
 Invesco Van Kampen V.I. Growth and
  Income Fund, Series II Shares             5%           5%           6%           6%
----------------------------------------------------------------------------------------
 Lord Abbett Growth and Income              1%           2%           3%           3%
----------------------------------------------------------------------------------------
 Marsico Focused Growth                     0%           1%           2%           3%
----------------------------------------------------------------------------------------
 MFS Massachusetts Investors Trust          4%           5%           6%           7%
----------------------------------------------------------------------------------------
 Mid-Cap Growth                             1%           1%           2%           2%
----------------------------------------------------------------------------------------
 Real Estate                                2%           3%           4%           5%
----------------------------------------------------------------------------------------
 Real Return                               11%           7%           3%           0%
----------------------------------------------------------------------------------------
 Small & Mid Cap Value                      5%           6%           6%           7%
----------------------------------------------------------------------------------------
 Small Company Value                        2%           3%           5%           6%
----------------------------------------------------------------------------------------
 Total Return Bond                         15%          13%           9%           5%
----------------------------------------------------------------------------------------
                               TOTAL      100%         100%         100%         100%
----------------------------------------------------------------------------------------





We reserve the right to change the Variable Portfolios and/or allocations to certain Variable Portfolios in each model to the extent that Variable Portfolios are liquidated, substituted, merged or otherwise reorganized.


SAMPLE PORTFOLIOS (EFFECTIVE MAY 2, 2011)



----------------------------------------------------------------------------------------
                                              BALANCED
                                               GROWTH      BALANCED                ALL
                                                 &          TOWARD     GROWTH    EQUITY
            VARIABLE PORTFOLIOS                INCOME       GROWTH      FOCUS     FOCUS
----------------------------------------------------------------------------------------
 American Funds Global Growth                     5%          10%        10%       15%
----------------------------------------------------------------------------------------
 American Funds Growth                            5%           5%         5%       10%
----------------------------------------------------------------------------------------
 Corporate Bond                                   5%           5%         0%        0%
----------------------------------------------------------------------------------------
 Foreign Value                                   10%          10%        15%       15%
----------------------------------------------------------------------------------------
 Government and Quality Bond                     20%          15%        10%        0%
----------------------------------------------------------------------------------------
 Growth Opportunities                             0%           0%         0%        5%
----------------------------------------------------------------------------------------
 Invesco Van Kampen V.I. Comstock Fund,
  Series II Shares                               10%          10%        10%       15%
----------------------------------------------------------------------------------------
 Invesco Van Kampen V.I. Growth and
  Income Fund, Series II Shares                  10%          15%        15%       15%
----------------------------------------------------------------------------------------
 MFS Massachusetts Investors Trust                5%           5%        10%       12%
----------------------------------------------------------------------------------------
 Mid-Cap Growth                                   5%           5%        10%       10%
----------------------------------------------------------------------------------------
 Small Company Value                              0%           5%         5%        3%
----------------------------------------------------------------------------------------
 Total Return Bond                               25%          15%        10%        0%
----------------------------------------------------------------------------------------
                                     TOTAL      100%         100%       100%      100%
----------------------------------------------------------------------------------------





The Models and Sample Portfolios listed above are those that are currently available. The Models and Sample Portfolios are reconfigured annually. However, once you invest in either a Model or Sample Portfolio, the percentages of your contract value allocated to each Variable Portfolio within a Model and Sample Portfolio will not be changed by us. You should speak with your financial representative about how to keep the Variable Portfolio allocations in each Model and Sample Portfolio in line with your investment goals over time.

TRANSFERS DURING THE ACCUMULATION PHASE


Subject to our rules, restrictions and policies described below, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts by telephone (800) 445-7862, through the Company's website (www.sunamerica.com), by U.S. Mail addressed to our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by the Internet unless you tell us not to on your contract application. We may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed
Accounts.

You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

There is no charge for your first 15 transfers. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

SHORT-TERM TRADING POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.

The first 15 transfers in a rolling 12-month look-back period ("12-Month Rolling Period") can be made by telephone, through the Company's website, or in writing by mail or by facsimile. The 15th transfer in a 12-Month Rolling Period triggers the U.S. Mail method of transfer. Therefore, once you make the 15th transfer in a 12-Month Rolling Period, all transfers must be submitted by United States Postal Service first-class mail ("U.S. Mail") for 12-months following the date of the 15th transfer ("Standard U.S. Mail Policy").


For example, if you made a transfer on August 16, 2010 and within the previous twelve months (from August 17, 2009 forward) you made 15 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2010 must be submitted by U.S. Mail (from August 17, 2010 through August 16,
2011).


U.S. Mail includes any postal service delivery method that offers delivery no sooner than United States Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.

All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.

We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request;
(4) terminate your transfer privileges; and/or (5) request that you surrender your contract. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES

Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.

Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

AUTOMATIC ASSET REBALANCING PROGRAM


Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing Program, you may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if applicable, periodically rebalanced to return your allocations to the percentages given at your last instructions for no additional charge. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make such transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if applicable, resulting from your transfer ("Default Rebalancing Instructions"). You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.


Automatic Asset Rebalancing typically involves shifting a portion of your money out of investment options which had higher returns into investment options which had lower returns. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year. If you elect an optional living benefit with investment requirements, we will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


You can access money in your contract by making systematic, partial, or a total withdrawal, and/or by receiving annuity income payments during the Income Phase. PLEASE SEE ANNUITY INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.



We deduct a withdrawal charge applicable to any partial or total withdrawal made before the end of the withdrawal charge period.


If you have elected an optional living benefit, you should consider the impact of your withdrawals on the benefit. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.


FREE WITHDRAWAL AMOUNT



Your contract provides for a free withdrawal amount each year. A free withdrawal amount, as defined below, is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge at the time of the withdrawal if it is taken during the withdrawal charge period. The free withdrawal amount does not reduce the basis used to calculate future annual free withdrawals and withdrawal charges. As a result, if you surrender your contract in the future while withdrawal charges are still applicable, you will not receive the benefit of any previous free withdrawals upon a full surrender for the purpose of calculating the withdrawal charge.



Withdrawals of Purchase Payments made prior to the end of the withdrawal charge schedule that are in excess of your free withdrawal amount will result in a withdrawal charge. Before purchasing this contract, you should consider the effect of withdrawal charges on your investment if you need to withdraw more money than the annual free withdrawal amount during the withdrawal charge period. You should fully discuss this decision with your financial representative.


To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty-free earnings" and "total invested amount."

Penalty-free earnings are equal to your contract value less your total invested amount and may be withdrawn free of a withdrawal charge at any time, including upon a full surrender of your contract. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn may also be withdrawn free of a withdrawal charge at any time. The total invested amount is the sum of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and

     - Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.

After the first year, you may withdraw the greater of the following amounts free of a withdrawal charge:

     (1) earnings in your contract as of the date you make the withdrawal; or

     (2) 10% of the Purchase Payments you invested for at least one year and not yet withdrawn, less any previous withdrawals of earnings or systematic withdrawals that year.

During the first year you may only withdraw amounts noted above if you use the systematic withdrawal program.

The portion of a free withdrawal which exceeds the sum of:

     (1) earnings in the contract; and

     (2) Purchase Payments which are both no longer subject to the withdrawal charge schedule and not yet withdrawn is assumed to be a withdrawal against future earnings.

Although amounts withdrawn free of a withdrawal charge under the 10% provision may reduce Purchase Payments for purposes of calculating amounts available for future withdrawals of earnings, they do not reduce the amount you invested for purposes of calculating the withdrawal charge if you surrender your contract. As a result, if you surrender your contract in the future and withdrawal charges are still applicable, any previous free withdrawals would then be subject to applicable withdrawal charges. We calculate charges upon surrender of the contract on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.

Additionally, if you elect an optional living benefit, withdrawals up to the maximum annual withdrawal amount allowed under your optional living benefit are free of withdrawal charges.


If you elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, during the first contract year, your free withdrawal amount is the greatest of:



     (1) your penalty-free earnings; or



     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount; or



     (3) the Maximum Annual Withdrawal Amount allowed under the living benefit you elected.



If you elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, after the first contract year, your free withdrawal amount is the greatest of (1), (2) or (3) plus any portion of your total invested amount no longer subject to a withdrawal charge:



     (1) your penalty-free earnings; or



     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year and still subject to a withdrawal charge; or



     (3) the Maximum Annual Withdrawal Amount allowed under the living benefit you elected.



If you do not elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, the provisions below describe your free withdrawal amount.


If you surrender your contract, we may also deduct any premium taxes, if applicable. PLEASE SEE EXPENSES BELOW.


Under most circumstances, the minimum amount you can withdraw is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. The request for withdrawal must be in writing and sent to the Annuity Service Center. For withdrawals of $500,000 and more, a signature guarantee is generally required at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. In the event that a proportionate partial withdrawal would cause the value of any Variable Portfolio or Fixed Account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.


Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. PLEASE SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.


We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners; (5) we are on notice that this contract is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.


Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM


During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times, or withdrawals may be discontinued. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2. A withdrawal charge may apply if the amount of the periodic withdrawals in any year exceeds the free withdrawal amount permitted each year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND SEE EXPENSES BELOW.

The program is not available to everyone. Please contact our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

NURSING HOME WAIVER


If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge on certain withdrawals prior to the Annuity Date. The waiver applies only to withdrawals made during the confinement period while you are in a nursing home or within 90 days after you leave the nursing home. You cannot use this waiver during the first 90 days after your contract is issued. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract. We will only waive the withdrawal charges on withdrawals or surrenders paid directly to the contract owner, and not to a third party or other financial services company.


In order to use this waiver, you must submit with your withdrawal request to the Annuity Service Center, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and (3) a bill from the nursing home which shows that you met the 60-day confinement requirement.

The Nursing Home Waiver is only available for contracts issued on or after September 22, 2008.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract value is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES BELOW for a more detailed explanation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


If your contract was issued with an optional Living Benefit prior to May 1, 2008, please see Appendix E for details regarding certain differences to the Living Benefit provisions from those described below.


MARKETLOCK INCOME PLUS

What is MarketLock Income Plus?

MarketLock Income Plus is an optional guaranteed minimum withdrawal feature, available for an additional fee. The feature is designed to help you create a guaranteed income stream that will last as long as you live, or as long as you and your spouse live, even if the entire value of your contract has been reduced to zero, provided withdrawals taken are within the parameters of the feature. MarketLock Income Plus may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. You may never need to rely on MarketLock Income Plus as its value is dependent on your contract's performance, your withdrawal activity and your longevity.

This feature may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or other tax-qualified plans. The feature guarantees that only certain Purchase Payments received during the contract's first five years are included in the Income Base.

Please remember that all withdrawals, including withdrawals taken under this feature, reduce your contract value and your death benefit and may reduce other benefits under the contract. In addition, withdrawals under this feature will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if withdrawals taken are in excess of the maximum annual withdrawal amount allowable by the feature. The sum of withdrawals in any contract year up to the maximum annual withdrawal amount will not be assessed a withdrawal charge. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

In addition, any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you must take required minimum distributions and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the automated monthly minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK INCOME PLUS AT ANY TIME FOR PROSPECTIVELY

ISSUED CONTRACTS. WE ALSO RESERVE THE RIGHT TO MODIFY MARKETLOCK INCOME PLUS AT TIME OF EXTENSION FOR EXISTING CONTRACTS.

When and how may I elect MarketLock Income Plus?

You may elect MarketLock Income Plus at the time of contract issue for immediate effectiveness. If we allow you to elect the feature after purchasing your contract, the feature is effective on the first contract anniversary after your election (the "Effective Date").

You may elect to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under MarketLock Income Plus as the "Covered Person(s)." If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect this feature, Covered Persons must meet the age requirement. The age requirement varies depending on the type of contract you purchase and the number of Covered Persons. The tables below provide the age requirement for this feature.

IF YOU ELECT ONE COVERED PERSON:

------------------------------------------------------------------------------------
                                                        COVERED PERSON
                                           -----------------------------------------
                                                 MINIMUM               MAXIMUM
                                                   AGE                 AGE(1)
------------------------------------------------------------------------------------
                One Owner                          45                    80
------------------------------------------------------------------------------------
              Joint Owners
   (based on the age of the older Owner)           45                    80
------------------------------------------------------------------------------------


IF YOU ELECT TWO COVERED PERSONS:

----------------------------------------------------------------------------------------
                              COVERED PERSON #1                 COVERED PERSON #2
                       -----------------------------------------------------------------
                        MINIMUM AGE     MAXIMUM AGE(1)    MINIMUM AGE     MAXIMUM AGE(1)
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
    Joint Owners             45               80               45               85
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
   One Owner with            45               80               45             N/A(2)
 Spousal Beneficiary
----------------------------------------------------------------------------------------
     QUALIFIED:
   One Owner with            45               80               45             N/A(2)
 Spousal Beneficiary
----------------------------------------------------------------------------------------


(1) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

(2) The age requirement is based solely on the single owner for purposes of issuing the contract with the feature.

How does MarketLock Income Plus work?

MarketLock Income Plus locks-in the greater of two values in determining the Income Base, defined below. The Income Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which may be taken in a series of withdrawals. Each consecutive one-year period starting from the Effective Date is considered a Benefit Year. A new Income Base is automatically locked-in each year on each Benefit Year anniversary during the first 5 Benefit Years following the Effective Date based on the greater of either (1) the highest Anniversary Value, or (2) the Income Base increased by any available Income Credit. MarketLock Income Plus is designed for individuals or spousal joint owners. Thus, if a contract is owned by non-spousal joint owners and either owner dies, the full contract value must be paid within 5 years of death, after which time the contract terminates; the surviving owner may not receive the benefit of MarketLock Income Plus.

You may elect to extend both the Income Base Evaluation Period and the Income Credit Period over which the feature locks-in either the highest Anniversary Value or Income Base plus any Income Credit for two additional five year periods provided that you are age 85 or younger at the time of each extension ("First Extension and Second Extension"). After election of the First Extension and the Second Extension, you may elect to extend only the Income Base Evaluation Period over which the feature locks-in the highest Anniversary Value ("Subsequent Extension(s)") provided that you are age 85 or younger at the time of each Subsequent Extension. As a result, the Income Credit Period is not available for Subsequent Extensions.

New fees and other conditions may apply upon extension. We guarantee that the current fee, as reflected in the Fee Table below, will not increase by more than 0.25% at the time of First Extension. IF YOU ELECT EXTENSIONS, YOU MUST CONTACT US IN WRITING BEFORE THE END OF EACH EVALUATION PERIOD. Please see "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD BEYOND 5 YEARS?" below.

Is there an additional guarantee if I do not take withdrawals for 10 years?

Yes, if you do not take any withdrawals before the 10th Benefit Year anniversary. On the 10th Benefit Year anniversary following the Effective Date, the Income Base, and if applicable, the Income Credit Base, are eligible to be increased to equal at least 200% of your first Benefit Year's Eligible Purchase Payments ("Minimum Income Base"), if you elect the feature at contract issue. If you elect the feature after contract issue, the Minimum Income Base is equal to 200% of the contract value as of the Effective Date. You do not need to elect extensions in order to be eligible to receive the Minimum Income Base.

What determines the Maximum Annual Withdrawal Percentage?

The Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the tables below.

One Covered Person

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:

------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT           MAXIMUM ANNUAL WITHDRAWAL
        TIME OF FIRST WITHDRAWAL                    PERCENTAGE
------------------------------------------------------------------------
         Prior to 62nd Birthday                  4% of Income Base
------------------------------------------------------------------------
        On or after 62nd Birthday                5% of Income Base
------------------------------------------------------------------------


Two Covered Persons

If the feature is elected to cover two lives, the following is applicable:

------------------------------------------------------------------------
    AGE OF THE YOUNGER COVERED PERSON
     OR SURVIVING COVERED PERSON AT               MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
         Prior to 62nd Birthday                  4% of Income Base
------------------------------------------------------------------------
        On or after 62nd Birthday                5% of Income Base
------------------------------------------------------------------------


If you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on this contract) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal (defined below). Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount (based only on this contract) will be considered an Excess Withdrawal. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS?" below.

Are there investment requirements if I elect MarketLock Income Plus?

As long as you have not elected to cancel the feature, you must comply with investment requirements by allocating your investments in one of three ways or if using a DCA Fixed Account or a DCA Program, by indicating your target allocations in one of three ways:

     1. Invest 100% in the Cash Management Variable Portfolio; or

     2. Invest 100% in either Polaris Portfolio Allocator Model A, B or C; or

     3. Invest 100% in one or a combination of the following Variable
        Portfolios:

        American Funds Asset Allocation
        Asset Allocation
        Balanced
        Franklin Income Securities Fund
        Franklin Templeton VIP Founding Funds Allocation
          Fund
        MFS Total Return

If we offer additional allocations that comply with investment requirements in the future, we will give you the opportunity to allocate your investments accordingly.

For details regarding the investment allocations of the Polaris Portfolio Allocator Models, please see POLARIS PORTFOLIO ALLOCATOR PROGRAM above.

The Polaris Portfolio Allocator Models are designed to assist in diversifying your investment across various asset classes which may help minimize the risk that your contract value will be reduced to zero before your death. You may have better investment returns investing in a single asset class or in Variable Portfolios that are not available for investment under this feature. You should consult with your financial representative to assist you in determining whether the Polaris Portfolio Allocator Models are suited for your financial needs and risk tolerance.

Your allocation instructions accompanying any Purchase Payment must comply with the investment requirements, described above, in order for your application or subsequent Purchase Payment(s) to be considered in Good Order. Please see ALLOCATION OF PURCHASE PAYMENTS above. We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's allocations going outside these restrictions. Quarterly rebalancing will ensure that your allocations will continue to comply with the investment requirements for this feature. In addition to quarterly rebalancing, we will initiate rebalancing in accordance with your Automatic Asset Rebalancing instructions, after any of the following transactions:

     - any transfer or reallocation you initiate; or

     - any withdrawal you initiate.

Automatic transfers and/or systematic withdrawals will not result in rebalancing. We will rebalance your contract in accordance with your most current and compliant Automatic Asset Rebalancing Program instructions on file. If you make a transfer that complies with the investment requirements listed above, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage change resulting from your transfer within the Variable Portfolios ("Default Rebalancing Instructions"). If at any point, for any reason, your Automatic Asset Rebalancing Program instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. PLEASE SEE AUTOMATIC ASSET REBALANCING PROGRAM ABOVE. You can modify your Automatic Asset Rebalancing Program instructions, as long as they are consistent with the investment requirements at any time by calling the Annuity Service Center.

We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations at least 30 days in advance.

How are the components for MarketLock Income Plus calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include:

     1. 100% of Purchase Payments received during the first contract year; and

     2. Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Purchase Payments received in year 1. This means that if you made a $100,000 Purchase Payment in year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments.

Any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions; however, continuation contributions are included in the calculation of Anniversary Values, as defined below. PLEASE SEE SPOUSAL CONTINUATION BELOW. Total Eligible Purchase Payments are limited to $1,500,000 without our prior Company approval.

SECOND, we consider the INCOME CREDIT PERIOD and the INCOME BASE EVALUATION PERIOD. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Base Evaluation Period is the period of time over which we consider Anniversary Values and if applicable and greater, the Income Base plus any available Income Credit. The initial Income Credit Period and the initial Income Base Evaluation Period begin on the Effective Date and end 5 years later. You may elect to extend both the Income Base Evaluation Period and the Income Credit Period at the end of the initial Income Base Evaluation Period and initial Income Credit Period, and after election of the First Extension, you may elect a Second Extension. Subsequent Extensions apply to only the Income Base Evaluation Period. Please see "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD BEYOND 5 YEARS?" below.

THIRD, we determine the ANNIVERSARY VALUE which equals your contract value on any contract anniversary during the Income Base Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Income Base is the contract value on the Effective Date. In each subsequent Benefit Year, the Income Base equals the Income Base at the beginning of the Benefit Year plus any subsequent Eligible Purchase Payments made during that Benefit Year, less proportionate adjustments for Excess Withdrawals that occurred during that Benefit Year. On each Benefit Year anniversary, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit as defined below. Please see "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE INCREASED?" and "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS?" below.

FIFTH, we determine the INCOME CREDIT BASE which is used solely as a basis for calculating the Income Credit during an Income Credit Period. The initial Income Credit Base is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Income Credit Base is the contract value on the Effective Date. Please see "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE INCREASED?" below.

SIXTH, we determine the INCOME CREDIT which is an amount equal to 7% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Year anniversary. If you take withdrawals in a Benefit Year that are less than or equal to the Maximum Annual Withdrawal Amount, the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Income Base, prior to the determining the Income Base for the next Benefit Year. If you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit is equal to zero. PLEASE SEE THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX BELOW.

FINALLY, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year following the Effective Date without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above. Please see "HOW DO INCREASES AND DECREASES IN THE INCOME BASE IMPACT THE MAXIMUM ANNUAL WITHDRAWAL AMOUNT?" below.

How can the Income Base and Income Credit Base be increased?

On each Benefit Year anniversary during an Income Base Evaluation Period, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit.

Maximum Anniversary Value equals the highest Anniversary Value on any Benefit Year anniversary occurring during an Income Base Evaluation Period. On each Benefit Year anniversary during an Income Base Evaluation Period, the Income Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than (a), (b), and (c), where:

     (a) is the cumulative Eligible Purchase Payments; and

     (b) is the current Income Base, increased by the Income Credit, if any; and

     (c) is all previous Anniversary Values during any Income Base Evaluation Period.

On each Benefit Year anniversary during the Income Credit Period, we determine the amount to which the Income Credit Base and/or the Income Base could increase. The components used to determine this amount are:

     (a) the Income Base calculated based on the maximum Anniversary Value; and

     (b) the current Income Base plus the Income Credit.

If (a) is greater than or equal to (b), the Income Credit Base and the Income Base are increased to the current Anniversary Value. If (b) is greater than (a), the Income Base is increased by the Income Credit and the Income Credit Base remains unchanged.

INCREASES TO YOUR INCOME BASE OCCUR ON BENEFIT YEAR ANNIVERSARIES AS DESCRIBED ABOVE. YOUR INCOME BASE WILL NOT INCREASE EVEN IF YOUR CONTRACT VALUE ON DAYS OTHER THAN THE BENEFIT YEAR ANNIVERSARY WAS GREATER THAN YOUR INCOME BASE ON THE BENEFIT YEAR ANNIVERSARY.

The Income Base Evaluation Period and the Income Credit Period can both be extended at the First Extension and if you elected the First Extension, at the Second Extension. Only the Income Base Evaluation Period can be extended on Subsequent Extensions.

In addition, the Income Base, and if applicable, the Income Credit Base, can also be increased to at least the Minimum Income Base on the 10th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY. If you are eligible for the Minimum Income Base, the Income Base on the 10th Benefit Year anniversary is the greatest of (a), (b) and (c), where:

     (a) is the current Income Base, or if the First Extension was elected, the Income Base calculated based on the maximum Anniversary Value; and

     (b) is the current Income Base plus the Income Credit, if applicable; and

     (c) is the Minimum Income Base.

On your 10th Benefit Year anniversary, if you are eligible for the Minimum Income Base and if the First Extension is elected, the Income Credit Base is the greatest of (a), (b) and (c), where:

     (a) is the Income Base calculated based on the maximum Anniversary Value;
         and

     (b) is the current Income Credit Base; and

     (c) is the Minimum Income Base.

How do increases and decreases in the Income Base impact the Maximum Annual Withdrawal Amount?

INCREASES IN THE INCOME BASE

In any Benefit Year where Eligible Purchase Payments are allocated to your contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Income Base is increased on a Benefit Year anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Year anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage.

DECREASES IN THE INCOME BASE

Excess Withdrawals reduce Your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS?" below. As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previously calculated Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Income Base in that Benefit Year.

What are the effects of withdrawals on MarketLock Income Plus?

The Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base may change over time as a result of the timing and amount of withdrawals. IF YOU TAKE A

WITHDRAWAL BEFORE THE 10TH BENEFIT YEAR ANNIVERSARY, YOUR INCOME BASE, AND IF APPLICABLE, THE INCOME CREDIT BASE, ARE NOT ELIGIBLE TO BE INCREASED TO THE MINIMUM INCOME BASE.

You may take withdrawals during a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount which will not reduce the Income Base or Income Credit Base, if applicable. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any contract year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in any given year.

Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered EXCESS WITHDRAWALS. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn. You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce or eliminate the value of the feature.

The impact of withdrawals and the effect on certain components of MarketLock Income Plus are further explained below:

     INCOME BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK INCOME PLUS CALCULATED?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

Please remember that all withdrawals, including withdrawals taken under this feature, reduce your contract value and your death benefit and may reduce other benefits under the contract. In addition, withdrawals under this feature will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND EXPENSES BELOW.

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What is the fee for MarketLock Income Plus?

The fee for MarketLock Income Plus depends on whether you elect to cover one life or two lives, as follows:

------------------------------------------------------------------------
        NUMBER OF COVERED PERSONS                 ANNUALIZED FEE
------------------------------------------------------------------------
 For One Covered Person                        0.85% of Income Base
------------------------------------------------------------------------
 For Two Covered Persons                       1.10% of Income Base
------------------------------------------------------------------------


The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the feature. Once you elect this feature, you will be assessed a non-refundable fee regardless of whether or not you take any withdrawals and/or receive any lifetime annuity income payments under this feature.

An increase in the Income Base due to an adjustment to a higher Anniversary Value, addition of an Income Credit, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee.

If your contract value falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a contract quarter. If the feature is still in effect and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in that contract quarter.

New fees and conditions may apply upon extension of the Income Base Evaluation Period and Income Credit Period. We guarantee that the current fee, as reflected above, will not increase by more than 0.25% at the time of First Extension.

Can I extend the Income Base Evaluation Period and Income Credit Period beyond 5 years?

Yes, after the initial Income Base Evaluation Period and initial Income Credit Period you may elect to extend both the Income Base Evaluation Period and Income Credit Period for two additional 5 year periods, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension and Second Extension").

After election of the First Extension and Second Extension, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend only the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").

Prior to the end of the initial Income Base Evaluation Period and initial Income Credit Period and prior to the end of each evaluation period you elect to extend, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form prior to the end of each evaluation period you extend. If you elect to extend the evaluation period, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above will not increase by more than 0.25% at the time of the First Extension.

If you do not elect the First Extension and the Second Extension, Subsequent Extensions are no longer available for election and the Income Base and Income Credit Base, if applicable, will not be adjusted for higher Anniversary Values or Income Credits on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. If you have not taken any withdrawals prior to the 10th Benefit Year anniversary, your Income Base will be eligible to be increased to the Minimum Income Base even if you have not elected the First Extension.

What happens if the contract value is reduced to zero?

All withdrawals from the contract, including withdrawals under this feature, will reduce your contract value. Unfavorable investment experience may also reduce your contract value. If the contract value is reduced to zero but the Income Base is greater than zero, we will continue to pay guaranteed payments under the terms of this feature over the lifetime of the Covered Person(s).

However, if at any time an Excess Withdrawal(s) reduce your contract value to zero, no further benefits will remain under this feature and your contract along with this feature will terminate.

If the contract value is reduced to zero, the contract's other benefits will be terminated. You may no longer make subsequent Purchase Payments or transfers, and no death benefit or future annuity income payments are available. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero and eliminate any other benefits of the contract.

When the contract value equals zero but a benefit remains payable, to receive any remaining benefit, you must select one of the following options for payment:

     1. The current Maximum Annual Withdrawal Amount, divided equally and paid on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     2. Any payment option mutually agreeable between you and us.

If you do not select a payment option above, the remaining benefit will be paid as the current Maximum Annual Withdrawal Amount divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Any amounts that we may pay under the feature in excess of your contract value are subject to the Company's financial strength and claims-paying ability.

What happens to MarketLock Income Plus upon a spousal continuation?

If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:

     1. Make a death claim if the contract value is greater than zero which terminates MarketLock Income Plus and the contract; or

     2. Continue the contract if the contract value is greater than zero, without MarketLock Income Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates MarketLock Income Plus and the contract; or

     2. Continue the contract with MarketLock Income Plus and its corresponding fee.

The components of the feature in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the feature based on the age of the younger Covered Person when the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken.

If spousal continuation occurs during the Income Base Evaluation Period and/or Income Credit Period, if applicable, the Continuing Spouse will continue to receive any increases to the Income Base during the remaining Income Base Evaluation Period and/or Income Credit Period. The Continuing Spouse is eligible to receive the Minimum Income Base if no withdrawals have been taken during the first 10 Benefit years following the Effective Date. Please see "IS THERE AN ADDITIONAL GUARANTEE IF I DO NOT TAKE WITHDRAWALS FOR 10 YEARS?" In addition, the Continuing Spouse will be eligible to elect to extend the Income Base Evaluation Period and the Income Credit Period upon the expiration of the period. Please see "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD BEYOND 5 YEARS?" above.

Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock Income Plus upon the death of the second spouse?

No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal beneficiary must make an election under the death benefit provisions of the contract, which terminates MarketLock Income Plus. Please see DEATH BENEFITS below.

What happens to MarketLock Income Plus upon the Latest Annuity Date?

If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, divided equally and paid on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the Latest Annuity Date, we may annuitize the contract value in accordance with Annuity Income Option 3, as described in ANNUITY INCOME OPTIONS below. At that point, the Accumulation Phase of your contract ends and the Income Phase begins.

Can I elect to cancel the MarketLock Income Plus feature?

MarketLock Income Plus may be cancelled by you on the 5th Benefit Year anniversary, the 10th Benefit Year anniversary, or any Benefit Year anniversary after the 10th Benefit Year anniversary. Once you elect to cancel the MarketLock Income Plus feature, you will no longer be charged a fee after the cancellation is effective and the guarantees under the benefit are terminated. In addition, the investment requirements for MarketLock Income Plus will no longer apply to your contract. You may not extend the Income Base Evaluation Period or Income Credit Period and you may not re-elect or reinstate MarketLock Income Plus after cancellation.

Are there circumstances under which MarketLock Income Plus will automatically terminate?

The feature automatically terminates upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Termination or surrender of the contract; or

     3. A death benefit is paid and the contract is terminated; or

     4. Excess Withdrawals reduce the contract value to zero; or

     5. Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Person; or

     6. A change that removes all Covered Persons from the contract except as noted below and under "ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS FOR TWO COVERED PERSONS, IF ELECTED, TERMINATE FOR ONE OF THE COVERED PERSONS?"

If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock Income Plus. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock Income Plus. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?

Under any of the following circumstances, MarketLock Income Plus will provide a guarantee for one Covered Person and not the lifetime of the other Covered
Person:

     1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or

     2. The original spousal joint Owners or spousal beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.

Under these circumstances, the fee for MarketLock Income Plus based on two Covered Persons remains unchanged and the guaranteed withdrawals are payable for one Covered Person only. However, the remaining Covered Person may choose to terminate the feature as described under "CAN MARKETLOCK INCOME PLUS BE CANCELLED?"

MARKETLOCK FOR LIFE PLUS

What is MarketLock For Life Plus?

MarketLock For Life Plus is an optional guaranteed minimum withdrawal feature, available for an additional fee. The feature is designed to help you create a guaranteed income stream that may last as long as you live, or as long as you and your spouse live, even if the entire value of your contract has been reduced to zero. The feature guarantees withdrawals based on the greater of the highest contract anniversary value or the Income Base, as defined below, plus a potential additional amount ("Income Credit"). Thus, MarketLock For Life Plus may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, that you live longer than expected or any combination of these factors. You may never need to rely on MarketLock For Life Plus as its value is dependent on your contract's performance, your withdrawal activity and your longevity.

This feature may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or other tax-qualified plans. The feature guarantees that only certain Purchase Payments received in the contract's first five years are included in the Income Base.

Withdrawals under the feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing the contract value, deducting applicable withdrawal charges, free withdrawal amounts and all other benefits, features and conditions of your contract. The sum of withdrawals in any contract year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and want to ensure that these withdrawals are not considered excess withdrawals under the feature, your distributions must be set up on the automated monthly minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK FOR LIFE PLUS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

When and how may I elect MarketLock For Life Plus?

You must have elected MarketLock For Life Plus at the time of contract issue. You cannot elect this feature if you elect any other optional living benefit. You may elect to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under MarketLock For Life Plus as the "Covered Person(s)." There are age parameters applicable to this feature which determine whether you can elect the feature and who can qualify as a Covered Person. If the contract is not owned by a natural person, references to owner(s) apply to the annuitants. The tables below provide the age requirement for electing this feature depending on the type of contract you purchase and the number of Covered Persons.

IF YOU ELECT ONE COVERED PERSON:

------------------------------------------------------------------------------------
                                                        COVERED PERSON
                                           -----------------------------------------
                                                 MINIMUM               MAXIMUM
                                                   AGE                 AGE(1)
------------------------------------------------------------------------------------
                One Owner                          45                    80
------------------------------------------------------------------------------------
              Joint Owners
   (based on the age of the older Owner)           45                    80
------------------------------------------------------------------------------------


IF YOU ELECT TWO COVERED PERSONS:

----------------------------------------------------------------------------------------
                              COVERED PERSON #1                 COVERED PERSON #2
                       -----------------------------------------------------------------
                        MINIMUM AGE     MAXIMUM AGE(1)    MINIMUM AGE     MAXIMUM AGE(1)
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
    Joint Owners             45               80               45               85
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
   One Owner with            45               80               45             N/A(2)
 Spousal Beneficiary
----------------------------------------------------------------------------------------
     QUALIFIED:
   One Owner with            45               80               45             N/A(2)
 Spousal Beneficiary
----------------------------------------------------------------------------------------


(1) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

(2) Not applicable because feature availability is based on the younger Owner. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

How does MarketLock For Life Plus work?

MarketLock For Life Plus automatically locks-in the greater of two values in determining the Covered Person(s) guaranteed lifetime benefit. For 10 years following the Effective Date, the feature annually locks-in the highest Anniversary Value or the Income Base plus an Income

Credit, as described below. You may extend the period over which the feature locks-in the highest Anniversary Value beyond 10 years; however, the Income Credit is only available for the first 10 years following the Effective Date.

MarketLock For Life Plus automatically locks-in a new Income Base each year during the first 10 years of your contract based on the greater of either (1) the highest Anniversary Value, or (2) the Income Base increased by an Income Credit. The Income Credit is calculated as 7% of the Income Credit Base, defined below. The Income Credit may only be added to the Income Base if no withdrawals are taken in a contract year. For instance, if you take a withdrawal in year 2, you will not be eligible for an Income Credit to be added to your Income Base on your second contract anniversary; however, if you do not take a withdrawal in year 3, you will be eligible for an Income Credit to be added to your Income Base on your third contract anniversary. Please see "HOW ARE THE COMPONENTS OF MARKETLOCK FOR LIFE PLUS CALCULATED?" below for details.

What determines the Maximum Annual Withdrawal Percentage?

The Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the table below.

One Covered Person

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:

------------------------------------------------------------------------
                                                       MAXIMUM ANNUAL
           AGE OF THE COVERED PERSON AT                  WITHDRAWAL
             TIME OF FIRST WITHDRAWAL                    PERCENTAGE
------------------------------------------------------------------------
    At least age 45 but prior to 60th Birthday        4% of Income Base
------------------------------------------------------------------------
    At least age 60 but prior to 76th Birthday        5% of Income Base
------------------------------------------------------------------------
             On or after 76th Birthday                6% of Income Base
------------------------------------------------------------------------


Two Covered Persons

If the feature is elected to cover two lives, the following is applicable:

------------------------------------------------------------------------
         AGE OF THE YOUNGER COVERED PERSON             MAXIMUM ANNUAL
          OR SURVIVING COVERED PERSON AT                 WITHDRAWAL
             TIME OF FIRST WITHDRAWAL                    PERCENTAGE
------------------------------------------------------------------------
    At least age 45 but prior to 60th Birthday        4% of Income Base
------------------------------------------------------------------------
    At least age 60 but prior to 76th Birthday        5% of Income Base
------------------------------------------------------------------------
             On or after 76th Birthday                6% of Income Base
------------------------------------------------------------------------


If you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based on this contract) is greater than the Maximum Annual Withdrawal Amount in any given benefit year, no portion of the RMD withdrawal will be treated as an Excess Withdrawal (defined below). Any portion of a withdrawal in a benefit year that is greater than both the Maximum Annual Withdrawal Amount and the RMD (based only on this contract) will be considered an Excess Withdrawal. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK FOR LIFE PLUS?" below.

Are there investment requirements if I elect MarketLock For Life Plus?

As long as you have not elected to cancel the feature, we require that you allocate your investments in accordance with the investment requirements listed below.

INVESTMENT REQUIREMENTS

You may comply with investment requirements by allocating your investments in one of four ways or if using a DCA Fixed Account or a DCA Program, by indicating your target allocations in one of four ways:

     1. Invest 100% in the Cash Management Variable Portfolio; or

     2. Invest 100% in the Balanced-Growth & Income Sample Portfolio or in Polaris Portfolio Allocator Model A, B or C; or

     3. Invest 100% in one or a combination of the following Variable
        Portfolios:

        American Funds Asset Allocation
        Asset Allocation
        Balanced
        Franklin Income Securities Fund
        Franklin Templeton VIP Founding Funds Allocation
          Fund
        MFS Total Return; or

     4. Invest in accordance with the requirements outlined in the table below:


--------------------------------------------------------------------------------
                         INVESTMENT             VARIABLE PORTFOLIO AND/OR
  INVESTMENT GROUP       REQUIREMENT                 FIXED ACCOUNTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 A. Bond, Cash      Minimum 20%         Cash Management
    and Fixed       Maximum 100%        Corporate Bond
    Accounts                            Global Bond
                                        Government and Quality Bond
                                        Real Return
                                        Total Return Bond

                                        DCA FIXED ACCOUNTS(if available)
                                        6-Month DCA
                                        1-Year DCA
                                        2-Year DCA

                                        FIXED ACCOUNTS
                                        1-Year Fixed (if available)
--------------------------------------------------------------------------------

 B. Equity Maximum  Minimum 0%          Aggressive Growth
                    Maximum 80%         Alliance Growth
                                        American Funds Global Growth
                                        American Funds Growth
                                        American Funds Growth-Income
                                        Asset Allocation
                                        Balanced
                                        Blue Chip Growth
                                        Capital Appreciation
                                        Davis Venture Value
                                        "Dogs" of Wall Street
                                        Equity Opportunities
                                        Foreign Value
                                        Franklin Income Securities Fund
                                        Franklin Templeton VIP Founding
                                          Funds Allocation Fund
                                        Fundamental Growth
                                        Global Equities
                                        Growth
                                        Growth-Income
                                        High-Yield Bond
                                        International Diversified Equities
                                        International Growth and Income
                                        Invesco Van Kampen V.I. Capital
                                          Growth Fund, Series II Shares
                                        Invesco Van Kampen V.I. Comstock
                                          Fund, Series II Shares
                                        Invesco Van Kampen V.I. Growth and
                                          Income Fund, Series II Shares
                                        Lord Abbett Growth and Income
                                        Marsico Focused Growth
                                        MFS Massachusetts Investors Trust
                                        MFS Total Return
                                        Small & Mid Cap Value
                                        Telecom Utility
--------------------------------------------------------------------------------

 C. Limited Equity  Minimum 0%          Capital Growth
                    Maximum 20%         Emerging Markets
                                        Growth Opportunities
                                        Mid-Cap Growth
                                        Natural Resources
                                        Real Estate
                                        Small Company Value
                                        Technology
--------------------------------------------------------------------------------





For details regarding the investment allocations of the Polaris Portfolio Allocator Models, please see POLARIS PORTFOLIO ALLOCATOR PROGRAM above.

The Polaris Portfolio Allocator Models are designed to assist in diversifying your investment across various asset classes which may help minimize the risk that your contract value will be reduced to zero before your death. You may have better investment returns investing in a single asset class or in Variable Portfolios that are not available for investment under this feature. You should consult with your financial representative to assist you in determining whether the Polaris Portfolio Allocator Models are suited for your financial needs and risk tolerance.

Your allocation instructions accompanying any Purchase Payment must comply with the investment requirements, listed above, in order for your application or subsequent Purchase Payment to be considered in Good Order. Please see ALLOCATION OF PURCHASE PAYMENTS above. We will automatically enroll you in the Automatic Asset Rebalancing Program, with quarterly rebalancing because market performance and withdrawal activity may result in your contract's allocations going outside these restrictions. This will ensure that your allocations are rebalanced quarterly to comply with the investment requirements for this feature. In addition to quarterly rebalancing, we will initiate rebalancing in accordance with your Automatic Asset Rebalancing instructions, after any of the following transactions:

     - any transfer or reallocation you initiate; or

     - any withdrawal you initiate.

Automatic transfers and/or systematic withdrawals will not result in rebalancing. We will rebalance your contract in accordance with your most current and compliant Automatic Asset Rebalancing Program instructions on file. If you make a transfer that complies with the investment requirements listed above, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage change resulting from your transfer within the Variable Portfolios ("Default Rebalancing Instructions"). If at any point, for any reason, your Automatic Asset Rebalancing Program instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. PLEASE SEE AUTOMATIC ASSET REBALANCING PROGRAM ABOVE. You can modify your Automatic Asset Rebalancing Program instructions, as long as they are consistent with the investment requirements at any time by calling the Annuity Service Center.

We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent Variable Portfolios and/or Fixed Accounts are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements at least 30 days in advance.

How are the components for MarketLock For Life Plus calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include:

     1. 100% of Purchase Payments received during the first contract year; and

     2. Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Purchase Payments received in year 1. This means that if you made a $100,000 Purchase Payment in year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments. If the feature is elected after contract issue, Purchase Payments received from the Effective Date through contract year 5 are capped in each year at an amount equal to 100% of the Purchase Payments received during the first contract year.

Any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions; however, continuation contributions are included in the calculation of Anniversary Values, as defined below. Please see SPOUSAL CONTINUATION below. Total Eligible Purchase Payments are limited to $1,500,000 without our prior Company approval.

SECOND, we consider the INCOME CREDIT PERIOD and the INCOME BASE EVALUATION PERIOD. The Income Credit Period is the period of time over which we calculate the potential Income Credit. The Income Base Evaluation Period is the period of time over which we will consider Anniversary Values and if greater, the Income Base plus Income Credit during the Income Credit Period. The Income Credit Period and the Income Base Evaluation Period begin on the Effective Date and end 10 years later. On the expiration of the Income Base Evaluation Period, you may contact us to extend the Income Base Evaluation Period. Please see "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD BEYOND 10 YEARS?" below. However, you cannot extend the Income Credit Period.

THIRD, we determine the ANNIVERSARY VALUE which equals your contract value on any contract anniversary during the Income Base Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. Please see"WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK FOR LIFE PLUS?" below. On each contract anniversary, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit. The calculation and components of this determination are detailed below.

     CALCULATION OF THE INCOME BASE WHEN INCOME CREDIT IS NOT AVAILABLE OR AFTER INCOME CREDIT PERIOD ENDS:

     On each contract anniversary occurring during the Income Base Evaluation Period, the Income Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than both (a) and (b), where:

          (a) is the current Income Base; and

          (b) is all previous maximum Anniversary Values during the Income Base Evaluation Period.

     CALCULATION OF THE INCOME BASE WHEN INCOME CREDIT IS AVAILABLE:

     The Income Credit Base is used to calculate the Income Credit during the Income Credit Period. The Income Credit is calculated as a percentage of the Income Credit Base. The Income Credit Base is used solely to calculate the Income Credit. The initial Income Credit Base is equal to the initial Eligible Purchase Payment.

     On each contract anniversary during the Income Credit Period, we determine the amount by which the Income Credit Base and/or the Income Base could increase. The components used to determine this amount are:

          (a) the Income Base calculated based on the maximum Anniversary Value; and

          (b) the Income Credit plus the current Income Base.

     If (a) is greater than or equal to (b), the Income Credit Base and the Income Base are increased to the current Anniversary Value. If (b) is greater than (a), the Income Base is increased by the Income Credit and the Income Credit Base remains unchanged.

The Income Credit Base is increased each time subsequent Eligible Purchase Payments are made. The Income Credit Base also increases when the Income Base is increased as a result of a maximum Anniversary Value being achieved that is greater than both the current Income Base and all previous maximum Anniversary Values. The Income Credit Base is decreased each time an Excess Withdrawal is taken, in the same proportion by which the Contract Value is reduced by the Excess Withdrawal. The Income Credit Base is not used in the calculation of the Contract Value or any other benefits under the Contract.

The Income Base and Income Credit Base are increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any excess withdrawals, defined below, are taken. Other than adjustments made for excess withdrawals, the Income Base and Income Credit Base can only be adjusted upwards, and subsequent lower Anniversary Values during the Income Base Evaluation Period will not result in a lower Income Base or lower Income Credit Base.

FINALLY, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each contract year. The Maximum Annual Withdrawal Amount is calculated by multiplying the current Income Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above. If the Income Base is increased on a contract anniversary, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage. If the Income Base is increased for any Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payments by multiplying the new Income Base by the applicable Maximum Annual Withdrawal Percentage. The Maximum Annual Withdrawal Amount may also be decreased due to Excess Withdrawals. Please see WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK FOR LIFE PLUS? below.

What is the fee for MarketLock For Life Plus?

The fee for MarketLock For Life Plus depends on whether you elect to cover one life or two lives. The fee is as follows:

------------------------------------------------------------------------
        NUMBER OF COVERED PERSONS                 ANNUALIZED FEE
------------------------------------------------------------------------
 For One Covered Person                        0.75% of Income Base
------------------------------------------------------------------------
 For Two Covered Persons                       1.00% of Income Base
------------------------------------------------------------------------


The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the Benefit.

An increase in the Income Base due to an adjustment to a higher Anniversary Value, addition of an Income Credit, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee.

If your contract value falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract before the end of a contract quarter. If the feature is still in effect and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in a contract quarter.

What are the effects of withdrawals on MarketLock For Life Plus?

The Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base may change over time as a result of the timing and amount of withdrawals.

Any withdrawals in a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount do not reduce the Income Base or Income Credit Base. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered EXCESS WITHDRAWALS. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a benefit year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn.

You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce or eliminate the value of the feature. In addition, if you plan to take withdrawals in any years during the Income Credit Period, an Income Credit will not be added to your Income Base in those years.

You may take withdrawals during a contract year up to or less than the Maximum Annual Withdrawal Amount. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any contract year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount will not be recalculated as a result of taking less than the entire Maximum Annual Withdrawal Amount in any given year.

The impact of withdrawals and the effect on each component of MarketLock For Life Plus are further explained below:

     INCOME BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base are not reduced for those withdrawals.

     For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     Since Excess Withdrawals reduce the Income Credit Base, it will result in the reduction of the amount of the Income Credit.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK FOR LIFE PLUS CALCULATED?").

If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount.

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS ON THE FEATURE.

What happens if the contract value is reduced to zero?

If the contract value is reduced to zero but the Income Base is greater than zero, guaranteed withdrawals will continue to be payable over the lifetime of the Covered Person(s). However, if at any time an Excess Withdrawal reduces your contract value to zero, no benefit remains, the Income Base Evaluation Period and the Income Credit Period end and the Income Credit Base equals zero.

The contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers, and no death benefit or future annuity income payments are available. Therefore, particularly during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero eliminating any other benefits of the contract.

When the contract value equals zero but a benefit remains payable, to receive any remaining benefit, you must select one of the following options for payment:

     1. The current Maximum Annual Withdrawal Amount, divided equally and paid on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     2. Any payment option mutually agreeable between you and us.

If you do not select a payment option above, the remaining benefit will be paid as the current Maximum Annual Withdrawal Amount divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Can I extend the Income Base Evaluation Period beyond 10 years?

There is an option for extension of the Income Base Evaluation Period as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension. If you elect to extend the Income Base Evaluation Period, the Income Base can continue to be adjusted upward as described above on each anniversary during the new Income Base Evaluation Period which is a period of 5 years. Please see "HOW ARE THE COMPONENTS FOR MARKETLOCK FOR LIFE PLUS CALCULATED?"

Prior to the end of the initial Income Base Evaluation Period and prior to the end of each evaluation period you elect to extend, we will notify you of the terms of the next extension in writing. We will provide you with an extension election form prior to the end of each evaluation period you extend. If you elect to extend the evaluation period, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature.

If you do not contact us at the end of each Income Base Evaluation Period to extend the Income Base Evaluation Period, an extension will no longer be available and the Income Base will not be adjusted for higher Anniversary Values on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period, subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future.

Can I extend the Income Credit Period beyond 10 years?

No. The Income Credit Period may not be extended. However, the Income Base Evaluation Period as described above may be extended.

What happens to MarketLock For Life Plus upon a spousal continuation?

If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:

     1. Make a death claim if the contract value is greater than zero which terminates MarketLock For Life Plus and the contract; or

     2. Continue the contract if the contract value is greater than zero, without MarketLock For Life Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates MarketLock For Life Plus and the contract; or

     2. Continue the contract with MarketLock For Life Plus and its corresponding fee.

The components of the feature will not change as a result of a spousal continuation. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the feature based on the age of the younger Covered Person when the first withdrawal was taken or, if no withdrawals were taken prior to the continuation, the age of the surviving Covered Person at the time the first withdrawal is taken.

If spousal continuation occurs during the Income Base Evaluation Period and/or Income Credit Period, if applicable, the Continuing Spouse will continue to receive any increases to the Income Base during the remaining Income Base Evaluation Period and/or Income Credit Period. In addition, the Continuing Spouse will be eligible to extend the Income Base Evaluation Period upon the expiration of the period. See "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD BEYOND 10 YEARS?" above.

Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock For Life Plus upon the death of the second spouse?

No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal beneficiary must make an election under the death benefit provisions of the contract, which terminates MarketLock For Life Plus. SEE DEATH BENEFITS BELOW.

What happens to MarketLock For Life Plus upon the Latest Annuity Date?

If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, divided equally and paid on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the Latest Annuity Date, we will annuitize the contract value in accordance with Annuity Income Option 3, as described in ANNUITY INCOME OPTIONS below. At that point, the Accumulation Phase of your contract ends and the Income Phase begins.

Can I elect to cancel the MarketLock For Life Plus feature?

MarketLock For Life Plus may be cancelled by you on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary after the 10th contract anniversary. Once you elect to cancel the MarketLock For Life Plus feature, you will no longer be charged a fee after the cancellation is effective and the guarantees under the benefit are terminated. In addition, the investment requirements for MarketLock For Life Plus will no longer apply to your contract. You may not extend the Income Base Evaluation Period and you may not re-elect or reinstate MarketLock For Life Plus after cancellation.

Are there circumstances under which MarketLock For Life Plus will automatically terminate?

The feature automatically terminates upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Full surrender or termination of the contract; or

     3. A death benefit is paid and the contract is terminated; or

     4. Excess Withdrawals reduce the contract value to zero; or

     5. Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Persons; or

     6. A change that removes all Covered Persons from the contract except as noted below and under "ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS FOR TWO COVERED PERSONS, IF ELECTED, TERMINATE FOR ONE OF THE COVERED PERSONS?"

If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock For Life Plus. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock For Life Plus. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?

Under any of the following circumstances, MarketLock For Life Plus will provide a guarantee for one Covered Person and not the lifetime of the other Covered
Person:

     1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or

     2. The original spousal joint Owners or spousal beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.

Under these circumstances, the fee for MarketLock For Life Plus based on two Covered Persons remains unchanged and the guaranteed withdrawals are payable for one Covered Person only. However, the remaining Covered Person may choose to terminate the feature as described under "CAN MARKETLOCK FOR LIFE PLUS BE CANCELLED?"

MARKETLOCK

What is MarketLock?

MarketLock is an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time that may last as long as you live even if the entire value of your contract has been reduced to zero (the "Benefit"). Thus, MarketLock may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, a longer than expected life span, or any combination of these factors.

The feature does not guarantee a withdrawal of an income stream based on any Purchase Payments made after the second contract anniversary. The feature only guarantees lifetime withdrawals in the manner described below. You may never need to rely on MarketLock depending on your contract's market performance, your withdrawal activity, and your longevity.

The feature may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRAs or tax qualified plans. The feature guarantees only Purchase Payments received in the contract's first two years.

Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, deducting applicable withdrawal charges, and reducing the contract value, free withdrawal amounts and all other benefits, features and conditions of your contract. Please see ACCESS TO YOUR MONEY section in the prospectus.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

THE INVESTMENT REQUIREMENTS APPLICABLE TO MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS, DISCUSSED ABOVE, ARE NOT APPLICABLE TO MARKETLOCK.

When and how can I elect MarketLock?

You may only elect MarketLock at the time of contract issue and if you are age 75 or younger on the contract issue date. If the contract is jointly owned, the maximum issue age is based on the age of the older owner.

How does MarketLock work?

MarketLock automatically locks-in the highest contract Anniversary Value during the first 7 years (or longer if you extend the Maximum Anniversary Value ("MAV") Evaluation Period, as discussed below) and guarantees annual withdrawals based on this amount over the period that the Benefit is in effect. Additionally, you may take withdrawals over the lifetime of the owner as more fully described below. For jointly owned contracts, the older owner is the life upon which the lifetime guarantee applies. Accordingly, if the older contract owner were to die first, the surviving younger spousal owner is not eligible for lifetime withdrawals, but may elect to continue the contract and receive any remaining withdrawals under the feature as described below. MarketLock is designed for individuals or spousal joint owners. Thus, if a contract is owned by non-spousal joint owners and either owner dies, the full contract value must be paid within 5 years of death, after which time the contract terminates; the surviving owner may not receive the benefit of MarketLock.

The Benefit's components and value may vary depending on when the first withdrawal is taken, the age of the older owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after your 65th birthday and your withdrawals do not exceed the Maximum Annual Withdrawal Amount in any Benefit Year. However, you may begin taking withdrawals under the Benefit immediately following the contract issue date. Please see the MARKETLOCK SUMMARY TABLE below.

The table below is a summary of the MarketLock feature and applicable components of the Benefit. "Benefit Year Anniversary" refers to each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date.

MARKETLOCK SUMMARY TABLE:

----------------------------------------------------------------------------
                                             MAXIMUM
                                             ANNUAL            INITIAL
                                           WITHDRAWAL          MINIMUM
                                            PERCENT-         WITHDRAWAL
        TIME OF FIRST WITHDRAWAL              AGE*             PERIOD
----------------------------------------- ------------ ---------------------
  Before 7(th) Benefit Year anniversary        5%             20 years
----------------------------------------- ------------ ---------------------
     On or after 7(th) Benefit Year            7%           14.28 years**
                anniversary
----------------------------------------- ------------ ---------------------
 On or after the older contract owner's        5%            Life of the
            65(th) birthday***                             older contract
                                                                owner
----------------------------------------- ------------ ---------------------


* For the purposes of complying with the Maximum Annual Withdrawal Percentage, the amount of the withdrawal would include any charges applicable to the withdrawal.

** The fractional year indicates that the final withdrawal of the remaining Benefit Base, which will be less than your Maximum Annual Withdrawal Amount, may be taken at any time during the final year of the Minimum Withdrawal Period.

*** Lifetime withdrawals are available so long as your first withdrawal is taken on or after age 65 and withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year (other than for RMD amounts for this contract that are greater than the Maximum Annual Withdrawal Amount), lifetime withdrawals are no longer available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract only is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the withdrawal will be treated as an excess withdrawal. Any portion of an RMD withdrawal in a Benefit Year that is greater than both the Maximum Annual Withdrawal Amount and the RMD amount (based only on this contract) will be considered an excess withdrawal. This will result in cancellation of the lifetime withdrawals and may further reduce your Maximum Annual Withdrawal Amount, MAV Benefit Base, and remaining Minimum Withdrawal Period. Please see "HOW ARE THE COMPONENTS FOR MARKETLOCK CALCULATED?" below.

For details on the effects of withdrawals, please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?"

How are the components for MarketLock calculated?

In order to determine the Benefit's value, we calculate each of the components as described below.

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date, adjusted for any withdrawals during that period. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions; however, spousal continuation contributions are included in the calculation of Anniversary Values. PLEASE SEE SPOUSAL CONTINUATION BELOW. Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 7th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for additional periods as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base equals the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any withdrawals of contract value are taken. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?" below. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals, the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the MAV Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal or whether you are taking lifetime withdrawals. Applicable percentages are shown in the MarketLock Summary Table above. If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new MAV Benefit Base. If the MAV Benefit Base is increased for Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin and is recalculated when the MAV Benefit Base is adjusted to a higher Anniversary Value by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. Please see the MarketLock Summary Table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals.

FOR DETAILS ON THE EFFECTS OF WITHDRAWALS, PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?" BELOW.

Can I extend the MAV Evaluation Period beyond 7 years?

As long as you have not elected to cancel the feature and the older owner is age 85 or younger at the time you elect the extension, you may elect to extend the MAV Evaluation Period. We guarantee that you will be given the opportunity to extend the MAV Evaluation Period under these conditions for at least two additional evaluation periods of 7 years each. IN ORDER TO EXTEND THE MAV EVALUATION PERIOD, YOU MUST CONTACT US NO LATER THAN 60 DAYS AFTER THE END OF THE MAV EVALUATION PERIOD. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See "HOW ARE THE COMPONENTS OF MARKETLOCK CALCULATED?" Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and Maximum Annual Withdrawal Percentage, may change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. We will notify you in writing of the terms of the extension at least 30 days prior to the end of the MAV Evaluation Period. Additional MAV Evaluation Periods may be offered after the guaranteed additional evaluation periods at our sole discretion.

Prior to the end of the initial MAV Evaluation Period, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form prior to the end of the initial MAV Evaluation Period. If you elect to extend the MAV Evaluation Period, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us. Additional MAV Evaluation Periods may be offered at our sole discretion.

The fee for the feature may change at the time of extension and may be different than when you initially elected the feature.

What is the fee for MarketLock?

The annualized fee for MarketLock is calculated as 0.50% of the MAV Benefit Base for all years in which the feature is in effect. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension.

The fee will be calculated and deducted quarterly from the portion of your contract value allocated to the Variable Portfolios, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter. You should keep in mind that an increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Alternatively, a decrease in MAV Benefit Base due to withdrawals will decrease the dollar amount of the fee.

If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume.

What are the effects of withdrawals on MarketLock?

The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to your 65th birthday (if jointly owned, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older owner's 65th birthday if jointly owned) and wish to receive lifetime withdrawals, you must withdraw no more than the Maximum Annual Withdrawal Amount which is calculated as 5% of the MAV Benefit Base. If the amount of withdrawals, at any time, exceeds 5% of the MAV Benefit Base in a Benefit Year, you will not receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the MarketLock Summary Table and under "HOW ARE THE COMPONENTS FOR MARKETLOCK CALCULATED?" above, based on when you made your first withdrawal and adjusted for withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the contract value prior to the Excess Withdrawal. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the MAV Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.

The impact of withdrawals and the effect on each component of MarketLock are further explained below:

MAV BENEFIT BASE: Withdrawals reduce the MAV Benefit Base as follows:

     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal;

     (2) Excess Withdrawals as described above reduce the MAV Benefit Base as follows:

          If total withdrawals during the Benefit Year, including the current withdrawal, exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is further reduced to the lesser of (a) or (b), where:

          (a) is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the Excess Withdrawal, or;

          (b) is the MAV Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount will not change for the next Benefit Year unless your MAV Benefit Base is adjusted upward (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK CALCULATED?"). If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. On that contract anniversary, the new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.

MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the chart below.

---------------------------------------------------------------
      THE AMOUNT
      WITHDRAWN
  IN A BENEFIT YEAR       EFFECT ON MINIMUM WITHDRAWAL PERIOD
--------------------- -----------------------------------------
  Amounts up to the    New Minimum Withdrawal Period = the MAV
  Maximum Annual       Benefit Base (which includes a deduction
  Withdrawal Amount    for any previous withdrawal), divided by
                       the current Maximum Annual Withdrawal
                       Amount
--------------------- -----------------------------------------
  Amounts in excess    New Minimum Withdrawal Period = the
  of                   Minimum Withdrawal Period as of the
  the Maximum Annual   prior contract anniversary minus one
  Withdrawal Amount    year
--------------------- -----------------------------------------


THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if the contract value is reduced to zero?

If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. Further, if you are eligible to take lifetime withdrawals, a Benefit is still payable even if the contract value and MAV Benefit Base both equal zero. However, the contract's other benefits, will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

When the contract value equals zero, to receive any remaining Benefit, you must select one of the following income options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until either: (a) the time at which the Minimum Withdrawal Period equals zero, or (b) if receiving lifetime withdrawals, the date of death of the older contract owner; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. Any payment option mutually agreeable between you and us.

What happens to MarketLock upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, lifetime withdrawals or the option to receive lifetime withdrawals will cease upon death of the older owner. Excluding the lifetime option, a younger continuing spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock Summary Table above based on when the first withdrawal was taken and adjusted for any withdrawals already taken. In the event of the death of the younger spouse, the older spousal beneficiary may continue to receive lifetime withdrawals because they are based on the older owner's life.

If the contract owner elected MarketLock and dies during the MAV Evaluation Period and the spousal beneficiary continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any spousal continuation contribution is included in Anniversary Values. PLEASE SEE SPOUSAL CONTINUATION BELOW. Additionally, the Continuing Spouse may extend the MAV Evaluation Period up to two times provided that (1) the original owner did not previously extend the MAV Evaluation period and (2) the Continuing Spouse is age 85 or younger at the time they extend the MAV Evaluation Period. If the original owner extended the MAV Evaluation Period once, the Continuing Spouse may extend the MAV Evaluation Period only once more. If the original owner extended the MAV Evaluation Period twice, the Continuing Spouse may not extend the MAV Evaluation Period. Spousal continuation contributions are not considered to be Eligible Purchase Payments. However, spousal continuation contributions are included for the purpose of determining the MAV Benefit Base during the MAV Evaluation Period.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under MarketLock upon my death?

Upon the death of the older contract owner, lifetime withdrawals will no longer be available. If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. PLEASE SEE DEATH BENEFITS BELOW. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The other components of the feature will not change. However, the contract and its other benefits will be terminated.

What happens to MarketLock upon the Latest Annuity Date?

If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity income options; or

     2. If eligible for lifetime withdrawals, even if the MAV Benefit Base equals zero, elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a quarterly, semi-annual or annual frequency as selected by you, until your death; or

     3. Elect to receive your remaining MAV Benefit Base on the Latest Annuity Date paid over the Minimum Withdrawal Period with payments equal to the current Maximum Annual Withdrawal Amount. If withdrawals have not started, your Maximum Annual Withdrawal Amount and Minimum Withdrawal Period will be calculated based on the applicable Maximum Annual Withdrawal Percentage; or

     4. Any payment option mutually agreeable between you and us.

Upon election of any of the above options, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.

Can I elect to cancel the MarketLock feature?

MarketLock may be cancelled by you on the 7th contract anniversary, or any contract anniversary thereafter. Once you elect to cancel the MarketLock feature, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not re-elect or reinstate MarketLock after cancellation.

Are there circumstances under which MarketLock will automatically terminate?

The feature automatically terminates upon the occurrence of one of the following:

     1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid.

Lifetime withdrawals will not be available in the event of:

     1. An ownership change which results in a change of the older owner;* or

     2. Withdrawals prior to the 65th birthday of the older owner; or

     3. Death of the older owner; or

     4. A Spousal Continuation (upon the death of the older owner); or

     5. A withdrawal in excess of 5% of MAV Benefit Base.**

* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** If a required minimum distribution withdrawal for this contract exceeds the Maximum Annual Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 DEATH BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary.

We do not pay a death benefit if you die after you begin the Income Phase; your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.


If the contract is owned by a trust or any other non-natural person, we will treat the death of the Primary Annuitant as the death of any Owner.


If your contract value is reduced to zero as a result of receiving guaranteed withdrawals under a living benefit feature, no death benefit will be paid. PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE.


You designate your Beneficiary, who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint Owner is the sole Beneficiary. Joint Annuitants, if any, when the Owner is a non-natural person shall be each other's sole Beneficiary, except when the Owner is a charitable remainder trust. In designating your Beneficiary, you may impose restrictions on the timing and manner of the payment of death benefits. Those restrictions can govern the payment of the death benefit.





If any contract is owned by a trust, whether as an agent for a natural person or otherwise, you should consider the contractual provisions that apply, including provisions that apply in the event of the death or change of an Annuitant, in determining whether the contract is an appropriate trust investment. You may wish to consult with your tax and/or legal adviser.


We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death at the Annuity Service Center. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order at the Annuity Service Center, (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. If the death benefit request is not received by us in Good Order or if notification of the death is made by the Beneficiary prior to submitting all required paperwork and satisfactory proof of death, the Beneficiary may have the option of transferring the entire contract value to the Cash Management Variable Portfolio or available Fixed Account by contacting the Annuity Service Center. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.


For contracts in which the aggregate of all Purchase Payments in contracts issued by the Company or its affiliate, SunAmerica Annuity, to the same Owner/Annuitant are in excess of $1,500,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.


Certain death benefits are either no longer offered or have changed since first being offered. IF YOUR CONTRACT WAS ISSUED PRIOR TO MAY 1, 2004, PLEASE SEE APPENDIX F FOR DETAILS REGARDING THOSE FEATURES.


If a Beneficiary does not elect a settlement option, within 60 days of our receipt of all required paperwork and satisfactory proof of death received by us in Good Order, we pay a lump sum death benefit by check to the Beneficiary's address of record.


The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. PLEASE SEE SPOUSAL CONTINUATION BELOW.


EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS


The Extended Legacy program, if available, can allow a Beneficiary to take the death benefit amount in the form of annuity income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution. The contract continues in the original Owner's name for the benefit of the Beneficiary. The Beneficiary may elect the Extended Legacy Program on the Death Claim Form. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the Owner's death.



A Beneficiary may withdraw all or a portion of the contract value at any time, name their own Beneficiary to receive any remaining unpaid amount in the contract in the event of their death and make transfers among investment options.



There are certain restrictions applicable to this program. No Purchase Payments are permitted. Optional features, including death benefits, elected by the original Owner are not available and any changes associated with these features will no longer be deducted. The contract may not be assigned and ownership may not be changed or jointly owned. Any Fixed Accounts that may have been available to the original Owner will no longer be available for investment to the Beneficiary.


If the Beneficiary elects to participate in this program and the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value.

OTHER BENEFICIARY CONTINUATION OPTIONS


The Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of death. For IRAs, the 5-year payout option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original Owner reaches the age of 70 1/2).


Please consult a qualified adviser regarding tax implications of these options and your particular circumstances.

DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We determine Net Purchase Payments as Purchase Payments less adjustments for withdrawals. Net Purchase Payments are increased by the amount of subsequent Purchase Payments, if any, and reduced for withdrawals, if any, in the same proportion that the contract value was reduced on the date of such withdrawal.

The term "Withdrawal Adjustment" is used, if you have elected a Living Benefit, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when you take a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to your 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to your 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the Excess Withdrawal reduced the resulting contract value. If a withdrawal is taken on or after your 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.


The Company does not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Purchase Payments are received on or after your 86th birthday.

DEATH BENEFIT

The death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary value equals the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Purchase Payments since that contract anniversary.

If the contract is issued on or after your 83rd birthday but prior to your 86th birthday, the death benefit is the greater of Contract value or Net Purchase Payments.

For contracts issued prior to May 1, 2007, if you die on or after your 90th birthday, the death benefit is equal to your contract value.

For contracts in which the aggregate of all Purchase Payments in contracts issued by SunAmerica Annuity and/or First SunAmerica to the same owner/annuitant are in excess of $1,500,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract, its benefits and elected features, if any, remain the same. However, Domestic Partners, Same-Sex Spouses and non-spousal joint Owners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the Internal Revenue Code. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. A spousal continuation can only take place once, upon the death of the original Owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original Owner.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original Owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original Owner ("Continuation Date") at the Annuity Service Center. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. PLEASE SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS UPON A CONTINUING SPOUSE'S DEATH.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THESE BENEFITS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXPENSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase certain contract level fees, such as Separate Account or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH THE DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.

SEPARATE ACCOUNT EXPENSES

The mortality and expense risk charge and distribution expense charge is 1.52% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every contract year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract.

We apply a withdrawal charge against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for 7 complete years, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. The withdrawal charge schedule is as follows:

WITHDRAWAL CHARGE SCHEDULE:



------------------------------------------------------------------------------------------------------------------------------------
 YEARS SINCE
 PURCHASE PAYMENT
 RECEIPT                    1             2             3             4             5             6             7            8+
------------------------------------------------------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE                    7%            6%            5%            4%            3%            2%            1%            0%
------------------------------------------------------------------------------------------------------------------------------------



When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.


If you take a partial withdrawal, you can choose whether any applicable withdrawal charges are deducted from the amount withdrawn or from the contract value remaining after the amount withdrawn. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.


We will not assess a withdrawal charge when we pay a death benefit, assess contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. PLEASE SEE TAXES BELOW.

UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Fund. These fees may vary. They are not fixed or specified in your annuity contract, rather the Underlying Funds are governed by their own boards of trustees.

12b-1 FEES

Certain Underlying Funds available in this product assess a 12b-1 fee of 0.25% of the average daily net assets allocated to those Underlying Funds. Over time these fees will increase the cost of your investment.

We receive the 12b-1 fees from the Underlying Funds, more specifically from the Series II shares of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and American Funds Insurance Series, Class 3 shares of Anchor Series Trust, Class 2 shares of Franklin Templeton Variable Insurance Products Trust, Class 3 shares of Seasons Series Trust and SunAmerica Series Trust.

The 12b-1 fees compensate us for costs associated with the servicing of these shares, including, but not limited to, reimbursing us for expenditures we make to registered representatives in selling firms for providing services to contract owners who are indirect beneficial owners of these shares and for maintaining contract owner accounts.

FOR MORE DETAILED INFORMATION ON THESE UNDERLYING FUND FEES, PLEASE REFER TO THE TRUST PROSPECTUSES.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $30 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. We will deduct the contract maintenance fee on a pro-rata basis from the portion of your contract value allocated to the Variable Portfolios on your contract anniversary. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios which equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.

TRANSFER FEE

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year.

OPTIONAL MARKETLOCK INCOME PLUS FEE

The annualized MarketLock Income Plus fee will be assessed as a percentage of the Income Base for all years in which the feature is in effect. The fee for MarketLock Income Plus depends on whether you elect to cover one life or two lives. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the feature. You will be notified of any change in fee prior to the First, Second and Subsequent Extensions. We guarantee that the current fee reflected below will not increase by more than 0.25% at the time of First Extension.

The fee is deducted from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios which equal the amount of the fee. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a contract quarter. If the feature is still in effect and you surrender your contract, we will assess a pro-rata fee if you surrender your contract before the end of a contract quarter. The pro-rata fee is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in that contract quarter. The fee is as follows:

--------------------------------------------------------
   ALL YEARS IN WHICH THE
    FEATURE IS IN EFFECT            ANNUALIZED FEE
--------------------------------------------------------
 For One Covered Person          0.85% of Income Base
--------------------------------------------------------
 For Two Covered Persons         1.10% of Income Base
--------------------------------------------------------


OPTIONAL MARKETLOCK FOR LIFE PLUS FEE

The annualized MarketLock For Life Plus fee will be assessed as a percentage of the Income Base for all years in which the feature is in effect. The fee for MarketLock For Life Plus depends on whether you elect to cover one life or two lives. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the Benefit.

The fee is deducted proportionately from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios which equal the amount of the fee. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you annuitize your contract before the end of a contract quarter. If the feature is still in effect and you surrender your contract, we will assess a pro-rata fee if you surrender your contract before the end of a contract quarter. The pro-rata fee is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in a contract quarter. The fee is as follows:

--------------------------------------------------------
 NUMBER OF COVERED PERSONS          ANNUALIZED FEE
--------------------------------------------------------
 For One Covered Person          0.75% of Income Base
--------------------------------------------------------
 For Two Covered Persons         1.00% of Income Base
--------------------------------------------------------


If you purchased your contract prior to May 1, 2008, please see Appendix E for the fee applicable to this feature.

OPTIONAL MARKETLOCK FEE

The annualized MarketLock fee will be assessed as a percentage of the MAV Benefit Base. The fee will be deducted quarterly from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be assessed. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

--------------------------------------------------------
                                    ANNUALIZED FEE
--------------------------------------------------------
 All years in which the       0.50% of MAV Benefit Base
  feature is in effect
--------------------------------------------------------


INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.


The Company may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described. Currently, the Company credits an additional amount to contracts sold to the following groups: (1) employees of the Company and its affiliates, and their immediate family members; (2) appointed agents and registered representatives of broker-dealers that sell the Company's and its affiliates' variable contracts, and the agents' and registered representatives' immediate family members; (3) trustees of mutual funds offered in the Company's and its affiliates' variable contracts. The additional amount credited to a contract sold to one of the above individuals will generally equal the commission payable on the initial purchase payment for the contract. This means that the additional amount will generally be in the range of 1.50% to 7.75% of the initial Purchase Payment.


Certain broker-dealers may limit crediting this additional amount to employees only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    PAYMENTS IN CONNECTION WITH DISTRIBUTION
                                 OF THE CONTRACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.

COMMISSIONS. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and SunAmerica Capital Services, Inc. ("SACS"), the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 7.75% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually.

The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.


If allowed by his or her selling firm, a registered representative or other eligible person may purchase a contract on a basis in which an additional amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE.



We provide a list of selling firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2010 in the Statement of Additional Information which is available upon request.


We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.

NON-CASH COMPENSATION. Some registered representatives may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.

PAYMENTS WE RECEIVE

We may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that make such payments to us. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount

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

of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We generally receive three kinds of payments described below.

RULE 12b-1 OR SERVICE FEES. We receive 12b-1 fees of up to 0.25% or service fees of up to 0.50% of the average daily net assets in certain Underlying Funds. These fees are deducted directly from the assets of the Underlying Funds. PLEASE SEE EXPENSES ABOVE.


ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds or wholly from the assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. These amounts are generally based on assets under management from certain Trusts' investment advisers or their affiliates and vary by Trust. Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others. Such amounts received from SAAMCo, a wholly-owned subsidiary of SunAmerica Annuity, are not expected to exceed 0.50% annually based on assets under management.



OTHER PAYMENTS. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisers, subadvisers and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the adviser's, subadviser's or distributor's participation.


In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

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                             ANNUITY INCOME OPTIONS
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THE INCOME PHASE



WHAT IS THE INCOME PHASE?





During the Income Phase, we use the money accumulated in your contract to make regular payments to you. This is known as "annuitizing" your contract. At this point, the Accumulation Phase ends. You will no longer be able to take withdrawals of contract value and all other features and benefits of your contract will terminate, including your ability to surrender your contract.



BEGINNING THE INCOME PHASE IS AN IMPORTANT EVENT. YOU HAVE DIFFERENT OPTIONS AVAILABLE TO YOU. YOU SHOULD DISCUSS YOUR OPTIONS WITH YOUR FINANCIAL REPRESENTATIVE AND/OR TAX ADVISOR SO THAT TOGETHER YOU MAY MAKE THE BEST DECISION FOR YOUR PARTICULAR CIRCUMSTANCES.



WHEN DOES THE INCOME PHASE BEGIN?



Generally, you can annuitize your contract any time after your second contract anniversary ("Annuity Date") and on or before the Latest Annuity Date, defined below, by completing and mailing the Annuity Option Selection Form to our Annuity Service Center.





If your contract is jointly owned, the Latest Annuity Date is based on the older Owner's date of birth. Your Latest Annuity Date is defined as the first business day of the month following your 90th birthday. We will extend the Accumulation Phase to the first business day of the month following your 95th birthday. If you do not request to annuitize your contract on the Annuity Date of your choice, your contract will be annuitized on the first business day of the month following your 95th birthday.



HOW DO I ELECT TO BEGIN THE INCOME PHASE?



First, you must select one of the annuity income payment options, listed below, that best meets your needs by mailing a completed Annuity Option Selection Form to our Annuity Service Center. If you do not select an annuity income payment option, your contract will be annuitized in accordance with the default annuity income payment option specified under Annuity Income Options below.





WHAT IS THE IMPACT ON THE LIVING AND DEATH BENEFITS IF I ANNUITIZE?





Upon annuitizing the contract, the death benefit will terminate. In addition, upon annuitizing, any guaranteed withdrawals under a Living Benefit feature will cease and will be replaced by the annuity income payments. If your contract value is reduced to zero prior to annuitization as a result of receiving guaranteed withdrawals under a Living Benefit feature, your remaining payments under the Living Benefit feature will be paid to you as an annuity. PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE.



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ANNUITY INCOME OPTIONS


You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option. If you elect to receive annuity income payments but do not select an annuity income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years.



We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract Owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new Annuitant election, you may not select an annuity income option based on the life of the Annuitant.


ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.

ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.

ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments.

If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account separate account charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.

FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     - for life income options, your age when annuity income payments begin; and


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

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

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                                      TAXES
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THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS BASED ON THE
INTERNAL REVENUE TAX CODE, TREASURY REGULATIONS AND INTERPRETATIONS EXISTING AS OF THE DATE OF THIS PROSPECTUS AND GENERALLY DOES NOT ADDRESS STATE OR LOCAL TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE, NOR DOES IT INCLUDE ALL THE FEDERAL TAX RULES THAT MAY AFFECT YOU AND YOUR CONTRACT. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES FROM A QUALIFIED TAX ADVISOR. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. FEDERAL INCOME TAX TREATMENT OF THE CONTRACT IS SOMETIMES UNCERTAIN AND CONGRESS, THE IRS AND/OR THE COURTS MAY MODIFY TAX LAWS AND TREATMENT RETROACTIVELY. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.


ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under one of a number of types of employer-sponsored retirement plans, or any Individual Retirement Account or Annuity ("IRA"), your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.


If you purchase your contract under one of a number of types of employee-sponsored retirement plans, or under an IRA, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and IRAs, Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k) or governmental 457(b) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.


AGGREGATION OF CONTRACTS


All Non-Qualified contracts that are issued after October 21, 1988 by the same company to the same policyholder during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution.


TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to

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

August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - under an immediate annuity contract;

     - when attributable to Purchase Payments made prior to August 14, 1982.

On March 30, 2010, the Health Care and Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see Contracts Owned by a Trust or Corporation). This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a "1035 exchange"). We reserve the right to treat partial transfers as tax-reportable distributions, rather than as partial 1035 exchanges, in recognition of certain questions which remain notwithstanding recent IRS guidance on the subject. Such treatment for tax reporting purposes, however, should not prevent a taxpayer from taking a different position on their return, in accordance with the advice of their tax counsel or other tax consultant, if they believe the requirements of IRC Section 1035 have been satisfied.


TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS



Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA contributions, designated Roth contributions from 403(b), 401(k), and governmental 457(b) plans, as well as any other after-tax amounts permitted under the employer's plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from designated Roth accounts in 403(b), 401(k), and governmental 457(b) plans, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Qualified Distributions from Roth IRAs, designated Roth accounts in 403(b), 401(k), and governmental 457(b) plan accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.


The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for higher education expenses;

     - distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty.


     - The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.



The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Generally, withdrawals can only be made when an
Owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.


Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer's plan, generally are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred to a contract with lesser IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.

Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the Code, regulations, IRS pronouncements, and other applicable legal authorities.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance permitted the adoption of the written plan, whether in the form of a single document or as a collection of documents, not later than December 31, 2009. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new premium (including contributions, transfers and exchanges) into new or existing 403(b) contracts.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules might have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009 or, if later, prior to the transfer, the transfer would be considered a "failed" transfer that is subject to tax, and as such could be a violation of applicable withdrawal limitations. Additional guidance issued by the IRS generally permitted a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer. The IRS may in the future issue new guidance, or revise its existing guidance, regarding corrections of defects in 403(b) plans, including such failed transfers.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with

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

applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax adviser.

Withdrawals from other Qualified contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or Individual Retirement Annuity), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.

REQUIRED MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions for the year in which you reach age 70 1/2. You can delay taking your first distribution until the following year; however, you must take your distribution on or before April 1 of that same following year. It is important to note that if you choose to delay your first distribution, you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31. However, The Worker, Retiree, and Employer Recovery Act of 2008, eliminated the 2009 minimum distribution requirement from most eligible retirement plans. We are not aware of any proposal or legislative or regulatory action to extend this exemption from the minimum distribution requirement for 2010 or later years.

If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.


The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from Qualified annuity contracts. One of the regulations effective January 1, 2006 requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and/or living benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax adviser.


TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or as annuity income payments. Estate taxes may also apply.


Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could in the future take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2, unless another exception applies.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

TAX TREATMENT OF OPTIONAL LIVING BENEFITS

Generally, we will treat amounts credited to the contract value under the optional living benefit guarantees, for income tax purposes, as earnings in the contract. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts.

If available and you elect an optional living benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little guidance is available. You should consult a tax adviser before electing an optional living benefit.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation or other owner that is not a natural person ("Non-Natural Owner") that is considering purchasing this contract should consult a tax adviser. Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for Federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract's value in excess of the owner's cost basis, and the contract's cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the Underlying Funds must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-Qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE DISTRIBUTOR

SunAmerica Capital Services, Inc. ("SACS"), Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. SACS, an affiliate of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA"), formerly known as the National Association of Securities Dealers, Inc. No underwriting fees are retained by SACS in connection with the distribution of the contracts.

THE COMPANY


First SunAmerica Life Insurance Company ("First SunAmerica") is a stock life insurance company originally organized under the laws of the state of New York on December 5, 1978. Its principal place of business is One World Financial Center, 200 Liberty Street, New York, New York 10281. First SunAmerica conducts life insurance and annuity business only in the state of New York.


OWNERSHIP STRUCTURE OF THE COMPANY


First SunAmerica is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.



AIG is a leading international insurance organization with operations in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange, as well as the stock exchanges in Ireland and Tokyo.



On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C shares were entitled to approximately 77.8% of the voting power of AIG's outstanding stock.



On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the Federal Reserve Bank of New York ("NY Fed") approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock and subsequently transferred to the U.S. Department of the Treasury (the "Treasury Department") and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the Treasury Department is a majority shareholder of AIG Common Stock. These transactions do not alter the Company's obligations to you. It is expected that over time the Treasury Department will sell its shares of the AIG Common Stock on the open market.



More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov. For information on how to locate these documents, SEE FINANCIAL STATEMENTS, BELOW.


OPERATION OF THE COMPANY


The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial products and the relative value of its brand. Additionally, American International Group-related news may also have an impact on the Company's operations.


The Company is exposed to market risk, contract owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income in the case of assets held in the separate accounts. These guaranteed benefits are sensitive to equity market conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.

The Company is regulated for the benefit of contract owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company's operations.

THE SEPARATE ACCOUNT

First SunAmerica originally established FS Variable Separate Account under New York law on September 9, 1994.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract owners.

THE GENERAL ACCOUNT

Obligations that are paid out of the Company's general account ("General Account") include any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.

The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the living benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a living benefit allocate their Purchase Payments in accordance with specified investment parameters.


CONTRACTS ISSUED PRIOR TO FEBRUARY 1, 2008 WERE ISSUED WITH A GUARANTEE (THE "GUARANTEE") BY AMERICAN HOME ASSURANCE COMPANY (THE "GUARANTOR"). PLEASE SEE APPENDIX D FOR MORE INFORMATION.


FINANCIAL STATEMENTS


The financial statements described below are important for you to consider. Information about how to obtain these financial statements is also provided below.


THE COMPANY AND SEPARATE ACCOUNT


The financial statements of the Company and the Separate Account are required to be made available because you must look to those entities directly to satisfy our obligations to you under the Contract. Contracts issued by SunAmerica Annuity prior to January 1, 2007 are covered by the Guarantee. If your contract is covered by the Guarantee, financial statements of the Guarantor are also provided in relation to its ability to meet its obligations under the Guarantee; please see Appendix B for more information regarding the Guarantor.




INSTRUCTIONS TO OBTAIN FINANCIAL STATEMENTS

The financial statements of the Company, Separate Account and Guarantor, if applicable are available by requesting a free copy of the Statement of Additional Information by calling (800) 445-7862 or by using the request form on the last page of this prospectus.


We encourage both existing and prospective contract owners to read and understand the financial statements.

You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281


To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:


By Mail:
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 445-7862

ADMINISTRATION


We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comments, questions or service requests.



We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions for your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.


LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. Various lawsuits against the Company have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. In management's opinion, these matters are not material in relation to the financial position of the Company.


REGISTRATION STATEMENTS



Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, American Home, if your contract is covered by the Guarantee, the Variable Portfolios and the contract, please refer to the registration statements and exhibits


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              TABLE OF CONTENTS OF
                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862. The table of contents of the SAI is listed below.


Separate Account and the Company
General Account
Master-Feeder Structure
Performance Data
Annuity Income Payments
Annuity Unit Values
Taxes
Broker-Dealer Firms Receiving Revenue Sharing Payments
Distribution of Contracts
Financial Statements
  Separate Account Financial Statements
  First SunAmerica Life Insurance Company Financial Statements
  American Home Statutory Basis Financial Statements (if applicable)
  American International Group, Inc. Financial Information

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                          FISCAL    FISCAL    FISCAL    FISCAL    FISCAL    FISCAL    FISCAL    FISCAL
                              INCEPTION    YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                  TO       ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
     VARIABLE PORTFOLIOS       12/31/02  12/31/03  12/31/04  12/31/05  12/31/06  12/31/07  12/31/08  12/31/09  12/31/10
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH - SAST Class 3 Shares
  (Inception Date - 12/02/02)
          Beginning AUV.....  $10.639    $10.077   $12.720   $14.595   $15.591   $17.353   $16.976   $7.892    $10.892
          Ending AUV........  $10.077    $12.720   $14.595   $15.591   $17.353   $16.976   $7.892    $10.892   $12.966
          Ending Number of
            AUs.............  9          3,217     10,557    20,149    24,138    43,822    42,409    26,663    25,216
-----------------------------------------------------------------------------------------------------------------------

ALLIANCE GROWTH - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $23.774    $21.940   $27.122   $28.764   $32.957   $32.629   $36.738   $21.389   $29.638
          Ending AUV........  $21.940    $27.122   $28.764   $32.957   $32.629   $36.738   $21.389   $29.638   $32.099
          Ending Number of
            AUs.............  4          27,531    87,317    127,702   205,889   217,285   199,428   167,083   154,011
-----------------------------------------------------------------------------------------------------------------------

AMERICAN FUNDS GLOBAL GROWTH - AFIS Class 2 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $11.543    $10.949   $14.590   $16.310   $18.324   $21.736   $24.587   $14.919   $20.911
          Ending AUV........  $10.949    $14.590   $16.310   $18.324   $21.736   $24.587   $14.919   $20.911   $23.014
          Ending Number of
            AUs.............  9          18,561    110,555   197,122   306,546   356,019   327,370   285,521   258,176
-----------------------------------------------------------------------------------------------------------------------

AMERICAN FUNDS GROWTH - AFIS Class 2 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $12.029    $10.884   $14.667   $16.252   $18.599   $20.190   $22.342   $12.329   $16.929
          Ending AUV........  $10.884    $14.667   $16.252   $18.599   $20.190   $22.342   $12.329   $16.929   $19.788
          Ending Number of
            AUs.............  8          46,645    139,560   251,384   356,313   389,330   398,531   326,104   307,661
-----------------------------------------------------------------------------------------------------------------------

AMERICAN FUNDS GROWTH-INCOME - AFIS Class 2 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $11.599    $10.884   $14.197   $15.434   $16.088   $18.254   $18.886   $11.561   $14.944
          Ending AUV........  $10.884    $14.197   $15.434   $16.088   $18.254   $18.886   $11.561   $14.944   $16.399
          Ending Number of
            AUs.............  9          71,074    315,007   435,506   581,418   610,663   560,693   474,785   431,238
-----------------------------------------------------------------------------------------------------------------------

ASSET ALLOCATION - AST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $17.180    $16.887   $20.421   $22.135   $22.828   $24.966   $26.599   $20.109   $24.162
          Ending AUV........  $16.887    $20.421   $22.135   $22.828   $24.966   $26.599   $20.109   $24.162   $27.027
          Ending Number of
            AUs.............  6          8,962     24,874    34,726    67,088    72,269    83,749    80,229    81,013
-----------------------------------------------------------------------------------------------------------------------

BALANCED - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $12.998    $12.509   $14.149   $14.844   $14.860   $16.185   $16.762   $12.208   $14.876
          Ending AUV........  $12.509    $14.149   $14.844   $14.860   $16.185   $16.762   $12.208   $14.876   $16.345
          Ending Number of
            AUs.............  8          8,383     14,273    21,901    29,843    39,528    41,701    57,098    52,367
-----------------------------------------------------------------------------------------------------------------------

BLUE CHIP GROWTH - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $5.053     $4.659    $5.769    $5.965    $6.009    $6.292    $7.051    $4.225    $5.681
          Ending AUV........  $4.659     $5.769    $5.965    $6.009    $6.292    $7.051    $4.225    $5.681    $6.279
          Ending Number of
            AUs.............  20         26,106    73,144    71,210    73,611    118,789   138,461   140,548   144,763
-----------------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION - AST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $27.667    $25.794   $33.529   $35.945   $39.429   $43.161   $54.156   $31.735   $42.640
          Ending AUV........  $25.794    $33.529   $35.945   $39.429   $43.161   $54.156   $31.735   $42.640   $51.414
          Ending Number of
            AUs.............  4          22,135    93,261    166,117   234,956   248,446   257,584   237,600   217,892
-----------------------------------------------------------------------------------------------------------------------

CAPITAL GROWTH - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $5.388     $5.058    $6.224    $6.910    $7.034    $8.061    $8.993    $4.845    $6.831
          Ending AUV........  $5.058     $6.224    $6.910    $7.034    $8.061    $8.993    $4.845    $6.831    $7.330
          Ending Number of
            AUs.............  19         4,280     8,625     27,129    38,037    122,711   216,035   186,885   180,398
-----------------------------------------------------------------------------------------------------------------------

CASH MANAGEMENT - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $13.024    $13.018   $12.878   $12.756   $12.882   $13.243   $13.597   $13.516   $13.286
          Ending AUV........  $13.018    $12.878   $12.756   $12.882   $13.243   $13.597   $13.516   $13.286   $13.022
          Ending Number of
            AUs.............  13         41,646    155,784   210,986   291,361   450,721   569,613   554,949   436,629
-----------------------------------------------------------------------------------------------------------------------

CORPORATE BOND - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $14.379    $14.704   $16.174   $16.975   $16.995   $17.675   $18.316   $16.594   $21.354
          Ending AUV........  $14.704    $16.174   $16.975   $16.995   $17.675   $18.316   $16.594   $21.354   $23.280
          Ending Number of
            AUs.............  7          13,523    101,975   181,992   309,160   462,678   536,592   519,115   478,116
-----------------------------------------------------------------------------------------------------------------------

DAVIS VENTURE VALUE - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $22.187    $21.460   $28.069   $31.304   $34.019   $38.538   $40.004   $24.304   $31.879
          Ending AUV........  $21.460    $28.069   $31.304   $34.019   $38.538   $40.004   $24.304   $31.879   $35.135
          Ending Number of
            AUs.............  5          43,093    165,250   269,443   372,027   413,791   429,231   395,311   364,305
-----------------------------------------------------------------------------------------------------------------------




                 AU - Accumulation Unit
                 AUV - Accumulation Unit Value

                                          FISCAL    FISCAL    FISCAL    FISCAL    FISCAL    FISCAL    FISCAL    FISCAL
                              INCEPTION    YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                  TO       ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
     VARIABLE PORTFOLIOS       12/31/02  12/31/03  12/31/04  12/31/05  12/31/06  12/31/07  12/31/08  12/31/09  12/31/10
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

"DOGS" OF WALL STREET - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $9.177     $8.902    $10.500   $11.309   $10.807   $12.916   $12.444   $8.974    $10.593
          Ending AUV........  $8.902     $10.500   $11.309   $10.807   $12.916   $12.444   $8.974    $10.593   $12.149
          Ending Number of
            AUs.............  11         21,567    26,019    37,847    40,013    48,211    45,542    44,651    43,492
-----------------------------------------------------------------------------------------------------------------------

EMERGING MARKETS - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $6.213     $5.958    $8.933    $10.934   $14.738   $18.981   $26.368   $11.238   $19.504
          Ending AUV........  $5.958     $8.933    $10.934   $14.738   $18.981   $26.368   $11.238   $19.504   $22.710
          Ending Number of
            AUs.............  16         8,343     26,956    33,507    90,106    137,439   195,129   169,553   144,475
-----------------------------------------------------------------------------------------------------------------------

EQUITY OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $13.332    $12.912   $16.184   $17.475   $17.970   $20.603   $20.262   $12.248   $15.895
          Ending AUV........  $12.912    $16.184   $17.475   $17.970   $20.603   $20.262   $12.248   $15.895   $18.285
          Ending Number of
            AUs.............  8          18,228    49,330    74,186    79,317    81,171    78,019    65,190    54,682
-----------------------------------------------------------------------------------------------------------------------

FOREIGN VALUE - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $9.960     $9.407    $12.463   $14.701   $15.918   $19.918   $22.377   $12.999   $16.636
          Ending AUV........  $9.407     $12.463   $14.701   $15.918   $19.918   $22.377   $12.999   $16.636   $16.865
          Ending Number of
            AUs.............  10         60,221    278,670   452,486   534,378   571,288   622,877   615,497   591,230
-----------------------------------------------------------------------------------------------------------------------

FRANKLIN INCOME SECURITIES FUND - FTVIPT Class 2 Shares
(Inception Date - 02/04/08)
          Beginning AUV.....  N/A        N/A       N/A       N/A       N/A       N/A       $10.000   $7.040    $9.402
          Ending AUV........  N/A        N/A       N/A       N/A       N/A       N/A       $7.040    $9.402    $10.434
          Ending Number of
            AUs.............  N/A        N/A       N/A       N/A       N/A       N/A       85,088    117,240   126,539
-----------------------------------------------------------------------------------------------------------------------

FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND - FTVIPT Class 2 Shares
(Inception Date - 02/04/08)
          Beginning AUV.....  N/A        N/A       N/A       N/A       N/A       N/A       $10.000   $6.617    $8.488
          Ending AUV........  N/A        N/A       N/A       N/A       N/A       N/A       $6.617    $8.488    $9.217
          Ending Number of
            AUs.............  N/A        N/A       N/A       N/A       N/A       N/A       116,945   102,658   147,393
-----------------------------------------------------------------------------------------------------------------------

FUNDAMENTAL GROWTH - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $14.739    $13.785   $16.795   $17.326   $18.055   $18.764   $21.243   $11.513   $15.380
          Ending AUV........  $13.785    $16.795   $17.326   $18.055   $18.764   $21.243   $11.513   $15.380   $17.680
          Ending Number of
            AUs.............  7          347       6,880     6,770     6,162     64,352    135,358   131,135   118,593
-----------------------------------------------------------------------------------------------------------------------

GLOBAL BOND - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $16.048    $16.324   $16.611   $16.968   $17.435   $17.792   $19.469   $20.211   $21.345
          Ending AUV........  $16.324    $16.611   $16.968   $17.435   $17.792   $19.469   $20.211   $21.345   $22.288
          Ending Number of
            AUs.............  6          9,261     7,071     18,014    34,374    80,056    145,022   147,738   124,295
-----------------------------------------------------------------------------------------------------------------------

GLOBAL EQUITIES - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $13.154    $12.546   $15.584   $17.129   $19.485   $23.713   $26.063   $14.494   $18.427
          Ending AUV........  $12.546    $15.584   $17.129   $19.485   $23.713   $26.063   $14.494   $18.427   $20.699
          Ending Number of
            AUs.............  8          837       8,578     19,613    29,060    41,254    43,400    42,453    42,219
-----------------------------------------------------------------------------------------------------------------------

GOVERNMENT AND QUALITY BOND - AST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $16.183    $16.472   $16.588   $16.854   $16.995   $17.248   $18.012   $18.463   $18.913
          Ending AUV........  $16.472    $16.588   $16.854   $16.995   $17.248   $18.012   $18.463   $18.913   $19.507
          Ending Number of
            AUs.............  6          92,010    344,247   524,648   679,782   844,921   875,600   888,451   864,357
-----------------------------------------------------------------------------------------------------------------------

GROWTH - AST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $22.137    $20.848   $26.615   $28.987   $30.508   $33.954   $36.761   $21.517   $29.256
          Ending AUV........  $20.848    $26.615   $28.987   $30.508   $33.954   $36.761   $21.517   $29.256   $32.808
          Ending Number of
            AUs.............  5          25,103    104,329   164,540   194,034   200,888   205,052   175,699   160,784
-----------------------------------------------------------------------------------------------------------------------

GROWTH-INCOME - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $21.715    $20.787   $25.658   $28.116   $29.613   $31.254   $34.122   $19.139   $24.102
          Ending AUV........  $20.787    $25.658   $28.116   $29.613   $31.254   $34.122   $19.139   $24.102   $26.402
          Ending Number of
            AUs.............  5          3,707     14,351    16,334    20,187    25,721    17,605    16,290    14,488
-----------------------------------------------------------------------------------------------------------------------

GROWTH OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $3.799     $3.435    $4.557    $4.753    $5.027    $5.603    $6.692    $4.215    $4.897
          Ending AUV........  $3.435     $4.557    $4.753    $5.027    $5.603    $6.692    $4.215    $4.897    $5.982
          Ending Number of
            AUs.............  26         10,237    19,715    26,344    135,509   174,324   285,684   357,154   326,155
-----------------------------------------------------------------------------------------------------------------------




                 AU - Accumulation Unit
                 AUV - Accumulation Unit Value

                                          FISCAL    FISCAL    FISCAL    FISCAL    FISCAL    FISCAL    FISCAL    FISCAL
                              INCEPTION    YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                  TO       ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
     VARIABLE PORTFOLIOS       12/31/02  12/31/03  12/31/04  12/31/05  12/31/06  12/31/07  12/31/08  12/31/09  12/31/10
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

HIGH-YIELD BOND - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $11.534    $11.586   $14.978   $17.285   $18.488   $20.828   $20.746   $13.828   $19.294
          Ending AUV........  $11.586    $14.978   $17.285   $18,488   $20.828   $20.746   $13.828   $19.294   $21.723
          Ending Number of
            AUs.............  9          11,111    23,313    49,466    55,632    84,113    82,758    92,698    94,651
-----------------------------------------------------------------------------------------------------------------------

INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $7.290     $7.170    $9.286    $10.629   $11.883   $14.413   $16.333   $9.714    $12.324
          Ending AUV........  $7.170     $9.286    $10.629   $11.883   $14.413   $16.333   $9.714    $12.324   $13.137
          Ending Number of
            AUs.............  14         57,435    258,255   421,466   552,683   617,605   646,353   585,348   538,952
-----------------------------------------------------------------------------------------------------------------------

INTERNATIONAL GROWTH & INCOME - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $8.573     $8.330    $11.204   $13.305   $14.940   $18.647   $19.633   $10.433   $13.095
          Ending AUV........  $8.330     $11.204   $13.305   $14.940   $18.647   $19.633   $10.433   $13.095   $13.778
          Ending Number of
            AUs.............  12         20,136    60,016    65,638    140,209   260,614   464,017   455,434   431,995
-----------------------------------------------------------------------------------------------------------------------

INVESCO VAN KAMPEN V.I. CAPITAL FUND, SERIES II SHARES
(Inception Date - 12/02/02)
          Beginning AUV.....  $7.598     $6.997    $8.755    $9.208    $9.762    $9.867    $11.335   $5.681    $9.268
          Ending AUV........  $6.997     $8.755    $9.208    $9.762    $9.867    $11.335   $5.681    $9.268    $10.914
          Ending Number of
            AUs.............  13         6,547     22,764    28,122    29,207    28,565    30,519    32,952    24,396
-----------------------------------------------------------------------------------------------------------------------

INVESCO VAN KAMPEN V.I. COMSTOCK FUND, SERIES II SHARES
(Inception Date - 12/02/02)
          Beginning AUV.....  $8.543     $8.155    $10.504   $12.149   $12.458   $14.239   $13.698   $8.661    $10.954
          Ending AUV........  $8.155     $10.504   $12.149   $12.458   $14.239   $13.698   $8.661    $10.954   $12.481
          Ending Number of
            AUs.............  12         22,640    91,517    176,135   193,724   208,920   293,889   336,163   306,579
-----------------------------------------------------------------------------------------------------------------------

INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND, SERIES II SHARES
(Inception Date - 12/02/02)
          Beginning AUV.....  $9.011     $8.791    $11.056   $12.428   $13.431   $15.341   $15.491   $10.343   $12.643
          Ending AUV........  $8.791     $11.056   $12.428   $13.431   $15.341   $15.491   $10.343   $12.643   $13.970
          Ending Number of
            AUs.............  11         71,196    280,789   444,932   576,367   668,895   782,774   788,507   740,293
-----------------------------------------------------------------------------------------------------------------------

LORD ABBETT GROWTH AND INCOME - LASF Class VC Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $8.665     $8.180    $10.556   $11.713   $11.911   $13.758   $14.016   $8.777    $10.278
          Ending AUV........  $8.180     $10.556   $11.713   $11.911   $13.758   $14.016   $8.777    $10.278   $11.885
          Ending Number of
            AUs.............  12         48,186    125,707   187,127   242,408   360,606   487,800   515,858   480,664
-----------------------------------------------------------------------------------------------------------------------

MARSICO FOCUSED GROWTH - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $7.833     $7.426    $9.503    $10.387   $11.298   $12.053   $13.458   $7.824    $10.048
          Ending AUV........  $7.426     $9.503    $10.387   $11.298   $12.053   $13.458   $7.824    $10.048   $11.590
          Ending Number of
            AUs.............  13         8,026     48,359    70,568    106,609   123,461   140,142   135,233   127,095
-----------------------------------------------------------------------------------------------------------------------

MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $15.713    $14.930   $17.969   $19.749   $20.902   $23.242   $25.248   $16.758   $20.866
          Ending AUV........  $14.930    $17.969   $19.749   $20.902   $23.242   $25.248   $16.758   $20.866   $22.794
          Ending Number of
            AUs.............  6          12,888    50,786    76,861    88,286    84,562    124,500   143,087   141,872
-----------------------------------------------------------------------------------------------------------------------

MFS TOTAL RETURN - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $20.353    $19.853   $22.797   $24.931   $25.240   $27.772   $28.439   $21.787   $25.360
          Ending AUV........  $19.853    $22.797   $24.931   $25.240   $27.772   $28.439   $21.787   $25.360   $27.416
          Ending Number of
            AUs.............  5          18,660    76,118    132,859   184,658   225,259   241,020   221,904   215,014
-----------------------------------------------------------------------------------------------------------------------

MID-CAP GROWTH - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $7.423     $6.965    $9.392    $10.528   $10.672   $10.754   $12.356   $6.875    $9.620
          Ending AUV........  $6.965     $9.392    $10.528   $10.672   $10.754   $12.356   $6.875    $9.620    $11.857
          Ending Number of
            AUs.............  14         55,256    123,122   185,705   220,120   245,803   257,071   230,795   224,770
-----------------------------------------------------------------------------------------------------------------------

NATURAL RESOURCES - AST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $14.699    $15.272   $22.162   $27.232   $39.093   $47.983   $66.094   $32.598   $50.623
          Ending AUV........  $15.272    $22.162   $27.232   $39.093   $47.983   $66.094   $32.598   $50.623   $57.792
          Ending Number of
            AUs.............  7          2,659     13,516    20,935    46,948    60,388    72,072    65,311    55,441
-----------------------------------------------------------------------------------------------------------------------

REAL ESTATE - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $11.721    $11.836   $16.050   $21.219   $23.619   $31.207   $26.262   $14.476   $18.458
          Ending AUV........  $11.836    $16.050   $21.219   $23.619   $31.207   $26.262   $14.476   $18.458   $21.742
          Ending Number of
            AUs.............  9          5,172     21,487    41,656    76,509    115,332   201,077   203,955   182,596
-----------------------------------------------------------------------------------------------------------------------





                 AU - Accumulation Unit
                 AUV - Accumulation Unit Value

                                          FISCAL    FISCAL    FISCAL    FISCAL    FISCAL    FISCAL    FISCAL    FISCAL
                              INCEPTION    YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                  TO       ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
     VARIABLE PORTFOLIOS       12/31/02  12/31/03  12/31/04  12/31/05  12/31/06  12/31/07  12/31/08  12/31/09  12/31/10
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
REAL RETURN- SST Class 3 Shares
(Inception Date - 05/03/10)
          Beginning AUV.....  N/A        N/A       N/A       N/A       N/A       N/A       N/A       N/A       $11.303
          Ending AUV........  N/A        N/A       N/A       N/A       N/A       N/A       N/A       N/A       $11.400
          Ending Number of
            AUs.............  N/A        N/A       N/A       N/A       N/A       N/A       N/A       N/A       6,772
-----------------------------------------------------------------------------------------------------------------------

SMALL & MID CAP VALUE - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $10.464    $10.122   $13.588   $15.770   $16.432   $18.363   $18.366   $11.728   $16.419
          Ending AUV........  $10.122    $13.588   $15.770   $16.432   $18.363   $18.366   $11.728   $16.419   $20.299
          Ending Number of
            AUs.............  10         40,298    107,053   172,111   250,312   325,083   473,757   449,700   412,328
-----------------------------------------------------------------------------------------------------------------------

SMALL COMPANY VALUE - SAST Class 3 Shares
(Inception Date - 5/01/06)
          Beginning AUV.....  N/A        N/A       N/A       N/A       $10.000   $10.117   $9.283    $6.043    $7.836
          Ending AUV........  N/A        N/A       N/A       N/A       $10.117   $9.283    $6.043    $7.836    $9.761
          Ending Number of
            AUs.............  N/A        N/A       N/A       N/A       37,974    149,885   273,293   282,235   260,313
-----------------------------------------------------------------------------------------------------------------------

TECHNOLOGY - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $2.048     $1.716    $2.544    $2.436    $2.388    $2.373    $2.842    $1.364    $2.016
          Ending AUV........  $1.716     $2.544    $2.436    $2.388    $2.373    $2.842    $1.364    $2.016    $2.382
          Ending Number of
            AUs.............  49         38,060    73,154    122,732   165,697   269,026   346,219   352,397   329,356
-----------------------------------------------------------------------------------------------------------------------

TELECOM UTILITY - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $8.494     $8.622    $10.068   $11.549   $12.087   $15.021   $17.850   $10.971   $14.235
          Ending AUV........  $8.622     $10.068   $11.549   $12.087   $15.021   $17.850   $10.971   $14.235   $15.885
          Ending Number of
            AUs.............  12         1,443     3,520     6,378     11,743    19,879    32,109    27,343    22,878
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN BOND - SAST Class 3 Shares
(Inception Date - 12/02/02)
          Beginning AUV.....  $13.871    $13.993   $17.344   $18.645   $19.658   $21.174   $21.958   $22.667   $24.850
          Ending AUV........  $13.993    $17.344   $18.645   $19.658   $21.174   $21.958   $22.667   $24.850   $25.962
          Ending Number of
            AUs.............  7          875       12,255    17,131    26,951    31,715    145,453   227,056   239,799
-----------------------------------------------------------------------------------------------------------------------




                 AU - Accumulation Unit
                 AUV - Accumulation Unit Value

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

For contracts issued prior to May 1, 2007, if the Continuing Spouse is age 86 or older on the Continuation Date or age 90 or older at the time of death, the death benefit is equal to contract value.

The following details the death benefit payable upon the Continuing Spouse's death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse's date of death.

Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.

The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of the Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawal, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.

THE COMPANY WILL NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS DESCRIBED BELOW ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER THE CONTINUING SPOUSE'S 86TH BIRTHDAY.

If the Continuing Spouse is below age 83 on the Continuation Date, the death benefit is the greatest of:

     a.  Contract value; or

     b. Contract value on the Continuation Date, plus Purchase Payments received after the Continuation Date and prior to the Continuing Spouse's 86th birthday, reduced for withdrawals in the same proportion that the withdrawal reduced contract value on that date of such withdrawal; or

     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary, plus Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the greater of:

     a.  Contract value; or

     b. Contract value on the Continuation Date, plus Purchase Payment received after the Continuation Date but prior to the Continuing Spouse's 86th birthday, reduced for withdrawals in the same proportion that the withdrawal reduced contract value on that date of such withdrawal.

If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death.

Certain death benefits are either no longer offered or have changed since first being offered. If your contract was issued prior to May 1, 2004, please see Appendix F for a description of the death benefit calculations and death benefit calculations following a Spousal Continuation for your contract.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 APPENDIX C - OPTIONAL LIVING BENEFITS EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following examples demonstrate the operation of the MarketLock Income Plus, MarketLock For Life Plus and MarketLock features:

MARKETLOCK INCOME PLUS EXAMPLES

The following examples demonstrate the operation of the MarketLock Income Plus feature:

EXAMPLE 1:

Assume you elect MarketLock Income Plus and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the first contract anniversary. Assume that on your first contract anniversary, your contract value is $103,000.

Your initial Income Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the first contract anniversary is the Net Income Credit Percentage (7%) multiplied by the Income Credit Base ($100,000) which equals $7,000. On your first contract anniversary, your Income Base is equal to the greatest of your current Income Base ($100,000), your contract value ($103,000), or your Income Credit plus your current Income Base ($7,000 + $100,000). Assuming your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after the first anniversary is 5% of the Income Base (5% x $107,000 = $5,350). Therefore, as of your first contract anniversary, you may take withdrawals of up to $5,350 each year as long as the Covered Person(s) is(are) alive and you do not take any excess withdrawals.

EXAMPLE 2 - IMPACT OF SUBSEQUENT ELIGIBLE PURCHASE PAYMENTS WITH NO WITHDRAWALS
            AND NO MAXIMUM ANNIVERSARY VALUES:

Assume you elect MarketLock Income Plus, you invest an initial Purchase Payment of $100,000, you make subsequent Purchase Payments of $120,000 in year 2, $30,000 in year 5, and $50,000 in year 6, you take no withdrawals before the sixth contract anniversary and you have elected to extend both the Income Base Evaluation Period and the Income Credit Period. Assume further that on your first contract anniversary, your contract value increases to $103,000, but through each subsequent contract year, there is effectively 0% growth net of fees in your contract value. Therefore, your Income Base and Income Credit Base do not increase due to a maximum Anniversary Value. Your contract values, Income Bases, Income Credit Bases, Income Credits and Maximum Annual Withdrawal Amounts are given as follows:

----------------------------------------------------------------------------------------------------
                                                                                         MAXIMUM
                                                                                          ANNUAL
                     CONTRACT          INCOME           INCOME           INCOME         WITHDRAWAL
  ANNIVERSARY         VALUE             BASE         CREDIT BASE         CREDIT           AMOUNT
----------------------------------------------------------------------------------------------------
      1st            $103,000         $107,000         $100,000          $7,000           $5,350
----------------------------------------------------------------------------------------------------
      2nd            $223,000         $221,000         $200,000         $14,000          $11,050
----------------------------------------------------------------------------------------------------
      3rd            $223,000         $235,000         $200,000         $14,000          $11,750
----------------------------------------------------------------------------------------------------
      4th            $223,000         $249,000         $200,000         $14,000          $12,450
----------------------------------------------------------------------------------------------------
      5th            $253,000         $295,100         $230,000         $16,100          $14,755
----------------------------------------------------------------------------------------------------
      6th            $303,000         $311,200         $230,000         $16,100          $15,560
----------------------------------------------------------------------------------------------------


Since the Income Base equals the Income Base at the beginning of that Benefit Year plus the subsequent Eligible Purchase Payments made in year 2, your new Income Base at the time of deposit equals $207,000 ($107,000 + $100,000). $20,000 of the $120,000 Purchase Payment is considered Ineligible Purchase Payments because it exceeds the Eligible Purchase Payment made in the first contract year. On your second contract anniversary, your Income Credit is $14,000 (7% $200,000) and your Income Base equals $221,000
($207,000 + $14,000). Your Income Base is not increased to the $223,000 contract value because the highest Anniversary Value is reduced for $20,000 of Ineligible Purchase Payments. Assuming your Maximum Annual Withdrawal Percentage at that time is 5%, then your Maximum Annual Withdrawal Amount would be $11,050 if you were to start taking withdrawals after the second contract anniversary (5% of the $221,000 Income Base). However, continuing to assume you do not take any withdrawals in years 3 and 4, your Income Base will increase by your Income Credit and as a result, your Maximum Annual Withdrawal Amount will also increase. After your Purchase Payment in year 5, your new Income Base at the time of deposit equals $279,000 ($249,000 + $30,000). On your fifth contract anniversary, your Income Credit Base is $230,000 and your Income Credit equals $16,100 ($230,000 x 7%). Your Income Base equals $295,100 ($279,000 + $16,100).
Any Purchase Payments made on or after your fifth contract anniversary are considered Ineligible Purchase Payments. Therefore, your $50,000 Purchase Payment in year 6 will not increase the Income Base, Income Credit Base, or Income Credit. Your Income Base is $311,200 ($295,100 + $16,100). If you were to start taking withdrawals after the sixth contract anniversary, and your Maximum Annual Withdrawal Percentage at that time remains at 5%, your Maximum Annual Withdrawal Amount would be $15,560 (5% of the $311,200 Income Base). If you do not take any Excess Withdrawals and begin taking withdrawals as of the sixth contract anniversary, you may take up to $15,560 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 3 - IMPACT OF MAXIMUM ANNIVERSARY VALUES:

Assume you elect MarketLock Income Plus and you invest a single Purchase Payment of $100,000, you make no additional Purchase Payments and you have elected to extend both the Income Base Evaluation Period and Income Credit Period. Assume that your contract values, Income Bases, Income Credit Bases, Income Credits and Maximum Annual Withdrawal Amounts are given as follows:

----------------------------------------------------------------------------------------------------
                                                                                         MAXIMUM
                                                                                          ANNUAL
                     CONTRACT          INCOME           INCOME           INCOME         WITHDRAWAL
  ANNIVERSARY         VALUE             BASE         CREDIT BASE         CREDIT           AMOUNT
----------------------------------------------------------------------------------------------------
      1st            $103,000         $107,000         $100,000          $7,000           $5,350
----------------------------------------------------------------------------------------------------
      2nd            $115,000         $115,000         $115,000          N/A *            $5,750
----------------------------------------------------------------------------------------------------
      3rd            $107,000         $123,050         $115,000          $8,050           $6,153
----------------------------------------------------------------------------------------------------
      4th            $110,000         $131,100         $115,000          $8,050           $6,555
----------------------------------------------------------------------------------------------------
      5th            $140,000         $140,000         $140,000          N/A *            $7,000
----------------------------------------------------------------------------------------------------
      6th            $145,000         $149,800         $140,000          $9,800           $7,490
----------------------------------------------------------------------------------------------------


* The Income Base calculated based on the maximum Anniversary Value is greater than the Income Credit plus the Income Base; therefore, the Income Credit Base and Income Base are increased to the current Anniversary Value, and the Income Base is not increased by the Income Credit.

On your sixth contract anniversary, your contract value is $145,000, and your Income Base is stepped-up to $149,800 and Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $7,490 (5% of the $149,800 Income Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the sixth contract anniversary, you may take up to $7,490 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT:

Assume you elect MarketLock Income Plus, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments, no withdrawals before the sixth contract anniversary and you have elected to extend both the Income Base Evaluation Period and Income Credit Period. Contract values, Income Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 3 above. Also assume that during your seventh contract year, after your sixth contract anniversary, your contract value is $107,990 and you make a withdrawal of $11,510. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($7,490), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,510 - $7,490), or $4,020. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,490. Your contract value after this portion of the withdrawal is $100,500 ($107,990 - $7,490), but your Income Base and Income Credit Base are unchanged. Next, we recalculate your Income Base, Income Credit Base and Income Credit by reducing the Income Base and Income Credit Base by the proportion by which the contract value was reduced by the Excess Withdrawal ($4,020/$100,500 = 4%). The Income Base is adjusted to $143,808 ($149,800 x 96%). The Income Credit Base is adjusted to $134,400 ($140,000 x 96%). Your new Income Credit is 7% of your new Income Credit Base (7% x $134,400), which equals $9,408. Your new Maximum Annual Withdrawal Amount is your Income Base multiplied by your Maximum Annual Withdrawal Percentage ($143,808 x 5%), which equals $7,190.40. Therefore, if you do not take additional Excess Withdrawals, you may take up to $7,190.40 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 5 - IMPACT OF MINIMUM INCOME BASE:

Assume you elect MarketLock Income Plus, you invest a single Purchase Payment of $100,000, you make no additional Purchase Payments, no withdrawals before the tenth contract anniversary and you have elected to extend both the Income Base Evaluation Period and Income Credit Period. Assume further that on your first contract anniversary, your contract value increases to $103,000, but through each subsequent contract year, there is effectively 0% growth net of fees in your contract value. Therefore, your Income Base and Income Credit Base do not increase due to a maximum Anniversary Value. Assume that your contract values, Income Bases, Income Credit Bases, Income Credits and Maximum Annual Withdrawal Amounts are given as follows:

----------------------------------------------------------------------------------------------------
                                                                                         MAXIMUM
                                                        INCOME                            ANNUAL
                     CONTRACT          INCOME           CREDIT           INCOME         WITHDRAWAL
  ANNIVERSARY         VALUE             BASE             BASE            CREDIT           AMOUNT
----------------------------------------------------------------------------------------------------
      1st            $103,000         $107,000         $100,000          $7,000           $5,350
----------------------------------------------------------------------------------------------------
      2nd            $103,000         $114,000         $100,000          $7,000           $5,700
----------------------------------------------------------------------------------------------------
      3rd            $103,000         $121,000         $100,000          $7,000           $6,050
----------------------------------------------------------------------------------------------------
      4th            $103,000         $128,000         $100,000          $7,000           $6,400
----------------------------------------------------------------------------------------------------
      5th            $103,000         $135,000         $100,000          $7,000           $6,750
----------------------------------------------------------------------------------------------------
      6th            $103,000         $142,000         $100,000          $7,000           $7,100
----------------------------------------------------------------------------------------------------
      7th            $103,000         $149,000         $100,000          $7,000           $7,450
----------------------------------------------------------------------------------------------------
      8th            $103,000         $156,000         $100,000          $7,000           $7,800
----------------------------------------------------------------------------------------------------
      9th            $103,000         $163,000         $100,000          $7,000           $8,150
----------------------------------------------------------------------------------------------------
      10th           $103,000         $200,000         $200,000          N/A *           $10,000
----------------------------------------------------------------------------------------------------


* The Income Base calculated based on 200% of the Purchase Payments made in the first contract year is greater than the maximum Anniversary Value and the Income Credit plus the Income Base; therefore, the Income

  Base and the Income Credit Base are increased to $200,000 on the 10th anniversary.

On your tenth contract anniversary, your Income Base is equal to the greatest of your contract value($103,000), your Income Credit plus your current Income Base ($170,000 = $163,000 + $7,000), and 200% of the Purchase Payments made in the first contract year ($200,000 = 200% x $100,000). Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $10,000 (5% of the $200,000 Income
Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the tenth contract anniversary, you may take up to $10,000 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 6 - IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES:

Assume you elect MarketLock Income Plus, you invest a single Purchase Payment of $100,000, you make no additional Purchase Payments, no withdrawals before the eighth contract anniversary and you have elected to extend both the Income Base Evaluation Period and Income Credit Period. Assume further that on your first contract anniversary, your contract value increases to $103,000, but through each subsequent contract year, there is effectively 0% growth net of fees in your contract value. Therefore, your Income Base and Income Credit Base do not increase due to a maximum Anniversary Value. Assume that your contract values, Income Bases, Income Credit Bases, Income Credits and Maximum Annual Withdrawal Amounts are given as follows:

----------------------------------------------------------------------------------------------------
                                                                                         MAXIMUM
                                                        INCOME                            ANNUAL
                     CONTRACT          INCOME           CREDIT           INCOME         WITHDRAWAL
  ANNIVERSARY         VALUE             BASE             BASE            CREDIT           AMOUNT
----------------------------------------------------------------------------------------------------
      1st            $103,000         $107,000         $100,000          $7,000           $5,350
----------------------------------------------------------------------------------------------------
      2nd            $103,000         $114,000         $100,000          $7,000           $5,700
----------------------------------------------------------------------------------------------------
      3rd            $103,000         $121,000         $100,000          $7,000           $6,050
----------------------------------------------------------------------------------------------------
      4th            $103,000         $128,000         $100,000          $7,000           $6,400
----------------------------------------------------------------------------------------------------
      5th            $103,000         $135,000         $100,000          $7,000           $6,750
----------------------------------------------------------------------------------------------------
      6th            $103,000         $142,000         $100,000          $7,000           $7,100
----------------------------------------------------------------------------------------------------
      7th            $103,000         $149,000         $100,000          $7,000           $7,450
----------------------------------------------------------------------------------------------------
      8th            $103,000         $156,000         $100,000          $7,000           $7,800
----------------------------------------------------------------------------------------------------
      9th            $98,320          $160,000         $100,000          $4,000           $8,000
----------------------------------------------------------------------------------------------------
      10th           $90,320          $162,000         $100,000          $2,000           $8,100
----------------------------------------------------------------------------------------------------


On your eighth contract anniversary, your contract value is $103,000, and your Income Base is stepped-up to $156,000 and your Income Credit Base remains unchanged. Assuming your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $7,800 (5% of the $156,000 Income Base). Assume that during your ninth contract year, after your eighth contract anniversary, you make a withdrawal of $4,680 (3% of the $156,000 Income Base) which is less than your Maximum Annual Withdrawal Amount. Then, your contract value on your ninth contract anniversary will equal $98,320 ($103,000 - $4,680). Your new Income Credit is 4% (7% - 3%)
of your Income Credit Base (4% * $100,000), which is $4,000. Your Income Base is equal to the greatest of your contract value ($98,320) or your Income Credit plus your current Income Base ($160,000 = $4,000 + $156,000). Assume that during your tenth contract year, after your ninth contract anniversary, you make another withdrawal of $8,000 (5% of the $160,000 Income Base) which is equal to your Maximum Annual Withdrawal Amount. Then, your contract value on your tenth contract anniversary will equal $90,320 ($98,320 - $8,000). Your new Income Credit is 2% (7% - 5%) of your Income Credit Base (2% x $100,000), which is $2,000. Your Income Base is equal to the greatest of your contract value ($90,320) or your Income Credit plus your current Income Base
($162,000 = $2,000 + $160,000). The Income Base will not increase to the Minimum Income Base since withdrawals were taken before the tenth Benefit Year anniversary.

On your tenth contract anniversary, if your Maximum Annual Withdrawal Percentage is 5%, your new Maximum Annual Withdrawal Amount will be $8,100 (5% of the $162,000 Income Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $8,100 each year as long as the Covered Person(s) is(are) alive.

MARKETLOCK FOR LIFE PLUS EXAMPLES

The following examples demonstrate the operation of the MarketLock For Life Plus feature:

EXAMPLE 1:

Assume you elect MarketLock For Life Plus and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the first contract anniversary. Assume that on your first contract anniversary, your contract value is $103,000.

Your initial Income Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the first anniversary is calculated as the Income Credit Percentage multiplied by the Income Credit Base (7% x $100,000) which equals $7,000. On your first contract anniversary, your Income Base is adjusted to $107,000 which equals the greatest of your current Income Base ($100,000), your contract value ($103,000), or your Income Credit plus your current Income Base ($7,000 + $100,000).

Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount, if you were to start taking withdrawals after the first contract anniversary, is 5% of the Income Base

(5% x $107,000 = $5,350). Therefore, as of your first contract anniversary, you may take withdrawals of up to $5,350 each year as long as the Covered Person(s) is(are) alive and you do not take any Excess Withdrawals.

EXAMPLE 2:

Assume you elect MarketLock For Life Plus, you invest an initial Purchase Payment of $100,000, you make subsequent Purchase Payments of $120,000 in year 2, $30,000 in year 5, and $50,000 in year 6, and you take no withdrawals before the sixth contract anniversary. Assume further that on your first contract anniversary, your contract value is $103,000. Therefore, your Income Base and Income Credit Base do not increase due to a maximum Anniversary Value. Your contract values, Income Bases, Income Credit Bases, and Income Credits are given as follows:

----------------------------------------------------------------------------------------------------
                                                                                         MAXIMUM
                                                        INCOME                            ANNUAL
    CONTRACT         CONTRACT          INCOME           CREDIT           INCOME         WITHDRAWAL
  ANNIVERSARY         VALUE             BASE             BASE            CREDIT           AMOUNT
----------------------------------------------------------------------------------------------------
      1st            $103,000         $107,000         $100,000          $7,000           $5,350
----------------------------------------------------------------------------------------------------
      2nd            $223,000         $221,000         $200,000         $14,000          $11,050
----------------------------------------------------------------------------------------------------
      3rd            $223,000         $235,000         $200,000         $14,000          $11,750
----------------------------------------------------------------------------------------------------
      4th            $223,000         $249,000         $200,000         $14,000          $12,450
----------------------------------------------------------------------------------------------------
      5th            $253,000         $295,100         $230,000         $16,100          $14,755
----------------------------------------------------------------------------------------------------
      6th            $303,000         $311,200         $230,000         $16,100          $15,560
----------------------------------------------------------------------------------------------------


Since the Income Base equals the Income Base at the beginning of that Benefit Year plus the subsequent Eligible Purchase Payments made in year 2, your new Income Base at the time of deposit equals $207,000 ($107,000 + $100,000). $20,000 of the $120,000 Purchase Payment is considered Ineligible Purchase Payments because it exceeds the Eligible Purchase Payment made in the first contract year (100% of $100,000). On your second contract anniversary, your Income Credit is $14,000 (7% x $200,000) and your Income Base equals $221,000 ($207,000 + $14,000). Assuming your Maximum Annual Withdrawal Percentage at that time is 5%, then your Maximum Annual Withdrawal Amount would be $11,050 if you were to start taking withdrawals after the second contract anniversary (5% of the $221,000 Income Base).

However, continuing to assume you do not take any withdrawals in years 3 and 4, your Income Base will increase by your Income Credit and as a result, your Maximum Annual Withdrawal Amount will also increase. After your Purchase Payment of $30,000 in year 5, your new Income Base equals $279,000 ($249,000 + $30,000).
On your fifth contract anniversary, your Income Credit Base is $230,000 and your Income Credit equals $16,100 ($230,000 x 7%). Your Income Base equals $295,100 ($279,000 + $16,100). Any Purchase Payments made on or after your fifth contract anniversary are considered Ineligible Purchase Payments. Therefore, your $50,000 Purchase Payment in year 6 will not increase the Income Base, Income Credit Base, or Income Credit. A maximum Anniversary Value is not attained on the sixth contract anniversary since the contract value of $303,000 is reduced by Ineligible Purchase Payments of $70,000 ($20,000 + $50,000). Therefore, your Income Base is $311,200 ($295,100 + $16,100). If you were to start taking withdrawals after the 6th contract anniversary, and your Maximum Annual Withdrawal Percentage at that time remains at 5%, your Maximum Annual Withdrawal Amount would be $15,560 (5% of the $311,200 Income Base). If you do not take any Excess Withdrawals and begin taking withdrawals as of the sixth contract anniversary, you may take up to $15,560 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 3:

Assume you elect MarketLock For Life Plus and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your contract values, Income Bases, Income Credit Bases, and Income Credits are as follows:

----------------------------------------------------------------------------------------------------
                                                                                         MAXIMUM
                                                        INCOME                            ANNUAL
    CONTRACT         CONTRACT          INCOME           CREDIT           INCOME         WITHDRAWAL
  ANNIVERSARY         VALUE             BASE             BASE            CREDIT           AMOUNT
----------------------------------------------------------------------------------------------------
      1st            $103,000         $107,000         $100,000          $7,000           $5,350
----------------------------------------------------------------------------------------------------
      2nd            $115,000         $115,000         $115,000           N/A*            $5,750
----------------------------------------------------------------------------------------------------
      3rd            $107,000         $123,050         $115,000          $8,050           $6,153
----------------------------------------------------------------------------------------------------
      4th            $110,000         $131,100         $115,000          $8,050           $6,555
----------------------------------------------------------------------------------------------------
      5th            $140,000         $140,000         $140,000           N/A*            $7,000
----------------------------------------------------------------------------------------------------
      6th            $145,000         $149,800         $140,000          $9,800           $7,490
----------------------------------------------------------------------------------------------------


* The Income Base calculated based on the maximum Anniversary Value is greater than the Income Credit plus the Income Base; therefore, the Income Credit Base and Income Base are increased to the current anniversary value, and the Income Base is not increased by the Income Credit.

On your sixth contract anniversary, your contract value is $145,000, your Income Base is stepped-up to $149,800 and Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $7,490 (5% of the $149,800 Income Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the sixth contract anniversary, you may take up to $7,490 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT:

Assume you elect MarketLock For Life Plus, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th contract anniversary. Contract values, Income Bases,

Income Credit Bases, and Income Credits are as described in EXAMPLE 3 above. Also assume that during your seventh contract year, after your sixth contract anniversary, your contract value is $107,990 and you make a withdrawal of $11,510. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($7,490), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,510 - $7,490), or $4,020. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,490. Your contract value after this portion of the withdrawal is $100,500 ($107,990 - $7,490), but your Income Base and Income Credit Base remain unchanged. Next, we recalculate your Income Base, Income Credit Base and Income Credit by reducing the Income Base and Income Credit Base by the proportion by which the contract value was reduced by the Excess Withdrawal
($4,020/$100,500 = 4%). The Income Base is adjusted to $143,808 ($149,800 minus
4% of $149,800 equals $5,992). The Income Credit Base is adjusted to $134,400 ($140,000 minus 4% of $140,000 equals $5,600). Your new Income Credit is 7% of your new Income Credit Base (7% x $134,400), which equals $9,408. This Income Credit of $9,408 will not be available to you on your 8th anniversary because you took a withdrawal in the 7th contract year. However, if you do not take any withdrawals in your 8th contract year, the Income Credit will be available to you on your 9th anniversary. Your new Maximum Annual Withdrawal Amount is your Income Base multiplied by your Maximum Annual Withdrawal Percentage
($143,808 x 5%), which equals $7,190.40. Therefore, if you do not take additional Excess Withdrawals, you may take up to $7,190.40 each year as long as the Covered Person(s) is(are) alive.

MARKETLOCK EXAMPLES

The following examples demonstrate the operation of the MarketLock feature:

EXAMPLE 1:

Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the first contract anniversary. Assume that on your first contract anniversary, your contract value is $105,000.

Your initial MAV Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first contract anniversary, your MAV Benefit Base is equal to the greater of your current MAV Benefit Base ($100,000), or your contract value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first contract anniversary is 5% of the MAV Benefit Base (5% x $105,000 = $5,250). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000/$5,250). Therefore, as of your first contract anniversary, you may take $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years.

EXAMPLE 2:

Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the seventh contract anniversary. Assume that your contract anniversary values and MAV Benefit Bases are as follows:

----------------------------------------------------------------------------------------------------
                                                                                         LIFETIME
                                                       MAXIMUM                           MAXIMUM
                                                        ANNUAL          MINIMUM           ANNUAL
    CONTRACT         CONTRACT           MAV           WITHDRAWAL       WITHDRAWAL       WITHDRAWAL
  ANNIVERSARY         VALUE         BENEFIT BASE        AMOUNT           PERIOD           AMOUNT
----------------------------------------------------------------------------------------------------
      1st            $105,000         $105,000          $5,250             20             $5,250
----------------------------------------------------------------------------------------------------
      2nd            $115,000         $115,000          $5,750             20             $5,750
----------------------------------------------------------------------------------------------------
      3rd            $107,000         $115,000          $5,750             20             $5,750
----------------------------------------------------------------------------------------------------
      4th            $110,000         $115,000          $5,750             20             $5,750
----------------------------------------------------------------------------------------------------
      5th            $120,000         $120,000          $8,400           14.28            $6,000
----------------------------------------------------------------------------------------------------


On your seventh anniversary, your contract value is $120,000, and your MAV Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after your seventh contract anniversary is 7% of the MAV Benefit Base (7% x $120,000 = $8,400). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000/$8,400). Therefore, as of your seventh contract anniversary, you may take $120,000 in withdrawals of up to $8,400 annually over a minimum of 14 years, plus $2,400 in the last Benefit Year. If you are age 65 or older, you may take annual withdrawals up to $6,000
(5% x $120,000) for life.

EXAMPLE 3 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL
            WITHDRAWAL AMOUNT:

Assume you elect MarketLock and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals prior to the seventh contract anniversary, and contract values and MAV Benefit Base values as described in EXAMPLE 2 above. During your eighth contract year, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your MAV Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($4,500). However, if you are age 65 or older, your lifetime Maximum Annual Withdrawal Amount remains at $6,000. Your new MAV Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new MAV Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($115,500/$8,400). Therefore, you may take withdrawals of up to $8,400 annually over a minimum of 13 years, plus $6,300 in the last Benefit Year.

EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT:

Assume you elect MarketLock and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the seventh contract anniversary, and contract values and MAV Benefit Base values as described in EXAMPLE 2 above. Also assume that during your eighth contract year, after your seventh contract anniversary, your contract value is $118,000 and you make a withdrawal of $11,688. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,688 - $8,400), or $3,288. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,400. Your contract value after this portion of the withdrawal is $109,600 ($118,000 - $8,400). Your MAV Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your MAV Benefit Base by taking the lesser of two calculations, as follows: For the first calculation, we deduct the amount of the Excess Withdrawal from the MAV Benefit Base ($111,600 - $3,288 = $108,312). For the second calculation, we determine the proportion by which the contract value was reduced by the Excess Withdrawal ($3,288/$109,600 = 3%). Then we reduce $111,600 by that proportion (3%) which equals $108,252. Your MAV Benefit Base is the lesser of these two calculations, or $108,252. The Minimum Withdrawal Period following the withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your Maximum Annual Withdrawal Amount for the following year is your MAV Benefit Base divided by your Minimum Withdrawal Period ($108,252/13.28), which equals $8,151.50. Therefore, you may take withdrawals of up to $8,151.50 annually over a minimum of 13 years, plus $2,282.42 in the last Benefit Year. Since the withdrawal is greater than your lifetime Maximum Annual Withdrawal Amount ($6,000), lifetime withdrawals are no longer available.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    APPENDIX D - THE GUARANTEE FOR CONTRACTS ISSUED PRIOR TO FEBRUARY 1, 2008

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GUARANTEE OF INSURANCE OBLIGATIONS

The Company's insurance policy obligations for individual and group contracts issued prior to January 31, 2008 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home" or "Guarantor"), a subsidiary of American International Group and an affiliate of the Company. Please see the Statement of Additional Information for more information regarding these arrangements.

As of January 31, 2008 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
APPENDIX E - LIVING BENEFIT PROVISIONS FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2008
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING IS A DESCRIPTION OF CERTAIN DIFFERENCES IN THE LIVING BENEFIT PROVISIONS APPLICABLE TO CONTRACTS ISSUED PRIOR TO MAY 1, 2008 FROM THOSE DESCRIBED IN THE OPTIONAL LIVING BENEFITS SECTION OF THE PROSPECTUS.

MARKETLOCK FOR LIFE PLUS

IF YOU PURCHASED YOUR CONTRACT PRIOR TO MAY 1, 2008 AND ELECTED MARKETLOCK FOR LIFE PLUS, THE FOLLOWING PROVISIONS APPLY TO YOUR FEATURE.

THE TABLES THAT PROVIDE THE AGE REQUIREMENT FOR ELECTING THE FEATURE ARE AS
FOLLOWS:

IF YOU ELECT ONE COVERED PERSON:

------------------------------------------------------------------------------------
                                                        COVERED PERSON
                                           -----------------------------------------
                                               MINIMUM AGE         MAXIMUM AGE(1)
------------------------------------------------------------------------------------
                One Owner                          50                    75
------------------------------------------------------------------------------------
              Joint Owners
  (based on the age of the older Owner)            50                    75
------------------------------------------------------------------------------------


IF YOU ELECT TWO COVERED PERSONS:

----------------------------------------------------------------------------------------
                              COVERED PERSON #1                 COVERED PERSON #2
                       -----------------------------------------------------------------
                        MINIMUM AGE     MAXIMUM AGE(1)    MINIMUM AGE     MAXIMUM AGE(1)
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
    Joint Owners             50               75               50               85
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
   One Owner with            50               75               50             N/A(2)
 Spousal Beneficiary
----------------------------------------------------------------------------------------
     QUALIFIED:
   One Owner with            50               75               50             N/A(2)
 Spousal Beneficiary
----------------------------------------------------------------------------------------


How does MarketLock For Life Plus work?

MarketLock For Life Plus automatically locks-in the greater of two values in determining the Covered Person(s) guaranteed lifetime benefit. For 10 years following the Effective Date, the feature annually locks-in the highest Anniversary Value or the Benefit Base (currently referred to as "Income Base") plus an Income Credit, as described below. You may extend the period over which the feature locks-in the highest Anniversary Value beyond 10 years; however, the Income Credit is only available for the first 10 years following the Effective Date.

MarketLock For Life Plus automatically locks-in a new Benefit Base each year during the first 10 years of your contract based on the greater of either (1) the highest Anniversary Value, or (2) the Benefit Base increased by an Income Credit. The Income Credit is calculated as 6% of the Income Credit Base, defined below. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a contract year. For instance, if you take a withdrawal in year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second contract anniversary; however, if you do not take a withdrawal in year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third contract anniversary.

What determines the Maximum Annual Withdrawal Percentage?

The Maximum Annual Withdrawal Percentage represents the percentage of your Benefit Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the table below.

ONE COVERED PERSON

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:

------------------------------------------------------------------------
                                                       MAXIMUM ANNUAL
           AGE OF THE COVERED PERSON AT                  WITHDRAWAL
             TIME OF FIRST WITHDRAWAL                    PERCENTAGE
------------------------------------------------------------------------
    At least age 50 but prior to 60th birthday               4%
------------------------------------------------------------------------
    At least age 60 but prior to 76th birthday               5%
------------------------------------------------------------------------
             On or after 76th birthday                       6%
------------------------------------------------------------------------


TWO COVERED PERSONS

If the feature is elected to cover two lives, the following is applicable:

------------------------------------------------------------------------
         AGE OF THE YOUNGER COVERED PERSON             MAXIMUM ANNUAL
          OR SURVIVING COVERED PERSON AT                 WITHDRAWAL
             TIME OF FIRST WITHDRAWAL                    PERCENTAGE
------------------------------------------------------------------------
    At least age 50 but prior to 60th birthday               4%
------------------------------------------------------------------------
    At least age 60 but prior to 76th birthday               5%
------------------------------------------------------------------------
             On or after 76th birthday                       6%
------------------------------------------------------------------------


What is the fee for MarketLock For Life Plus?

The fee for MarketLock For Life Plus depends on whether you elect to cover one life or two lives. The fee is as follows:

--------------------------------------------------------
   ALL YEARS IN WHICH THE
    FEATURE IS IN EFFECT            ANNUALIZED FEE
--------------------------------------------------------
 For One Covered Person         0.70% of Benefit Base
--------------------------------------------------------
 For Two Covered Persons        0.95% of Benefit Base
--------------------------------------------------------


The fee will be calculated and deducted quarterly from the portion of your contract value allocated to the Variable Portfolios, starting on the first quarter following the Effective Date and ending upon termination of the Benefit.

An increase in the Benefit Base due to an adjustment to a higher Anniversary Value, addition of an Income Credit, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee.

If your contract value falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract before the end of a contract quarter. If the feature is still in effect and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in a contract quarter.

MARKETLOCK

IF YOU PURCHASED YOUR CONTRACT PRIOR TO JANUARY 2, 2007 AND YOU ELECTED MARKETLOCK, THE FOLLOWING PROVISIONS APPLY TO YOUR FEATURE.

All references to eligibility for lifetime withdrawals if the first withdrawal is taken after your 65th birthday do not apply to your benefit.

THE MARKETLOCK SUMMARY TABLE IS REPLACED WITH THE FOLLOWING:

MARKETLOCK SUMMARY TABLE

-----------------------------------------------------------------------
                          MAXIMUM                           MAXIMUM
                           ANNUAL                            ANNUAL
                         WITHDRAWAL    INITIAL MINIMUM     WITHDRAWAL
                        PERCENTAGE*       WITHDRAWAL     PERCENTAGE IF
    TIME OF FIRST       PRIOR TO ANY   PERIOD PRIOR TO    EXTENSION IS
     WITHDRAWAL          EXTENSION      ANY EXTENSION       ELECTED
-----------------------------------------------------------------------
 Before 7th Benefit          5%            20 years            5%
  Year anniversary
-----------------------------------------------------------------------
 On or after 7th             7%         14.28 years**          7%
  Benefit Year
  anniversary
-----------------------------------------------------------------------


    * If you are taking minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract only, is greater than the Maximum Annual Withdrawal Amount, that portion of the withdrawal will not be treated as an Excess Withdrawal. Any portion of an RMD withdrawal that is based on amounts greater than for this contract alone will be considered an Excess Withdrawal. This may further reduce your Maximum Annual Withdrawal Amount, MAV Benefit Base, and remaining Minimum Withdrawal Period.

    ** The fractional year indicates that the final withdrawal may be taken at any time during the final year of the Minimum Withdrawal Period.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      APPENDIX F - DEATH BENEFITS FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING IS THE DESCRIPTION OF THE DEATH BENEFIT FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2004:

The death benefit is the greatest of:

     1.  Contract value; or

     2. Total Purchase Payments reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of each withdrawal; or

     3. Maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contact anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

If you are age 90 or older at the time of death, the death benefit will be equal to contract value. Accordingly, you do not get the advantage of this death benefit if you are age 81 or older at the time of contract issue or you are age 90 or older at the time of your death.

THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2004:

If the Continuing Spouse is below age 90 at the time of death, and:

If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

     1.  Contract value; or

     2.  Continuation Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any withdrawals recorded since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:

     1.  Contract value; or

     2.  Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that the withdrawal reduced each contract value on the date of the withdrawal.

If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value

  Please forward a copy (without charge) of the Polaris(II) Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)


       ----------------------------------------------------------
       Name

       ----------------------------------------------------------
       Address

       ----------------------------------------------------------
       City/State/Zip


Contract Issue Date: -------------------------------------------------------


Date: ------------------------------    Signed: ----------------------------



  Return to: First SunAmerica Life Insurance Company, Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299

                       STATEMENT OF ADDITIONAL INFORMATION

              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS

                                    ISSUED BY

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                          FS VARIABLE SEPARATE ACCOUNT

                   POLARIS AND POLARIS II VARIABLE ANNUITIES








This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated May 2, 2011, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-7862 or writing us at:


                     First SunAmerica Life Insurance Company
                             Annuity Service Center
                                 P.O. Box 54299
                       Los Angeles, California 90054-0299



                                  MAY 2, 2011

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
Separate Account and the Company............................................   3

General Account.............................................................   4

Master-Feeder Structure.....................................................   5

Performance Data............................................................   6

Market Value Adjustment ("MVA") For Contracts Issued Prior to May 1, 2004...  10

Annuity Income Payments.....................................................  12

Annuity Unit Values.........................................................  12

Taxes.......................................................................  15

Broker-Dealer Firms Receiving Revenue Sharing Payments......................  25

Distribution of Contracts...................................................  26

Financial Statements

   Separate Account Financial Statements....................................  26

   First SunAmerica Life Insurance Company Financial Statements.............  26

   American Home Statutory Basis Financial Statements.......................  27

   American International Group, Inc. Financial Information.................  27

                        SEPARATE ACCOUNT AND THE COMPANY

     FS Variable Separate Account ("Separate Account") was originally established by the First SunAmerica Life Insurance Company (the "Company") on September 9, 1994, pursuant to the provisions of New York law, as a segregated asset account of the Company. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation. The Company is a New York-domiciled life insurance company principally engaged in the business of writing annuity contracts directed to the market for tax-deferred, long-term savings products. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

     The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

     The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the Underlying Funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the Underlying Funds. Values allocated to the Separate Account and the amount of variable annuity income payments will vary with the values of shares of the Underlying Funds, and are also reduced by insurance contract charges and fees.

     The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Underlying Funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

     Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity income payments).

                        AMERICAN HOME ASSURANCE COMPANY

     All references in this SAI to American Home Assurance Company ("American Home") apply only to contracts issued on or before January 31, 2008. American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

                                GENERAL ACCOUNT

     The General Account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3 or 5 years) and may have different guaranteed interest rates. If you do not elect to participate in the Polaris Rewards program, We may also offer the specific Dollar Cost Averaging Fixed Accounts ("DCAFA"). Assets supporting amounts allocated to fixed account option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

     The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                            MASTER-FEEDER STRUCTURE

The following underlying funds currently do not buy individual securities directly: American Funds Global Growth SAST Portfolio, American Funds Growth SAST Portfolio, American Funds Growth-Income SAST Portfolio, and American Funds Asset Allocation SAST Portfolio (the "Feeder Funds"). Instead, each Feeder Fund invests all of its investment assets in a corresponding "Master Fund" of American Funds Insurance Series(R), managed by Capital Research and Management Company ("Capital Research").

Because each Feeder Fund invests all of its assets in a Master Fund, the investment adviser to the Feeder Funds, SunAmerica Asset Management Corp. ("SAAMCo") does not provide any portfolio management services for the Feeder Funds. SAAMCo provides those services for the Feeder Funds that are normally provided by a fund's investment adviser with the exception of portfolio management. Such services include, but are not limited to: monitoring the ongoing investment performance of the Master Funds, monitoring the Feeder Funds' other service providers, facilitating the distribution of Master Fund shareholder materials to Feeder Fund shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in the corresponding Master Funds. Pursuant to its investment advisory agreement with SunAmerica Series Trust, SAAMCo will provide these services so long as a Feeder Fund is a "feeder fund" investing in a Master Fund.

SAAMCo has contractually agreed to waive 0.70% of its advisory fee for so long as the Feeder Fund is operated as a feeder fund. Under the master-feeder structure, however, each Feeder Fund may withdraw its entire investment from its corresponding Master Fund if the Feeder Fund Board determines that it is in the best interests of the Feeder Fund and its shareholders to do so. If the Underlying Fund ceases to operate as a "feeder fund," SAAMCo will serve as investment manager for the Feeder Fund.

The terms "Feeder Fund" and "Master Fund" as used in the Prospectus are used for ease of relevant disclosure. There are a number of differences between arrangements commonly referred to as master-feeder funds, and the investments by the Feeder Funds in the Master Funds described in the Prospectus. These differences include the following:

   - Advisory fees commonly are assessed by the master fund, but not by the feeder fund. The Master Funds and the Feeder Funds both have investment advisory fees. (However, as described above, SAAMCo's advisory fee is solely attributable to administrative services, not portfolio management. Moreover, SAAMCo has contractually agreed to waive certain Feeder Fund advisory fees for as long as the Feeder Funds invest in a Master Fund); and

   - Master funds commonly sell their shares only to feeder funds. The Master Funds in which the Feeder Funds invest also sell their shares to separate accounts of life insurance companies to fund variable annuity contracts and variable life insurance contracts issued by the companies.

                                PERFORMANCE DATA

     From time to time, we periodically advertise performance data relating to Variable Portfolios and Underlying Funds. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (or decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account charges (including certain death benefit rider charges) and the Underlying Fund expenses. It does not reflect the deduction of any applicable contract maintenance fee, withdrawal (or sales) charges, if applicable, or optional feature charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will include total return figures which reflect the deduction of the Separate Account charges (including certain death benefit charges), contract maintenance fee, withdrawal (or sales) charges and the Underlying Fund expenses.

     We may advertise the optional living benefits and death benefits using illustrations showing how the benefit works with historical performance of specific Underlying Funds or with a hypothetical rate of return (which will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the Underlying Fund expenses.

     The Separate Account may advertise "total return" data for the Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. "Total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period).

     For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding Underlying Funds, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each respective Underlying Fund. Further, returns shown are for the original class of shares of certain Underlying Funds, adjusted to reflect the fees and charges for the newer class of shares until performance for the newer class becomes available. Returns of the newer class of shares will be lower than those of the original class since the newer class of shares is subject to (higher) service fees. We commonly refer to these performance calculations as hypothetical adjusted historical returns. Performance figures similarly adjusted but based on the Underlying Funds' performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account's Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Underlying Funds, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (reflecting certain contractual fees and charges).

     Performance data for the various Variable Portfolios are computed in the manner described below.

CASH MANAGEMENT PORTFOLIO

     Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

For contracts without the Polaris Rewards Program:

     Base Period Return = (EV-SV-CMF)/(SV)

For contracts with the Polaris Rewards Program:

     Base Period Return = (EV-SV-CMF+E)/(SV)

     where:

           SV = value of one Accumulation Unit at the start of a 7 day period

           EV = value of one Accumulation Unit at the end of the 7 day period

          CMF = an allocated portion of the $30 annual Contract Maintenance Fee, prorated for 7 days

            E = Premium Enhancement Rate, prorated for 7 days


     The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio's allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that Variable Portfolio. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

     The current yield is then obtained by annualizing the Base Period Return:

          Current Yield = (Base Period Return) x (365/7)

     The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

     Effective Yield = [(Base Period Return + 1) 365/7 - 1].


     The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments, but also on factors such as an owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

     Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period. In periods of very low short-term interest rates, the Portfolio's yield may become negative, which may result in a decline in value of your investment.

OTHER VARIABLE PORTFOLIOS

     The Variable Portfolios of the Separate Account compute their performance data as "total return".

     Standardized performance for the Variable Portfolios available in this contract reflect total returns using the method of computation discussed below:

- Using the seven year surrender charge schedule available on contracts issued without the Polaris Rewards Program. No enhancement is reflected under the calculation, as the Payment Enhancement is not available unless the Polaris Rewards Program is elected; AND

- Using the nine year surrender charge schedule available on contracts issued with the Polaris Rewards Program, including the minimum Upfront Payment Enhancement of 2% of Purchase Payments and calculating the value after redemption only based on the initial $1,000 Purchase Payment.

     We may, from time to time, advertise other variations of performance along with the standardized performance as described above. We may, in sales literature, show performance only applicable to one surrender charge schedule to a contract holder who has already purchased the contract with or without the Polaris Rewards Program. However, we will not report performance for the contract featuring the Polaris Rewards Program, unless net of withdrawal charges.


     Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over the time period shown and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

     For contracts without the Polaris Rewards Program:
                  P(1+T)n = ERV

     For contracts with the Polaris Rewards Program:

                  [P(1+E)](1+T)n = ERV
         where:   P =  a hypothetical initial payment of $1,000
                  T =  average annual total return
                  n =  number of years
                  e =  Payment Enhancement Rate
               ERV  =  ending redeemable value of a hypothetical $1,000
                       payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

     The total return figures reflect the effect of certain nonrecurring and recurring charges, as discussed herein. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance.

POLARIS PORTFOLIO ALLOCATOR MODELS PERFORMANCE

Please note, certain broker-dealers offer asset allocation models or sample portfolios that are different from the Polaris Portfolio Allocator Models. The performance information described below for the Polaris Portfolio Allocator Models is also applicable to the asset allocation models and sample portfolios (collectively, "Models").

The Separate Account also computes "total return" data for each of the Polaris Portfolio Allocator models. Each model is comprised of a combination of Variable Portfolios available under the contract using various asset classes based on historical asset class performance.

Total return for a Polaris Portfolio Allocator model represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical investment in a contract, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. It is assumed that the initial hypothetical investment is made on the model inception date and rebalanced in accordance with the model on each reevaluation date. The model inception date is the date when the model was first offered for investment.

                      MARKET VALUE ADJUSTMENT ("MVA") FOR
                     CONTRACTS ISSUED PRIOR TO MAY 1, 2004

Depending on the issue date of your contract, your contract may offer multi-year Fixed Accounts. If you take money out of any available multi-year Fixed Accounts before the guarantee period ends, we may make an adjustment to your contract. We refer to this as a Market Value Adjustment ("MVA"). The MVA does not apply to any available one-year Fixed Accounts. The MVA reflects any difference in the interest rate environment between the time you placed your money in the multi-year Fixed Accounts and the time when you withdraw or transfer that money. Generally, this adjustment can increase or decrease your contract value or the amount of your withdrawal. If interest rates drop between the time you put your money into a multi-year Fixed Account and the time you take it out, we could credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we could post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without application of any MVA.

Regardless of the outcome of the MVA calculation, application of the MVA to any partial or full withdrawal or transfer from the multi-year Fixed Accounts after May 2, 2005, will not result in a negative adjustment to your contract value or the withdrawal amount. Thus, the MVA will not result in a loss of principal or previously credited interest for transactions after May 2, 2005. You will continue to receive any positive adjustment resulting from application of the MVA.

The information below applies only if you take money out of multi-year Fixed Accounts before the end of the Guarantee Period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the Fixed Accounts. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the Fixed Accounts from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available. Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                             [(1+I/(1+J+L)]N/12 -- 1

where:

I is the interest rate you are earning on the money invested in the Fixed
  Account;
J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the Fixed Account;
N is the number of full months remaining in the term you initially agreed to leave your money in the Fixed Account;
and
L is 0.0025

We do not assess an MVA against withdrawals under the following circumstances:

- If a withdrawal or transfer made after May 2, 2005 results in a negative MVA calculation;

- If a withdrawal or transfer is made within 30 days after the end of a guarantee period;

-    If a withdrawal or transfer is made to pay contract fees and charges;

-    To pay a death benefit; and

-    Upon beginning an income option, if occurring on the Latest Annuity Date.

EXAMPLES OF THE MVA

The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee Periods available or withdrawal charges applicable under your contract.

The examples below assume the following:

(1) You made an initial Purchase Payment of $10,000 and allocated it to a Fixed Account at a rate of 5%;

(2) You make a partial withdrawal of $4,000 at a time when 18 months remain in the term you initially agreed to leave your money in the Fixed Account
     (N = 18);

(3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

(4)  Your contract was not issued in a state where L = 0.0025.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn fall within the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.0025)]N/12 -- 1
= [(1.05)/(1.04+0.0025)]18/12 -- 1
= (1.007194)1.5 -- 1
= 1.010811 -- 1
= +0.010811

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:

                         $4,000 X (+0.010811) = +$43.24

$43.24 represents the positive MVA that would be added to the withdrawal.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.0025)]N/12 -- 1
= [(1.05)/(1.04+0.0025)]18/12 -- 1
= (1.007194)1.5 -- 1
= 1.010811 -- 1
= +0.010811

The requested withdrawal amount, less the withdrawal charge ($4,000 -- 6% _ $4,000 = $3,760) is multiplied by the MVA factor to determine the MVA:

                         $3,760 X (+0.010811) = +$40.65

$40.65 represents the positive MVA that would be added to the withdrawal.

                            ANNUITY INCOME PAYMENTS

INITIAL MONTHLY ANNUITY INCOME PAYMENTS

     The initial annuity income payment is determined by applying separately that portion of the contract value allocated to the fixed account option and the Variable Portfolio(s) and then applying it to the annuity table specified in the contract for fixed and variable annuity income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

     The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity income payment. The number of Annuity Units determined for the first variable annuity income payment remains constant for the second and subsequent monthly variable annuity income payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY ANNUITY INCOME PAYMENTS

     For fixed annuity income payments, the amount of the second and each subsequent monthly annuity income payment is the same as that determined above for the first monthly annuity income payment.

     For variable annuity income payments, the amount of the second and each subsequent monthly annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly annuity income payment, above, by the Annuity Unit value as of the day preceding the date on which each annuity income payment is due.

                               ANNUITY UNIT VALUES

     The value of an Annuity Unit is determined independently for each Variable Portfolio.

     The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceed 3.5%, variable annuity income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity income payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for income payments to increase (or not to decrease).

     The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each annuity income payment will vary accordingly.

     For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

     The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

     The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

     (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

     (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

     The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by Separate Account asset charges.

     Illustrative Example

     Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                           NIF = ($11.46/$11.44)

                               = 1.00174825

     Illustrative Example

     The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                  1/[(1.035)(1/12) ] = 0.99713732

     In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                $10.103523 x 1.00174825 x 0.99713732 = $10.092213

     To determine the initial payment, the initial annuity income payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

     The NIF measures the performance of the funds that are basis for the amount of future annuity income payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF) / (1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is less that one and payments are decreased.

VARIABLE ANNUITY INCOME PAYMENTS

     Illustrative Example

     Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract under Option 4, a Life Annuity With 120 Monthly Payments Guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second income annuity payment date is $13.327695.

     P's first variable annuity income payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity income payments for each $1,000 of applied contract value, P's first variable annuity income payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

     The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

     P's second variable income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

                Second Payment = 47.593968 x $13.327695 = $634.32

     The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.

     Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Income Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Income Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.

                                     TAXES

GENERAL

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. A natural owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under one of a number of types of employer-sponsored retirement plans, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the

Contracts should seek competent financial advice about the tax consequences of any distributions.

On March 30, 2010 the Health Care and Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA contributions, designated Roth contributions to a 403(b), 401(k), or governmental 457(b) plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from designated Roth accounts in a 403(b), 401(k) or governmental 457(b) plan, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Qualified Distributions from Roth IRAs, designated Roth accounts in 403(b), 401(k), and governmental 457(b) plans which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

     -    after attainment of age 59 1/2;

     -    when paid to your beneficiary after you die;

     -    after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     -    dividends paid with respect to stock of a corporation described in IRC
          Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     -    distributions from IRAs for higher education expenses;

     -    distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply; and

     - The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract, subject in certain instances to the payee's right to elect out of withholding or to elect a different rate of withholding. For "eligible rollover distributions" from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code (4) distribution of contributions to a Qualified contract which were made in excess of the applicable contribution limit. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or, (2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct "trustee-to-trustee" transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Beginning in 2008, subject to federal income limitations, funds in a Qualified contract may be rolled directly over to a Roth IRA. Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

The Small Business Jobs Act of 2010 subsequently added the ability for "in-Plan" rollovers of eligible rollover distribution from pre-tax accounts to a designated Roth account in certain employer-sponsored plans which otherwise include or permit designated Roth accounts.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person such as a corporation or certain other entities. Such Contracts generally will not be accorded tax-deferred status. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan (other than a plan funded with IRAs) or pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.

TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals generally can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner generally can only withdraw Purchase Payments. There are certain exceptions to these restrictions which are generally based upon the type of investment arrangement, the type of contributions, and the date the contributions were made. Transfers of amounts from one Qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan. On July 26, 2007, the Department of the Treasury published final 403(b) regulations that are largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers AND exchanges (both referred to below as "transfers") of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules could have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a contract or custodial account in a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax advisor.

PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-Qualified annuity contract may be exchanged in a tax-free transaction for another Non-Qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. The IRS made this earlier guidance permanent in Revenue Procedure 2008-24, superseding Notice 2003-51, although it shortened the presumption period from 24 months to 12 months. Revenue Procedure 2008-24 provides that a transfer will be treated as a tax-free exchange under Code section 1035 if either (a) no amounts are withdrawn from, or received in surrender of, either of the contracts involved in the exchange during the 12 months beginning on the date on which amounts are treated as received as premiums or other consideration paid for the contract received in exchange (the date of transfer); or (b) the taxpayer demonstrates that one of the conditions described in Code section 72(q) or any similar life event (such as divorce or loss of employment) occurred between the date of the transfer and the date of the withdrawal or surrender. We reserve the right to treat partial transfers as tax-reportable distributions, rather than as partial 1035 exchanges, in recognition of certain questions which remain notwithstanding recent IRS guidance on the subject. Such treatment for tax reporting purposes, however, should not prevent a taxpayer from taking a different position on their return, in accordance with the advice of their tax counsel or other tax consultant, if they believe the requirements of IRC Section 1035 have been satisfied. Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan. Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and not-for-profit organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract if certain conditions are met. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2011 is the lesser of 100% of includible compensation or $16,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,500 in 2011 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2011 may not exceed the lesser of $49,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2011 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2011. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner or the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction, is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI in 2011 of less than $90,000, your contribution may be fully deductible; if your income is between $90,000 and $110,000, your contribution may be partially deductible and if your income is $110,000 or more, your contribution may not be deductible. If you are single and your income in 2011 is less than $56,000, your contribution may be fully deductible; if your income is between $56,000 and $66,000, your contribution may be partially deductible and if your income is $66,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible. If you and your spouse file jointly, and you are not covered by a plan but your spouse is: if your modified AGI in 2011 is between $169,000 and $179,000, your contribution may be partially deductible.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2011 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2011. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income in 2011 is less than:
$169,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $107,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA. Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan if certain conditions are met. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 AND PENSION PROTECTION ACT OF 2006

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expanded the range of eligible tax-free rollover distributions that may be made among qualified plans and increased contribution limits applicable to these plans. The changes made to the IRC by EGTRRA were scheduled to expire on December 31, 2010. The Pension Protection Act of 2006 made permanent those provisions of EGTRRA relating to IRAs and employer sponsored plans.

                               BROKER-DEALER FIRMS
                       RECEIVING REVENUE SHARING PAYMENTS


The following list includes the names of member firms of the FINRA (or their affiliated broker-dealers) that we believe received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2010, from SunAmerica Annuity and Life Assurance Company and First SunAmerica Life Insurance Company, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

Citigroup Global Markets Inc.
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Financial Network Investment Corporation
FSC Securities Corp.
ING Financial Partners, Inc.
J.J.B. Hilliard, W.L. Lyons, Inc.
James Borello & Co
Lincoln Financial Advisor
Lincoln Financial Securities
LPL Financial Corporation
Morgan Keegan & Company, Inc.
Morgan Stanley & Co., Incorporated
Multi Financial Securities Corp.
NEXT Financial Group, Inc.
Primevest Financial Services, Inc.
Raymond James & Associates
Raymond James Financial
RBC Capital Markets Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Sammons Securities Co. LLC
Securities America, Inc.
UBS Financial Services Inc.
Wells Fargo Advisor, LLC
Wescom Financial Services


We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.

Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.


                  MARKETING EXPENSE PAYMENTS TO AMERICAN FUNDS

Pursuant to an agreement between the Company, Capital Research and Management Company and American Funds Distributors, Inc. ("AFD"), the Company will pay to AFD a marketing expense allowance for AFD's marketing assistance equal to 0.16% of Purchase Payments invested in Underlying Funds of American Funds Insurance Series. This expense is not paid directly by contract Owners.

                            DISTRIBUTION OF CONTRACTS

The contracts are offered on a continuous basis through the distributor for the Separate Account, SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Company and SunAmerica Capital Services, Inc. are each an indirect, wholly owned subsidiary of American International Group. No underwriting fees are paid in connection with the distribution of the contracts.

                              FINANCIAL STATEMENTS


SEPARATE ACCOUNT FINANCIAL STATEMENTS


The following financial statements of FS Variable Separate Account are included in this Statement of Additional Information:

     -   Report of Independent Registered Public Accounting Firm


     -   Statement of Assets and Liabilities as of December 31, 2010

     -   Schedule of Portfolio Investments as of December 31, 2010

     - Statement of Operations for the year ended December 31, 2010, except as indicated

     - Statement of Changes in Net Assets for the years ended December 31, 2010 and 2009, except as indicated


     -   Notes to Financial Statements


FIRST SUNAMERICA LIFE INSURANCE COMPANY FINANCIAL STATEMENTS


The following financial statements of First SunAmerica Life Insurance Company are included in this Statement of Additional Information:


     -   Report of Independent Registered Public Accounting Firm

     -   Balance Sheets as of December 31, 2010 and 2009 (restated)

     - Statements of Income (Loss) and Comprehensive Income (Loss) for the years ended December 31, 2010, 2009 (restated) and 2008 (restated)

     - Statements of Shareholder's Equity for the years ended December 31, 2010, 2009 (restated) and 2008 (restated)

     - Statements of Cash Flows for the years ended December 31,2010, 2009 (restated) and 2008 (restated)

     -   Notes to Financial Statements


The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts.

AMERICAN HOME STATUTORY BASIS FINANCIAL STATEMENTS


The following statutory financial statements of American Home Assurance Company are included in this Statement of Additional Information:

     -   Report of Independent Auditors


     - Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2010 and 2009

     - Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2010, 2009 and 2008

     - Statements of Cash Flow for the years ended December 31, 2010, 2009 and 2008


     -   Notes to Statutory Basis Financial Statements


You should only consider the statutory financial statements of American Home that we include in this Statement of Additional Information as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee of insurance obligations under contracts issued on or before January 31, 2008, at 4:00 p.m. Eastern Time ("Point of Termination"). Contracts with an issue date after the Point of Termination are not covered by the American Home guarantee.


PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the independent auditor for American Home Assurance Company. The audited financial statements referred to above are included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.



AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION

On March 30, 2011, American International Group, Inc. and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). The CMA replaces the Support Agreement which was terminated by American International Group, Inc. in accordance with its terms on April 24, 2011.

The consolidated financial statements, the financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting incorporated into this Statement of Additional Information by reference to American International Group's Annual Report on Form 10-K for the year ended December 31, 2010, have been so incorporated in reliance upon the report (which contains explanatory paragraphs, referencing (i) the completion of a series of transactions to recapitalize AIG with the Department of the Treasury, the Federal Reserve Bank of New York and the AIG Credit Facility Trust on January 14, 2011 and (ii) the exclusion of Fuji Fire & Marine Insurance Company from the audit of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

American International Group, Inc. does not underwrite any insurance policy referenced herein.

                          FS VARIABLE SEPARATE ACCOUNT

                                       OF

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 2010 AND 2009

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

                                    CONTENTS

Report of Independent Registered Public Accounting Firm .................    1
Statement of Assets and Liabilities, December 31, 2010 ..................    2
Schedule of Portfolio Investments, December 31, 2010 ....................   18
Statement of Operations, for the year ended December 31, 2010, except as
   indicated ............................................................   19
Statement of Changes in Net Assets, for the year ended December 31, 2010,
   except as indicated ..................................................   31
Statement of Changes in Net Assets, for the year ended December 31, 2009,
   except as indicated ..................................................   43
Notes to Financial Statements ...........................................   55

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of First SunAmerica Life Insurance Company and the Contractholders of its separate account, FS Variable Separate Account:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting FS Variable Separate Account (the "Separate Account"), a separate account of First SunAmerica Life Insurance Company, at December 31, 2010, and the results of their operations for the periods indicated and the changes in each of their net assets for the periods indicated in each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodians and transfer agents, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP
Los Angeles, California
April 27, 2011

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                   Government
                                           Asset      Capital     and Quality
                                        Allocation  Appreciation      Bond       Growth
                                         Portfolio   Portfolio     Portfolio    Portfolio
                                         (Class 1)   (Class 1)     (Class 1)    (Class 1)
                                        ----------  ------------  -----------  ----------
Assets:
   Investments in Trusts, at net
      asset value                       $4,621,742   $10,923,513   $6,688,777  $5,308,109
Liabilities:                                    --            --           --          --
                                        ----------   -----------   ----------  ----------
Net assets:                             $4,621,742   $10,923,513   $6,688,777  $5,308,109
                                        ==========   ===========   ==========  ==========
   Accumulation units                   $4,480,063   $10,780,760   $6,552,532  $5,253,765
   Contracts in payout (annuitization)
      period                               141,679       142,753      136,245      54,344
                                        ----------   -----------   ----------  ----------
      Total net assets                  $4,621,742   $10,923,513   $6,688,777  $5,308,109
                                        ==========   ===========   ==========  ==========
Accumulation units outstanding:            167,038       208,358      335,382     158,514
                                        ==========   ===========   ==========  ==========

                                                                               Government
                                          Natural     Asset       Capital     and Quality
                                         Resources  Allocation  Appreciation      Bond       Growth
                                         Portfolio  Portfolio    Portfolio     Portfolio    Portfolio
                                         (Class 1)  (Class 3)    (Class 3)     (Class 3)    (Class 3)
                                        ----------  ----------  ------------  -----------  ----------
Assets:
   Investments in Trusts, at net
      asset value                       $4,789,715  $2,954,106   $18,656,195  $30,088,192  $7,439,278
Liabilities:                                    --          --            --           --          --
                                        ----------  ----------   -----------  -----------  ----------
Net assets:                             $4,789,715  $2,954,106   $18,656,195  $30,088,192  $7,439,278
                                        ==========  ==========   ===========  ===========  ==========
   Accumulation units                   $4,789,715  $2,954,106   $18,656,195  $30,088,192  $7,439,278
   Contracts in payout (annuitization)
      period                                    --          --            --           --          --
                                        ----------  ----------   -----------  -----------  ----------
      Total net assets                  $4,789,715  $2,954,106   $18,656,195  $30,088,192  $7,439,278
                                        ==========  ==========   ===========  ===========  ==========
Accumulation units outstanding:             81,131     112,788       462,104    1,623,236     240,347
                                        ==========  ==========   ===========  ===========  ==========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010
                                  (continued)


                                          Natural   Aggressive    Alliance               Blue Chip
                                         Resources    Growth       Growth     Balanced     Growth
                                         Portfolio   Portfolio   Portfolio    Portfolio  Portfolio
                                         (Class 3)   (Class 1)   (Class 1)    (Class 1)  (Class 1)
                                        ----------  ----------  -----------  ----------  ---------
Assets:
   Investments in Trusts, at net
      asset value                       $8,758,603  $1,982,324  $10,600,856  $3,671,768   $815,508
Liabilities:                                    --          --           --          --         --
                                        ----------  ----------  -----------  ----------   --------
Net assets                              $8,758,603  $1,982,324  $10,600,856  $3,671,768   $815,508
                                        ==========  ==========  ===========  ==========   ========
   Accumulation units                   $8,758,603  $1,960,099  $10,318,790  $3,630,677   $815,508
   Contracts in payout (annuitization)
      period                                    --      22,225      282,066      41,091         --
                                        ----------  ----------  -----------  ----------   --------
      Total net assets                  $8,758,603  $1,982,324  $10,600,856  $3,671,768   $815,508
                                        ==========  ==========  ===========  ==========   ========
Accumulation units outstanding:            171,249     149,133      321,763     219,622    127,188
                                        ==========  ==========  ===========  ==========   ========

                                                                              Davis
                                         Capital      Cash      Corporate    Venture
                                          Growth   Management     Bond        Value
                                        Portfolio   Portfolio   Portfolio   Portfolio
                                        (Class 1)   (Class 1)   (Class 1)   (Class 1)
                                        ---------  ----------  ---------   -----------
Assets:
   Investments in Trusts, at net
      asset value                        $444,458  $4,460,124  $4,706,128  $19,240,382
Liabilities:                                   --          --          --           --
                                         --------  ----------  ----------  -----------
Net assets                               $444,458  $4,460,124  $4,706,128  $19,240,382
                                         ========  ==========  ==========  ===========
   Accumulation units                    $444,458  $4,430,993  $4,551,475  $18,973,840
   Contracts in payout (annuitization)
      period                                   --      29,131     154,653      266,542
                                         --------  ----------  ----------  -----------
      Total net assets                   $444,458  $4,460,124  $4,706,128  $19,240,382
                                         ========  ==========  ==========  ===========
Accumulation units outstanding:            59,148     335,271     197,070      535,366
                                         ========  ==========  ==========  ===========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010
                                  (continued)

                                        "Dogs" of Wall   Emerging       Equity     Fundamental    Global
                                            Street        Markets   Opportunities     Growth       Bond
                                           Portfolio     Portfolio    Portfolio     Portfolio    Portfolio
                                           (Class 1)     (Class 1)    (Class 1)     (Class 1)    (Class 1)
                                        --------------  ----------  -------------  -----------  ----------
Assets:
   Investments in Trusts, at net
      asset value                         $1,261,303    $4,081,928    $2,662,042    $2,890,226  $2,481,099
Liabilities:                                      --            --            --            --          --
                                          ----------    ----------    ----------    ----------  ----------
Net assets                                $1,261,303    $4,081,928    $2,662,042    $2,890,226  $2,481,099
                                          ==========    ==========    ==========    ==========  ==========
   Accumulation units                     $1,254,194    $3,992,202    $2,623,809    $2,879,346  $2,377,948
   Contracts in payout (annuitization)
      period                                   7,109        89,726        38,233        10,880     103,151
                                          ----------    ----------    ----------    ----------  ----------
      Total net assets                    $1,261,303    $4,081,928    $2,662,042    $2,890,226  $2,481,099
                                          ==========    ==========    ==========    ==========  ==========
Accumulation units outstanding:              101,592       175,647       142,356       159,810     108,917
                                          ==========    ==========    ==========    ==========  ==========

                                          Global        Growth       Growth-   High-Yield
                                         Equities   Opportunities    Income       Bond
                                         Portfolio    Portfolio     Portfolio   Portfolio
                                         (Class 1)    (Class 1)     (Class 1)   (Class 1)
                                        ----------  -------------  ----------  ----------
Assets:
   Investments in Trusts, at net
      asset value                       $2,396,953     $498,327    $7,545,147  $4,944,132
Liabilities:                                    --           --            --          --
                                        ----------     --------    ----------  ----------
Net assets                              $2,396,953     $498,327    $7,545,147  $4,944,132
                                        ==========     ========    ==========  ==========
   Accumulation units                   $2,386,774     $498,327    $7,494,372  $4,915,097
   Contracts in payout (annuitization)
      period                                10,179           --        50,775      29,035
                                        ----------     --------    ----------  ----------
      Total net assets                  $2,396,953     $498,327    $7,545,147  $4,944,132
                                        ==========     ========    ==========  ==========
Accumulation units outstanding:            113,022       81,488       279,243     222,731
                                        ==========     ========    ==========  ==========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010
                                  (continued)

                                                                           MFS
                                        International  International  Massachusetts
                                         Diversified    Growth and      Investors     MFS Total    Mid-Cap
                                           Equities       Income          Trust        Return      Growth
                                          Portfolio      Portfolio      Portfolio     Portfolio   Portfolio
                                          (Class 1)      (Class 1)      (Class 1)     (Class 1)   (Class 1)
                                        -------------  -------------  -------------  ----------  ----------
Assets:
   Investments in Trusts, at net
      asset value                         $3,211,131     $3,008,942     $3,423,158   $7,542,641  $2,643,570
Liabilities:                                      --             --             --           --          --
                                          ----------     ----------     ----------   ----------  ----------
Net assets                                $3,211,131     $3,008,942     $3,423,158   $7,542,641  $2,643,570
                                          ==========     ==========     ==========   ==========  ==========
   Accumulation units                     $3,186,781     $2,982,594     $3,394,488   $7,298,959  $2,629,047
   Contracts in payout (annuitization)
      period                                  24,350         26,348         28,670      243,682      14,523
                                          ----------     ----------     ----------   ----------  ----------
      Total net assets                    $3,211,131     $3,008,942     $3,423,158   $7,542,641  $2,643,570
                                          ==========     ==========     ==========   ==========  ==========
Accumulation units outstanding:              239,473        213,130        147,097      269,183     217,968
                                          ==========     ==========     ==========   ==========  ==========


                                                                               Total
                                           Real                   Telecom     Return
                                          Estate    Technology    Utility      Bond
                                         Portfolio   Portfolio   Portfolio   Portfolio
                                         (Class 1)   (Class 1)   (Class 1)   (Class 1)
                                        ----------  ----------  ----------  ----------
Assets:
   Investments in Trusts, at net
      asset value                       $2,032,726   $299,442   $1,023,673  $2,654,724
Liabilities:                                    --         --           --          --
                                        ----------   --------   ----------  ----------
Net assets                              $2,032,726   $299,442   $1,023,673  $2,654,724
                                        ==========   ========   ==========  ==========
   Accumulation units                   $2,025,781   $299,442   $1,018,334  $2,589,120
   Contracts in payout (annuitization)
      period                                 6,945         --        5,339      65,604
                                        ----------   --------   ----------  ----------
      Total net assets                  $2,032,726   $299,442   $1,023,673  $2,654,724
                                        ==========   ========   ==========  ==========
Accumulation units outstanding:             91,472    122,750       63,117     100,163
                                        ==========   ========   ==========  ==========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010
                                  (continued)


                                                                   American                   American
                                                                 Funds Asset    American       Funds
                                         Aggressive   Alliance    Allocation  Funds Global    Growth
                                           Growth      Growth        SAST      Growth SAST     SAST
                                         Portfolio    Portfolio   Portfolio     Portfolio    Portfolio
                                         (Class 3)    (Class 3)   (Class 3)     (Class 3)    (Class 3)
                                        -----------  ----------  -----------  ------------  ----------
Assets:
   Investments in Trusts, at net
      asset value                        $1,360,440  $7,706,835   $2,549,027   $10,474,017  $8,634,546
Liabilities:                                     --          --           --            --          --
                                         ----------  ----------   ----------   -----------  ----------
Net assets                               $1,360,440  $7,706,835   $2,549,027   $10,474,017  $8,634,546
                                         ==========  ==========   ==========   ===========  ==========
   Accumulation units                    $1,360,440  $7,706,835   $2,549,027   $10,474,017  $8,634,546
   Contracts in payout (annuitization)
      period                                     --          --           --            --          --
                                         ----------  ----------   ----------   -----------  ----------
      Total net assets                   $1,360,440  $7,706,835   $2,549,027   $10,474,017  $8,634,546
                                         ==========  ==========   ==========   ===========  ==========
Accumulation units outstanding:             106,400     252,380      250,490       933,887     841,974
                                         ==========  ==========   ==========   ===========  ==========

                                         American
                                           Funds
                                          Growth-
                                          Income                 Blue Chip    Capital
                                           SAST      Balanced     Growth      Growth
                                         Portfolio   Portfolio   Portfolio   Portfolio
                                         (Class 3)   (Class 3)   (Class 3)   (Class 3)
                                        ----------  ----------  ----------  ----------
Assets:
   Investments in Trusts, at net
      asset value                       $8,579,915  $1,097,844  $2,418,348  $2,849,462
Liabilities:                                    --          --          --          --
                                        ----------  ----------  ----------  ----------
Net assets                              $8,579,915  $1,097,844  $2,418,348  $2,849,462
                                        ==========  ==========  ==========  ==========
   Accumulation units                   $8,579,915  $1,097,844  $2,418,348  $2,849,462
   Contracts in payout (annuitization)
      period                                    --          --          --          --
                                        ----------  ----------  ----------  ----------
      Total net assets                  $8,579,915  $1,097,844  $2,418,348  $2,849,462
                                        ==========  ==========  ==========  ==========
Accumulation units outstanding:            919,889      70,391     362,712     383,669
                                        ==========  ==========  ==========  ==========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010
                                  (continued)

                                                                    Davis
                                           Cash      Corporate     Venture    "Dogs" of Wall   Emerging
                                        Management     Bond         Value         Street        Markets
                                        Portfolio    Portfolio    Portfolio     Portfolio      Portfolio
                                        (Class 3)    (Class 3)    (Class 3)     (Class 3)      (Class 3)
                                        ----------  -----------  -----------  --------------  ----------
Assets:
   Investments in Trusts, at net
      asset value                       $8,292,521  $23,678,761  $22,892,016    $1,212,786    $9,266,456
Liabilities:                                    --           --           --            --            --
                                        ----------  -----------  -----------    ----------    ----------
Net assets                              $8,292,521  $23,678,761  $22,892,016    $1,212,786    $9,266,456
                                        ==========  ===========  ===========    ==========    ==========
   Accumulation units                   $8,235,260  $23,678,761  $22,892,016    $1,212,786    $9,266,456
   Contracts in payout (annuitization)
      period                                57,261           --           --            --            --
                                        ----------  -----------  -----------    ----------    ----------
      Total net assets                  $8,292,521  $23,678,761  $22,892,016    $1,212,786    $9,266,456
                                        ==========  ===========  ===========    ==========    ==========
Accumulation units outstanding:            642,929    1,091,023      771,070       101,208       422,559
                                        ==========  ===========  ===========    ==========    ==========


                                           Equity        Foreign    Fundamental    Global
                                        Opportunities     Value        Growth       Bond
                                          Portfolio     Portfolio    Portfolio    Portfolio
                                          (Class 3)     (Class 3)    (Class 3)    (Class 3)
                                        -------------  -----------  -----------  ----------
Assets:
   Investments in Trusts, at net
      asset value                         $1,345,023   $19,729,242   $4,526,957  $6,615,229
Liabilities:                                      --            --           --          --
                                          ----------   -----------   ----------  ----------
Net assets                                $1,345,023   $19,729,242   $4,526,957  $6,615,229
                                          ==========   ===========   ==========  ==========
   Accumulation units                     $1,345,023   $19,729,242   $4,526,957  $6,615,229
   Contracts in payout (annuitization)
      period                                      --            --           --          --
                                          ----------   -----------   ----------  ----------
      Total net assets                    $1,345,023   $19,729,242   $4,526,957  $6,615,229
                                          ==========   ===========   ==========  ==========
Accumulation units outstanding:               75,916     1,291,691      275,046     321,561
                                          ==========   ===========   ==========  ==========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010
                                  (continued)

                                                                                 High-    International
                                           Global      Growth       Growth-      Yield     Diversified
                                          Equities  Opportunities    Income      Bond        Equities
                                         Portfolio    Portfolio    Portfolio   Portfolio    Portfolio
                                         (Class 3)    (Class 3)    (Class 3)   (Class 3)    (Class 3)
                                        ----------  -------------  ---------  ----------  -------------
Assets:
   Investments in Trusts, at net
      asset value                       $2,228,858    $5,449,232    $662,769  $4,124,754   $11,510,610
Liabilities:                                    --            --          --          --            --
                                        ----------    ----------    --------  ----------   -----------
Net assets                              $2,228,858    $5,449,232    $662,769  $4,124,754   $11,510,610
                                        ==========    ==========    ========  ==========   ===========
   Accumulation units                   $2,228,858    $5,449,232    $662,769  $4,124,754   $11,510,610
   Contracts in payout (annuitization)
      period                                    --            --          --          --            --
                                        ----------    ----------    --------  ----------   -----------
      Total net assets                  $2,228,858    $5,449,232    $662,769  $4,124,754   $11,510,610
                                        ==========    ==========    ========  ==========   ===========
Accumulation units outstanding:            114,635       849,981      27,663     208,345       889,559
                                        ==========    ==========    ========  ==========   ===========

                                        International    Marsico         MFS
                                          Growth and     Focused    Massachusetts    MFS Total
                                            Income        Growth   Investors Trust     Return
                                          Portfolio     Portfolio     Portfolio      Portfolio
                                          (Class 3)     (Class 3)     (Class 3)      (Class 3)
                                        -------------  ----------  ---------------  ----------
Assets:
   Investments in Trusts, at net
      asset value                        $12,654,748   $2,804,766     $7,674,548    $9,254,773
Liabilities:                                      --           --             --            --
                                         -----------   ----------     ----------    ----------
Net assets                               $12,654,748   $2,804,766     $7,674,548    $9,254,773
                                         ===========   ==========     ==========    ==========
   Accumulation units                    $12,654,748   $2,804,766     $7,674,548    $9,254,773
   Contracts in payout (annuitization)
      period                                      --           --             --            --
                                         -----------   ----------     ----------    ----------
      Total net assets                   $12,654,748   $2,804,766     $7,674,548    $9,254,773
                                         ===========   ==========     ==========    ==========
Accumulation units outstanding:              963,613      245,321        412,047       387,980
                                         ===========   ==========     ==========    ==========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010
                                  (continued)


                                                                   Small &       Small
                                          Mid-Cap       Real       Mid Cap      Company
                                          Growth       Estate       Value        Value    Technology
                                         Portfolio   Portfolio    Portfolio    Portfolio   Portfolio
                                         (Class 3)   (Class 3)    (Class 3)    (Class 3)   (Class 3)
                                        ----------  -----------  -----------  ----------  ----------
Assets:
   Investments in Trusts, at net
      asset value                       $5,438,398  $10,172,626  $20,283,172  $6,954,490  $1,598,816
Liabilities:                                    --           --           --          --          --
                                        ----------  -----------  -----------  ----------  ----------
Net assets                              $5,438,398  $10,172,626  $20,283,172  $6,954,490  $1,598,816
                                        ==========  ===========  ===========  ==========  ==========
   Accumulation units                   $5,438,398  $10,172,626  $20,283,172  $6,954,490  $1,598,816
   Contracts in payout (annuitization)
      period                                    --           --           --          --          --
                                        ----------  -----------  -----------  ----------  ----------
      Total net assets                  $5,438,398  $10,172,626  $20,283,172  $6,954,490  $1,598,816
                                        ==========  ===========  ===========  ==========  ==========
Accumulation units outstanding:            461,848      552,844    1,080,689     706,486     672,158
                                        ==========  ===========  ===========  ==========  ==========

                                                                Invesco Van
                                                      Total     Kampen V.I.  Invesco Van
                                         Telecom      Return      Capital    Kampen V.I.
                                         Utility       Bond        Growth      Comstock
                                        Portfolio   Portfolio       Fund         Fund
                                        (Class 3)   (Class 3)   (Series II)  (Series II)
                                        ---------  -----------  -----------  -----------
Assets:
   Investments in Trusts, at net
      asset value                        $598,110  $18,716,248   $1,075,228   $9,859,429
Liabilities:                                   --           --           --           --
                                         --------  -----------   ----------   ----------
Net assets                               $598,110  $18,716,248   $1,075,228   $9,859,429
                                         ========  ===========   ==========   ==========
   Accumulation units                    $598,110  $18,716,248   $1,075,228   $9,859,429
   Contracts in payout (annuitization)
      period                                   --           --           --           --
                                         --------  -----------   ----------   ----------
      Total net assets                   $598,110  $18,716,248   $1,075,228   $9,859,429
                                         ========  ===========   ==========   ==========
Accumulation units outstanding:            38,776      867,507       99,273      818,598
                                         ========  ===========   ==========   ==========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010
                                  (continued)

                                        Invesco Van                            Government &
                                        Kampen V.I.   Diversified     Equity   High Quality
                                         Growth and  International    Income       Bond        Income
                                        Income Fund     Account      Account     Account      Account
                                        (Series II)    (Class 2)    (Class 2)   (Class 2)    (Class 2)
                                        -----------  -------------  ---------  ------------  ---------
Assets:
   Investments in Trusts, at net
      asset value                       $21,272,406     $476,248     $915,078     $10,904     $304,723
Liabilities:                                     --           --           --          --           --
                                        -----------     --------     --------     -------     --------
Net assets                              $21,272,406     $476,248     $915,078     $10,904     $304,723
                                        ===========     ========     ========     =======     ========
   Accumulation units                   $21,272,406     $476,248     $915,078     $10,904     $304,723
   Contracts in payout (annuitization)
      period                                     --           --           --          --           --
                                        -----------     --------     --------     -------     --------
      Total net assets                  $21,272,406     $476,248     $915,078     $10,904     $304,723
                                        ===========     ========     ========     =======     ========
Accumulation units outstanding:           1,571,696       74,288       99,118       1,425       34,947
                                        ===========     ========     ========     =======     ========


                                         LargeCap    LargeCap    MidCap      Money
                                           Blend      Growth      Blend      Market
                                        Account II   Account     Account    Account
                                         (Class 2)  (Class 2)   (Class 2)  (Class 2)
                                        ----------  ---------  ----------  ---------
Assets:
   Investments in Trusts, at net
      asset value                         $96,483    $44,359   $1,594,264   $205,000
Liabilities:                                   --         --           --         --
                                          -------    -------   ----------   --------
Net assets                                $96,483    $44,359   $1,594,264   $205,000
                                          =======    =======   ==========   ========
   Accumulation units                     $96,483    $44,359   $1,594,264   $205,000
   Contracts in payout (annuitization)
      period                                   --         --           --         --
                                          -------    -------   ----------   --------
      Total net assets                    $96,483    $44,359   $1,594,264   $205,000
                                          =======    =======   ==========   ========
Accumulation units outstanding:            15,251      6,386      157,610     35,128
                                          =======    =======   ==========   ========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010
                                  (continued)

                                          Principal      Real                      SAM           SAM
                                           Capital      Estate       SAM      Conservative  Conservative
                                        Appreciation  Securities   Balanced     Balanced       Growth
                                           Account      Account    Portfolio    Portfolio     Portfolio
                                          (Class 2)    (Class 2)   (Class 2)    (Class 2)     (Class 2)
                                        ------------  ----------  ----------  ------------  ------------
Assets:
   Investments in Trusts, at net
      asset value                         $380,064      $11,504   $9,490,958    $367,503     $1,511,685
Liabilities:                                    --           --           --          --             --
                                          --------      -------   ----------    --------     ----------
Net assets                                $380,064      $11,504   $9,490,958    $367,503     $1,511,685
                                          ========      =======   ==========    ========     ==========
   Accumulation units                     $380,064      $11,504   $9,490,958    $367,503     $1,511,685
   Contracts in payout (annuitization)
      period                                    --           --           --          --             --
                                          --------      -------   ----------    --------     ----------
      Total net assets                    $380,064      $11,504   $9,490,958    $367,503     $1,511,685
                                          ========      =======   ==========    ========     ==========
Accumulation units outstanding:             30,809          663      915,093      45,994        145,807
                                          ========      =======   ==========    ========     ==========

                                           SAM        SAM       Short-
                                         Flexible  Strategic    Term      SmallCap
                                         Income      Growth     Income     Growth
                                        Portfolio  Portfolio   Account   Account II
                                        (Class 2)  (Class 2)  (Class 2)   (Class 2)
                                        ---------  ---------  ---------  ----------
Assets:
   Investments in Trusts, at net
      asset value                        $799,210   $285,182   $43,105     $7,336
Liabilities:                                   --         --        --         --
                                         --------   --------   -------     ------
Net assets                               $799,210   $285,182   $43,105     $7,336
                                         ========   ========   =======     ======
   Accumulation units                    $799,210   $285,182   $43,105     $7,336
   Contracts in payout (annuitization)
      period                                   --         --        --         --
                                         --------   --------   -------     ------
      Total net assets                   $799,210   $285,182   $43,105     $7,336
                                         ========   ========   =======     ======
Accumulation units outstanding:            83,668     25,876     5,895      1,133
                                         ========   ========   =======     ======

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010
                                   (continued)

                                                        Columbia
                                                        Marsico
                                                        Focused
                                        Columbia High   Equities
                                         Yield Fund,     Fund,       Asset       Global
                                           Variable     Variable  Allocation     Growth       Growth
                                            Series       Series      Fund         Fund         Fund
                                          (Class A)    (Class A)  (Class 2)    (Class 2)    (Class 2)
                                        -------------  ---------  ----------  -----------  -----------
Assets:
   Investments in Trusts, at net
      asset value                          $321,620     $573,654  $2,106,807  $10,692,807  $11,489,423
Liabilities:                                     --           --          --           --           --
                                           --------     --------  ----------  -----------  -----------
Net assets                                 $321,620     $573,654  $2,106,807  $10,692,807  $11,489,423
                                           ========     ========  ==========  ===========  ===========
   Accumulation units                      $321,620     $573,654  $2,106,807  $10,692,807  $11,489,423
   Contracts in payout (annuitization)
      period                                     --           --          --           --           --
                                           --------     --------  ----------  -----------  -----------
      Total net assets                     $321,620     $573,654  $2,106,807  $10,692,807  $11,489,423
                                           ========     ========  ==========  ===========  ===========
Accumulation units outstanding:              17,492       50,384     125,672      460,508      577,056
                                           ========     ========  ==========  ===========  ===========




                                                                              MTB Managed
                                          Growth-     Growth and    Mid Cap    Allocation
                                           Income       Income       Value       Fund -
                                            Fund      Portfolio    Portfolio    Moderate
                                         (Class 2)    (Class VC)  (Class VC)   Growth II
                                        -----------  -----------  ----------  -----------
Assets:
   Investments in Trusts, at net
      asset value                       $12,783,276  $11,488,810   $202,710     $117,510
Liabilities:                                     --           --         --           --
                                        -----------  -----------   --------     --------
Net assets                              $12,783,276  $11,488,810   $202,710     $117,510
                                        ===========  ===========   ========     ========
   Accumulation units                   $12,783,276  $11,488,810   $202,710     $117,510
   Contracts in payout (annuitization)
      period                                     --           --         --           --
                                        -----------  -----------   --------     --------
      Total net assets                  $12,783,276  $11,488,810   $202,710     $117,510
                                        ===========  ===========   ========     ========
Accumulation units outstanding:             771,857      991,030     13,916       12,029
                                        ===========  ===========   ========     ========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010
                                   (continued)

                                                      Franklin
                                                    Templeton VIP
                                         Franklin     Founding                                         Allocation
                                          Income        Funds      Allocation  Allocation  Allocation   Moderate      Real
                                        Securities    Allocation    Balanced     Growth     Moderate     Growth      Return
                                           Fund          Fund       Portfolio   Portfolio   Portfolio   Portfolio   Portfolio
                                         (Class 2)    (Class 2)     (Class 3)   (Class 3)   (Class 3)   (Class 3)   (Class 3)
                                        ----------  -------------  ----------  ----------  ----------  ----------  ----------
Assets:
   Investments in Trusts, at net
      asset value                       $2,942,495    $2,983,855   $1,708,086   $207,442   $1,629,705   $980,010   $2,763,425
Liabilities:                                    --            --           --         --           --         --           --
                                        ----------    ----------   ----------   --------   ----------   --------   ----------
Net assets                              $2,942,495    $2,983,855   $1,708,086   $207,442   $1,629,705   $980,010   $2,763,425
                                        ==========    ==========   ==========   ========   ==========   ========   ==========
   Accumulation units                   $2,942,495    $2,983,855   $1,708,086   $207,442   $1,629,705   $980,010   $2,763,425
   Contracts in payout (annuitization)
      period                                    --            --           --         --           --         --           --
                                        ----------    ----------   ----------   --------   ----------   --------   ----------
      Total net assets                  $2,942,495    $2,983,855   $1,708,086   $207,442   $1,629,705   $980,010   $2,763,425
                                        ==========    ==========   ==========   ========   ==========   ========   ==========
Accumulation units outstanding:            282,085       323,878      148,850     18,629      142,836     88,273      242,390
                                        ==========    ==========   ==========   ========   ==========   ========   ==========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010
                                  (continued)

                                                       Contracts                     Contracts
                                                      With Total                    With Total
                                                       Expenses         0.85         Expenses         1.15
                                                          of         Unit value         of         Unit value
                                                     Accumulation        of        Accumulation        of
                                                         units      accumulation       units      accumulation
Variable Accounts                                     outstanding       units       outstanding      units
-----------------                                    ------------   ------------   ------------   ------------
ANCHOR SERIES TRUST:
   Asset Allocation Portfolio (Class 1)                      --        $   --             --         $   --
   Capital Appreciation Portfolio (Class 1)                  --            --             --             --
   Government and Quality Bond Portfolio (Class 1)           --            --             --             --
   Growth Portfolio (Class 1)                                --            --             --             --
   Natural Resources Portfolio (Class 1)                     --            --             --             --
   Asset Allocation Portfolio (Class 3)                   5,456         15.32             --             --
   Capital Appreciation Portfolio (Class 3)              87,158         17.24            913          13.20
   Government and Quality Bond Portfolio (Class 3)       70,111         15.93          1,215          11.66
   Growth Portfolio (Class 3)                             4,523         12.51             --             --
   Natural Resources Portfolio (Class 3)                  8,553         12.36             --             --
SUNAMERICA SERIES TRUST:
   Aggressive Growth Portfolio (Class 1)                     --        $   --             --         $   --
   Alliance Growth Portfolio (Class 1)                       --            --             --             --
   Balanced Portfolio (Class 1)                              --            --             --             --
   Blue Chip Growth Portfolio (Class 1)                      --            --             --             --
   Capital Growth Portfolio (Class 1)                        --            --             --             --
   Cash Management Portfolio (Class 1)                       --            --             --             --
   Corporate Bond Portfolio (Class 1)                        --            --             --             --
   Davis Venture Value Portfolio (Class 1)                   --            --             --             --
   "Dogs" of Wall Street Portfolio (Class 1)                 --            --             --             --
   Emerging Markets Portfolio (Class 1)                      --            --             --             --
   Equity Opportunities Portfolio (Class 1)                  --            --             --             --
   Fundamental Growth Portfolio (Class 1)                    --            --             --             --
   Global Bond Portfolio (Class 1)                           --            --             --             --
   Global Equities Portfolio (Class 1)                       --            --             --             --
   Growth Opportunities Portfolio (Class 1)                  --            --             --             --
   Growth-Income Portfolio (Class 1)                         --            --             --             --
   High-Yield Bond Portfolio (Class 1)                       --            --             --             --
   International Diversified Equities Portfolio
      (Class 1)                                              --            --             --             --
   International Growth and Income Portfolio
      (Class 1)                                              --            --             --             --
   MFS Massachusetts Investors Trust Portfolio
      (Class 1)                                              --            --             --             --
   MFS Total Return Portfolio (Class 1)                      --            --             --             --
   Mid-Cap Growth Portfolio (Class 1)                        --            --             --             --
   Real Estate Portfolio (Class 1)                           --            --             --             --
   Technology Portfolio (Class 1)                            --            --             --             --
   Telecom Utility Portfolio (Class 1)                       --            --             --             --
   Total Return Bond Portfolio (Class 1)                     --            --             --             --
   Aggressive Growth Portfolio (Class 3)                    144          8.33             --             --
   Alliance Growth Portfolio (Class 3)                   12,839          8.27             --             --
   American Funds Asset Allocation SAST Portfolio
      (Class 3)                                              --            --             --             --
   American Funds Global Growth SAST Portfolio
      (Class 3)                                              --            --          3,144          11.50
   American Funds Growth SAST Portfolio (Class 3)            --            --          1,158          10.41
   American Funds Growth-Income SAST Portfolio
      (Class 3)                                              --            --            428           9.66
   Balanced Portfolio (Class 3)                              --         10.10             --             --
   Blue Chip Growth Portfolio (Class 3)                   6,308          6.26            762          10.86
   Capital Growth Portfolio (Class 3)                     5,588          7.78             --             --
   Cash Management Portfolio (Class 3)                   17,233         11.62             --             --
   Corporate Bond Portfolio (Class 3)                    76,811         19.94          1,583          13.73
   Davis Venture Value Portfolio (Class 3)               53,711         14.62          1,640          10.08
   "Dogs" of Wall Street Portfolio (Class 3)              1,457         14.95             --             --
   Emerging Markets Portfolio (Class 3)                   8,515         29.47            525          14.42
   Equity Opportunities Portfolio (Class 3)               5,186         12.21             --             --
   Foreign Value Portfolio (Class 3)                     61,934          9.74          4,125           9.68
   Fundamental Growth Portfolio (Class 3)                 7,314          7.16             --             --
   Global Bond Portfolio (Class 3)                       36,544         17.23             82          12.86
   Global Equities Portfolio (Class 3)                       --          9.74             --             --
   Growth Opportunities Portfolio (Class 3)              29,642          6.21          1,662          11.81
   Growth-Income Portfolio (Class 3)                      1,815          8.98             --             --
   High-Yield Bond Portfolio (Class 3)                   28,470         16.09            127          11.13
   International Diversified Equities Portfolio
      (Class 3)                                           9,774          9.18             --             --
   International Growth and Income Portfolio
      (Class 3)                                          49,833         11.51             --             --
   Marsico Focused Growth Portfolio (Class 3)             3,953         10.25            694          10.90
   MFS Massachusetts Investors Trust Portfolio
      (Class 3)                                          23,671         11.06          2,243          10.75
   MFS Total Return Portfolio (Class 3)                  69,900         16.19             --             --
   Mid-Cap Growth Portfolio (Class 3)                     8,926         10.05            645          12.27
   Real Estate Portfolio (Class 3)                        9,144         27.38          2,005           7.90
   Small & Mid Cap Value Portfolio (Class 3)             43,927         11.81          1,977          12.37
   Small Company Value Portfolio (Class 3)               41,750         10.07          1,819          10.79
   Technology Portfolio (Class 3)                            --          2.42             --             --
   Telecom Utility Portfolio (Class 3)                       --            --             --             --
   Total Return Bond Portfolio (Class 3)                 42,041         18.57          2,694          13.07
INVESCO VARIABLE INSURANCE FUNDS (Series II):
   Invesco Van Kampen V.I. Capital Growth Fund           10,427         11.39             --             --
   Invesco Van Kampen V.I. Comstock Fund                 96,247        $13.17          2,494         $ 9.67
   Invesco Van Kampen V.I. Growth and Income Fund       101,733         14.96          2,841          10.07
PRINCIPAL VARIABLE CONTRACTS FUND, INC. (Class 2):
   Diversified International Account                         --        $   --             --         $   --
   Equity Income Account                                     --            --             --             --
   Government & High Quality Bond Account                    --            --             --             --
   Income Account                                            --            --             --             --
   LargeCap Blend Account II                                 --            --             --             --
   LargeCap Growth Account                                   --            --             --             --
   MidCap Blend Account                                      --            --             --             --
   Money Market Account                                      --            --             --             --
   Principal Capital Appreciation Account                    --            --             --             --
   Real Estate Securities Account                            --            --             --             --
   SAM Balanced Portfolio                                    --            --             --             --
   SAM Conservative Balanced Portfolio                       --            --             --             --
   SAM Conservative Growth Portfolio                         --            --             --             --
   SAM Flexible Income Portfolio                             --            --             --             --
   SAM Strategic Growth Portfolio                            --            --             --             --
   Short-Term Income Account                                 --            --             --             --
   SmallCap Growth Account II                                --            --             --             --
COLUMBIA FUNDS VARIABLE INSURANCE TRUST I
   (Class A):
   Columbia High Yield Fund, Variable Series                 --        $   --             --         $   --
   Columbia Marsico Focused Equities Fund,
      Variable Series                                        --            --             --             --
AMERICAN FUNDS INSURANCE SERIES (Class 2):
   Asset Allocation Fund                                125,672        $16.76             --         $   --
   Global Growth Fund                                    90,878         24.32             --             --
   Growth Fund                                           90,902         20.91             --             --
   Growth-Income Fund                                   162,860         17.33             --             --
LORD ABBETT SERIES FUND, INC. (Class VC):
   Growth and Income Portfolio                           45,832        $12.59          1,256         $ 9.31
   Mid Cap Value Portfolio                               13,916         14.57             --             --
MTB GROUP OF FUNDS:
   MTB Managed Allocation Fund - Moderate
      Growth II                                              --        $   --             --         $   --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
   TRUST (Class 2):
   Franklin Income Securities Fund                       25,083        $10.63          2,050         $10.56
   Franklin Templeton VIP Founding Funds
      Allocation Fund                                    32,544          9.40             --             --
SEASONS SERIES TRUST (Class 3):
   Allocation Balanced Portfolio                             --        $   --             --         $   --
   Allocation Growth Portfolio                               --            --             --             --
   Allocation Moderate Portfolio                             --            --             --             --
   Allocation Moderate Growth Portfolio                      --            --          3,437          11.34
   Real Return Portfolio                                  1,968         11.64          1,697          11.62

                                                       Contracts                     Contracts
                                                      With Total                    With Total
                                                       Expenses          1.3         Expenses          1.4
                                                          of         Unit value         of         Unit value
                                                     Accumulation        of        Accumulation        of
                                                         units      accumulation       units      accumulation
Variable Accounts                                     outstanding       units       outstanding       units
-----------------                                    ------------   ------------   ------------   ------------
ANCHOR SERIES TRUST:
   Asset Allocation Portfolio (Class 1)                      --        $   --             --         $   --
   Capital Appreciation Portfolio (Class 1)                  --            --             --             --
   Government and Quality Bond Portfolio (Class 1)           --            --             --             --
   Growth Portfolio (Class 1)                                --            --             --             --
   Natural Resources Portfolio (Class 1)                     --            --             --             --
   Asset Allocation Portfolio (Class 3)                      12         11.55             --             --
   Capital Appreciation Portfolio (Class 3)              20,205         13.03          1,536          13.04
   Government and Quality Bond Portfolio (Class 3)       46,535         11.51          2,485          11.54
   Growth Portfolio (Class 3)                                14         10.55             --             --
   Natural Resources Portfolio (Class 3)                  3,402         12.69             --             --
SUNAMERICA SERIES TRUST:
   Aggressive Growth Portfolio (Class 1)                     --        $   --             --         $   --
   Alliance Growth Portfolio (Class 1)                       --            --             --             --
   Balanced Portfolio (Class 1)                              --            --             --             --
   Blue Chip Growth Portfolio (Class 1)                      --            --             --             --
   Capital Growth Portfolio (Class 1)                        --            --             --             --
   Cash Management Portfolio (Class 1)                       --            --             --             --
   Corporate Bond Portfolio (Class 1)                        --            --             --             --
   Davis Venture Value Portfolio (Class 1)                   --            --             --             --
   "Dogs" of Wall Street Portfolio (Class 1)                 --            --             --             --
   Emerging Markets Portfolio (Class 1)                      --            --             --             --
   Equity Opportunities Portfolio (Class 1)                  --            --             --             --
   Fundamental Growth Portfolio (Class 1)                    --            --             --             --
   Global Bond Portfolio (Class 1)                           --            --             --             --
   Global Equities Portfolio (Class 1)                       --            --             --             --
   Growth Opportunities Portfolio (Class 1)                  --            --             --             --
   Growth-Income Portfolio (Class 1)                         --            --             --             --
   High-Yield Bond Portfolio (Class 1)                       --            --             --             --
   International Diversified Equities Portfolio
      (Class 1)                                              --            --             --             --
   International Growth and Income Portfolio
      (Class 1)                                              --            --             --             --
   MFS Massachusetts Investors Trust Portfolio
      (Class 1)                                              --            --             --             --
   MFS Total Return Portfolio (Class 1)                      --            --             --             --
   Mid-Cap Growth Portfolio (Class 1)                        --            --             --             --
   Real Estate Portfolio (Class 1)                           --            --             --             --
   Technology Portfolio (Class 1)                            --            --             --             --
   Telecom Utility Portfolio (Class 1)                       --            --             --             --
   Total Return Bond Portfolio (Class 1)                     --            --             --             --
   Aggressive Growth Portfolio (Class 3)                  2,261          8.43             --             --
   Alliance Growth Portfolio (Class 3)                    1,443         10.59             --             --
   American Funds Asset Allocation SAST Portfolio
      (Class 3)                                           6,647         10.22             --             --
   American Funds Global Growth SAST Portfolio
      (Class 3)                                          75,937         11.36          5,282          11.38
   American Funds Growth SAST Portfolio (Class 3)        32,367         10.29          1,737          10.30
   American Funds Growth-Income SAST Portfolio
      (Class 3)                                          28,696          9.54            724           9.55
   Balanced Portfolio (Class 3)                              13         10.79             --             --
   Blue Chip Growth Portfolio (Class 3)                  16,662         10.67          1,290          10.72
   Capital Growth Portfolio (Class 3)                        15          9.82             --             --
   Cash Management Portfolio (Class 3)                      234          9.97             --             --
   Corporate Bond Portfolio (Class 3)                    50,478         13.56          3,025          13.58
   Davis Venture Value Portfolio (Class 3)               45,331          9.96          2,776           9.97
   "Dogs" of Wall Street Portfolio (Class 3)              2,212         10.47             --             --
   Emerging Markets Portfolio (Class 3)                   8,581         14.24            568          14.27
   Equity Opportunities Portfolio (Class 3)                  15          9.78             --             --
   Foreign Value Portfolio (Class 3)                     80,826          9.56          6,709           9.57
   Fundamental Growth Portfolio (Class 3)                   321         10.50             --             --
   Global Bond Portfolio (Class 3)                       20,018         12.70            508          12.71
   Global Equities Portfolio (Class 3)                    2,651          9.73             --             --
   Growth Opportunities Portfolio (Class 3)              23,190         11.66          2,407          11.68
   Growth-Income Portfolio (Class 3)                        511          9.03             --             --
   High-Yield Bond Portfolio (Class 3)                   14,276         10.97            263          11.01
   International Diversified Equities Portfolio
      (Class 3)                                           3,015         10.05             --             --
   International Growth and Income Portfolio
      (Class 3)                                             271          8.26             --             --
   Marsico Focused Growth Portfolio (Class 3)             8,499         10.78            951          10.78
   MFS Massachusetts Investors Trust Portfolio
      (Class 3)                                          47,051         10.65          3,569          10.63
   MFS Total Return Portfolio (Class 3)                   9,987         10.57             --             --
   Mid-Cap Growth Portfolio (Class 3)                     7,722         12.13            902          12.16
   Real Estate Portfolio (Class 3)                       34,505          7.79          3,085           7.81
   Small & Mid Cap Value Portfolio (Class 3)             45,875         12.22          3,330          12.25
   Small Company Value Portfolio (Class 3)               26,158         10.65          2,634          10.68
   Technology Portfolio (Class 3)                           150         10.81             --             --
   Telecom Utility Portfolio (Class 3)                    2,370         11.91             --             --
   Total Return Bond Portfolio (Class 3)                114,728         12.81          5,295          12.90
INVESCO VARIABLE INSURANCE FUNDS (Series II):
   Invesco Van Kampen V.I. Capital Growth Fund               14         11.86             --             --
   Invesco Van Kampen V.I. Comstock Fund                 45,158        $ 9.55          3,970         $ 9.56
   Invesco Van Kampen V.I. Growth and Income Fund        55,306          9.94          4,577           9.96
PRINCIPAL VARIABLE CONTRACTS FUND, INC. (Class 2):
   Diversified International Account                         --        $   --             --         $   --
   Equity Income Account                                     --            --             --             --
   Government & High Quality Bond Account                    --            --             --             --
   Income Account                                            --            --             --             --
   LargeCap Blend Account II                                 --            --             --             --
   LargeCap Growth Account                                   --            --             --             --
   MidCap Blend Account                                      --            --             --             --
   Money Market Account                                      --            --             --             --
   Principal Capital Appreciation Account                    --            --             --             --
   Real Estate Securities Account                            --            --             --             --
   SAM Balanced Portfolio                                    --            --             --             --
   SAM Conservative Balanced Portfolio                       --            --             --             --
   SAM Conservative Growth Portfolio                         --            --             --             --
   SAM Flexible Income Portfolio                             --            --             --             --
   SAM Strategic Growth Portfolio                            --            --             --             --
   Short-Term Income Account                                 --            --             --             --
   SmallCap Growth Account II                                --            --             --             --
COLUMBIA FUNDS VARIABLE INSURANCE TRUST I
   (Class A):
   Columbia High Yield Fund, Variable Series                 --        $   --             --         $   --
   Columbia Marsico Focused Equities Fund,
      Variable Series                                        --            --             --             --
AMERICAN FUNDS INSURANCE SERIES (Class 2):
   Asset Allocation Fund                                     --        $   --             --         $   --
   Global Growth Fund                                        --            --             --             --
   Growth Fund                                               --            --             --             --
   Growth-Income Fund                                        --            --             --             --
LORD ABBETT SERIES FUND, INC. (Class VC):
   Growth and Income Portfolio                           27,846        $ 9.17          1,868         $ 9.19
   Mid Cap Value Portfolio                                   --            --             --             --
MTB GROUP OF FUNDS:
   MTB Managed Allocation Fund - Moderate
      Growth II                                              --        $   --             --         $   --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
   TRUST (Class 2):
   Franklin Income Securities Fund                        5,474        $10.51             --         $   --
   Franklin Templeton VIP Founding Funds
      Allocation Fund                                       206          9.28             --             --
SEASONS SERIES TRUST (Class 3):
   Allocation Balanced Portfolio                         84,794        $11.48         14,174         $11.55
   Allocation Growth Portfolio                              447         11.17             --             --
   Allocation Moderate Portfolio                         69,284         11.43             --             --
   Allocation Moderate Growth Portfolio                  19,595         11.16             --             --
   Real Return Portfolio                                 66,712         11.43          3,904          11.51

(1)  Offered in FSA Polaris, FSA Polaris II, FSA Advisor, and FSA Polaris
     Choice.

(2)  Offered in FSA Polaris Choice III.

(3)  Offered in FSA Diversify Strategies III.

(4)  Offered in FSA Polaris Preferred Solution and FSA Polaris Platinum III.

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010
                                  (continued)

                                                          Contracts                     Contracts
                                                         With Total                    With Total
                                                          Expenses        1.52(1)       Expenses        1.52(2)
                                                             of            Unit            of            Unit
                                                        Accumulation     value of     Accumulation     value of
                                                            units      accumulation       units      accumulation
Variable Accounts                                        outstanding       units       outstanding       units
-----------------                                       ------------   ------------   ------------   ------------
ANCHOR SERIES TRUST:
   Asset Allocation Portfolio (Class 1)                    167,038        $27.67              --        $   --
   Capital Appreciation Portfolio (Class 1)                208,358         52.43              --            --
   Government and Quality Bond Portfolio (Class 1)         335,382         19.94              --            --
   Growth Portfolio (Class 1)                              158,514         33.48              --            --
   Natural Resources Portfolio (Class 1)                    81,131         59.04              --            --
   Asset Allocation Portfolio (Class 3)                     90,323         27.03           2,768         27.03
   Capital Appreciation Portfolio (Class 3)                239,114         51.41          26,494         51.41
   Government and Quality Bond Portfolio (Class 3)         943,690         19.51         169,589         19.51
   Growth Portfolio (Class 3)                              171,562         32.81          17,040         32.81
   Natural Resources Portfolio (Class 3)                    66,833         57.79          10,506         57.79
SUNAMERICA SERIES TRUST:
   Aggressive Growth Portfolio (Class 1)                   149,133        $13.29              --        $   --
   Alliance Growth Portfolio (Class 1)                     321,763         32.94              --            --
   Balanced Portfolio (Class 1)                            219,622         16.72              --            --
   Blue Chip Growth Portfolio (Class 1)                    127,188          6.41              --            --
   Capital Growth Portfolio (Class 1)                       59,148          7.51              --            --
   Cash Management Portfolio (Class 1)                     335,271         13.30              --            --
   Corporate Bond Portfolio (Class 1)                      197,070         23.88              --            --
   Davis Venture Value Portfolio (Class 1)                 535,366         35.94              --            --
   "Dogs" of Wall Street Portfolio (Class 1)               101,592         12.42              --            --
   Emerging Markets Portfolio (Class 1)                    175,647         23.24              --            --
   Equity Opportunities Portfolio (Class 1)                142,356         18.70              --            --
   Fundamental Growth Portfolio (Class 1)                  159,810         18.09              --            --
   Global Bond Portfolio (Class 1)                         108,917         22.78              --            --
   Global Equities Portfolio (Class 1)                     113,022         21.20              --            --
   Growth Opportunities Portfolio (Class 1)                 81,488          6.12              --            --
   Growth-Income Portfolio (Class 1)                       279,243         27.02              --            --
   High-Yield Bond Portfolio (Class 1)                     222,731         22.20              --            --
   International Diversified Equities Portfolio
      (Class 1)                                            239,473         13.41              --            --
   International Growth and Income Portfolio
      (Class 1)                                            213,130         14.12              --            --
   MFS Massachusetts Investors Trust Portfolio
      (Class 1)                                            147,097         23.27              --            --
   MFS Total Return Portfolio (Class 1)                    269,183         28.02              --            --
   Mid-Cap Growth Portfolio (Class 1)                      217,968         12.13              --            --
   Real Estate Portfolio (Class 1)                          91,472         22.22              --            --
   Technology Portfolio (Class 1)                          122,750          2.44              --            --
   Telecom Utility Portfolio (Class 1)                      63,117         16.22              --            --
   Total Return Bond Portfolio (Class 1)                   100,163         26.51              --            --
   Aggressive Growth Portfolio (Class 3)                    37,068         12.97          45,976         12.97
   Alliance Growth Portfolio (Class 3)                     178,859         32.10          17,936         32.10
   American Funds Asset Allocation SAST Portfolio
      (Class 3)                                             68,685         10.21          97,533         10.21
   American Funds Global Growth SAST Portfolio
      (Class 3)                                            290,420         11.24         183,298         11.24
   American Funds Growth SAST Portfolio (Class 3)          329,761         10.30         171,351         10.30
   American Funds Growth-Income SAST Portfolio
      (Class 3)                                            444,854          9.34         188,775          9.34
   Balanced Portfolio (Class 3)                             56,936         16.35             539         16.35
   Blue Chip Growth Portfolio (Class 3)                    164,630          6.28          69,303          6.28
   Capital Growth Portfolio (Class 3)                      192,810          7.33          73,570          7.33
   Cash Management Portfolio (Class 3)                     478,963         13.02          59,691         13.02
   Corporate Bond Portfolio (Class 3)                      528,511         23.28         133,632         23.28
   Davis Venture Value Portfolio (Class 3)                 411,450         35.14          62,750         35.14
   "Dogs" of Wall Street Portfolio (Class 3)                53,859         12.15          20,680         12.15
   Emerging Markets Portfolio (Class 3)                    172,525         22.71          60,595         22.71
   Equity Opportunities Portfolio (Class 3)                 61,432         18.29           3,221         18.29
   Foreign Value Portfolio (Class 3)                       640,843         16.87         124,269         16.87
   Fundamental Growth Portfolio (Class 3)                  123,975         17.68          52,108         17.68
   Global Bond Portfolio (Class 3)                         140,617         22.29          47,586         22.29
   Global Equities Portfolio (Class 3)                      49,628         20.70          24,201         20.70
   Growth Opportunities Portfolio (Class 3)                357,508          5.98         148,117          5.98
   Growth-Income Portfolio (Class 3)                        16,586         26.40           6,342         26.40
   High-Yield Bond Portfolio (Class 3)                     115,441         21.72          16,469         21.72
   International Diversified Equities Portfolio
      (Class 3)                                            595,203         13.14          96,460         13.14
   International Growth and Income Portfolio
      (Class 3)                                            470,795         13.78         159,389         13.78
   Marsico Focused Growth Portfolio (Class 3)              127,096         11.59          45,495         11.59
   MFS Massachusetts Investors Trust Portfolio
      (Class 3)                                            146,516         22.79          46,728         22.79
   MFS Total Return Portfolio (Class 3)                    227,661         27.42          17,722         27.42
   Mid-Cap Growth Portfolio (Class 3)                      253,146         11.86          44,806         11.86
   Real Estate Portfolio (Class 3)                         205,009         21.74          70,105         21.74
   Small & Mid Cap Value Portfolio (Class 3)               451,570         20.30         150,480         20.30
   Small Company Value Portfolio (Class 3)                 282,506          9.76         120,969          9.76
   Technology Portfolio (Class 3)                          396,295          2.38         113,409          2.38
   Telecom Utility Portfolio (Class 3)                      22,878         15.89           9,087         15.89
   Total Return Bond Portfolio (Class 3)                   239,799         25.96         155,473         25.96
INVESCO VARIABLE INSURANCE FUNDS (Series II):
   Invesco Van Kampen V.I. Capital Growth Fund              27,051         10.91           9,908         10.79
   Invesco Van Kampen V.I. Comstock Fund                   323,513        $12.48         103,277        $12.40
   Invesco Van Kampen V.I. Growth and Income Fund          795,972         13.97         188,657         14.02
PRINCIPAL VARIABLE CONTRACTS FUND, INC. (Class 2):
   Diversified International Account                            --        $   --              --        $   --
   Equity Income Account                                        --            --              --            --
   Government & High Quality Bond Account                       --            --              --            --
   Income Account                                               --            --              --            --
   LargeCap Blend Account II                                    --            --              --            --
   LargeCap Growth Account                                      --            --              --            --
   MidCap Blend Account                                         --            --              --            --
   Money Market Account                                         --            --              --            --
   Principal Capital Appreciation Account                       --            --              --            --
   Real Estate Securities Account                               --            --              --            --
   SAM Balanced Portfolio                                    8,299         10.51          35,638         10.51
   SAM Conservative Balanced Portfolio                          --            --              --            --
   SAM Conservative Growth Portfolio                            --            --              --            --
   SAM Flexible Income Portfolio                                --            --              --            --
   SAM Strategic Growth Portfolio                               --            --              --            --
   Short-Term Income Account                                    --            --              --            --
   SmallCap Growth Account II                                   --            --              --            --
COLUMBIA FUNDS VARIABLE INSURANCE TRUST I (Class A):
   Columbia High Yield Fund, Variable Series                 5,385        $18.48           5,530        $18.55
   Columbia Marsico Focused Equities Fund, Variable
      Series                                                21,625         11.47           9,473         11.42
AMERICAN FUNDS INSURANCE SERIES (Class 2):
   Asset Allocation Fund                                        --        $   --              --        $   --
   Global Growth Fund                                      305,819         23.01              --            --
   Growth Fund                                             388,984         19.79              --            --
   Growth-Income Fund                                      512,673         16.40              --            --
LORD ABBETT SERIES FUND, INC. (Class VC):
   Growth and Income Portfolio                             510,029        $11.89         147,173        $11.89
   Mid Cap Value Portfolio                                      --            --              --            --
MTB GROUP OF FUNDS:
   MTB Managed Allocation Fund - Moderate Growth II         12,029        $ 9.77              --        $   --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   (Class 2):
   Franklin Income Securities Fund                         126,539        $10.43          31,602        $10.43
   Franklin Templeton VIP Founding Funds Allocation
      Fund                                                 147,393          9.22          50,040          9.22
SEASONS SERIES TRUST (Class 3):
   Allocation Balanced Portfolio                                --        $   --          16,398        $11.46
   Allocation Growth Portfolio                                  --            --          17,007         11.14
   Allocation Moderate Portfolio                                --            --          54,975         11.40
   Allocation Moderate Growth Portfolio                         --            --           9,062         11.13
   Real Return Portfolio                                     6,772         11.40          41,066         11.40

                                                          Contracts                     Contracts
                                                         With Total                    With Total
                                                          Expenses        1.55(3)       Expenses        1.55(4)
                                                             of            Unit            of            Unit
                                                        Accumulation     value of     Accumulation     value of
                                                           units       accumulation      units       accumulation
Variable Accounts                                        outstanding       units       outstanding       units
-----------------                                       ------------   ------------   ------------   ------------
ANCHOR SERIES TRUST:
   Asset Allocation Portfolio (Class 1)                         --        $   --             --         $   --
   Capital Appreciation Portfolio (Class 1)                     --            --             --             --
   Government and Quality Bond Portfolio (Class 1)              --            --             --             --
   Growth Portfolio (Class 1)                                   --            --             --             --
   Natural Resources Portfolio (Class 1)                        --            --             --             --
   Asset Allocation Portfolio (Class 3)                         --            --          1,610          11.47
   Capital Appreciation Portfolio (Class 3)                  5,750         52.35         14,561          12.96
   Government and Quality Bond Portfolio (Class 3)              --            --         21,729          11.46
   Growth Portfolio (Class 3)                                   --            --             --             --
   Natural Resources Portfolio (Class 3)                        --            --            407          12.61
SUNAMERICA SERIES TRUST:
   Aggressive Growth Portfolio (Class 1)                        --        $   --             --         $   --
   Alliance Growth Portfolio (Class 1)                          --            --             --             --
   Balanced Portfolio (Class 1)                                 --            --             --             --
   Blue Chip Growth Portfolio (Class 1)                         --            --             --             --
   Capital Growth Portfolio (Class 1)                           --            --             --             --
   Cash Management Portfolio (Class 1)                          --            --             --             --
   Corporate Bond Portfolio (Class 1)                           --            --             --             --
   Davis Venture Value Portfolio (Class 1)                      --            --             --             --
   "Dogs" of Wall Street Portfolio (Class 1)                    --            --             --             --
   Emerging Markets Portfolio (Class 1)                         --            --             --             --
   Equity Opportunities Portfolio (Class 1)                     --            --             --             --
   Fundamental Growth Portfolio (Class 1)                       --            --             --             --
   Global Bond Portfolio (Class 1)                              --            --             --             --
   Global Equities Portfolio (Class 1)                          --            --             --             --
   Growth Opportunities Portfolio (Class 1)                     --            --             --             --
   Growth-Income Portfolio (Class 1)                            --            --             --             --
   High-Yield Bond Portfolio (Class 1)                          --            --             --             --
   International Diversified Equities Portfolio
      (Class 1)                                                 --            --             --             --
   International Growth and Income Portfolio
      (Class 1)                                                 --            --             --             --
   MFS Massachusetts Investors Trust Portfolio
      (Class 1)                                                 --            --             --             --
   MFS Total Return Portfolio (Class 1)                         --            --             --             --
   Mid-Cap Growth Portfolio (Class 1)                           --            --             --             --
   Real Estate Portfolio (Class 1)                              --            --             --             --
   Technology Portfolio (Class 1)                               --            --             --             --
   Telecom Utility Portfolio (Class 1)                          --            --             --             --
   Total Return Bond Portfolio (Class 1)                        --            --             --             --
   Aggressive Growth Portfolio (Class 3)                        --            --            695           8.37
   Alliance Growth Portfolio (Class 3)                       1,590         32.11             --             --
   American Funds Asset Allocation SAST Portfolio
      (Class 3)                                                 --            --          1,816          10.17
   American Funds Global Growth SAST Portfolio
      (Class 3)                                                 --            --         37,282          11.31
   American Funds Growth SAST Portfolio (Class 3)               --            --         25,955          10.24
   American Funds Growth-Income SAST Portfolio
      (Class 3)                                                 --            --          9,755           9.49
   Balanced Portfolio (Class 3)                                 --            --          2,768          10.74
   Blue Chip Growth Portfolio (Class 3)                         --            --          9,189          10.62
   Capital Growth Portfolio (Class 3)                           --            --             --             --
   Cash Management Portfolio (Class 3)                          --            --          9,962           9.92
   Corporate Bond Portfolio (Class 3)                           --            --         23,784          13.49
   Davis Venture Value Portfolio (Class 3)                      --            --         31,105           9.91
   "Dogs" of Wall Street Portfolio (Class 3)                    --            --            319          10.38
   Emerging Markets Portfolio (Class 3)                         --            --          4,039          14.18
   Equity Opportunities Portfolio (Class 3)                     --            --             --             --
   Foreign Value Portfolio (Class 3)                            --            --         50,838           9.52
   Fundamental Growth Portfolio (Class 3)                       --            --            249          10.43
   Global Bond Portfolio (Class 3)                              --            --          6,623          12.64
   Global Equities Portfolio (Class 3)                       1,487         20.87          1,092           9.67
   Growth Opportunities Portfolio (Class 3)                     --            --         15,045          11.61
   Growth-Income Portfolio (Class 3)                            --            --             69           8.98
   High-Yield Bond Portfolio (Class 3)                          --            --          2,699          10.91
   International Diversified Equities Portfolio
      (Class 3)                                                 --            --             --             --
   International Growth and Income Portfolio
      (Class 3)                                                 --            --          6,417           8.21
   Marsico Focused Growth Portfolio (Class 3)                   --            --          7,433          10.73
   MFS Massachusetts Investors Trust Portfolio
      (Class 3)                                                 --            --         24,002          10.60
   MFS Total Return Portfolio (Class 3)                         --            --          5,350          10.53
   Mid-Cap Growth Portfolio (Class 3)                        9,488         11.87          4,809          12.07
   Real Estate Portfolio (Class 3)                              --            --         21,778           7.76
   Small & Mid Cap Value Portfolio (Class 3)                    --            --         25,746          12.17
   Small Company Value Portfolio (Class 3)                      --            --         16,185          10.60
   Technology Portfolio (Class 3)                              459          2.38            407          10.76
   Telecom Utility Portfolio (Class 3)                          --            --            440          11.78
   Total Return Bond Portfolio (Class 3)                        --            --         51,862          12.76
INVESCO VARIABLE INSURANCE FUNDS (Series II):
   Invesco Van Kampen V.I. Capital Growth Fund                  --            --             --             --
   Invesco Van Kampen V.I. Comstock Fund                     4,709        $12.42         26,972         $ 9.50
   Invesco Van Kampen V.I. Growth and Income Fund               --            --         31,257           9.89
PRINCIPAL VARIABLE CONTRACTS FUND, INC. (Class 2):
   Diversified International Account                        61,319        $ 6.43             --         $   --
   Equity Income Account                                    61,950          9.28             --             --
   Government & High Quality Bond Account                    1,188          7.67             --             --
   Income Account                                           20,973          8.76             --             --
   LargeCap Blend Account II                                12,444          6.34             --             --
   LargeCap Growth Account                                   4,037          6.98             --             --
   MidCap Blend Account                                     39,234         10.19             --             --
   Money Market Account                                     14,548          5.89             --             --
   Principal Capital Appreciation Account                   16,629         12.41             --             --
   Real Estate Securities Account                                9         17.73             --             --
   SAM Balanced Portfolio                                  305,124         10.48             --             --
   SAM Conservative Balanced Portfolio                      18,694          7.85             --             --
   SAM Conservative Growth Portfolio                        59,829         10.44             --             --
   SAM Flexible Income Portfolio                            57,231          9.16             --             --
   SAM Strategic Growth Portfolio                           21,301         11.05             --             --
   Short-Term Income Account                                 5,880          7.31             --             --
   SmallCap Growth Account II                                1,108          6.48             --             --
COLUMBIA FUNDS VARIABLE INSURANCE TRUST I (Class A):
   Columbia High Yield Fund, Variable Series                    --        $   --             --         $   --
   Columbia Marsico Focused Equities Fund, Variable
      Series                                                    --            --             --             --
AMERICAN FUNDS INSURANCE SERIES (Class 2):
   Asset Allocation Fund                                        --        $   --             --         $   --
   Global Growth Fund                                           --            --             --             --
   Growth Fund                                                  --            --             --             --
   Growth-Income Fund                                           --            --             --             --
LORD ABBETT SERIES FUND, INC. (Class VC):
   Growth and Income Portfolio                                  --        $   --         11,987         $ 9.13
   Mid Cap Value Portfolio                                      --            --             --             --
MTB GROUP OF FUNDS:
   MTB Managed Allocation Fund - Moderate Growth II             --        $   --             --         $   --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   (Class 2):
   Franklin Income Securities Fund                              --        $   --         11,085         $10.46
   Franklin Templeton VIP Founding Funds Allocation
      Fund                                                      --            --          3,149           9.22
SEASONS SERIES TRUST (Class 3):
   Allocation Balanced Portfolio                                --        $   --         25,299         $11.45
   Allocation Growth Portfolio                                  --            --             --             --
   Allocation Moderate Portfolio                                --            --         14,422          11.40
   Allocation Moderate Growth Portfolio                         --            --          6,668          11.12
   Real Return Portfolio                                        --            --         27,059          11.40

(1)  Offered in FSA Polaris, FSA Polaris II, FSA Advisor, and FSA Polaris
     Choice.

(2)  Offered in FSA Polaris Choice III.

(3)  Offered in FSA Diversify Strategies III.

(4)  Offered in FSA Polaris Preferred Solution and FSA Polaris Platinum III.

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010
                                   (continued)

                                                          Contracts                     Contracts
                                                         With Total                    With Total
                                                          Expenses         1.65         Expenses         1.70
                                                             of         Unit value         of         Unit value
                                                        Accumulation        of        Accumulation        of
                                                            units      accumulation       units      accumulation
Variable Accounts                                        outstanding       units       outstanding       units
-----------------                                       ------------   ------------   ------------   ------------
ANCHOR SERIES TRUST:
   Asset Allocation Portfolio (Class 1)                        --         $   --              --        $   --
   Capital Appreciation Portfolio (Class 1)                    --             --              --            --
   Government and Quality Bond Portfolio (Class 1)             --             --              --            --
   Growth Portfolio (Class 1)                                  --             --              --            --
   Natural Resources Portfolio (Class 1)                       --             --              --            --
   Asset Allocation Portfolio (Class 3)                        --             --              --            --
   Capital Appreciation Portfolio (Class 3)                 4,227          12.87             180         51.00
   Government and Quality Bond Portfolio (Class 3)         16,193          11.40              --            --
   Growth Portfolio (Class 3)                               2,820          10.43              --            --
   Natural Resources Portfolio (Class 3)                      793          12.49              --            --
SUNAMERICA SERIES TRUST:
   Aggressive Growth Portfolio (Class 1)                       --         $   --              --        $   --
   Alliance Growth Portfolio (Class 1)                         --             --              --            --
   Balanced Portfolio (Class 1)                                --             --              --            --
   Blue Chip Growth Portfolio (Class 1)                        --             --              --            --
   Capital Growth Portfolio (Class 1)                          --             --              --            --
   Cash Management Portfolio (Class 1)                         --             --              --            --
   Corporate Bond Portfolio (Class 1)                          --             --              --            --
   Davis Venture Value Portfolio (Class 1)                     --             --              --            --
   "Dogs" of Wall Street Portfolio (Class 1)                   --             --              --            --
   Emerging Markets Portfolio (Class 1)                        --             --              --            --
   Equity Opportunities Portfolio (Class 1)                    --             --              --            --
   Fundamental Growth Portfolio (Class 1)                      --             --              --            --
   Global Bond Portfolio (Class 1)                             --             --              --            --
   Global Equities Portfolio (Class 1)                         --             --              --            --
   Growth Opportunities Portfolio (Class 1)                    --             --              --            --
   Growth-Income Portfolio (Class 1)                           --             --              --            --
   High-Yield Bond Portfolio (Class 1)                         --             --              --            --
   International Diversified Equities Portfolio
      (Class 1)                                                --             --              --            --
   International Growth and Income Portfolio
      (Class 1)                                                --             --              --            --
   MFS Massachusetts Investors Trust Portfolio
      (Class 1)                                                --             --              --            --
   MFS Total Return Portfolio (Class 1)                        --             --              --            --
   Mid-Cap Growth Portfolio (Class 1)                          --             --              --            --
   Real Estate Portfolio (Class 1)                             --             --              --            --
   Technology Portfolio (Class 1)                              --             --              --            --
   Telecom Utility Portfolio (Class 1)                         --             --              --            --
   Total Return Bond Portfolio (Class 1)                       --             --              --            --
   Aggressive Growth Portfolio (Class 3)                       --             --              --            --
   Alliance Growth Portfolio (Class 3)                         --             --             719         31.45
   American Funds Asset Allocation SAST Portfolio
      (Class 3)                                             2,324          10.13              --            --
   American Funds Global Growth SAST Portfolio
      (Class 3)                                            12,945          11.25              --            --
   American Funds Growth SAST Portfolio (Class 3)           6,737          10.19              --            --
   American Funds Growth-Income SAST Portfolio
      (Class 3)                                             6,367           9.46              --            --
   Balanced Portfolio (Class 3)                               768          10.64              --            --
   Blue Chip Growth Portfolio (Class 3)                     2,610          10.58              --            --
   Capital Growth Portfolio (Class 3)                       3,079           9.68              --            --
   Cash Management Portfolio (Class 3)                         --             --              --            --
   Corporate Bond Portfolio (Class 3)                      13,502          13.41              --            --
   Davis Venture Value Portfolio (Class 3)                  7,863           9.86              --            --
   "Dogs" of Wall Street Portfolio (Class 3)                1,337          10.34              --            --
   Emerging Markets Portfolio (Class 3)                     3,743          14.07              --            --
   Equity Opportunities Portfolio (Class 3)                    63           9.68              --            --
   Foreign Value Portfolio (Class 3)                       14,255           9.48              --            --
   Fundamental Growth Portfolio (Class 3)                   5,138          10.34              --            --
   Global Bond Portfolio (Class 3)                          3,017          12.59              --            --
   Global Equities Portfolio (Class 3)                        442           9.63             984         20.51
   Growth Opportunities Portfolio (Class 3)                 4,959          11.56              --            --
   Growth-Income Portfolio (Class 3)                           80           8.98              --            --
   High-Yield Bond Portfolio (Class 3)                      2,064          10.83              --            --
   International Diversified Equities Portfolio
      (Class 3)                                             4,729           9.92              --            --
   International Growth and Income Portfolio
      (Class 3)                                            10,009           8.16              --            --
   Marsico Focused Growth Portfolio (Class 3)               2,242          10.65              --            --
   MFS Massachusetts Investors Trust Portfolio
      (Class 3)                                             8,045          10.50              --            --
   MFS Total Return Portfolio (Class 3)                     3,119          10.48              --            --
   Mid-Cap Growth Portfolio (Class 3)                       2,065          12.03             299         11.72
   Real Estate Portfolio (Class 3)                         11,133           7.71              --            --
   Small & Mid Cap Value Portfolio (Class 3)               13,002          12.12              --            --
   Small Company Value Portfolio (Class 3)                  7,075          10.56              --            --
   Technology Portfolio (Class 3)                              --             --              54          2.25
   Telecom Utility Portfolio (Class 3)                         --             --              --            --
   Total Return Bond Portfolio (Class 3)                   16,885          12.73              --            --
INVESCO VARIABLE INSURANCE FUNDS (Series II):
   Invesco Van Kampen V.I. Capital Growth Fund              1,173          11.79              --            --
   Invesco Van Kampen V.I. Comstock Fund                    9,979         $ 9.46              12        $12.22
   Invesco Van Kampen V.I. Growth and Income Fund          16,504           9.83              --            --
PRINCIPAL VARIABLE CONTRACTS FUND, INC. (Class 2):
   Diversified International Account                           --         $   --          12,969        $ 6.32
   Equity Income Account                                       --             --          37,168          9.15
   Government & High Quality Bond Account                      --             --             237          7.57
   Income Account                                              --             --          13,974          8.65
   LargeCap Blend Account II                                   --             --           2,807          6.26
   LargeCap Growth Account                                     --             --           2,349          6.88
   MidCap Blend Account                                        --             --         118,376         10.09
   Money Market Account                                        --             --          20,580          5.80
   Principal Capital Appreciation Account                      --             --          14,180         12.25
   Real Estate Securities Account                              --             --             654         17.35
   SAM Balanced Portfolio                                      --             --         240,201         10.35
   SAM Conservative Balanced Portfolio                         --             --          24,447          7.76
   SAM Conservative Growth Portfolio                           --             --          85,978         10.32
   SAM Flexible Income Portfolio                               --             --          10,046          9.04
   SAM Strategic Growth Portfolio                              --             --           4,575         10.90
   Short-Term Income Account                                   --             --              15          7.22
   SmallCap Growth Account II                                  --             --              25          6.39
COLUMBIA FUNDS VARIABLE INSURANCE TRUST I (Class A):
   Columbia High Yield Fund, Variable Series                   --         $   --              --        $   --
   Columbia Marsico Focused Equities Fund, Variable
      Series                                                   --             --              --            --
AMERICAN FUNDS INSURANCE SERIES (Class 2):
   Asset Allocation Fund                                       --         $   --              --        $   --
   Global Growth Fund                                          --             --              --            --
   Growth Fund                                                 --             --              --            --
   Growth-Income Fund                                          --             --              --            --
LORD ABBETT SERIES FUND, INC. (Class VC):
   Growth and Income Portfolio                             10,041         $ 9.05              --        $   --
   Mid Cap Value Portfolio                                     --             --              --            --
MTB GROUP OF FUNDS:
   MTB Managed Allocation Fund - Moderate Growth II            --         $   --              --        $   --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   (Class 2):
   Franklin Income Securities Fund                          8,386         $10.40              --        $   --
   Franklin Templeton VIP Founding Funds Allocation
      Fund                                                     --             --              --            --
SEASONS SERIES TRUST (Class 3):
   Allocation Balanced Portfolio                               --         $   --              --        $   --
   Allocation Growth Portfolio                                 --             --              --            --
   Allocation Moderate Portfolio                              267          11.33              --            --
   Allocation Moderate Growth Portfolio                    40,087          11.06              --            --
   Real Return Portfolio                                    4,657          11.33              --            --

                                                          Contracts                     Contracts
                                                         With Total                    With Total
                                                          Expenses         1.72         Expenses         1.77
                                                             of         Unit value         of         Unit value
                                                        Accumulation        of        Accumulation        of
                                                           units       accumulation      units       accumulation
Variable Accounts                                        outstanding       units       outstanding       units
-----------------                                       ------------   ------------   ------------   ------------
ANCHOR SERIES TRUST:
   Asset Allocation Portfolio (Class 1)                        --         $   --              --        $   --
   Capital Appreciation Portfolio (Class 1)                    --             --              --            --
   Government and Quality Bond Portfolio (Class 1)             --             --              --            --
   Growth Portfolio (Class 1)                                  --             --              --            --
   Natural Resources Portfolio (Class 1)                       --             --              --            --
   Asset Allocation Portfolio (Class 3)                    12,391          26.61             228         26.73
   Capital Appreciation Portfolio (Class 3)                22,492          50.59          26,807         50.35
   Government and Quality Bond Portfolio (Class 3)         92,972          19.19         196,686         19.09
   Growth Portfolio (Class 3)                              13,426          32.27          18,917         32.10
   Natural Resources Portfolio (Class 3)                   22,190          56.76          48,399         56.61
SUNAMERICA SERIES TRUST:
   Aggressive Growth Portfolio (Class 1)                       --         $   --              --        $   --
   Alliance Growth Portfolio (Class 1)                         --             --              --            --
   Balanced Portfolio (Class 1)                                --             --              --            --
   Blue Chip Growth Portfolio (Class 1)                        --             --              --            --
   Capital Growth Portfolio (Class 1)                          --             --              --            --
   Cash Management Portfolio (Class 1)                         --             --              --            --
   Corporate Bond Portfolio (Class 1)                          --             --              --            --
   Davis Venture Value Portfolio (Class 1)                     --             --              --            --
   "Dogs" of Wall Street Portfolio (Class 1)                   --             --              --            --
   Emerging Markets Portfolio (Class 1)                        --             --              --            --
   Equity Opportunities Portfolio (Class 1)                    --             --              --            --
   Fundamental Growth Portfolio (Class 1)                      --             --              --            --
   Global Bond Portfolio (Class 1)                             --             --              --            --
   Global Equities Portfolio (Class 1)                         --             --              --            --
   Growth Opportunities Portfolio (Class 1)                    --             --              --            --
   Growth-Income Portfolio (Class 1)                           --             --              --            --
   High-Yield Bond Portfolio (Class 1)                         --             --              --            --
   International Diversified Equities Portfolio
      (Class 1)                                                --             --              --            --
   International Growth and Income Portfolio
      (Class 1)                                                --             --              --            --
   MFS Massachusetts Investors Trust Portfolio
      (Class 1)                                                --             --              --            --
   MFS Total Return Portfolio (Class 1)                        --             --              --            --
   Mid-Cap Growth Portfolio (Class 1)                          --             --              --            --
   Real Estate Portfolio (Class 1)                             --             --              --            --
   Technology Portfolio (Class 1)                              --             --              --            --
   Telecom Utility Portfolio (Class 1)                         --             --              --            --
   Total Return Bond Portfolio (Class 1)                       --             --              --            --
   Aggressive Growth Portfolio (Class 3)                   16,014          12.72           4,242         12.70
   Alliance Growth Portfolio (Class 3)                     28,416          31.57           8,936         31.41
   American Funds Asset Allocation SAST Portfolio
      (Class 3)                                                --             --          69,472         10.10
   American Funds Global Growth SAST Portfolio
      (Class 3)                                                --             --         279,506         11.12
   American Funds Growth SAST Portfolio (Class 3)              --             --         203,429         10.19
   American Funds Growth-Income SAST Portfolio
      (Class 3)                                                --             --         197,725          9.24
   Balanced Portfolio (Class 3)                             1,129          16.06           2,815         16.00
   Blue Chip Growth Portfolio (Class 3)                    25,186           6.16          62,231          6.14
   Capital Growth Portfolio (Class 3)                      23,532           7.21          69,198          7.24
   Cash Management Portfolio (Class 3)                     59,425          12.81          15,358         12.73
   Corporate Bond Portfolio (Class 3)                      56,567          22.97         155,646         22.82
   Davis Venture Value Portfolio (Class 3)                 67,341          34.56          56,267         34.39
   "Dogs" of Wall Street Portfolio (Class 3)                9,062          11.95           6,623         11.90
   Emerging Markets Portfolio (Class 3)                    60,747          22.30          82,736         22.24
   Equity Opportunities Portfolio (Class 3)                 4,071          17.97             856         17.90
   Foreign Value Portfolio (Class 3)                       85,602          16.59         171,411         16.50
   Fundamental Growth Portfolio (Class 3)                   7,563          17.35          52,142         17.29
   Global Bond Portfolio (Class 3)                         11,391          21.86          50,762         21.74
   Global Equities Portfolio (Class 3)                     11,135          20.37          15,254         20.19
   Growth Opportunities Portfolio (Class 3)                44,485           5.88         201,095          5.86
   Growth-Income Portfolio (Class 3)                          622          25.94             265         25.83
   High-Yield Bond Portfolio (Class 3)                      9,906          21.34          16,833         21.25
   International Diversified Equities Portfolio
      (Class 3)                                            76,272          12.91          82,092         12.85
   International Growth and Income Portfolio
      (Class 3)                                            46,381          13.58         155,726         13.53
   Marsico Focused Growth Portfolio (Class 3)                  --             --          42,803         11.35
   MFS Massachusetts Investors Trust Portfolio
      (Class 3)                                             5,397          22.42          75,123         22.31
   MFS Total Return Portfolio (Class 3)                    29,787          26.95           8,774         26.82
   Mid-Cap Growth Portfolio (Class 3)                      87,462          11.66          36,047         11.60
   Real Estate Portfolio (Class 3)                         46,597          21.37          90,787         21.29
   Small & Mid Cap Value Portfolio (Class 3)              106,019          19.96         186,547         19.85
   Small Company Value Portfolio (Class 3)                 28,012           9.67         152,997          9.64
   Technology Portfolio (Class 3)                         105,789           2.34          55,595          2.33
   Telecom Utility Portfolio (Class 3)                         --             --           2,544         15.71
   Total Return Bond Portfolio (Class 3)                       --             --         170,345         25.60
INVESCO VARIABLE INSURANCE FUNDS (Series II):
   Invesco Van Kampen V.I. Capital Growth Fund             27,555          10.74          23,145         10.56
   Invesco Van Kampen V.I. Comstock Fund                   30,668         $12.31         139,013        $12.14
   Invesco Van Kampen V.I. Growth and Income Fund          63,693          13.74         245,783         13.74
PRINCIPAL VARIABLE CONTRACTS FUND, INC. (Class 2):
   Diversified International Account                           --         $   --              --        $   --
   Equity Income Account                                       --             --              --            --
   Government & High Quality Bond Account                      --             --              --            --
   Income Account                                              --             --              --            --
   LargeCap Blend Account II                                   --             --              --            --
   LargeCap Growth Account                                     --             --              --            --
   MidCap Blend Account                                        --             --              --            --
   Money Market Account                                        --             --              --            --
   Principal Capital Appreciation Account                      --             --              --            --
   Real Estate Securities Account                              --             --              --            --
   SAM Balanced Portfolio                                      --             --         325,831         10.26
   SAM Conservative Balanced Portfolio                         --             --           2,853         10.86
   SAM Conservative Growth Portfolio                           --             --              --            --
   SAM Flexible Income Portfolio                               --             --          16,391         11.22
   SAM Strategic Growth Portfolio                              --             --              --            --
   Short-Term Income Account                                   --             --              --            --
   SmallCap Growth Account II                                  --             --              --            --
COLUMBIA FUNDS VARIABLE INSURANCE TRUST I (Class A):
   Columbia High Yield Fund, Variable Series                5,530         $18.18           1,047        $18.12
   Columbia Marsico Focused Equities Fund, Variable
      Series                                               17,528          11.29           1,758         11.14
AMERICAN FUNDS INSURANCE SERIES (Class 2):
   Asset Allocation Fund                                       --         $   --              --        $   --
   Global Growth Fund                                      63,811          22.64              --            --
   Growth Fund                                             97,170          19.46              --            --
   Growth-Income Fund                                      96,324          16.12              --            --
LORD ABBETT SERIES FUND, INC. (Class VC):
   Growth and Income Portfolio                             34,328         $11.65         156,660        $11.62
   Mid Cap Value Portfolio                                     --             --              --            --
MTB GROUP OF FUNDS:
   MTB Managed Allocation Fund - Moderate Growth II            --         $   --              --        $   --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   (Class 2):
   Franklin Income Securities Fund                             --         $   --          56,779        $10.36
   Franklin Templeton VIP Founding Funds Allocation
      Fund                                                     --             --          49,096          9.16
SEASONS SERIES TRUST (Class 3):
   Allocation Balanced Portfolio                               --         $   --           6,495        $11.43
   Allocation Growth Portfolio                                 --             --             510         11.12
   Allocation Moderate Portfolio                               --             --           3,239         11.38
   Allocation Moderate Growth Portfolio                        --             --           5,737         11.11
   Real Return Portfolio                                       --             --          75,249         11.38

(1)  Offered in FSA Polaris, FSA Polaris II, FSA Advisor, and FSA Polaris
     Choice.

(2)  Offered in FSA Polaris Choice III.

(3)  Offered in FSA Diversify Strategies III.

(4)  Offered in FSA Polaris Preferred Solution and FSA Polaris Platinum III.

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010
                                   (continued)

                                                          Contracts                     Contracts
                                                         With Total                    With Total
                                                          Expenses         1.80         Expenses         1.90
                                                             of         Unit value         of         Unit value
                                                        Accumulation        of        Accumulation        of
                                                            units      accumulation       units      accumulation
Variable Accounts                                        outstanding       units       outstanding       units
-----------------                                       ------------   ------------   ------------   ------------
ANCHOR SERIES TRUST:
   Asset Allocation Portfolio (Class 1)                        --         $   --             --         $   --
   Capital Appreciation Portfolio (Class 1)                    --             --             --             --
   Government and Quality Bond Portfolio (Class 1)             --             --             --             --
   Growth Portfolio (Class 1)                                  --             --             --             --
   Natural Resources Portfolio (Class 1)                       --             --             --             --
   Asset Allocation Portfolio (Class 3)                        --             --             --             --
   Capital Appreciation Portfolio (Class 3)                    95          12.82         12,572          12.72
   Government and Quality Bond Portfolio (Class 3)            107          11.34         61,924          11.31
   Growth Portfolio (Class 3)                                  --             --         12,045          10.35
   Natural Resources Portfolio (Class 3)                       --             --         10,166          12.38
SUNAMERICA SERIES TRUST:
   Aggressive Growth Portfolio (Class 1)                       --         $   --             --         $   --
   Alliance Growth Portfolio (Class 1)                         --             --             --             --
   Balanced Portfolio (Class 1)                                --             --             --             --
   Blue Chip Growth Portfolio (Class 1)                        --             --             --             --
   Capital Growth Portfolio (Class 1)                          --             --             --             --
   Cash Management Portfolio (Class 1)                         --             --             --             --
   Corporate Bond Portfolio (Class 1)                          --             --             --             --
   Davis Venture Value Portfolio (Class 1)                     --             --             --             --
   "Dogs" of Wall Street Portfolio (Class 1)                   --             --             --             --
   Emerging Markets Portfolio (Class 1)                        --             --             --             --
   Equity Opportunities Portfolio (Class 1)                    --             --             --             --
   Fundamental Growth Portfolio (Class 1)                      --             --             --             --
   Global Bond Portfolio (Class 1)                             --             --             --             --
   Global Equities Portfolio (Class 1)                         --             --             --             --
   Growth Opportunities Portfolio (Class 1)                    --             --             --             --
   Growth-Income Portfolio (Class 1)                           --             --             --             --
   High-Yield Bond Portfolio (Class 1)                         --             --             --             --
   International Diversified Equities Portfolio
      (Class 1)                                                --             --             --             --
   International Growth and Income Portfolio
      (Class 1)                                                --             --             --             --
   MFS Massachusetts Investors Trust Portfolio
      (Class 1)                                                --             --             --             --
   MFS Total Return Portfolio (Class 1)                        --             --             --             --
   Mid-Cap Growth Portfolio (Class 1)                          --             --             --             --
   Real Estate Portfolio (Class 1)                             --             --             --             --
   Technology Portfolio (Class 1)                              --             --             --             --
   Telecom Utility Portfolio (Class 1)                         --             --             --             --
   Total Return Bond Portfolio (Class 1)                       --             --             --             --
   Aggressive Growth Portfolio (Class 3)                       --             --             --             --
   Alliance Growth Portfolio (Class 3)                         --             --          1,642          10.33
   American Funds Asset Allocation SAST Portfolio
      (Class 3)                                                --             --          4,013          10.03
   American Funds Global Growth SAST Portfolio
      (Class 3)                                               325          11.19         45,748          11.15
   American Funds Growth SAST Portfolio (Class 3)             120          10.13         69,359          10.11
   American Funds Growth-Income SAST Portfolio
      (Class 3)                                                43           9.39         42,522           9.38
   Balanced Portfolio (Class 3)                                --             --          5,423          10.55
   Blue Chip Growth Portfolio (Class 3)                        77          10.50          4,464          10.45
   Capital Growth Portfolio (Class 3)                          --             --         15,877           9.60
   Cash Management Portfolio (Class 3)                         --             --          2,063           9.77
   Corporate Bond Portfolio (Class 3)                         151          13.34         47,333          13.30
   Davis Venture Value Portfolio (Class 3)                    165           9.81         30,671           9.78
   "Dogs" of Wall Street Portfolio (Class 3)                   --             --          5,659          10.25
   Emerging Markets Portfolio (Class 3)                        58          14.01         19,927          13.94
   Equity Opportunities Portfolio (Class 3)                    --             --          1,072           9.59
   Foreign Value Portfolio (Class 3)                          429           9.41         50,450           9.40
   Fundamental Growth Portfolio (Class 3)                      --             --         26,236          10.27
   Global Bond Portfolio (Class 3)                             --             --          4,413          12.48
   Global Equities Portfolio (Class 3)                         --             --          7,761           9.53
   Growth Opportunities Portfolio (Class 3)                   176          11.48         21,695          11.43
   Growth-Income Portfolio (Class 3)                           --             --          1,373           8.90
   High-Yield Bond Portfolio (Class 3)                         --             --          1,797          10.70
   International Diversified Equities Portfolio
      (Class 3)                                                --             --         22,014           9.84
   International Growth and Income Portfolio
      (Class 3)                                                --             --         64,792           8.09
   Marsico Focused Growth Portfolio (Class 3)                  76          10.60          6,079          10.54
   MFS Massachusetts Investors Trust Portfolio
      (Class 3)                                               232          10.43         29,470          10.39
   MFS Total Return Portfolio (Class 3)                        --             --         15,680          10.38
   Mid-Cap Growth Portfolio (Class 3)                          68          11.87          5,463          11.93
   Real Estate Portfolio (Class 3)                            211           7.67         58,485           7.64
   Small & Mid Cap Value Portfolio (Class 3)                  201          12.04         52,015          12.01
   Small Company Value Portfolio (Class 3)                    193          10.49         26,188          10.47
   Technology Portfolio (Class 3)                              --             --             --          10.57
   Telecom Utility Portfolio (Class 3)                         --             --          1,457          11.64
   Total Return Bond Portfolio (Class 3)                      257          12.59         68,128          12.62
INVESCO VARIABLE INSURANCE FUNDS (Series II):
   Invesco Van Kampen V.I. Capital Growth Fund                 --             --             --             --
   Invesco Van Kampen V.I. Comstock Fund                      258         $ 9.40         32,328         $ 9.38
   Invesco Van Kampen V.I. Growth and Income Fund             289           9.79         65,084           9.76
PRINCIPAL VARIABLE CONTRACTS FUND, INC. (Class 2):
   Diversified International Account                           --         $   --             --         $   --
   Equity Income Account                                       --             --             --             --
   Government & High Quality Bond Account                      --             --             --             --
   Income Account                                              --             --             --             --
   LargeCap Blend Account II                                   --             --             --             --
   LargeCap Growth Account                                     --             --             --             --
   MidCap Blend Account                                        --             --             --             --
   Money Market Account                                        --             --             --             --
   Principal Capital Appreciation Account                      --             --             --             --
   Real Estate Securities Account                              --             --             --             --
   SAM Balanced Portfolio                                      --             --             --             --
   SAM Conservative Balanced Portfolio                         --             --             --             --
   SAM Conservative Growth Portfolio                           --             --             --             --
   SAM Flexible Income Portfolio                               --             --             --             --
   SAM Strategic Growth Portfolio                              --             --             --             --
   Short-Term Income Account                                   --             --             --             --
   SmallCap Growth Account II                                  --             --             --             --
COLUMBIA FUNDS VARIABLE INSURANCE TRUST I (Class A):
   Columbia High Yield Fund, Variable Series                   --         $   --             --         $   --
   Columbia Marsico Focused Equities Fund, Variable
      Series                                                   --             --             --             --
AMERICAN FUNDS INSURANCE SERIES (Class 2):
   Asset Allocation Fund                                       --         $   --             --         $   --
   Global Growth Fund                                          --             --             --             --
   Growth Fund                                                 --             --             --             --
   Growth-Income Fund                                          --             --             --             --
LORD ABBETT SERIES FUND, INC. (Class VC):
   Growth and Income Portfolio                                134         $ 9.05         43,876         $ 8.99
   Mid Cap Value Portfolio                                     --             --             --             --
MTB GROUP OF FUNDS:
   MTB Managed Allocation Fund - Moderate Growth II            --         $   --             --         $   --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   (Class 2):
   Franklin Income Securities Fund                             --         $   --         15,087         $10.29
   Franklin Templeton VIP Founding Funds Allocation
      Fund                                                     --             --         41,450           9.11
SEASONS SERIES TRUST (Class 3):
   Allocation Balanced Portfolio                               --         $   --          1,690         $11.33
   Allocation Growth Portfolio                                 --             --            665          11.00
   Allocation Moderate Portfolio                               --             --            649          11.27
   Allocation Moderate Growth Portfolio                     3,687          10.96             --             --
   Real Return Portfolio                                      144          11.23         13,162          11.35

(1)  Offered in FSA Polaris, FSA Polaris II, FSA Advisor, and FSA Polaris
     Choice.

(2)  Offered in FSA Polaris Choice III.

(3)  Offered in FSA Diversify Strategies III.

(4)  Offered in FSA Polaris Preferred Solution and FSA Polaris Platinum III.

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2010

                                                                              Net Asset
                                                                                Value      Net Asset                    Level
Variable Accounts                                                   Shares    Per Share      Value          Cost      (Note A)
-----------------                                                 ---------   ---------   -----------   -----------   --------
ANCHOR SERIES TRUST:
   Asset Allocation Portfolio (Class 1)                             347,843     $13.29    $ 4,621,742   $ 4,763,756       1
   Capital Appreciation Portfolio (Class 1)                         297,431      36.73     10,923,513    10,356,572       1
   Government and Quality Bond Portfolio (Class 1)                  443,815      15.07      6,688,777     6,641,977       1
   Growth Portfolio (Class 1)                                       255,641      20.76      5,308,109     6,040,263       1
   Natural Resources Portfolio (Class 1)                            111,821      42.83      4,789,715     4,751,352       1
   Asset Allocation Portfolio (Class 3)                             223,251      13.23      2,954,106     2,958,095       1
   Capital Appreciation Portfolio (Class 3)                         517,816      36.03     18,656,195    17,467,498       1
   Government and Quality Bond Portfolio (Class 3)                2,002,111      15.03     30,088,192    30,073,172       1
   Growth Portfolio (Class 3)                                       359,258      20.71      7,439,278     8,141,429       1
   Natural Resources Portfolio (Class 3)                            205,807      42.56      8,758,603     8,585,989       1
SUNAMERICA SERIES TRUST:
   Aggressive Growth Portfolio (Class 1)                            200,279     $ 9.90    $ 1,982,324   $ 2,451,680       1
   Alliance Growth Portfolio (Class 1)                              462,474      22.92     10,600,856    11,569,980       1
   Balanced Portfolio (Class 1)                                     255,355      14.38      3,671,768     3,662,757       1
   Blue Chip Growth Portfolio (Class 1)                             111,210       7.33        815,508       750,216       1
   Capital Growth Portfolio (Class 1)                                51,640       8.61        444,458       389,770       1
   Cash Management Portfolio (Class 1)                              417,971      10.67      4,460,124     4,530,311       1
   Corporate Bond Portfolio (Class 1)                               350,028      13.44      4,706,128     4,120,913       1
   Davis Venture Value Portfolio (Class 1)                          829,200      23.20     19,240,382    18,025,688       1
   "Dogs" of Wall Street Portfolio (Class 1)                        163,176       7.73      1,261,303     1,244,236       1
   Emerging Markets Portfolio (Class 1)                             434,084       9.40      4,081,928     2,940,430       1
   Equity Opportunities Portfolio (Class 1)                         229,395      11.60      2,662,042     2,618,121       1
   Fundamental Growth Portfolio (Class 1)                           175,406      16.48      2,890,226     3,474,069       1
   Global Bond Portfolio (Class 1)                                  202,706      12.24      2,481,099     2,513,301       1
   Global Equities Portfolio (Class 1)                              170,114      14.09      2,396,953     2,524,364       1
   Growth Opportunities Portfolio (Class 1)                          69,957       7.12        498,327       405,631       1
   Growth-Income Portfolio (Class 1)                                382,573      19.72      7,545,147     8,325,950       1
   High-Yield Bond Portfolio (Class 1)                              876,034       5.64      4,944,132     4,327,027       1
   International Diversified Equities Portfolio (Class 1)           353,306       9.09      3,211,131     3,543,209       1
   International Growth and Income Portfolio (Class 1)              329,082       9.14      3,008,942     4,012,348       1
   MFS Massachusetts Investors Trust Portfolio (Class 1)            244,605      13.99      3,423,158     2,986,390       1
   MFS Total Return Portfolio (Class 1)                             515,885      14.62      7,542,641     7,789,458       1
   Mid-Cap Growth Portfolio (Class 1)                               233,312      11.33      2,643,570     2,393,899       1
   Real Estate Portfolio (Class 1)                                  172,723      11.77      2,032,726     2,472,269       1
   Technology Portfolio (Class 1)                                   104,791       2.86        299,442       262,220       1
   Telecom Utility Portfolio (Class 1)                               95,871      10.68      1,023,673     1,031,597       1
   Total Return Bond Portfolio (Class 1)                            304,920       8.71      2,654,724     2,424,978       1
   Aggressive Growth Portfolio (Class 3)                            139,081       9.78      1,360,440     1,479,477       1
   Alliance Growth Portfolio (Class 3)                              338,512      22.77      7,706,835     6,919,075       1
   American Funds Asset Allocation SAST Portfolio (Class 3)         253,496      10.06      2,549,027     2,379,001       1
   American Funds Global Growth SAST Portfolio (Class 3)            950,258      11.02     10,474,017     9,261,569       1
   American Funds Growth SAST Portfolio (Class 3)                   884,793       9.76      8,634,546     7,809,782       1
   American Funds Growth-Income SAST Portfolio (Class 3)            924,438       9.28      8,579,915     8,231,779       1
   Balanced Portfolio (Class 3)                                      76,522      14.35      1,097,844     1,006,973       1
   Blue Chip Growth Portfolio (Class 3)                             330,631       7.31      2,418,348     2,241,744       1
   Capital Growth Portfolio (Class 3)                               336,519       8.47      2,849,462     2,820,272       1
   Cash Management Portfolio (Class 3)                              781,665      10.61      8,292,521     8,532,069       1
   Corporate Bond Portfolio (Class 3)                             1,768,791      13.39     23,678,761    21,521,608       1
   Davis Venture Value Portfolio (Class 3)                          989,738      23.13     22,892,016    23,826,851       1
   "Dogs" of Wall Street Portfolio (Class 3)                        157,394       7.71      1,212,786     1,340,744       1
   Emerging Markets Portfolio (Class 3)                             998,493       9.28      9,266,456     5,984,705       1
   Equity Opportunities Portfolio (Class 3)                         116,197      11.58      1,345,023     1,438,307       1
   Foreign Value Portfolio (Class 3)                              1,425,062      13.84     19,729,242    20,635,541       1
   Fundamental Growth Portfolio (Class 3)                           278,932      16.23      4,526,957     4,280,083       1
   Global Bond Portfolio (Class 3)                                  545,807      12.12      6,615,229     6,599,130       1
   Global Equities Portfolio (Class 3)                              159,135      14.01      2,228,858     2,291,493       1
   Growth Opportunities Portfolio (Class 3)                         782,696       6.96      5,449,232     4,477,889       1
   Growth-Income Portfolio (Class 3)                                 33,653      19.69        662,769       756,999       1
   High-Yield Bond Portfolio (Class 3)                              733,868       5.62      4,124,754     4,086,990       1
   International Diversified Equities Portfolio (Class 3)         1,275,374       9.03     11,510,610    11,730,628       1
   International Growth and Income Portfolio (Class 3)            1,384,228       9.14     12,654,748    13,788,860       1
   Marsico Focused Growth Portfolio (Class 3)                       310,739       9.03      2,804,766     2,870,471       1
   MFS Massachusetts Investors Trust Portfolio (Class 3)            549,551      13.97      7,674,548     6,540,502       1
   MFS Total Return Portfolio (Class 3)                             634,541      14.58      9,254,773     9,793,591       1
   Mid-Cap Growth Portfolio (Class 3)                               490,017      11.10      5,438,398     4,539,592       1
   Real Estate Portfolio (Class 3)                                  869,711      11.70     10,172,626     9,281,434       1
   Small & Mid Cap Value Portfolio (Class 3)                      1,174,258      17.27     20,283,172    16,882,044       1
   Small Company Value Portfolio (Class 3)                          409,469      16.98      6,954,490     5,572,623       1
   Technology Portfolio (Class 3)                                   571,491       2.80      1,598,816     1,364,215       1
   Telecom Utility Portfolio (Class 3)                               56,154      10.65        598,110       535,548       1
   Total Return Bond Portfolio (Class 3)                          2,165,738       8.64     18,716,248    18,018,022       1
INVESCO VARIABLE INSURANCE FUNDS (Series II):
   Invesco Van Kampen V.I. Capital Growth Fund                       32,106     $33.49    $ 1,075,228   $   881,822       1
   Invesco Van Kampen V.I. Comstock Fund                            844,853      11.67      9,859,429     8,878,101       1
   Invesco Van Kampen V.I. Growth and Income Fund                 1,157,997      18.37     21,272,406    20,147,354       1
PRINCIPAL VARIABLE CONTRACTS FUND, INC. (Class 2):
   Diversified International Account                                 37,708     $12.63    $   476,248   $   744,052       1
   Equity Income Account                                             62,081      14.74        915,078     1,096,722       1
   Government & High Quality Bond Account                             1,057      10.32         10,904        11,174       1
   Income Account                                                    30,201      10.09        304,723       305,553       1
   LargeCap Blend Account II                                         13,963       6.91         96,483       120,089       1
   LargeCap Growth Account                                            2,936      15.11         44,359        43,137       1
   MidCap Blend Account                                              42,154      37.82      1,594,264     1,999,309       1
   Money Market Account                                             205,000       1.00        205,000       205,000       1
   Principal Capital Appreciation Account                            17,760      21.40        380,064       400,455       1
   Real Estate Securities Account                                       865      13.30         11,504        15,348       1
   SAM Balanced Portfolio                                           636,123      14.92      9,490,958     9,914,645       1
   SAM Conservative Balanced Portfolio                               31,681      11.60        367,503       365,322       1
   SAM Conservative Growth Portfolio                                 99,257      15.23      1,511,685     1,686,047       1
   SAM Flexible Income Portfolio                                     64,349      12.42        799,210       797,485       1
   SAM Strategic Growth Portfolio                                    17,067      16.71        285,182       332,411       1
   Short-Term Income Account                                         17,173       2.51         43,105        42,446       1
   SmallCap Growth Account II                                           663      11.06          7,336         6,583       1
COLUMBIA FUNDS VARIABLE INSURANCE TRUST I (Class A):
   Columbia High Yield Fund, Variable Series                         32,002     $10.05    $   321,620   $   309,079       1
   Columbia Marsico Focused Equities Fund, Variable Series           33,764      16.99        573,654       604,303       1
AMERICAN FUNDS INSURANCE SERIES (Class 2):
   Asset Allocation Fund                                            130,291     $16.17    $ 2,106,807   $ 2,164,596       1
   Global Growth Fund                                               497,803      21.48     10,692,807    10,436,133       1
   Growth Fund                                                      211,436      54.34     11,489,423    11,910,700       1
   Growth-Income Fund                                               373,234      34.25     12,783,276    13,875,944       1
LORD ABBETT SERIES FUND, INC. (Class VC):
   Growth and Income Portfolio                                      483,332     $23.77    $11,488,810   $11,560,305       1
   Mid Cap Value Portfolio                                           12,241      16.56        202,710       166,810       1
MTB GROUP OF FUNDS:
   MTB Managed Allocation Fund - Moderate Growth II                  12,344     $ 9.52    $   117,510   $   106,336       1
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (Class 2):
   Franklin Income Securities Fund                                  198,549     $14.82    $ 2,942,495   $ 2,620,509       1
   Franklin Templeton VIP Founding Funds Allocation Fund            387,011       7.71      2,983,855     2,689,964       1
SEASONS SERIES TRUST (Class 3):
   Allocation Balanced Portfolio                                    161,560     $10.57    $ 1,708,086   $ 1,673,857       1
   Allocation Growth Portfolio                                       21,672       9.57        207,442       181,138       1
   Allocation Moderate Portfolio                                    157,245      10.36      1,629,705     1,584,652       1
   Allocation Moderate Growth Portfolio                              93,481      10.48        980,010       940,797       1
   Real Return Portfolio                                            289,257       9.55      2,763,425     2,783,323       1

(A) Represents the level within the fair value hierarchy under which the portfolio is classified as defined in Fair Value Measurements and described in Note 3 to the financial statements.

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2010

                                                                     Government
                                             Asset       Capital    and Quality                Natural
                                          Allocation  Appreciation      Bond        Growth    Resources
                                           Portfolio    Portfolio    Portfolio    Portfolio   Portfolio
                                           (Class 1)    (Class 1)    (Class 1)    (Class 1)   (Class 1)
                                          ----------  ------------  -----------  -----------  ---------
Investment income:
   Dividends                               $ 121,155   $    13,305    $ 279,085  $    36,902  $  37,492
                                           ---------   -----------    ---------  -----------  ---------
Expenses:
   Charges for distribution, mortality
      and expense risk                       (69,782)     (157,647)    (115,151)     (82,534)   (66,750)
                                           ---------   -----------    ---------  -----------  ---------
Net investment income (loss)                  51,373      (144,342)     163,934      (45,632)   (29,258)
                                           ---------   -----------    ---------  -----------  ---------
Net realized gains (losses) from sale of
   securities                               (133,246)     (155,395)      28,709     (725,550)   263,380
Realized gain distributions                       --            --           --           --    269,823
                                           ---------   -----------    ---------  -----------  ---------
Net realized gains (losses)                 (133,246)     (155,395)      28,709     (725,550)   533,203
                                           ---------   -----------    ---------  -----------  ---------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                      (743,334)   (1,700,151)     (38,381)  (2,110,861)   (34,483)
   End of period                            (142,012)      566,943       46,801     (732,154)    38,363
                                           ---------   -----------    ---------  -----------  ---------
Change in net unrealized appreciation
   (depreciation) of investments             601,322     2,267,094       85,182    1,378,707     72,846
                                           ---------   -----------    ---------  -----------  ---------
Increase (decrease) in net assets from
   operations                              $ 519,449   $ 1,967,357    $ 277,825  $   607,525  $ 576,791
                                           =========   ===========    =========  ===========  =========

                                                                     Government
                                             Asset       Capital    and Quality
                                          Allocation  Appreciation      Bond        Growth
                                           Portfolio    Portfolio    Portfolio    Portfolio
                                           (Class 3)    (Class 3)    (Class 3)    (Class 3)
                                          ----------  ------------  -----------  -----------
Investment income:
   Dividends                               $  68,762   $        --  $ 1,064,935  $    36,273
                                           ---------   -----------  -----------  -----------
Expenses:
   Charges for distribution, mortality
      and expense risk                       (40,503)     (246,158)    (446,092)    (112,518)
                                           ---------   -----------  -----------  -----------
Net investment income (loss)                  28,259      (246,158)     618,843      (76,245)
                                           ---------   -----------  -----------  -----------
Net realized gains (losses) from sale of
   securities                                (49,695)     (296,930)     154,696     (537,223)
Realized gain distributions                       --            --           --           --
                                           ---------   -----------  -----------  -----------
Net realized gains (losses)                  (49,695)     (296,930)     154,696     (537,223)
                                           ---------   -----------  -----------  -----------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                      (335,024)   (2,626,185)     (97,965)  (2,153,577)
   End of period                              (3,989)    1,188,697       15,020     (702,151)
                                           ---------   -----------  -----------  -----------
Change in net unrealized appreciation
   (depreciation) of investments             331,035     3,814,882      112,985    1,451,426
                                           ---------   -----------  -----------  -----------
Increase (decrease) in net assets from
   operations                              $ 309,599   $ 3,271,794  $   886,524  $   837,958
                                           =========   ===========  ===========  ===========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)


                                            Natural     Aggressive    Alliance              Blue Chip
                                           Resources      Growth       Growth     Balanced    Growth
                                           Portfolio    Portfolio    Portfolio   Portfolio  Portfolio
                                           (Class 3)    (Class 1)    (Class 1)   (Class 1)  (Class 1)
                                          -----------  -----------  -----------  ---------  ---------
Investment income:
   Dividends                              $    55,603  $        --  $    85,961  $  71,421   $  2,483
                                          -----------  -----------  -----------  ---------   --------
Expenses:
   Charges for distribution, mortality
      and expense risk                       (130,309)     (29,387)    (159,832)   (56,969)   (12,852)
                                          -----------  -----------  -----------  ---------   --------
Net investment income (loss)                  (74,706)     (29,387)     (73,871)    14,452    (10,369)
                                          -----------  -----------  -----------  ---------   --------
Net realized gains (losses) from sale of
   securities                                (711,566)    (207,674)    (526,805)  (102,889)    26,180
Realized gain distributions                   521,887           --           --         --         --
                                          -----------  -----------  -----------  ---------   --------
Net realized gains
   (losses)                                  (189,679)    (207,674)    (526,805)  (102,889)    26,180
                                          -----------  -----------  -----------  ---------   --------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                     (1,180,243)  (1,046,340)  (2,383,838)  (442,105)   (15,059)
   End of period                              172,614     (469,356)    (969,124)     9,011     65,292
                                          -----------  -----------  -----------  ---------   --------
Change in net unrealized appreciation
   (depreciation) of investments            1,352,857      576,984    1,414,714    451,116     80,351
                                          -----------  -----------  -----------  ---------   --------
Increase (decrease) in net assets from
   operations                             $ 1,088,472  $   339,923  $   814,038  $ 362,679   $ 96,162
                                          ===========  ===========  ===========  =========   ========

                                                                               Davis
                                           Capital      Cash     Corporate    Venture
                                            Growth   Management     Bond       Value
                                          Portfolio  Portfolio   Portfolio   Portfolio
                                          (Class 1)  (Class 1)   (Class 1)   (Class 1)
                                          ---------  ----------  ---------  -----------
Investment income:
   Dividends                               $     --   $      --  $ 306,355  $   139,096
                                           --------   ---------  ---------  -----------
Expenses:
   Charges for distribution, mortality
      and expense risk                       (7,583)    (79,776)   (76,786)    (285,996)
                                           --------   ---------  ---------  -----------
Net investment income (loss)                 (7,583)    (79,776)   229,569     (146,900)
                                           --------   ---------  ---------  -----------
Net realized gains (losses) from sale of
   securities                               (32,826)   (146,979)   235,459      (75,691)
Realized gain distributions                      --          --         --           --
                                           --------   ---------  ---------  -----------
Net realized gains
   (losses)                                 (32,826)   (146,979)   235,459      (75,691)
                                           --------   ---------  ---------  -----------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                      (18,111)   (204,785)   596,225     (856,532)
   End of period                             54,688     (70,187)   585,215    1,214,694
                                           --------   ---------  ---------  -----------
Change in net unrealized appreciation
   (depreciation) of investments             72,799     134,598    (11,010)   2,071,226
                                           --------   ---------  ---------  -----------
Increase (decrease) in net assets from
   operations                              $ 32,390   $ (92,157) $ 454,018  $ 1,848,635
                                           ========   =========  =========  ===========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)

                                          "Dogs" of
                                             Wall      Emerging       Equity     Fundamental    Global
                                            Street     Markets    Opportunities     Growth       Bond
                                          Portfolio   Portfolio     Portfolio     Portfolio   Portfolio
                                          (Class 1)   (Class 1)     (Class 1)     (Class 1)   (Class 1)
                                          ---------  -----------  -------------  -----------  ---------
Investment income:
   Dividends                              $  32,385  $    52,323    $  20,952    $        --  $ 104,251
                                          ---------  -----------    ---------    -----------  ---------
Expenses:
   Charges for distribution, mortality
      and expense risk                      (17,503)     (56,678)     (45,706)       (43,587)   (39,029) )
                                          ---------  -----------    ---------    -----------  ---------
Net investment income (loss)                 14,882       (4,355)     (24,754)       (43,587)    65,222
                                          ---------  -----------    ---------    -----------  ---------
Net realized gains (losses) from sale of
   securities                              (114,382)  (1,094,182)    (479,588)      (298,520)    49,019  )
Realized gain distributions                      --           --           --             --     45,782
                                          ---------  -----------    ---------    -----------  ---------
Net realized gains
   (losses)                                (114,382)  (1,094,182)    (479,588)      (298,520)    94,801  )
                                          ---------  -----------    ---------    -----------  ---------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                     (243,231)    (524,347)    (883,177)    (1,316,909)    10,614
   End of period                             17,067    1,141,498       43,921       (583,843)   (32,202)
                                          ---------  -----------    ---------    -----------  ---------
Change in net unrealized appreciation
   (depreciation) of investments            260,298    1,665,845      927,098        733,066    (42,816)
                                          ---------  -----------    ---------    -----------  ---------
Increase (decrease) in net assets from
   operations                             $ 160,798  $   567,308    $ 422,756    $   390,959  $ 117,207
                                          =========  ===========    =========    ===========  =========


                                            Global       Growth       Growth-    High-Yield
                                           Equities  Opportunities     Income       Bond
                                          Portfolio    Portfolio     Portfolio    Portfolio
                                          (Class 1)    (Class 1)     (Class 1)    (Class 1)
                                          ---------  -------------  -----------  ----------
Investment income:
   Dividends                              $  40,245    $      --    $    68,381   $ 465,086
                                          ---------    ---------    -----------   ---------
Expenses:
   Charges for distribution, mortality
      and expense risk                      (34,888)      (7,459)      (112,557)    (75,068)
                                          ---------    ---------    -----------   ---------
Net investment income (loss)                  5,357       (7,459)       (44,176)    390,018
                                          ---------    ---------    -----------   ---------
Net realized gains (losses) from sale of
   securities                               (56,707)      (9,597)      (422,919)   (369,745)
Realized gain distributions                      --           --             --          --
                                          ---------    ---------    -----------   ---------
Net realized gains
   (losses)                                 (56,707)      (9,597)      (422,919)   (369,745)
                                          ---------    ---------    -----------   ---------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                     (462,937)     (22,747)    (1,918,990)     42,057
   End of period                           (127,411)      92,696       (780,803)    617,105
                                          ---------    ---------    -----------   ---------
Change in net unrealized appreciation
   (depreciation) of investments            335,526      115,443      1,138,187     575,048
                                          ---------    ---------    -----------   ---------
Increase (decrease) in net assets from
   operations                             $ 284,176    $  98,387    $   671,092   $ 595,321
                                          =========    =========    ===========   =========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)

                                          International  International        MFS           MFS
                                           Diversified     Growth and    Massachusetts     Total     Mid-Cap
                                             Equities        Income     Investors Trust    Return     Growth
                                            Portfolio      Portfolio       Portfolio     Portfolio  Portfolio
                                            (Class 1)      (Class 1)       (Class 1)     (Class 1)  (Class 1)
                                          -------------  -------------  ---------------  ---------  ---------
Investment income:
   Dividends                                $ 128,771     $   124,228      $  31,619     $ 223,806  $      --
                                            ---------     -----------      ---------     ---------  ---------
Expenses:
   Charges for distribution, mortality
      and expense risk                        (47,858)        (46,869)       (52,015)     (120,448)   (37,866)
                                            ---------     -----------      ---------     ---------  ---------
Net investment income (loss)                   80,913          77,359        (20,396)      103,358    (37,866)
                                            ---------     -----------      ---------     ---------  ---------
Net realized gains (losses) from sale of
   securities                                 (22,949)       (193,945)        47,583      (172,061)   (77,838)
Realized gain distributions                        --              --             --            --         --
                                            ---------     -----------      ---------     ---------  ---------
Net realized gains
   (losses)                                   (22,949)       (193,945)        47,583      (172,061)   (77,838)
                                            ---------     -----------      ---------     ---------  ---------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                       (479,654)     (1,260,022)       158,210      (942,704)  (398,580)
   End of period                             (332,078)     (1,003,406)       436,768      (246,817)   249,671
                                            ---------     -----------      ---------     ---------  ---------
Change in net unrealized appreciation
   (depreciation) of investments              147,576         256,616        278,558       695,887    648,251
                                            ---------     -----------      ---------     ---------  ---------
Increase (decrease) in net assets from
   operations                               $ 205,540     $   140,030      $ 305,745     $ 627,184  $ 532,547
                                            =========     ===========      =========     =========  =========

                                                                                Total
                                              Real                  Telecom     Return
                                             Estate    Technology   Utility      Bond
                                           Portfolio    Portfolio  Portfolio  Portfolio
                                           (Class 1)    (Class 1)  (Class 1)  (Class 1)
                                          -----------  ----------  ---------  ---------
Investment income:
   Dividends                              $    36,178  $     --    $  28,783  $  72,702
                                          -----------  --------    ---------  ---------
Expenses:
   Charges for distribution, mortality
      and expense risk                        (30,622)   (4,332)     (16,146)   (40,049)
                                          -----------  --------    ---------  ---------
Net investment income (loss)                    5,556    (4,332)      12,637     32,653
                                          -----------  --------    ---------  ---------
Net realized gains (losses) from sale of
   securities                                (249,961)  (24,312)     (28,326)    52,967
Realized gain distributions                        --        --           --         --
                                          -----------  --------    ---------  ---------
Net realized gains
   (losses)                                  (249,961)  (24,312)     (28,326)    52,967
                                          -----------  --------    ---------  ---------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                     (1,021,198)  (39,076)    (137,352)   197,188
   End of period                             (439,543)   37,222       (7,924)   229,746
                                          -----------  --------    ---------  ---------
Change in net unrealized appreciation
   (depreciation) of investments              581,655    76,298      129,428     32,558
                                          -----------  --------    ---------  ---------
Increase (decrease) in net assets from
   operations                             $   337,250  $ 47,654    $ 113,739  $ 118,178
                                          ===========  ========    =========  =========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)

                                                                  American    American
                                                                    Funds       Funds     American
                                                                    Asset      Global       Funds
                                          Aggressive   Alliance  Allocation    Growth      Growth
                                            Growth      Growth      SAST        SAST        SAST
                                           Portfolio  Portfolio   Portfolio   Portfolio   Portfolio
                                           (Class 3)  (Class 3)   (Class 3)   (Class 3)   (Class 3)
                                          ----------  ---------  ----------  ----------  ----------
Investment income:
   Dividends                               $      --  $  46,427   $  27,698  $   56,151  $   18,344
                                           ---------  ---------   ---------  ----------  ----------
Expenses:
   Charges for distribution, mortality
      and expense risk                       (16,478)  (115,766)    (33,519)   (123,922)   (114,896)
                                           ---------  ---------   ---------  ----------  ----------
Net investment income (loss)                 (16,478)   (69,339)     (5,821)    (67,771)    (96,552)
                                           ---------  ---------   ---------  ----------  ----------
Net realized gains (losses) from sale of
   securities                                (85,068)    57,348     (20,141)   (156,687)   (216,983)
Realized gain distributions                       --         --          --          --          --
                                           ---------  ---------   ---------  ----------  ----------
Net realized gains
   (losses)                                  (85,068)    57,348     (20,141)   (156,687)   (216,983)
                                           ---------  ---------   ---------  ----------  ----------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                      (403,069)   187,889     (88,147)     45,430    (683,896)
   End of period                            (119,037)   787,760     170,026   1,212,448     824,764
                                           ---------  ---------   ---------  ----------  ----------
Change in net unrealized appreciation
   (depreciation) of investments             284,032    599,871     258,173   1,167,018   1,508,660
                                           ---------  ---------   ---------  ----------  ----------
Increase (decrease) in net assets from
   operations                              $ 182,486  $ 587,880   $ 232,211  $  942,560  $1,195,125
                                           =========  =========   =========  ==========  ==========

                                           American
                                             Funds
                                            Growth-
                                            Income               Blue Chip   Capital
                                             SAST      Balanced   Growth     Growth
                                           Portfolio  Portfolio  Portfolio  Portfolio
                                           (Class 3)  (Class 3)  (Class 3)  (Class 3)
                                          ----------  ---------  ---------  ---------
Investment income:
   Dividends                              $   82,684  $  19,254   $  1,468  $      --
                                          ----------  ---------   --------  ---------
Expenses:
   Charges for distribution, mortality
      and expense risk                      (122,826)   (16,725)   (27,852)   (43,099)
                                          ----------  ---------   --------  ---------
Net investment income (loss)                 (40,142)     2,529    (26,384)   (43,099)
                                          ----------  ---------   --------  ---------
Net realized gains (losses) from sale of
   securities                               (220,920)       619     15,427    (78,017)
Realized gain distributions                       --         --         --         --
                                          ----------  ---------   --------  ---------
Net realized gains
   (losses)                                 (220,920)       619     15,427    (78,017)
                                          ----------  ---------   --------  ---------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                      (679,380)   (11,661)   (70,089)  (295,510)
   End of period                             348,136     90,871    176,604     29,190
                                          ----------  ---------   --------  ---------
Change in net unrealized appreciation
   (depreciation) of investments           1,027,516    102,532    246,693    324,700
                                          ----------  ---------   --------  ---------
Increase (decrease) in net assets from
   operations                             $  766,454  $ 105,680   $235,736  $ 203,584
                                          ==========  =========   ========  =========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)

                                                                      Davis     "Dogs" of
                                             Cash      Corporate     Venture       Wall      Emerging
                                          Management      Bond        Value       Street     Markets
                                           Portfolio   Portfolio    Portfolio   Portfolio   Portfolio
                                           (Class 3)   (Class 3)    (Class 3)   (Class 3)   (Class 3)
                                          ----------  -----------  -----------  ---------  -----------
Investment income:
   Dividends                               $      --  $ 1,350,065  $   117,226  $  30,122  $   101,849
                                           ---------  -----------  -----------  ---------  -----------
Expenses:
   Charges for distribution, mortality
      and expense risk                      (159,534)    (332,842)    (324,063)   (16,737)    (129,646)
                                           ---------  -----------  -----------  ---------  -----------
Net investment income (loss)                (159,534)   1,017,223     (206,837)    13,385      (27,797)
                                           ---------  -----------  -----------  ---------  -----------
Net realized gains (losses) from sale of
   securities                               (237,685)     516,369     (872,621)   (82,041)  (1,708,429)
Realized gain distributions                       --           --           --         --           --
                                           ---------  -----------  -----------  ---------  -----------
Net realized gains
   (losses)                                 (237,685)     516,369     (872,621)   (82,041)  (1,708,429)
                                           ---------  -----------  -----------  ---------  -----------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                      (427,761)   1,853,581   (4,160,992)  (345,385)     284,775
   End of period                            (239,548)   2,157,153     (934,835)  (127,958)   3,281,751
                                           ---------  -----------  -----------  ---------  -----------
Change in net unrealized appreciation
   (depreciation) of investments             188,213      303,572    3,226,157    217,427    2,996,976
                                           ---------  -----------  -----------  ---------  -----------
Increase (decrease) in net assets from
   operations                              $(209,006) $ 1,837,164  $ 2,146,699  $ 148,771  $ 1,260,750
                                           =========  ===========  ===========  =========  ===========


                                              Equity       Foreign    Fundamental    Global
                                          Opportunities     Value        Growth       Bond
                                            Portfolio    Portfolio     Portfolio   Portfolio
                                            (Class 3)     (Class 3)    (Class 3)   (Class 3)
                                          -------------  -----------  -----------  ---------
Investment income:
   Dividends                                $   6,257    $   322,987   $      --   $ 234,893
                                            ---------    -----------   ---------   ---------
Expenses:
   Charges for distribution, mortality
      and expense risk                        (20,299)      (262,901)    (68,195)    (85,348)
                                            ---------    -----------   ---------   ---------
Net investment income (loss)                  (14,042)        60,086     (68,195)    149,545
                                            ---------    -----------   ---------   ---------
Net realized gains (losses) from sale of
   securities                                (129,727)      (496,331)   (156,436)     48,607
Realized gain distributions                        --             --          --     108,545
                                            ---------    -----------   ---------   ---------
Net realized gains
   (losses)                                  (129,727)      (496,331)   (156,436)    157,152
                                            ---------    -----------   ---------   ---------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                       (426,801)    (1,734,993)   (607,555)     88,863
   End of period                              (93,284)      (906,299)    246,874      16,099
                                            ---------    -----------   ---------   ---------
Change in net unrealized appreciation
   (depreciation) of investments              333,517        828,694     854,429     (72,764)
                                            ---------    -----------   ---------   ---------
Increase (decrease) in net assets from
   operations                               $ 189,748    $   392,449   $ 629,798   $ 233,933
                                            =========    ===========   =========   =========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)


                                                                                           International
                                            Global       Growth      Growth-   High-Yield   Diversified
                                           Equities  Opportunities    Income      Bond        Equities
                                          Portfolio    Portfolio    Portfolio   Portfolio    Portfolio
                                          (Class 3)    (Class 3)    (Class 3)   (Class 3)    (Class 3)
                                          ---------  -------------  ---------  ----------  -------------
Investment income:
   Dividends                              $  26,229   $        --   $   4,619   $ 352,533    $ 420,516
                                          ---------   -----------   ---------   ---------    ---------
Expenses:
   Charges for distribution, mortality
      and expense risk                      (28,350)      (68,218)     (9,670)    (53,005)    (170,494)
                                          ---------   -----------   ---------   ---------    ---------
Net investment income (loss)                 (2,121)      (68,218)     (5,051)    299,528      250,022
                                          ---------   -----------   ---------   ---------    ---------
Net realized gains (losses) from sale of
   securities                               (62,451)        3,244     (22,247)   (141,943)    (115,180)
Realized gain distributions                      --            --          --          --           --
                                          ---------   -----------   ---------   ---------    ---------
Net realized gains
   (losses)                                 (62,451)        3,244     (22,247)   (141,943)    (115,180)
                                          ---------   -----------   ---------   ---------    ---------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                     (329,766)      (40,665)   (180,417)   (238,881)    (753,505)
   End of period                            (62,635)      971,343     (94,230)     37,764     (220,018)
                                          ---------   -----------   ---------   ---------    ---------
Change in net unrealized appreciation
   (depreciation) of investments            267,131     1,012,008      86,187     276,645      533,487
                                          ---------   -----------   ---------   ---------    ---------
Increase (decrease) in net assets from
   operations                             $ 202,559   $   947,034   $  58,889   $ 434,230    $ 668,329
                                          =========   ===========   =========   =========    =========

                                                                         MFS
                                          International   Marsico   Massachusetts      MFS
                                            Growth and    Focused     Investors       Total
                                              Income       Growth       Trust        Return
                                            Portfolio    Portfolio    Portfolio     Portfolio
                                            (Class 3)    (Class 3)    (Class 3)     (Class 3)
                                          -------------  ---------  -------------  -----------
Investment income:
   Dividends                               $   470,198   $   5,219   $    51,566   $   240,255
                                           -----------   ---------   -----------   -----------
Expenses:
   Charges for distribution, mortality
      and expense risk                        (188,353)    (35,860)      (95,355)     (128,911)
                                           -----------   ---------   -----------   -----------
Net investment income (loss)                   281,845     (30,641)      (43,789)      111,344
                                           -----------   ---------   -----------   -----------
Net realized gains (losses) from sale of
   securities                               (1,934,498)   (104,580)       40,341      (230,525)
Realized gain distributions                         --          --            --            --
                                           -----------   ---------   -----------   -----------
Net realized gains
   (losses)                                 (1,934,498)   (104,580)       40,341      (230,525)
                                           -----------   ---------   -----------   -----------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                      (3,479,268)   (569,224)      466,690    (1,357,855)
   End of period                            (1,134,112)    (65,705)    1,134,046      (538,818)
                                           -----------   ---------   -----------   -----------
Change in net unrealized appreciation
   (depreciation) of investments             2,345,156     503,519       667,356       819,037
                                           -----------   ---------   -----------   -----------
Increase (decrease) in net assets from
   operations                              $   692,503   $ 368,298   $   663,908   $   699,856
                                           ===========   =========   ===========   ===========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)


                                                                     Small &      Small
                                            Mid-Cap       Real       Mid Cap     Company
                                            Growth       Estate       Value       Value    Technology
                                           Portfolio   Portfolio    Portfolio   Portfolio   Portfolio
                                           (Class 3)   (Class 3)    (Class 3)   (Class 3)   (Class 3)
                                          ----------  -----------  ----------  ----------  ----------
Investment income:
   Dividends                              $       --  $   154,434  $   35,232  $   26,774   $      --
                                          ----------  -----------  ----------  ----------   ---------
Expenses:
   Charges for distribution, mortality
      and expense risk                       (70,713)    (144,322)   (279,890)    (88,857)    (22,787)
                                          ----------  -----------  ----------  ----------   ---------
Net investment income (loss)                 (70,713)      10,112    (244,658)    (62,083)    (22,787)
                                          ----------  -----------  ----------  ----------   ---------
Net realized gains (losses) from sale of
   securities                                 58,809   (1,137,380)   (171,696)   (112,057)    (27,824)
Realized gain distributions                       --           --          --          --          --
                                          ----------  -----------  ----------  ----------   ---------
Net realized gains
   (losses)                                   58,809   (1,137,380)   (171,696)   (112,057)    (27,824)
                                          ----------  -----------  ----------  ----------   ---------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                      (105,709)  (1,709,889)   (976,039)   (181,987)    (67,622)
   End of period                             898,806      891,192   3,401,128   1,381,867     234,601
                                          ----------  -----------  ----------  ----------   ---------
Change in net unrealized appreciation
   (depreciation) of investments           1,004,515    2,601,081   4,377,167   1,563,854     302,223
                                          ----------  -----------  ----------  ----------   ---------
Increase (decrease) in net assets from
   operations                             $  992,611  $ 1,473,813  $3,960,813  $1,389,714   $ 251,612
                                          ==========  ===========  ==========  ==========   =========

                                                                Invesco Van
                                                       Total    Kampen V.I.  Invesco Van
                                           Telecom     Return     Capital    Kampen V.I.
                                           Utility      Bond      Growth      Comstock
                                          Portfolio  Portfolio     Fund         Fund
                                          (Class 3)  (Class 3)  (Series II)  (Series II)
                                          ---------  ---------  -----------  -----------
Investment income:
   Dividends                               $ 15,006  $ 409,962    $     --    $   10,326
                                           --------  ---------    --------    ----------
Expenses:
   Charges for distribution, mortality
      and expense risk                       (8,839)  (222,834)    (12,691)     (122,051)
                                           --------  ---------    --------    ----------
Net investment income (loss)                  6,167    187,128     (12,691)     (111,725)
                                           --------  ---------    --------    ----------
Net realized gains (losses) from sale of
   securities                               (40,881)   358,675      26,406      (184,374)
Realized gain distributions                      --         --          --            --
                                           --------  ---------    --------    ----------
Net realized gains
   (losses)                                 (40,881)   358,675      26,406      (184,374)
                                           --------  ---------    --------    ----------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                      (32,956)   731,610      56,591      (518,889)
   End of period                             62,562    698,226     193,406       981,328
                                           --------  ---------    --------    ----------
Change in net unrealized appreciation
   (depreciation) of investments             95,518    (33,384)    136,815     1,500,217
                                           --------  ---------    --------    ----------
Increase (decrease) in net assets from
   operations                              $ 60,804  $ 512,419    $150,530    $1,204,118
                                           ========  =========    ========    ==========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)

                                                                                 Government
                                          Invesco Van                              & High
                                          Kampen V.I.   Diversified     Equity     Quality
                                          Growth and   International    Income      Bond      Income
                                          Income Fund     Account      Account     Account    Account
                                          (Series II)    (Class 2)    (Class 2)   (Class 2)  (Class 2)
                                          -----------  -------------  ---------  ----------  ---------
Investment income:
   Dividends                              $    19,171    $   5,443    $  26,576     $ 284     $ 19,333
                                          -----------    ---------    ---------     -----     --------
Expenses:
   Charges for distribution, mortality
      and expense risk                       (292,452)      (6,823)     (14,914)      (73)      (4,896)
                                          -----------    ---------    ---------     -----     --------
Net investment income (loss)                 (273,281)      (1,380)      11,662       211       14,437
                                          -----------    ---------    ---------     -----     --------
Net realized gains (losses) from sale of
   securities                                (415,835)     (43,844)     (67,453)       (4)        (206)
Realized gain distributions                        --           --           --        --           --
                                          -----------    ---------    ---------     -----     --------
Net realized gains
   (losses)                                  (415,835)     (43,844)     (67,453)       (4)        (206)
                                          -----------    ---------    ---------     -----     --------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                     (1,692,441)    (361,736)    (360,477)      (67)      (6,083)
   End of period                            1,125,052     (267,804)    (181,644)     (270)        (830)
                                          -----------    ---------    ---------     -----     --------
Change in net unrealized appreciation
   (depreciation) of investments            2,817,493       93,932      178,833      (203)       5,253
                                          -----------    ---------    ---------     -----     --------
Increase (decrease) in net assets from
   operations                             $ 2,128,377    $  48,708    $ 123,042     $   4     $ 19,484
                                          ===========    =========    =========     =====     ========



                                           LargeCap    LargeCap    MidCap       Money
                                             Blend      Growth      Blend      Market
                                          Account II   Account     Account     Account
                                           (Class 2)  (Class 2)   (Class 2)   (Class 2)
                                          ----------  ---------  -----------  ---------
Investment income:
   Dividends                                $  1,856   $    --   $    36,819   $    --
                                            --------   -------   -----------   -------
Expenses:
   Charges for distribution, mortality
      and expense risk                        (1,470)     (645)      (27,028)   (3,530)
                                            --------   -------   -----------   -------
Net investment income (loss)                     386      (645)        9,791    (3,530)
                                            --------   -------   -----------   -------
Net realized gains (losses) from sale of
   securities                                 (9,121)    1,257      (303,768)       --
Realized gain distributions                       --        --            --        --
                                            --------   -------   -----------   -------
Net realized gains
   (losses)                                   (9,121)    1,257      (303,768)       --
                                            --------   -------   -----------   -------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                       (41,902)   (4,437)   (1,028,007)       --
   End of period                             (23,606)    1,222      (405,045)       --
                                            --------   -------   -----------   -------
Change in net unrealized appreciation
   (depreciation) of investments              18,296     5,659       622,962        --
                                            --------   -------   -----------   -------
Increase (decrease) in net assets from
   operations                               $  9,561   $ 6,271   $   328,985   $(3,530)
                                            ========   =======   ===========   =======

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)

                                            Principal                                  SAM           SAM
                                             Capital    Real Estate      SAM      Conservative  Conservative
                                          Appreciation   Securities    Balanced     Balanced       Growth
                                             Account      Account     Portfolio     Portfolio     Portfolio
                                            (Class 2)    (Class 2)    (Class 2)     (Class 2)     (Class 2)
                                          ------------  -----------  -----------  ------------  ------------
Investment income:
   Dividends                                $  5,015      $    429   $   327,391    $ 11,552      $  44,780
                                            --------      --------   -----------    --------      ---------
Expenses:
   Charges for distribution, mortality
      and expense risk                        (6,417)         (312)     (160,485)     (4,988)       (23,832)
                                            --------      --------   -----------    --------      ---------
Net investment income (loss)                  (1,402)          117       166,906       6,564         20,948
                                            --------      --------   -----------    --------      ---------
Net realized gains (losses) from sale of
   securities                                (10,193)       (7,458)     (307,490)     (3,896)       (32,416)
Realized gain distributions                    6,889            --            --          --             --
                                            --------      --------   -----------    --------      ---------
Net realized gains (losses)                   (3,304)       (7,458)     (307,490)     (3,896)       (32,416)
                                            --------      --------   -----------    --------      ---------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                       (71,491)      (14,948)   (1,600,166)    (26,819)      (364,821)
   End of period                             (20,391)       (3,844)     (423,687)      2,181       (174,362)
                                            --------      --------   -----------    --------      ---------
Change in net unrealized appreciation
   (depreciation) of investments              51,100        11,104     1,176,479      29,000        190,459
                                            --------      --------   -----------    --------      ---------
Increase (decrease) in net assets from
   operations                               $ 46,394      $  3,763   $ 1,035,895    $ 31,668      $ 178,991
                                            ========      ========   ===========    ========      =========

                                             SAM        SAM       Short-
                                           Flexible  Strategic     Term     SmallCap
                                            Income     Growth     Income     Growth
                                          Portfolio  Portfolio   Account   Account II
                                          (Class 2)  (Class 2)  (Class 2)   (Class 2)
                                          ---------  ---------  ---------  ----------
Investment income:
   Dividends                               $ 41,576   $  6,490   $ 1,286     $    --
                                           --------   --------   -------     -------
Expenses:
   Charges for distribution, mortality
      and expense risk                      (13,955)    (4,377)   (2,076)       (179)
                                           --------   --------   -------     -------
Net investment income (loss)                 27,621      2,113      (790)       (179)
                                           --------   --------   -------     -------
Net realized gains (losses) from sale of
   securities                               (35,883)    (6,564)    3,986      (1,600)
Realized gain distributions                      --         --        --          --
                                           --------   --------   -------     -------
Net realized gains (losses)                 (35,883)    (6,564)    3,986      (1,600)
                                           --------   --------   -------     -------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                      (76,686)   (88,630)     (460)     (2,095)
   End of period                              1,725    (47,229)      659         753
                                           --------   --------   -------     -------
Change in net unrealized appreciation
   (depreciation) of investments             78,411     41,401     1,119       2,848
                                           --------   --------   -------     -------
Increase (decrease) in net assets from
   operations                              $ 70,149   $ 36,950   $ 4,315     $ 1,069
                                           ========   ========   =======     =======

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)

                                                       Columbia
                                                       Marsico
                                           Columbia    Focused
                                          High Yield   Equities
                                             Fund,      Fund,       Asset       Global
                                           Variable    Variable  Allocation     Growth       Growth
                                            Series      Series      Fund         Fund         Fund
                                           (Class A)  (Class A)   (Class 2)   (Class 2)    (Class 2)
                                          ----------  ---------  ----------  -----------  -----------
Investment income:
   Dividends                               $ 22,752   $   2,432   $  39,335  $   147,847  $    75,828
                                           --------   ---------   ---------  -----------  -----------
Expenses:
   Charges for distribution, mortality
      and expense risk                       (4,674)     (8,757)    (17,166)    (144,285)    (153,346)
                                           --------   ---------   ---------  -----------  -----------
Net investment income (loss)                 18,078      (6,325)     22,169        3,562      (77,518)
                                           --------   ---------   ---------  -----------  -----------
Net realized gains (losses) from sale of
   securities                                (6,267)    (28,972)    (64,518)     (41,926)    (243,439)
Realized gain distributions                      --          --          --           --           --
                                           --------   ---------   ---------  -----------  -----------
Net realized gains
   (losses)                                  (6,267)    (28,972)    (64,518)     (41,926)    (243,439)
                                           --------   ---------   ---------  -----------  -----------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                       (3,984)   (149,646)   (321,070)    (746,387)  (2,437,944)
   End of period                             12,541     (30,649)    (57,789)     256,674     (421,277)
                                           --------   ---------   ---------  -----------  -----------
Change in net unrealized appreciation
   (depreciation) of investments             16,525     118,997     263,281    1,003,061    2,016,667
                                           --------   ---------   ---------  -----------  -----------
Increase (decrease) in net assets from
   operations                              $ 28,336   $  83,700   $ 220,932  $   964,697  $ 1,695,710
                                           ========   =========   =========  ===========  ===========



                                                                                   MTB
                                                                                  Managed
                                            Growth-       Growth      Mid Cap   Allocation
                                             Income     and Income     Value      Fund -
                                              Fund      Portfolio    Portfolio   Moderate
                                           (Class 2)    (Class VC)  (Class VC)   Growth II
                                          -----------  -----------  ----------  ----------
Investment income:
   Dividends                              $   177,934  $    60,880   $    739    $    790
                                          -----------  -----------   --------    --------
Expenses:
   Charges for distribution, mortality
      and expense risk                       (171,122)    (159,867)    (1,764)     (1,696)
                                          -----------  -----------   --------    --------
Net investment income (loss)                    6,812      (98,987)    (1,025)       (906)
                                          -----------  -----------   --------    --------
Net realized gains (losses) from sale of
   securities                                (351,848)    (387,475)   (32,533)     (8,699)
Realized gain distributions                        --           --         --          --
                                          -----------  -----------   --------    --------
Net realized gains
   (losses)                                  (351,848)    (387,475)   (32,533)     (8,699)
                                          -----------  -----------   --------    --------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                     (2,598,273)  (2,164,575)   (42,338)     (8,430)
   End of period                           (1,092,668)     (71,495)    35,900      11,174
                                          -----------  -----------   --------    --------
Change in net unrealized appreciation
   (depreciation) of investments            1,505,605    2,093,080     78,238      19,604
                                          -----------  -----------   --------    --------
Increase (decrease) in net assets from
   operations                             $ 1,160,569  $ 1,606,618   $ 44,680    $  9,999
                                          ===========  ===========   ========    ========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2010
                                   (continued)

                                                       Franklin
                                                      Templeton
                                                         VIP
                                           Franklin    Founding
                                            Income      Funds       Allocation     Allocation
                                          Securities  Allocation     Balanced        Growth
                                             Fund        Fund       Portfolio      Portfolio
                                           (Class 2)  (Class 2)   (Class 3) (1)  (Class 3) (1)
                                          ----------  ----------  -------------  -------------
Investment income:
   Dividends                               $141,621    $ 60,610      $29,433        $ 1,992
                                           --------    --------      -------        -------
Expenses:
   Charges for distribution, mortality
      and expense risk                      (34,305)    (39,269)      (5,414)        (1,003)
                                           --------    --------      -------        -------
Net investment income (loss)                107,316      21,341       24,019            989
                                           --------    --------      -------        -------
Net realized gains (losses) from sale
   of securities                            (11,154)    (10,612)       4,478            861
Realized gain distributions                      --         227           --             --
                                           --------    --------      -------        -------
Net realized gains (losses)                 (11,154)    (10,385)       4,478            861
                                           --------    --------      -------        -------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                      167,982      60,815           --             --
   End of period                            321,986     293,891       34,229         26,304
                                           --------    --------      -------        -------
Change in net unrealized appreciation
   (depreciation) of investments            154,004     233,076       34,229         26,304
                                           --------    --------      -------        -------
Increase (decrease) in net assets from
   operations                              $250,166    $244,032      $62,726        $28,154
                                           ========    ========      =======        =======




                                                           Allocation
                                           Allocation       Moderate         Real
                                            Moderate         Growth         Return
                                            Portfolio      Portfolio      Portfolio
                                          (Class 3) (1)  (Class 3) (1)  (Class 3) (1)
                                          -------------  -------------  -------------
Investment income:
   Dividends                                 $24,163        $13,680       $ 27,176
                                             -------        -------       --------
Expenses:
   Charges for distribution, mortality
      and expense risk                        (6,162)        (3,344)       (14,543)
                                             -------        -------       --------
Net investment income (loss)                  18,001         10,336         12,633
                                             -------        -------       --------
Net realized gains (losses) from sale
   of securities                              24,926            563          3,697
Realized gain distributions                       --             --             --
                                             -------        -------       --------
Net realized gains (losses)                   24,926            563          3,697
                                             -------        -------       --------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                            --             --             --
   End of period                              45,053         39,213        (19,898)
                                             -------        -------       --------
Change in net unrealized appreciation
   (depreciation) of investments              45,053         39,213        (19,898)
                                             -------        -------       --------
Increase (decrease) in net assets from
   operations                                $87,980        $50,112       $ (3,568)
                                             =======        =======       ========

(1)  For the period from January 19, 2010 (inception) to December 31, 2010.

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010

                                                      Government
                              Asset       Capital    and Quality                 Natural
                           Allocation  Appreciation      Bond        Growth     Resources
                            Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                            (Class 1)    (Class 1)    (Class 1)    (Class 1)    (Class 1)
                           ----------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)        $   51,373  $   (144,342) $   163,934  $   (45,632) $   (29,258)
   Net realized gains
      (losses) from
      securities
      transactions           (133,246)     (155,395)      28,709     (725,550)     533,203
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments          601,320     2,267,092       85,181    1,378,707       72,846
                           ----------  ------------  -----------  -----------  -----------
      Increase (decrease)
         in net assets
         from operations      519,447     1,967,355      277,824      607,525      576,791
                           ----------  ------------  -----------  -----------  -----------
From capital
   transactions:
   Net proceeds from
      units sold               13,022        18,470        8,962        7,564       10,103
   Cost of units
      redeemed               (721,051)   (1,626,572)  (1,940,245)  (1,143,756)    (439,506)
   Net transfers               (2,513)     (358,504)    (255,022)    (186,341)    (185,648)
   Contract
      maintenance
      charge                   (1,800)       (4,271)      (2,540)      (2,189)      (1,030)
                           ----------  ------------  -----------  -----------  -----------
      Increase (decrease)
         in net assets
         from capital
         transactions        (712,342)   (1,970,877)  (2,188,845)  (1,324,722)    (616,081)
                           ----------  ------------  -----------  -----------  -----------
Increase (decrease) in
   net assets                (192,895)       (3,522)  (1,911,021)    (717,197)     (39,290)
Net assets at
   beginning of period      4,814,637    10,927,035    8,599,798    6,025,306    4,829,005
                           ----------  ------------  -----------  -----------  -----------
Net assets at end of
   period                  $4,621,742  $ 10,923,513  $ 6,688,777  $ 5,308,109  $ 4,789,715
                           ==========  ============  ===========  ===========  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                     502           379          450          244          190
   Units redeemed             (28,365)      (36,023)     (97,341)     (37,851)      (8,727)
   Units transferred             (225)       (7,944)     (13,628)      (6,170)      (3,945)
                           ----------  ------------  -----------  -----------  -----------
Increase (decrease)
   in units
   outstanding                (28,088)      (43,588)    (110,519)     (43,777)     (12,482)
Beginning units               195,126       251,946      445,901      202,291       93,613
                           ----------  ------------  -----------  -----------  -----------
Ending units                  167,038       208,358      335,382      158,514       81,131
                           ==========  ============  ===========  ===========  ===========

                                                       Government
                              Asset        Capital    and Quality
                            Allocation  Appreciation      Bond       Growth
                            Portfolio     Portfolio    Portfolio    Portfolio
                            (Class 3)     (Class 3)    (Class 3)    (Class 3)
                           -----------  ------------  -----------  ----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)        $    28,259  $   (246,158) $   618,843  $  (76,245)
   Net realized gains
      (losses) from
      securities
      transactions             (49,695)     (296,930)     154,696    (537,223)
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments           331,035     3,814,882      112,985   1,451,426
                           -----------  ------------  -----------  ----------
      Increase (decrease)
         in net assets
         from operations       309,599     3,271,794      886,524     837,958
                           -----------  ------------  -----------  ----------
From capital
   transactions:
   Net proceeds from
      units sold                   682       747,083    1,265,104      12,850
   Cost of units
      redeemed                (151,754)   (1,228,534)  (2,753,056)   (652,298)
   Net transfers               296,245      (316,941)   1,982,412    (220,256)
   Contract
      maintenance
      charge                      (413)       (2,478)      (4,101)     (1,165)
                           -----------  ------------  -----------  ----------
      Increase (decrease)
         in net assets
         from capital
         transactions          144,760      (800,870)     490,359    (860,869)
                           -----------  ------------  -----------  ----------
Increase (decrease) in
   net assets                  454,359     2,470,924    1,376,883     (22,911)
Net assets at
   beginning of period       2,499,747    16,185,271   28,711,309   7,462,189
                           -----------  ------------  -----------  ----------
Net assets at end of
   period                  $ 2,954,106  $ 18,656,195  $30,088,192  $7,439,278
                           ===========  ============  ===========  ==========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                       25        39,836       88,790         431
   Units redeemed               (6,314)      (32,643)    (145,319)    (23,090)
   Units transferred            12,033        (2,208)     112,646      (8,687)
                           -----------  ------------  -----------  ----------
Increase (decrease)
   in units
   outstanding                   5,744         4,985       56,117     (31,346)
Beginning units                107,044       457,119    1,567,119     271,693
                           -----------  ------------  -----------  ----------
Ending units                   112,788       462,104    1,623,236     240,347
                           ===========  ============  ===========  ==========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)


                             Natural   Aggressive    Alliance               Blue Chip
                            Resources    Growth       Growth     Balanced     Growth
                            Portfolio   Portfolio   Portfolio    Portfolio  Portfolio
                            (Class 3)   (Class 1)   (Class 1)    (Class 1)  (Class 1)
                           ----------  ----------  -----------  ----------  ---------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)        $  (74,706) $  (29,387) $   (73,871) $   14,452  $ (10,369)
   Net realized gains
      (losses) from
      securities
      transactions           (189,679)   (207,674)    (526,805)   (102,889)    26,180
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments        1,352,857     576,984    1,414,714     451,116     80,351
                           ----------  ----------  -----------  ----------  ---------
      Increase (decrease)
         in net assets
         from operations    1,088,472     339,923      814,038     362,679     96,162
                           ----------  ----------  -----------  ----------  ---------
From capital
   transactions:
   Net proceeds from
      units sold               59,209       7,837       44,632       9,274     16,489
   Cost of units
      redeemed               (406,582)   (272,864)  (1,535,479)   (622,630)  (159,588)
   Net transfers             (486,621)    (86,888)    (368,188)    (85,290)   (33,608)
   Contract
      maintenance
      charge                   (2,812)     (1,390)      (6,224)     (2,000)      (307)
                           ----------  ----------  -----------  ----------  ---------
      Increase (decrease)
         in net assets
         from capital
         transactions        (836,806)   (353,305)  (1,865,259)   (700,646)  (177,014)
                           ----------  ----------  -----------  ----------  ---------
Increase (decrease) in
   net assets                 251,666     (13,382)  (1,051,221)   (337,967)   (80,852)
Net assets at
   beginning of period      8,506,937   1,995,706   11,652,077   4,009,735    896,360
                           ----------  ----------  -----------  ----------  ---------
Net assets at end of
   period                  $8,758,603  $1,982,324  $10,600,856  $3,671,768  $ 815,508
                           ==========  ==========  ===========  ==========  =========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                   1,867         598        1,474         606      2,765
   Units redeemed              (8,799)    (23,128)     (51,434)    (39,532)   (26,852)
   Units transferred          (10,012)     (7,515)     (12,286)     (5,633)    (3,667)
                           ----------  ----------  -----------  ----------  ---------
Increase (decrease)
   in units
   outstanding                (16,944)    (30,045)     (62,246)    (44,559)   (27,754)
Beginning units               188,193     179,178      384,009     264,181    154,942
                           ----------  ----------  -----------  ----------  ---------
Ending units                  171,249     149,133      321,763     219,622    127,188
                           ==========  ==========  ===========  ==========  =========

                                                                   Davis
                            Capital       Cash      Corporate     Venture
                             Growth    Management      Bond        Value
                           Portfolio   Portfolio    Portfolio    Portfolio
                           (Class 1)   (Class 1)    (Class 1)    (Class 1)
                           ---------  -----------  -----------  -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)        $  (7,583) $   (79,776) $   229,569  $  (146,900)
   Net realized gains
      (losses) from
      securities
      transactions           (32,826)    (146,979)     235,459      (75,691)
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments          72,799      134,598      (11,010)   2,071,226
                           ---------  -----------  -----------  -----------
      Increase (decrease)
         in net assets
         from operations      32,390      (92,157)     454,018    1,848,635
                           ---------  -----------  -----------  -----------
From capital
   transactions:
   Net proceeds from
      units sold                 964       92,805       47,256       70,869
   Cost of units
      redeemed              (135,245)  (1,192,742)  (1,068,248)  (2,298,609)
   Net transfers             (10,447)    (533,270)     (80,125)    (439,354)
   Contract
      maintenance
      charge                    (148)      (2,269)      (1,323)      (8,044)
                           ---------  -----------  -----------  -----------
      Increase (decrease)
         in net assets
         from capital
         transactions       (144,876)  (1,635,476)  (1,102,440)  (2,675,138)
                           ---------  -----------  -----------  -----------
Increase (decrease) in
   net assets               (112,486)  (1,727,633)    (648,422)    (826,503)
Net assets at
   beginning of period       556,944    6,187,757    5,354,550   20,066,885
                           ---------  -----------  -----------  -----------
Net assets at end of
   period                  $ 444,458  $ 4,460,124  $ 4,706,128  $19,240,382
                           =========  ===========  ===========  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                    141        6,944        2,071        2,120
   Units redeemed            (19,308)     (89,063)     (46,379)     (70,383)
   Units transferred          (1,438)     (39,655)      (3,689)     (13,303)
                           ---------  -----------  -----------  -----------
Increase (decrease)
   in units
   outstanding               (20,605)    (121,774)     (47,997)     (81,566)
Beginning units               79,753      457,045      245,067      616,932
                           ---------  -----------  -----------  -----------
Ending units                  59,148      335,271      197,070      535,366
                           =========  ===========  ===========  ===========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2010
                                   (continued)

                            "Dogs" of     Emerging       Equity     Fundamental    Global
                           Wall Street    Markets    Opportunities    Growth        Bond
                            Portfolio    Portfolio     Portfolio     Portfolio    Portfolio
                            (Class 1)    (Class 1)     (Class 1)     (Class 1)    (Class 1)
                           -----------  -----------  -------------  -----------  ----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)        $   14,882   $    (4,355)  $  (24,754)   $  (43,587)  $   65,222
   Net realized gains
      (losses) from
      securities
      transactions           (114,382)   (1,094,182)    (479,588)     (298,520)      94,801
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments          260,298     1,665,845      927,098       733,066      (42,816)
                           ----------   -----------   ----------    ----------   ----------
      Increase (decrease)
         in net assets
         from operations      160,798       567,308      422,756       390,959      117,207
                           ----------   -----------   ----------    ----------   ----------
From capital
   transactions:
   Net proceeds from
      units sold                2,000        16,882        7,827         2,479        4,168
   Cost of units
      redeemed               (138,797)     (417,899)    (914,991)     (568,040)    (540,523)
   Net transfers               80,287      (111,024)     (71,771)      (76,184)     169,412
   Contract
      maintenance
      charge                     (489)       (1,120)      (1,004)       (1,864)        (663)
                           ----------   -----------   ----------    ----------   ----------
      Increase (decrease)
         in net assets
         from capital
         transactions         (56,999)     (513,161)    (979,939)     (643,609)    (367,606)
                           ----------   -----------   ----------    ----------   ----------
Increase (decrease) in
   net assets                 103,799        54,147     (557,183)     (252,650)    (250,399)
Net assets at
   beginning of period      1,157,504     4,027,781    3,219,225     3,142,876    2,731,498
                           ----------   -----------   ----------    ----------   ----------
Net assets at end of
   period                  $1,261,303   $ 4,081,928   $2,662,042    $2,890,226   $2,481,099
                           ==========   ===========   ==========    ==========   ==========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                     161           829          437           158          184
   Units redeemed             (12,010)      (21,111)     (52,197)      (35,882)     (24,185)
   Units transferred            6,245        (6,380)      (4,360)       (4,733)       7,403
                           ----------   -----------   ----------    ----------   ----------
Increase (decrease)
   in units
   outstanding                 (5,604)      (26,662)     (56,120)      (40,457)     (16,598)
Beginning units               107,196       202,309      198,476       200,267      125,515
                           ----------   -----------   ----------    ----------   ----------
Ending units                  101,592       175,647      142,356       159,810      108,917
                           ==========   ===========   ==========    ==========   ==========

                             Global        Growth       Growth-    High-Yield
                            Equities   Opportunities    Income        Bond
                           Portfolio     Portfolio     Portfolio   Portfolio
                            (Class 1)     (Class 1)    (Class 1)    (Class 1)
                           ----------  -------------  -----------  ----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)        $    5,357    $ (7,459)    $   (44,176) $  390,018
   Net realized gains
      (losses) from
      securities
      transactions            (56,707)     (9,597)       (422,919)   (369,745)
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments          335,526     115,443       1,138,187     575,048
                           ----------    --------     -----------  ----------
      Increase (decrease)
         in net assets
         from operations      284,176      98,387         671,092     595,321
                           ----------    --------     -----------  ----------
From capital
   transactions:
   Net proceeds from
      units sold               14,176          --          16,014      15,504
   Cost of units
      redeemed               (346,773)    (96,436)     (1,002,188)   (857,027)
   Net transfers               55,732      16,577        (118,438)    (81,435)
   Contract
      maintenance
      charge                   (1,139)       (190)         (4,110)     (1,531)
                           ----------    --------     -----------  ----------
      Increase (decrease)
         in net assets
         from capital
         transactions        (278,004)    (80,049)     (1,108,722)   (924,489)
                           ----------    --------     -----------  ----------
Increase (decrease) in
   net assets                   6,172      18,338        (437,630)   (329,168)
Net assets at
   beginning of period      2,390,781     479,989       7,982,777   5,273,300
                           ----------    --------     -----------  ----------
Net assets at end of
   period                  $2,396,953    $498,327     $ 7,545,147  $4,944,132
                           ==========    ========     ===========  ==========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                     734          --             656         738
   Units redeemed             (17,914)    (17,857)        (40,871)    (41,320)
   Units transferred            3,245       3,225          (5,007)     (4,830)
                           ----------    --------     -----------  ----------
Increase (decrease)
   in units
   outstanding                (13,935)    (14,632)        (45,222)    (45,412)
Beginning units               126,957      96,120         324,465     268,143
                           ----------    --------     -----------  ----------
Ending units                  113,022      81,488         279,243     222,731
                           ==========    ========     ===========  ==========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2010
                                   (continued)

                                                              MFS
                           International  International  Massachusetts
                            Diversified     Growth and     Investors     MFS Total     Mid-Cap
                              Equities        Income         Trust         Return       Growth
                             Portfolio      Portfolio      Portfolio     Portfolio    Portfolio
                             (Class 1)      (Class 1)      (Class 1)     (Class 1)    (Class 1)
                           -------------  -------------  -------------  -----------  ----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)         $   80,913     $   77,359     $  (20,396)   $   103,358  $  (37,866)
   Net realized gains
      (losses) from
      securities
      transactions             (22,949)      (193,945)        47,583       (172,061)    (77,838)
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments           147,576        256,616        278,558        695,887     648,251
                            ----------     ----------     ----------    -----------  ----------
      Increase (decrease)
         in net assets
         from operations       205,540        140,030        305,745        627,184     532,547
                            ----------     ----------     ----------    -----------  ----------
From capital
   transactions:
   Net proceeds from
      units sold                15,167         23,402          7,322            639      28,317
   Cost of units
      redeemed                (370,574)      (499,277)      (549,792)    (1,369,593)   (428,597)
   Net transfers               (77,564)      (142,851)       (41,643)      (141,805)   (110,902)
   Contract
      maintenance
      charge                    (1,179)        (1,246)        (1,339)        (2,886)     (1,033)
                            ----------     ----------     ----------    -----------  ----------
      Increase (decrease)
         in net assets
         from capital
         transactions         (434,150)      (619,972)      (585,452)    (1,513,645)   (512,215)
                            ----------     ----------     ----------    -----------  ----------
Increase (decrease) in
   net assets                 (228,610)      (479,942)      (279,707)      (886,461)     20,332
Net assets at
   beginning of period       3,439,741      3,488,884      3,702,865      8,429,102   2,623,238
                            ----------     ----------     ----------    -----------  ----------
Net assets at end of
   period                   $3,211,131     $3,008,942     $3,423,158    $ 7,542,641  $2,643,570
                            ==========     ==========     ==========    ===========  ==========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                    1,234          1,764            331             24       2,471
   Units redeemed              (29,639)       (38,682)       (25,680)       (51,463)    (41,071)
   Units transferred            (6,244)       (10,621)        (1,807)        (5,348)    (10,701)
                            ----------     ----------     ----------    -----------  ----------
Increase (decrease)
   in units
   outstanding                 (34,649)       (47,539)       (27,156)       (56,787)    (49,301)
Beginning units                274,122        260,669        174,253        325,970     267,269
                            ----------     ----------     ----------    -----------  ----------
Ending units                   239,473        213,130        147,097        269,183     217,968
                            ==========     ==========     ==========    ===========  ==========


                                                                 Total
                               Real                  Telecom     Return
                              Estate   Technology    Utility      Bond
                            Portfolio   Portfolio   Portfolio   Portfolio
                            (Class 1)   (Class 1)   (Class 1)   (Class 1)
                           ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)        $    5,556   $ (4,332)  $   12,637  $   32,653
   Net realized gains
      (losses) from
      securities
      transactions           (249,961)   (24,312)     (28,326)     52,967
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments          581,655     76,298      129,428      32,558
                           ----------   --------   ----------  ----------
      Increase (decrease)
         in net assets
         from operations      337,250     47,654      113,739     118,178
                           ----------   --------   ----------  ----------
From capital
   transactions:
   Net proceeds from
      units sold               16,689        123           32      12,000
   Cost of units
      redeemed               (283,365)   (19,001)    (217,021)   (318,349)
   Net transfers              (11,256)   (14,461)     (22,002)    308,386
   Contract
      maintenance
      charge                     (701)       (98)        (460)       (840)
                           ----------   --------   ----------  ----------
      Increase (decrease)
         in net assets
         from capital
         transactions        (278,633)   (33,437)    (239,451)      1,197
                           ----------   --------   ----------  ----------
Increase (decrease) in
   net assets                  58,617     14,217     (125,712)    119,375
Net assets at
   beginning of period      1,974,109    285,225    1,149,385   2,535,349
                           ----------   --------   ----------  ----------
Net assets at end of
   period                  $2,032,726   $299,442   $1,023,673  $2,654,724
                           ==========   ========   ==========  ==========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                     855         66            2         449
   Units redeemed             (13,729)    (8,826)     (14,653)    (12,016)
   Units transferred             (558)    (7,001)      (1,511)     11,539
                           ----------   --------   ----------  ----------
Increase (decrease)
   in units
   outstanding                (13,432)   (15,761)     (16,162)        (28)
Beginning units               104,904    138,511       79,279     100,191
                           ----------   --------   ----------  ----------
Ending units                   91,472    122,750       63,117     100,163
                           ==========   ========   ==========  ==========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)

                                                       American     American
                                                        Funds         Funds       American
                                                        Asset        Global        Funds
                            Aggressive    Alliance    Allocation     Growth        Growth
                              Growth       Growth        SAST         SAST          SAST
                            Portfolio    Portfolio    Portfolio     Portfolio    Portfolio
                            (Class 3)    (Class 3)    (Class 3)     (Class 3)    (Class 3)
                           -----------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)        $   (16,478) $   (69,339) $    (5,821) $    (67,771) $   (96,552)
   Net realized gains
      (losses) from
      securities
      transactions             (85,068)      57,348      (20,141)     (156,687)    (216,983)
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments           284,032      599,871      258,173     1,167,018    1,508,660
                           -----------  -----------  -----------  ------------  -----------
      Increase (decrease)
         in net assets
         from operations       182,486      587,880      232,211       942,560    1,195,125
                           -----------  -----------  -----------  ------------  -----------
From capital
   transactions:
   Net proceeds from
      units sold               351,030       65,477      360,208     2,107,360      969,731
   Cost of units
      redeemed                (171,829)    (822,703)     (43,037)     (289,233)    (260,513)
   Net transfers               (34,913)    (218,136)     137,984     1,200,056      188,784
   Contract
      maintenance
      charge                      (212)      (1,210)        (263)         (994)        (970)
                           -----------  -----------  -----------  ------------  -----------
      Increase (decrease)
         in net assets
         from capital
         transactions          144,076     (976,572)     454,892     3,017,189      897,032
                           -----------  -----------  -----------  ------------  -----------
Increase (decrease) in
   net assets                  326,562     (388,692)     687,103     3,959,749    2,092,157
Net assets at
   beginning of period       1,033,878    8,095,527    1,861,924     6,514,268    6,542,389
                           -----------  -----------  -----------  ------------  -----------
Net assets at end of
   period                  $ 1,360,440  $ 7,706,835  $ 2,549,027  $ 10,474,017  $ 8,634,546
                           ===========  ===========  ===========  ============  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                   29,152        3,512       38,468       204,001      104,126
   Units redeemed              (14,679)     (29,476)      (4,568)      (28,187)     (28,560)
   Units transferred            (3,823)      (6,743)      14,910       120,963       23,789
                           -----------  -----------  -----------  ------------  -----------
Increase (decrease)
   in units
   outstanding                  10,650      (32,707)      48,810       296,777       99,355
Beginning units                 95,750      285,087      201,680       637,110      742,619
                           -----------  -----------  -----------  ------------  -----------
Ending units                   106,400      252,380      250,490       933,887      841,974
                           ===========  ===========  ===========  ============  ===========

                             American
                              Funds
                             Growth-
                              Income                  Blue Chip     Capital
                               SAST       Balanced     Growth        Growth
                            Portfolio    Portfolio    Portfolio    Portfolio
                            (Class 3)    (Class 3)    (Class 3)    (Class 3)
                           -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)        $   (40,142) $     2,529  $   (26,384) $   (43,099)
   Net realized gains
      (losses) from
      securities
      transactions            (220,920)         619       15,427      (78,017)
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments         1,027,516      102,532      246,693      324,700
                           -----------  -----------  -----------  -----------
      Increase (decrease)
         in net assets
         from operations       766,454      105,680      235,736      203,584
                           -----------  -----------  -----------  -----------
From capital
   transactions:
   Net proceeds from
      units sold               405,225       70,633      519,505        9,398
   Cost of units
      redeemed                (322,793)    (120,450)    (136,622)    (186,602)
   Net transfers               116,169       58,430      293,994      111,220
   Contract
      maintenance
      charge                    (1,100)        (274)        (374)        (333)
                           -----------  -----------  -----------  -----------
      Increase (decrease)
         in net assets
         from capital
         transactions          197,501        8,339      676,503      (66,317)
                           -----------  -----------  -----------  -----------
Increase (decrease) in
   net assets                  963,955      114,019      912,239      137,267
Net assets at
   beginning of period       7,615,960      983,825    1,506,109    2,712,195
                           -----------  -----------  -----------  -----------
Net assets at end of
   period                  $ 8,579,915  $ 1,097,844  $ 2,418,348  $ 2,849,462
                           ===========  ===========  ===========  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                   46,849        6,386       72,876        1,357
   Units redeemed              (37,337)      (8,234)     (23,107)     (26,260)
   Units transferred            17,390        4,906       49,693       17,523
                           -----------  -----------  -----------  -----------
Increase (decrease)
   in units
   outstanding                  26,902        3,058       99,462       (7,380)
Beginning units                892,987       67,333      263,250      391,049
                           -----------  -----------  -----------  -----------
Ending units                   919,889       70,391      362,712      383,669
                           ===========  ===========  ===========  ===========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)

                                                            Davis      "Dogs" of
                                Cash        Corporate      Venture        Wall       Emerging
                             Management        Bond         Value       Street       Markets
                              Portfolio     Portfolio     Portfolio    Portfolio    Portfolio
                              (Class 3)     (Class 3)     (Class 3)    (Class 3)    (Class 3)
                            ------------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)         $   (159,534) $  1,017,223  $   (206,837) $    13,385  $   (27,797)
   Net realized gains
      (losses) from
      securities
      transactions              (237,685)      516,369      (872,621)     (82,041)  (1,708,429)
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments             188,213       303,572     3,226,157      217,427    2,996,976
                            ------------  ------------  ------------  -----------  -----------
      Increase (decrease)
         in net assets
         from operations        (209,006)    1,837,164     2,146,699      148,771    1,260,750
                            ------------  ------------  ------------  -----------  -----------
From capital
   transactions:
   Net proceeds from
      units sold                 517,559     1,635,829     1,126,745       42,759      426,534
   Cost of units
      redeemed                (4,024,059)   (2,452,240)   (1,843,248)    (110,742)    (545,949)
   Net transfers                (934,595)    1,414,083        83,984       97,309      (52,503)
   Contract
      maintenance
      charge                      (1,156)       (2,948)       (3,400)        (267)      (1,362)
                            ------------  ------------  ------------  -----------  -----------
      Increase (decrease)
         in net assets
         from capital
         transactions         (4,442,251)      594,724      (635,919)      29,059     (173,280)
                            ------------  ------------  ------------  -----------  -----------
Increase (decrease) in
   net assets                 (4,651,257)    2,431,888     1,510,780      177,830    1,087,470
Net assets at
   beginning of period        12,943,778    21,246,873    21,381,236    1,034,956    8,178,986
                            ------------  ------------  ------------  -----------  -----------
Net assets at end of
   period                   $  8,292,521  $ 23,678,761  $ 22,892,016  $ 1,212,786  $ 9,266,456
                            ============  ============  ============  ===========  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                     44,305       100,538        81,272        4,082       25,651
   Units redeemed               (310,364)     (112,636)      (62,653)     (10,187)     (27,757)
   Units transferred             (74,011)       69,439        12,780        8,787       (3,890)
                            ------------  ------------  ------------  -----------  -----------
Increase (decrease)
   in units
   outstanding                  (340,070)       57,341        31,399        2,682       (5,996)
Beginning units                  982,999     1,033,682       739,671       98,526      428,555
                            ------------  ------------  ------------  -----------  -----------
Ending units                     642,929     1,091,023       771,070      101,208      422,559
                            ============  ============  ============  ===========  ===========


                                Equity        Foreign    Fundamental     Global
                            Opportunities      Value        Growth        Bond
                              Portfolio      Portfolio    Portfolio    Portfolio
                              (Class 3)      (Class 3)    (Class 3)    (Class 3)
                            -------------  ------------  -----------  -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)          $   (14,042)  $     60,086  $   (68,195) $   149,545
   Net realized gains
      (losses) from
      securities
      transactions              (129,727)      (496,331)    (156,436)     157,152
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments             333,517        828,694      854,429      (72,764)
                             -----------   ------------  -----------  -----------
      Increase (decrease)
         in net assets
         from operations         189,748        392,449      629,798      233,933
                             -----------   ------------  -----------  -----------
From capital
   transactions:
   Net proceeds from
      units sold                   1,542      2,242,229       21,916      615,898
   Cost of units
      redeemed                  (168,066)    (1,117,635)    (254,115)    (976,595)
   Net transfers                 (60,648)     1,296,956     (170,562)   1,108,634
   Contract
      maintenance
      charge                        (225)        (2,663)        (464)        (742)
                             -----------   ------------  -----------  -----------
      Increase (decrease)
         in net assets
         from capital
         transactions           (227,397)     2,418,887     (403,225)     747,195
                             -----------   ------------  -----------  -----------
Increase (decrease) in
   net assets                    (37,649)     2,811,336      226,573      981,128
Net assets at
   beginning of period         1,382,672     16,917,906    4,300,384    5,634,101
                             -----------   ------------  -----------  -----------
Net assets at end of
   period                    $ 1,345,023   $ 19,729,242  $ 4,526,957  $ 6,615,229
                             ===========   ============  ===========  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                         94        197,353        1,593       37,191
   Units redeemed                (10,287)       (74,835)     (17,170)     (46,401)
   Units transferred              (3,642)        98,385       (9,895)      54,458
                             -----------   ------------  -----------  -----------
Increase (decrease)
   in units
   outstanding                   (13,835)       220,903      (25,472)      45,248
Beginning units                   89,751      1,070,788      300,518      276,313
                             -----------   ------------  -----------  -----------
Ending units                      75,916      1,291,691      275,046      321,561
                             ===========   ============  ===========  ===========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)


                                                                                International
                               Global        Growth      Growth-    High-Yield   Diversified
                              Equities   Opportunities    Income       Bond        Equities
                             Portfolio     Portfolio    Portfolio    Portfolio    Portfolio
                             (Class 3)     (Class 3)    (Class 3)    (Class 3)    (Class 3)
                            -----------  -------------  ---------  -----------  -------------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)         $    (2,121)  $   (68,218)  $  (5,051) $   299,528   $    250,022
   Net realized gains
      (losses) from
      securities
      transactions              (62,451)        3,244     (22,247)    (141,943)      (115,180)
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments            267,131     1,012,008      86,187      276,645        533,487
                            -----------   -----------   ---------  -----------   ------------
      Increase (decrease)
         in net assets
         from operations        202,559       947,034      58,889      434,230        668,329
                            -----------   -----------   ---------  -----------   ------------
From capital
   transactions:
   Net proceeds from
      units sold                 87,002       880,641       7,501      193,756         73,241
   Cost of units
      redeemed                  (84,197)     (291,138)    (27,275)    (275,890)      (904,488)
   Net transfers                250,857        77,702     (28,228)     414,327         (8,577)
   Contract
      maintenance
      charge                       (290)         (513)       (142)        (608)        (1,788)
                            -----------   -----------   ---------  -----------   ------------
      Increase (decrease)
         in net assets
         from capital
         transactions           253,372       666,692     (48,144)     331,585       (841,612)
                            -----------   -----------   ---------  -----------   ------------
Increase (decrease) in
   net assets                   455,931     1,613,726      10,745      765,815       (173,283)
Net assets at
   beginning of period        1,772,927     3,835,506     652,024    3,358,939     11,683,893
                            -----------   -----------   ---------  -----------   ------------
Net assets at end of
   period                   $ 2,228,858   $ 5,449,232   $ 662,769  $ 4,124,754   $ 11,510,610
                            ===========   ===========   =========  ===========   ============
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                     4,863       127,685         681       16,523          6,875
   Units redeemed                (4,567)      (53,849)     (1,743)     (14,675)       (76,546)
   Units transferred             13,574         9,497      (1,156)      22,351         (2,144)
                            -----------   -----------   ---------  -----------   ------------
Increase (decrease)
   in units
   outstanding                   13,870        83,333      (2,218)      24,199        (71,815)
Beginning units                 100,765       766,648      29,881      184,146        961,374
                            -----------   -----------   ---------  -----------   ------------
Ending units                    114,635       849,981      27,663      208,345        889,559
                            ===========   ===========   =========  ===========   ============

                                                            MFS
                            International    Marsico    Massachusetts      MFS
                              Growth and     Focused      Investors       Total
                                Income        Growth        Trust         Return
                              Portfolio     Portfolio     Portfolio     Portfolio
                              (Class 3)     (Class 3)     (Class 3)     (Class 3)
                            -------------  -----------  -------------  -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)          $    281,845  $   (30,641)  $   (43,789)  $   111,344
   Net realized gains
      (losses) from
      securities
      transactions             (1,934,498)    (104,580)       40,341      (230,525)
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments            2,345,156      503,519       667,356       819,037
                             ------------  -----------   -----------   -----------
      Increase (decrease)
         in net assets
         from operations          692,503      368,298       663,908       699,856
                             ------------  -----------   -----------   -----------
From capital
   transactions:
   Net proceeds from
      units sold                  114,790      333,877     1,313,767       164,627
   Cost of units
      redeemed                   (847,577)     (99,574)     (378,923)     (714,315)
   Net transfers                  129,189      111,257       704,251       294,220
   Contract
      maintenance
      charge                       (1,553)        (389)         (685)       (1,749)
                             ------------  -----------   -----------   -----------
      Increase (decrease)
         in net assets
         from capital
         transactions            (605,151)     345,171     1,638,410      (257,217)
                             ------------  -----------   -----------   -----------
Increase (decrease) in
   net assets                      87,352      713,469     2,302,318       442,639
Net assets at
   beginning of period         12,567,396    2,091,297     5,372,230     8,812,134
                             ------------  -----------   -----------   -----------
Net assets at end of
   period                    $ 12,654,748  $ 2,804,766   $ 7,674,548   $ 9,254,773
                             ============  ===========   ===========   ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                      11,959       33,063       101,054        15,951
   Units redeemed                 (71,087)      (9,503)      (20,912)      (30,314)
   Units transferred               18,282       12,144        44,420        14,839
                             ------------  -----------   -----------   -----------
Increase (decrease)
   in units
   outstanding                    (40,846)      35,704       124,562           476
Beginning units                 1,004,459      209,617       287,485       387,504
                             ------------  -----------   -----------   -----------
Ending units                      963,613      245,321       412,047       387,980
                             ============  ===========   ===========   ===========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)


                                                          Small &       Small
                              Mid-Cap         Real        Mid Cap      Company
                               Growth        Estate        Value        Value     Technology
                             Portfolio     Portfolio     Portfolio    Portfolio   Portfolio
                             (Class 3)     (Class 3)     (Class 3)    (Class 3)   (Class 3)
                            -----------  ------------  ------------  -----------  ----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)         $   (70,713) $     10,112  $   (244,658) $   (62,083) $  (22,787)
   Net realized gains
      (losses) from
      securities
      transactions               58,809    (1,137,380)     (171,696)    (112,057)    (27,824)
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments          1,004,515     2,601,081     4,377,167    1,563,854     302,223
                            -----------  ------------  ------------  -----------  ----------
      Increase (decrease)
         in net assets
         from operations        992,611     1,473,813     3,960,813    1,389,714     251,612
                            -----------  ------------  ------------  -----------  ----------
From capital
   transactions:
   Net proceeds from
      units sold                324,225       833,238     1,665,485      925,280      12,130
   Cost of units
      redeemed                 (278,049)     (854,668)   (1,112,071)    (384,806)    (99,736)
   Net transfers                164,982       307,748      (355,082)    (112,521)     80,585
   Contract
      maintenance
      charge                       (637)       (1,409)       (2,656)        (757)       (264)
                            -----------  ------------  ------------  -----------  ----------
      Increase (decrease)
         in net assets
         from capital
         transactions           210,521       284,909       195,676      427,196      (7,285)
                            -----------  ------------  ------------  -----------  ----------
Increase (decrease) in
   net assets                 1,203,132     1,758,722     4,156,489    1,816,910     244,327
Net assets at
   beginning of period        4,235,266     8,413,904    16,126,683    5,137,580   1,354,489
                            -----------  ------------  ------------  -----------  ----------
Net assets at end of
   period                   $ 5,438,398  $ 10,172,626  $ 20,283,172  $ 6,954,490  $1,598,816
                            ===========  ============  ============  ===========  ==========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                    31,012        76,123       122,307      103,853       5,708
   Units redeemed               (26,834)      (45,015)      (65,594)     (44,542)    (45,730)
   Units transferred             14,318        32,303       (11,033)      (6,129)     39,114
                            -----------  ------------  ------------  -----------  ----------
Increase (decrease)
   in units
   outstanding                   18,496        63,411        45,680       53,182        (908)
Beginning units                 443,352       489,433     1,035,009      653,304     673,066
                            -----------  ------------  ------------  -----------  ----------
Ending units                    461,848       552,844     1,080,689      706,486     672,158
                            ===========  ============  ============  ===========  ==========

                                                     Invesco Van
                                           Total     Kampen V.I.  Invesco Van
                             Telecom       Return      Capital    Kampen V.I.
                             Utility        Bond       Growth       Comstock
                            Portfolio    Portfolio      Fund          Fund
                            (Class 3)    (Class 3)   (Series II)  (Series II)
                            ---------  ------------  -----------  -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)         $   6,167  $    187,128  $   (12,691) $  (111,725)
   Net realized gains
      (losses) from
      securities
      transactions            (40,881)      358,675       26,406     (184,374)
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments           95,518       (33,384)     136,815    1,500,217
                            ---------  ------------  -----------  -----------
      Increase (decrease)
         in net assets
         from operations       60,804       512,419      150,530    1,204,118
                            ---------  ------------  -----------  -----------
From capital
   transactions:
   Net proceeds from
      units sold               32,047     3,569,705           33    1,287,156
   Cost of units
      redeemed                (39,634)     (709,068)     (66,611)    (486,370)
   Net transfers              (27,679)    3,671,338      361,476      253,452
   Contract
      maintenance
      charge                     (144)       (1,231)         (70)      (1,153)
                            ---------  ------------  -----------  -----------
      Increase (decrease)
         in net assets
         from capital
         transactions         (35,410)    6,530,744      294,828    1,053,085
                            ---------  ------------  -----------  -----------
Increase (decrease) in
   net assets                  25,394     7,043,163      445,358    2,257,203
Net assets at
   beginning of period        572,716    11,673,085      629,870    7,602,226
                            ---------  ------------  -----------  -----------
Net assets at end of
   period                   $ 598,110  $ 18,716,248  $ 1,075,228  $ 9,859,429
                            =========  ============  ===========  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                   2,854       203,711            3      131,354
   Units redeemed              (2,959)      (33,001)      (6,784)     (44,371)
   Units transferred           (1,768)      168,628       38,134       30,813
                            ---------  ------------  -----------  -----------
Increase (decrease)
   in units
   outstanding                 (1,873)      339,338       31,353      117,796
Beginning units                40,649       528,169       67,920      700,802
                            ---------  ------------  -----------  -----------
Ending units                   38,776       867,507       99,273      818,598
                            =========  ============  ===========  ===========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)

                                                                      Government
                             Invesco Van                                & High
                             Kampen V.I.   Diversified      Equity      Quality
                              Growth and  International     Income       Bond       Income
                             Income Fund     Account       Account      Account    Account
                             (Series II)    (Class 2)     (Class 2)    (Class 2)  (Class 2)
                            ------------  -------------  -----------  ----------  ---------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)         $   (273,281)   $  (1,380)   $    11,662   $    211   $  14,437
   Net realized gains
      (losses) from
      securities
      transactions              (415,835)     (43,844)       (67,453)        (4)       (206)
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments           2,817,493       93,932        178,833       (203)      5,253
                            ------------    ---------    -----------   --------   ---------
      Increase (decrease)
         in net assets
         from operations       2,128,377       48,708        123,042          4      19,484
                            ------------    ---------    -----------   --------   ---------
From capital
   transactions:
   Net proceeds from
      units sold               1,539,996           --             --         --      21,036
   Cost of units
      redeemed                (1,526,141)     (24,503)      (227,466)       (14)    (60,671)
   Net transfers                 435,091      (18,142)       (21,629)     9,135      16,211
   Contract
      maintenance
      charge                      (2,697)        (118)          (241)        (6)        (43)
                            ------------    ---------    -----------   --------   ---------
      Increase (decrease)
         in net assets
         from capital
         transactions            446,249      (42,763)      (249,336)     9,115     (23,467)
                            ------------    ---------    -----------   --------   ---------
Increase (decrease) in
   net assets                  2,574,626        5,945       (126,294)     9,119      (3,983)
Net assets at
   beginning of period        18,697,780      470,303      1,041,372      1,785     308,706
                            ------------    ---------    -----------   --------   ---------
Net assets at end of
   period                   $ 21,272,406    $ 476,248    $   915,078   $ 10,904   $ 304,723
                            ============    =========    ===========   ========   =========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                    145,875           --             --         --       2,490
   Units redeemed               (122,194)      (4,222)       (26,900)        (3)     (7,144)
   Units transferred              49,665       (3,060)        (2,569)     1,183       1,851
                            ------------    ---------    -----------   --------   ---------
Increase (decrease)
   in units
   outstanding                    73,346       (7,282)       (29,469)     1,180      (2,803)
Beginning units                1,498,350       81,570        128,587        245      37,750
                            ------------    ---------    -----------   --------   ---------
Ending units                   1,571,696       74,288         99,118      1,425      34,947
                            ============    =========    ===========   ========   =========



                             LargeCap    LargeCap    MidCap       Money
                              Blend       Growth      Blend       Market
                            Account II   Account     Account     Account
                             (Class 2)  (Class 2)   (Class 2)   (Class 2)
                            ----------  ---------  -----------  ---------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)          $    386    $   (645) $     9,791  $  (3,530)
   Net realized gains
      (losses) from
      securities
      transactions             (9,121)      1,257     (303,768)        --
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments           18,296       5,659      622,962         --
                             --------    --------  -----------  ---------
      Increase (decrease)
         in net assets
         from operations        9,561       6,271      328,985     (3,530)
                             --------    --------  -----------  ---------
From capital
   transactions:
   Net proceeds from
      units sold                   --          --       21,036         --
   Cost of units
      redeemed                 (8,246)    (11,087)    (214,940)   (67,761)
   Net transfers                 (289)         --     (227,366)    97,380
   Contract
      maintenance
      charge                      (33)         (5)      (1,135)       (61)
                             --------    --------  -----------  ---------
      Increase (decrease)
         in net assets
         from capital
         transactions          (8,568)    (11,092)    (422,405)    29,558
                             --------    --------  -----------  ---------
Increase (decrease) in
   net assets                     993      (4,821)     (93,420)    26,028
Net assets at
   beginning of period         95,490      49,180    1,687,684    178,972
                             --------    --------  -----------  ---------
Net assets at end of
   period                    $ 96,483    $ 44,359  $ 1,594,264  $ 205,000
                             ========    ========  ===========  =========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                      --          --        2,448         --
   Units redeemed              (1,502)     (1,853)     (22,037)   (11,376)
   Units transferred              (32)         --      (25,920)    16,316
                             --------    --------  -----------  ---------
Increase (decrease)
   in units
   outstanding                 (1,534)     (1,853)     (45,509)     4,940
Beginning units                16,785       8,239      203,119     30,188
                             --------    --------  -----------  ---------
Ending units                   15,251       6,386      157,610     35,128
                             ========    ========  ===========  =========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)

                              Principal      Real                        SAM          SAM
                               Capital      Estate         SAM      Conservative  Conservative
                            Appreciation  Securities     Balanced     Balanced       Growth
                               Account      Account     Portfolio     Portfolio     Portfolio
                              (Class 2)    (Class 2)    (Class 2)     (Class 2)     (Class 2)
                            ------------  ----------  ------------  ------------  ------------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)         $  (1,402)     $    117   $    166,906    $   6,564    $    20,948
   Net realized gains
      (losses) from
      securities
      transactions             (3,304)       (7,458)      (307,490)      (3,896)       (32,416)
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments           51,100        11,104      1,176,479       29,000        190,459
                            ---------      --------   ------------    ---------    -----------
      Increase (decrease)
         in net assets
         from operations       46,394         3,763      1,035,895       31,668        178,991
                            ---------      --------   ------------    ---------    -----------
From capital
   transactions:
   Net proceeds from
      units sold                   --            --         48,032           --             --
   Cost of units
      redeemed                (90,226)      (13,212)    (1,566,737)     (19,943)      (185,047)
   Net transfers                   16        (2,088)      (259,071)      88,468          9,157
   Contract
      maintenance
      charge                      (98)          (16)        (3,760)        (301)          (514)
                            ---------      --------   ------------    ---------    -----------
      Increase (decrease)
         in net assets
         from capital
         transactions         (90,308)      (15,316)    (1,781,536)      68,224       (176,404)
                            ---------      --------   ------------    ---------    -----------
Increase (decrease) in
   net assets                 (43,914)      (11,553)      (745,641)      99,892          2,587
Net assets at
   beginning of period        423,978        23,057     10,236,599      267,611      1,509,098
                            ---------      --------   ------------    ---------    -----------
Net assets at end of
   period                   $ 380,064      $ 11,504   $  9,490,958    $ 367,503    $ 1,511,685
                            =========      ========   ============    =========    ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                      --            --          5,094           --             --
   Units redeemed              (8,112)         (828)      (162,316)      (2,638)       (19,639)
   Units transferred                5          (129)       (27,144)      12,107          1,010
                            ---------      --------   ------------    ---------    -----------
Increase (decrease)
   in units
   outstanding                 (8,107)         (957)      (184,366)       9,469        (18,629)
Beginning units                38,916         1,620      1,099,459       36,525        164,436
                            ---------      --------   ------------    ---------    -----------
Ending units                   30,809           663        915,093       45,994        145,807
                            =========      ========   ============    =========    ===========

                               SAM        SAM       Short-
                             Flexible  Strategic     Term     SmallCap
                              Income     Growth    Income      Growth
                            Portfolio  Portfolio   Account   Account II
                            (Class 2)  (Class 2)  (Class 2)  (Class 2)
                            ---------  ---------  ---------  ----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)         $  27,621  $   2,113  $    (790)  $   (179)
   Net realized gains
      (losses) from
      securities
      transactions            (35,883)    (6,564)     3,986     (1,600)
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments           78,411     41,401      1,119      2,848
                            ---------  ---------  ---------   --------
      Increase (decrease)
         in net assets
         from operations       70,149     36,950      4,315      1,069
                            ---------  ---------  ---------   --------
From capital
   transactions:
   Net proceeds from
      units sold                6,000         --         --         --
   Cost of units
      redeemed               (272,361)    (6,815)  (103,563)    (7,976)
   Net transfers                4,736    (23,198)       410        138
   Contract
      maintenance
      charge                     (398)       (48)       (59)        (8)
                            ---------  ---------  ---------   --------
      Increase (decrease)
         in net assets
         from capital
         transactions        (262,023)   (30,061)  (103,212)    (7,846)
                            ---------  ---------  ---------   --------
Increase (decrease) in
   net assets                (191,874)     6,889    (98,897)    (6,777)
Net assets at
   beginning of period        991,084    278,293    142,002     14,113
                            ---------  ---------  ---------   --------
Net assets at end of
   period                   $ 799,210  $ 285,182  $  43,105   $  7,336
                            =========  =========  =========   ========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                     556         --         --         --
   Units redeemed             (31,377)      (652)   (14,123)    (1,611)
   Units transferred              559     (2,344)        55         26
                            ---------  ---------  ---------   --------
Increase (decrease)
   in units
   outstanding                (30,262)    (2,996)   (14,068)    (1,585)
Beginning units               113,930     28,872     19,963      2,718
                            ---------  ---------  ---------   --------
Ending units                   83,668     25,876      5,895      1,133
                            =========  =========  =========   ========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)

                                        Columbia
                             Columbia   Marsico
                               High     Focused
                              Yield     Equities
                              Fund,      Fund,       Asset        Global
                             Variable   Variable   Allocation     Growth         Growth
                              Series     Series       Fund         Fund           Fund
                            (Class A)  (Class A)   (Class 2)     (Class 2)     (Class 2)
                            ---------  ---------  -----------  ------------  ------------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)         $  18,078  $  (6,325) $    22,169  $      3,562  $    (77,518)
   Net realized gains
      (losses) from
      securities
      transactions             (6,267)   (28,972)     (64,518)      (41,926)     (243,439)
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments           16,525    118,997      263,281     1,003,061     2,016,667
                            ---------  ---------  -----------  ------------  ------------
      Increase (decrease)
         in net assets
         from operations       28,336     83,700      220,932       964,697     1,695,710
                            ---------  ---------  -----------  ------------  ------------
From capital
   transactions:
   Net proceeds from
      units sold                   --     13,561           --        30,150        30,331
   Cost of units
      redeemed                (44,048)   (87,984)    (107,821)   (1,028,540)     (735,403)
   Net transfers               44,098     (8,882)     (75,458)     (217,293)     (194,461)
   Contract
      maintenance
      charge                      (78)      (134)        (415)       (1,794)       (1,706)
                            ---------  ---------  -----------  ------------  ------------
      Increase (decrease)
         in net assets
         from capital
         transactions             (28)   (83,439)    (183,694)   (1,217,477)     (901,239)
                            ---------  ---------  -----------  ------------  ------------
Increase (decrease) in
   net assets                  28,308        261       37,238      (252,780)      794,471
Net assets at
   beginning of period        293,312    573,393    2,069,569    10,945,587    10,694,952
                            ---------  ---------  -----------  ------------  ------------
Net assets at end of
   period                   $ 321,620  $ 573,654  $ 2,106,807  $ 10,692,807  $ 11,489,423
                            =========  =========  ===========  ============  ============
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                      --      1,209           --         1,508         1,803
   Units redeemed              (2,525)    (8,980)      (7,063)      (50,336)      (42,308)
   Units transferred            2,443       (685)      (4,978)      (10,386)      (10,984)
                            ---------  ---------  -----------  ------------  ------------
Increase (decrease)
   in units
   outstanding                    (82)    (8,456)     (12,041)      (59,214)      (51,489)
Beginning units                17,574     58,840      137,713       519,722       628,545
                            ---------  ---------  -----------  ------------  ------------
Ending units                   17,492     50,384      125,672       460,508       577,056
                            =========  =========  ===========  ============  ============



                                                                       MTB
                                             Growth                  Managed
                               Growth-        and         Mid Cap   Allocation
                                Income       Income        Value      Fund -
                                 Fund      Portfolio     Portfolio   Moderate
                              (Class 2)    (Class VC)   (Class VC)  Growth II
                            ------------  ------------  ----------   ---------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)         $      6,812  $    (98,987)  $  (1,025)  $    (906)
   Net realized gains
      (losses) from
      securities
      transactions              (351,848)     (387,475)    (32,533)     (8,699)
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments           1,505,605     2,093,080      78,238      19,604
                            ------------  ------------   ---------   ---------
      Increase (decrease)
         in net assets
         from operations       1,160,569     1,606,618      44,680       9,999
                            ------------  ------------   ---------   ---------
From capital
   transactions:
   Net proceeds from
      units sold                  17,783       647,745         226          --
   Cost of units
      redeemed                  (968,140)     (600,890)    (35,755)       (680)
   Net transfers                (295,859)     (136,081)      3,282     (27,650)
   Contract
      maintenance
      charge                      (1,981)       (1,449)        (94)        (24)
                            ------------  ------------   ---------   ---------
      Increase (decrease)
         in net assets
         from capital
         transactions         (1,248,197)      (90,675)    (32,341)    (28,354)
                            ------------  ------------   ---------   ---------
Increase (decrease) in
   net assets                    (87,628)    1,515,943      12,339     (18,355)
Net assets at
   beginning of period        12,870,904     9,972,867     190,371     135,865
                            ------------  ------------   ---------   ---------
Net assets at end of
   period                   $ 12,783,276  $ 11,488,810   $ 202,710   $ 117,510
                            ============  ============   =========   =========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                      1,223        69,153          18          --
   Units redeemed                (64,161)      (57,375)     (2,662)        (78)
   Units transferred             (19,363)       (5,410)        306      (3,036)
                            ------------  ------------   ---------   ---------
Increase (decrease)
   in units
   outstanding                   (82,301)        6,368      (2,338)     (3,114)
Beginning units                  854,158       984,662      16,254      15,143
                            ------------  ------------   ---------   ---------
Ending units                     771,857       991,030      13,916      12,029
                            ============  ============   =========   =========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2010
                                  (continued)

                                            Franklin
                                         Templeton VIP
                              Franklin      Founding                                                   Allocation
                               Income        Funds        Allocation    Allocation      Allocation      Moderate         Real
                             Securities    Allocation      Balanced       Growth         Moderate        Growth         Return
                                Fund          Fund        Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                             (Class 2)     (Class 2)    (Class 3) (1)  (Class 3) (1)  (Class 3) (1)  (Class 3) (1)  (Class 3) (1)
                            -----------  -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)         $   107,316   $    21,341    $    24,019     $     989     $    18,001     $  10,336     $    12,633
   Net realized gains
      (losses) from
      securities
      transactions              (11,154)      (10,385)         4,478           861          24,926           563           3,697
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments            154,004       233,076         34,229        26,304          45,053        39,213         (19,898)
                            -----------   -----------    -----------     ---------     -----------     ---------     -----------
      Increase (decrease)
         in net assets
         from operations        250,166       244,032         62,726        28,154          87,980        50,112          (3,568)
                            -----------   -----------    -----------     ---------     -----------     ---------     -----------
From capital
   transactions:
   Net proceeds from
      units sold                380,401        73,314      1,521,006       173,447       1,591,501       846,722       1,872,772
   Cost of units
      redeemed                  (91,823)      (76,922)        (3,313)         (529)       (224,638)       (2,645)        (43,895)
   Net transfers                560,123       383,797        127,667         6,370         174,862        85,821         938,127
   Contract
      maintenance
      charge                       (364)         (433)            --            --              --            --             (11)
                            -----------   -----------    -----------     ---------     -----------     ---------     -----------
      Increase (decrease)
         in net assets
         from capital
         transactions           848,337       379,756      1,645,360       179,288       1,541,725       929,898       2,766,993
                            -----------   -----------    -----------     ---------     -----------     ---------     -----------
Increase (decrease) in
   net assets                 1,098,503       623,788      1,708,086       207,442       1,629,705       980,010       2,763,425
Net assets at
   beginning of period        1,843,992     2,360,067             --            --              --            --              --
                            -----------   -----------    -----------     ---------     -----------     ---------     -----------
Net assets at end of
   period                   $ 2,942,495   $ 2,983,855    $ 1,708,086     $ 207,442     $ 1,629,705     $ 980,010     $ 2,763,425
                            ===========   ===========    ===========     =========     ===========     =========     ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                    38,782         8,403        138,108        18,091         146,395        80,244         164,056
   Units redeemed                (9,447)       (9,007)          (294)          (50)        (19,973)         (248)         (3,838)
   Units transferred             56,634        46,314         11,036           588          16,414         8,277          82,172
                            -----------   -----------    -----------     ---------     -----------     ---------     -----------
Increase (decrease)
   in units
   outstanding                   85,969        45,710        148,850        18,629         142,836        88,273         242,390
Beginning units                 196,116       278,168             --            --              --            --              --
                            -----------   -----------    -----------     ---------     -----------     ---------     -----------
Ending units                    282,085       323,878        148,850        18,629         142,836        88,273         242,390
                            ===========   ===========    ===========     =========     ===========     =========     ===========

(1)  For the period from January 19, 2010 (inception) to December 31, 2010.

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009

                                   Capital     Government                                        Capital     Government
                        Asset       appre-    and Quality                Natural      Asset       appre-    and Quality
                     Allocation    ciation       Bond        Growth     Resources  Allocation    ciation        Bond        Growth
                      Portfolio   Portfolio    Portfolio    Portfolio   Portfolio   Portfolio   Portfolio    Portfolio    Portfolio
                      (Class 1)   (Class 1)    (Class 1)    (Class 1)   (Class 1)   (Class 3)   (Class 3)    (Class 3)    (Class 3)
                     ----------  -----------  -----------  ----------  ----------  ----------  -----------  -----------  -----------
INCREASE (DECREASE)
  IN NET ASSETS:
From operations:
  Net investment
    income (loss)    $   98,562  $  (150,694) $   320,222  $  (22,301) $   (3,285) $   45,898  $  (207,522) $   852,891  $  (53,102)
  Net realized gains
    (losses) from
    securities
    transactions       (402,036)  (1,243,234)      31,116    (964,386)    343,806    (121,798)    (943,782)      54,547  (1,093,477)
  Change in net
    unrealized
    appreciation
    (depreciation)
    of investments    1,119,625    4,333,260      (84,518)  2,610,831   1,419,552     509,855    5,455,432     (258,853)   3,260,615
                     ----------  -----------  -----------  ----------  ----------  ----------  -----------  -----------  -----------
    Increase
      (decrease) in
      net assets
      from
      operations        816,151    2,939,332      266,820   1,624,144   1,760,073     433,955    4,304,128      648,585    2,114,036
                     ----------  -----------  -----------  ----------  ----------  ----------  -----------  -----------  -----------
From capital
  transactions:
  Net proceeds from
    units sold            4,753        7,055        2,289       3,216       5,793      18,095      242,409      611,772       59,926
  Cost of units
    redeemed           (598,771)  (2,049,158)  (3,090,809)   (645,877)   (409,149)   (123,541)  (1,024,490)  (2,934,056)   (540,323)
  Net transfers        (199,154)    (476,035)    (675,871)   (116,913)    (29,633)    (64,609)    (329,514)   4,283,464    (644,432)
  Contract
    maintenance
    charge               (2,200)      (4,757)      (3,345)     (2,507)     (1,328)       (479)      (2,765)      (4,431)     (1,356)
                     ----------  -----------  -----------  ----------  ----------  ----------  -----------  -----------  -----------
    Increase
      (decrease) in
      net assets
      from capital
      transactions     (795,372)  (2,522,895)  (3,767,736)   (762,081)   (434,317)   (170,534)  (1,114,360)   1,956,749  (1,126,185)
                     ----------  -----------  -----------  ----------  ----------  ----------  -----------  -----------  -----------
Increase (decrease)
  in net assets          20,779      416,437   (3,500,916)    862,063   1,325,756     263,421    3,189,768    2,605,334      987,851
Net assets at
  beginning of
  period              4,793,858   10,510,598   12,100,714   5,163,243   3,503,249   2,236,326   12,995,503   26,105,975    6,474,338
                     ----------  -----------  -----------  ----------  ----------  ----------  -----------  -----------  -----------
Net assets at end of
  period             $4,814,637  $10,927,035  $ 8,599,798  $6,025,306  $4,829,005  $2,499,747  $16,185,271  $28,711,309  $ 7,462,189
                     ==========  ===========  ===========  ==========  ==========  ==========  ===========  ===========  ===========
ANALYSIS OF INCREASE
  (DECREASE) IN
  UNITS OUTSTANDING:
  Units sold                214          180          118         133         134       1,755       11,611       37,162        3,264
  Units redeemed        (28,531)     (59,267)    (163,277)    (26,742)    (10,021)     (5,791)     (33,967)    (157,503)    (22,272)
  Units transferred     (10,577)     (15,405)     (35,281)     (7,391)     (2,229)     (2,335)      (3,647)     238,365     (26,216)
                     ----------  -----------  -----------  ----------  ----------  ----------  -----------  -----------  -----------
Increase (decrease)
  in units
  outstanding           (38,894)     (74,492)    (198,440)    (34,000)    (12,116)     (6,371)     (26,003)     118,024     (45,224)
Beginning units         234,020      326,438      644,341     236,291     105,729     113,415      483,122    1,449,095      316,917
                     ----------  -----------  -----------  ----------  ----------  ----------  -----------  -----------  -----------
Ending units            195,126      251,946      445,901     202,291      93,613     107,044      457,119    1,567,119      271,693
                     ==========  ===========  ===========  ==========  ==========  ==========  ===========  ===========  ===========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                                                                                                          Davis
                        Natural   Aggressive    Alliance               Blue Chip   Capital       Cash      Corporate     Venture
                       Resources    Growth       Growth     Balanced     Growth     Growth    Management      Bond        Value
                       Portfolio   Portfolio   Portfolio    Portfolio  Portfolio  Portfolio   Portfolio    Portfolio    Portfolio
                       (Class 3)   (Class 1)   (Class 1)    (Class 1)  (Class 1)  (Class 1)   (Class 1)    (Class 1)    (Class 1)
                      ----------  ----------  -----------  ----------  ---------  ---------  -----------  -----------  -----------
INCREASE (DECREASE)
  IN NET ASSETS:
From operations:
  Net investment
    income (loss)     $  (35,750) $  (24,320) $   (97,355) $   69,478  $ (10,409) $  (8,296) $    41,741  $   224,792  $    11,957
  Net realized gains
    (losses) from
    securities
      transactions      (272,868)   (426,362)  (1,224,470)   (300,369)   (34,301)   (38,160)    (186,020)      31,211     (888,825)
  Change in net
    unrealized
    appreciation
    (depreciation)
    of investments     3,485,556   1,025,081    4,820,607     986,511    293,006    234,714       28,212    1,034,938    5,728,618
                      ----------  ----------  -----------  ----------  ---------  ---------  -----------  -----------  -----------
    Increase
      (decrease) in
      net assets
      from
      operations       3,176,938     574,399    3,498,782     755,620    248,296    188,258     (116,067)   1,290,941    4,851,750
                      ----------  ----------  -----------  ----------  ---------  ---------  -----------  -----------  -----------
From capital
  transactions:
  Net proceeds from
   Units sold             61,037         753       27,470       5,826      1,677        600        4,288       99,627       35,873
  Cost of units
    redeemed            (367,154)   (307,883)  (1,814,905)   (646,793)  (247,177)  (220,159)  (3,531,375)  (1,251,275)  (2,875,326)
  Net transfers           64,822     (79,262)    (320,904)    163,028      9,357    (18,041)  (1,179,623)     517,145     (734,298)
  Contract
    maintenance
    charge                (3,252)     (1,409)      (7,062)     (2,254)      (328)      (168)      (2,883)      (1,527)      (9,410)
                      ----------  ----------  -----------  ----------  ---------  ---------  -----------  -----------  -----------
    Increase
      (decrease) in
      net assets
      from capital
      transactions      (244,547)   (387,801)  (2,115,401)   (480,193)  (236,471)  (237,768)  (4,709,593)    (636,030)  (3,583,161)
                      ----------  ----------  -----------  ----------  ---------  ---------  -----------  -----------  -----------
Increase (decrease)
  in net assets        2,932,391     186,598    1,383,381     275,427     11,825    (49,510)  (4,825,660)     654,911    1,268,589
Net assets at
  beginning of
  period               5,574,546   1,809,108   10,268,696   3,734,308    884,535    606,454   11,013,417    4,699,639   18,798,296
                      ----------  ----------  -----------  ----------  ---------  ---------  -----------  -----------  -----------
Net assets at end of
  period              $8,506,937  $1,995,706  $11,652,077  $4,009,735  $ 896,360  $ 556,944  $ 6,187,757  $ 5,354,550  $20,066,885
                      ==========  ==========  ===========  ==========  =========  =========  ===========  ===========  ===========
ANALYSIS OF INCREASE
  (DECREASE) IN
  UNITS OUTSTANDING:
  Units sold               4,852         103        1,118         455        323        107          309        5,325        1,293
  Units redeemed          (9,505)    (35,491)     (73,910)    (49,431)   (52,692)   (38,811)    (258,597)     (66,020)    (108,000)
  Units transferred        3,551     (10,182)     (13,295)     12,607      1,217     (4,295)     (86,268)      28,296      (36,283)
                      ----------  ----------  -----------  ----------  ---------  ---------  -----------  -----------  -----------
Increase (decrease)
  in units
  outstanding             (1,102)    (45,570)     (86,087)    (36,369)   (51,152)   (42,999)    (344,556)     (32,399)    (142,990)
Beginning units          189,295     224,748      470,096     300,550    206,094    122,752      801,601      277,466      759,922
                      ----------  ----------  -----------  ----------  ---------  ---------  -----------  -----------  -----------
Ending units             188,193     179,178      384,009     264,181    154,942     79,753      457,045      245,067      616,932
                      ==========  ==========  ===========  ==========  =========  =========  ===========  ===========  ===========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                       "Dogs" of                Equity                                           Growth
                         Wall      Emerging    Opportu-   Fundamental    Global      Global    Opportu-     Growth-     High-Yield
                        Street      Markets     nities       Growth       Bond      Equities     nities      Income        Bond
                       Portfolio   Portfolio   Portfolio   Portfolio    Portfolio   Portfolio  Portfolio   Portfolio    Portfolio
                       (Class 1)   (Class 1)   (Class 1)   (Class 1)    (Class 1)   (Class 1)  (Class 1)   (Class 1)    (Class 1)
                      ----------  ----------  ----------  -----------  ----------  ----------  ---------  -----------  -----------
INCREASE (DECREASE)
  IN NET ASSETS:
From operations:
  Net investment
    income (loss)     $   33,585  $  (51,687) $   (7,061) $  (42,041)  $   48,189  $   28,391  $  (7,403) $   (10,037) $   316,873
  Net realized gains
    (losses) from
    securities
      transactions      (196,668)   (846,799)   (837,887)   (384,818)     135,570    (337,644)  (114,440)  (1,282,203)  (1,148,134)
  Change in net
    unrealized
    appreciation
    (depreciation)
    of investments       342,195   2,742,093   1,614,996   1,248,961      (53,664)    835,314    185,505    3,036,034    2,226,420
                      ----------  ----------  ----------  ----------   ----------  ----------  ---------  -----------  -----------
    Increase
      (decrease) in
      net assets
      from
      operations         179,112   1,843,607     770,048     822,102      130,095     526,061     63,662    1,743,794    1,395,159
                      ----------  ----------  ----------  ----------   ----------  ----------  ---------  -----------  -----------
From capital
  transactions:
  Net proceeds from
   Units sold              5,700         375       2,539       3,509       92,633       2,566      1,276        6,694        7,250
  Cost of units
    redeemed            (255,754)   (713,732)   (842,705)   (311,002)    (752,475)   (478,854)   (96,866)  (1,547,824)    (955,477)
  Net transfers           65,921     121,897     (54,727)    (87,532)     169,921    (223,645)   (50,539)    (383,315)   1,419,928
  Contract
    maintenance
    charge                  (563)     (1,236)     (1,135)     (2,146)        (743)     (1,271)      (243)      (4,840)      (1,550)
                      ----------  ----------  ----------  ----------   ----------  ----------  ---------  -----------  -----------
    Increase
      (decrease) in
      net assets
      from capital
      transactions      (184,696)   (592,696)   (896,028)   (397,171)    (490,664)   (701,204)  (146,372)  (1,929,285)     470,151
                      ----------  ----------  ----------  ----------   ----------  ----------  ---------  -----------  -----------
Increase (decrease)
  in net assets           (5,584)  1,250,911    (125,980)    424,931     (360,569)   (175,143)   (82,710)    (185,491)   1,865,310
Net assets at
  beginning of
  period               1,163,088   2,776,870   3,345,205   2,717,945    3,092,067   2,565,924    562,699    8,168,268    3,407,990
                      ----------  ----------  ----------  ----------   ----------  ----------  ---------  -----------  -----------
Net assets at end of
  period              $1,157,504  $4,027,781  $3,219,225  $3,142,876   $2,731,498  $2,390,781  $ 479,989  $ 7,982,777  $ 5,273,300
                      ==========  ==========  ==========  ==========   ==========  ==========  =========  ===========  ===========
ANALYSIS OF INCREASE
  (DECREASE) IN
  UNITS OUTSTANDING:
  Units sold                 652          41         206         254        4,542         189        306          317          409
  Units redeemed         (28,858)    (49,904)    (64,059)    (24,212)     (36,826)    (30,671)   (22,354)     (75,320)     (59,730)
  Units transferred        7,937       9,501      (6,019)     (7,724)       7,370     (16,223)   (13,079)     (19,682)      85,056
                      ----------  ----------  ----------  ----------   ----------  ----------  ---------  -----------  -----------
Increase (decrease)
  in units
  outstanding            (20,269)    (40,362)    (69,872)    (31,682)     (24,914)    (46,705)   (35,127)     (94,685)      25,735
Beginning units          127,465     242,671     268,348     231,949      150,429     173,662    131,247      419,150      242,408
                      ----------  ----------  ----------  ----------   ----------  ----------  ---------  -----------  -----------
Ending units             107,196     202,309     198,476     200,267      125,515     126,957     96,120      324,465      268,143
                      ==========  ==========  ==========  ==========   ==========  ==========  =========  ===========  ===========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                                   MFS
                        Interna-    Interna-    Massach-
                         tional      tional      usetts                                                                    Total
                      Diversified  Growth and   Investors   MFS Total     Mid-Cap      Real                   Telecom     Return
                        Equities     Income       Trust      Return       Growth      Estate    Technology    Utility      Bond
                       Portfolio   Portfolio    Portfolio   Portfolio    Portfolio   Portfolio   Portfolio   Portfolio   Portfolio
                       (Class 1)   (Class 1)    (Class 1)   (Class 1)    (Class 1)   (Class 1)   (Class 1)   (Class 1)   (Class 1)
                      -----------  ----------  ----------  -----------  ----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE)
  IN NET ASSETS:
From operations:
  Net investment
    income (loss)     $   (5,278)  $  (49,420) $   (5,513) $   182,472  $  (35,158) $   11,745   $ (4,125)  $   42,546  $   13,074
  Net realized gains
    (losses) from
    securities
      transactions      (449,029)    (429,254)   (153,113)    (674,357)   (283,770)   (581,580)   (47,834)     (79,676)     26,752
  Change in net
    unrealized
    appreciation
    (depreciation)
    of investments     1,085,076    1,223,984     889,313    1,717,305   1,104,728     973,853    158,855      318,510     179,732
                      ----------   ----------  ----------  -----------  ----------  ----------   --------   ----------  ----------
    Increase
      (decrease) in
      net assets
      from
      operations         630,769      745,310     730,687    1,225,420     785,800     404,018    106,896      281,380     219,558
                      ----------   ----------  ----------  -----------  ----------  ----------   --------   ----------  ----------
From capital
  transactions:
  Net proceeds from
   Units sold             14,015        7,107       2,117          905       5,558         336        110           --      91,398
  Cost of units
    redeemed            (611,692)    (586,179)   (584,351)  (1,709,618)   (339,110)   (279,703)   (73,940)    (139,008)   (423,025)
  Net transfers         (398,921)    (184,225)   (119,379)    (263,848)    (23,639)   (121,803)   (18,470)     (78,034)    390,773
  Contract
    maintenance
    charge                (1,318)      (1,489)     (1,546)      (3,544)     (1,089)       (720)       (88)        (538)     (1,013)
                      ----------   ----------  ----------  -----------  ----------  ----------   --------   ----------  ----------
    Increase
      (decrease) in
      net assets
      from capital
      transactions      (997,916)    (764,786)   (703,159)  (1,976,105)   (358,280)   (401,890)   (92,388)    (217,580)     58,133
                      ----------   ----------  ----------  -----------  ----------  ----------   --------   ----------  ----------
Increase (decrease)
  in net assets         (367,147)     (19,476)     27,528     (750,685)    427,520       2,128     14,508       63,800     277,691
Net assets at
  beginning of
  period               3,806,888    3,508,360   3,675,337    9,179,787   2,195,718   1,971,981    270,717    1,085,585   2,257,658
                      ----------   ----------  ----------  -----------  ----------  ----------   --------   ----------  ----------
Net assets at end of
  period              $3,439,741   $3,488,884  $3,702,865  $ 8,429,102  $2,623,238  $1,974,109   $285,225   $1,149,385  $2,535,349
                      ==========   ==========  ==========  ===========  ==========  ==========   ========   ==========  ==========
ANALYSIS OF INCREASE
  (DECREASE) IN
  UNITS OUTSTANDING:
  Units sold               1,296          712         100           38       1,336          57         67           --       3,780
  Units redeemed         (60,683)     (51,272)    (32,983)     (76,143)    (42,623)    (19,659)   (43,686)     (11,619)    (17,525)
  Units transferred      (52,405)     (18,593)     (8,758)     (12,202)     (5,277)     (9,450)   (12,668)      (6,500)     15,879
                      ----------   ----------  ----------  -----------  ----------  ----------   --------   ----------  ----------
Increase (decrease)
  in units
  outstanding           (111,792)     (69,153)    (41,641)     (88,307)    (46,564)    (29,052)   (56,287)     (18,119)      2,134
Beginning units          385,914      329,822     215,894      414,277     313,833     133,956    194,798       97,398      98,057
                      ----------   ----------  ----------  -----------  ----------  ----------   --------   ----------  ----------
Ending units             274,122      260,669     174,253      325,970     267,269     104,904    138,511       79,279     100,191
                      ==========   ==========  ==========  ===========  ==========  ==========   ========   ==========  ==========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                                American    American                American
                                                  Funds       Funds     American      Funds
                                                  Asset      Global      Funds       Growth-
                      Aggressive    Alliance   Allocation    Growth      Growth      Income               Blue Chip     Capital
                        Growth       Growth       SAST        SAST        SAST        SAST      Balanced    Growth      Growth
                       Portfolio   Portfolio    Portfolio   Portfolio   Portfolio   Portfolio  Portfolio   Portfolio   Portfolio
                       (Class 3)   (Class 3)    (Class 3)   (Class 3)   (Class 3)   (Class 3)  (Class 3)   (Class 3)   (Class 3)
                      ----------  -----------  ----------  ----------  ----------  ----------  ---------  ----------  ----------
INCREASE (DECREASE)
  IN NET ASSETS:
From operations:
  Net investment
    income (loss)     $  (14,314) $   (89,647) $    9,540  $   36,993  $    8,378  $   40,715  $ 16,236   $  (18,765) $  (37,135)
  Net realized gains
    (losses) from
    securities
      transactions      (142,999)    (177,599)     (2,118)     11,515      60,814      18,268   (22,309)     (39,247)   (168,260)
  Change in net
    unrealized
    appreciation
    (depreciation)
    of investments       463,665    2,735,674     279,252   1,752,316   1,710,080   1,661,656   164,318      436,664   1,016,990
                      ----------  -----------  ----------  ----------  ----------  ----------  --------   ----------  ----------
    Increase
      (decrease) in
      net assets
      from
      operations         306,352    2,468,428     286,674   1,800,824   1,779,272   1,720,639   158,245      378,652     811,595
                      ----------  -----------  ----------  ----------  ----------  ----------  --------   ----------  ----------
From capital
  transactions:
  Net proceeds from
   Units sold             61,632       19,961      91,454     649,165     319,411     437,365    32,250       81,027      31,004
  Cost of units
    redeemed             (53,168)    (915,183)    (28,296)   (223,992)   (156,819)   (206,063)  (94,254)     (56,838)   (128,284)
  Net transfers         (120,899)    (460,946)    456,433     267,097     177,858     451,670   295,070      (32,287)   (136,822)
  Contract
    maintenance
    charge                  (305)      (1,422)       (299)       (998)       (999)     (1,218)     (229)        (368)       (415)
                      ----------  -----------  ----------  ----------  ----------  ----------  --------   ----------  ----------
    Increase
      (decrease) in
      net assets
      from capital
      transactions      (112,740)  (1,357,590)    519,292     691,272     339,451     681,754   232,837       (8,466)   (234,517)
                      ----------  -----------  ----------  ----------  ----------  ----------  --------   ----------  ----------
Increase (decrease)
  in net assets          193,612    1,110,838     805,966   2,492,096   2,118,723   2,402,393   391,082      370,186     577,078
Net assets at
  beginning of
  period                 840,266    6,984,689   1,055,958   4,022,172   4,423,666   5,213,567   592,743    1,135,923   2,135,117
                      ----------  -----------  ----------  ----------  ----------  ----------  --------   ----------  ----------
Net assets at end of
  period              $1,033,878  $ 8,095,527  $1,861,924  $6,514,268  $6,542,389  $7,615,960  $983,825   $1,506,109  $2,712,195
                      ==========  ===========  ==========  ==========  ==========  ==========  ========   ==========  ==========
ANALYSIS OF INCREASE
  (DECREASE) IN
  UNITS OUTSTANDING:
  Units sold               6,491        1,856      10,632      74,946      44,090      61,313     3,409       13,692       5,267
  Units redeemed          (6,111)     (37,064)     (3,584)    (27,349)    (20,969)    (29,014)   (6,923)     (11,535)    (22,773)
  Units transferred      (11,538)     (19,648)     55,798      40,490      32,999      73,368    22,278       (8,696)    (25,269)
                      ----------  -----------  ----------  ----------  ----------  ----------  --------   ----------  ----------
Increase (decrease)
  in units
  outstanding            (11,158)     (54,856)     62,846      88,087      56,120     105,667    18,764       (6,539)    (42,775)
Beginning units          106,908      339,943     138,834     549,023     686,499     787,320    48,569      269,789     433,824
                      ----------  -----------  ----------  ----------  ----------  ----------  --------   ----------  ----------
Ending units              95,750      285,087     201,680     637,110     742,619     892,987    67,333      263,250     391,049
                      ==========  ===========  ==========  ==========  ==========  ==========  ========   ==========  ==========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                                  Davis      "Dogs" of                 Equity                   Funda-
                         Cash      Corporate     Venture       Wall       Emerging    Opportu-     Foreign      mental      Global
                      Management      Bond        Value       Street      Markets      nities       Value       Growth        Bond
                      Portfolio    Portfolio    Portfolio    Portfolio   Portfolio   Portfolio    Portfolio    Portfolio   Portfolio
                      (Class 3)    (Class 3)    (Class 3)    (Class 3)   (Class 3)   (Class 3)    (Class 3)    (Class 3)   (Class 3)
                     -----------  -----------  -----------  ----------  -----------  ----------  -----------  ----------  ----------
INCREASE (DECREASE)
  IN NET ASSETS:
From operations:
  Net investment
    income (loss)    $    90,411  $   888,641  $   (43,133) $   26,306  $  (116,124) $   (7,361) $   158,286  $  (57,147) $   98,147
  Net realized gains
    (losses) from
    securities
      transactions      (137,128)     (37,739)  (1,220,223)   (101,415)  (3,868,479)   (328,543)    (297,841)   (232,327)    176,043
  Change in net
    unrealized
    appreciation
    (depreciation)
    of investments      (157,156)   3,842,545    6,563,028     228,745    7,993,614     670,191    3,933,723   1,359,382       1,137
                     -----------  -----------  -----------  ----------  -----------  ----------  -----------  ----------  ----------
    Increase
      (decrease) in
      net assets
      from
      operations        (203,873)   4,693,447    5,299,672     153,636    4,009,011     334,287    3,794,168   1,069,908     275,327
                     -----------  -----------  -----------  ----------  -----------  ----------  -----------  ----------  ----------
From capital
  transactions:
  Net proceeds from
   Units sold            122,451      528,929      459,749      46,840      120,341         491      655,893      69,965     153,783
  Cost of units
    redeemed          (2,456,512)  (1,551,031)  (1,420,658)    (30,147)    (423,430)   (147,771)    (833,494)    (92,073)  (412,003)
  Net transfers        3,725,681    1,081,997     (402,732)    (31,763)  (1,279,697)   (124,038)     113,474     (37,233)    733,689
  Contract
    maintenance
    charge                (1,257)      (3,115)      (3,722)       (269)      (1,766)       (266)      (3,016)       (588)      (707)
                     -----------  -----------  -----------  ----------  -----------  ----------  -----------  ----------  ----------
    Increase
      (decrease) in
      net assets
      from capital
      transactions     1,390,363       56,780   (1,367,363)    (15,339)  (1,584,552)   (271,584)     (67,143)    (59,929)    474,762
                     -----------  -----------  -----------  ----------  -----------  ----------  -----------  ----------  ----------
Increase (decrease)
  in net assets        1,186,490    4,750,227    3,932,309     138,297    2,424,459      62,703    3,727,025   1,009,979     750,089
Net assets at
  beginning of
  period              11,757,288   16,496,646   17,448,927     896,659    5,754,527   1,319,969   13,190,881   3,290,405   4,884,012
                     -----------  -----------  -----------  ----------  -----------  ----------  -----------  ----------  ----------
Net assets at end of
  period             $12,943,778  $21,246,873  $21,381,236  $1,034,956  $ 8,178,986  $1,382,672  $16,917,906  $4,300,384  $5,634,101
                     ===========  ===========  ===========  ==========  ===========  ==========  ===========  ==========  ==========
ANALYSIS OF INCREASE
  (DECREASE) IN
  UNITS OUTSTANDING:
  Units sold               9,154       31,634       29,708       4,871        8,639          48       53,587       5,909       8,915
  Units redeemed        (185,681)     (80,838)     (56,168)     (3,313)     (26,791)    (11,091)     (60,909)     (7,747)   (20,633)
  Units transferred      279,604       56,062       (4,334)     (3,527)     (74,923)     (9,815)      24,419      (4,674)     37,207
                     -----------  -----------  -----------  ----------  -----------  ----------  -----------  ----------  ----------
Increase (decrease)
  in units
  outstanding            103,077        6,858      (30,794)     (1,969)     (93,075)    (20,858)      17,097      (6,512)     25,489
Beginning units          879,922    1,026,824      770,465     100,495      521,630     110,609    1,053,691     307,030     250,824
                     -----------  -----------  -----------  ----------  -----------  ----------  -----------  ----------  ----------
Ending units             982,999    1,033,682      739,671      98,526      428,555      89,751    1,070,788     300,518     276,313
                     ===========  ===========  ===========  ==========  ===========  ==========  ===========  ==========  ==========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                                                                                               MFS
                                                                       Interna-     Interna-                Massachu-
                                    Growth                              tional       tional      Marsico      setts
                        Global     Opportu-    Growth-   High-Yield  Diversified   Growth and    Focused   Investors    MFS Total
                       Equities     nities      Income      Bond       Equities      Income      Growth       Trust      Return
                       Portfolio   Portfolio  Portfolio   Portfolio   Portfolio    Portfolio    Portfolio   Portfolio   Portfolio
                       (Class 3)   (Class 3)  (Class 3)   (Class 3)   (Class 3)    (Class 3)    (Class 3)   (Class 3)   (Class 3)
                      ----------  ----------  ---------  ----------  -----------  -----------  ----------  ----------  ----------
INCREASE (DECREASE)
  IN NET ASSETS:
From operations:
  Net investment
    income (loss)     $   16,322  $  (48,010) $ (2,647)  $  214,008  $   (48,709) $  (169,066) $  (16,801) $  (16,064) $  169,348
  Net realized gains
    (losses) from
    securities
      transactions       (42,824)    (73,090)  (65,744)    (241,519)    (343,244)  (1,740,005)   (105,788)    (45,859)   (602,190)
  Change in net
    unrealized
    appreciation
    (depreciation)
    of investments       400,191     672,073   211,266      973,651    2,966,435    4,726,408     551,642   1,146,054   1,631,244
                      ----------  ----------  --------   ----------  -----------  -----------  ----------  ----------  ----------
    Increase
      (decrease) in
      net assets
      from
      operations         373,689     550,973   142,875      946,140    2,574,482    2,817,337     429,053   1,084,131   1,198,402
                      ----------  ----------  --------   ----------  -----------  -----------  ----------  ----------  ----------
From capital
  transactions:
  Net proceeds from
   Units sold             51,426     249,725     5,122       95,765       63,732      308,552     103,578     408,984      66,632
  Cost of units
    redeemed            (154,510)   (259,185)  (44,905)    (167,806)    (750,462)    (680,908)    (92,452)   (283,125)   (543,800)
  Net transfers          130,743     691,699   (23,585)     359,011     (404,538)     259,297     150,944     636,211     173,468
  Contract
    maintenance
    charge                  (278)       (489)     (155)        (526)      (2,150)      (1,815)       (432)       (593)     (2,049)
                      ----------  ----------  --------   ----------  -----------  -----------  ----------  ----------  ----------
    Increase
      (decrease) in
      net assets
      from capital
      transactions        27,381     681,750   (63,523)     286,444   (1,093,418)    (114,874)    161,638     761,477    (305,749)
                      ----------  ----------  --------   ----------  -----------  -----------  ----------  ----------  ----------
Increase (decrease)
  in net assets          401,070   1,232,723    79,352    1,232,584    1,481,064    2,702,463     590,691   1,845,608     892,653
Net assets at
  beginning of
  period               1,371,857   2,602,783   572,672    2,126,355   10,202,829    9,864,933   1,500,606   3,526,622   7,919,481
                      ----------  ----------  --------   ----------  -----------  -----------  ----------  ----------  ----------
Net assets at end of
  period              $1,772,927  $3,835,506  $652,024   $3,358,939  $11,683,893  $12,567,396  $2,091,297  $5,372,230  $8,812,134
                      ==========  ==========  ========   ==========  ===========  ===========  ==========  ==========  ==========
ANALYSIS OF INCREASE
  (DECREASE) IN
  UNITS OUTSTANDING:
  Units sold               3,081      55,327       284        7,062        6,329       32,071      11,403      27,492       4,010
  Units redeemed          (9,461)    (58,688)   (2,135)     (10,795)     (71,268)     (60,269)    (10,968)    (15,960)    (27,238)
  Units transferred        8,013     159,513    (1,034)      25,445      (36,404)      47,030      16,562      46,884       7,458
                      ----------  ----------  --------   ----------  -----------  -----------  ----------  ----------  ----------
Increase (decrease)
  in units
  outstanding              1,633     156,152    (2,885)      21,712     (101,343)      18,832      16,997      58,416     (15,770)
Beginning units           99,132     610,496    32,766      162,434    1,062,717      985,627     192,620     229,069     403,274
                      ----------  ----------  --------   ----------  -----------  -----------  ----------  ----------  ----------
Ending units             100,765     766,648    29,881      184,146      961,374    1,004,459     209,617     287,485     387,504
                      ==========  ==========  ========   ==========  ===========  ===========  ==========  ==========  ==========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                                 Small &       Small                              Total
                        Mid-Cap       Real       Mid Cap      Company                Telecom     Return      Capital
                         Growth      Estate       Value        Value    Technology   Utility      Bond        Growth     Comstock
                       Portfolio   Portfolio    Portfolio    Portfolio   Portfolio  Portfolio   Portfolio    Portfolio  Portfolio
                       (Class 3)   (Class 3)    (Class 3)    (Class 3)   (Class 3)  (Class 3)   (Class 3)   (Class II)  (Class II)
                      ----------  -----------  -----------  ----------  ----------  ---------  -----------  ----------  ----------
INCREASE (DECREASE)
  IN NET ASSETS:
From operations:
  Net investment
    income (loss)     $  (57,766) $    21,142  $  (130,929) $  (42,151) $  (16,795)   $18,365  $    47,804  $   (7,485) $  180,791
  Net realized gains
    (losses) from
    securities
      transactions      (107,665)  (2,452,802)    (426,384)   (387,876)   (103,966)   (30,270)      68,637     (20,267)   (441,794)
  Change in net
    unrealized
    appreciation
    (depreciation)
    of investments     1,429,261    4,640,787    5,456,522   1,699,026     542,008    148,439      592,758     269,179   1,918,792
                      ----------  -----------  -----------  ----------  ----------   --------  -----------   ---------  ----------
    Increase
      (decrease) in
      net assets
      from
      operations       1,263,830    2,209,127    4,899,209   1,268,999     421,247    136,534      709,199     241,427   1,657,789
                      ----------  -----------  -----------  ----------  ----------   --------  -----------   ---------  ----------
From capital
  transactions:
  Net proceeds from
   Units sold             21,358      335,834      562,178     224,929      11,270     16,671    1,449,999         204     402,064
  Cost of units
    redeemed            (246,594)    (344,969)    (694,830)   (343,500)    (87,655)   (17,239)    (284,907)    (31,615)   (365,144)
  Net transfers         (125,105)       3,705     (298,985)    194,947     123,203    (43,550)   3,903,112      65,226     508,881
  Contract
    maintenance
    charge                  (768)      (1,457)      (2,768)       (777)       (317)      (183)        (896)        (98)     (1,175)
                      ----------  -----------  -----------  ----------  ----------   --------  -----------   ---------  ----------
    Increase
      (decrease) in
      net assets
      from capital
      transactions      (351,109)      (6,887)    (434,405)     75,599      46,501    (44,301)   5,067,308      33,717     544,626
                      ----------  -----------  -----------  ----------  ----------   --------  -----------   ---------  ----------
Increase (decrease)
  in net assets          912,721    2,202,240    4,464,804   1,344,598     467,748     92,233    5,776,507     275,144   2,202,415
Net assets at
  beginning of
  period               3,322,545    6,211,664   11,661,879   3,792,982     886,741    480,483    5,896,578     354,726   5,399,811
                      ----------  -----------  -----------  ----------  ----------   --------  -----------   ---------  ----------
Net assets at end of
  period              $4,235,266  $ 8,413,904  $16,126,683  $5,137,580  $1,354,489   $572,716  $11,673,085    $629,870  $7,602,226
                      ==========  ===========  ===========  ==========  ==========   ========  ===========   =========  ==========
ANALYSIS OF INCREASE
  (DECREASE) IN
  UNITS OUTSTANDING:
  Units sold               2,708       29,561       48,311      34,506       7,804      1,546       80,534          31      47,690
  Units redeemed         (29,737)     (23,479)     (53,694)    (50,958)    (53,318)    (1,517)     (12,543)     (4,094)    (39,565)
  Units transferred      (16,041)      32,206          409      43,944      67,538    (3,184)      182,838       9,425      67,494
                      ----------  -----------  -----------  ----------  ----------   --------  -----------   ---------  ----------
Increase (decrease)
  in units
  outstanding            (43,070)      38,288       (4,974)     27,492      22,024     (3,155)     250,829       5,362      75,619
Beginning units          486,422      451,145    1,039,983     625,812     651,042     43,804      277,340      62,558     625,183
                      ----------  -----------  -----------  ----------  ----------   --------  -----------   ---------  ----------
Ending units             443,352      489,433    1,035,009     653,304     673,066     40,649      528,169      67,920    700,802
                      ==========  ===========  ===========  ==========  ==========   ========  ===========   =========  ==========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                                              Government
                         Growth                                 & High
                          and       Diversified     Equity     Quality                LargeCap    LargeCap    MidCap      Money
                         Income    International    Income       Bond      Income       Blend      Growth      Blend      Market
                       Portfolio      Account       Account     Account    Account   Account II   Account     Account    Account
                       (Class II)    (Class 2)     (Class 2)  (Class 2)   (Class 2)   (Class 2)  (Class 2)   (Class 2)  (Class 2)
                      -----------  -------------  ----------  ---------   ---------  ----------  ---------  ----------  ---------
INCREASE (DECREASE)
  IN NET ASSETS:
From operations:
  Net investment
    income (loss)     $   339,954    $   9,714    $   32,685    $   187   $ 24,536    $   (235)   $   (545) $   (1,373) $  (4,424)
  Net realized gains
    (losses) from
    securities
      transactions       (730,564)     (34,634)     (207,107)       (48)    (5,957)     (6,937)       (176)   (128,285)        --
  Change in net
    unrealized
    appreciation
    (depreciation)
    of investments      4,054,509      120,949       314,676         18     27,656      28,145      10,585     510,514         --
                      -----------    ---------    ----------    -------   --------    --------    --------  ----------  ---------
    Increase
      (decrease) in
      net assets
      from
      operations        3,663,899       96,029       140,254        157     46,235      20,973       9,864     380,856     (4,424)
                      -----------    ---------    ----------    -------   --------    --------    --------  ----------  ---------
From capital
  transactions:
  Net proceeds from
   Units sold             596,536           --            --         --         --          --          --          --         --
  Cost of units
    redeemed           (1,154,164)     (22,585)     (207,138)    (2,471)   (66,235)     (3,625)       (627)   (250,353)  (594,581)
  Net transfers           684,465       (1,224)     (146,454)       217        576        (627)         --      (1,208)    57,797
  Contract
    maintenance
    charge                 (2,851)        (146)         (379)       (21)      (117)        (38)         (5)     (1,334)       (62)
                      -----------    ---------    ----------    -------   --------    --------    --------  ----------  ---------
    Increase
      (decrease) in
      net assets
      from capital
      transactions        123,986      (23,955)     (353,971)    (2,275)   (65,776)     (4,290)       (632)   (252,895)  (536,846)
                      -----------    ---------    ----------    -------   --------    --------    --------  ----------  ---------
Increase (decrease)
  in net assets         3,787,885       72,074      (213,717)    (2,118)   (19,541)     16,683       9,232     127,961   (541,270)
Net assets at
  beginning of
  period               14,909,895      398,229     1,255,089      3,903    328,247      78,807      39,948   1,559,723    720,242
                      -----------    ---------    ----------    -------   --------    --------    --------  ----------  ---------
Net assets at end of
  period              $18,697,780    $ 470,303    $1,041,372    $ 1,785   $308,706    $ 95,490    $ 49,180  $1,687,684  $ 178,972
                      ===========    =========    ==========    =======   ========    ========    ========  ==========  =========
ANALYSIS OF INCREASE
  (DECREASE) IN
  UNITS OUTSTANDING:
  Units sold               60,673           --            --         --         --          --          --          --         --
  Units redeemed         (104,629)      (4,362)      (29,695)      (341)    (8,956)       (748)       (111)    (33,706)   (98,768)
  Units transferred        88,822         (295)      (24,301)        31         49         (98)         --        (196)     9,695
                      -----------    ---------    ----------    -------    -------    --------    --------  ----------  ---------
Increase (decrease)
  in units
  outstanding              44,866       (4,657)      (53,996)      (310)    (8,907)       (846)       (111)    (33,902)   (89,073)
Beginning units         1,453,484       86,227       182,583        555     46,657      17,631       8,350     237,021    119,261
                      -----------    ---------    ----------    -------    -------    --------    --------  ----------  ---------
Ending units            1,498,350       81,570       128,587        245     37,750      16,785       8,239     203,119     30,188
                      ===========    =========    ==========    =======    =======    ========    ========  ==========  =========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                        Principal      Real                       SAM           SAM          SAM        SAM       Short-    SmallCap
                         Capital      Estate        SAM      Conservative  Conservative   Flexible   Strategic     Term     Growth
                      Appreciation  Securities    Balanced     Balanced       Growth       Income      Growth     Income    Account
                         Account      Account    Portfolio     Portfolio     Portfolio    Portfolio  Portfolio   Account       II
                        (Class 2)    (Class 2)   (Class 2)     (Class 2)     (Class 2)    (Class 2)  (Class 2)  (Class 2)  (Class 2)
                      ------------  ----------  -----------  ------------  ------------  ----------  ---------  ---------  ---------
INCREASE (DECREASE)
  IN NET ASSETS:
From operations:
  Net investment
    income (loss)      $  (2,584)     $   323   $   194,425   $   9,129     $   42,870   $   28,925   $  4,550   $  2,430  $   (308)
  Net realized gains
    (losses) from
    securities
    transactions         (56,709)      (4,296)     (465,921)   (103,353)       (54,418)    (127,336)     1,116         58    (3,549)
  Change in net
    unrealized
    appreciation
    (depreciation)
    of investments       151,883        8,596     2,117,543     152,965        292,776      255,219     50,258        995     8,671
                       ---------      -------   -----------   ---------     ----------   ----------   --------   --------  --------
    Increase
      (decrease) in
      net assets
      from
      operations          92,590        4,623     1,846,047      58,741        281,228      156,808     55,924      3,483     4,814
                       ---------      -------   -----------   ---------     ----------   ----------   --------   --------  --------
From capital
  transactions:
  Net proceeds from
    Units sold                --           --            --          --            226           --         --         --        --
  Cost of units
    redeemed            (106,774)      (1,061)   (1,910,973)   (357,883)      (140,282)    (313,397)    (1,987)    (3,169)  (11,762)
  Net transfers          (18,474)        (957)      462,660     (82,693)      (204,884)    (132,497)       724    100,737       135
  Contract
    maintenance
    charge                  (117)         (17)       (4,765)       (359)          (586)        (622)      (107)       (74)      (18)
                       ---------      -------   -----------   ---------     ----------   ----------   --------   --------  --------
    Increase
      (decrease) in
      net assets
      from capital
      transactions      (125,365)      (2,035)   (1,453,078)   (440,935)      (345,526)    (446,516)    (1,370)    97,494   (11,645)
                       ---------      -------   -----------   ---------     ----------   ----------   --------   --------  --------
Increase (decrease)
  in net assets          (32,775)       2,588       392,969    (382,194)       (64,298)    (289,708)    54,554    100,977    (6,831)
Net assets at
  beginning of
  period                 456,753       20,469     9,843,630     649,805      1,573,396    1,280,792    223,739     41,025    20,944
                       ---------      -------   -----------   ---------     ----------   ----------   --------   --------  --------
Net assets at end of
  period               $ 423,978      $23,057   $10,236,599   $ 267,611     $1,509,098   $  991,084   $278,293   $142,002  $ 14,113
                       =========      =======   ===========   =========     ==========   ==========   ========   ========  ========
ANALYSIS OF INCREASE
  (DECREASE) IN
  UNITS OUTSTANDING:
  Units sold                  --           --            --          --             29           --         --         --        --
  Units redeemed         (12,214)        (103)     (240,714)    (58,917)       (17,640)     (42,795)      (247)      (460)   (2,527)
  Units transferred       (2,314)         (99)       56,917     (12,224)       (29,474)     (18,657)        89     14,189        32
                       ---------      -------   -----------   ---------     ----------   ----------   --------   --------  --------
Increase (decrease)
  in units
  outstanding            (14,528)        (202)     (183,797)    (71,141)       (47,085)     (61,452)      (158)    13,729    (2,495)
Beginning units           53,444        1,822     1,283,256     107,666        211,521      175,382     29,030      6,234     5,213
                       ---------      -------   -----------   ---------     ----------   ----------   --------   --------  --------
Ending units              38,916        1,620     1,099,459      36,525        164,436      113,930     28,872     19,963     2,718
                       =========      =======   ===========   =========     ==========   ==========   ========   ========  ========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                  Columbia
                      Columbia    Marsico
                         High     Focused
                        Yield     Equities                                                                                MTB
                        Fund,      Fund,       Asset       Global                   Growth-      Growth      Mid Cap     Large
                       Variable   Variable  Allocation     Growth       Growth       Income    and Income     Value       Cap
                        Series     Series      Fund         Fund         Fund         Fund      Portfolio   Portfolio   Growth
                      (Class A)  (Class A)   (Class 2)   (Class 2)    (Class 2)    (Class 2)   (Class VC)  (Class VC)   Fund II
                      ---------  ---------  ----------  -----------  -----------  -----------  ----------  ----------  --------
INCREASE (DECREASE)
  IN NET ASSETS:
From operations:
  Net investment
    income (loss)      $ 20,400   $ (4,599) $   28,299  $    (6,471) $   (76,777) $    19,955  $  (40,434)  $    (507) $   (316)
  Net realized gains
    (losses) from
    securities
    transactions         (6,238)   (28,967)    (70,716)    (458,203)  (1,000,819)    (975,787)   (404,219)    (18,982)  (30,384)
  Change in net
    unrealized
    appreciation
    (depreciation)
    of investments       66,797    154,998     451,588    3,911,701    4,113,729    3,962,568   1,944,029      60,485    30,412
                       --------   --------  ----------  -----------  -----------  -----------  ----------   ---------  --------
    Increase
      (decrease) in
      net assets
      from
      operations         80,959    121,432     409,171    3,447,027    3,036,133    3,006,736   1,499,376      40,996      (288)
                       --------   --------  ----------  -----------  -----------  -----------  ----------   ---------  --------
From capital
  transactions:
  Net proceeds from
    Units sold            2,281      5,000      18,386       23,032       28,372       28,946     292,189         226        --
  Cost of units
    redeemed             (7,056)   (23,738)   (114,741)    (842,084)    (711,105)    (920,985)   (306,114)    (16,049)   (1,381)
  Net transfers          45,618     (4,628)    102,800   (1,055,811)    (764,530)    (640,918)    576,971      28,537   (68,183)
  Contract
    maintenance
    charge                  (53)      (144)       (484)      (2,223)      (2,102)      (2,371)     (1,592)       (127)      (12)
                       --------   --------  ----------  -----------  -----------  -----------  ----------   ---------  --------
    Increase
      (decrease) in
      net assets
      from capital
      transactions       40,790    (23,510)      5,961   (1,877,086)  (1,449,365)  (1,535,328)    561,454      12,587   (69,576)
                       --------   --------  ----------  -----------  -----------  -----------  ----------   ---------  --------
Increase (decrease)
  in net assets         121,749     97,922     415,132    1,569,941    1,586,768    1,471,408   2,060,830      53,583   (69,864)
Net assets at
  beginning of
  period                171,563    475,471   1,654,437    9,375,646    9,108,184   11,399,496   7,912,037     136,788    69,864
                       --------   --------  ----------  -----------  -----------  -----------  ----------   ---------  --------
Net assets at end of
  period               $293,312   $573,393  $2,069,569  $10,945,587  $10,694,952  $12,870,904  $9,972,867   $ 190,371  $     --
                       ========   ========  ==========  ===========  ===========  ===========  ==========   =========  ========
ANALYSIS OF INCREASE
  (DECREASE) IN
  UNITS OUTSTANDING:
  Units sold                183        512       1,483        1,393        2,151        2,232      33,849          24        --
  Units redeemed           (481)    (2,797)     (8,641)     (48,025)     (51,133)     (73,419)    (34,492)     (1,620)     (251)
  Units transferred       3,266       (621)      9,532      (59,032)     (58,714)     (54,574)     72,914       3,187   (10,810)
                       --------   --------  ----------  -----------  -----------  -----------  ----------   ---------  --------
Increase (decrease)
  in units
  outstanding             2,968     (2,906)      2,374     (105,664)    (107,696)    (125,761)     72,271       1,591   (11,061)
Beginning units          14,606     61,746     135,339      625,386      736,241      979,919     912,391      14,663    11,061
                       --------   --------  ----------  -----------  -----------  -----------  ----------   ---------  --------
Ending units             17,574     58,840     137,713      519,722      628,545      854,158     984,662      16,254        --
                       ========   ========  ==========  ===========  ===========  ===========  ==========   =========  ========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                                                                      Franklin
                                     MTB          MTB          MTB                 Templeton VIP
                                   Managed      Managed      Managed    Franklin      Founding
                      MTB Large  Allocation   Allocation   Allocation    Income        Funds
                         Cap       Fund -       Fund -       Fund -    Securities    Allocation
                        Value    Aggressive  Conservative   Moderate      Fund          Fund
                       Fund II    Growth II    Growth II    Growth II   (Class 2)    (Class 2)
                      ---------  ----------  ------------  ----------  ----------  -------------
INCREASE (DECREASE)
  IN NET ASSETS:
From operations:
  Net investment
    income (loss)     $    (116)  $    (495)   $    (57)   $  (1,805)  $   76,616    $   25,059
  Net realized gains
    (losses) from
    securities
    transactions       (107,646)   (108,961)     (5,236)     (27,197)     (51,088)     (171,723)
  Change in net
    unrealized
    appreciation
    (depreciation)
    of investments       98,243      90,902       3,706       50,183      369,900       630,067
                      ---------   ---------    --------    ---------   ----------    ----------
    Increase
      (decrease) in
      net assets
      from
      operations         (9,519)    (18,554)     (1,587)      21,181      395,428       483,403
                      ---------   ---------    --------    ---------   ----------    ----------
From capital
  transactions:
  Net proceeds from
    Units sold               --          --          --           --      129,779        27,364
  Cost of units
    redeemed             (1,370)       (322)        (39)        (879)     (39,942)      (57,140)
  Net transfers        (147,049)    (95,442)    (17,029)     (11,538)     527,992       364,784
  Contract
    maintenance
    charge                   (9)         --          --          (32)        (297)         (470)
                      ---------   ---------    --------    ---------   ----------    ----------
    Increase
      (decrease) in
      net assets
      from capital
      transactions     (148,428)    (95,764)    (17,068)     (12,449)     617,532       334,538
                      ---------   ---------    --------    ---------   ----------    ----------
Increase (decrease)
  in net assets        (157,947)   (114,318)    (18,655)       8,732    1,012,960       817,941
Net assets at
  beginning of
  period                157,947     114,318      18,655      127,133      831,032     1,542,126
                      ---------   ---------    --------    ---------   ----------    ----------
Net assets at end of
  period              $      --   $      --    $     --    $ 135,865   $1,843,992    $2,360,067
                      =========   =========    ========    =========   ==========    ==========
ANALYSIS OF INCREASE
  (DECREASE)
  IN UNITS
  OUTSTANDING:
  Units sold                 --          --          --           --       15,515         3,278
  Units redeemed           (261)        (63)         (5)        (117)      (5,024)       (7,859)
  Units transferred     (27,013)    (18,682)     (2,272)      (2,272)      67,549        49,691
                      ---------   ---------    --------    ---------   ----------    ----------
Increase (decrease)
  in units
  outstanding           (27,274)    (18,745)     (2,277)      (2,389)      78,040        45,110
Beginning units          27,274      18,745       2,277       17,532      118,076       233,058
                      ---------   ---------    --------    ---------   ----------    ----------
Ending units                 --          --          --       15,143      196,116       278,168
                      =========   =========    ========    =========   ==========    ==========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     FS Variable Separate Account of First SunAmerica Life Insurance Company (the "Separate Account") is an investment account of First SunAmerica Life Insurance Company (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of SAFG Retirement Services, Inc. (formerly known as AIG Retirement Services, Inc.), the retirement services and asset management organization within American International Group, Inc. ("American International Group"). American International Group is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management. AIG Retirement Services, Inc. changed its name to SAFG Retirement Services, Inc. on June 10, 2010. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

     The Separate Account offers the following variable annuity products: FSA Advisor, FSA Polaris, FSA Polaris II, FSA Polaris II A-Class Platinum Series, FSA Polaris Advantage, FSA Polaris Choice, FSA Polaris Choice III, FSA Polaris Platinum III, FSA Polaris Preferred Solution, and FSA WM Diversified Strategies III.

     The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is SunAmerica Capital Services, Inc., an affiliate of the Company, except for FSA WM Diversified Strategies III, for which the distributor is Principal Funds Distributor, Inc. No underwriting fees are paid in connection with the distribution of these contracts.

     The Separate Account is composed of a total of 106 variable portfolios of different classes (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the following: (1) the ten currently available Class 1 and Class 3 investment portfolios of the Anchor Series Trust (the "Anchor Trust"), (2) the sixty currently available Class 1 and Class 3 investment portfolios of the SunAmerica Series Trust (the "SunAmerica Trust"), (3) the three currently available Series II investment portfolios of the Invesco Variable Insurance Funds (the "Invesco Funds"),
     (4) the seventeen currently available Class 2 investment portfolios of the Principal Variable Contracts Funds, Inc. (the "Principal Funds"), (5) the two currently available Class A investment portfolios of the Columbia Funds Variable Insurance Trust I (the "Columbia Trust I"), (6) the four currently available Class 2 investment portfolios of American Funds Insurance Series (the "American Series"), (7) the two currently available Class VC investment portfolio of the Lord Abbett Series Fund, Inc. (the "Lord Abbett Fund"), (8) the one currently available investment portfolio of the MTB Group of Funds (the "MTB Trust"), (9) the two currently available Class 2 investment portfolios of the Franklin Templeton Variable Insurance Products Trust (the "Franklin Templeton Trust"), or (10) the five currently available Class 3 investment

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION (continued)

     portfolios of the Seasons Series Trust (the "Seasons Trust"). The primary difference between the classes of the Variable Accounts is that the Class 3 shares in the Anchor Trust, the SunAmerica Trust, and the Seasons Trust, the Class 2 shares in the American Series and the Principal Funds, the shares in the MTB Trust, the Class 2 shares in the Franklin Templeton Trust, and the Class II shares in the Invesco Funds are subject to 12b-1 fees of 0.25%, of each classes' average daily net assets, while the Class 1 shares are not subject to 12b-1 fees. The Class VC share of the Lord Abbett Fund and the Class A shares of the Columbia Trust I are not subject to 12b-1 fees. The American Series, the Anchor Trust, the Lord Abbett Fund, the SunAmerica Trust, the Invesco Funds, the Principal Funds, the Columbia Trust I, the MTB Trust, the Franklin Templeton Trust, and the Seasons Trust (collectively referred to as the "Trusts") are diversified, open-ended investment companies, which retain investment advisers to assist in their investment activities. The Anchor Trust, SunAmerica Trust, and Seasons Trust are affiliated investment companies. The contractholder may elect to have payments allocated to one of the offered guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by contractholders to the Variable Accounts and do not include balances allocated to the General Account.

     Prior to June 30, 2009, the Principal Capital Appreciation Account was formerly named West Coast Equity Account.

     On October 23, 2009 the MidCap Stock Account of the Principal Funds was merged with and into the MidCap Blend Account. On that date, all assets and liabilities of the MidCap Stock Account were transferred to the MidCap Blend Account in exchange for shares of the MidCap Blend Account with the same net assets value as the net assets transferred. The unit value of each Variable Account remained the same and the merger was a tax-free reorganization.

     One June 1, 2010, the portfolios of the Van Kampen Life Investment Trust (the "Van Kampen Trust") were reorganized into the Invesco Funds. On that date, the Variable Accounts that invested in portfolios of the Van Kampen Trust exchanged their shares in the portfolios of the Van Kampen Trust for shares with an equal value in similar portfolios of the Invesco Funds. The predecessor and current portfolios before and after the changes are listed below.

Predecessor Van Kampen Trust Portfolio   Current Invesco Funds Portfolio
--------------------------------------   ----------------------------------------------
Capital Growth Portfolio                 Invesco Van Kampen V.I. Capital Growth Fund
Comstock Portfolio                       Invesco Van Kampen V.I. Comstock Fund
Growth and Income Portfolio              Invesco Van Kampen V.I. Growth and Income Fund

     Prior to July 16, 2010, the Government & High Quality Bond Account was formerly named Mortgage Securities Account.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trusts as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on a first-in, first-out basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

     FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

     USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

     RESERVES FOR CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: Net assets allocated to contracts in the payout period are based on the Annuity 2000 Mortality Table, the 1971 Individual Mortality Table and the 1983(a) Individual Mortality Table depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments for all products.

     The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of the annuitant than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. The mortality risk during the year did not result in greater longevity of the annuitant than expected. Therefore, there were no transfers to the Separate Accounts by the Company during each of the two fiscal years.

     Annuity benefit payments are recorded as cost of units redeemed in the accompanying Statement of Changes in Net Assets.

     RECENT ACCOUNTING PRONOUNCEMENTS: In June 2009, the Financial Accounting Standards Board ("FASB") issued the FASB Accounting Standards Codification (Codification). The

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

     Codification will become the single source for all authoritative GAAP recognized by the FASB to be applied for financial statements issued for periods ending after September 15, 2009. The Codification does not change GAAP and will not have an affect on the Statement of Assets and Liabilities, Schedule of Portfolio Investments, Statement of Operations, and Statement of Changes in Net Assets.

3.   FAIR VALUE MEASUREMENTS

     Assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

     Level 1--Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

     Level 2--Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

     Level 3--Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include fixed maturities.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   FAIR VALUE MEASUREMENTS (continued)

     The Separate Account assets measured at fair value as of December 31, 2010 consist of investments in trusts, which are registered and open-end mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. The Separate Account had no liabilities as of December 31, 2010. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2010, and indicating the levels of the fair value measurement based on the levels of the inputs used. As all assets of the Separate Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2010, is presented.

4.   CHARGES AND DEDUCTIONS

     Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

     WITHDRAWAL CHARGE: Each contract provides that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the contracts, with a maximum charge of up to 9% of any amount withdrawn that exceeds the free withdrawal amount, and are recorded as cost of units redeemed in the accompanying Statement of Changes in Net Assets. There are no withdrawal charges under the FSA Advisor contract.

     CONTRACT MAINTENANCE CHARGE: An annual contract maintenance charge of $30 or $35 (which may vary based on State) is charged against certain contracts, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance fee will be assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge will be assessed as of the date of surrender, and deducted from that withdrawal. The contract maintenance charge is recorded as a charge in the accompanying Statement of Changes in Net Assets. There are no contract maintenance charges under the FSA Advisor contract.

     SEPARATE ACCOUNT ANNUAL CHARGE: The Separate Account deducts a separate account annual charge comprised of mortality and expense risk charges and distribution expense charges, computed on a daily basis. Separate account annual charges are recorded as a charge in the Statement of Operations. The total annual rates of the net asset value of each portfolio, depending on any optional death benefits elected for each product, is as follows: FSA Advisor 1.52%; FSA Polaris 1.52%; FSA Polaris II 1.52%; FSA Polaris II A-Class

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   CHARGES AND DEDUCTIONS (continued)

     Platinum Series 0.85%; FSA Polaris Advantage 1.65% or 1.90%; FSA Polaris Choice 1.52% or 1.72%; FSA Polaris Choice III 1.52% or 1.77%; FSA Polaris Platinum III 1.30% or 1.55%; FSA Polaris Preferred Solution 1.00%, 1.15%, 1.25%, 1.40%, 1.55%, 1.65% or 1.80%; FSA WM Diversified Strategies III 1.55% or 1.70%. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract. The distribution expense is deducted at an annual rate of 0.15% of the net asset value of each portfolio and is included in the respective separate account annual charge rate. This is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the loss.

     TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas), depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as cost of units redeemed in the accompanying Statement of Changes in Net Assets.

     CAPITAL PROTECTOR FEE: The optional Capital Protector Program offered in FSA Polaris II, FSA Polaris Advantage, FSA Polaris Choice, FSA Polaris Choice III, FSA Polaris Preferred Solution and FSA WM Diversified Strategies III, provides a guaranteed minimum contract value at the end of an applicable waiting period. The annual fee ranges from 0.25% to 0.65% of the contract value minus purchase payments received after the 90th day from the contract issue date. The fee is deducted quarterly from the contract value during the waiting period, and is recorded as cost of units redeemed in the accompanying Statement of Changes in Net Assets.

     MARKETLOCK, MARKETLOCK FOR TWO, INCOME REWARDS, MARKETLOCK FOR LIFE PLUS, MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE FEE: The optional MarketLock, MarketLock for Two, Income Rewards, MarketLock for Life Plus, MarketLock Income Plus and MarketLock for Life features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period. The MarketLock feature is offered in FSA Polaris II, FSA Polaris Choice, FSA WM Diversified Strategies III, FSA Polaris Choice III, FSA Polaris II A-Class Platinum Series, FSA Polaris Advantage and FSA Polaris Preferred Solution. The MarketLock for Two feature is offered in FSA Polaris II, FSA Polaris Choice, FSA WM Diversified Strategies III, FSA Polaris Choice III, and FSA Polaris Preferred Solution. The Income Rewards feature is offered in FSA Polaris II, FSA Polaris Choice, FSA WM Diversified Strategies III, FSA Polaris Choice III, and FSA Polaris Preferred Solution. The annual fee ranges from 0.50% to 0.65% for MarketLock, 0.40% for MarketLock for Two prior to the first withdrawal and 0.80% after the first withdrawal and 0.65% for Income Rewards in years 0-7 and 0.45% in years 8-10, of the

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   CHARGES AND DEDUCTIONS (continued)

     Maximum Anniversary Value Benefit Base, deducted quarterly from the contract value and is recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Maximum Anniversary Value Benefit Base is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals.

     The MarketLock for Life Plus feature is offered in FSA Polaris II, FSA Polaris Choice III, FSA Polaris Advantage, FSA Polaris Platinum III, FSA Polaris II A-Class Platinum Series, and FSA Polaris Preferred Solution. The annual fee ranges from 0.65% to 0.95% for one covered person and from 0.90% to 1.25% for two covered persons, of the Maximum Anniversary Value Benefit Base, deducted quarterly from the contract value and recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Maximum Anniversary Value Benefit Base for MarketLock for Life Plus is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year plus a bonus, if eligible, or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments.

     The MarketLock Income Plus feature is offered in FSA Polaris II, FSA Polaris Choice III, FSA Polaris Platinum III, FSA Polaris Advantage, FSA Polaris II A-Class Platinum Series, and FSA Polaris Preferred Solution. The annual fee ranges from 0.85% to 1.10% for one covered person and from 1.10% to 1.35% for two covered persons, of the Maximum Anniversary Value Benefit Base, deducted quarterly from the contract value and recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Maximum Anniversary Value Benefit Base for MarketLock Income Plus is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year plus a bonus, if eligible, or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments.

     The MarketLock For Life feature is offered in FSA Polaris II, FSA Polaris Choice III, FSA Polaris Platinum III, FSA Polaris II A-Class Platinum Series, FSA Polaris Advantage, and FSA Polaris Preferred Solution. The annual fee is 0.70% for one covered person and 0.95% for two covered persons, of the Maximum Anniversary Value Benefit Base, deducted quarterly from the contract value and recorded as cost of units redeemed in the accompanying Statement of Changes in Net Assets. The Maximum Anniversary Value Benefit Base for MarketLock for Life is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   CHARGES AND DEDUCTIONS (continued)

     SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER FEE: The optional SunAmerica Income Plus and SunAmerica Income Builder features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period. The SunAmerica Income Plus and SunAmerica Income Builder features are offered in FSA Polaris Platinum III, FSA Polaris Choice III, FSA Polaris Advantage and FSA Polaris Preferred Solution. The annual fee is initially 2.20% for one covered person and 2.70% for two covered persons, of the Maximum Anniversary Value Benefit Base, deducted quarterly from the contract value and recorded as cost of units redeemed in the accompanying Statement of Changes in Net Assets. The fee may change after the first year based on an index of market volatility. The Maximum Anniversary Value Benefit Base is calculated as the greater of eligible purchase payments received during the first five years, adjusted for withdrawals plus a credit, if eligible, or the maximum anniversary date contract value.

     PREMIUM TAXES: Certain states charge the Company a premium tax on purchase payments up to a maximum of 3.5%. Some states assess premium taxes at the time purchase payments are made; whereas some states assess premium taxes at the time annuity payments begin or at the time of surrender. There are certain states that do not assess premium taxes. The Company currently deducts premium taxes upon annuitization; however, it reserves the right to deduct any premium taxes when a purchase payment is made or upon surrender of the contract. Premium taxes are deducted from purchases when a contract annuitizes in the Statement of Changes in Net Assets.

     SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

5.   PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of the Trusts' shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2010 consist of the following:

                                                           Cost of Shares   Proceeds from
Variable Accounts                                             Acquired       Shares Sold
-----------------                                          --------------   -------------
ANCHOR TRUST:
Asset Allocation Portfolio (Class 1)                       $      191,895   $     852,866
Capital Appreciation Portfolio (Class 1)                          207,071       2,322,292
Government and Quality Bond Portfolio (Class 1)                   764,297       2,789,209
Growth Portfolio (Class 1)                                        132,625       1,502,979

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                                           Cost of Shares   Proceeds from
Variable Accounts                                             Acquired       Shares Sold
-----------------                                          --------------   -------------
ANCHOR TRUST (continued):
Natural Resources Portfolio (Class 1)                      $      603,211   $     978,727
Asset Allocation Portfolio (Class 3)                              391,889         218,870
Capital Appreciation Portfolio (Class 3)                        1,537,457       2,584,485
Government and Quality Bond Portfolio (Class 3)                 6,529,310       5,420,108
Growth Portfolio (Class 3)                                        278,313       1,215,427
Natural Resources Portfolio (Class 3)                           1,114,956       1,504,581
SUNAMERICA TRUST:
Aggressive Growth Portfolio (Class 1)                      $       41,309   $     424,001
Alliance Growth Portfolio (Class 1)                               223,281       2,162,411
Balanced Portfolio (Class 1)                                      128,045         814,239
 Blue Chip Growth Portfolio (Class 1)                             115,569         302,952
Capital Growth Portfolio (Class 1)                                 17,665         170,124
Cash Management Portfolio (Class 1)                             2,023,344       3,738,596
Corporate Bond Portfolio (Class 1)                                688,584       1,561,455
Davis Venture Value Portfolio (Class 1)                           213,625       3,035,663
"Dogs" of Wall Street Portfolio (Class 1)                         163,578         205,695
Emerging Markets Portfolio (Class 1)                              155,129         672,645
Equity Opportunities Portfolio (Class 1)                           41,618       1,046,311
Fundamental Growth Portfolio (Class 1)                             20,523         707,719
Global Bond Portfolio (Class 1)                                   427,708         684,310
Global Equities Portfolio (Class 1)                               179,874         452,521
Growth Opportunities Portfolio (Class 1)                           35,852         123,360
Growth-Income Portfolio (Class 1)                                  90,680       1,243,578
High-Yield Bond Portfolio (Class 1)                             1,000,190       1,534,661
International Diversified Equities Portfolio (Class 1)            199,749         552,986
International Growth and Income Portfolio (Class 1)               168,672         711,285
MFS Massachusetts Investors Trust Portfolio (Class 1)              69,383         675,231
MFS Total Return Portfolio (Class 1)                              276,028       1,686,315
Mid-Cap Growth Portfolio (Class 1)                                 34,941         585,022
Real Estate Portfolio (Class 1)                                   222,809         495,886
Technology Portfolio (Class 1)                                     51,687          89,456

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                                           Cost of Shares   Proceeds from
Variable Accounts                                             Acquired       Shares Sold
-----------------                                          --------------   -------------
SUNAMERICA TRUST (continued):
Telecom Utility Portfolio (Class 1)                        $       45,744   $     272,558
Total Return Bond Portfolio (Class 1)                             439,629         405,779
Aggressive Growth Portfolio (Class 3)                             425,374         297,776
Alliance Growth Portfolio (Class 3)                               294,634       1,340,545
American Funds Asset Allocation SAST Portfolio (Class 3)          588,412         139,341
American Funds Global Growth SAST Portfolio (Class 3)           3,865,843         916,425
American Funds Growth SAST Portfolio (Class 3)                  1,516,977         716,497
American Funds Growth-Income SAST Portfolio (Class 3)             835,364         678,005
Balanced Portfolio (Class 3)                                      150,408         139,540
Blue Chip Growth Portfolio (Class 3)                              904,146         254,027
 Capital Growth Portfolio (Class 3)                               243,622         353,038
Cash Management Portfolio (Class 3)                             3,168,538       7,770,323
Corporate Bond Portfolio (Class 3)                              5,768,107       4,156,160
Davis Venture Value Portfolio (Class 3)                         2,022,510       2,865,266
"Dogs" of Wall Street Portfolio (Class 3)                         227,263         184,819
Emerging Markets Portfolio (Class 3)                            1,725,452       1,926,529
Equity Opportunities Portfolio (Class 3)                           27,253         268,692
Foreign Value Portfolio (Class 3)                               4,763,866       2,284,893
Fundamental Growth Portfolio (Class 3)                            240,848         712,268
Global Bond Portfolio (Class 3)                                 2,461,554       1,456,269
Global Equities Portfolio (Class 3)                               595,295         344,044
Growth Opportunities Portfolio (Class 3)                        1,358,143         759,669
Growth-Income Portfolio (Class 3)                                  21,395          74,590
High-Yield Bond Portfolio (Class 3)                             1,208,063         576,950
International Diversified Equities Portfolio (Class 3)          1,055,241       1,646,831
International Growth and Income Portfolio (Class 3)             1,678,006       2,001,312
Marsico Focused Growth Portfolio (Class 3)                        572,907         258,377
MFS Massachusetts Investors Trust Portfolio (Class 3)           2,226,739         632,118
MFS Total Return Portfolio (Class 3)                              819,711         965,584
Mid-Cap Growth Portfolio (Class 3)                                806,040         666,232

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                                           Cost of Shares   Proceeds from
Variable Accounts                                             Acquired       Shares Sold
-----------------                                          --------------   -------------
SUNAMERICA TRUST (continued):
Real Estate Portfolio (Class 3)                            $    1,860,822   $   1,565,801
Small & Mid Cap Value Portfolio (Class 3)                       3,692,671       3,741,653
Small Company Value Portfolio (Class 3)                         1,559,231       1,194,118
Technology Portfolio (Class 3)                                    154,122         184,194
Telecom Utility Portfolio (Class 3)                               116,787         146,030
Total Return Bond Portfolio (Class 3)                           9,363,409       2,645,537
INVESCO FUNDS (Series II):
Invesco Van Kampen V.I. Capital Growth Fund                $      622,145   $     340,008
Invesco Van Kampen V.I. Comstock Fund                           2,052,931       1,111,571
Invesco Van Kampen V.I. Growth and Income Fund                  2,934,510       2,761,542
PRINCIPAL FUND, INC. (Class 2):
Diversified International Account                          $        5,543   $      49,686
Equity Income Account                                              27,921         265,595
Government & High Quality Bond Account                              9,415              89
Income Account                                                     57,943          66,973
LargeCap Blend Account II                                           2,498          10,680
LargeCap Growth Account                                                 0          11,737
MidCap Blend Account                                               57,842         470,456
Money Market Account                                              159,603         133,575
Principal Capital Appreciation Account                             12,077          96,898
Real Estate Securities Account                                        437          15,636
SAM Balanced Portfolio                                            429,818       2,044,448
SAM Conservative Balanced Portfolio                                99,872          25,084
SAM Conservative Growth Portfolio                                  53,266         208,722
SAM Flexible Income Portfolio                                      52,420         286,822
SAM Strategic Growth Portfolio                                      7,029          34,977
Short-Term Income Account                                           2,257         106,259
SmallCap Growth Account II                                            123           8,148
COLUMBIA TRUST I (Class A):
Columbia High Yield Fund, Variable Series                  $       98,000   $      79,950

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                                           Cost of Shares   Proceeds from
Variable Accounts                                             Acquired       Shares Sold
-----------------                                          --------------   -------------
COLUMBIA TRUST I (Class A) (continued):
Columbia Marsico Focused Equities Fund, Variable Series    $       21,134   $     110,898
AMERICAN SERIES (Class 2):
Asset Allocation Fund                                      $       51,484   $     213,010
Global Growth Fund                                                520,998       1,734,914
Growth Fund                                                       387,985       1,366,742
Growth-Income Fund                                                372,152       1,613,535
LORD ABBETT FUND (Class VC):
Growth and Income Portfolio                                $    1,310,561   $   1,500,223
Mid Cap Value Portfolio                                            28,291          61,657
MTB TRUST:
MTB Managed Allocation Fund - Moderate Growth II           $       13,182   $      42,443
FRANKLIN TEMPLETON TRUST (Class 2):
Franklin Income Securities Fund                            $    1,234,352   $     278,699
Franklin Templeton VIP Founding Funds Allocation Fund             591,037         189,717
SEASONS TRUST (Class 3):
Allocation Balanced Portfolio (1)                          $    1,793,503   $     124,124
Allocation Growth Portfolio (1)                                   188,147           7,870
Allocation Moderate Portfolio (1)                               1,913,261         353,535
Allocation Moderate Growth Portfolio (1)                          954,531          14,297
Real Return Portfolio (1)                                       2,955,081         175,455

(1)  For the period from January 19, 2010 (inception) to December 31, 2010.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   OTHER MATTERS

     On March 8, 2010, American International Group announced a definitive agreement for the sale of American Life Insurance Company ("ALICO"), one of the world's largest and most diversified international life insurance companies, to MetLife, Inc. ("MetLife") for approximately $15.5 billion, including $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The ALICO sale closed on November 1, 2010. The fair value of the consideration at closing was approximately $16.2 billion.

     American International Group closed the sale of a portion of its asset management business to Pacific Century Group at the end of March 2010, and the divested portion of the asset management business has been branded as PineBridge Investments. In connection with the closing of the sale, the Company's investment advisory agreement previously entered into with AIG Global Investment Corp. was assigned to AIG Asset Management (U.S.), LLC ("AMG"), an American International Group affiliate, and the majority of the Company's invested assets are currently managed by AMG.

     On September 30, 2010, American International Group entered into an agreement-in-principle with the U.S. Department of the Treasury (the "Department of the Treasury"), the Federal Reserve Bank of New York (the "New York Fed"), and the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), for a series of integrated transactions to recapitalize American International Group (the "Recapitalization"). American International Group completed the Recapitalization on January 14, 2011 (see note 7).

     On October 29, 2010, American International Group completed an initial public offering of 8.08 billion ordinary shares of AIA Group Limited for aggregate gross proceeds of approximately $20.51 billion. Upon completion of the initial public offering, American International Group owned approximately thirty-three percent of AIA Group Limited's outstanding shares.

     Additional information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding American International Group as described in these footnotes is qualified by regulatory filings American International Group files from time to time with the SEC.

7.   SUBSEQUENT EVENTS

     On January 14, 2011, American International Group completed the Recapitalization with the New York Fed, the Department of the Treasury, and the Trust. As part of the Recapitalization, American International Group repaid to the New York Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under American International Group's revolving credit facility with the New York Fed (the "New York Fed

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

7.   SUBSEQUENT EVENTS (continued)

     credit facility"), and the New York Fed credit facility was terminated. In addition, (i) the shares of American International Group's Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share, held by the Trust were exchanged for 562,868,096 shares of American International Group common stock and were subsequently transferred by the Trust to the Department of the Treasury; (ii) the shares of American International Group's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for 924,546,133 shares of American International Group common stock; and (iii) the shares of American International Group's Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for
     (a) preferred interests in two special purpose vehicles, (b) 20,000 shares of American International Group's Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share, a new series of TARP preferred stock, and (c) 167,623,733 shares of American International Group common stock. As a result of the Recapitalization, the Department of the Treasury held 1,655,037,962 shares of newly issued American International Group common stock, representing ownership of approximately 92 percent of the outstanding American International Group common stock at December 31, 2010. After the share exchange and distribution were completed, the Trust terminated pursuant to the terms and conditions of the agreement that established the Trust. It is expected that over time the Department of the Treasury will sell its shares of American International Group common stock on the open market.

     On March 10, 2011, American International Group submitted a binding bid to the New York Fed to purchase all of the residential mortgage backed securities ("RMBS") owned by Maiden Lane II LLC for $15.7 billion in cash. If the New York Fed accepted the binding bid, it was anticipated that the Company (along with certain other American International Group companies) would be a purchaser of certain of these RMBS. On March 30, 2011, the New York Fed announced that it was declining American International Group's offer to purchase all of the RMBS held in the Maiden Lane II portfolio and instead would sell these securities through a competitive process.

     On March 30, 2011, American International Group and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that American International Group would maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level RBC (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to board and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage. The CMA will replace an existing support agreement in

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

7.   SUBSEQUENT EVENTS (continued)

     effect between American International Group and the Company, which agreement will be terminated by American International Group in accordance with its terms on April 24, 2011

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES

     A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the periods ended December 31, 2010, 2009, 2008, 2007, and 2006, follows:

                   At December 31                         For the Year Ended December 31
      ----------------------------------------  -------------------------------------------------
                 Unit Fair Value                 Expense Ratio  Investment       Total Return
                    Lowest to       Net Assets      Lowest        Income          Lowest to
Year    Units    Highest ($) (6)        ($)     to Highest (1)   Ratio (2)       Highest (3)
----  ---------  ---------------    ----------  --------------  ----------  ---------------------
Asset Allocation Portfolio (Class 1)
2010    167,038           27.67      4,621,742           1.52%   2.66%                      12.14%
2009    195,126           24.68      4,814,637           1.52%   3.72%                      20.46%
2008    234,020           20.49      4,793,858           1.52%   2.96%                     -24.21%
2007    312,307           27.03      8,441,259           1.52%   2.73%                       6.81%
2006    394,248           25.31      9,977,259           1.52%   3.26%                       9.64%
Capital Appreciation Portfolio (Class 1)
2010    208,358           52.43     10,923,513           1.52%   0.13%                      20.88%
2009    251,946           43.37     10,927,035           1.52%   0.00%                      34.70%
2008    326,438           32.20     10,510,598           1.52%   0.00%                     -41.25%
2007    431,219           54.81     23,633,281           1.52%   0.33%                      25.78%
2006    541,588           43.57     23,597,538           1.52%   0.14%                       9.74%
Government and Quality Bond Portfolio (Class 1)
2010    335,382           19.94      6,688,777           1.52%   3.72%                       3.41%
2009    445,901           19.28      8,599,798           1.52%   4.56%                       2.69%
2008    644,341           18.78     12,100,714           1.52%   3.96%                       2.76%
2007    774,986           18.27     14,162,953           1.52%   3.74%                       4.69%
2006    938,287           17.46     16,379,702           1.52%   3.58%                       1.74%
Growth Portfolio (Class 1)
2010    158,514           33.48      5,308,109           1.52%   0.69%                      12.42%
2009    202,291           29.78      6,025,306           1.52%   1.10%                      36.31%
2008    236,291           21.85      5,163,243           1.52%   0.73%                     -41.32%
2007    309,303           37.23     11,517,240           1.52%   0.69%                       8.53%
2006    373,400           34.31     12,810,872           1.52%   0.60%                      11.58%
Natural Resources Portfolio (Class 1)
2010     81,131           59.04      4,789,715           1.52%   0.87%                      14.45%
2009     93,613           51.58      4,829,005           1.52%   1.44%                      55.68%
2008    105,729           33.13      3,503,249           1.52%   0.89%                     -50.56%
2007    140,008           67.01      9,382,357           1.52%   1.09%                      38.09%
2006    178,574           48.53      8,665,254           1.52%   0.62%                      23.05%
Asset Allocation Portfolio (Class 3)
2010    112,788  15.32 to 26.73(4)   2,954,106  0.85% to 1.77%   2.58%       11.58%     to  12.61%
2009    107,044  13.61 to 23.95(4)   2,499,747  0.85% to 1.77%   3.52%       19.85%     to  20.96%(5)
2008    113,415  11.25 to 19.98(4)   2,236,326  0.85% to 1.77%   2.98%      -24.59%     to -23.89%
2007    107,800  26.50 to 26.60(4)   2,865,079  1.52% to 1.77%   2.66%        6.28%     to   6.54%
2006     97,095  24.78 to 24.97      2,422,849  1.52% to 1.72%   3.36%        9.15%     to   9.37%(5)

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                   At December 31                         For the Year Ended December 31
      ----------------------------------------  -------------------------------------------------
                 Unit Fair Value                 Expense Ratio  Investment       Total Return
                    Lowest to       Net Assets      Lowest        Income          Lowest to
Year    Units    Highest ($) (6)        ($)     to Highest (1)   Ratio (2)       Highest (3)
----  ---------  ---------------    ----------  --------------  ----------  ---------------------
Capital Appreciation Portfolio (Class 3)
2010    462,104  12.72 to 17.24(4)  18,656,195  0.85% to 1.90%   0.00%       20.12%     to  21.39%
2009    457,119  10.59 to 14.20(4)  16,185,271  0.85% to 1.90%   0.00%       33.85%     to  35.26%
2008    483,122   7.91 to 10.50(4)  12,995,503  0.85% to 1.90%   0.00%      -41.63%     to -41.01%
2007    415,143  17.79 to 53.43(4)  20,055,223  0.85% to 1.77%   0.15%       25.16%     to  26.32%
2006    334,692  14.09 to 42.69(4)  14,012,679  0.85% to 1.77%   0.00%        3.91%(8)  to   6.02%(5)(7)
Government and Quality Bond Portfolio (Class 3)
2010  1,623,236  11.31 to 15.93(4)  30,088,192  0.85% to 1.90%   3.67%        2.76%     to   3.84%
2009  1,567,119  11.00 to 15.34(4)  28,711,309  0.85% to 1.90%   4.68%        2.05%     to   3.13%
2008  1,449,095  10.78 to 14.88(4)  26,105,975  0.85% to 1.90%   4.08%        2.12%     to   3.19%
2007  1,343,538  14.42 to 17.76(4)  23,995,800  0.85% to 1.77%   3.76%        4.17%     to   5.13%(5)
2006    971,781  13.71 to 17.05(4)  16,715,764  0.85% to 1.77%   3.57%        0.53% (8) to   4.19%(5)(7)
Growth Portfolio (Class 3)
2010    240,347  10.35 to 12.51(4)   7,439,278  0.85% to 1.90%   0.51%       11.72%     to  12.90%
2009    271,693   9.26 to 11.08(4)   7,462,189  0.85% to 1.90%   0.78%       35.45%     to  36.88% (5)
2008    316,917   6.84 to  8.09(4)   6,474,338  0.85% to 1.90%   0.45%      -41.69%     to -41.07%
2007    283,565  36.24 to 36.76(4)  10,375,610  1.52% to 1.77%   0.49%        8.00%     to   8.27% (5)
2006    256,933  33.67 to  33.95    8,713,522   1.52% to 1.72%   0.41%       11.08%     to  11.30% (5)
Natural Resources Portfolio (Class 3)
2010    171,249  12.36 to 12.38(4)   8,758,603  0.85% to 1.90%   0.70%       13.73%     to  14.93%
2009    188,193  10.75 to 10.89(4)   8,506,937  0.85% to 1.90%   1.12%       54.71%     to  56.34%(5)
2008    189,295   6.88 to  7.04(4)   5,574,546  0.85% to 1.90%   0.67%      -50.87%     to -50.35%
2007    136,467  13.85 to 65.23(4)   8,543,766  0.85% to 1.77%   1.01%       37.40%     to  38.67%
2006     94,544   9.99 to 47.50(4)   4,473,238  0.85% to 1.72%   0.53%      -0.10%(7)   to  22.50%(5)
Aggressive Growth Portfolio (Class 1)
2010    149,133           13.29      1,982,324           1.52%   0.00%                      19.34%
2009    179,178           11.14      1,995,706           1.52%   0.14%                      38.36%
2008    224,748            8.05      1,809,108           1.52%   0.58%                     -53.35%
2007    311,668           17.25      5,378,067           1.52%   0.54%                      -1.99%
2006    437,597           17.60      7,704,037           1.52%   0.10%                      11.58%
Alliance Growth Portfolio (Class 1)
2010    321,763           32.94     10,600,856           1.52%   0.83%                       8.58%
2009    384,009           30.34     11,652,077           1.52%   0.60%                      38.91%
2008    470,096           21.84     10,268,696           1.52%   0.15%                     -41.63%
2007    605,572           37.42     22,663,561           1.52%   0.05%                      12.88%
2006    837,107           33.15     27,754,618           1.52%   0.12%                      -0.75%
Balanced Portfolio (Class 1)
2010    219,622           16.72      3,671,768           1.52%   1.93%                      10.15%
2009    264,181           15.18      4,009,735           1.52%   3.39%                      22.16%
2008    300,550           12.43      3,734,308           1.52%   3.19%                     -27.01%
2007    390,821           17.02      6,652,880           1.52%   2.77%                       3.81%
2006    507,142           16.40      8,315,962           1.52%   2.57%                       9.19%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                   At December 31                         For the Year Ended December 31
      ----------------------------------------  -------------------------------------------------
                 Unit Fair Value                 Expense Ratio  Investment       Total Return
                    Lowest to       Net Assets      Lowest        Income          Lowest to
Year    Units    Highest ($) (6)        ($)     to Highest (1)   Ratio (2)       Highest (3)
----  ---------  ---------------    ----------  --------------  ----------  ---------------------
Blue Chip Growth Portfolio (Class 1)
2010    127,188            6.41        815,508           1.52%   0.30%                      10.82%
2009    154,942            5.78        896,360           1.52%   0.32%                      34.78%
2008    206,094            4.29        884,535           1.52%   0.41%                     -39.92%
2007    283,134            7.14      2,022,555           1.52%   0.35%                      12.35%
2006    275,644            6.36      1,752,678           1.52%   0.24%                       4.97%
Capital Growth Portfolio (Class 1)
2010     59,148            7.51        444,458           1.52%   0.00%                       7.59%
2009     79,753            6.98        556,944           1.52%   0.00%                      41.33%
2008    122,752            4.94        606,454           1.52%   0.00%                     -45.99%
2007    112,149            9.15      1,025,914           1.52%   1.13%                      11.84%
2006    130,205            8.18      1,064,938           1.52%   0.33%                      14.89%
Cash Management Portfolio (Class 1)
2010    335,271           13.30      4,460,124           1.52%   0.00%                      -1.74%
2009    457,045           13.54      6,187,757           1.52%   2.10%                      -1.46%
2008    801,601           13.74     11,013,417           1.52%   3.79%                      -0.35%
2007    838,478           13.79     11,560,079           1.52%   3.59%                       2.93%
2006    731,417           13.39      9,796,654           1.52%   2.70%                       3.05%
Corporate Bond Portfolio (Class 1)
2010    197,070           23.88      4,706,128           1.52%   6.08%                       9.30%
2009    245,067           21.85      5,354,550           1.52%   5.91%                      29.00%
2008    277,466           16.94      4,699,639           1.52%   4.21%                      -9.17%
2007    376,365           18.65      7,018,427           1.52%   3.75%                       3.89%
2006    451,616           17.95      8,106,771           1.52%   4.25%                       4.26%
Davis Venture Value Portfolio (Class 1)
2010    535,366           35.94     19,240,382           1.52%   0.75%                      10.49%
2009    616,932           32.53     20,066,885           1.52%   1.59%                      31.49%
2008    759,922           24.74     18,798,296           1.52%   1.57%                     -39.09%
2007    998,715           40.62     40,562,908           1.52%   0.84%                       4.06%
2006  1,246,273           39.03     48,642,189           1.52%   0.97%                      13.57%
"Dogs" of Wall Street Portfolio (Class 1)
2010    101,592           12.42      1,261,303           1.52%   2.83%                      14.98%
2009    107,196           10.80      1,157,504           1.52%   4.78%                      18.34%
2008    127,465            9.13      1,163,088           1.52%   3.31%                     -27.70%
2007    161,862           12.62      2,042,844           1.52%   2.40%                      -3.41%
2006    204,092           13.07      2,666,848           1.52%   2.46%                      19.81%
Emerging Markets Portfolio (Class 1)
2010    175,647           23.24      4,081,928           1.52%   1.42%                      16.73%
2009    202,309           19.91      4,027,781           1.52%   0.00%                      73.99%
2008    242,671           11.44      2,776,870           1.52%   1.43%                     -57.27%
2007    343,033           26.78      9,186,700           1.52%   1.83%                      39.25%
2006    507,829           19.23      9,766,665           1.52%   0.97%                      29.13%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                   At December 31                         For the Year Ended December 31
      ----------------------------------------  -------------------------------------------------
                 Unit Fair Value                 Expense Ratio  Investment       Total Return
                    Lowest to       Net Assets      Lowest        Income          Lowest to
Year    Units    Highest ($) (6)        ($)     to Highest (1)   Ratio (2)       Highest (3)
----  ---------  ---------------    ----------  --------------  ----------  ---------------------
Equity Opportunities Portfolio (Class 1)
2010    142,356           18.70      2,662,042           1.52%   0.71%                      15.32%
2009    198,476           16.22      3,219,225           1.52%   1.31%                      30.10%
2008    268,348           12.46      3,345,205           1.52%   1.58%                     -39.40%
2007    289,893           20.57      5,963,389           1.52%   1.66%                      -1.40%
2006    380,114           20.86      7,930,109           1.52%   1.54%                      14.94%
Fundamental Growth Portfolio (Class 1)
2010    159,810           18.09      2,890,226           1.52%   0.00%                      15.24%
2009    200,267           15.69      3,142,876           1.52%   0.00%                      33.93%
2008    231,949           11.72      2,717,945           1.52%   0.00%                     -45.67%
2007    279,353           21.57      6,025,255           1.52%   0.00%                      13.41%
2006    370,504           19.02      7,044,969           1.52%   0.02%                       4.19%
Global Bond Portfolio (Class 1)
2010    108,917           22.78      2,481,099           1.52%   4.06%                       4.68%
2009    125,515           21.77      2,731,498           1.52%   3.29%                       5.88%
2008    150,429           20.56      3,092,067           1.52%   3.00%                       4.07%
2007    163,504           19.75      3,229,381           1.52%   0.58%                       9.70%
2006    180,544           18.01      3,250,643           1.52%   9.05%                       2.30%
Global Equities Portfolio (Class 1)
2010    113,022           21.20      2,396,953           1.52%   1.78%                      12.62%
2009    126,957           18.83      2,390,781           1.52%   2.80%                      27.45%
2008    173,662           14.77      2,565,924           1.52%   2.18%                     -44.25%
2007    215,330           26.50      5,706,422           1.52%   1.15%                      10.18%
2006    261,380           24.05      6,286,525           1.52%   0.91%                      22.00%
Growth Opportunities Portfolio (Class 1)
2010     81,488            6.12        498,327           1.52%   0.00%                      22.46%
2009     96,120            4.99        479,989           1.52%   0.00%                      16.47%
2008    131,247            4.29        562,699           1.52%   0.00%                     -36.85%
2007    139,965            6.79        950,205           1.52%   0.00%                      19.73%
2006    142,002            5.67        805,175           1.52%   0.00%                      11.73%
Growth-Income Portfolio (Class 1)
2010    279,243           27.02      7,545,147           1.52%   0.94%                       9.82%
2009    324,465           24.60      7,982,777           1.52%   1.40%                      26.24%
2008    419,150           19.49      8,168,268           1.52%   1.04%                     -43.77%
2007    558,140           34.65     19,342,480           1.52%   0.88%                       9.44%
2006    742,995           31.66     23,526,553           1.52%   0.70%                       5.81%
High-Yield Bond Portfolio (Class 1)
2010    222,731           22.20      4,944,132           1.52%   9.42%                      12.88%
2009    268,143           19.67      5,273,300           1.52%   8.60%                      39.88%
2008    242,408           14.06      3,407,990           1.52%   9.95%                     -33.18%
2007    436,769           21.04      9,189,786           1.52%   7.21%                      -0.15%
2006    573,502           21.07     12,084,690           1.52%   7.55%                      12.94%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                   At December 31                         For the Year Ended December 31
      ----------------------------------------  -------------------------------------------------
                 Unit Fair Value                 Expense Ratio  Investment       Total Return
                    Lowest to       Net Assets      Lowest        Income          Lowest to
Year    Units    Highest ($) (6)        ($)     to Highest (1)   Ratio (2)       Highest (3)
----  ---------  ---------------    ----------  --------------  ----------  ---------------------
International Diversified Equities Portfolio (Class 1)
2010    239,473           13.41      3,211,131           1.52%   4.16%                       6.86%
2009    274,122           12.55      3,439,741           1.52%   1.36%                      27.20%
2008    385,914            9.86      3,806,888           1.52%   3.31%                     -40.38%
2007    465,852           16.54      7,707,529           1.52%   1.98%                      13.61%
2006    545,060           14.56      7,937,585           1.52%   0.40%                      21.59%
International Growth and Income Portfolio (Class 1)
2010    213,130           14.12      3,008,942           1.52%   4.11%                       5.48%
2009    260,669           13.39      3,488,884           1.52%   0.00%                      25.83%
2008    329,822           10.64      3,508,360           1.52%   2.67%                     -46.73%
2007    499,348           19.97      9,970,653           1.52%   1.53%                       5.55%
2006    618,360           18.92     11,697,749           1.52%   1.32%                      25.13%
MFS Massachusetts Investors Trust Portfolio (Class 1)
2010    147,097           23.27      3,423,158           1.52%   0.94%                       9.51%
2009    174,253           21.25      3,702,865           1.52%   1.37%                      24.83%
2008    215,894           17.02      3,675,337           1.52%   0.93%                     -33.46%
2007    303,773           25.58      7,771,754           1.52%   1.11%                       8.91%
2006    385,451           23.49      9,055,026           1.52%   0.68%                      11.48%
MFS Total Return Portfolio (Class 1)
2010    269,183           28.02      7,542,641           1.52%   2.86%                       8.38%
2009    325,970           25.85      8,429,102           1.52%   3.75%                      16.69%
2008    414,277           22.16      9,179,787           1.52%   3.06%                     -23.20%
2007    560,824           28.85     16,180,092           1.52%   2.49%                       2.67%
2006    674,463           28.10     18,952,867           1.52%   2.36%                      10.31%
Mid-Cap Growth Portfolio (Class 1)
2010    217,968           12.13      2,643,570           1.52%   0.00%                      23.56%
2009    267,269            9.81      2,623,238           1.52%   0.00%                      40.28%
2008    313,833            7.00      2,195,718           1.52%   0.00%                     -44.22%
2007    388,873           12.54      4,877,307           1.52%   0.24%                      15.18%
2006    459,103           10.89      4,999,231           1.52%   0.00%                       1.02%
Real Estate Portfolio (Class 1)
2010     91,472           22.22      2,032,726           1.52%   1.81%                      18.09%
2009    104,904           18.82      1,974,109           1.52%   2.21%                      27.83%
2008    133,956           14.72      1,971,981           1.52%   3.00%                     -44.74%
2007    183,435           26.64      4,886,772           1.52%   1.28%                     -15.64%
2006    223,005           31.58      7,042,071           1.52%   1.30%                      32.46%
Technology Portfolio (Class 1)
2010    122,750            2.44        299,442           1.52%   0.00%                      18.45%
2009    138,511            2.06        285,225           1.52%   0.00%                      48.14%
2008    194,798            1.39        270,717           1.52%   0.00%                     -51.88%
2007    272,152            2.89        785,794           1.52%   0.00%                      20.10%
2006    280,818            2.40        675,112           1.52%   0.00%                      -0.40%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                   At December 31                         For the Year Ended December 31
      ----------------------------------------  -------------------------------------------------
                 Unit Fair Value                 Expense Ratio  Investment       Total Return
                    Lowest to       Net Assets      Lowest        Income          Lowest to
Year    Units    Highest ($) (6)        ($)     to Highest (1)   Ratio (2)       Highest (3)
----  ---------  ---------------    ----------  --------------  ----------  ---------------------
Telecom Utility Portfolio (Class 1)
2010     63,117           16.22      1,023,673           1.52%   2.74%                      11.87%
2009     79,279           14.50      1,149,385           1.52%   5.55%                      30.07%
2008     97,398           11.15      1,085,585           1.52%   2.46%                     -38.39%
2007    118,963           18.09      2,152,052           1.52%   2.85%                      19.09%
2006    146,551           15.19      2,226,218           1.52%   3.66%                      24.60%
Total Return Bond Portfolio (Class 1)
2010    100,163           26.51      2,654,724           1.52%   2.75%                       4.74%
2009    100,191           25.31      2,535,349           1.52%   2.06%                       9.91%
2008     98,057           23.03      2,257,658           1.52%   3.34%                       3.49%
2007    122,457           22.25      2,724,530           1.52%   6.26%                       3.96%
2006    147,377           21.40      3,154,236           1.52%   7.19%                       7.98%
Aggressive Growth Portfolio (Class 3)
2010    106,400   8.33 to 12.70(4)   1,360,440  0.85% to 1.77%   0.00%       18.74%     to  19.84%
2009     95,750   6.95 to 10.69(4)   1,033,878  0.85% to 1.77%   0.00%       37.68%     to  38.95%(5)
2008    106,908   5.00 to  7.77(4)     840,266  0.85% to 1.77%   0.31%      -53.63%     to -53.20%
2007    110,612  16.75 to 16.98      1,871,727  1.52% to 1.77%   0.42%       -2.42%     to  -2.17%
2006     77,923  17.16 to 17.35      1,346,722  1.52% to 1.72%   0.00%       11.08%     to  11.30%(5)
Alliance Growth Portfolio (Class 3)
2010    252,380   8.27 to 10.33(4)   7,706,835  0.85% to 1.90%   0.63%        7.88%     to  9.03%
2009    285,087   7.58 to  9.57(4)   8,095,527  0.85% to 1.90%   0.35%       38.05%     to  39.49%(5)
2008    339,943   5.44 to 21.04(4)   6,984,689  0.85% to 1.77%   0.00%      -41.93%     to -41.39%
2007    364,831   9.27 to 36.22(4)  12,940,033  0.85% to 1.77%   0.00%       12.31%     to  13.35%
2006    300,705   8.18 to 32.25(4)   9,641,133  0.85% to 1.77%   0.00%       -0.98%(7)  to   3.53%(5)(8)
American Funds Asset Allocation SAST Portfolio (Class 3)
2010    250,490  10.03 to 10.22      2,549,027  1.30% to 1.90%   1.31%        9.89%     to  10.56%
2009    201,680   9.18 to  9.25      1,861,924  1.30% to 1.77%   2.25%       20.49%(13) to  21.23%(5)
2008    138,834   7.57 to  7.61      1,055,958  1.52% to 1.77%   1.26%      -31.07%     to -30.90%
2007     60,994  10.99 to 11.02        671,855  1.52% to 1.77%   0.06%        4.36%     to   4.61%(5)
2006        599           10.53          6,306           1.52%   0.00%(8)                    5.34%(8)
American Funds Global Growth SAST Portfolio (Class 3)
2010    933,887  11.15 to 11.50(4)  10,474,017  1.15% to 1.90%   0.72%        9.31%     to  10.13%
2009    637,110  10.20 to 10.33(4)   6,514,268  1.30% to 1.90%   2.29%       35.98%(13) to  39.09%(5)
2008    549,023   7.33 to  7.34(4)   4,022,172  1.52% to 1.90%   1.38%      -39.78%     to -39.55%
2007    176,891  12.10 to 12.14      2,144,751  1.52% to 1.77%   0.00%       12.43%     to  12.71%(5)
2006      2,269  10.76 to 10.77         24,436  1.52% to 1.77%   0.00%(8)     7.64%(8)  to   7.68%(8)
American Funds Growth SAST Portfolio (Class 3)
2010    841,974  10.11 to 10.41      8,634,546  1.15% to 1.90%   0.26%       16.10%     to  16.97%
2009    742,619   8.71 to  8.81(4)   6,542,389  1.30% to 1.90%   1.75%       29.25%(13) to  36.33%(5)
2008    686,499   6.39 to  6.46      4,423,666  1.52% to 1.90%   0.54%      -45.23%     to -45.03%
2007    165,497  11.71 to 11.75      1,943,365  1.52% to 1.77%   0.02%        9.97%     to  10.24%(5)
2006        788           10.66          8,397           1.52%   0.00%(8)                    6.56%(8)

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                   At December 31                         For the Year Ended December 31
      ----------------------------------------  -------------------------------------------------
                 Unit Fair Value                 Expense Ratio  Investment       Total Return
                    Lowest to       Net Assets      Lowest        Income          Lowest to
Year    Units    Highest ($) (6)        ($)     to Highest (1)   Ratio (2)       Highest (3)
----  ---------  ---------------    ----------  --------------  ----------  ---------------------
American Funds Growth-Income SAST Portfolio (Class 3)
2010    919,889   9.38 to  9.66(4)   8,579,915  1.15% to 1.90%   1.07%        8.98%     to   9.80%
2009    892,987   8.60 to  8.70(4)   7,615,960  1.30% to 1.90%   2.21%       27.24%(13) to  28.34%(5)
2008    787,320   6.63 to  6.70(4)   5,213,567  1.52% to 1.90%   0.94%      -39.22%     to -38.99%
2007    270,753  10.83 to 10.86(4)   2,938,575  1.52% to 1.77%   0.04%        2.80%     to   3.06%(5)
2006        971  10.53 to 10.54         10,234  1.52% to 1.77%   0.00%(8)     5.31%(8)  to   5.37%(8)
Balanced Portfolio (Class 3)
2010     70,391  10.10 to 10.55(4)   1,097,844  0.85% to 1.90%   1.78%        9.46%     to  10.61%
2009     67,333   9.64 to  9.80(4)     983,825  1.30% to 1.90%   3.63%       21.39%     to  21.78%(13)(5)
2008     48,569  12.01 to 12.21        592,743  1.52% to 1.77%   3.00%      -27.35%     to -27.17%
2007     63,949  16.53 to 16.76      1,067,741  1.52% to 1.77%   2.85%        3.30%     to   3.56%
2006     38,174  16.03 to 16.19        616,993  1.52% to 1.72%   2.48%        8.70%     to   8.92%(5)
Blue Chip Growth Portfolio (Class 3)
2010    362,712   6.26 to 10.45(4)   2,418,348  0.85% to 1.90%   0.08%       10.12%     to  11.29%
2009    263,250   5.63 to  9.49(4)   1,506,109  0.85% to 1.90%   0.05%       33.93%     to  35.34%(5)
2008    269,789   4.15 to  4.16(4)   1,135,923  0.85% to 1.77%   0.19%      -40.22%     to -39.67%
2007    233,074   6.89 to  6.94(4)   1,639,385  0.85% to 1.77%   0.13%       11.79%     to  12.82%
2006    150,701   6.23 to  6.29        947,008  1.52% to 1.72%   0.01%        4.50%     to   4.71%(5)
Capital Growth Portfolio (Class 3)
2010    383,669   7.78 to  9.60(4)   2,849,462  0.85% to 1.90%   0.00%        6.91%     to   8.04%
2009    391,049   7.21 to  8.98(4)   2,712,195  0.85% to 1.90%   0.00%       40.45%     to  41.93%(5)
2008    433,824   5.08 to  6.39(4)   2,135,117  0.85% to 1.90%   0.00%      -46.33%     to -45.76%
2007    220,270   8.95 to  9.36(4)   1,981,845  0.85% to 1.77%   1.33%       11.30%     to  12.32%(5)
2006     53,332   7.99 to  8.06        429,275  1.52% to 1.72%   0.11%       14.37%     to  14.60%(5)
Cash Management Portfolio (Class 3)
2010    642,929   9.77 to 11.62(4)   8,292,521  0.85% to 1.90%   0.00%       -2.36%     to  -1.33%
2009    982,999  10.01 to 11.78(4)  12,943,778  0.85% to 1.90%   2.32%       -2.08%     to  -1.04%(5)
2008    879,922  10.22 to 11.90(4)  11,757,288  0.85% to 1.90%   3.63%       -0.97%     to   0.07%
2007    664,280  11.89 to 13.39(4)   8,999,290  0.85% to 1.77%   3.82%        2.42%     to   3.37%
2006    425,399  13.13 to 13.24      5,623,721  1.52% to 1.72%   2.50%        2.59%     to   2.80%(5)
Corporate Bond Portfolio (Class 3)
2010  1,091,023  13.30 to 19.94(4)  23,678,761  0.85% to 1.90%   6.16%        8.61%     to   9.76%
2009  1,033,682  12.24 to 18.17(4)  21,246,873  0.85% to 1.90%   6.17%       28.19%     to  29.54%(5)
2008  1,026,824   9.55 to 14.03(4)  16,496,646  0.85% to 1.90%   4.62%       -9.74%     to -8.79%
2007    800,282  15.38 to 18.09(4)  14,478,797  0.85% to 1.77%   4.17%        3.37%     to   4.32%(5)
2006    463,834  14.74 to 17.50(4)   8,169,397  0.85% to 1.77%   4.67%        1.20%(8)  to   5.29%(7)
Davis Venture Value Portfolio (Class 3)
2010    771,070   9.78 to 14.62(4)  22,892,016  0.85% to 1.90%   0.56%        9.80%     to  10.96%
2009    739,671   8.91 to 13.17(4)  21,381,236  0.85% to 1.90%   1.31%       30.67%     to  32.05%
2008    770,465   6.82 to  9.98(4)  17,448,927  0.85% to 1.90%   1.46%      -39.48%     to -38.84%
2007    690,684  16.31 to 39.45(4)  26,666,455  0.85% to 1.77%   0.70%        3.54%     to   4.50%
2006    572,565  15.61 to 38.10(4)  21,928,071  0.85% to 1.77%   0.86%        7.31%(8)  to   9 32%(5)(7)

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                   At December 31                         For the Year Ended December 31
      ----------------------------------------  -------------------------------------------------
                 Unit Fair Value                 Expense Ratio  Investment       Total Return
                    Lowest to       Net Assets      Lowest        Income          Lowest to
Year    Units    Highest ($) (6)        ($)     to Highest (1)   Ratio (2)       Highest (3)
----  ---------  ---------------    ----------  --------------  ----------  ---------------------
"Dogs" of Wall Street Portfolio (Class 3)
2010    101,208  10.25 to 14.95      1,212,786  0.85% to 1.90%   2.81%       14.26%     to  15.46%
2009     98,526   8.97 to 12.94      1,034,956  0.85% to 1.90%   4.59%       17.60%     to  18.84%(5)
2008    100,495   7.63 to 10.89        896,659  0.85% to 1.90%   3.22%      -28.16%     to -27.40%
2007     95,823  12.28 to 15.00      1,190,708  0.85% to 1.77%   2.56%       -3.90%     to  -3.00%
2006     68,585  12.80 to 12.92        884,327  1.52% to 1.72%   2.39%       19.28%     to  19.51%(5)
Emerging Markets Portfolio (Class 3)
2010    422,559  13.94 to 29.47      9,266,456  0.85% to 1.90%   1.26%       16.00%     to  17.22%
2009    428,555  12.02 to 25.14      8,178,986  0.85% to 1.90%   0.00%       72.90%     to  74.72%(5)
2008    521,630   6.95 to 14.39      5,754,527  0.85% to 1.90%   1.53%      -57.54%     to -57.09%
2007    357,660  26.01 to 33.53(4)   9,414,141  0.85% to 1.77%   1.90%       38.57%     to  39.86%
2006    257,317  18.77 to 23.98      4,870,287  0.85% to 1.77%   0.93%        7.19%(7)  to  16.78% (5)(8)
Equity Opportunities Portfolio (Class 3)
2010     75,916   9.59 to 12.21(4)   1,345,023  0.85% to 1.90%   0.47%       14.59%     to  15.81%
2009     89,751   8.37 to 10.54(4)   1,382,672  0.85% to 1.90%   0.96%       29.28%     to  30.65%(5)
2008    110,609   6.47 to  8.07(4)   1,319,969  0.85% to 1.90%   1.25%      -39.79%     to -39.15%
2007    118,136  13.26 to 19.98(4)   2,354,023  0.85% to 1.77%   1.58%       -1.90%     to  -0.99%
2006    111,322  13.39 to 20.41(4)   2,252,952  0.85% to 1.72%   1.46%       11.10%(7)  to  14.42%(5)
Foreign Value Portfolio (Class 3)
2010  1,291,691   9.40 to  9.74(4)  19,729,242  0.85% to 1.90%   1.91%        0.99%     to   2.06%
2009  1,070,788   9.31 to  9.54(4)  16,917,906  0.85% to 1.90%   2.63%       27.49%     to  28.84%(5)
2008  1,053,691   7.30 to  7.41(4)  13,190,881  0.85% to 1.90%   3.05%      -42.13%     to -41.52%
2007    873,777  12.66 to 22.06(4)  19,274,063  0.85% to 1.77%   1.76%       12.06%     to  13.10%
2006    814,527  11.20 to 19.75(4)  16,124,959  0.85% to 1.72%   0.98%       11.98%(7)  to  24.88%(5)
Fundamental Growth Portfolio (Class 3)
2010    275,046   7.16 to 10.27(4)   4,526,957  0.85% to 1.90%   0.00%       14.52%     to  15.73%
2009    300,518   6.19 to  8.97(4)   4,300,384  0.85% to 1.90%   0.00%       33.09%     to  34.49%(5)
2008    307,030   4.60 to  6.74(4)   3,290,405  0.85% to 1.90%   0.00%      -46.01%     to -45.44%
2007    129,053  20.94 to 21.24(4)   2,713,773  1.52% to 1.77%   0.00%       12.93%     to  13.21%(5)
2006     10,678  18.56 to 18.76        199,450  1.52% to 1.72%   0.00%        3.72%     to   6.92%(8)
Global Bond Portfolio (Class 3)
2010    321,561  12.48 to 17.23(4)   6,615,229  0.85% to 1.90%   4.06%        4.02%     to   5.12%
2009    276,313  12.00 to 16.39(4)   5,634,101  0.85% to 1.90%   3.37%        5.21%     to   6.32%(5)
2008    250,824  11.41 to 15.41(4)   4,884,012  0.85% to 1.90%   3.34%        3.42%     to   4.51%
2007    143,376  14.75 to 19.13(4)   2,710,602  0.85% to 1.77%   0.38%        9.15%     to  10.16%
2006     65,124  13.39 to 17.59(4)   1,132,188  0.85% to 1.72%  10.68%        1.47%(7)  to   1.84%(5)
Global Equities Portfolio (Class 3)
2010    114,635   9.53 to  9.74(4)   2,228,858  0.85% to 1.90%   1.48%       11.91%     to  13.09%
2009    100,765   8.52 to  8.65(4)   1,772,927  1.30% to 1.90%   2.67%       26.65%     to  31.95%(13)
2008     99,132   6.72 to 14.49(4)   1,371,857  1.52% to 1.90%   2.08%      -44.54%     to -44.39%
2007     84,281  12.02 to 25.61(4)   2,163,754  0.85% to 1.77%   1.14%        9.63%     to  10.65%
2006     57,896  23.52 to 23.71(4)   1,371,519  1.52% to 1.72%   0.80%       21.46%     to  21.70%(5)

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                   At December 31                         For the Year Ended December 31
      ----------------------------------------  -------------------------------------------------
                 Unit Fair Value                 Expense Ratio  Investment       Total Return
                    Lowest to       Net Assets      Lowest        Income          Lowest to
Year    Units    Highest ($) (6)        ($)     to Highest (1)   Ratio (2)       Highest (3)
----  ---------  ---------------    ----------  --------------  ----------  ---------------------
Growth Opportunities Portfolio (Class 3)
2010    849,981   6.21 to 11.43(4)   5,449,232  0.85% to 1.90%   0.00%       21.69%     to  22.97%
2009    766,648   5.05 to  9.40(4)   3,835,506  0.85% to 1.90%   0.00%       15.74%     to  16.96%(5)
2008    610,496   4.32 to  8.12(4)   2,602,783  0.85% to 1.90%   0.00%      -37.24%     to -36.58%
2007    337,741   6.61 to  6.69      2,253,282  1.52% to 1.77%   0.00%       19.14%     to  19.43%
2006    212,701   5.55 to  5.60(4)   1,189,111  1.52% to 1.77%   0.00%        5.45%(8)  to  11.45%(5)
Growth-Income Portfolio (Class 3)
2010     27,663   8.90 to  8.98(4)     662,769  0.85% to 1.90%   0.73%        9.14%     to  10.28%
2009     29,881   8.14 to  8.15(4)     652,024  0.85% to 1.90%   1.09%       25.46%     to  26.78%
2008     32,766   6.42 to  6.50(4)     572,672  0.85% to 1.90%   0.84%      -44.12%     to -43.53%
2007     33,320  11.37 to 33.64(4)   1,095,140  0.85% to 1.77%   0.78%        8.90%     to   9.91%
2006     25,329  10.35 to 30.96(4)     753,327  0.85% to 1.72%   0.53%        3.91%(7)  to  5.33%(5)
High-Yield Bond Portfolio (Class 3)
2010    208,345  10.70 to 16.09(4)   4,124,754  0.85% to 1.90%   9.66%       12.16%     to  13.35%
2009    184,146   9.54 to 14.20(4)   3,358,939  0.85% to 1.90%   8.93%       39.01%     to  40.47%(5)
2008    162,434   6.86 to 10.11(4)   2,126,355  0.85% to 1.90%  11.75%      -33.75%     to -32.90%
2007    131,880  15.06 to 20.45(4)   2,620,994  0.85% to 1.77%   7.83%       -0.64%     to   0.28%
2006     83,697  15.02 to 20.62(4)   1,708,412  0.85% to 1.72%   8.36%        8.08%(7)  to  12.43%(5)
International Diversified Equities Portfolio (Class 3)
2010    889,559   9.18 to  9.84(4)  11,510,610  0.85% to 1.90%   3.91%        6.19%     to   7.31%
2009    961,374   8.56 to  9.27(4)  11,683,893  0.85% to 1.90%   1.09%       26.40%     to  27.73%(5)
2008  1,062,717   6.70 to  7.33(4)  10,202,829  0.85% to 1.90%   3.35%      -40.75%     to -40.13%
2007    955,430  11.19 to 16.10(4)  15,550,936  0.85% to 1.77%   1.99%       13.04%     to  14.09%(5)
2006    774,274  14.24 to 14.41     11,143,193  1.52% to 1.77%   0.25%        9.45%(8)  to  21.29%
International Growth and Income Portfolio (Class 3)
2010    963,613   8.09 to 11.51(4)  12,654,748  0.85% to 1.90%   3.94%        4.82%     to   5.93%
2009  1,004,459   7.72 to 10.86(4)  12,567,396  0.85% to 1.90%   0.00%       25.04%     to  26.36%(5)
2008    985,627   6.18 to  8.60(4)   9,864,933  0.85% to 1.90%   3.23%      -47.06%     to -46.50%
2007    510,221  16.07 to 19.43(4)   9,892,263  0.85% to 1.77%   1.67%        5.03%     to   6.00%(5)
2006    227,007  15.16 to 18.50(4)   4,207,621  0.85% to 1.77%   1.33%        9.17%(7)  to   9.95%(5)(8)
Marsico Focused Growth Portfolio (Class 3)
2010    245,321  10.25 to 10.54(4)   2,804,766  0.85% to 1.90%   0.23%       14.91%     to  16.13%
2009    209,617   8.83 to  9.17(4)   2,091,297  0.85% to 1.90%   0.51%       27.93%     to  29.28%(5)
2008    192,620   6.83 to  7.17(4)   1,500,606  0.85% to 1.90%   0.24%      -42.08%     to -41.47%
2007    152,550  11.67 to 13.28(4)   2,046,151  0.85% to 1.77%   0.00%       11.38%     to  12.41%
2006    108,098  10.38 to 12.06      1,302,180  0.85% to 1.52%   0.00%        3.80%(7)  to   8.51%(8)
MFS Massachusetts Investors Trust Portfolio (Class 3)
2010    412,047  10.39 to 11.06(4)   7,674,548  0.85% to 1.90%   0.84%        8.82%     to   9.97%
2009    287,485   9.55 to 10.06(4)   5,372,230  0.85% to 1.90%   1.17%       24.04%     to  25.35%(5)
2008    229,069   7.70 to  8.03(4)   3,526,622  0.85% to 1.90%   0.96%      -33.88%     to -33.18%
2007    112,084  12.01 to 24.90(4)   2,816,753  0.85% to 1.77%   0.95%        8.36%     to   9.36%
2006    120,382  23.04 to 23.24      2,793,929  1.52% to 1.72%   0.50%       10.97%     to  11.20%(5)

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                   At December 31                         For the Year Ended December 31
      ----------------------------------------  -------------------------------------------------
                 Unit Fair Value                 Expense Ratio  Investment       Total Return
                    Lowest to       Net Assets      Lowest        Income          Lowest to
Year    Units    Highest ($) (6)        ($)     to Highest (1)   Ratio (2)       Highest (3)
----  ---------  ---------------    ----------  --------------  ----------  ---------------------
MFS Total Return Portfolio (Class 3)
2010    387,980  10.38 to 16.19(4)   9,254,773  0.85% to 1.90%   2.74%        7.70%     to   8.84%
2009    387,504   9.63 to 14.88(4)   8,812,134  0.85% to 1.90%   3.61%       15.96%     to  17.18%(5)
2008    403,274   8.31 to 12.70(4)   7,919,481  0.85% to 1.90%   3.20%      -23.68%     to -22.88%
2007    354,932  16.46 to 28.03(4)   9,485,470  0.85% to 1.77%   2.51%        2.15%     to   3.09%
2006    259,391  15.97 to 27.51(4)   7,118,917  0.85% to 1.72%   2.34%        7.58%(7)  to   9.81%(5)
Mid-Cap Growth Portfolio (Class 3)
2010    461,848  10.05 to 11.93(4)   5,438,398  0.85% to 1.90%   0.00%       22.79%     to  24.08%
2009    443,352   8.10 to  9.72(4)   4,235,266  0.85% to 1.90%   0.00%       39.40%     to  40.87%(5)
2008    486,422   5.75 to  6.97(4)   3,322,545  0.85% to 1.90%   0.00%      -44.57%     to -43.98%
2007    451,523  10.26 to 12.18(4)   5,538,114  0.85% to 1.77%   0.04%       14.60%     to  15.66%(5)
2006    389,077   8.87 to 10.66(4)   4,158,703  0.85% to 1.72%   0.00%       -3.52%(7)  to   0.57%(5)
Real Estate Portfolio (Class 3)
2010    552,844   7.64 to 27.38     10,172,626  0.85% to 1.90%   1.69%       17.35%     to  18.59%
2009    489,433   6.51 to 23.08      8,413,904  0.85% to 1.90%   1.87%       27.03%     to  28.37%(5)
2008    451,145   5.13 to 17.98      6,211,664  0.85% to 1.90%   3.46%      -45.09%     to -44.51%
2007    257,567  25.91 to 32.41(4)   6,732,627  0.85% to 1.77%   1.35%      -16.06%     to -15.28%(5)
2006    149,616  30.86 to 38.25      4,656,301  0.85% to 1.77%   1.29%        9.33%(8)  to  21.10%(5)(7)
Small & Mid Cap Value Portfolio (Class 3)
2010  1,080,689  11.81 to 12.01(4)  20,283,172  0.85% to 1.90%   0.20%       23.17%     to  24.47%
2009  1,035,009   9.49 to  9.75(4)  16,126,683  0.85% to 1.90%   0.60%       39.46%     to  40.93%(5)
2008  1,039,983   6.73 to  6.99(4)  11,661,879  0.85% to 1.90%   0.24%      -36.38%     to -35.71%
2007    676,262  10.47 to 18.10(4)  12,246,053  0.85% to 1.77%   0.47%       -0.23%     to   0.69%(5)
2006    461,228  10.40 to 18.14(4)   8,418,212  0.85% to 1.77%   0.08%        4.03%(7)  to   7.23%(5)(8)
Small Company Value Portfolio (Class 3)
2010    706,486  10.07 to 10.47(4)   6,954,490  0.85% to 1.90%   0.47%       24.11%     to  25.42%
2009    653,304   8.03 to  8.44(4)   5,137,580  0.85% to 1.90%   0.57%       29.17%     to  30.53%(5)
2008    625,812   6.15 to  6.53(4)   3,792,982  0.85% to 1.90%   0.24%      -35.15%     to -34.46%
2007    329,965   9.24 to  9.39(4)   3,061,885  0.85% to 1.77%   0.00%       -8.48%     to  -7.63%(5)
2006     83,068  10.09 to 10.16        840,233  0.85% to 1.77%   0.00%(7)    1.64%(7)   to   8.03%(5)(8)
Technology Portfolio (Class 3)
2010    672,158   2.42 to 10.57(4)   1,598,816  0.85% to 1.90%   0.00%       17.71%     to  18.95%
2009    673,066   2.03 to  8.98(4)   1,354,489  0.85% to 1.90%   0.00%       47.21%     to  48.76%(5)
2008    651,042   1.36 to  6.10(4)     886,741  1.52% to 1.90%   0.00%      -52.22%     to -52.00%(5)
2007    448,012   2.81 to  2.84(4)   1,270,937  1.52% to 1.77%   0.00%       19.50%     to  19.80%(5)
2006    291,032   2.35 to  2.37(4)     689,041  1.52% to 1.72%   0.00%       -0.85%     to   3.11%(5)
Telecom Utility Portfolio (Class 3)
2010     38,776  11.64 to 11.91(4)     598,110  1.30% to 1.90%   2.63%       11.17%     to  11.84%
2009     40,649  10.47 to 10.65(4)     572,716  1.30% to 1.90%   5.14%       29.26%     to  33.81%(13)
2008     43,804  10.90 to 10.97        480,483  1.52% to 1.77%   2.60%      -38.69%     to -38.54%
2007     23,105  17.79 to 17.85        412,381  1.52% to 1.77%   3.43%       18.54%     to  18.83%
2006     11,768           15.02        176,763           1.52%   3.85%        9.76%(8)  to  24.28%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                   At December 31                         For the Year Ended December 31
      ----------------------------------------  -------------------------------------------------
                 Unit Fair Value                 Expense Ratio  Investment       Total Return
                    Lowest to       Net Assets      Lowest        Income          Lowest to
Year    Units    Highest ($) (6)        ($)     to Highest (1)   Ratio (2)       Highest (3)
----  ---------  ---------------    ----------  --------------  ----------  ---------------------
Total Return Bond Portfolio (Class 3)
2010    867,507  12.62 to 18.57(4)  18,716,248  0.85% to 1.90%   2.77%        4.08%     to   5.18%
2009    528,169  12.12 to 17.66(4)  11,673,085  0.85% to 1.90%   2.03%        9.22%     to  10.37%(5)
2008    277,340  11.10 to 16.00(4)   5,896,578  0.85% to 1.90%   5.77%        2.84%     to   3.92%
2007     35,044  15.40 to 21.81(4)     755,443  0.85% to 1.77%   6.93%        3.38%     to   4.40%
2006     27,903  14.75 to 21.17        584,827  0.85% to 1.52%   8.60%        6.18%(7)  to   7.72%(5)
Invesco Van Kampen V.I. Capital Growth Fund (Series II)
2010     99,273  10.56 to 11.39(4)   1,075,228  0.85% to 1.77%   0.00%       17.47%     to  18.55%
2009     67,920   8.99 to  9.61(4)     629,870  0.85% to 1.77%   0.00%       62.74%     to  64.24%
2008     62,558   5.52 to  5.85        354,726  0.85% to 1.77%   0.19%      -50.01%     to -49.55%
2007     60,494  11.05 to 11.60        684,414  0.85% to 1.77%   0.00%       14.60%     to  15.66%
2006     57,937   9.79 to 10.03(4)     571,367  0.85% to 1.72%   0.00%       -3.61%(7)  to   0.87%(5)
Invesco Van Kampen V.I. Comstock Fund (Series II)
2010    818,598   9.38 to 13.17      9,859,429  0.85% to 1.90%   0.12%       13.52%     to  14.72%
2009    700,802   8.26 to 11.48      7,602,226  0.85% to 1.90%   4.31%       25.99%     to  27.32%(5)
2008    625,183   6.56 to  9.02      5,399,811  0.85% to 1.90%   1.95%      -37.01%     to -36.35%
2007    413,084  13.43 to 14.16      5,687,439  0.85% to 1.77%   1.43%       -4.04%     to  -3.15%
2006    318,475  14.15 to 14.62(4)   4,538,092  0.85% to 1.72%   1.14%       10.07%(7)  to  14.07%(5)
Invesco Van Kampen V.I. Growth and Income Fund (Series II)
2010  1,571,696   9.76 to 14.96     21,272,406  0.85% to 1.90%   0.10%       10.08%     to  11.24%
2009  1,498,350   8.86 to 13.44     18,697,780  0.85% to 1.90%   3.61%       21.77%     to  23.06%(5)
2008  1,453,484   7.28 to 10.93     14,909,895  0.85% to 1.90%   1.62%      -33.49%     to -32.78%
2007  1,091,833  15.35 to 16.25(4)  16,921,569  0.85% to 1.77%   1.24%        0.73%     to   1.66%(5)
2006    816,855  15.24 to 15.99(4)  12,527,095  0.85% to 1.77%   0.85%        5.98%(8)  to   9.51%(5)(7)
Diversified International Account (Class 2)
2010     74,288   6.32 to  6.43        476,248  1.55% to 1.70%   1.27%       11.00%     to  11.17%
2009     81,570   5.70 to  5.78        470,303  1.55% to 1.70%   3.93%       24.70%     to  24.89%
2008     86,227   4.57 to  4.63        398,229  1.55% to 1.70%   1.47%      -47.28%     to -47.20%
2007    101,696   8.66 to  8.77        889,460  1.55% to 1.70%   1.94%       13.95%     to  14.12%
2006     69,779   7.60 to  7.68        534,057  1.55% to 1.70%   1.30%       18.24%     to  18.42%
Equity Income Account (Class 2)
2010     99,118   9.15 to  9.28        915,078  1.55% to 1.70%   2.89%       13.92%     to  14.09%
2009    128,587   8.03 to  8.13      1,041,372  1.55% to 1.70%   4.92%       17.74%     to  17.92%
2008    182,583   6.82 to  6.90      1,255,089  1.55% to 1.70%   2.34%      -35.23%     to -35.13%
2007    252,964  10.53 to 10.63      2,681,738  1.55% to 1.70%   0.72%        3.23%     to   3.39%
2006    237,372  10.20 to 10.29      2,435,451  1.55% to 1.70%   1.27%       15.87%     to  16.04%
Government & High Quality Bond Account (Class 2)
2010      1,425   7.57 to  7.67         10,904  1.55% to 1.70%   5.76%        3.87%     to   4.02%
2009        245   7.29 to  7.37          1,785  1.55% to 1.70%   7.56%        4.42%     to   4.58%
2008        555   6.98 to  7.05          3,903  1.55% to 1.70%   7.56%        2.65%     to   2.81%
2007      1,013   6.80 to  6.86          6,937  1.55% to 1.70%   5.28%        4.42%     to   4.57%
2006      1,096   6.52 to  6.56          7,180  1.55% to 1.70%   1.50%        2.47%     to   2.62%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                   At December 31                         For the Year Ended December 31
      ----------------------------------------  -------------------------------------------------
                 Unit Fair Value                 Expense Ratio  Investment       Total Return
                    Lowest to       Net Assets      Lowest        Income          Lowest to
Year    Units    Highest ($) (6)        ($)     to Highest (1)   Ratio (2)       Highest (3)
----  ---------  ---------------    ----------  --------------  ----------  ---------------------
Income Account (Class 2)
2010     34,947   8.65 to  8.76        304,723  1.55% to 1.70%   6.38%        6.44%     to   6.60%
2009     37,750   8.13 to  8.22        308,706  1.55% to 1.70%   9.63%       16.18%     to  16.35%
2008     46,657   7.00 to  7.07        328,247  1.55% to 1.70%   8.74%       -5.37%     to  -5.23%
2007     81,716   7.39 to  7.46        607,656  1.55% to 1.70%   6.51%        3.98%     to   4.14%
2006     86,140   7.11 to  7.16        614,681  1.55% to 1.70%   4.27%        2.82%     to   2.98%
LargeCap Blend Account II (Class 2)
2010     15,251   6.26 to  6.34         96,483  1.55% to 1.70%   2.01%       11.06%     to  11.23%
2009     16,785   5.64 to  5.70         95,490  1.55% to 1.70%   1.29%       27.11%     to  27.30%
2008     17,631   4.44 to  4.48         78,807  1.55% to 1.70%   1.22%      -37.57%     to -37.48%
2007     24,305   7.11 to  7.16        173,866  1.55% to 1.70%   1.39%        3.15%     to   3.31%
2006     24,521   6.89 to  6.93        169,811  1.55% to 1.70%   1.14%        9.78%     to   9.94%
LargeCap Growth Account (Class 2)
2010      6,386   6.88 to  6.98         44,359  1.55% to 1.70%   0.00%       16.06%     to  16.23%
2009      8,239   5.93 to  6.00         49,180  1.55% to 1.70%   0.35%       24.67%     to  24.85%
2008      8,350   4.76 to  4.81         39,948  1.55% to 1.70%   0.25%      -44.26%     to -44.17%
2007     15,727   8.53 to  8.61        135,137  1.55% to 1.70%   0.00%       20.98%     to  21.16%
2006     12,939   7.05 to  7.11         91,760  1.55% to 1.70%   0.00%        2.86%     to   3.02%
MidCap Blend Account (Class 2)
2010    157,610  10.09 to 10.19      1,594,264  1.55% to 1.70%   2.30%       21.74%     to  21.93%
2009    203,119   8.29 to  8.36      1,687,684  1.55% to 1.70%   1.57%       26.18%     to  26.37%
2008    237,021   6.57 to  6.62      1,559,723  1.55% to 1.70%   1.42%      -30.92%     to -30.82%
2007    259,847   9.51 to  9.56      2,474,987  1.55% to 1.70%   0.69%       -9.65%     to  -9.51%
2006    198,267  10.52 to 10.57      2,090,330  1.55% to 1.70%   1.45%       14.60%     to  14.77%
Money Market Account (Class 2)
2010     35,128   5.80 to  5.89        205,000  1.55% to 1.70%   0.00%       -1.69%     to  -1.54%
2009     30,188   5.90 to  5.98        178,972  1.55% to 1.70%   0.33%       -1.50%     to  -1.36%
2008    119,261   5.99 to  6.06        720,242  1.55% to 1.70%   2.05%        0.60%     to   0.75%
2007     32,902   5.95 to  6.01        196,453  1.55% to 1.70%   4.58%        2.91%     to   3.07%
2006      4,510   5.79 to  5.84         26,100  1.55% to 1.70%   4.00%        2.35%     to   2.51%
Principal Capital Appreciation Account (Class 2)
2010     30,809  12.25 to 12.41        380,064  1.55% to 1.70%   1.28%       13.17%     to  13.34%
2009     38,916  10.82 to 10.95        423,978  1.55% to 1.70%   0.96%       27.36%     to  27.55%
2008     53,444   8.50 to  8.59        456,753  1.55% to 1.70%   0.84%      -34.68%     to -34.58%
2007     76,526  13.01 to 13.13      1,000,412  1.55% to 1.70%   0.47%        6.63%     to   6.79%
2006     76,311  12.20 to 12.29        934,338  1.55% to 1.70%   0.23%        9.87%     to  10.03%
Real Estate Securities Account (Class 2)
2010        663  17.35 to 17.73         11,504  1.55% to 1.70%   2.35%       23.18%     to  23.37%
2009      1,620  14.08 to 14.37         23,057  1.55% to 1.70%   3.43%       26.52%     to  26.72%
2008      1,822  11.13 to 11.34         20,469  1.55% to 1.70%   2.25%      -34.14%     to -34.04%
2007      3,152  16.90 to 17.19         53,689  1.55% to 1.70%   3.97%      -19.30%     to -19.18%
2006     19,651  20.94 to 21.27        416,984  1.55% to 1.70%   2.38%       30.66%     to  30.86%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                   At December 31                         For the Year Ended December 31
      ----------------------------------------  -------------------------------------------------
                 Unit Fair Value                 Expense Ratio  Investment       Total Return
                    Lowest to       Net Assets      Lowest        Income          Lowest to
Year    Units    Highest ($) (6)        ($)     to Highest (1)   Ratio (2)       Highest (3)
----  ---------  ---------------    ----------  --------------  ----------  ---------------------
SAM Balanced Portfolio (Class 2)
2010    915,093  10.26 to 10.51      9,490,958  1.52% to 1.77%   3.43%       11.35%     to  11.63%
2009  1,099,459   9.21 to  9.41     10,236,599  1.52% to 1.77%   3.69%       21.46%     to  21.76%
2008  1,283,256   7.58 to  7.73      9,843,630  1.52% to 1.77%   4.03%      -27.71%     to -27.53%
2007  1,428,804  10.49 to 10.67     15,150,651  1.52% to 1.77%   2.32%        5.93%(10) to   6.18%(5)(10)
2006  1,264,527   9.91 to  9.98     12,593,462  1.55% to 1.70%   1.94%        8.51%     to   8.68%
SAM Conservative Balanced Portfolio (Class 2)
2010     45,994   7.85 to 10.86(4)     367,503  1.55% to 1.77%   3.78%        9.77%     to  10.01%
2009     36,525   7.14 to  9.89(4)     267,611  1.55% to 1.77%   3.89%       18.60%     to  18.86%
2008    107,666   6.00 to  8.34(4)     649,805  1.55% to 1.77%   3.98%      -20.83%     to -20.65%
2007    197,468   7.57 to 10.54(4)   1,498,961  1.55% to 1.77%   3.19%        5.38%(10) to   5.69%
2006    187,469   7.12 to  7.16      1,338,688  1.55% to 1.70%   2.62%        6.67%     to   6.83%
SAM Conservative Growth Portfolio (Class 2)
2010    145,807  10.32 to 10.44      1,511,685  1.55% to 1.70%   3.09%       12.99%     to  13.16%
2009    164,436   9.13 to  9.23      1,509,098  1.55% to 1.70%   4.75%       23.24%     to  23.43%
2008    211,521   7.41 to  7.48      1,573,396  1.55% to 1.70%   3.81%      -34.42%     to -34.32%
2007    282,321  11.30 to 11.38      3,201,477  1.55% to 1.70%   1.46%        7.20%     to   7.36%
2006    266,719  10.54 to 10.60      2,821,107  1.55% to 1.70%   1.43%       10.06%     to  10.22%
SAM Flexible Income Portfolio (Class 2)
2010     83,668   9.16 to 11.22(4)     799,210  1.55% to 1.77%   4.84%        8.33%     to   8.57%
2009    113,930   8.44 to 10.35(4)     991,084  1.55% to 1.77%   4.48%       17.54%     to  17.80%
2008    175,382   7.17 to  8.81(4)   1,280,792  1.55% to 1.77%   6.85%      -16.41%     to -15.35%
2007    265,234   8.39 to  8.46      2,242,137  1.55% to 1.70%   4.46%        4.07%     to   4.23%
2006    322,522   8.06 to  8.12      2,617,099  1.55% to 1.70%   3.78%        4.82%     to   4.97%
SAM Strategic Growth Portfolio (Class 2)
2010     25,876  10.90 to 11.05        285,182  1.55% to 1.70%   2.36%       14.23%     to  14.40%
2009     28,872   9.54 to  9.66        278,293  1.55% to 1.70%   3.48%       24.90%     to  25.09%
2008     29,030   7.64 to  7.72        223,739  1.55% to 1.70%   3.64%      -38.61%     to -38.52%
2007     42,686  12.45 to 12.56        535,497  1.55% to 1.70%   0.93%        7.50%     to   7.67%
2006     36,290  11.58 to 11.66        422,702  1.55% to 1.70%   0.76%       10.87%     to  11.03%
Short-Term Income Account (Class 2)
2010      5,895   7.22 to  7.31         43,105  1.55% to 1.70%   1.00%        2.61%     to   2.77%
2009     19,963   7.04 to  7.11        142,002  1.55% to 1.70%   5.16%        7.96%     to   8.12%
2008      6,234   6.52 to  6.58         41,025  1.55% to 1.70%   1.47%       -2.89%     to  -2.75%
2007      4,211   6.71 to  6.76         28,500  1.55% to 1.70%   4.85%        2.48%     to   2.64%
2006      9,201   6.55 to  6.59         60,649  1.55% to 1.70%   4.09%        2.48%     to   2.64%
SmallCap Growth Account II (Class 2)
2010      1,133   6.39 to  6.48          7,336  1.55% to 1.70%   0.00%       24.55%     to  24.74%
2009      2,718   5.13 to  5.19         14,113  1.55% to 1.70%   0.00%       29.07%     to  29.26%
2008      5,213   3.97 to  4.02         20,944  1.55% to 1.70%   0.00%      -42.25%     to -42.16%
2007     21,484   6.88 to  6.95        148,801  1.55% to 1.70%   0.00%        2.88%     to   3.04%
2006     21,949   6.69 to  6.74        147,613  1.55% to 1.70%   0.00%        4.78%     to   4.94%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                   At December 31                         For the Year Ended December 31
      ----------------------------------------  -------------------------------------------------
                 Unit Fair Value                 Expense Ratio  Investment       Total Return
                    Lowest to       Net Assets      Lowest        Income          Lowest to
Year    Units    Highest ($) (6)        ($)     to Highest (1)   Ratio (2)       Highest (3)
----  ---------  ---------------    ----------  --------------  ----------  ---------------------
Columbia High Yield Fund, Variable Series (Class A)
2010     17,492  18.12 to 18.55        321,620  1.52% to 1.77%   7.72%        9.99%     to  10.27%
2009     17,574  16.47 to 16.82        293,312  1.52% to 1.77%   9.88%       41.63%     to  41.98%
2008     14,606  11.66 to 11.85        171,563  1.52% to 1.72%  10.36%      -26.06%     to -25.91%
2007     14,454  15.77 to 15.99        229,122  1.52% to 1.72%   4.80%        0.11%     to   0.31%
2006     11,356  15.75 to 15.95        179,520  1.52% to 1.72%   2.78%        4.71%(8)  to   9.35%(5)
Columbia Marsico Focused Equities Fund, Variable Series (Class A)
2010     50,384  11.14 to 11.47        573,654  1.52% to 1.77%   0.45%       16.64%     to  16.93%
2009     58,840   9.56 to  9.81        573,393  1.52% to 1.77%   0.66%       26.42%     to  26.73%
2008     61,746   7.56 to  7.74        475,471  1.52% to 1.77%   0.10%      -42.33%     to -42.19%
2007     54,249  13.11 to 13.39        723,363  1.52% to 1.77%   0.12%       11.58%     to  11.86%
2006     37,098  11.87 to 11.97        442,153  1.52% to 1.72%   0.00%        6.42%     to   6.64%(5)(8)
Asset Allocation Fund (Class 2)
2010    125,672           16.76      2,106,807           0.85%   1.96%                      11.55%
2009    137,713           15.03      2,069,569           0.85%   2.36%                      22.94%
2008    135,339           12.22      1,654,437           0.85%   2.86%                     -30.11%
2007     91,779           17.49      1,605,242           0.85%   3.25%                       5.65%
2006     11,970           16.55        198,164           0.85%   3.57%(7)                    5.37%(7)
Global Growth Fund (Class 2)
2010    460,508  22.64 to 24.32     10,692,807  0.85% to 1.72%   1.47%        9.84%     to  10.80%
2009    519,722  20.61 to 21.95     10,945,587  0.85% to 1.72%   1.37%       39.88%     to  41.10%
2008    625,386  14.73 to 15.55      9,375,646  0.85% to 1.72%   1.77%      -39.44%     to -38.91%
2007    651,852  24.33 to 25.46     16,060,278  0.85% to 1.72%   2.76%       12.89%     to  13.88%
2006    514,583  21.55 to 22.36     11,166,439  0.85% to 1.72%   0.80%        8.37%(7)  to  18.38%(5)
Growth Fund (Class 2)
2010    577,056  19.46 to 20.91     11,489,423  0.85% to 1.72%   0.72%       16.66%     to  17.68%
2009    628,545  16.68 to 17.77     10,694,952  0.85% to 1.72%   0.65%       37.04%     to  38.23%
2008    736,241  12.18 to 12.85      9,108,184  0.85% to 1.72%   0.82%      -44.93%     to -44.45%
2007    706,773  22.11 to 23.14     15,810,039  0.85% to 1.72%   0.79%       10.43%     to  11.40%
2006    604,883  20.02 to 20.77     12,196,400  0.85% to 1.72%   0.98%        3.47%(7)  to   8.34%(5)
Growth-Income Fund (Class 2)
2010    771,857  16.12 to 17.33     12,783,276  0.85% to 1.72%   1.47%        9.53%     to  10.48%
2009    854,158  14.72 to 15.68     12,870,904  0.85% to 1.72%   1.58%       29.01%     to  30.13%
2008    979,919  11.41 to 12.05     11,399,496  0.85% to 1.72%   1.71%      -38.91%     to -38.38%
2007    990,371  18.68 to 19.56     18,755,270  0.85% to 1.72%   1.57%        3.25%     to   4.16%
2006    829,697  18.09 to 18.78     15,129,375  0.85% to 1.72%   1.81%        8.70%(7)  to  13.24%(5)
Growth and Income Portfolio (Class VC)
2010    991,030   8.99 to 12.59     11,488,810  0.85% to 1.90%   0.59%       15.20%     to  16.42%
2009    984,662   7.80 to 10.82      9,972,867  0.85% to 1.90%   1.05%       16.66%     to  17.89%(5)
2008    912,391   6.69 to  9.17      7,912,037  0.85% to 1.90%   1.78%      -37.62%     to -36.96%
2007    611,579  13.81 to 14.55      8,560,516  0.85% to 1.77%   1.58%        1.62%     to   2.56%(5)
2006    338,203  13.59 to 14.19      4,648,757  0.85% to 1.72%   1.46%        7.75%(7)  to  15.27%(5)

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                   At December 31                         For the Year Ended December 31
      ----------------------------------------  -------------------------------------------------
                 Unit Fair Value                 Expense Ratio  Investment       Total Return
                    Lowest to       Net Assets      Lowest        Income          Lowest to
Year    Units    Highest ($) (6)        ($)     to Highest (1)   Ratio (2)       Highest (3)
----  ---------  ---------------    ----------  --------------  ----------  ---------------------
Mid Cap Value Portfolio (Class VC)
2010     13,916           14.57        202,710           0.85%   0.36%                      24.37%
2009     16,254           11.71        190,371           0.85%   0.52%                      25.54%
2008     14,663            9.33        136,788           0.85%   1.27%                     -39.87%
2007     15,888           15.51        246,502           0.85%   0.75%                      -0.27%
2006        244           15.56          3,803           0.85%   0.00%(9)                   11.75%(9)
MTB Managed Allocation Fund - Moderate Growth II
2010     12,029            9.77        117,510           1.52%   0.73%                       8.89%
2009     15,143            8.97        135,865           1.52%   0.01%                      23.73%
2008     17,532            7.25        127,133           1.52%   1.71%                     -30.15%
2007      9,653           10.38        100,206           1.52%   3.42%                       3.81%(11)
2006         --              --             --             --      --                          --
Franklin Income Securities Fund (Class 2)
2010    282,085  10.29 to 10.63      2,942,495  0.85% to 1.90%   6.23%       10.55%     to  11.72%
2009    196,116   9.31 to  9.51      1,843,992  0.85% to 1.90%   7.29%       33.05%     to  34.45%(5)
2008    118,076   6.99 to  7.08        831,032  0.85% to 1.90%   3.27%      -30.06%(12) to -29.23%(12)
2007         --              --             --              --      --                         --
2006         --              --             --              --      --                         --
Franklin Templeton VIP Founding Funds Allocation Fund (Class 2)
2010    323,878   9.11 to  9.40      2,983,855  0.85% to 1.90%   2.38%        8.18%    to    9.32%
2009    278,168   8.42 to  8.60      2,360,067  0.85% to 1.90%   2.86%       27.80%    to   29.15%
2008    233,058   6.59 to  6.66      1,542,126  0.85% to 1.90%   4.75%      -34.10%(12) to -33.42%(12)
2007          -              --             --              --      --                         --
2006          -              --             --              --      --                         --
Allocation Balanced Portfolio (Class 3)
2010    148,850  11.33 to 11.48(4)   1,708,086  1.30% to 1.90%   5.94%(14)    6.05%(14) to   6.72%(14)
2009          -              --             --              --     --                          --
2008          -              --             --              --     --                          --
2007          -              --             --              --     --                          --
2006          -              --             --              --     --                          --
Allocation Growth Portfolio (Class 3)
2010     18,629  11.00 to 11.17        207,442  1.30% to 1.90%   2.62%(14)    8.60%(14) to   9.39%(14)
2009          -              --             --              --     --                          --
2008          -              --             --              --     --                          --
2007          -              --             --              --     --                          --
2006          -              --             --              --     --                          --
Allocation Moderate Portfolio (Class 3)
2010    142,836  11.27 to 11.43      1,629,705  1.30% to 1.90%   4.82%(14)    7.00%(14) to   7.62%(14)
2009          -              --             --              --     --                          --
2008          -              --             --              --     --                          --
2007          -              --             --              --     --                          --
2006          -              --             --              --     --                          --

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                   At December 31                         For the Year Ended December 31
      ----------------------------------------  -------------------------------------------------
                 Unit Fair Value                 Expense Ratio  Investment       Total Return
                    Lowest to       Net Assets      Lowest        Income          Lowest to
Year    Units    Highest ($) (6)        ($)     to Highest (1)   Ratio (2)       Highest (3)
----  ---------  ---------------    ----------  --------------  ----------  ---------------------
Allocation Moderate Growth Portfolio (Class 3)
2010     88,273  10.96 to 11.34        980,010  1.15% to 1.80%   5.49%(14)    7.71%(14) to   8.38%(14)
2009         --              --             --              --     --                          --
2008         --              --             --              --     --                          --
2007         --              --             --              --     --                          --
2006         --              --             --              --     --                          --
Real Return Portfolio (Class 3)
2010    242,390  11.35 to 11.64(4)   2,763,425  0.85% to 1.90%   2.58%(14)    0.44%(14) to   1.35%(15)
2009         --              --             --              --     --                          --
2008         --              --             --              --     --                          --
2007         --              --             --              --     --                          --
2006         --              --             --              --     --                          --

(1) These amounts represent the annualized contract expenses of the variable account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolio have been excluded. For additional information on charges and deductions see footnote 4.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying portfolio in which the variable account invests. The average net assets are calculated by adding ending net asset balances at the end of each month of the year and dividing it by the number of months that the portfolio had an ending asset balance during the year.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio. As such, some individual contract total returns are not within the range presented due to a variable account being added to a product during the year.

(4) Individual contract unit fair values are not all within the range presented due to differences in the unit fair value at a product's launch date and other market conditions.

(5) Individual contract total returns are not all within the total return range presented due to a variable account being added to a product during the year.

(6) The unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio. As such, some individual contract unit values are not within the range presented due to differences in the unit fair value at the products launch date and other market conditions.

(7)  For the period from May 1, 2006 (inception) to December 31, 2006.

(8)  For the period from September 29, 2006 (inception) to December 31, 2006.

(9)  For the period from August 28, 2006 (inception) to December 31, 2006.

(10) For the period from January 29, 2007 (inception) to December 31, 2007.

(11) For the period from February 5, 2007 (inception) to December 31, 2007.

(12) For the period from February 4, 2008 (inception) to December 31, 2008.

(13) For the period from April 30, 2009 (inception) to December 31, 2009.

(14) For the period from January 19, 2010 (inception) to December 31, 2010.

(15) For the period from May 3, 2010 (inception) to December 31, 2010.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                        INDEX TO THE FINANCIAL STATEMENTS

                                                                          Page
                                                                        Number(s)
                                                                       ----------
Report of Independent Registered Public Accounting Firm                    --

Balance Sheets - December 31, 2010 and 2009 (restated)                      1

Statements of Income (Loss) - Years Ended
   December 31, 2010, 2009 (restated) and 2008 (restated)                   2

Statements of Comprehensive Income (Loss) - Years Ended
   December 31, 2010, 2009 (restated) and 2008 (restated)                   3

Statements of Shareholder's Equity - Years Ended
   December 31, 2010, 2009 (restated) and 2008 (restated)                   4

Statements of Cash Flows - Years Ended December 31, 2010,
   2009 (restated) and 2008 (restated)                                   5 to 6

Notes to Financial Statements                                            7 to 57

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of First SunAmerica Life Insurance Company:

In our opinion, the accompanying balance sheets and the related statements of income (loss), comprehensive income (loss), shareholder's equity and cash flows present fairly, in all material respects, the financial position of First SunAmerica Life Insurance Company (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2010 and 2009 (restated), and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 3 to the financial statements, the Company changed the manner in which it accounts for other-than-temporary impairments of fixed maturity securities as of April 1, 2009. Also, as of January 1, 2008, the Company adopted a new framework for measuring fair value.

As described in Note 2 to the financial statements, the Company restated its 2009 and 2008 financial statements.

/s/ PricewaterhouseCoopers LLP
Los Angeles, California
April 27, 2011

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                                 BALANCE SHEETS

                                                                                December 31,
                                                                       ------------------------------
                                                                                             2009
                                                                           2010            Restated
                                                                       -------------    -------------
                                                                                (In millions)
ASSETS
Investments:
 Fixed maturity securities, available for sale, at fair value
   (amortized cost: 2010 - $6,867; 2009 - $6,214)                      $       7,088    $       6,061
 Fixed maturity securities, trading, at fair value                                41               24
 Mortgage and other loans receivable, (net of allowance: 2010 - $26;
   2009 - $8)                                                                    459              476
 Policy loans                                                                     16               20
 Real estate                                                                       3               --
 Derivative assets, at fair value                                                  3                7
 Short-term investments (portion measured at fair value: 2010 -
   $1,606; 2009 - $1,292)                                                      1,844            1,430
                                                                       -------------    -------------
Total investments                                                              9,454            8,018

Cash                                                                              17               12
Accrued investment income                                                         72               58
Income taxes receivable from Parent                                               --               32
Deferred policy acquisition costs                                                318              407
Deferred sales inducements                                                        93              120
Receivable from brokers                                                           --                2
Other assets                                                                       2                1
Separate account assets, at fair value                                           680              632
                                                                       -------------    -------------
TOTAL ASSETS                                                           $      10,636    $       9,282
                                                                       =============    =============

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Policyholder contract deposits                                         $       8,629    $       7,597
Future policy benefits                                                             6                7
Income taxes payable to Parent                                                    19               --
Deferred income taxes payable                                                     38               42
Amounts due to related parties                                                     1                2
Other liabilities                                                                 95               71
Separate account liabilities                                                     680              632
                                                                       -------------    -------------
TOTAL LIABILITIES                                                              9,468            8,351
                                                                       -------------    -------------

SHAREHOLDER'S EQUITY:
Common stock, $10,000 par value, 300 shares authorized, issued and
  outstanding                                                                      3                3
Additional paid-in capital                                                     1,886            1,886
Accumulated deficit                                                             (806)            (911)
Accumulated other comprehensive income (loss )                                    85              (47)
                                                                       -------------    -------------
TOTAL SHAREHOLDER'S EQUITY                                                     1,168              931
                                                                       -------------    -------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                             $      10,636    $       9,282
                                                                       =============    =============

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                           STATEMENTS OF INCOME (LOSS)

                                                                          Years ended December 31,
                                                                   --------------------------------------
                                                                                    2009          2008
                                                                      2010        Restated      Restated
                                                                   ----------    ----------    ----------
                                                                                (In millions)
REVENUES:
Fee income:
   Variable annuity fees                                           $       17    $       15    $       16
   Universal life insurance policy fees, net of reinsurance                 4             4             5
   Surrender charges                                                        5             7             9
                                                                   ----------    ----------    ----------
Total fee income                                                           26            26            30
Net investment income                                                     464           353           326
Net realized investment losses:
   Total other-than-temporary impairment losses on available for
      sale securities                                                     (63)         (181)       (1,292)
   Portion of impairment losses on fixed maturities, available
      for sale recognized in other comprehensive income (loss)            (20)           18            --
                                                                   ----------    ----------    ----------
   Net other-than-temporary impairments on available for sale
      fixed maturity securities recognized in net income (loss)           (83)         (163)       (1,292)
   Other realized investment gains (losses)                                24            39          (270)
                                                                   ----------    ----------    ----------
Total net realized investment loss                                        (59)         (124)       (1,562)
                                                                   ----------    ----------    ----------
TOTAL REVENUES                                                            431           255        (1,206)
                                                                   ----------    ----------    ----------

BENEFITS AND EXPENSES:
Interest credited to policyholder contract deposits                       288           255           207
Amortization of sales inducements                                          13            (1)          (14)
Policyholder benefits                                                       5             4             9
Amortization of deferred policy acquisition                                37            37           (34)
General and administrative expenses, net of deferrals                      68            14            12
Commissions, net of deferrals                                               5             3             2
                                                                   ----------    ----------    ----------
TOTAL BENEFITS AND EXPENSES                                               416           312           182
                                                                   ----------    ----------    ----------

INCOME (LOSS) BEFORE INCOME TAX EXPENSE (BENEFIT)                          15           (57)       (1,388)

INCOME TAX EXPENSE (BENEFIT)                                              (90)          (18)           15
                                                                   ----------    ----------    ----------

NET INCOME (LOSS)                                                  $      105    $      (39)   $   (1,403)
                                                                   ==========    ==========    ==========

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                                      Years ended December 31,
                                                                  --------------------------------
                                                                                2009        2008
                                                                    2010      Restated    Restated
                                                                  --------    --------    --------
                                                                            (In millions)
NET INCOME (LOSS)                                                 $    105    $    (39)   $ (1,403)
                                                                  --------    --------    --------

OTHER COMPREHENSIVE INCOME (LOSS):

   Net unrealized gains of fixed maturity investment on which
     other-than-temporary credit impairments were taken                450         770       1,248
   Deferred income tax benefit (expense) on above changes             (148)       (238)         50

   Net unrealized gains on all other invested assets arising
     during the period                                                  --          --         137
   Deferred income tax expense on above changes                         --          --         (54)

   Reclassification adjustment for net realized losses included
     in net income (loss)                                             (126)       (284)     (2,266)
   Deferred income tax benefit on above changes                         50         112         895

   Adjustment to deferred policy acquisition costs and deferred
     sales inducements                                                (156)        (48)        (54)
   Deferred income tax benefit on above changes                         62          19          21
                                                                  --------    --------    --------

OTHER COMPREHENSIVE INCOME (LOSS)                                      132         331         (23)
                                                                  --------    --------    --------

COMPREHENSIVE INCOME (LOSS)                                       $    237    $    292    $ (1,426)
                                                                  ========    ========    ========

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                       STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                Years ended December 31,
                                                         --------------------------------------
                                                                          2009          2008
                                                            2010        Restated      Restated
                                                         ----------    ----------    -----------
                                                                      (In millions)
COMMON STOCK:
  Balance at beginning and end of year                   $        3    $        3    $        3

ADDITIONAL PAID-IN CAPITAL:
  Balance at beginning of year                                1,886         1,605           393
    Capital contribution from Parent (see Note 12)               --           281         1,212
                                                         ----------    ----------    ----------
  Balance at end of year                                      1,886         1,886         1,605
                                                         ----------    ----------    ----------

RETAINED EARNINGS (ACCUMULATED DEFICIT):
  Balance at beginning of year                                 (911)       (1,208)          195
    Cumulative effect of accounting change, net of tax           --           336            --
                                                         ----------    ----------    ----------
    Adjusted balance at beginning of year                      (911)         (872)          195
    Net income (loss)                                           105           (39)       (1,403)
                                                         ----------    ----------    ----------
  Balance at end of year                                       (806)         (911)       (1,208)
                                                         ----------    ----------    ----------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
  Balance at beginning of year                                  (47)         (169)         (146)
    Cumulative effect of accounting change, net of tax           --          (209)           --
                                                         ----------    ----------    ----------
    Adjusted balance at beginning of year                       (47)         (378)         (146)
    Other comprehensive income (loss)                           132           331           (23)
                                                         ----------    ----------    ----------
  Balance at end of year                                         85           (47)         (169)
                                                         ----------    ----------    ----------

TOTAL SHAREHOLDER'S EQUITY                               $    1,168    $      931    $      231
                                                         ==========    ==========    ==========

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS

                                                                            Years ended December 31,
                                                                     --------------------------------------
                                                                                      2009          2008
                                                                        2010        Restated      Restated
                                                                     ----------    ----------    ----------
                                                                                  (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                    $      105    $      (39)   $   (1,403)
ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO NET CASH PROVIDED BY
  OPERATING ACTIVITIES:
  Interest credited on policyholder contract deposits                       288           255           207
  Net realized investment loss                                               59           124         1,562
  Amortization of deferred sales inducements                                 13            (1)          (14)
  Net unrealized (gain) loss on fixed maturity securities, trading          (17)            1             7
  Amortization of deferred policy acquisition costs                          37            37           (34)

  Accretion of net discount on investments                                  (60)          (55)           (5)
  Deferral of acquisition costs                                             (66)          (95)          (86)
  Provision for deferred income taxes (benefit)                             (90)           45            20
  Capitalized interest                                                       (4)           (3)           (4)
  Change in:
    Accrued investment income                                               (14)          (11)           (4)
    Income taxes receivable from/ payable to Parent                          51           (23)           (4)
    Due from/to related parties                                              (1)            7            (6)
    Future policy benefits                                                   (1)            1             5
    Other liabilities                                                        49            (1)           --
  Other, net                                                                  5           (10)           (6)
                                                                     ----------    ----------    ----------
  NET CASH PROVIDED BY OPERATING ACTIVITIES                                 354           232           235
                                                                     ----------    ----------    ----------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of:
  Fixed maturity securities                                              (1,613)       (2,041)       (2,041)
  Mortgage and other loans receivable                                       (20)           --           (72)
  Derivatives                                                                (8)          (38)          (16)
Sales of:
  Fixed maturity securities                                                 703           600         1,775
  Derivatives                                                                 9            --            49
Redemptions and maturities of:
  Fixed maturity securities                                                 253           252           415
  Mortgage and other loans receivable                                        16            18            33
Policy loans issued                                                          (1)           (1)           (1)
Payments received on policy loans                                             6             5             7
Decrease in securities lending invested collateral                           --            --         1,070
Net change in short-term investments                                       (414)         (221)         (953)
                                                                     ----------    ----------    ----------
  CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES              $   (1,069)   $   (1,426)   $      266
                                                                     ----------    ----------    ----------

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                      STATEMENTS OF CASH FLOWS (Continued)

                                                                               Years ended December 31,
                                                                         --------------------------------------
                                                                                          2009          2008
                                                                            2010        Restated      Restated
                                                                         ----------    ----------    ----------
                                                                                     (In millions)
CASH FLOWS FROM FINANCING ACTIVITIES

Policyholder account deposits                                            $    1,309    $    1,791    $    1,509
Net exchanges from the fixed accounts of variable annuity contracts             (11)          (14)          (51)
Policyholder account withdrawals                                               (365)         (569)         (543)
Claims and annuity payments, net of reinsurance, on policyholder
  contracts                                                                    (209)         (182)         (162)
Net receipts from (repayments of) other short-term financings                    (4)           (7)           15
Decrease in securities lending payable                                           --            --        (2,009)
Capital contributions                                                            --           150           768
                                                                         ----------    ----------    ----------
  NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                           720         1,169          (473)
                                                                         ----------    ----------    ----------
INCREASE (DECREASE) IN CASH                                                       5           (25)           28
CASH AT BEGINNING OF PERIOD                                                      12            37             9
                                                                         ----------    ----------    ----------
CASH AT END OF PERIOD                                                    $       17    $       12    $       37
                                                                         ==========    ==========    ==========

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes received from Parent                                        $       51    $       40    $        1

Non-cash activity:
  Bonus interest and other deferrals credited to policyholder contract
    deposits                                                             $       24    $       17    $       23
 Investment in fixed maturity securities, trading                                --            --            32
 Contribution of fixed maturity securities from Parent                           --           131           444

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

First SunAmerica Life Insurance Company (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of SAFG Retirement Services, Inc. ("SAFGRS"), a wholly owned subsidiary of American International Group, Inc. ("American International Group").

The Company is a New York-domiciled life insurance company principally engaged in the business of writing annuity contracts directed at the market for tax-deferred, long-term savings products. The majority of the Company's revenues are derived from customers in the State of New York. Products are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. Four financial institutions represented approximately 27 percent, 16 percent, 15 percent and 11 percent of premiums received in the year ended December 31, 2010. Three financial institutions represented approximately 36 percent, 17 percent, and 14 percent of premiums received in the year ended December 31, 2009. No other independent selling organization was responsible for more than 10 percent of premiums received for any such periods.

The operations of the Company are influenced by many factors, including general economic conditions, the financial condition of American International Group monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income in the case of assets held in the separate accounts. These guaranteed benefits are sensitive to equity market conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets. The Company has treaties to reinsure a majority of the guaranteed minimum income benefits and a small portion of the guaranteed death benefits for equity and mortality risk on its variable annuity contracts. Such risk mitigation may or may not reduce the volatility of net income and resulting from equity market volatility. Although management expects to be able to achieve its plans, no assurance can be given that one or more of the risks described above will not result in material adverse effects on the Company's financial position, results of operations and/or statutory capital.

2. RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

In connection with a review of the Company's model in accounting for the deferred policy acquisition cost ("DAC") impact of host contract accretion and the Company's calculation of bad debt deductions for income taxes, the Company determined it was necessary to restate its financial statements for the years ended December 31, 2009 and 2008.

The restatement for DAC in the 2009 and 2008 financial statements was related to the correction of an error in calculating the amount bifurcated from the host contracts to reflect the fair value of the embedded derivatives, which are the guaranteed living benefit features offered on many of our variable annuity products. The previous model did not fully incorporate the valuation differential upon issues of new policies with the guaranteed living benefits on the balance sheet subsequent to the adoption of the standard for fair value measurements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2. RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS (CONTINUED)

The restatement for income taxes in the 2009 financial statements was related to the correction of an error in the calculation of the bad debt deduction for income taxes. This tax deduction is dependent upon the change to investment impairments for statutory purposes. The change to investment impairments were determined to be in error and subsequently corrected, but this correction was not reflected in the tax deduction as claimed on the tax return.

The correction of these errors are reflected in the following table. The restated financial statements correct for these errors. The related tax effect is calculated at the federal prescribed rate of 35% and the applicable effective state tax rate of 6.9%.

                                              Previously                       As
                                               Reported     Adjustments     Restated
                                              ----------    -----------    ----------
2009 Balance Sheet:

   Income taxes receivable from Parent        $       42    $      (10)    $       32
   Deferred policy acquisition costs                 404             3            407
   Total assets                                    9,289            (7)         9,282
   Deferred tax liability                             41             1             42
   Total liabilities                               8,350             1          8,351
   Total shareholder's equity                        939            (8)           931

2009 Statement of Income (Loss):

   Income tax expense (benefit)               $      (28)   $       10     $      (18)
   Net income (loss)                                 (29)          (10)           (39)

2008 Statement of Income (Loss):

   Amortization of deferred policy
     acquisition costs                        $      (31)   $       (3)    $      (34)
   Income tax expense (benefit)                       14             1             15
   Net income (loss)                              (1,405)            2         (1,403)

2009 Statements of Shareholder's Equity:

   Retained earnings (Accumulated deficit):
     Adjusted balance at beginning of year    $     (874)   $        2     $     (872)
     Net income (loss)                               (29)          (10)           (39)
     Balance at end of year                         (903)           (8)          (911)

2008 Statements of Shareholder's Equity:

   Retained earnings (Accumulated deficit):
     Net income (loss)                        $   (1,405)   $        2     $   (1,403)
     Balance at end of year                       (1,210)            2         (1,208)

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

3.1   PREPARATION OF FINANCIAL STATEMENTS

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company. Certain reclassifications and format changes have been made to prior period amounts to conform to the current period presentation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

The Company considers its most critical accounting estimates to be those with respect to recoverability of deferred income tax assets, policyholder contract deposits, future policy benefits, estimated gross profits for investment-oriented products, recoverability of DAC, fair value measurements of certain assets and liabilities, and other-than-temporary impairments in the value of investments. These estimates, by their nature, are based on judgment and current facts and circumstances. Therefore, actual results could differ from these estimates, possibly in the near term, and could have a material effect on the Company's financial statements.

3.2   INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period.

3.3   INVESTMENTS

FIXED MATURITY SECURITIES

Fixed maturity securities classified as available for sale are recorded at fair value. Unrealized gains and losses, net of deferred taxes and amortization of deferred policy acquisition costs and deferred sales inducements, are recorded as a separate component of accumulated other comprehensive income (loss), within shareholder's equity. Realized gains and losses on the sale of investments are recognized in earnings at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable.

Fixed maturity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in Maiden Lane II LLC ("ML II"). See Note 7 for discussion of ML II. Realized and unrealized gains and losses on trading securities are reported in net investment income.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.3   INVESTMENTS (CONTINUED)

IMPAIRMENT POLICIES

On April 1, 2009, the Company adopted prospectively a new accounting standard addressing the evaluation of fixed maturity securities for other-than-temporary impairments. This standard significantly altered the Company's policies and procedures for determining impairment charges recognized through earnings. The standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected ("recovery value"), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of accumulated other comprehensive income
(loss). The Company refers to both credit impairments and non-credit impairments recognized as a result of intent to sell as "impairment charges.

IMPAIRMENT POLICY - FIXED MATURITY SECURITIES - EFFECTIVE APRIL 1, 2009 AND THEREAFTER

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, are charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments are taken (a component of accumulated other comprehensive income (loss)).

When assessing the Company's intent to sell a fixed maturity security, or if it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.

The Company considers severe price declines and the duration of such price declines in its assessment of potential credit impairments. The Company also modifies its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that are not foreign exchange related, the Company generally prospectively accretes into income the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

In assessing whether a credit impairment has occurred for a structured fixed maturity security (e.g. Residential Mortgage Backed Securities ("RMBS"), Commercial Mortgage Backed Securities ("CMBS"), Collateralized Debt Obligations ("CDO") and Asset Backed Securities ("ABS")), the Company performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of these securities.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.3   INVESTMENTS (CONTINUED)

When estimating future cash flows for a structured fixed maturity security (e.g. RMBS, CMBS, CDO and ABS) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security.

In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

      -     Current delinquency rates;

      -     Expected default rates and timing of such defaults;

      -     Loss severity and timing of any such recovery;

      -     Expected prepayment speeds; and

      -     Ratings of securities underlying structured products.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macro economic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

IMPAIRMENT POLICY - FIXED MATURITY SECURITIES - PRIOR TO APRIL 1, 2009

In all periods prior to April 1, 2009, the Company assessed its ability to hold any fixed maturity available for sale security in an unrealized loss position to its recovery at each balance sheet date. The decision to sell any such fixed maturity security classified as available for sale reflected the judgment of the Company's management that the security sold was unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflected management's judgment that the risk-adjusted ultimate recovery was less than the value achievable on sale.

In those periods, the Company evaluated its fixed maturity securities for other-than-temporary impairments with respect to valuation as well as credit.

After a fixed maturity security had been identified as other-than-temporarily impaired, the amount of such impairment was determined as the difference between fair value and amortized cost and the entire amount was recorded as a charge to earnings.

MORTGAGE AND OTHER LOANS RECEIVABLE

Mortgage and other loans receivable includes mortgage loans on real estate, collateral, commercial and guaranteed loans. Mortgage loans are classified as loans held for investment.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.3   INVESTMENTS (CONTINUED)

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the statements of income (loss). Non-refundable loan origination fees and certain incremental direct origination costs are offset and the resulting net amount is deferred and amortized in net investment income over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

Impairment of mortgage and other loans receivable is based on certain risk factors, including past due status. For commercial mortgages in particular, risk factors evaluated in monitoring credit quality also include debt service coverage ratio, loan-to-value or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and major property tenants, economic trends in the market where the property is located, and condition of the property. Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received.

POLICY LOANS

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans are fully collateralized by the cash surrender value of the policy.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor a trader in derivative instruments. See
Note 6 for additional discussion of derivatives.

The Company issues or has issued certain variable annuity products that offer optional guaranteed minimum account value ("GMAV") and guaranteed minimum withdrawal benefit ("GMWB") living benefits. The GMAV and GMWB are considered embedded derivatives that are required to be bifurcated from the host contract and carried at fair value. The Company hedges a portion of the risk associated with these guarantees by utilizing both exchange traded and over-the-counter options and exchange traded futures. Exchange traded options and futures are marked to market using observable market quotes while over-the-counter options are marked to market through matrix pricing that utilizes observable market inputs.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The reserves for GMAV and GMWB embedded derivatives are included in policyholder contract deposits and the options and futures contracts are reported in derivative assets in the balance sheets. Changes in the fair value of derivatives are reported as part of net realized investment loss in the statements of income (loss).

SHORT-TERM INVESTMENTS

Short-term investments consist of interest-bearing cash equivalents, time deposits, U.S. Treasury Bills and investments with original maturities within one year from the date of purchase, such as commercial paper.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.4   CASH

Cash represents cash on hand and non-interest bearing demand deposits.

3.5   DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

Policy acquisition costs represent those costs, including commissions and certain marketing expenses that vary with and are primarily related to the acquisition of new business. Policy acquisition costs related to investment-type products are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality and morbidity gains and losses. The Company uses a "reversion to the mean" methodology which allows the Company to maintain its long-term assumptions, while also giving consideration to the effect of deviations from these assumptions occurring in the current period. A DAC unlocking is performed when management determines that key assumptions (e.g. market return, surrender rates, etc.) should be modified. The DAC asset is recalculated using the new assumptions. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry. Any resulting adjustment is included in earnings as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

DAC for investment-type products is also adjusted with respect to estimated gross profits as a result of changes in the net unrealized gains or losses on fixed maturity securities and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity securities and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income (loss).

The Company offers sales inducements, which include enhanced crediting rates or bonus payments to contract holders on certain annuity products. Sales inducements provided to the contract holders are primarily reflected in separate account liabilities in the balance sheet. The cost of sales inducements is deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, these bonus amounts must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without these bonus amounts, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

3.6   SEPARATE ACCOUNT ASSETS AND LIABILITIES

The Company issues variable annuities for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the fixed-rate account options. The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The assets supporting the variable portion of variable annuities are carried at fair value and reported as separate account assets with an equivalent liability, in the balance sheet. Investment income, realized investment gains (losses), and policyholder account premiums received and withdrawals related to separate accounts are excluded from the statements of income (loss), comprehensive income
(loss), and cash flows. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity fees in the statements of income (loss).

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.7   POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (premiums received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). They are not reflected as revenues in the Company's statements of income (loss), as they are recorded directly to contract holder liabilities upon receipt. Policyholder contract deposits also include the Company's liabilities for GMWB and GMAV, accounted for as embedded derivatives at fair value. The changes in fair value of the liability for GMWB and GMAV are reported in net realized investment loss in the statements of income (loss).

GMWB is a feature the Company began offering on certain variable annuity products in 2005. If available and elected by the contract holder at the time of contract issuance and subject to the specific provisions of the feature elected, this feature can provide a guaranteed annual withdrawal stream either for a specified period of time or for life, regardless of market performance. The amount of the guaranteed withdrawal stream is based off of a guaranteed benefit base, the amount of which is determined by the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and /or greater than expected longevity could result in GMWB benefits being higher than the underlying contract holder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

GMAV is a feature that was offered on certain variable annuity products from the second quarter of 2004 to May 2009. If available and elected by the contract holder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of premiums invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contract holder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The fair value of the liabilities for GMWB and GMAV requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB and GMAV guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique used to measure the fair value of embedded derivatives was modified during 2008, primarily with respect to the development of long-dated equity volatility assumptions and the discount rates applied to certain projected benefit payments. The valuation technique was also modified during 2010, primarily with respect to the discount rates applied to certain projected benefits payments. The changes in fair value of the liability for GMWB and GMAV are reported in net realized investment loss in the statements of income (loss). See Note 4.1 for further discussion of GMWB and GMAV.

3.8   FUTURE POLICY BENEFITS

Future policy benefits include the Company's liability for guaranteed minimum death benefits ("GMDB").

A GMDB feature is issued on substantially all of the Company's variable annuity products. This feature provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (i) the contract holder's account value, or (ii) a guaranteed minimum death benefit that varies by product and type of benefit elected by the contract holder. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the GMDB liability balance, with a related charge or credit to Policyholder benefits if actual experience or other evidence suggests that earlier assumptions should be revised.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.9   NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

      - Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

      - Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

3.10  NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

      - Sales of fixed maturity securities (except trading securities accounted for at fair value), securities lending invested collateral, and other types of investments.

      - Reductions to the cost basis of fixed maturity securities (except trading securities accounted for at fair value) and other types of invested assets for other-than-temporary impairments.

      -     Changes in fair value of derivative assets and liabilities.

3.11  FEE INCOME

Fee income includes variable annuity fees, universal life insurance fees and surrender charges. Variable annuity fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Fees for certain guarantees included in variable annuity fees are based on the amount used for determining the related guaranteed benefit (for example, a benefit base for a GMWB feature). Universal life insurance policy fees consist of mortality charges, up-front fees earned on premiums received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned.

3.12  INCOME TAXES

Deferred income tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in earnings in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in earnings.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.13  SECURITIES LENDING COLLATERAL AND SECURITIES LENDING PAYABLE

Prior to December 12, 2008, securities lending collateral was invested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities were carried at fair value and accounted for in a manner consistent with other available for sale fixed maturity securities, and were evaluated for other-than-temporary impairment by applying the same criteria used for other fixed maturity securities. The Company's allocated portion of income earned on the invested collateral, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, was recorded as investment income in the statements of income
(loss). The Company's allocated portion of any realized investment losses on the invested collateral was recorded in the statement of income (loss). The Company generally obtained and maintained cash collateral from securities borrowers at current market levels for the securities lent. During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings.

Since the Company terminated its securities lending activities on December 12, 2008, there were no securities subject to securities lending agreements on the balance sheets at December 31, 2010 or 2009 (see Note 7 for additional information).

3.14  ACCOUNTING CHANGES

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2008:

FAIR VALUE MEASUREMENTS

In September 2006, the Financial Accounting Standards Board ("FASB") issued an accounting standard that defined fair value, established a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The standard also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Company adopted the standard on January 1, 2008, its required effective date. The cumulative effect, net of taxes, of adopting the standard was a decrease in net income of $2.0 million, primarily due to the inclusion of explicit risk margins, where appropriate. See Note 4 for additional disclosures.

FAIR VALUE OPTION

In February 2007, the FASB issued an accounting standard that permits entities to choose to measure at fair value many financial instruments and certain other items that are not currently required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings. The standard also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. The standard permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability, or upon most events that gives rise to a new basis of accounting for that instrument. The Company adopted the standard on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial adoption of the standard.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.14  ACCOUNTING CHANGES (CONTINUED)

FAIR VALUE OF FINANCIAL ASSETS IN INACTIVE MARKETS

In October 2008, the FASB issued an accounting standard that provides guidance clarifying certain aspects with respect to the fair value measurements of a security when the market for that security is inactive. The Company adopted this guidance in the third quarter of 2008. The effects of adopting this standard on the Company's financial condition and results of operations were not material.

AMENDMENT TO IMPAIRMENT GUIDANCE

In January 2009, the FASB issued an accounting standard that amends the impairment guidance on recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The standard also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements related to the accounting for certain investments in fixed maturity and equity securities and other related guidance. The Company adopted this guidance effective in the fourth quarter of 2008. The effects of adopting the standard on the Company's financial condition, results of operations and cash flows were not material.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2009:

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (i) how and why the Company uses derivative instruments, (ii) how derivative instruments and related hedged items are accounted for and (iii) how derivative instruments and related hedged items affect the Company's financial condition, results of operations, and cash flows. The Company adopted the standard on January 1, 2009. See Note 6 for related disclosures.

RECOGNITION AND PRESENTATION OF OTHER-THAN-TEMPORARY IMPAIRMENTS

In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities. See Note 5 herein for the expanded disclosures.

The Company adopted this standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase shareholder's equity by $127.2 million as of April 1, 2009, consisting of a decrease in accumulated deficit of $336.2 million and an increase in accumulated other comprehensive loss of $209.0 million, net of tax. The net increase in the Company's shareholder's equity was due to a reversal of a portion of the deferred tax asset valuation allowance for certain non-credit impairment charges directly attributable to the change in accounting principle (see Note 12). The cumulative effect adjustment resulted in an increase of $468.3 million in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income was offset, in part, by a decrease in the amortization of DAC and deferred sales inducements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.14  ACCOUNTING CHANGES (CONTINUED)

This standard reduced the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in the Company's accounting policy for other-than-temporary impairments:

      - Impairment charges for non-credit (e.g., severity) losses are no longer recognized;

      - The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

      - For fixed maturity securities that are not deemed to be credit-impaired, the Company is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only in situations where the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the security prior to recovery.

The following table presents the components of the change in the Company's shareholder's equity at April 1, 2009 due to the adoption of this accounting standard for other-than-temporary impairments:

                                                                        (Increase)
                                                                        Decrease to
                                                          (Increase)    Accumulated     Net Increase
                                                         Decrease to       Other       (Decrease) in
                                                         Accumulated   Comprehensive   Shareholder's
                                                           Deficit         Loss            Equity
                                                         -----------   -------------   -------------
                                                                        (In millions)
Net effect of the increase in amortized cost of
   available for sale fixed maturity securities           $     468     $     (468)     $       --
Net effect of DAC and deferred sales inducements               (125)           122              (3)
Net effect on deferred income tax asset/payable                  (7)           137             130
                                                          ---------     ----------      ----------
Net increase (decrease) in the Company's shareholder's
   equity                                                 $     336     $     (209)     $      127
                                                          =========     ==========      ==========

DETERMINING FAIR VALUE WHEN THE VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY

In April 2009, the FASB issued an accounting standard that provides guidance for estimating fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and identifying circumstances that indicate a transaction is not orderly. This standard also requires extensive additional fair value disclosures. The adoption of the standard on April 1, 2009, did not have a material effect on the Company's financial condition, results of operations or cash flows.

MEASURING LIABILITIES AT FAIR VALUE

In August 2009, the FASB issued an accounting standard to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. This standard explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. This standard was effective beginning October 1, 2009 for the Company. The adoption of this standard did not have a material effect on the Company's financial condition, results of operations or cash flows.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.14  ACCOUNTING CHANGES (CONTINUED)

ACCOUNTING FOR EMBEDDED CREDIT DERIVATIVES

In March 2010, the FASB issued an accounting standard that amends the accounting for embedded credit derivative features in structured securities that redistribute credit risk in the form of subordination of one financial instrument to another. The new standard clarifies how to determine whether embedded credit derivative features, including those in collateralized debt obligations ("CDOs"), credit-linked notes ("CLNs"), synthetic CDOs and CLNs and other synthetic securities (e.g., commercial and residential mortgage-backed securities issued by securitization entities that wrote credit derivatives), are considered to be embedded derivatives that should be analyzed for potential bifurcation and separate accounting or, alternatively, for fair value accounting in connection with the application of the fair value option to the entire hybrid instrument. The Company adopted the new standard on July 1, 2010 and recorded a reclassification of $3.0 million of synthetic securities from Bonds available for sale to Bond trading. Upon adoption, the Company accounts for its investments in synthetic securities otherwise requiring bifurcation at fair value, with changes in fair value recognized in earnings. The adoption of this new standard did not have a material effect on the Company's financial condition, results of operations or cash flows.

FUTURE APPLICATIONS OF ACCOUNTING STANDARDS

DISCLOSURES ABOUT THE CREDIT QUALITY OF FINANCING RECEIVABLES AND THE ALLOWANCE FOR CREDIT LOSSES

In July 2010, the FASB issued an accounting standard that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company's financing receivable portfolio. For nonpublic entities, the disclosures as of the end of a reporting period are effective for annual reporting periods ending on or after December 15, 2011. The disclosures about activity that occurs during a reporting period are effective for annual reporting periods beginning after December 15, 2010. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. The disclosures will be effective, and the Company will provide these disclosures, concurrent with the effective date of proposed guidance for determining what constitutes a troubled debt restructuring.

ACCOUNTING FOR COSTS ASSOCIATED WITH ACQUIRING OR RENEWING INSURANCE CONTRACTS

In October 2010, the FASB issued an accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The new standard clarifies how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as deferred acquisition costs. The new standard is effective for interim and annual periods beginning on January 1, 2012 with early adoption permitted. Prospective or retrospective application is permitted. The Company has not determined whether it will adopt this new standard prospectively or retrospectively. The accounting standard will result in a decrease in the amount of capitalized costs in connection with the acquisition or renewal of insurance contracts. The Company is currently assessing the effect of adoption of this new standard on its financial condition, results of operations and cash flows.

4.    FAIR VALUE MEASUREMENTS

4.1   FAIR VALUE MEASUREMENTS ON A RECURRING BASIS

The Company carries certain of its financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.1   FAIR VALUE MEASUREMENTS ON A RECURRING BASIS (CONTINUED)

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

FAIR VALUE HIERARCHY

Assets and liabilities recorded at fair value in the balance sheet are measured and classified in a hierarchy for disclosure purposes, consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values, as discussed below:

      - Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

      - Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

      - Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is most significant to the fair value measurement. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

VALUATION METHODOLOGIES

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.1   FAIR VALUE MEASUREMENTS ON A RECURRING BASIS (CONTINUED)

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name credit default swap ("CDS") spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark London Interbank Offered Rate ("LIBOR") curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

FIXED MATURITY SECURITIES - TRADING AND AVAILABLE FOR SALE

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its available for sale and trading portfolios. Market price data is generally obtained from third party pricing vendors.

Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual instruments. When the Company's valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a quote, which is generally non-binding, or by employing widely accepted internal valuation models.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested under the terms of service agreements. The inputs used by the valuation service providers include, but are not limited to, market prices from recently completed transactions and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market observable information, as applicable. The valuation models take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has processes designed to ensure that the values received or internally estimated are accurately recorded, that the data inputs and the valuation techniques utilized are appropriate and consistently applied and that the assumptions are reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from the Company's valuation service providers to other third-party valuation sources for selected securities. The Company also validates prices for selected securities obtained from brokers through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

The methodology above is relevant for all fixed maturity securities; following are discussions of certain procedures unique to specific classes of securities.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.1   FAIR VALUE MEASUREMENTS ON A RECURRING BASIS (CONTINUED)

FIXED MATURITY SECURITIES ISSUED BY GOVERNMENT ENTITIES

For most debt securities issued by government entities, the Company obtains fair value information from independent third-party valuation service providers, as quoted prices in active markets are generally only available for limited debt securities issued by government entities. The fair values received from these valuation service providers may be based on a market approach using matrix pricing, which considers a security's relationship to other securities for which a quoted price in an active market may be available, or alternatively based on an income approach, which uses valuation techniques to convert future cash flows to a single present value amount.

FIXED MATURITY SECURITIES ISSUED BY CORPORATE ENTITIES

For most debt securities issued by corporate entities, the Company obtains fair value information from third-party valuation service providers. For certain corporate debt securities, the Company obtains fair value information from brokers. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

RMBS, CMBS AND CDOS

Third-party valuation service providers also provide fair value information for the majority of the Company's investments in RMBS, CMBS and CDOs. Where pricing is not available from valuation service providers, the Company obtains fair value information from brokers. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to structured securities, including ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. When the volume or level of market activity for an investment in RMBS, CMBS, CMBS and CDOs is limited, certain inputs used to determine fair value may not be observable in the market.

MAIDEN LANE II

The fixed maturity securities trading portfolio includes an interest in ML II. At inception, the Company's economic interest in ML II was valued at the transaction price of $31.7 million. Subsequently, the ML II interest is valued using a discounted cash flow methodology that uses the estimated future cash flows of the assets to which the ML II interest is entitled. The Company applies a model-determined market discount rate to its interest. This discount rate is calibrated to the change in the estimated asset values for the underlying assets commensurate with the Company's interest in the capital structure of the entity. Estimated cash flows and discount rates used in the valuation are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

The fair value methodology used assumes the underlying collateral in the ML II interest will continue to be held and generate cash flows into the foreseeable future and does not assume a current liquidation of the assets underlying the ML II interest. Other methodologies employed or assumptions made in determining fair value for this investment could result in amounts that differ significantly from the amounts reported.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.1   FAIR VALUE MEASUREMENTS ON A RECURRING BASIS (CONTINUED)

As of December 31, 2010, the Company expected to receive cash flows (undiscounted) in excess of the Company's initial investment, and any accrued interest, in the ML II interest over the remaining life of the investment after repayment of the first priority obligations owed to the Federal Reserve Bank of New York ("New York Fed"). The Company's cash flow methodology considers the capital structure of the collateral securities and their expected credit losses from the underlying asset pools. The fair value of the ML II interest is most affected by changes in the discount rates and changes in the underlying estimated future collateral cash flow assumptions used in the valuation model.

The LIBOR interest rate curve changes are determined based on observable prices, interpolated or extrapolated to derive a LIBOR for a specific maturity term as necessary. The spreads over LIBOR for the ML II interest (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of these investments as well as changes in the risk premium that market participants would demand at the time of the transactions.

Changes in estimated future cash flows would primarily be the result of changes in expectations for defaults, recoveries and prepayments on underlying loans.

Changes in the discount rate or the estimated future cash flows used in the valuation would alter the Company's estimate of the fair value of the ML II interests as shown in the table below:

                                                           Fair Value
                                                             Change
                                                         ---------------
                                                          (In millions)
Year ended December 31, 2010

Discount Rates:
    200 basis point increase                                $     (5)
    200 basis point decrease                                       5
    400 basis point increase                                      (8)
    400 basis point decrease                                      11
Estimated Future Cash Flows:
    10% increase                                                  10
    10% decrease                                                 (10)
    20% increase                                                  19
    20% decrease                                                 (21)

The Company believes that the ranges of discount rates used in these analyses are reasonable on the basis of implied spread volatilities of similar collateral securities and implied volatilities of LIBOR interest rates. The ranges of estimated future cash flows were determined on the basis of variability in estimated future cash flows implied by cumulative loss estimates for similar instruments. Because of these factors, the fair values of the ML II interests are likely to vary, perhaps materially, from the amount estimated.

DERIVATIVE ASSETS AND LIABILITIES

Derivative assets and liabilities can be exchange-traded or traded over-the-counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.1   FAIR VALUE MEASUREMENTS ON A RECURRING BASIS (CONTINUED)

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data, by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to the initial recognition, the Company updates valuation inputs only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

SHORT-TERM INVESTMENTS

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

SEPARATE ACCOUNT ASSETS

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

EMBEDDED DERIVATIVES INCLUDED IN POLICYHOLDER CONTRACT DEPOSITS

The fair value of embedded derivatives contained in certain contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

Because of the dynamic and complex nature of the expected cash flows in the Company's variable annuity contracts, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.1   FAIR VALUE MEASUREMENTS ON A RECURRING BASIS (CONTINUED)

The Company also incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity contracts. Historically, the expected cash flows were discounted using the interest rate swap curve ("swap curve"), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a plain vanilla swap against the floating LIBOR leg of a related tenor. The swap curve was adjusted, as necessary, for anomalies between the swap curve and the treasury yield curve. During the fourth quarter of 2010, the Company revised the non-performance risk adjustment to reflect a market participant's view of the Company's claims-paying ability. As a result, in 2010 the Company incorporated an additional spread to the swap curve used to value embedded policy derivatives. Primarily as a result of this change, the fair value of the embedded derivative liabilities decreased by $13 million, which is partially offset by an increase of $6 million of DAC amortization.

4.2   ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS

The following table presents information about assets and liabilities measured at fair value on a recurring basis and indicates the level of the fair value measurement based on the levels of the inputs used:

                                                Level 1   Level 2   Level 3    Total
                                                -------   -------   -------   -------
                                                            (In millions)
December 31, 2010
Assets:
   Fixed maturity securities, available for
     sale:
     U.S. government securities and
       government sponsored entities            $    --   $     2   $    --   $     2
     Obligations of states, municipalities
       and political subdivisions                    --         1        --         1
     Foreign governments                             --        26        --        26
     Corporate debt                                  --     5,067        74     5,141
     Residential mortgage-backed securities          --       844       286     1,130
     Commercial mortgage-backed securities           --        83       202       285
     Collateralized debt obligations                 --       165       338       503
                                                -------   -------   -------   -------
   Total fixed maturity securities, available
     for sale                                        --     6,188       900     7,088
   Fixed maturity securities, trading                --        --        41        41
   Derivative assets                                  3        --        --         3
   Short-term investments (1)                       200     1,406        --     1,606
   Separate account assets                          680        --        --       680
                                                -------   -------   -------   -------
     Total                                      $   883   $ 7,594   $   941   $ 9,418
                                                =======   =======   =======   =======

Liabilities:
   Policyholder contract deposits (2)           $    --   $    --   $     9   $     9
                                                -------   -------   -------   -------
     Total                                      $    --   $    --   $     9   $     9
                                                =======   =======   =======   =======

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.2   ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS
      (CONTINUED)

                                                Level 1   Level 2   Level 3    Total
                                                -------   -------   -------   -------
                                                            (In millions)
December 31, 2009
Assets:
   Fixed maturity securities, available for
     sale:
     U.S. government securities and
       government sponsored entities            $    --   $     2   $    --   $     2
     Obligations of states, municipalities
       and political subdivisions                    --         6        --         6
     Foreign governments                             --         2        --         2
     Corporate debt                                  --     3,858       149     4,007
     Residential mortgage-backed securities          --     1,192       212     1,404
     Commercial mortgage-backed securities           --       146       141       287
     Collateralized debt obligations                 --       120       233       353
                                                -------   -------   -------   -------
   Total fixed maturity securities, available
     for sale                                        --     5,326       735     6,061
   Fixed maturity securities, trading                --        --        24        24
   Derivative assets                                  7        --        --         7
   Short-term investments (1)                       240     1,052        --     1,292
   Separate account assets                          632        --        --       632
                                                -------   -------   -------   -------
     Total                                      $   879   $ 6,378   $   759   $ 8,016
                                                =======   =======   =======   =======

Liabilities:
   Policyholder contract deposits (2)           $    --   $    --   $    25   $    25
                                                -------   -------   -------   -------
     Total                                      $    --   $    --   $    25   $    25
                                                =======   =======   =======   =======

(1) Amounts exclude short-term investments that are carried at cost, which approximate fair value of $238 million and $138 million at December 31, 2010 and 2009, respectively.

(2) Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the balance sheets as these tables only include the GMWB and GMAV embedded derivatives which are measured at estimated fair value on a recurring basis.

At December 31, 2010 and 2009, Level 3 assets were 8.8 percent and 8.2 percent of total assets and Level 3 liabilities were 0.1 percent and 0.3 percent of total liabilities, respectively.

TRANSFERS OF LEVEL 1 AND LEVEL 2 ASSETS AND LIABILITIES

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company had no significant transfers between Level 1 and Level 2 during the year ended December 31, 2010.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.2   ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS
      (CONTINUED)

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS

The following tables present changes during the years ended December 31, 2010 and 2009 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the statements of income (loss) during the years ended December 31, 2010 and 2009 related to the Level 3 assets and liabilities that remained in the balance sheets at December 31, 2010 and 2009:

                                             Net
                                           Realized
                                             and                                                          Changes in
                                          Unrealized                                                      Unrealized
                                            Gains                     Purchases,                            Gains
                                           (Losses)                     Sales,                           (Losses) on
                                           Included    Accumulated    Issuances                          Instruments
                               Balance -      in          Other          and                  Balance -    Held at
                               Beginning   Earnings   Comprehensive  Settlements,     Net      End of      End of
                               of Period      (1)     Income (Loss)      Net       Transfers   Period      Period
                               ---------  ----------  -------------  ------------  ---------  ---------  -----------
December 31, 2010
Assets:

 Fixed maturity securities,
   available for sale:
    Corporate debt              $   149    $     1      $     2        $   (21)     $   (57)   $    74     $    --
    Residential
      mortgage-backed
      securities                    212        (32)          63            (26)          69        286          --
    Commercial
      mortgage-backed
      securities                    141        (30)          86            (63)          68        202          --

    Collateralized debt
      obligations                   233        (14)          27            101           (9)       338          --
                                -------    -------      -------        -------      -------    -------     -------

  Total fixed maturity
    securities, available for
    sale                            735        (75)         178             (9)          71        900          --

  Fixed maturity securities,
    trading                          24         15           --              2           --         41          --
                                -------    -------      -------        -------      -------    -------     -------
Total                           $   759    $   (60)     $   178        $    (7)     $    71    $   941     $    --
                                =======    =======      =======        =======      =======    =======     =======

Liabilities:

  Policyholder contract
    deposits                    $    25    $   (16)     $    --        $    --      $    --    $     9     $    --
                                =======    =======      =======        =======      =======    =======     =======

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.2   ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS
      (CONTINUED)

                                             Net
                                           Realized                                                              Changes
                                             and                                                                   in
                                          Unrealized                                                           Unrealized
                                            Gains                        Purchases,                               Gains
                                           (Losses)                        Sales,                              (Losses) on
                             Balance -    Included      Accumulated      Issuances                             Instruments
                             Beginning       in            Other            and                    Balance -     Held at
                                of        Earnings     Comprehensive    Settlements,                End of         End
                              Period         (1)        Income (Loss)        Net       Transfers    Period      of Period
                             ---------    ----------   --------------   ------------   ---------   ---------   -----------
December 31, 2009
Assets:
 Fixed maturity
    securities,
    available for sale:
    Obligations of
      states,
      municipalities
      and political
      subdivisions           $      25     $     --       $     --        $    (25)    $     --           --    $     --
    Corporate debt                 145           (4)            45              29          (66)         149          --
    Residential
      mortgage-backed
      securities                   152          (50)            36              68            6          212          --
    Commercial
      mortgage-backed
      securities                    40          (17)            19              22           77          141          --
    Collateralized
      debt obligations             145            2             38              35           13          233          --
                             ---------     --------       --------        --------     --------     --------    --------
  Total fixed maturity
    securities,
    available for sale             507          (69)           138             129           30          735          --
  Fixed maturity
    securities, trading             25           (2)             1              --           --           24          --
                             ---------     --------       --------        --------     --------     --------    --------
Total                        $     532     $    (71)      $    139        $    129     $     30     $    759    $     --
                             =========     ========       ========        ========     ========     ========    ========

Liabilities:
  Policyholder
    contract deposits        $      92     $    (67)      $     --        $     --     $     --     $     25    $     --
                             =========     ========       ========        ========     ========     ========    ========

(1) Net realized and unrealized gains (losses) related to the Level 3 items shown above are reported in net realized investment loss in the statements of income (loss), except for fixed maturity securities, trading which are reported in net investment income in the statements of income (loss).

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2010 and 2009 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable (e.g., changes in unobservable long-dated volatilities) inputs.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.2   ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS
      (CONTINUED)

Changes in the fair value of separate account assets are completely offset in the statements of income (loss) and comprehensive income (loss) by changes in separate account liabilities, which are not carried at fair value and therefore not included in the tables above.

TRANSFERS OF LEVEL 3 ASSETS

The Company's policy is to transfer assets and liabilities into Level 3 when a significant input cannot be corroborated with market observable data. This may include circumstances in which market activity has dramatically decreased and transparency to underlying inputs cannot be observed, current prices are not available, and substantial price variances in quotations among market participants exist.

The following table provides the components of the transfers of Level 3 assets on a gross basis:

                                                                    Gross          Gross            Net
                                                                  Transfers      Transfers       Transfers
                                                                      in           (out)         in (out)
                                                                  ---------      ---------       ---------
                                                                               (In millions)
December 31, 2010

Assets:
    Corporate debt                                                $      45      $    (102)      $     (57)
    Residential mortgage-backed securities                              110            (41)             69
    Commercial mortgage-backed securities                                71             (3)             68
    Collateralized debt obligations                                      48            (57)             (9)
                                                                  ---------      ---------       ---------
Total assets                                                      $     274      $    (203)      $      71
                                                                  =========      =========       =========

During the year ended December 31, 2010, the Company transferred into Level 3 approximately $274 million of assets consisting of certain RMBS, CMBS, CDOs and private placement corporate debt. The transfers into Level 3 related to investments in RMBS, CMBS and CDOs were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. Transfers into Level 3 for private placement corporate debt were primarily the result of the Company overriding third party matrix pricing information downward to better reflect the additional risk premium associated with those securities that the Company believes was not captured in the matrix

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.2   ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS
      (CONTINUED)

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable, or when a long-term interest rate significant to a valuation becomes short-term and thus observable. During the year ended December 31, 2010, the Company transferred approximately $203 million of assets out of Level 3. These transfers out of Level 3 are related to investments in private placement corporate debt, RMBS, CMBS and CDOs. Transfers out of Level 3 for private placement corporate debt were primarily the result of the Company using observable pricing information or a third party pricing quote that appropriately reflects the fair value of those securities, without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. Transfers out of Level 3 for CDO investments backed by corporate credits were primarily the result of the Company using observable pricing information or a third party pricing quote that appropriately reflects the fair value of those securities, without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. Transfers out of Level 3 for the remaining CDO investments were primarily due to increased observations of market transactions and price information for those securities. Transfers out of Level 3 for RMBS and CMBS were primarily due to increased usage of pricing from valuation service providers that were reflective of market activity, where previously an internally adjusted price had been used.

4.3   FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

The Company also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include mortgage and other loans. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below.

MORTGAGE AND OTHER LOANS

When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed below for mortgage and other loans.

FAIR VALUE OPTION - FIXED MATURITY SECURITIES, TRADING

The Company may elect to measure at fair value financial instruments and certain other assets and liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company has elected fair value accounting for its economic interest in ML
II. The Company recorded a gain of $16.5 million and losses of $0.8 million and $6.8 million in the years ended December 31, 2010, 2009 and 2008, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the statements of income (loss).

4.4   FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR
      VALUE

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts and lease contracts) is discussed below.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.4 FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR VALUE (CONTINUED)

MORTGAGE AND OTHER LOANS RECEIVABLE

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information. The fair values of the policy loans were not estimated as the Company believes it would have to expend excessive costs for the benefits derived.

SHORT-TERM INVESTMENTS

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

POLICYHOLDER CONTRACT DEPOSITS ASSOCIATED WITH INVESTMENT-TYPE CONTRACTS

Fair value for policyholder contract deposits associated with investment-type contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

The following table presents the carrying value and estimated fair value of the Company's financial instruments:

                                                    2010                  2009
                                            -------------------   -------------------
                                            Carrying     Fair     Carrying     Fair
                                              Value      Value      Value      Value
                                            --------   --------   --------   --------
                                                            (In millions)
ASSETS:
     Fixed maturity securities, available
       for sale                             $  7,088   $  7,088   $  6,061      6,061
     Fixed maturity securities, trading           41         41         24         24
     Mortgage and other loans receivable         459        497        476        471
     Policy loans                                 16         16         20         20
     Derivative assets                             3          3          7          7
     Short-term investments                    1,844      1,844      1,430      1,430
     Accrued investment income                    72         72         58         58
     Separate account assets                     680        680        632        632

LIABILITIES:
     Policyholder contract deposits (1)     $  8,629   $  8,334   $  7,597      7,430

(1) Net embedded derivatives within liability host contracts are presented within policyholder contract deposits.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

5.    INVESTMENTS

5.1   FIXED MATURITY SECURITIES, AVAILABLE FOR SALE

The cost or amortized cost, gross unrealized gains and losses and estimated fair value of fixed maturity securities available for sale by major category follow:

                                                                                               Other-Than-
                                           Cost or        Gross       Gross                     Temporary
                                          Amortized    Unrealized   Unrealized       Fair      Impairments
                                             Cost         Gains       Losses         Value       in AOCI
                                          ---------    ----------   ----------    ----------   -----------
                                                                  (In millions)
December 31, 2010
U.S. government securities and
  government sponsored entities           $       2    $       --   $       --    $        2   $        --
Obligations of states, municipalities
  and political subdivisions                      1            --           --             1            --
Foreign governments                              25             1           --            26            --
Corporate debt                                4,856           329          (44)        5,141             1
Residential mortgage-backed securities        1,173            51          (94)        1,130           (22)
Commercial mortgage-backed securities           324             3          (42)          285            --
Collateralized debt obligations                 486            22           (5)          503            12
                                          ---------    ----------   ----------    ----------   -----------
  Total                                   $   6,867    $      406   $     (185)   $    7,088   $        (9)
                                          =========    ==========   ==========    ==========   ===========

                                                                                               Other-Than-
                                           Cost or       Gross        Gross                     Temporary
                                          Amortized    Unrealized   Unrealized       Fair      Impairments
                                            Cost         Gains        Losses         Value       in AOCI
                                          ---------    ----------   ----------    ----------   -----------
                                                                  (In millions)
December 31, 2009
U.S. government securities and
  government sponsored entities           $       2    $       --   $       --    $        2   $        --
Obligations of states, municipalities
  and political subdivisions                      6            --           --             6            --
Foreign governments                               2            --           --             2            --
Corporate debt                                3,859           210          (62)        4,007             2
Residential mortgage-backed securities        1,574            45         (215)        1,404           (50)
Commercial mortgage-backed securities           425             3         (141)          287           (10)
Collateralized debt obligations                 346            23          (16)          353            13
                                          ---------    ----------   ----------    ----------   -----------
  Total                                   $   6,214    $      281   $     (434)   $    6,061   $       (45)
                                          =========    ==========   ==========    ==========   ===========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

5.1   FIXED MATURITY SECURITIES, AVAILABLE FOR SALE (CONTINUED)

The following tables summarize the Company's gross unrealized losses and estimated fair values on the Company's available for sale securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2010 and 2009:

                              Less than 12 Months        12 Months or More               Total
                            -----------------------   -----------------------   -----------------------
                                         Unrealized                Unrealized                Unrealized
December 31, 2010           Fair Value      Loss      Fair Value      Loss      Fair Value      Loss
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------
                                                           (In millions)
Obligations of states,
   municipalities and
   political subdivisions   $        1   $       --   $       --   $       --   $        1   $       --
Corporate debt                     590           18          337           26          927           44
Residential
   mortgage-backed
   securities                       88            2          349           92          437           94
Commercial
   mortgage-backed
   securities                       38            3          182           39          220           42
Collateralized debt
   obligations                     118            2           32            3          150            5
                            ----------   ----------   ----------   ----------   ----------   ----------
Total                       $      835   $       25   $      900   $      160   $    1,735   $      185
                            ==========   ==========   ==========   ==========   ==========   ==========

                              Less than 12 Months        12 Months or More               Total
                            -----------------------   -----------------------   -----------------------
                                         Unrealized                Unrealized                Unrealized
December 31, 2009           Fair Value      Loss      Fair Value      Loss      Fair Value      Loss
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------
                                                           (In millions)
Obligations of states,
   municipalities and
   political subdivisions   $        1   $       --   $       --   $       --   $        1   $       --
Corporate debt                   1,088           27          335           35        1,423           62
Residential
   mortgage-backed
   securities                      272          120          326           95          598          215
Commercial
   mortgage-backed
   securities                      214          139           16            2          230          141
Collateralized debt
   obligations                      38           12           59            4           97           16
                            ----------   ----------   ----------   ----------   ----------   ----------
Total                       $    1,613   $      298   $      736   $      136   $    2,349   $      434
                            ==========   ==========   ==========   ==========   ==========   ==========

As of December 31, 2010, the Company held 320 individual fixed maturity securities that were in an unrealized loss position, of which 176 individual securities were in a continuous unrealized loss position for longer than twelve months.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2010 because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

5.1   FIXED MATURITY SECURITIES, AVAILABLE FOR SALE (CONTINUED)

The amortized cost and estimated fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2010 were as follows:

                                                                   Cost or Amortized
                                                                          Cost            Fair Value
                                                                   -----------------      ----------
                                                                                (In millions)
Due in one year or less                                              $          99        $      103
Due after one year through five years                                        1,511             1,587
Due after five years through ten years                                       3,014             3,194
Due after ten years                                                            260               286
Mortgage-backed, asset-backed and collateralized securities                  1,983             1,918
                                                                     -------------        ----------
  Total fixed maturity securities, available for sale                $       6,867        $    7,088
                                                                     =============        ==========

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

At December 31, 2010, the Company's investments included five investments in a single entity that exceeded 10% of the Company's shareholder's equity. The investments included one short-term money market pool and four U.S. Treasury Bills. At December 31, 2009, the Company's investments included four investments in a single entity that exceeded 10% of the Company's shareholder's equity. These investments included a short-term money market pool, a U.S. government bond, a money market investment and an ABS.

At December 31, 2010, $0.6 million of fixed maturity securities, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

At December 31, 2010, fixed maturity securities included $399 million of securities not rated investment grade.

At December 31, 2010, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $15 million.

5.2   FIXED MATURITY SECURITIES, TRADING

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance company subsidiaries of American International Group sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1.0 billion plus a participation in the residual, each of which is subordinated to the repayment of a loan from the New York Fed to ML II.

Neither American International Group nor the Company have any control rights over ML II. The Company has determined that ML II is a variable interest entity ("VIE") and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 4 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

A net unrealized gain of $16.5 million in the year ended December 31, 2010 and net unrealized losses of $0.8 million and $6.8 million in the years ended December 31, 2009 and 2008, respectively, were included in the statements of income (loss) from fixed maturity securities classified as trading securities. See Note 7 herein for additional information regarding the Securities Lending Program and the sale of the RMBS to ML II.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

5.3   MORTGAGE AND OTHER LOANS RECEIVABLE

At December 31, 2010, the mortgage and other loans receivable balance was comprised of direct commercial mortgage loans of $484.5 million, other loans of $0.8 million and an offsetting valuation allowance of $25.9 million. At December 31, 2009, the mortgage and other loans receivable balance was comprised of direct commercial mortgage loans of $479.6 million, other loans of $4.9 million and an offsetting valuation allowance of $8.1 million.

At December 31, 2010 and 2009, the direct commercial mortgage loan portfolio was comprised of only U.S. loans. Over 97 percent and 100 percent of the commercial mortgages were current as to payments of principal and interest at December 31, 2010 and 2009, respectively.

                     Number                                                                                    Percent
                       of                                                         Multi-   Mobile                of
      State          Loans    Amount *   Office   Retail   Industrial    Hotel    Family    Homes     Other     Total
------------------   ------   --------   ------   ------   ----------   -------   ------   ------    -------   -------
                                                         (Dollars in millions)
December 31, 2010
  California             12   $    127   $   78   $   --   $       19   $    20   $    9   $    1    $    --     26.19
  Florida                 9         50       --       19           16        --       --        9          6     10.31
  New Jersey              5         44       11        9           --        --       17        7         --      9.07
  Texas                   7         39        4       10           24        --       --        1         --      8.04
  New York                4         36       15        3           --        --       18       --         --      7.42
  All other states       46        189       55       35           40        --       23       26         10     38.97
                     ------   --------   ------   ------   ----------   -------   ------   ------    -------   -------
  Total                  83   $    485   $  163   $   76   $       99   $    20   $   67   $   44    $    16    100.00
                     ======   ========   ======   ======   ==========   =======   ======   ======    =======   =======

                      Number                                                                        Percent
                        of                                               Multi-   Mobile              of
      State           Loans    Amount *   Office   Retail   Industrial   Family    Homes   Other     Total
-------------------   ------   --------   ------   ------   ----------   ------   ------   -----    -------
                                                    (Dollars in millions)
December 31, 2009
   California             11   $    109   $   80   $   --   $       19   $    9        1   $  --      22.71
   Florida                 9         51       --       20           16       --        9       6      10.63
   New Jersey              5         44       11        9           --       17        7      --       9.17
   Texas                   7         40        4       10           25       --        1      --       8.33
   New York                4         36       15        3           --       18       --      --       7.50
   All other states       50        200       59       39           41       24       27      10      41.66
                      ------   --------   ------   ------   ----------   ------   ------   -----    -------
   Total                  86   $    480   $  169   $   81   $      101   $   68   $   45   $  16     100.00
                      ======   ========   ======   ======   ==========   ======   ======   =====    =======

*     Excludes portfolio valuation allowance and other loans receivable

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

5.3  MORTGAGE AND OTHER LOANS RECEIVABLE (CONTINUED)

The following table presents a rollforward of the changes in the allowance for mortgage loans and other loans receivable:

                                            2010             2009
                                       -------------    -------------
                                                (In millions)
Allowance, beginning of year           $           8    $          --
  Loans charged off                               (1)              --
  Provisions for loan losses                      19                8
                                       -------------    -------------
Allowance, end of year                 $          26    $           8
                                       =============    =============

The Company did not have any mortgage and other loans receivable valuation allowance activity during the year ended December 31, 2008.

The Company did not impair any mortgage and other loans receivable during the years ended December 31, 2010 and 2009.

5.4  INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                       2010      2009      2008
                                     --------  --------  --------
                                             (In millions)
Fixed maturity securities            $    437  $    322  $    269
Mortgage and other loans receivable        28        29        29
Policy loans                                2         2         2
Short-term investments                      3         4        29
                                     --------  --------  --------
  Total investment income                 470       357       329
Less: investment expenses                  (6)       (4)       (3)
                                     --------  --------  --------
  Net investment income              $    464  $    353  $    326
                                     ========  ========  ========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

5.5  NET REALIZED INVESTMENT GAIN (LOSS)

Realized gains (losses) by type of investment were as follows for the years ended December 31:

                                                            2010      2009      2008
                                                          --------  --------  --------
                                                                 (In millions)
Sales of fixed maturities:
  Gross gains                                             $     17  $     28  $    332
  Gross losses                                                  (3)       (2)     (419)
Derivative assets and liabilities:
  Gross gains                                                   30        15        52
  Gross losses                                                 (32)      (59)       (6)
Embedded Derivatives                                            15        67       (89)
Securities lending collateral, including
  other-than-temporary impairments                              14        (2)     (140)
Other-than-temporary impairments:
  Total other-than-temporary impairments on available
    for sale securities                                        (63)     (181)   (1,292)
  Portion of other-than-temporary impairments on
    available for sale fixed maturity securities
    recognized in accumulated other comprehensive
    income (loss)                                              (20)       18        --
                                                          --------  --------  --------

Net other-than-temporary impairments on available for
  sale securities recognized in net income (loss)              (83)     (163)   (1,292)
Other-than-temporary impairments on all other
  investments                                                  (17)       (8)       --
                                                          --------  --------  --------
Net realized investment loss                              $    (59) $   (124) $ (1,562)
                                                          ========  ========  ========

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by the
Company:

                                                                 Twelve Months Ended   Nine Months Ended
                                                                  December 31, 2010    December 31, 2009
                                                                 -------------------  -------------------
                                                                               (In millions)
Balance, beginning of period                                     $              (341)                (307)
  Increases due to:
     Credit impairments on new securities subject to
       impairment losses                                                         (22)                  (2)
     Additional credit impairments on previously impaired
       securities                                                                (61)                 (67)
  Reductions due to:
     Credit impaired securities fully disposed for which
       there was no prior intent or requirement to sell                           48                   29
     Accretion on securities previously impaired due to credit                     6                    6
     Other                                                                        25                   --
                                                                 -------------------  -------------------
     Balance, end of year                                        $              (345)                (341)
                                                                 ===================  ===================

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

6.   DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk and equity market risk. See Notes 3 and 4 for further discussion on derivative financial instruments.

The following table presents the notional amount and gross fair value of derivative financial instruments, by their underlying risk exposure, excluding embedded derivatives, held at:

                                                        Derivative Assets        Derivative Liabilities
                                                   --------------------------  --------------------------
                                                     Notional     Fair value     Notional     Fair value
                                                    Amount (1)        (2)       Amount (1)       (2)
                                                   ------------  ------------  ------------  ------------
                                                                       (In millions)
December 31, 2010
Derivatives not designated as hedging
  instruments:
  Interest rate contracts                          $         49  $          1  $         --  $         --
  Equity contracts                                           94             2            --            --
  Other contracts                                            --            --           428             9
                                                   ------------  ------------  ------------  ------------
Total derivative not designated as hedging
  instruments                                      $        143             3  $        428             9
                                                   ============                ============
Less: Bifurcated embedded derivatives (3)                                  --                          (9)
                                                                 ------------                ------------
Total derivatives on balance sheets                              $          3                $         --
                                                                 ============                ============

                                                        Derivative Assets        Derivative Liabilities
                                                   --------------------------  --------------------------
                                                     Notional     Fair value     Notional     Fair value
                                                    Amount (1)       (2)        Amount (1)        (2)
                                                   ------------  ------------  ------------  ------------
                                                                       (In millions)
December 31, 2009
Derivatives not designated as hedging
  instruments:
  Interest rate contracts                          $         21  $          1  $         --  $         --
  Equity contracts                                          121             6            --            --
  Other contracts                                            --            --           392            25
                                                   ------------  ------------  ------------  ------------
Total derivatives not designated as hedging
  instruments                                      $        142             7           392            25
                                                   ============                ============
Less: Bifurcated embedded derivatives (3)                                  --                         (25)
                                                                 ------------                ------------
Total derivatives on balance sheets                              $          7                $         --
                                                                 ============                ============

(1) Notional or contractual amounts of derivative financial instruments represent a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded on the balance sheets. Notional amounts generally represent the amounts used to calculate contractual cash flows to be exchanged and are only paid or received for certain contracts, such as currency swaps.

(2) See Note 4 for additional information regarding the Company's fair value measurement of derivative instruments.

(3) Embedded derivatives related to living benefits are recorded within policyholder contract deposits in the Company's balance sheets.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

6.   DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

The Company has taken positions in certain derivative financial instruments in order to mitigate the impact of changes in interest rates or equity markets on cash flows or certain policyholder liabilities. Financial instruments used by the Company for such purposes include index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). All derivative instruments are recognized in the financial statements. The Company has determined that its derivative financial instruments do not qualify for hedge accounting and as a result, all of the Company's derivatives are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Index options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company has purchased cash settled put and call options on the S&P 500 index to offset the risk of certain guarantees of annuity policy values.

Futures contracts are agreements between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on U.S. treasury notes, U.S. treasury bonds to offset the risk of certain guarantees on annuity policy values.

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded derivatives and gains and losses on sales of derivatives, in net realized investment loss in the statements of income (loss):

                                                      2010      2009
                                                    --------  --------
                                                       (In millions)
Derivatives not designated as hedging instruments:
  Interest rate contracts                           $     --  $     (9)
  Equity contracts                                        (2)      (35)
                                                    --------  --------
Total derivatives not designated as hedging               (2)      (44)
  instruments
Embedded derivatives                                      15        67
                                                    --------  --------
Total derivative instruments                         $    13  $     23
                                                    ========  ========

The Company issues certain variable annuity products which contain guaranteed provisions that are considered embedded derivatives. The fair value of these embedded derivatives is reflected in policyholder contract deposits on the balance sheet. The changes in fair value of the embedded derivatives are reported in net realized investment losses in the statement of income (loss).

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

7.   SECURITIES LENDING PROGRAM

SECURITIES LENDING

The Company and certain other wholly owned U.S. insurance company subsidiaries of American International Group historically participated in American International Group's U.S. securities lending program (the "Securities Lending Program"), which was managed by an affiliated agent, AIG Securities Lending Corp. (the "Agent") and an affiliated investment advisor for the benefit of the domestic insurance company participants (collectively, "the Participants").

During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than secured borrowings.

On December 12, 2008, the Securities Lending Program was terminated, following the sale of long-term investments held by the Agent in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions. Prior to the termination of the Securities Lending Program, the Participants recognized realized capital losses on other-than-temporary impairments and sales of the long-term investments. American International Group made capital contributions to the Participants, which were funded directly to the Securities Lending Program's collateral account, and which largely offset the obligations of the Participants to contribute to the collateral account their pro rata share of any investment losses incurred.

The Company recorded the following amounts in 2008 related to the Securities Lending Program:

                                                                  (In millions)
                                                                  -------------
Realized losses on securities lending collateral:
  Net realized losses on RMBS sold to ML II                       $         (69)
  Net realized losses on all other asset sales                              (70)
  Realized losses due to other-than-temporary declines in value            (514)
                                                                  -------------
     Total                                                        $        (653)
                                                                  =============
Net realized losses related to lent securities with insufficient collateral:
  Deemed sales of lent securities                                 $         (26)
  Forward purchase commitments                                              (35)
                                                                  -------------
     Total                                                        $         (61)
                                                                  =============

On September 19, 2008, a proceeding was commenced pursuant to the provisions of the Securities Investor Protection Act of 1970 ("SIPA") with respect to Lehman Brothers Inc. ("Lehman") and a trustee was appointed to administer the Lehman estate. On that date, securities owned by the Company and certain other Participants (collectively, the "Affected Participants") were on loan to Lehman under a master securities lending agreement (the "MSLA"). The commencement of this SIPA proceeding constituted an event of default under the MSLA, and the lent securities were not returned by Lehman. The Affected Participants reported the lent securities that were not returned by Lehman as sales. As a result of the default, the Affected Participants exercised their remedies under the MSLA to apply collateral held against the amounts owed by Lehman. The remaining collateral held with respect to securities loaned to Lehman was distributed in cash to the Affected Participants on December 30, 2008 and was reflected in other liabilities at December 31, 2009 and 2008. In 2010, a settlement with the Lehman estate was reached, and the settlement was funded on September 10, 2010. The Company recognized a realized gain in 2010 of $14 million as an adjustment to the estimated losses previously recorded on the sale treatment of the lent securities.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

7.   SECURITIES LENDING PROGRAM (CONTINUED)

MAIDEN LANE II

On December 12, 2008, in conjunction with the termination of the Securities Lending Program, American International Group, the Participants and the Agent entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with ML II, a Delaware limited liability company whose sole member is the New York Fed. Pursuant to the Asset Purchase Agreement, the Participants sold to ML II all of their undivided interests in a pool of $39.3 billion par amount of RMBS held in the Securities Lending Program's collateral account. In exchange for the RMBS, the Participants received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price, as described below. The total purchase price was based on the fair value of the RMBS as of October 31, 2008, and the Participants recognized a realized loss of $2.2 billion on the transaction. The amount of the initial payment and the deferred contingent portions of the total purchase price were allocated among the Participants based on their respective ownership interests in the pool of RMBS as of September 30, 2008.

Pursuant to a credit agreement, the New York Fed, as senior lender, made a loan to ML II ("the ML II Senior Loan") in the aggregate amount of $19.5 billion (such amount being the cash purchase price of the RMBS payable by ML II on the closing date after certain adjustments, including payments on RMBS for the period between the transaction settlement date of October 31, 2008 and the closing date of December 12, 2008). The ML II Senior Loan is secured by a first priority security interest in the RMBS and all property of ML II, bears interest at a rate per annum equal to one-month LIBOR plus 1.0 percent and has a stated six-year term, subject to extension by the New York Fed at its sole discretion. After the Senior Loan has been repaid in full, to the extent there are sufficient net cash proceeds from the RMBS, the Participants will be entitled to receive from ML II a portion of the deferred contingent purchase price in the amount of up to $1.0 billion plus interest that accrues from the closing date and is capitalized monthly at the rate of one-month LIBOR plus 3.0 percent. Upon payment in full of the ML II Senior Loan and the accrued distributions on the Participants' fixed portion of the deferred contingent purchase price, all remaining amounts received by ML II will be paid five-sixths to the New York Fed as contingent interest and one-sixth to the Participants as remaining deferred contingent purchase price. The New York Fed will have sole control over ML II and the sales of the RMBS by ML II so long as the New York Fed has any interest in the Senior Loan.

8.   DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in deferred acquisition costs:

                                                        Years ended December 31,
                                                      ----------------------------
                                                           2010      2009 Restated
                                                      -------------  -------------
                                                             (In millions)
Balance at beginning of year                          $         407  $         391
Deferrals                                                        66             95
Accretion of interest/amortization                              (55)           (36)
Effect of net unrealized gain/loss on securities (1)           (118)            53
Effect of realized (gains) losses on securities (2)              18            (86)
Effect of unlocking assumptions used in estimating
  future gross profits (3)                                       --            (10)
                                                      -------------  -------------
Balance at end of year                                $         318  $         407
                                                      =============  =============

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

8.   DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS
     (CONTINUED)

(1) In 2009, includes an increase of $92.9 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard.

(2) In 2009, includes a decrease of $95.3 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard.

(3) The Company adjusts amortization of deferred acquisition costs when the assumptions underlying the estimates of current or future gross profits to be realized are revised. The Company reviews the assumptions at least annually. The 2009 amount was primarily the result of reductions in the long-term growth rate assumptions and deteriorating equity market conditions early in the year. In the first quarter of 2009, the long-term separate account growth rate assumption was reduced to 7.5 percent from 10 percent.

The Company defers enhanced crediting rates or bonus payments to contract holders on certain of its products. The following table summarizes the activity in these deferred expenses:

                                                        Years ended December 31,
                                                      ----------------------------
                                                           2010      2009 Restated
                                                      -------------  -------------
                                                             (In millions)
Balance at beginning of year                          $         120  $         111
Deferrals                                                        24             17
Accretion of interest/amortization                              (22)            (1)
Effect of net unrealized gain/loss on securities (1)            (38)            21
Effect of realized (gains) losses on securities (2)               9            (28)
                                                      -------------  -------------
Balance at end of year                                $          93  $         120
                                                      =============  =============

(1) In 2009, includes an increase of $29.8 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard.

(2) In 2009, includes a decrease of $30.2 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard.

9.   POLICYHOLDER CONTRACT DEPOSITS AND FUTURE POLICY BENEFITS

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                           2010            2009
                                       -------------  -------------
                                               (In millions)
Policyholder contract deposits:
  Annuities                            $       8,454  $       7,414
  Universal life                                 175            183
                                       -------------  -------------
                                       $       8,629  $       7,597
                                       =============  =============
Future policy benefits:
  Annuities                            $           6  $           7
                                       =============  =============

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

9.   POLICYHOLDER CONTRACT DEPOSITS AND FUTURE POLICY BENEFITS (CONTINUED)

Details concerning the Company's guaranteed benefit exposures are as follows:

                                                                                  Highest Specified
                                                                                     Anniversary
                                                                                    Account Value
                                                                                        Minus
                                                                 Return of Net    Withdrawals Post
                                                                   Deposits          Anniversary
                                                               -----------------  -----------------
                                                                       (Dollars in millions)
AT DECEMBER 31, 2010
In the event of death (GMDB):
  Account value                                                $             195  $             620
  Net amount at risk (a)                                                       7                 50
  Average attained age of contract holders                                    67                 66
  Range of guaranteed minimum return rates                                     0%                 0%

Accumulation at specified date (GMAV):
  Account value                                                $              60
  Net amount at risk (b)                                                       2
  Weighted average period remaining until guaranteed payment           5.3 Years

Accumulation at specified date (GMWB):
  Account value                                                $             392
  Net amount at risk (c)                                                      33
  Weighted average period remaining until guaranteed payment            19 Years

                                                                                  Highest Specified
                                                                                     Anniversary
                                                                                    Account Value
                                                                                        Minus
                                                                 Return of Net     Withdrawals Post
                                                                   Deposits          Anniversary
                                                               -----------------  -----------------
                                                                       (Dollars in millions)
AT DECEMBER 31, 2009
In the event of death (GMDB):
  Account value                                                $             160  $             593
  Net amount at risk (a)                                                      17                 93
  Average attained age of contract holders                                    66                 65
  Range of guaranteed minimum return rates                                     0%                 0%

Accumulation at specified date (GMAV):
  Account value                                                $              60
  Net amount at risk (b)                                                       4
  Weighted average period remaining until guaranteed payment           6.3 Years

Accumulation at specified date (GMWB):
  Account value                                                $             314
  Net amount at risk (c)                                                      49
  Weighted average period remaining until guaranteed payment          18.4 Years

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

9.   POLICYHOLDER CONTRACT DEPOSITS AND FUTURE POLICY BENEFITS (CONTINUED)

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders died at the same balance sheet date.

(b) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

(c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made for those policies with a waiting period, the contract holder will realize an increase in the benefit base after all other amounts guaranteed under this benefit have been paid. This increase in the benefit base increases the net amount at risk by $5.1 million and $6.6 million as of December 31, 2010 and 2009, respectively and is payable no sooner than 10 years from the end of the waiting period.

The following summarizes the activity in future policy benefits:

                                Years ended December 31,
                                ------------------------
                                    2010         2009
                                -----------  -----------
                                      (In millions)
Balance at beginning of year    $         7  $         6
  Guaranteed benefits incurred           --            3
  Guaranteed benefits paid               (1)          (2)
                                -----------  -----------
Balance at end of year          $         6  $         7
                                ===========  ===========

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2010 and 2009:

     - Data used was 50 stochastically generated investment performance scenarios.

     - Mean investment performance assumption was 7.5 percent in 2010 and 2009, respectively.

     -    Volatility assumption was 16 percent.

     - Mortality was assumed to be 50 percent Male and 80 percent Female of the 1994 Variable Annuity MGDB table.

     - Lapse rates vary by contract type and duration and range from 0 percent to 40 percent.

     -    The discount rate was approximately 8 percent.

In the first quarter of 2009, the Company recorded an increase in the liability for future policy benefits of $1.4 million due to the unlocking of key assumptions.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

10.  REINSURANCE

Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10 percent of shareholder's equity.

The Company has a reinsurance treaty that limits its universal life risk on any one insured life to $100,000. Universal life insurance fees are presented net of reinsurance premiums of $6.2 million, $6.4 million and $6.5 million in 2010, 2009 and 2008, respectively. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $10.0 million, $4.1 million and $4.6 million in 2010, 2009 and 2008, respectively.

11.  COMMITMENTS AND CONTINGENT LIABILITIES

All 50 states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable, can be reasonably estimated and when the event obligating us to pay has occurred. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company accrued $53.6 million and $2.2 million for these guarantee fund assessments at December 31, 2010, and 2009, respectively, which is reported within Other liabilities in the accompanying balance sheets.

The Company had $1.3 million in commitments relating to mortgage loans at December 31, 2010.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquires involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Various lawsuits against the Company have arisen in the ordinary course of business. Except as noted above, contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the financial position, results of operations or cash flows of the Company.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

12.  SHAREHOLDER'S EQUITY

Capital contributions received by the Company were as follows:

                                             Years ended December 31,
                                           ----------------------------
                                             2010      2009      2008
                                           --------  --------  --------
                                                   (In millions)
Cash from Parent                           $     --  $    150  $    220
Contributions related to Securities
   Lending Program (see Note 7)                  --        --       548
                                           --------  --------  --------
   Total cash contributions                      --       150       768
Contributions of securities at fair value        --       131       444
                                           --------  --------  --------
     Total capital contributions           $     --  $    281  $  1,212
                                           ========  ========  ========

The components of accumulated other comprehensive income (loss) are as follows:

                                                             2010      2009
                                                           --------  --------
                                                              (In millions)
Fixed maturity and equity securities, available for sale:
  Gross unrealized gains                                   $    406  $    281
  Gross unrealized losses                                      (185)     (434)
Adjustment to DAC and deferred sales inducements                (81)       75
Deferred federal and state income tax (expense) benefit         (55)       31
                                                           --------  --------
  Accumulated other comprehensive income (loss) (1)        $     85  $    (47)
                                                           ========  ========

(1) The 2009 amount includes a decrease of $209.0 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard. See Note 3.14 for additional disclosures on this new standard.

Dividends that the Company may pay to the Parent in any year without prior approval of the New York Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders by life insurance companies domiciled in the State of New York without obtaining the approval of the Superintendent of Insurance is limited to the lesser of either 10 percent of preceding year's statutory surplus or the Company's preceding year's net gain from operations, if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the New York Department of Insurance. The maximum amount of dividends that can be paid by the Company to its shareholder in 2011 without prior approval from the New York Department of Insurance is $45.6 million.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

12.  SHAREHOLDER'S EQUITY (CONTINUED)

The Company has one permitted practice at December 31, 2010. In 2010, the Company received permission from the New York Department of Insurance to restate the statutory gross paid-in and contributed statutory surplus and the unassigned funds components of its statutory surplus at September 30, 2010, similar to the restatement of statutory surplus balances that occurs pursuant to the prescribed accounting guidance for a quasi-reorganization. This statutory restatement resulted in an increase in statutory unassigned funds and a corresponding decrease in statutory gross paid in and contributed statutory surplus for an amount equal to the contributions received from American International Group and other 2008 contributions indirectly received from American International Group of $812.0 million that offset the Company's losses incurred as a result of its participation in the Securities Lending Program (see Note 7). The permitted practice had no impact on either the Company's net income or total statutory surplus or impact on these financial statements. In addition, there was no impact on the Company's risk-based capital results.

Statutory net income (loss) and capital and surplus of the Company at December 31 were as follows:

                                      2010      2009 Restated  2008 Restated
                                 -------------  -------------  -------------
                                                (In millions)
Statutory net income (loss)      $         (35) $          43  $          (1)
Statutory capital and surplus    $         746  $         776  $         547

13.  INCOME TAXES

13.1 INCOME TAX EXPENSE (BENEFIT)

The components of the provisions for income taxes on pretax income consist of the following:

                                                    Years ended December 31,
                                                 ------------------------------
                                                              2009       2008
                                                   2010     Restated   Restated
                                                 --------   --------   --------
                                                          (In millions)
Current                                          $     --   $    (63)  $     (5)
Deferred                                              (90)        45         20
                                                 --------   --------   --------
Total income tax expense (benefit)               $    (90)  $    (18)  $     15
                                                 ========   ========   ========

The U.S. federal statutory income tax rate is 35 percent for 2010, 2009 and 2008. Actual tax expense on income differs from the "expected" amount computed by applying the federal income tax rate because of the following:

                                                    Years ended December 31,
                                                 ------------------------------
                                                              2009       2008
                                                   2010     Restated   Restated
                                                 --------   --------   --------
                                                          (In millions)
U.S. federal income tax expense (benefit) at
  statutory rate                                 $      5   $    (20)  $   (486)
Adjustments:
     Valuation allowance                              (96)         8        564
     State income taxes (net of federal benefit)        2         (4)       (63)
     Dividends received deduction                      (1)        (1)        (1)
     Other, net                                        --         (1)         1
                                                 --------   --------   --------
  Total income tax expense (benefit)             $    (90)  $    (18)  $     15
                                                 ========   ========   ========

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

13.2 DEFERRED INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the net deferred tax assets and liabilities at December 31 are as follows:

                                                                          2009
                                                                2010    Restated
                                                              --------  --------
                                                                (In millions)
Deferred Tax Liabilities:
  Deferred acquisition costs and deferred sales inducements   $   (142) $   (130)
  Net unrealized gain on debt and equity securities
     available for sale                                            (55)       --
  Other assets                                                      (1)       --
                                                              --------  --------
     Total deferred tax liabilities                               (198)     (130)
                                                              --------  --------
Deferred Tax Assets:
  Capital loss carryforward - Federal                              255       238
  Investments                                                      127       159
  Contract holder reserves                                          45        45
  Net unrealized loss on debt and equity securities
     available for sale                                             --        31
  Guaranty association dues                                         19         1
  State deferred tax asset                                          61        57
                                                              --------  --------
     Deferred tax assets                                           507       531
  Valuation allowance                                             (347)     (443)
                                                              --------  --------
     Total deferred tax assets                                     160        88
                                                              --------  --------
  Net deferred tax liability                                  $    (38) $    (42)
                                                              ========  ========

The following table presents tax losses and credits carryforwards as of December 31, 2010 on a tax return basis:

                                                                              Tax
                                                     Gross                  Effected          Expiration Periods
                                            ----------------------  ----------------------  ----------------------
                                                             (In millions)
Federal capital loss carryforwards          $                  727  $                  255    5 years 2013-2015
State capital loss carryforwards                               771                      55    5 years 2011-2015
State net operating loss carryforwards                         265                      19  20 years 2028 -- 2030
                                            ----------------------  ----------------------
Total tax losses and credits carryforwards  $                1,763  $                  329
                                            ======================  ======================

The Company has recorded a full valuation allowance against tax carryforwards described in the above table.

The Company is included in the consolidated federal income tax return of its ultimate parent, American International Group. Under the tax sharing agreement with American International Group, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

13.2 DEFERRED INCOME TAXES (CONTINUED)

In general, realization of deferred tax assets depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. The Company assessed its ability to realize the deferred tax asset of $507 million and concluded a $347 million valuation allowance was required to reduce the deferred tax asset at December 31, 2010 to an amount the Company believes is more likely than not to be realized.

When making its assessment, the Company considered all available evidence, including the impact of being included in the consolidated federal tax return of American International Group, future reversals of existing taxable temporary differences, estimated future GAAP taxable income, and tax planning strategies the Company would implement, if necessary, to realize the net deferred tax asset.

In assessing future GAAP taxable income, the Company considered its strong earnings history exclusive of the recent losses on securities lending program, because the Company and American International Group entered into transactions with the New York Fed to limit exposure to future losses. The Company also considered the taxable income from sales of businesses under the asset disposition plan of American International Group, the continuing earnings strength of the businesses American International Group intends to retain and American International Group recently announced debt and preferred stock transactions with the New York Fed and United States Treasury, respectively, together with other actions American International Group is taking, when assessing the ability to generate sufficient future taxable income during the relevant carryforward periods to realize the deferred tax asset.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to the Company's financial condition or it results of operations for an individual period.

In evaluating the realizability of the loss carryforwards, the Company considered the relief provided by Internal Revenue Service ("IRS") Notice 2008-84 which provides that the limitation on loss carryforwards that can arise as a result of one or more acquisitions of stock of a loss company will not apply to such stock acquisitions for any period during which the United States becomes a direct or indirect owner of more than 50 percent interest in the loss company.

13.3 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                          2010      2009
                                                        --------  --------
                                                          (In millions)
Gross unrecognized tax benefits at beginning of period  $    0.2  $    0.2
Increases in tax positions for prior years                   9.8        --
                                                        --------  --------
Gross unrecognized tax benefits at end of period        $   10.0  $    0.2
                                                        ========  ========

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2010, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time, it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

13.3 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES (CONTINUED)

At December 31, 2010 and 2009, the Company's unrecognized tax benefits, excluding interest and penalties, were $10.0 and $0.2 million, respectively. As of December 31, 2010 and 2009, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $10.0 and $0.2 million, respectively.

Interest and penalties, if any, related to unrecognized tax benefits are recognized as a component of income tax expense. At December 31, 2010 the Company had a payable of $0.7 million and in 2009, the Company had a receivable of $0.5 million, related to interest (net of federal tax). For the year ended December 31, 2010 and 2008, the Company had recognized an expense of $1 million and $0.1 million, respectively, of interest (net of federal tax) in the statements of income (loss). For the year ended December 31, 2009, the Company had no related interest income or expense (net of federal tax) recognized in the statements of income (loss).

13.4 TAX EXAMINATIONS

The Company is currently under audit by the IRS for calendar year 2004-2005. All years prior to 2004 are no longer subject to audit. The Company believes that any ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements.

14.  RELATED PARTY TRANSACTIONS

14.1 EVENTS RELATED TO AMERICAN INTERNATIONAL GROUP

On September 30, 2010, American International Group entered into an agreement-in-principle with the U.S. Department of the Treasury (the "Department of the Treasury"), the New York Fed, and the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), for a series of integrated transactions to recapitalize American International Group (the "Recapitalization"). American International Group completed the Recapitalization on January 14, 2011. See Note 16 for more information regarding the Recapitalization.

Additional information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding American International Group as described herein is qualified by regulatory filings American International Group files from time to time with the SEC.

14.2 OTHER RELATED PARTY TRANSACTIONS

On January 20, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $15.0 million from the Parent and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no outstanding balances under this arrangement at December 31, 2010 and 2009.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SunAmerica Annuity and Life Assurance Company ("SAAL"), dated February 15, 2004, whereby the Company has the right to borrow up to $15.0 million from SAAL. This arrangement was amended and restated solely for the purpose of reflecting the name change of AIG SunAmerica Life Assurance Company to SAAL. All terms and conditions set forth in the original arrangement remain in effect. There were no outstanding balances under this arrangement at December 31, 2010 and 2009.

On February 15, 2004, the Company entered into a short-term financing arrangement with SAAL whereby SAAL has the right to borrow up to $15.0 million from the Company. Any advances made under this arrangement must be repaid within 30 days. There were no outstanding balances under this arrangement at December 31, 2010 and 2009.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

14.2 OTHER RELATED PARTY TRANSACTIONS (CONTINUED)

On February 15, 2004, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII") whereby the Company has the right to borrow up to $15.0 million from SAII. Any advances made under this arrangement must be repaid within 30 days. There were no outstanding balances under this arrangement at December 31, 2010 and 2009.

The Company pays commissions, including support fees to defray marketing and training costs, to four affiliated broker-dealers for distributing its annuity products. Commissions paid to these broker-dealers totaled $1.2 million, $0.6 million and $1.9 million in 2010, 2009 and 2008, respectively. These affiliated broker-dealers represented approximately 1.0 percent, 0.4 percent and 2.0 percent of premiums received in 2010, 2009 and 2008, respectively.

Pursuant to a Service and Expense Agreement, American International Group provides, or causes to be provided, administrative, marketing, accounting, occupancy, and data processing services to the Company. The Company is billed in accordance with Regulation 30 or Regulation 33, as applicable, of the New York Insurance Department, and billed amounts do not exceed the cost to American International Group. Amounts paid for services rendered pursuant to this agreement were $13.9 million, $10.9 million and $14.0 million in 2010, 2009 and 2008, respectively. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $2.3 million, $1.3 million and $3.4 million in 2010, 2009 and 2008, respectively, and is deferred and amortized as part of DAC. The other components of these costs are included in general and administrative expenses in the statements of income (loss).

An affiliate of the Company is responsible for the administration of the Company's fixed annuity contracts and is reimbursed for the cost of administration. Costs charged to the Company to administer these policies were approximately $3.2 million, $3.5 million and $2.6 million in 2010, 2009 and 2008, respectively. Additionally, costs charged to the Company for marketing such policies amounted to $4.2 million, $5.0 million and $4.1 million for the years ended December 31, 2010, 2009 and 2008, respectively, and are deferred and amortized as part of DAC. The Company believes these costs are less than the Company would have incurred to administer these policies internally.

Pursuant to an Investment Advisory Agreement, the majority of the Company's invested assets are managed by an affiliate of the Company. The allocation of such costs for investment management services is based on the level of assets under management. The investment management fees incurred were $4.7 million, $2.9 million and $2.9 million in 2010, 2009 and 2008, respectively.

The Company incurred $0.5 million of management fee expense to an affiliate of the Company to administer its securities lending program during the year ended December 31, 2008. There were no management fees incurred in 2010 and 2009.

On February 1, 2004, the Company entered into an administrative services agreement with its affiliate AIG SunAmerica Asset Management Corp. ("SAAMCo"), whereby SAAMCo will pay to the Company a fee based on a percentage on all assets invested through the Company's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for the Company's variable annuity products. Amounts earned by the Company under this agreement totaled $2.1 million, $1.8 million and $2.2 million in 2010, 2009 and 2008, respectively, and are included in variable annuity fees in the statements of income (loss).

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

14.2 OTHER RELATED PARTY TRANSACTIONS (CONTINUED)

The Company has a support agreement in effect between the Company and American International Group (the "Support Agreement"), pursuant to which American International Group will cause the Company to maintain a contract holders' surplus of not less than $1.0 million or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, American International Group will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by American International Group to any person of any obligations of the Company. American International Group may terminate the Support Agreement with respect to outstanding obligations of the Company only under certain circumstances, including where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against American International Group and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against American International Group. See Note 16 for more information regarding the Support Agreement.

The Company's insurance policy obligations for individual and group contracts issued prior to January 31, 2008, at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home"), a subsidiary of American International Group and an affiliate of the Company. American Home files statutory annual and quarterly reports with the New York State Insurance Department, through which such reports are available to the public.

As of January 31, 2008, at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts with a date of issue later than the Point of Termination. The Guarantee will, however, continue to cover insurance obligations on contracts issued by the Company with a date of issue earlier than the Point of Termination, including obligations arising from purchase payments received with respect to these contracts after the Point of Termination. The Guarantee provides that the contract owners owning contracts issued by the Company with a date of issue earlier than the Point of Termination can enforce the Guarantee directly against American Home.

15.  EMPLOYEE BENEFIT PLANS

15.1 EMPLOYEE RETIREMENT PLAN

Employees of American International Group, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

15.1 EMPLOYEE RETIREMENT PLAN (CONTINUED)

The AIG Retirement Plan (the "AIG U.S. Plan") is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act (ERISA) of 1974. All employees of American International Group and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with 5 or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with 10 or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employee forfeits his or her right to receive any accumulated pension benefits.

Annual funding requirements are determined based on the "traditional unit credit" cost method. The objective under this method is to fund each participant's benefit under the plan as it accrues. Thus, the total pension to which each participant is expected to become entitled at retirement is broken down into units, each associated with a year of past or future credited service.

The following table sets forth the funded status of the AIG US retirement plan.

                                         December 31, 2010  December 31, 2009
                                         -----------------  -----------------
                                                    (In millions)
Fair value of plan assets                $           3,425  $           3,362
Less projected benefit obligation                    3,878              3,687
                                         -----------------  -----------------
  Funded status                          $            (453) $            (325)
                                         =================  =================

The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2010 and 2009 are set forth in the table below:

                                         December 31, 2010  December 31, 2009
                                         -----------------  -----------------
Discount rate                                   5.5%               6.0%
Rate of compensation increase (average)         4.0%               4.0%
Measurement date                         December 31, 2010  December 31, 2009
Medical cost trend rate                         N/A                N/A

In 2010 and 2009, American International Group allocated defined benefit expenses to the Company and its affiliates. The Company's allocated share of net expense for the AIG U.S. Plan was approximately $0.2 million, $0.2 million and $0.1 million for 2010, 2009 and 2008, respectively.

The American General Corporation ("AGC") retirement plan was merged into the AIG U.S. Plan effective January 1, 2002. Benefits for AGC participants were changed effective January 1, 2003 to be substantially similar to the AIG U.S. Plan's benefits subject to grandfathering requirements.

SAFGRS employees began participation and accruing benefits in the AIG U.S. Plan commencing January 1, 2003. Vesting in the AIG U.S. plan begins on the later of January 1, 1999 or date of hire for SAFGRS employees.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

15.1 EMPLOYEE RETIREMENT PLAN (CONTINUED)

Effective July 1, 2009, a cost of living adjustment was provided in the AIG U.S. Plan to all retirees who retired prior to January 1, 2004. The increase was 1% of the original monthly benefit for each year of retirement prior to January 1, 2004, limited to 5 years, and not greater than $300 per month.

The 2009 AIG U.S. Plan information reflects the impact of divestitures of HSB Group, Inc. ("HSB"), 21st Century Insurance Group et al ("PAG"), A. I. Credit Crop. Life segment ("AI Credit Life"), Transatlantic Reinsurance and the impact of reductions-in-force during 2009.

The 2010 AIG U.S. Plan information reflects the impact of divestitures of A. I. Credit Corp P & C segment ("AI Credit P&C"), AIG Global Asset Management Holdings Corp. et al ("Bridge"), American Life Insurance Company et al ("ALICO") and American General Finance et al ("AGF") during 2010.

American International Group also sponsors several unfunded nonqualified defined benefit plans for certain employees, including key executives, designed to supplement pension benefits provided by American International Group's other retirement plans. These include the AIG Excess Retirement Income Plan, which provides a benefit equal to the reduction in benefits payable to certain employees under the AIG U.S. Plan as a result of federal tax limitations on compensation and benefits payable, and the Supplemental Executive Retirement Plan ("SERP"), which provides additional retirement benefits to designated executives. The results in this note do not include the nonqualified plans.

15.2 POSTRETIREMENT BENEFIT PLANS

American International Group's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of 10 years of service. Retirees and their dependents that were 65 years old by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $5 million. The maximum life insurance benefit prior to age 70 is $32,500, with a maximum $25,000 thereafter.

Effective January 1, 1993, both plans' provisions were amended: employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5,000 for retirement at age 55 through 59 and $10,000 for retirement at ages 60 through 64 and $15,000 from retirement at ages 65 and over.

American International Group's U.S. postretirement medical and life insurance benefits obligations as of December 31, 2010 and 2009 were $279 million and $274 million, respectively. These obligations are not funded currently. The Company had no allocated share of other postretirement benefit plan expenses in 2010, 2009 and 2008.

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that American International Group will receive for 2010 is $3.1 million.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

15.2 POSTRETIREMENT BENEFIT PLANS (CONTINUED)

Amounts for four Puerto Rico postretirement medical plans have also been included in the 2010 and 2009 figures.

The 2009 postretirement medical plan information reflects the impact of divestitures of HSB, PAG, AI Credit Life and Transatlantic Reinsurance and the impact of reductions-in-force during 2009.

As sponsor of the AIG U.S. Plan and other postretirement and defined contribution benefit plans, American International Group is ultimately responsible for the conduct of these plans. The Company is not directly liable for obligations under the plan; its direct obligations result from American International Group's allocation of its share of expenses from the plans. Such allocation is based on the Company's payroll.

Additionally, the Company is jointly and severally responsible with American International Group and other participating companies for funding obligations for the AIG U.S. Plan, ERISA qualified defined contribution plans and ERISA plans issued by other American International Group subsidiaries (the ERISA Plans). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the American International Group ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

15.3 OTHER PLANS

Some of the Company's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans. Details of these plans are published in American International Group's regulatory filings with the SEC. American International Group currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. American International Group allocated $1.8 million, $0.4 million and $1.2 million during 2010, 2009 and 2008, respectively, of these stock options and certain other deferred compensation programs to the Company.

In December 2009, American International Group established the Long Term Incentive Plan under which management employees were offered the opportunity to receive additional compensation in the form of cash and stock appreciation rights ("SARs") if certain performance metrics are met. During 2010 and 2009, American International Group allocated $1.7 million in 2010 and none in 2009 and 2008 for expenses incurred under this plan.

In addition to several small defined contribution plans, American International Group sponsors a voluntary savings plan for U.S. employees, the AIG Incentive Savings Plan, which provides for salary reduction contributions by employees and matching U.S. contributions by American International Group of up to seven percent of annual salary depending on the employees' years of service and subject to certain compensation limits. Pre-tax expense associated with this plan was $0.2 million, $0.1 million and $0.1 million in 2010, 2009 and 2008, respectively.

Starr International Company, Inc. ("SICO") has provided a series of two-year Deferred Compensation Profit Participation Plans ("SICO Plans") to certain employees of American International Group, its subsidiaries and affiliates. The SICO Plans were created in 1975 when the voting shareholders and Board of Directors of SICO, a private holding company whose principal asset is American International Group common stock, decided that a portion of the capital value of SICO should be used to provide an incentive plan for the current and succeeding managements of all American International companies, including the Company.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

15.3 OTHER PLANS (CONTINUED)

None of the costs of the various benefits provided under the SICO Plans has been paid by the Company, although the Company has recorded a charge to reported earnings for the deferred compensation amounts paid to employees of the Company or its subsidiaries and affiliates by SICO and allocated to the Company, with an offsetting amount credited to additional paid-in capital reflecting amounts considered to be contributed by SICO. Compensation expense with respect to the SICO Plans aggregated $0.2 million in each of 2010, 2009 and 2008, and is included in general and administrative expenses in the statements of income
(loss). Additionally, a corresponding increase to additional paid-in capital was recorded in each year.

15.4 POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

American International Group provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by American International Group.

16. SUBSEQUENT EVENTS

EVENTS RELATED TO AMERICAN INTERNATIONAL GROUP

On January 14, 2011, American International Group completed the Recapitalization with the New York Fed, the Department of the Treasury, and the Trust. As part of the Recapitalization, American International Group repaid to the New York Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under American International Group's revolving credit facility with the New York Fed (the "New York Fed credit facility"), and the New York Fed credit facility was terminated. In addition, (i) the shares of American International Group's Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share, held by the Trust were exchanged for 562,868,096 shares of American International Group common stock and were subsequently transferred by the Trust to the Department of the Treasury; (ii) the shares of American International Group's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for 924,546,133 shares of American International Group common stock; and (iii) the shares of American International Group's Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for (a) preferred interests in two special purpose vehicles, (b) 20,000 shares of American International Group's Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share, a new series of TARP preferred stock, and (c) 167,623,733 shares of American International Group common stock. As a result of the Recapitalization, the Department of the Treasury held 1,655,037,962 shares of newly issued American International Group common stock, representing ownership of approximately 92 percent of the outstanding American International Group common stock at December 31, 2010. After the share exchange and distribution were completed, the Trust terminated pursuant to the terms and conditions of the agreement that established the Trust. It is expected that over time the Department of the Treasury will sell its shares of American International Group common stock on the open market.

On March 10, 2011, American International Group submitted a binding bid to the New York Fed to purchase all of the RMBS owned by ML II for $15.7 billion in cash. If the New York Fed accepted the binding bid, it was anticipated that the Company (along with certain other American International Group companies) would be a purchaser of certain of these RMBS. On March 30, 2011, the New York Fed announced that it was declining American International Group's offer to purchase all of the RMBS held in the ML II portfolio and instead would sell these securities through a competitive process.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

16.  SUBSEQUENT EVENTS (CONTINUED)

OTHER RELATED PARTY TRANSACTIONS

On March 30, 2011, American International Group and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that American International Group would maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level Risk Based Capital ("RBC") (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to board and regulatory approval(s), the Company would declare and pay ordinary dividends to its shareholders in an amount in excess of that required to maintain the specified minimum percentage. The CMA replaced the existing Support Agreement in effect between American International Group and the Company (see Note 14.2), which agreement was terminated by American International Group in accordance with its terms on April 24, 2011.

                         AMERICAN HOME ASSURANCE COMPANY

                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                         AMERICAN HOME ASSURANCE COMPANY

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                TABLE OF CONTENTS

Report of Independent Auditors............................................................    2
Statements of Admitted Assets.............................................................    3
Statements of Liabilities, Capital and Surplus............................................    4
Statements of Income and Changes in Capital and Surplus...................................    5
Statements of Cash Flow...................................................................    6
Note 1 - Organization and Summary of Significant Statutory Basis Accounting Policies......    7
Note 2 - Accounting Adjustments to Statutory Basis Financial Statements...................   19
Note 3 - Investments......................................................................   23
Note 4 - Reserves for Losses and LAE......................................................   36
Note 5 - Related Party Transactions.......................................................   40
Note 6 - Reinsurance......................................................................   51
Note 7 - Deposit Accounting Assets and Liabilities........................................   57
Note 8 - Federal Income Taxes.............................................................   59
Note 9 - Pension Plans and Deferred Compensation Arrangements.............................   68
Note 10 - Capital and Surplus and Dividend Restrictions...................................   72
Note 11 - Contingencies...................................................................   74
Note 12 - Other Significant Matters.......................................................   85
Note 13 - Subsequent Events...............................................................   86

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholder of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2010 and 2009, and the related statutory statements of income and changes in capital and surplus, and cash flow for each of the three years then ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2010 and 2009, or the results of its operations or its cash flows for each of the three years then ended December 31, 2010.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years then ended December 31, 2010, on the basis of accounting described in Note 1.

As described in Note 2 to the financial statements, during 2009, the Company adopted SSAP No. 10R, Income Taxes -- Revised, A Temporary Replacement to SSAP No. 10, and has reflected the effect of this adoption within Changes in accounting principles on the Statements of Changes in Capital and Surplus.


/s/ PricewaterhouseCoopers LLP

New York, NY


April 29, 2011

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2010 AND 2009
                                 (000'S OMITTED)

AS OF DECEMBER 31,                                                          2010           2009
---------------------------------------------------------------------   ------------   ------------
Cash and invested assets:
  Bonds, primarily at amortized cost (fair value: 2010 - $15,493,142;
    2009 - $16,447,457)                                                 $ 15,148,888   $ 16,002,641
  Stocks:
  Common stocks, at fair value adjusted for non-admitted assets
    (cost: 2010 - $371,153; 2009 - $586,509)                                 397,460      1,031,425
  Preferred stocks, primarily at fair value
    (cost: 2010 - $79,211; 2009 - $107,923)                                   90,886        121,584
  Other invested assets, primarily at equity
    (cost: 2010 - $1,361,568; 2009 - $1,315,957)                           1,574,423      1,382,807
  Short-term investments, at amortized cost (approximates fair value)      2,439,897      1,322,118
  Cash                                                                       181,013         65,611
  Receivable for securities                                                    1,146          1,582
                                                                        ------------   ------------
     TOTAL CASH AND INVESTED ASSETS                                       19,833,713     19,927,768
                                                                        ------------   ------------

Investment income due and accrued                                            189,859        207,602
Agents' balances or uncollected premiums:
  Premiums in course of collection                                           435,547        464,967
  Premiums and installments booked but deferred and not yet due              409,915        386,394
  Accrued retrospective premiums                                           1,447,644      1,505,393
Amounts billed and receivable from high deductible policies                   32,948         12,387
Reinsurance recoverable on loss payments                                     433,305        504,738
Funds held by or deposited with reinsurers                                    41,961         24,762
Deposit accounting assets                                                        686          1,595
Deposit accounting assets - funds held                                        88,515         88,515
Federal income taxes recoverable from affiliates                                  --        366,126
Net deferred tax assets                                                      782,765        709,846
Equities in underwriting pools and associations                              544,719        570,343
Receivables from parent, subsidiaries and affiliates                       1,992,253         90,835
Other admitted assets                                                        182,765        141,657
                                                                        ------------   ------------
     TOTAL ADMITTED ASSETS                                              $ 26,416,595   $ 25,002,928
                                                                        ============   ============

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2010 AND 2009
                    (000'S OMITTED EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                                  2010           2009
-------------------------------------------------------------   ------------   ------------
                                        Liabilities

Reserves for losses and loss adjustment expenses                $ 14,383,093   $ 13,482,501
Unearned premium reserves                                          3,213,423      3,666,815
Commissions, premium taxes, and other expenses payable               237,988        222,097
Reinsurance payable on paid loss and loss adjustment expenses        155,082        231,976
Current federal taxes payable to parent                               60,666              -
Funds held by company under reinsurance treaties                     136,869        153,878
Provision for reinsurance                                             99,443         88,624
Ceded reinsurance premiums payable, net of ceding commissions        405,324        316,019
Deposit accounting liabilities                                       189,891        178,479
Deposit accounting liabilities - funds held                              990              -
Collateral deposit liability                                         404,450        417,834
Payable to parent, subsidiaries and affiliates                       204,326         70,668
Derivatives                                                            4,250              -
Other liabilities                                                    247,701        301,683
                                                                ------------   ------------
  TOTAL LIABILITIES                                               19,743,496     19,130,574
                                                                ------------   ------------

                                     Capital and Surplus

Common capital stock, $15.00 par value, 1,758,158
  shares authorized, 1,695,054 shares issued and outstanding          25,426         25,426
Capital in excess of par value                                     6,034,992      4,087,717
Unassigned surplus                                                   351,265      1,485,897
Special surplus tax - SSAP 10R                                       260,922        272,916
Special surplus funds from retroactive reinsurance                       494            398
                                                                ------------   ------------
  TOTAL CAPITAL AND SURPLUS                                        6,673,099      5,872,354
                                                                ------------   ------------
  TOTAL LIABILITIES, CAPITAL, AND SURPLUS                       $ 26,416,595   $ 25,002,928
                                                                ============   ============

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

             STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                                  2010           2009           2008
---------------------------------------------------------------------------   -----------    -----------    -----------
                                                       Statements of Income

Underwriting income:
  Premiums earned                                                             $ 5,648,764    $ 6,354,545    $ 7,393,221
                                                                              -----------    -----------    -----------
Underwriting deductions:
  Losses incurred                                                               5,066,245      4,699,991      4,800,023
  Loss adjustment expenses incurred                                               912,853        768,136        742,400
  Other underwriting expenses incurred                                          1,674,370      1,646,098      1,846,019
                                                                              -----------    -----------    -----------
Total underwriting deductions                                                   7,653,468      7,114,225      7,388,442
                                                                              -----------    -----------    -----------
NET UNDERWRITING (LOSS) INCOME                                                 (2,004,704)      (759,680)         4,779
                                                                              -----------    -----------    -----------
Investment income:
  Net investment income earned                                                    769,130        791,263        912,331
  Net realized capital gains (losses) (net of capital gains taxes:
  2010 - $169,323; 2009 - $57,389; 2008 - $(270,995))                             294,941         93,056       (671,273)
                                                                              -----------    -----------    -----------
NET INVESTMENT GAINS                                                            1,064,071        884,319        241,058
                                                                              -----------    -----------    -----------
Net loss from agents' or premium balances charged-off                             (30,549)       (25,860)       (48,507)
Finance and service charges not included in premiums                                    -          4,596         15,008
Other income                                                                       52,746         24,110        384,065
                                                                              -----------    -----------    -----------
NET (LOSS) INCOME AFTER CAPITAL GAINS TAXES AND BEFORE FEDERAL INCOME TAXES      (918,436)       127,485        596,403
Federal income tax (benefit) expense                                             (141,920)      (122,307)       235,238
                                                                              -----------    -----------    -----------
    NET (LOSS) INCOME                                                         $  (776,516)   $   249,792    $   361,165
                                                                              ===========    ===========    ===========

                                                Changes in Capital and Surplus

Capital and surplus, as of December 31, previous year                         $ 5,872,354    $ 5,413,173    $ 7,296,957
  Adjustment to beginning surplus                                                 (28,355)       (32,602)           935
                                                                              -----------    -----------    -----------
CAPITAL AND SURPLUS, AS OF JANUARY 1,                                           5,843,999      5,380,571      7,297,892
                                                                              -----------    -----------    -----------

Changes in accounting principles (refer to Note 2)
    Adoption of SSAP 10R                                                                -        272,916              -
    Adoption of SSAP 43R                                                                -        (12,429)             -
Other changes in capital and surplus:
  Net (loss) income                                                              (776,516)       249,792        361,165
  Change in net unrealized capital gains (net of capital gains taxes:
    2010 - $110,099; 2009 - $202,913; 2008 - $94,517)                            (161,330)      (113,064)    (1,194,450)
  Change in net deferred income tax                                              (396,374)        59,354        (40,420)
  Change in non-admitted assets                                                   513,237       (318,767)        47,173
  Change in SSAP 10R                                                              (11,994)             -              -
  Change in provision for reinsurance                                             (10,819)         6,968         20,252
  Paid in capital and surplus                                                   1,947,275        343,286        856,617
  Dividends to stockholder                                                       (301,343)             -     (1,582,633)
  Other surplus adjustments                                                         1,494         (7,211)        (6,013)
  Foreign exchange translation                                                     25,470         10,938       (346,410)
                                                                              -----------    -----------    -----------
  TOTAL CHANGES IN CAPITAL AND SURPLUS                                            829,100        231,296     (1,884,719)
                                                                              -----------    -----------    -----------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,                                       $ 6,673,099    $ 5,872,354    $ 5,413,173
                                                                              ===========    ===========    ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                    2010            2009            2008
-------------------------------------------------------------   ------------    ------------    ------------
                                              Cash from Operations

Premiums collected, net of reinsurance                          $  5,404,241    $  6,306,324    $  6,928,614
Net investment income                                                851,466         743,343         975,968
Miscellaneous income (expense)                                        16,466          (2,769)        349,699
                                                                ------------    ------------    ------------
     SUB-TOTAL                                                     6,272,173       7,046,898       8,254,281

Benefit and loss related payments                                  4,340,008       4,597,184       5,083,511
Commission and other expense paid                                  2,416,351       2,520,462       2,518,097
Dividends paid to policyholders                                            -             233             108
Federal and foreign income taxes (recovered) paid                   (370,410)       (296,845)        190,586
                                                                ------------    ------------    ------------
     NET CASH (USED IN) PROVIDED FROM OPERATIONS                    (113,776)        225,864         461,979
                                                                ------------    ------------    ------------
                                              Cash from Investments

Proceeds from investments sold, matured, or repaid:
     Bonds                                                         5,421,569       4,332,397       7,091,835
     Stocks                                                        1,385,481       1,731,884       2,999,022
     Other                                                           130,972         222,781         468,262
                                                                ------------    ------------    ------------
     TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID      6,938,022       6,287,062      10,559,119
                                                                ------------    ------------    ------------

Cost of investments acquired:
     Bonds                                                         4,509,137       6,666,144       5,302,577
     Stocks                                                          622,754         496,025       2,918,679
     Other                                                           240,465         107,966         227,385
                                                                ------------    ------------    ------------
     TOTAL COST OF INVESTMENT ACQUIRED                             5,372,356       7,270,135       8,448,641
                                                                ------------    ------------    ------------
     NET CASH PROVIDED FROM (USED IN) INVESTING ACTIVITIES         1,565,666        (983,073)      2,110,478
                                                                ------------    ------------    ------------
                                Cash from Financing and Miscellaneous Sources

Capital and surplus paid-in                                                -          91,418         691,898
Borrowed funds                                                             -               -        (304,398)
Dividends to stockholder                                            (301,343)              -      (1,582,633)
Intercompany receivable and payable, net                             169,364         771,557      (1,798,258)
Net deposit on deposit-type contracts and other insurance             13,312          74,417          36,501
Equities in underwriting pools and association                         6,643         125,605         507,442
Collateral deposit liability                                         (13,384)         31,448         (36,789)
Other                                                                (93,301)        (26,266)        548,510
                                                                ------------    ------------    ------------
     NET CASH (USED IN) PROVIDED FROM FINANCING AND
        MISCELLANEOUS ACTIVITIES                                    (218,709)      1,068,179      (1,937,727)
                                                                ------------    ------------    ------------
     NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                 1,233,181         310,970         634,730

Cash and short-term investments:
     Beginning of year                                             1,387,729       1,076,759         442,029
                                                                ------------    ------------    ------------
     END OF YEAR                                                $  2,620,910    $  1,387,729    $  1,076,759
                                                                ============    ============    ============

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A.    ORGANIZATION

      American Home Assurance Company (the Company or American Home) is a direct wholly-owned subsidiary of Chartis U.S. Inc., a Delaware corporation, which is in turn owned by Chartis Inc., a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). See Note 5 for information about recent developments regarding AIG and Chartis Inc.

      In July 2009, AIG rebranded its General Insurance Operations as Chartis. Chartis consists of Commercial Insurance (operating as Chartis U.S. Inc.), and Foreign General Insurance (operating as Chartis International). On March 31, 2011, AIG announced a reorganization of its Chartis operations and named a new management team to effect the changes. Under the new structure, Chartis will consist of two major global groups -- commercial and consumer -- with the supporting claims, actuarial, and underwriting disciplines integrated into these two major business operations. Each of the two major global groups will include four principal regions: the United States & Canada, Europe, the Far East, and Growth Economies (primarily consisting of Asia Pacific, the Middle East, and Latin America).

      The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk finance operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

      The Company is a member of the Chartis U.S. Inc. Commercial Pool (the Commercial Pool). The Companies, the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      National Association of Insurance Commissioners (NAIC) company codes, inter-company pooling percentages and states of domicile of the Commercial Pool participants are as follows:

                                                                                       Pool
                                                                           NAIC    Participation     State of
Company                                                                  Co Code     Percentage      Domicile
----------------------------------------------------------------------   -------   -------------   ------------
(1) National Union Fire Ins. Co. of Pittsburgh, Pa. * (National Union)    19445         38%        Pennsylvania
(2) American Home Assurance Company (the Company)                         19380         36%          New York
(3) Commerce and Industry Insurance Company (C&I)                         19410         11%          New York
(4) Chartis Property Casualty Company (Chartis PC)                        19402          5%        Pennsylvania
(5) New Hampshire Insurance Company (New Hampshire)                       23841          5%        Pennsylvania
(6) The Insurance Company of the State of Pennsylvania (ISOP)             19429          5%        Pennsylvania
(7) Chartis Casualty Company                                              40258          0%        Pennsylvania
(8) Granite State Insurance Company                                       23809          0%        Pennsylvania
(9) Illinois National Insurance Co.                                       23817          0%          Illinois

*     Lead Company

      The accompanying financial statements include the Company's U.S. operation and the operation of its Japan branch and its participation in the Chartis Overseas Association (the Association). As a consequence of the American Home Canadian Branch novation, the Canadian operations are included in the Statements of Income for the ten months ended November 1, 2008.

      The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

      The Company has significant transactions with AIG and affiliates and participates in the Commercial Pool. Refer to Note 5 for additional information.

B.    SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

      PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

      The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York (NY SAP).

      NY SAP recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Superintendent of the New York Insurance Department (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      NY SAP has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation known case loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; and (2) NY SAP Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance that are not permitted under NAIC SAP. A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by NY SAP is shown below:

DECEMBER 31 ,                                             2010           2009           2008
---------------------------------------------------   -----------    -----------    -----------
NET (LOSS) INCOME , NY SAP                            $  (776,516)   $   249,792    $   361,165
State prescribed practices - (deduction):
  Non-tabular discounting                                 (27,631)       (89,222)       (71,999)
                                                      -----------    -----------    -----------
NET (LOSS) INCOME, NAIC SAP                           $  (804,147)   $   160,570    $   289,166
                                                      ===========    ===========    ===========

STATUTORY SURPLUS, NY SAP                             $ 6,673,099    $ 5,872,354    $ 5,413,173
State prescribed or permitted practices - (charge):
  Non-tabular discounting                                (444,624)      (416,993)      (327,771)
  Credits for reinsurance                                (172,413)      (190,105)       (64,629)
                                                      -----------    -----------    -----------
STATUTORY SURPLUS, NAIC SAP                           $ 6,056,062    $ 5,265,256    $ 5,020,773
                                                      ===========    ===========    ===========

      With the concurrence of its domiciliary regulator, the Company has discounted certain of its asbestos reserves, specifically, those for which future payments have been identified as fixed and determinable.

      The use of the aforementioned prescribed practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2010, 2009 and 2008 reporting periods.

      STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING
      PRINCIPLES:

      NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

      Under GAAP:

      a. Costs that vary directly with acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

      b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

      d.    Estimated undeclared dividends to policyholders are accrued;

      e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

      f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

      g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

      h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method;

      i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the Statements of Income;

      j. For structured settlements in which the reporting entity has not been legally released from its obligation with the claimant (i.e. remains as the primary obligor), GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity and to present an asset for the amounts to be recovered from such annuities;

      k. Entities termed variable interest entities (VIEs) in which equity investors do not have the characteristics of controlling interest, or do not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties, are subject to consolidation by the entity that will absorb the majority of the VIE's expected losses or residual returns, if they occur; and

      l. Investments in limited partnerships, hedge funds and private equity interests over which the Pool has influence are accounted for using the equity method with changes in interest included in net realized investment gains. Interest over which the Pool does not have influence are reported, net of tax, as a component of accumulated other comprehensive income in shareholder's equity.

      Under NAIC SAP:

      a. Costs that vary directly with acquiring business related to premiums written and costs allowed by assuming

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)


            reinsurers related to premiums ceded are immediately expensed;

      b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

      c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

      d.    Declared dividends to policyholders are accrued;

      e. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

      f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or fair value;

      g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

      h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the Statements of Income and Surplus is segregated by the ceding entity to the extent of gains realized;

      i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance;

      j. For structured settlement annuities where the claimant is the payee, statutory accounting treats these settlements as completed transactions and considers the earnings process complete (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity;

      k.    NAIC SAP does not require consolidation of VIEs; and

      l. Investments in partnerships, hedge funds and private equity interests are carried at the underlying GAAP equity with results from operations reflected in unrealized gains and losses.

      The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

      A summary of the Company's significant statutory accounting practices are as follows:

      Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. NY SAP also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates. The significant estimates were used for loss and LAE, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

      Invested Assets: The Company's invested assets are accounted for as follows:

      - Cash and Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates fair value (as designated by the NAIC Securities Valuation Office).

      - Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or fair value. If a bond is determined to have an other-than-temporary impairment (OTTI) in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains (Losses) as a realized loss.

            In periods subsequent to the recognition of an OTTI loss for bonds, the Company generally accretes the difference between the new cost basis and the cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of future estimated cash flows.

            Loan-backed and structured securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2010 and 2009, the fair value of the Company's loan-backed and structured securities approximated $597,315 and $1,121,005, respectively. Loan-backed and structured securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions for loan-backed and structured securities were obtained from independent third party services or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

      - Common and Preferred Stocks: Unaffiliated common stocks are carried principally at fair value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at fair value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100% mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or fair value.

            Investments in affiliates are recorded based on the underlying audited equity of the respective entity's financial statements. The reporting entity's share of undistributed earnings and losses of the affiliates are

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

            reported in the Unassigned Surplus as unrealized gains and losses.

            Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0% and whose securities are traded on a major exchange are included in common stock at the quoted fair value less a discount as prescribed by NAIC SAP (discounted fair value approach), with the exception of Transatlantic Holdings, Inc.
            (TRH), as more fully discussed below. The average discount rate for such investments was 16% and 7% as of December 31, 2009 and 2008, respectively. In 2009, the New York Insurance Department issued a determination of non-control ruling relative to the Company's ownership of TRH. Accordingly, the Company's investment in TRH common stock has been reported as an unaffiliated investment in this financial statement and has been reported at fair value in accordance with Statement of Statutory Accounting Principle (SSAP) No. 30, Investments in Common Stock.

      - Other Invested Assets: Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Losses) as a realized loss.

      - Derivatives: The fair values of derivatives are determined using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. The Company's cross-currency swaps are accounted for under SSAP No. 86, entitled "Accounting for Derivative Instruments and Hedging Transactions" (SSAP 86). None of the cross-currency swaps meet the hedging requirements under SSAP 86, and therefore the change in fair value of such derivatives are recorded as unrealized gains or losses in Unassigned Surplus in the Statements of Income and Changes in Capital and Surplus. When the contract expires, realized gains and losses are recorded in investment income.

      - Net Investment Gains: Net investment gains consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

            Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2010 and 2009, no investment income due and accrued was determined to be uncollectible or non-admitted.

      - Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at fair value, joint ventures, partnerships, derivatives and foreign currency translation are credited or charged to Unassigned Surplus.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      Other Than Temporary Impairment:

      The Company regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investment portfolio.

      The Company's policy for determining OTTI has been established in accordance with prescribed SAP guidance, including SSAP Nos. 43R (Revised)
      - Loan-backed and Structured Securities (SSAP 43R), 99 -- Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment (SSAP
      99) and INT 06-07 -- Definition of Phrase "Other Than Temporary". For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected.

      In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

            - Trading at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer); or

            - The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy law as or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

            - The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

      Common and preferred stock investments whose fair value is less than its book value for a period greater than twelve months is considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors include:

            -     The Company may not realize a full recovery on its investment;

            -     Fundamental credit issues of the issuer;

            - An intent to sell the investment prior to the recovery of cost of the investment; or

            - Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

      Limited partnership investments whose fair value is less than its book value for a period greater than twelve months is considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors to consider

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      include:

            - An order of liquidation or other fundamental credit issues with the partnership;

            - Evaluation of the cash flow activity between the Company and the partnership or fund during the year;

            - Evaluation of the current stage of the life cycle of the investment;

            - An intent to sell the investment prior to the recovery of cost of the investment; or

            - Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

      If the analysis indicates that an OTTI has taken place, the investment is written down to fair value, which would become the new cost basis. The amount of the write down is to be accounted for as a realized loss.

      As described in Note 2 -- Accounting Changes, the Company adopted a change in its OTTI accounting principle pertaining to loan-backed and structured securities in the third quarter of 2009 when it adopted SSAP 43R. Under SSAP 43R, credit-related OTTI for loan-backed and structured securities is based on projected discounted cash flows, whereas, credit-related OTTI for loan-backed and structured securities was previously based on projected undiscounted cash flows under SSAP 43.

      Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in NAIC Statement of Statutory Accounting Principles SSAP No. 65, Property and Casualty Contracts (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

      Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with SSAP No. 66, Retrospectively Rated Contracts (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospectively rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. The Company establishes non-admitted assets for 100% of amounts recoverable where any agent's balance or uncollected premium has been classified as non-admitted and thereafter for 10% of any amounts recoverable not offset by retrospectively return premiums or collateral. At December 31, 2010 and 2009, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,447,644 and $1,505,393, respectively, net of non-admitted premium balances of $55,910 and $60,232, respectively.

      Net written premiums that were subject to retrospective rating features were as follows:

For the years ended December 31,                2010         2009         2008
------------------------------------------   ---------    ---------    ---------
  Net written premiums subject to
    retrospectively rated premiums           $ 522,917    $ 526,445    $ 648,672
  Percentage of total net written premiums        10.1%         8.3%         9.5%
------------------------------------------   ---------    ---------    ---------

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, Property and Casualty Contracts -- Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

      In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A premium deficiency liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

      For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

      For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

      In accordance with SSAP No. 78, Multiple Peril Crop Insurance (SSAP 78), the Company elected to compute the unearned premium reserve associated with the Multiple Peril Crop Insurance program on a daily pro rata method as the Company did not believe it could demonstrate that the period of risk differs significantly from the contract period. The Company reduced its loss expenses for expense payments associated with catastrophe coverage by $326 and $159 in 2010 and 2009, respectively. The Company reduced its other underwriting expenses for expense payments associated with buy-up coverage by $17,659 and $21,973 in 2010 and 2009, respectively.

      Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

      Retroactive Reinsurance: Retroactive reinsurance reserves are reported separately in the balance sheet. Gains or losses are recognized in the Statements of Income as part of Other Income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      Deposit Accounting: Assumed and ceded reinsurance contracts which based on internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62R and SSAP No. 75, Reinsurance Deposit Accounting An Amendment to SSAP No. 62R, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, accredited or qualified by NY SAP; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) provided by the reinsurer meet all the requirements of NY SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and the expected future payments with a corresponding credit or charge to other gain in the Statements of Income.

      High Deductible Policies: In accordance with SSAP 65, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2010 and 2009, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,637,096 and $3,608,545, respectively.

      The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for 100 percent of paid loss recoverables where no collateral is held. As of December 31, 2010 and 2009, the net amount billed and recoverable on paid claims was $66,818 and $44,670, respectively, of which $33,870 and $32,283, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

      Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company accounts for its participation in the business of the Association by (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the statements of income its participation in the results of underwriting and investment income; and,
      (c) recording in the statements of admitted assets and liabilities, capital and surplus, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as the invested assets) and liabilities has been recorded in Equities in Underwriting Pools and Associations.

      Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62R, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

      Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      The Company discounts its loss reserves on workers' compensation claims and certain of its asbestos reserves as follows:

      The calculation of the Company's workers' compensation tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves and LAE reserves (net of reinsurance) subject to the tabular discounting were $2,499,600 and $2,383,737, as of December 31, 2010 and 2009, respectively. As of December 31, 2010 and 2009, the Company's tabular discount amounted to $284,288 and $240,933, respectively, all of which were applied against the Company's case reserves.

      The calculation of the Company's workers' compensation non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by NY SAP. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $2,499,600 and $2,383,737 as of December 31, 2010 and 2009, respectively. As of December 31, 2010 and 2009, the Company's non-tabular discount amounted to $444,624 and $416,993, respectively, all of which were applied against the Company's case reserves.

      Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income in Other Income.

      Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

      Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

      Capital and Surplus: Common capital stock and capital in excess of par value represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share and subsequent capital contributions in cash or in kind from its shareholder.

      Non-Admitted Assets: Certain assets, principally electronic data processing (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all the State of New York's requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2010 and 2009, depreciation and amortization expense amounted to $18,468 and $22,999, and accumulated depreciation as of December 31, 2010 and 2009 amounted to $139,515 and $122,835, respectively.

      Reclassifications: Certain balances contained in the 2009 and 2008 financial statements have been reclassified to conform to the current year's presentation.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A. CHANGE IN ACCOUNTING PRINCIPLES:

In 2010, the Company adopted the following change in an accounting principle:

SSAP 100

The Company adopted SSAP No. 100, Fair Value Measurements (SSAP 100), effective for reporting periods ending December 31, 2010 and thereafter. SSAP 100 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. There were no changes in surplus as a result of this adoption.

In 2009, the Company adopted the following changes in accounting principles:

SSAP 43R

In the third quarter of 2009, the Company adopted SSAP 43R. Pursuant to SSAP 43R, if the fair value of a loan-backed or structured security is less than its amortized cost basis at the balance sheet date, an entity shall assess whether the impairment is other-than temporary. When an impairment is present, SSAP 43R requires the recognition of credit-related OTTI for loan-backed and structured securities when the projected discounted cash flows for a particular security are less than the security's amortized cost. When a credit-related OTTI is present, the amount of OTTI recognized as a realized loss shall be equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. Under the prescribed OTTI guidance for loan-backed and structured securities in the SSAP 43 that was in effect prior to the third quarter of 2009, OTTI was recognized when the amortized cost basis of a security exceeded undiscounted cash flows and such securities were written down to the amount of the undiscounted cash flows.

SSAP 43R required application to existing and new investments held by a reporting entity on or after September 30, 2009. The guidance in SSAP 43R that was effective in the third quarter of 2009 required the identification of all the loan-backed and structured securities for which an OTTI had been previously recognized and may result in OTTI being recognized on certain securities that previously were not considered impaired under SSAP 43. For this population of securities, if a reporting entity did not intend to sell the security, and had the intent and ability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis, the reporting entity should have recognized the cumulative effect of initially applying SSAP 43R as an adjustment to the opening balance of unassigned funds with a corresponding adjustment to applicable financial statement elements.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

As a result of the adoption of SSAP 43R, the Company recognized the following cumulative effect adjustment (CEA) in its 2009 statutory-basis financial statements, net of the related tax effect:

                                                                          Direct (Charge) or Credit
                                                                            to Unassigned Surplus
                                                                          -------------------------
Gross cumulative effect adjustment (CEA) - Net increase in the
  amortized cost of loan-backed and structured securities at adoption            $   (19,122)
Deferred tax on gross CEA                                                              6,693
                                                                                 -----------
Net cumulative effect of Change in Accounting Principle included in
  the Statement of Capital and Surplus                                           $   (12,429)
                                                                                 ===========

SSAP 10R

On December 7, 2009, the NAIC voted to approve SSAP No. 10R, Income Taxes -- Revised, A Temporary Replacement of SSAP No. 10 (SSAP 10R). The new standard is effective December 31, 2009 for 2009 and 2010 interim and annual periods. The Company adopted SSAP 10R to account for its income taxes in its 2009 annual filing. Income tax expense and deferred tax are recorded, and deferred tax assets are admitted in accordance with SSAP 10R. In addition to the admissibility test on deferred tax assets, SSAP 10R requires assessing the need for a valuation allowance on deferred tax assets. In accordance with the additional requirements, the Company assesses its ability to realize deferred tax assets primarily based on the earnings history, the future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the Company when recognizing deferred tax assets.

In its 2009 annual filing, the Company admitted additional deferred tax assets of $272,916 as a result of the adoption of SSAP 10R. See Note 8 herein for further discussion.

B.    OTHER ADJUSTMENTS TO SURPLUS:

The Company has dedicated significant effort to the resolution of ongoing weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders Capital and Surplus as reported in the Company's 2009, 2008 and 2007 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in after tax statutory (charges) credits that in accordance with SSAP No. 3 Accounting Changes and Correction of Errors, have been reported as an

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

adjustment to Unassigned Surplus as of January 1, 2010, 2009 and 2008. The impact of these adjustments on policyholder surplus as of January 1, 2010, 2009 and 2008 is as follows:

                                                          POLICYHOLDERS    TOTAL ADMITTED
                                                             SURPLUS            ASSETS       TOTAL LIABILITIES
                                                          -------------    --------------    -----------------
BALANCE AT DECEMBER 31, 2009                              $   5,872,354    $   25,002,928    $      19,130,574
Adjustments to beginning Capital and Surplus:
   Asset realization                                              2,147             2,147                    -
   Liability correction                                         (23,800)                -               23,800
   Income taxes                                                  (6,702)           (6,702)                   -
                                                          -------------    --------------    -----------------
     TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS         (28,355)           (4,555)              23,800
                                                          -------------    --------------    -----------------
BALANCE AT JANUARY 1, 2010, AS ADJUSTED                   $   5,843,999    $   24,998,373    $      19,154,374
                                                          =============    ==============    =================

An explanation for each of the adjustments for prior period's corrections is described below:

1 - Asset realization - The increase in net admitted assets is primarily the result of (a) an increase in equities and deposits in pools and associations resulting from miscellaneous 2009 audit adjustments identified at the Association after the filling of the Company's 2009 financial statements; partially offset by (b) a decrease in miscellaneous accounts receivable that should have been recorded in prior periods; and (c) other small miscellaneous adjustments.

2 - Liability correction - The increase in total liabilities is primarily the result of (a) an increase in loss reserves to correct prior year calculations related to insolvent reinsurers and commuted reinsurance agreements; (b) an increase in IBNR; (c) a correction of deposit liability balances; and (d) other small miscellaneous adjustments.

3 - Income taxes - The (increase)/decrease in taxes is primarily the result of
(a) adjustments to the deferred tax inventory, and (b) the tax effect of the corresponding change in asset realization and liability corrections.

                                                          POLICYHOLDERS    TOTAL ADMITTED
                                                             SURPLUS            ASSETS       TOTAL LIABILITIES
                                                          -------------    --------------    -----------------
BALANCE AT DECEMBER 31, 2008                              $   5,413,173    $   25,417,968    $      20,004,795
Adjustments to beginning Capital and Surplus:
   Asset realization                                             30,679            30,679                    -
   Liability correction                                         (97,307)                -               97,307
   Federal income taxes (includes $5,044 of
     deemed capital contribution)                                34,026            34,026                    -
                                                          -------------    --------------    -----------------
     TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS         (32,602)           64,705               97,307
                                                          -------------    --------------    -----------------
BALANCE AT JANUARY 1, 2009, AS ADJUSTED                   $   5,380,571    $   25,482,673    $      20,102,102
                                                          =============    ==============    =================

An explanation for each of the adjustments for prior period's corrections is described below:

1 - Asset realization - The increase in admitted assets is primarily the result of: (a) adjustments reported by the Association as of December 31, 2009 (carrying value of affiliates, foreign exchange, and reinsurance balances); (b) the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

reversal of a duplicate reinsurance payable balance (which had been netted against reinsurance recoverables); and (c) increases to the carrying values of certain affiliates.

2 - Liability correction - The increase in liabilities is primarily the result of: (a) adjustments to historical carried case and unearned premium reserves;
(b) an adjustment to the revenue recognition policy for a specific insurance contract, resulting in the re-establishment of unearned premium reserves; (c) the accrual of an unrecorded liability for claim handling expenses; and (d) several remediation-related reinsurance accounting adjustments (including reconciliation adjustments and insolvency/commutation write-offs).

3 - Income taxes - The decrease in federal income taxes is primarily the result of: (a) non-admitted prior year income tax receivables that were not settled at year end; (b) adjustment to tax discounting on loss reserves for workers' compensation; (c) deferred tax asset reconciliation to book unrealized gains and unrealized foreign exchange gains, offset by corresponding changes in non-admitted tax assets; (d) removal of duplicated tax deduction for affiliate dividends; and (e) tax deduction for nontaxable book gain.

                                                          POLICYHOLDERS    TOTAL ADMITTED
                                                             SURPLUS            ASSETS       TOTAL LIABILITIES
                                                          -------------    --------------    -----------------
BALANCE AT DECEMBER 31, 2007                              $   7,296,957    $   28,856,420    $      21,559,463
Adjustments to beginning Capital and Surplus:
   Asset realization                                             (9,156)           (9,156)                   -
   Liability correction                                          15,525                 -              (15,525)
   Federal income taxes, net of capital adjustments
     of $58,700                                                  (5,434)           (5,434)                   -
                                                          -------------    --------------    -----------------
     TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS             935           (14,590)             (15,525)
                                                          -------------    --------------    -----------------
BALANCE AT JANUARY 1, 2008, AS ADJUSTED                   $   7,297,892    $   28,841,830    $      21,543,938
                                                          =============    ==============    =================

An explanation for each of the adjustments for prior period's corrections is described below:

Asset realization: The Company identified that a commuted retroactive ceded reinsurance reserve asset should have been written-off in a prior year.

Liability correction: The Company determined that certain inter company balances relating to American Home's Japan Branch were unsupported.

Federal income taxes (current and deferred): The change in federal income tax expense is primarily related to an increase in provisions for potential tax exposures, and corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company, resulting in no impact in the table above.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

NOTE 3 - INVESTMENTS

STATUTORY FAIR VALUE OF FINANCIAL INSTRUMENTS:

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2010 and 2009.

                                                                 2010                          2009
                                                     ---------------------------   ---------------------------
                                                       CARRYING      STATUTORY       CARRYING       STATUTORY
                                                        AMOUNT       FAIR VALUE       AMOUNT       FAIR VALUE
                                                     ------------   ------------   ------------   ------------
Assets:
   Bonds                                             $ 15,148,888   $ 15,493,142   $ 16,002,641   $ 16,447,457
   Common stocks                                          397,460        397,460      1,031,425      1,031,425
   Preferred stocks                                        90,886         90,886        121,584        121,933
   Other invested assets                                1,574,423      1,574,423      1,382,807      1,382,807
   Cash and short-term investments                      2,620,910      2,620,910      1,387,729      1,387,729
   Receivable for securities                                1,146          1,146          1,582          1,582
   Equities in underwriting pools and associations        544,719        544,719        570,343        570,343
Liabilities:
   Derivative liability                              $      4,250   $      4,250   $          -   $          -
   Collateral deposit liability                           404,450        404,450        417,834        417,834
                                                     ------------   ------------   ------------   ------------

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

      - The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or SVO.

      - The statutory fair values of affiliated common stocks are based on the underlying equity of the respective entity's financial statements.

      - Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

      - The fair values of derivatives are valued using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.

      - The carrying value of all other financial instruments approximates fair value.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The amortized cost and fair values of the Company's bond investments as of December 31, 2010 and 2009 are outlined in the table below:

                                                                          GROSS         GROSS
                                                        AMORTIZED      UNREALIZED     UNREALIZED       FAIR
                                                           COST           GAINS         LOSSES         VALUE
                                                       ------------   ------------   ------------   ------------
AS OF DECEMBER 31, 2010
   U.S. governments                                    $  1,305,760   $     15,665   $      8,631   $  1,312,794
   All other governments                                    567,033         17,293          1,187        583,139
   States, territories and possessions                    2,097,245        106,740          4,276      2,199,709
   Political subdivisions of states, territories and
      possessions                                         2,808,873         95,840         13,723      2,890,990

   Special revenue and special assessment
      obligations and all non-guaranteed
      obligations of agencies and authorities
      and their political subdivisions                    6,238,798        198,038         59,040      6,377,796
   Industrial and miscellaneous                           2,131,179         58,156         60,621      2,128,714
                                                       ------------   ------------   ------------   ------------
     TOTAL BONDS, AS OF DECEMBER 31, 2010              $ 15,148,888   $    491,732   $    147,478   $ 15,493,142
                                                       ============   ============   ============   ============

                                                                          GROSS          GROSS
                                                        AMORTIZED      UNREALIZED     UNREALIZED       FAIR
                                                           COST           GAINS         LOSSES         VALUE
                                                       ------------   ------------   ------------   ------------
AS OF DECEMBER 31, 2009
   U.S. governments                                    $    540,549   $      3,443   $      7,737   $    536,255
   All other governments                                    489,169         10,356          2,997        496,528
   States, territories and possessions                    2,315,485        128,208         13,486      2,430,207
   Political subdivisions of states, territories and
      possessions                                         3,090,767        133,226          5,565      3,218,428
   Special revenue and special assessment
      obligations and all non-guaranteed
      obligations of agencies and authorities
      and their political subdivisions                    7,893,035        261,797         50,132      8,104,700
   Industrial and miscellaneous                           1,673,636         20,467         32,764      1,661,339
                                                       ------------   ------------   ------------   ------------
     TOTAL BONDS, AS OF DECEMBER 31, 2009              $ 16,002,641   $    557,497   $    112,681   $ 16,447,457
                                                       ============   ============   ============   ============

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The amortized cost and fair values of bonds at December 31, 2010, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                         AMORTIZED
                                                            COST      FAIR VALUE
                                                       ------------   -----------
Due in one year or less                                $    366,369   $   367,827
Due after one year through five years                     2,948,322     3,053,279
Due after five years through ten years                    3,737,804     3,910,089
Due after ten years                                       7,439,823     7,564,632
Structured securities                                       656,570       597,315
                                                       ------------   -----------
   TOTAL BONDS                                         $ 15,148,888   $15,493,142
                                                       ============   ===========

Proceeds from sales and gross realized gains and gross realized losses were as follows:

FOR THE YEARS ENDED DECEMBER 31,              2010                        2009                         2008
                                    ------------------------    ------------------------    ------------------------
                                                    EQUITY                      EQUITY                      EQUITY
                                      BONDS       SECURITIES      BONDS       SECURITIES      BONDS       SECURITIES
                                    ----------    ----------    ----------    ----------    ----------    ----------
Proceeds from sales                 $4,652,824    $1,078,800    $3,921,920    $1,636,318    $6,117,426    $2,755,122
Gross realized gains                    99,350       536,459        36,760       628,427        80,829       255,843
Gross realized losses                   28,656        15,017        46,196       225,886       125,139       487,333

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The cost or amortized cost and fair value of the Company's common and preferred stocks as of December 31, 2010 and 2009 are set forth in the table below:

                                            DECEMBER 31, 2010
-----------------------------------------------------------------------------------------------------
                                         COST OR      GROSS        GROSS
                                        AMORTIZED   UNREALIZED   UNREALIZED      FAIR       CARRYING
                                          COST        GAINS        LOSSES        VALUE       VALUE
                                       ----------   ----------   ----------   ----------   ----------
Common stocks:
   Affiliated                          $  339,955   $   33,987   $   16,219   $  357,723   $  357,723
   Non-affiliated                          31,198        8,867          328       39,737       39,737
                                       ----------   ----------   ----------   ----------   ----------
     TOTAL                             $  371,153   $   42,854   $   16,547   $  397,460   $  397,460
                                       ==========   ==========   ==========   ==========   ==========

Preferred stocks:
   Non-affiliated                      $   79,211   $   11,675   $        -   $   90,886   $   90,886
                                       ----------   ----------   ----------   ----------   ----------
     TOTAL                             $   79,211   $   11,675   $        -   $   90,886   $   90,886
                                       ==========   ==========   ==========   ==========   ==========

                                            DECEMBER 31, 2009
-----------------------------------------------------------------------------------------------------
                                         COST OR      GROSS        GROSS
                                        AMORTIZED   UNREALIZED   UNREALIZED      FAIR       CARRYING
                                          COST        GAINS        LOSSES        VALUE       VALUE
                                       ----------   ----------   ----------   ----------   ----------
Common stocks:
   Affiliated                          $  183,313   $    9,594   $   55,546   $  137,361   $  137,361
   Non-affiliated                         403,196      535,657       44,789      894,064      894,064
                                       ----------   ----------   ----------   ----------   ----------
     TOTAL                             $  586,509   $  545,251   $  100,335   $1,031,425   $1,031,425
                                       ==========   ==========   ==========   ==========   ==========

Preferred stocks:
   Non-affiliated                      $  107,923   $   14,066   $       55   $  121,933   $  121,584
                                       ----------   ----------   ----------   ----------   ----------
     TOTAL                             $  107,923   $   14,066   $       55   $  121,933   $  121,584
                                       ==========   ==========   ==========   ==========   ==========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The fair value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2010 and 2009 is set forth in the table below:

                                    LESS THAN 12 MONTHS      12 MONTHS OR LONGER                TOTAL
                                 ------------------------   ----------------------   -------------------------
                                    FAIR       UNREALIZED     FAIR      UNREALIZED      FAIR        UNREALIZED
DESCRIPTION OF SECURITIES           VALUE       LOSSES        VALUE       LOSSES        VALUE         LOSSES
------------------------------   -----------   ----------   ---------   ----------   ------------   ----------
As of December 31, 2010:
  U. S. governments              $   349,766   $    8,631   $       -   $        -   $    349,766   $    8,631
  All other governments              117,994        1,187           -            -        117,994        1,187
  States, territories and            255,356        4,276           -            -        255,356        4,276
     possessions
  Political subdivisions
     of states, territories and
     possessions                     661,980       13,723           -            -        661,980       13,723
  Special revenue                  1,542,522       44,779      80,600       14,261      1,623,122       59,040
  Industrial and miscellaneous       672,482       59,489       6,933        1,132        679,415       60,621
                                 -----------   ----------   ---------   ----------   ------------   ----------
  TOTAL BONDS                      3,600,100      132,085      87,533       15,393      3,687,633      147,478
                                 -----------   ----------   ---------   ----------   ------------   ----------
  Affiliated                         289,975       10,694      12,200        5,525        302,175       16,219
  Non-affiliated                         338           39           -          289            338          328
                                 -----------   ----------   ---------   ----------   ------------   ----------
  Common stock                       290,313       10,733      12,200        5,814        302,513       16,547
                                 -----------   ----------   ---------   ----------   ------------   ----------
  TOTAL STOCKS                       290,313       10,733      12,200        5,814        302,513       16,547
                                 -----------   ----------   ---------   ----------   ------------   ----------
  TOTAL BONDS AND STOCKS         $ 3,890,413   $  142,818   $  99,733   $   21,207   $  3,990,146   $  164,025
                                 ===========   ==========   =========   ==========   ============   ==========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

                                    LESS THAN 12 MONTHS       12 MONTHS OR LONGER              TOTAL
                                 ------------------------   ----------------------   -------------------------
                                    FAIR       UNREALIZED     FAIR      UNREALIZED      FAIR        UNREALIZED
DESCRIPTION OF SECURITIES           VALUE        LOSSES       VALUE       LOSSES        VALUE         LOSSES
------------------------------   -----------   ----------   ---------   ----------   ------------   ----------
As of December 31, 2009:
  U. S. governments              $   459,676   $    7,737   $       -   $        -   $    459,676   $    7,737
  All other governments              101,140          635      35,900        2,362        137,040        2,997
  States, territories and            207,104        6,894      62,643        6,592        269,747       13,486
     possessions
  Political subdivisions of
     states, territories and
     possessions                     236,002        5,065      15,884          500        251,886        5,565
  Special revenue                    895,012       15,437     596,657       34,695      1,491,669       50,132
  Industrial and
     miscellaneous                   306,798       32,247         660          517        307,458       32,764
                                 -----------   ----------   ---------   ----------   ------------   ----------
  TOTAL BONDS                      2,205,732       68,015     711,744       44,666      2,917,476      112,681
                                 -----------   ----------   ---------   ----------   ------------   ----------
  Affiliated                          79,958       44,519      24,300       11,027        104,258       55,546
  Non-affiliated                      72,640       19,952      66,442       24,837        139,082       44,789
                                 -----------   ----------   ---------   ----------   ------------   ----------
  Common stock                       152,598       64,471      90,742       35,864        243,340      100,335
                                 -----------   ----------   ---------   ----------   ------------   ----------
  Preferred Stock                     11,739           55           -            -         11,739           55
                                 -----------   ----------   ---------   ----------   ------------   ----------
  TOTAL STOCKS                       164,337       64,526      90,742       35,864        255,079      100,390
                                 -----------   ----------   ---------   ----------   ------------   ----------
  TOTAL BONDS AND STOCKS         $ 2,370,069   $  132,541   $ 802,486   $   80,530   $  3,172,555   $  213,071
                                 ===========   ==========   =========   ==========   ============   ==========

The Company reported write-downs on its bond investments due to OTTI in fair value of $49,894, $38,733 and $28,758 in 2010, 2009 and 2008, respectively and reported write-downs on its common and preferred stock investments due to OTTI in fair value of $33,261, $38,827 and $437,833 during 2010, 2009 and 2008, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

During 2010, 2009 and 2008, the Company reported the following write-downs on its joint venture and partnership investments due to an OTTI in fair value:

FOR THE YEARS ENDED DECEMBER 31,                      2010        2009        2008
                                                   ---------   ---------    --------
General Atlantic Partners 70, L.P.                 $  11,535   $        -   $      -
General Atlantic Partners 74, L.P.                    14,793            -          -
General Atlantic Partners 77, L.P.                     6,326            -          -
NEF Kamchia Co-Investment Fund, L.P.                  12,803            -          -
Prides Capital Fund I LP                              10,778            -          -
RH Fund 1, L.P.                                        6,940            -          -
AIG Black Sea Holding, L.P. (BTC Investment)               -       57,728          -
AIG Private Equity Portfolio, L.P.                         -        3,542          -
Arrowpath Fund II, L.P.                                    -        4,973          -
Blackstone Kalix Fund L.P.                                 -        3,179          -
Brencourt Multi-Strategy, L.P.                             -        3,899          -
Capvest Equity Partners, L.P.                              -       13,372          -
Electra European Fund II                                   -       17,266          -
J.C. Flowers Fund II, L.P.                                 -       20,286          -
Meritage Private Equity Fund, L.P.                         -        1,239          -
Valueact Capital Partners III                              -        8,811          -
AZ Auto Hldgs LLC                                          -        4,102          -
Valueact Capital Partners                                  -            -      2,270
Spencer Capital Opportunity Fund LLP                       -            -      1,213
Items less than $1.0 million                               -        2,255      2,380
                                                   ---------   ---------    --------
   TOTAL                                           $  63,175   $  140,652   $  5,863
                                                   =========   ==========   ========

Securities carried at an amortized cost of $1,363,230 and $1,210,917 were deposited with regulatory authorities as required by law as of December 31, 2010 and 2009, respectively.

During 2010, 2009 and 2008, included in Net Investment Income Earned were investment expenses of $17,034, $11,116 and $8,439, respectively and interest expense of $348, $9,737 and $27,739, respectively.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure fair value. Such levels are:

      - Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

      - Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

      - Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks and Derivatives:

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses fair values for bonds, common stocks, preferred stocks and derivatives with NAIC ratings of 3 or below where fair value is less than amortized cost. When fair values are not available, fair values are obtained from third party pricing sources.

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement per SSAP 100 as of December 31, 2010 and 2009:

                                         DECEMBER 31, 2010
                       --------------------------------------------------
                         Level 1      Level 2       Level 3      Total
                       ----------   ----------    ----------   ----------
Bonds                  $        -   $    3,612    $    2,904   $    6,516
Common stocks              36,311        3,426             -       39,737
Preferred stocks                -       90,886             -       90,886
Derivative liability            -       (4,250)            -       (4,250)
                       ----------   ----------    ----------   ----------
Total                  $   36,311   $   93,674    $    2,904   $  132,889
                       ==========   ==========    ==========   ==========

                                         DECEMBER 31, 2009
                       --------------------------------------------------
                         Level 1      Level 2       Level 3      Total
                       ----------   ----------    ----------   ----------
Bonds                  $        -   $    8,462    $   37,738   $   46,200
Common stocks             880,282       13,782             -      894,064
Preferred stocks                -      117,676         2,905      120,581
                       ----------   ----------    ----------   ----------
Total                  $  880,282   $  139,920    $   40,643   $1,060,845
                       ==========   ==========    ==========   ==========

The following table presents changes during 2010 and 2009 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2010 and 2009 related to the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

Level 3 financial instruments that remained in the balance sheet at December 31, 2010 and 2009.

                                                               Net Realized and Unrealized    Unrealized  Purchases,
                                                             Gains (Losses) Included in Net     Gains        Sales,
                    Balance                                       Investment Income and        (Losses)    Issuances,   Balance at
                  Beginning of                                    Realized Capital Gains     Included in  Settlements  December 31,
                     Year       Transfers In  Transfers Out             (Losses)               Surplus        Net         2010
                  ------------  ------------  -------------  ------------------------------  -----------  -----------  ------------
Bonds             $     37,738  $      2,904  $     (32,212) $                       (8,652) $    10,049  $    (6,923) $      2,904
Common stocks                -             -              -                               -            -            -             -
Preferred stocks         2,905             -           (520)                              -          438       (2,823)            -
                  ------------  ------------  -------------  ------------------------------  -----------  -----------  ------------
Total             $     40,643  $      2,904  $     (32,732) $                       (8,652) $    10,487  $    (9,746) $      2,904
                  ============  ============  =============  ==============================  ===========  ===========  ============

                                                 Net Realized and Unrealized    Unrealized Gains
                    Balance                    Gains (Losses) Included in Net        (Losses)     Purchases, Sales,   Balance at
                  Beginning of  Transfers In       Investment Income and          Included in        Issuances,      December 31,
                       Year         (Out)      Realized Capital Gains (Losses)       Surplus      Settlements, Net      2009
                  ------------  ------------   -------------------------------  ----------------  -----------------  ------------
Bonds             $     44,055  $      7,601   $                       (23,257) $         14,459  $          (5,120) $     37,738
Common stocks            8,660        (7,644)                                -            (1,016)                 -             -
Preferred stocks             -         3,033                                 -              (128)                 -         2,905
                  ------------  ------------   -------------------------------  ----------------  -----------------  ------------
Total             $     52,715  $      2,990   $                       (23,257) $         13,315  $          (5,120) $     40,643
                  ============  ============   ===============================  ================  =================  ============

Other Invested Assets:

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs due diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company did not have other invested assets measured at fair value on a non-recurring basis as of December 31, 2010 and 2009.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

Loan-Backed and Structured Securities:

The following table summarizes the OTTI recorded during the year for loan-backed and structured securities due to the Company's intent to sell or its inability or lack of intent to hold such securities:

                                                                         OTHER-THAN-
                                               AMORTIZED COST BASIS       TEMPORARY
                                                BEFORE OTHER-THAN-        IMPAIRMENT
                                               TEMPORARY IMPAIRMENT   RECOGNIZED IN LOSS   FAIR VALUE
                                               --------------------   ------------------   ----------
OTTI RECOGNIZED
   Intent to Sell                              $              8,337   $            1,503   $    6,834
   Inability or lack of intent to retain the
     investment in the security for a period
     of time sufficient to recover the
     amortized cost basis                                         -                    -            -
                                               --------------------   ------------------   ----------
   ANNUAL AGGREGATE TOTAL                      $              8,337   $            1,503   $    6,834
                                               ====================   ==================   ==========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

At December 31, 2010, the Company held the following loan-backed and structured securities for which it had recognized credit-related OTTI based on the fact that the present value of projected cash flows expected to be collected was less than the amortized cost of the securities:

                   BOOK/ADJUSTED
                   CARRYING VALUE
                   AMORTIZED COST   PRESENT VALUE OF
                   BEFORE CURRENT    PROJECTED CASH    RECOGNIZED   AMORTIZED COST
CUSIP               PERIOD OTTI           FLOWS           OTTI        AFTER OTTI     FAIR VALUE
                   --------------   ----------------   ----------   --------------   ----------
126694A40          $          172   $            169   $        3   $          169   $      147
23243AAB2                   8,944              8,803          142            8,803        6,487
39538AAC0                   3,528              3,480           48            3,480        1,910
39538BAB0                   3,594              3,537           57            3,537        1,879
39538CAC6                   3,564              3,522           42            3,522        1,230
52525LAQ3                   6,237              5,301          935            5,301        3,377
57645TAA5                   8,168              8,043          125            8,043        4,449
02150KBB4                     346                242          104              242          406
126694A40                     166                156           10              156          161
23243AAB2                   8,823              8,545          280            8,545        7,072
39538AAC0                   3,528              3,454           74            3,454        2,129
39538BAB0                   3,594              3,570           25            3,570        2,180
39538CAC6                   3,567              3,473           93            3,473        1,630
57645TAA5                   7,757              7,560          197            7,560        4,602
126694A40                     154                147            7              147          159
23243AAB2                   8,617              8,372          245            8,372        7,209
39538CAC6                   3,496              2,916          580            2,916        1,669
57645TAA5                   7,150              6,894          255            6,894        4,228
39538AAC0                   3,469              3,407           62            3,407        2,486
02150KBB4                     255                239           15              239          239
126694A40                     146                136            9              136          155
02150KBB4                     242                165           77              165          165
126694A40                     138                105           33              105          156
52525LAQ3                   3,324              3,254           70            3,254        2,418
57645TAA5                     320                316            3              316          294
                   --------------   ----------------   ----------   --------------   ----------
GRAND TOTAL        $       89,299   $         85,806   $    3,491   $       85,806   $   56,837
                   ==============   ================   ==========   ==============   ==========


At December 31, 2010 and 2009, the Company held securities with unrealized losses (fair value is less than cost or amortized cost) for which OTTI had not been recognized in earnings as a realized loss. Such unrealized losses include securities with a recognized OTTI for non interest (i.e. credit) related declines that were recognized in earnings, but for which an associated interest related decline has not been recognized in earnings as a realized loss. The aggregate

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, were as follows:

                                               DECEMBER 31, 2010
--------------------------------------------------------------------------------------------------------------------
                                               Less than 12             12 Months or
                                                  Months                   Longer                     Total
                                         -----------------------   -----------------------   -----------------------
                                                      Unrealized                Unrealized                Unrealized
Description of Securities                Fair Value     Losses     Fair Value     Losses     Fair Value     Losses
-------------------------------------    ----------   ----------   ----------   ----------   ----------   ----------

Loan-backed Securities                   $  572,376   $   58,253   $    6,298   $    1,130   $  578,674   $   59,383
                                         ----------   ----------   ----------   ----------   ----------   ----------
Total temporarily impaired securities    $  572,376   $   58,253   $    6,298   $    1,130   $  578,674   $   59,383
                                         ==========   ==========   ==========   ==========   ==========   ==========

                                               DECEMBER 31, 2009
--------------------------------------------------------------------------------------------------------------------
                                               Less than 12             12 Months or
                                                  Months                   Longer                     Total
                                         -----------------------   -----------------------   -----------------------
                                                      Unrealized                Unrealized                Unrealized
Description of Securities                Fair Value     Losses     Fair Value     Losses     Fair Value     Losses
-------------------------------------    ----------   ----------   ----------   ----------   ----------   ----------
Loan-backed Securities                   $   39,240   $   23,923   $      660   $      517   $   39,900   $   24,440
                                         ----------   ----------   ----------   ----------   ----------   ----------
Total temporarily impaired securities    $   39,240   $   23,923   $      660   $      517   $   39,900   $   24,440
                                         ==========   ==========   ==========   ==========   ==========   ==========

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

During 2010, the Company and certain of its affiliated insurance companies purchased various series of Class A Notes from Metropolis II, LLC
("Metropolis"). Each series of notes issued by Metropolis are collateralized by a single asset backed security (or in one series, four asset backed securities), primarily, collateralized loan obligations.

The Class A Notes were created as part of securitization transactions during 2010, in which the collateral was transferred to Metropolis by AIG Financial Products Corp. (AIG-FP), an affiliate of the Company, through one of AIG-FP's wholly-owned subsidiaries. In exchange for the underlying collateral, AIG-FP and its wholly-owned subsidiary received cash equal in amount to the purchase price of the Class A Notes, and Class B Notes issued by Metropolis as part of the series.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The Company's and its affiliated insurance companies' participation in the purchase of Class A Notes during 2010 is as follows (par and purchase price each converted to US dollars as of the acquisition date):

COMPANY                                              PAR PURCHASED   PURCHASE PRICE
-------------------------------------------------    -------------   -------------
National Union                                       $     852,455   $     808,335
American Home                                              423,421         402,213
C&I                                                        275,223         261,438
Lexington Insurance Company                                423,421         402,213
Chartis Select Insurance Company                           275,223         261,438
                                                     -------------   -------------
   Total                                             $   2,249,743   $   2,135,637
                                                     =============   =============

Of the thirteen Class A Notes issued by Metropolis and purchased by the Company and its affiliates, eight series are denominated in euros, the same currency as the collateral underlying that series. The Company and each of the affiliated insurance companies participating in the transactions entered into cross-currency swaps with AIG Markets, Inc. to hedge the foreign currency risk associated with the euro-denominated Class A Notes.

Pursuant to the Company's cross-currency swaps, the Company will periodically make payments in euros in exchange for a receipt of a payment in US dollars on fixed dates and fixed exchange rates. The Company is therefore exposed under this type of contract to fluctuations in value of the swaps due to changes in exchange rates. This exposure in the value of euro payments offsets the Company's exposure to changes in the value of euro receipts on the Metropolis Class A Notes discussed above.

Credit Risk: The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements: The Company is not subject to collateral requirements on the cross-currency swaps. On swap payment dates, the Company is required to make a payment in euros equal to the amount of euros physically received on the Metropolis Class A Notes.

The Company has determined that the cross-currency swaps do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, entitled Accounting for Derivative Instruments and Hedging Transactions. As a result, the Company's swap agreements are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses in the Statements of Income and Changes in Capital and Surplus.

The initial notional amount of each swap matched the par amounts of Class A Notes purchased. The notional amount on these swaps reduces over time, to match reductions in the par amounts of the related Class A Notes owned by the Company and its affiliates (e.g., resulting from principal repayments or sales). The aggregate outstanding notional amount of the swaps as of December 31, 2010 was EUR 1,252,015.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The following table summarizes the realized and unrealized capital gains or losses, the notional amount and the fair value of the cross-currency swaps held by the Company and its affiliates as of and for the year ended December 31, 2010:

                                             AS OF DECEMBER 31, 2010        YEAR ENDED DECEMBER 31, 2010
                                         -----------------------------    ---------------------------------
                                           OUTSTANDING                                        UNREALIZED
                                            NOTIONAL       ESTIMATED      REALIZED CAPITAL   CAPITAL GAINS /
                                             AMOUNT        FAIR VALUE     GAINS / (LOSSES)     (LOSSES)
                                         --------------   ------------    ----------------   --------------
COMPANY
National Union                           euro   493,005   $    (11,263)   $          2,580   $      (11,263)
American Home                                   230,003         (4,250)                913           (4,250)
C&I                                             149,502         (2,762)                593           (2,762)
Lexington Insurance Company                     230,003         (4,250)                913           (4,250)
Chartis Select Insurance Company                149,502         (2,762)                593           (2,762)
                                         --------------   ------------    ----------------   --------------
   Total                                 euro 1,252,015   $    (25,287)   $          5,592   $      (25,287)
                                         ==============   ============    ================   ==============

NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2010, 2009 and 2008 is set forth in the table below:

                                                               2010           2009            2008
                                                          ------------    ------------    ------------
RESERVES FOR LOSSES AND LAE, END OF PRIOR YEAR            $ 13,482,501    $ 13,268,600    $ 13,732,102
Incurred losses and LAE related to:
   Current accident year                                     4,074,495       4,528,746       5,573,146
   Prior accident years                                      1,904,603         939,381         (30,723)
     TOTAL INCURRED LOSSES AND LAE                           5,979,098       5,468,127       5,542,423

Paid losses and LAE related to:
   Current accident year                                    (1,206,965)     (1,426,132)     (1,689,045)
   Prior accident years                                     (3,871,541)     (3,828,094)     (4,316,880)
     TOTAL PAID LOSSES AND LAE                              (5,078,506)     (5,254,226)     (6,005,925)
                                                          ------------    ------------    ------------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,           $ 14,383,093    $ 13,482,501    $ 13,268,600
                                                          ============    ============    ============

Following completion of its annual comprehensive loss reserve review, the Company recorded a $1,506,600 reserve charge, for the fourth quarter of 2010 to strengthen loss reserves, reflecting adverse development on prior accident years in classes of business with long reporting tails. Four classes -- asbestos, excess casualty, excess workers' compensation, and primary workers' compensation -- comprise approximately 80 percent of

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

the total charge. The majority of the reserve strengthening relates to development in accident years 2005 and prior. These adjustments reflect management's current best estimate of the ultimate value of the underlying claims. These liabilities are necessarily subject to the impact of future changes in claim severity and frequency, as well as numerous other factors. Although the Company believes that these estimated liabilities are reasonable, because of the extended period of time over which such claims are reported and settled, the subsequent development of these liabilities in future periods may not conform to the assumptions inherent in their determination and, accordingly, may vary materially from the amounts previously recorded. To the extent actual emerging loss experience varies from the current assumptions used to determine these liabilities, they will be adjusted to reflect actual experience. Such adjustments, to the extent they occur, will be reported in the period recognized. AIG continues to monitor these liabilities and will take active steps to mitigate future adverse development. Additionally, during 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty Insurance Company (Chartis Specialty) resulting in a net decrease in reserves of $1,180,170, offset by an increase of $794,667 from its commutation of a multi year reinsurance agreement with American International Reinsurance Company, Ltd. (AIRCO). Refer to Note 6.

For 2009, the Company experienced significant adverse loss and LAE reserve development, including accretion of loss reserve discount. The adverse development was almost entirely attributable to the Excess Casualty and Excess Workers Compensation classes of business. The Company modified its loss development assumptions for each of these classes of business in 2009 in response to the higher than expected loss emergence. For 2008, the development was slightly favorable prior to accretion of the workers compensation discount, and slightly adverse after recognition of accretion of the discount. Favorable development in Directors & Officers liability and other classes of business offset adverse development in the Company's Excess Casualty business. The adverse development in Excess Casualty was primarily related to accident years 2003 and prior.

In calendar year 2008, two transactions resulted in a significant increase in paid loss with a corresponding decrease in loss reserves. These transactions were the result of the American Home Canadian Branch novation (see Note 5E) and the Foreign Operations restructuring. The total calendar year paid losses as a result of these events were approximately $331,200 and $306,000 for the Canada novation and Foreign Operations restructuring, respectively. These payments are spread over multiple accident years and resulted in modest beneficial development of about $21,600. In addition, in 2008, the Company recorded paid losses of $108,000 relating to one credit excess of loss assumed treaty applicable to accident year 2008. There will be no additional impact from this treaty as the full limits of the treaty have been paid. Additionally, the 2009 paid losses and LAE reflect the commutation of the 21st Century Personal Auto Group. See Note 5E for further details.

As of December 31, 2010, 2009 and 2008, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $169,676, $166,812 and $178,706, respectively. In addition, the Company recorded $50,400 of salvage from a related party, as a direct reduction of outstanding reserves.

As of December 31, 2010, 2009 and 2008, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $4,364,556, $5,336,235 and $5,340,598 respectively (exclusive of inter-company pooling).

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

ASBESTOS AND ENVIRONMENTAL RESERVES

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the year ended December 31, 2010, 2009 and 2008, gross and net of reinsurance credits, are as follows:

                                                          ASBESTOS LOSSES                      ENVIRONMENTAL LOSSES
                                             ---------------------------------------    -----------------------------------
                                                 2010          2009           2008         2010         2009        2008
                                             -----------    ----------    ----------    ---------    ---------    ---------
Direct:

Loss and LAE reserves, beginning of year     $   890,649    $  905,283    $  983,032    $  88,550    $ 105,450    $ 137,135

    Incurred losses and LAE                      818,692       175,575        98,429        5,138       (3,738)     (13,665)
    Calendar year paid losses and LAE           (172,915)     (190,209)     (176,178)     (25,772)     (13,162)     (18,020)
                                             -----------    ----------    ----------    ---------    ---------    ---------

LOSS AND LAE RESERVES, END OF YEAR           $ 1,536,426    $  890,649    $  905,283    $  67,916    $  88,550    $ 105,450
                                             ===========    ==========    ==========    =========    =========    =========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

                                                         ASBESTOS LOSSES                      ENVIRONMENTAL LOSSES
                                             --------------------------------------    -----------------------------------
                                                2010          2009          2008          2010        2009          2008
                                             ----------    ----------    ----------    ---------    ---------    ---------
Assumed:

Loss and LAE reserves, beginning of year     $   85,957    $   86,374    $   89,654    $   5,744    $   5,077    $   5,933

   Incurred losses and LAE                       87,026        (1,517)       12,578        1,066          856         (735)
   Calendar year paid losses and LAE            (18,597)        1,100       (15,858)      (1,334)        (189)        (121)
                                             ----------    ----------    ----------    ---------    ---------    ---------

LOSS AND LAE RESERVES, END OF YEAR           $  154,386    $   85,957    $   86,374    $   5,476    $   5,744    $   5,077
                                             ==========    ==========    ==========    =========    =========    =========

Net of reinsurance:

Loss and LAE reserves, beginning of year     $  393,257    $  414,790    $  464,090    $  48,761    $  57,647    $  71,628

   Incurred losses and LAE                      422,050        54,172        27,666        6,963        1,800           32
   Calendar year paid losses and LAE            (81,934)      (75,705)      (76,966)     (14,028)     (10,686)     (14,013)
                                             ----------    ----------    ----------    ---------    ---------    ---------

LOSS AND LAE RESERVES, END OF YEAR           $  733,373    $  393,257    $  414,790    $  41,696    $  48,761    $  57,647
                                             ==========    ==========    ==========    =========    =========    =========

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                            ASBESTOS LOSSES                 ENVIRONMENTAL LOSSES
                                 -----------------------------------   ---------------------------------
                                     2010         2009        2008        2010       2009        2008
                                 -----------   ---------   ---------   ---------   ---------   ---------
Direct basis                     $ 1,127,844   $ 503,724   $ 524,100   $  17,850   $  29,091   $  39,611
Assumed reinsurance basis            118,402      41,926      37,560         394         520          96
Net of ceded reinsurance basis       552,119     221,716     238,704       8,548      14,070      19,081

The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:

                                          ASBESTOS LOSSES                ENVIRONMENTAL LOSSES
                                 --------------------------------   ------------------------------
                                    2010        2009       2008       2010       2009       2008
                                 ----------   --------   --------   --------   --------   --------
Direct basis                     $  125,316   $ 55,969   $ 58,233   $  7,650   $ 12,468   $ 16,976
Assumed reinsurance basis             7,659      7,009      7,124         87        164        109
Net of ceded reinsurance basis       55,849     26,985     29,473      3,582      5,971      8,245

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2010 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

NOTE 5 - RELATED PARTY TRANSACTIONS

A.    NATIONAL UNION INTER-COMPANY POOLING AGREEMENT

      The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the foreign branch of American
      Home) to National Union, the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

      The Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

      A list of all pooling participants and their respective participation percentages is set forth in Note 1.

B.    CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT

      AIG formed the Association; a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, National Union, and the Company. On annual basis the Association files audited financial statements in accordance with accounting practices prescribed or permitted by NY SAP.

      At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese situs risks and business underwritten by the Company's Japan branch which is not subject to the National Union inter-company pooling agreement nor the Association). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

                                                                                    INITIAL          PARTICIPATION
                                                                     NAIC CO.    PARTICIPATION    PERCENT SPECIFIC TO
MEMBER COMPANY                                                         CODE         PERCENT           JAPAN RISK
----------------------------------------------------------------     --------    -------------    -------------------
Chartis Overseas Limited                                                    -         67.0%              85.0%
Commercial Pool member companies, as follows:                               -         33.0%              15.0%
   New Hampshire Insurance Company                                      23841         12.0%              10.0%
   National Union Fire Insurance Company of Pittsburgh, Pa.             19445         11.0%               5.0%
   American Home Assurance Company                                      19380         10.0%               0.0%

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      In accordance with the National Union inter-company pooling agreement, the Commercial Pool member companies' participation in the Association is pooled among all Commercial Pool members proportional to their participation in the Commercial Pool. The Company's participation in the Association after the application of its participation in the National Union inter-company pooling agreement has been presented in the accompanying financial statements as follows:

AS OF DECEMBER 31,                                          2010           2009
------------------------------------------------        -----------    -----------
Assumed reinsurance receivable                          $    75,852    $    55,248
Funds held by ceding reinsurers                              12,478          8,204
Reinsurance recoverable                                      42,074         34,838
Equities in underwriting pools and associations             544,719        570,343
                                                        -----------    -----------
TOTAL ASSETS                                            $   675,123    $   668,633
                                                        ===========    ===========

Loss and LAE reserves                                   $   564,889    $   491,833
Unearned premium reserves                                   233,080        224,644
Funds held                                                   13,038         14,524
Ceded balances payable                                       61,292         61,413
Retroactive reinsurance                                           -          (132)
Assumed reinsurance payable                                  44,085         32,165
                                                        -----------    -----------
TOTAL LIABILITIES                                       $   916,384    $   824,447
                                                        -----------    -----------

TOTAL SURPLUS                                           $  (241,261)   $  (155,814)
                                                        ===========    ===========

      As of December 31, 2010, the Association reported an asset of $2.4 billion representing the value of subsidiaries and affiliated entities (SCAs). As of December 31, 2010, Chartis Europe S.A. represented $1.3 billion and Chartis UK Holdings represented $836 million, respectively of this total SCA asset.

      The Company's reporting of its interest in the Association's SCA entities is consistent with the reporting of its interest in the Association and the National Union inter-company pooling agreement. At December 31, 2010, the Company's interest in the Association's SCA entities was $290 million and has been reported as a component of Equities in Underwriting Pools and Associations.

      Effective December 1, 2010, as part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, Chartis International, LLC restructured its Hong Kong general insurance operations.

      The restructuring involved converting the existing Hong Kong managing general agency subsidiary company (American International Underwriters, Limited) into an insurance company subsidiary (Chartis Insurance Hong Kong Limited) and transferring in-force, new and renewal business of the Hong Kong branches of the Company, National Union and New Hampshire (collectively, the Companies) to Chartis Insurance Hong Kong Limited under
      Section 25D of the Hong Kong Insurance Companies Ordinance.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      The results of the Hong Kong Branches have been historically reported by the Company through its participation in the Association. The Association reports on a fiscal year ending on November 30. Although the Company and other members of the Commercial Pool's fiscal year ends on December 31, their respective annual financial statements have historically and consistently reported the results of its participation in the Association based on the Association's fiscal year close of November 30. In order to achieve consistency in their financial reporting, the Company and other members of the Commercial Pool, will record this transaction in their respective 2011 statutory financial statements. While NY SAP is not the domiciliary jurisdiction for the Association, the Department did not object to the Association reporting this transaction in 2011.

C.    GUARANTEE ARRANGEMENTS

      The Company issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities of any kind arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee agreements in events or circumstances (including bankruptcy, reorganization and similar proceedings) where the guaranteed companies failed to make payments under the policies of insurance issued during the period of the guarantee.

      As of the date of this financial statement and as disclosed on the table that follows, two policyholder guarantees remain in force. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by all guaranteed entities during the period in which the guarantee was in force.

      The guarantees are not expected to have a material effect on the Company's surplus as all of the guaranteed entities report total assets in excess of their liabilities and the majority of the guaranteed entities have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and instead of the Company. Furthermore, for former affiliates that have been sold to third parties, the purchasers have provided the Company with hold harmless agreements for its obligations under the guarantees. Accordingly, management believes that the likelihood of a payment under any of the guarantees is remote.

      The following sets forth the effective and termination dates of each guarantee and the policyholder obligations,

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)


      invested assets, estimated loss to the Company, and policyholders' surplus for each guaranteed entity as of December 31, 2010:

                                                          POLICYHOLDER                                                POLICYHOLDERS'
                                 DATE         DATE        OBLIGATIONS @       INVESTED ASSETS @       ESTIMATED LOSS     SURPLUS
GUARANTEED COMPANY              ISSUED     TERMINATED      12/31/2010             12/31/2010           @ 12/31/2010   @ 12/31/2010
----------------------          ------     ----------     -------------       -----------------       --------------  -------------
21st Century Advantage
Insurance Company
(f/k/a AIG
Advantage Insurance
Company)                *      12/15/97       8/31/09     $      16,413         $      30,293              $ -        $      24,873

AIG Edison Life
Insurance Company       **      8/29/03                      26,758,613            29,629,467                -            2,325,363

AIG Europe
(Netherlands) N.V.      ***     9/27/04       2/28/10                 -                     -

Farmers Insurance
Hawaii, Inc (f/k/a
AIG Hawaii
Insurance Company,
Inc.)                   *       11/5/97       8/31/09            28,465               105,203                -               70,659

AIG Mexico Seguros
Interamericana, S.A.
de C.V.                        12/15/97                         275,716               115,340                -               24,458

American General
Life and Accident
Insurance Company                3/3/03       9/30/10         8,511,609             9,355,843                               840,752

American General
Life Insurance
Company                          3/3/03      12/29/06        31,170,593            39,764,916                -            6,612,085

American
International
Assurance Company
(Australia) Ltd                 11/1/02      10/30/10           304,000             1,014,000                -              303,000

21st Century North
America Insurance
Company (f/k/a
American
International
Insurance Company)      *       11/5/97       8/31/09           147,102               613,891                -              459,462

21st Century
Superior Insurance
Company (f/k/a
American
International
Insurance Company of
California, Inc.)       *      12/15/97       8/31/09            36,235                31,877                -               25,878

21st Century
Pinnacle Insurance
Company (f/k/a
American
International
Insurance Company of
New Jersey)             *      12/15/97       8/31/09            28,491                46,783                -               36,195

Chartis Europe, S.A.
(f/k/a AIG Europe
S.A.)                   ****    9/15/98                       5,783,197             6,176,677                -            3,114,161

First SunAmerica
Life Insurance
Company                          1/4/99       1/31/08         4,787,371             9,969,923                               746,122

Chartis UK. (f/k/a
Landmark Insurance
Company, Ltd (UK))      ****     3/2/98      11/30/07           161,386             5,316,482                -            2,015,298

Lloyd's Syndicate
1414 (Ascot
Corporate Name)         ****    1/20/05      10/31/07            65,373             1,307,303                -              364,810

SunAmerica Annuity
and Life Assurance
Company                          1/4/99      12/29/06        17,416,540            26,892,721                               834,074

SunAmerica Life
Insurance Company                1/4/99      12/29/06        11,305,319            16,746,327                             3,897,823

The United States
Life Insurance
Company in the City
of NY                            3/3/03       4/30/10         4,894,294            11,061,455                -            1,167,447

The Variable Annuity
Life Insurance
Company                          3/3/03      12/29/06        47,616,891            63,447,359                -            3,800,284
                                                          -------------         -------------              ---        -------------
 TOTAL GUARANTEES                                         $ 159,307,608         $ 221,625,860              $ -        $  26,662,744
                                                          =============         =============              ===        =============

*The guaranteed company was formerly part of AIG's Personal Auto Group and was sold on July 1, 2009 to Farmers Group, Inc. (FGI), a subsidiary of Zurich Financial Services Group (ZFSG). As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to their obligations under this guarantee.

** AIG Edison Life Insurance Company was sold by AIG to Prudential Financial, Inc (PFI) on February 1, 2011. As part of the sale, PFI provided the Company with a hold harmless agreement with respect to its obligations under this guarantee.

The guarantee terminated on March 31, 2011,

*** Merged into Chartis Europe S.A. effective December 31, 2009. Financial disclosures included in Chartis S.A. amounts.

**** Disclosure based on local GAAP translated at the spot rate as of December 31, 2010.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)


      The Company does not believe that the events of AIG discussed in Note 5G will increase the likelihood that the guarantees will be materially impacted.

D.    INVESTMENTS IN AFFILIATES

      As of December 31, 2010 and 2009, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

                                                              AFFILIATE                        CARRYING VALUE         CHANGE IN
                                                              OWNERSHIP     ACTUAL COST        AT DECEMBER 31,     CARRYING VALUE
AFFILIATED COMMON STOCK INVESTMENTS                            PERCENT         2010                  2010               2010
----------------------------------------------                ---------     -----------        ---------------     --------------
AIG Mexico Industrial, L.L.C.                                    49.0%       $   6,981            $  10,954           $     567
AIG Non Life Holding Company (Japan), Inc. (c)                  100.0%         300,384              289,975             210,017
American International Realty Corporation                        31.5%          14,169               42,347              21,723
Eastgreen, Inc.                                                  13.4%          12,804               10,065                 138
AIU Brasil Affiliate                                            100.0%             408                2,247                 155
Pine Street Real Estate Holdings Corporation                     31.5%           5,209                2,135                 (58)
Fuji Fire and Marine Insurance Company (c)                        2.8%               -                    -             (12,180)
                                                                             ---------            ---------           ---------
   TOTAL COMMON STOCKS - AFFILIATES                                          $ 339,955            $ 357,723           $ 220,362
                                                                             =========            =========           =========

                                                              AFFILIATE                        CARRYING VALUE      CHANGE IN
                                                              OWNERSHIP     ACTUAL COST        AT DECEMBER 31,   CARRYING VALUE
AFFILIATED COMMON STOCK INVESTMENTS                            PERCENT         2009                 2009             2009
--------------------------------------------                  ---------     -----------        ---------------   --------------
21st Century Insurance Group (b)                                  0.0%       $       -            $       -        $  (117,912)
AIG Hawaii Insurance Company, Inc. (b)                            0.0%               -                    -            (64,060)
AIG Mexico Industrial, L.L.C.                                    49.0%           8,932               10,387              1,604
AIG Non Life Holding Company (Japan), Inc.                      100.0%         124,477               79,958            (47,821)
American International Realty Corporation                        31.5%          14,169               20,624            (29,913)
Eastgreen, Inc.                                                  13.4%          12,804                9,927                (37)
AIU Brasil Affiliate                                            100.0%             408                2,092              2,092
Fuji Fire and Marine Insurance Company                            2.8%          17,078               12,180             (7,271)
Pine Street Real Estate Holdings Corporation                     31.5%           5,445                2,193                110
Transatlantic Holdings, Inc. (a)                                  0.0%               -                    -           (945,009)
                                                                             ---------            ---------        -----------
   TOTAL COMMON STOCKS - AFFILIATES                                          $ 183,313            $ 137,361        $(1,208,217)
                                                                             =========            =========        ===========

(a) As referenced in Note 5E, Transatlantic Holdings, Inc. has been reported as an unaffiliated investment in this financial statement.

(b) As referenced in Note 5E, the Company sold its ownership in 21st Century and AIG Hawaii to Farmers Group, Inc.

(c) The Company's ownership of Fuji Fire and Marine Insurance Company was consolidated with its ownership of AIG Non Life Holding Company (Japan) Inc.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly traded affiliates which are based on quoted fair values, less a discount as prescribed by NAIC SAP (see Note
      1).

      The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2010 and 2009, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $802,931 and $908,367, respectively.

E. RESTRUCTURING

      DOMESTIC OPERATIONS

      As discussed in Notes 4 and 6, effective January 1, 2010 and April 1, 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty and a multi year reinsurance agreement with AIRCO, respectively. The Company recorded its share of these transactions based upon its stated pool percentage.

      Effective October 7, 2010, National Union Fire Insurance Company of Louisiana, Audubon Insurance Company and Audubon Indemnity Company were merged with and into National Union. National Union is the surviving company and has assumed all of the existing obligations of the merged companies. The mergers were recorded as of October 1, 2010 with the approval of the Pennsylvania Insurance Department. The Company recorded its proportionate share of this transaction with National Union in accordance with the pooling agreement.

      On June 10, 2009, the Company sold 12,826 shares of Transatlantic Holdings, Inc. (TRH) for $470,341 and recorded a realized gain of $450,511. As of December 31, 2009, the Company continued to own 9,193 common shares of TRH, representing approximately 13.9% of TRH's common shares issued, which were sold in March 2010 (Refer to Note 14). The Company had previously owned 33.2% of TRH. In addition, the Company recorded a capital contribution of $75,923 pursuant to the terms of a make whole agreement between the Company and AIG, whereby AIG agreed to contribute capital to the Company in an amount equal to the difference between the statutory carrying value of TRH and the consideration received by the Company for the sale of its shares. The Company also received a deemed contribution of approximately $157,679 pursuant to the Tax Sharing Agreement (Agreement) in connection with this sale. The Agreement provides that AIG will reimburse the Company for any current tax liabilities arising from the sale of an operating subsidiary during the term of the Credit Facility (refer to Note 5F), except amounts required to be remitted as Net Cash Proceeds, as defined in the Credit Facility. The Department issued a determination of non-control ruling relative to the Company's ownership of TRH. Accordingly, the Company's investment in TRH common stock has been reported as an unaffiliated investment in this financial statement and has been reported at fair value in accordance with SSAP No. 30, Investments in Common Stock. During 2010, the Company sold all but one hundred of the remaining shares of TRH and realized a profit of $463,417.

      Effective July 1, 2009, the 21st Century Personal Auto Group (PAG) was sold to Farmers Group, Inc. (FGI), a subsidiary of Zurich Financial Services Group for $1.9 billion. Of the $1.9 billion proceeds received by AIG member companies from the sale of the PAG entities to FGI, $0.2 billion was retained by Chartis U.S. Inc. as

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      consideration for the PAG entities it owned and $1.7 billion was provided to the Chartis U.S. insurance entities. American International Insurance Company (AIIC) was the lead company in the Personal Lines Pool which was the mechanism for sharing the PAG and the Private Client Group (PCG) business underwritten among the Personal Lines Pool members. PCG business was underwritten directly by member companies of the Personal Lines Pool as well as the insurance entities of Chartis U.S. Inc. not subject to this sale ("Chartis U.S. Inc. companies"). The PCG business written by Chartis U.S. Inc. companies was ceded 100% to AIIC as the pool lead. The total of the PCG business assumed by AIIC, the PCG business underwritten directly by Personal Lines Pool members, as well as the PAG business retained by AIIC ("net business of the Personal Lines Pool") was then subject to a 50% quota share to National Union. The Commercial Pool members participated in this business assumed by National Union at their stated pool percentages.

      In connection with this sale, various reinsurance agreements between the PAG companies and the Chartis U.S. Inc. companies (including the Company) were partially or fully commuted as of June 30, 2009. The major transactions are summarized below:

            1. The quota share reinsurance agreement between National Union and AIIC under which AIIC ceded 50% of the net business of the Personal Lines Pool to National Union was commuted as of June 30, 2009.

            2. All liabilities relating to existing PCG business that was written on a direct basis by members of the Personal Lines Pool were transferred to National Union under the terms of the PCG Business Reinsurance and Administration Agreement, effective June 30, 2009.

            3. All obligations and liabilities relating to the PCG business that was directly written and ceded by Chartis U.S. Inc. companies to AIIC under various quota share reinsurance agreements were commuted as of June 30, 2009.

      Following these transactions the Chartis U.S. Inc. companies settled all amounts due to AIIC in securities and cash totaling $871.9 million. The Company's share of this settlement was $293.3 million.

      The Chartis U.S. Inc. companies which owned 21st Century Insurance Group (a member company of PAG), recorded dividend income and a resulting intangible asset of approximately $527.5 million for the fair value of the PCG business, which was not subject to the PAG sale and was retained by the Chartis U.S. Inc. companies going forward. Additionally, capital contributions were received by the owners of 21st Century Insurance Group of $184.6 million from Chartis U.S. as part of the tax sharing agreement. The Company's share of these transactions was dividend income of $79.7 million and a capital contribution of $27.9 million.

      Following the sale of the PAG entities, which included the Company's ownership in 21st Century Insurance Group and AIG Hawaii Insurance Company, Inc., the Company received $182.6 million of the $1.7 billion of proceeds received by the Chartis U.S. Inc. companies. As a result of these transactions involving the sale of these PAG entities, the Company recorded a pre-tax loss of $14.5 million.

      AMERICAN HOME CANADIAN BRANCH NOVATION

      Effective November 1, 2008, the American Home Canadian Branch (the Branch) entered into an assumption reinsurance and asset purchase agreement with Chartis Insurance Company of Canada, (formerly AIG

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      Commercial Insurance Company of Canada), under which the existing and inforce policies of insurance issued by the Branch were novated to Chartis Insurance Company of Canada. Subsequent to the transfer, the Branch ceased operations and was dissolved. The transaction has been accounted for at fair value in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties (SSAP 25) as it qualifies as an "economic transaction". The fair value of the liabilities assumed by Chartis Insurance Company of Canada are approximately $2,146,053. In connection with Chartis Insurance Company of Canada's assumption of such liabilities, the Branch transferred assets at fair value that, in total, equal the obligations assumed by Chartis Insurance Company of Canada less a balance representing intangible assets of approximately $75,693 which are being deferred and will be amortized over a 10 year period and netted within the Company's other assets. The release of the liabilities and the transfer of the investments to Chartis Insurance Company of Canada by the Branch have been accounted for in the Company's Statements of Cash Flows as benefit and loss related payments of $331,200 and proceeds from investments sold, matured or repaid, respectively, resulting in these cash flow line items increasing by $1,225,013. The following table summarizes the pre-tax gain recognized by the Company as a result of this transaction:

Description                                                         Amount
-----------------------------------------------------------      ------------
Loss from investments included in realized capital
 gains/losses                                                    $   (210,868)
Underwriting gain                                                      13,762
Other income (ceding commission)                                       14,276
Gain relating to foreign exchange included in other income            371,741
                                                                 ------------
Net pre-tax gain                                                 $    188,911
                                                                 ============

      In relation to and prior to this transaction, Chartis U.S. Inc. contributed capital to Chartis Insurance Company of Canada in the amount of approximately $964,000. Chartis U.S. Inc. obtained such funding via dividends paid by the following entities:

Company                                                            Dividend
-----------------------------------------------------------      ------------
National Union Fire Insurance Company of Pittsburgh, Pa.         $    299,000
American Home Assurance Company                                       170,000
Commerce and Industry Insurance Company                               103,000
Chartis Property Casualty Company                                     103,000
The Insurance Company of the State of Pennsylvania                    122,000
New Hampshire Insurance Company                                       167,000

      During the fourth quarter of 2008 and subsequent to this transaction, the Branch repatriated its remaining net assets of $921,000 to the Company. The Company subsequently utilized $691,000 of this repatriated amount to pay a dividend to Chartis U.S. Inc. of $691,000. Subsequently, Chartis U.S. Inc. contributed such funds to the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      following entities in consideration for the dividends paid to originally fund the transaction:

Company                                                      Capital Contribution
--------------------------------------------------------     --------------------
National Union Fire Insurance Company of Pittsburgh, Pa.         $    299,000
Chartis Property Casualty Company                                     103,000
The Insurance Company of the State of Pennsylvania                    122,000
New Hampshire Insurance Company                                       167,000

F. OTHER RELATED PARTY TRANSACTIONS

      The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2010 and 2009 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2010 and 2009 and all capital contributions and dividends.

                                                                 ASSETS RECEIVED BY       ASSETS TRANSFERRED BY
                                                                    THE COMPANY                THE COMPANY
                                                             -------------------------  ------------------------
  DATE OF                                                      STATEMENT                 STATEMENT
TRANSACTION  EXPLANATION OF TRANSACTION  NAME OF AFFILIATE       VALUE     DESCRIPTION      VALUE    DESCRIPTION
-----------  --------------------------  ------------------  -------------------------  ------------------------
  02/12/10            Dividend           Chartis U.S., Inc.  $          -       -       $   300,000     Cash
  04/08/10            Dividend           Chartis U.S., Inc.             -       -             1,343     Cash
  Various     Capital contribution (a)   Chartis U.S., Inc.         5,322    In kind              -      -
  03/31/10      Capital contribution     Chartis U.S., Inc.         4,829    In kind              -      -
  12/31/10    Capital contribution (b)   Chartis U.S., Inc.     1,937,124   Receivable            -      -
  06/24/10       Sale of securities        National Union         708,005     Cash          708,005  Securities

--------------
(a)   Capital contributions in lieu of Tax Sharing agreement

(b)   Capital contribution was received on February 25, 2011 (Refer to Note 13)

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

                                                                  Assets Received by       Assets Transferred by
                                                                     the Company                the Company
                                                               ------------------------  ------------------------
  Date of                                                       Statement                 Statement
Transaction   Explanation of Transaction   Name of Affiliate      Value     Description     Value     Description
-----------  ----------------------------  ------------------  -----------  -----------  -----------  -----------
 06/30/09      Capital contribution (c)    Chartis U.S., Inc.  $       948    In kind    $         -       -
 06/30/09      Capital contribution (a)    Chartis U.S., Inc.       75,923      Cash               -       -
 06/30/09    Capital contribution (a) (c)  Chartis U.S., Inc.      157,679    In kind              -       -
 12/31/09      Capital contribution (c)    Chartis U.S., Inc.       58,930    In kind              -       -
 06/30/09        Capital contribution      Chartis U.S., Inc.       15,495      Cash               -       -
 07/01/09      Capital contribution (b)    Chartis U.S., Inc.       27,886    In kind              -       -
 12/31/09        Capital contribution      Chartis U.S., Inc.        6,425    In kind              -       -
 06/22/09       Purchases of security        National Union        573,629      Bonds        573,629      Cash
 10/30/09       Purchases of security            AIGSL             133,979      Bonds        133,979      Cash
 07/01/09           Sale of bonds                 AIIC             219,257      Cash         219,257     Bonds

----------------
(a) Sale of Transatlantic Holdings, Inc. (TRH) - make whole agreement and tax sharing agreement

(b)   Sale of Personal Auto Group

(c)   Capital contributions in lieu of Tax Sharing Agreement

      AIGSL : AIG Security Lending

In the ordinary course of business, the Company utilizes its affiliates for data center systems, investment services, salvage and subrogation, and claims management. The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2010, 2009 and 2008 between the Company and affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2010, 2009 and 2008:

FOR THE YEARS ENDED DECEMBER 31,                               2010         2009         2008
--------------------------------                            ----------   ----------   ----------
Chartis Claims, Inc.                                        $  245,427   $  255,941   $  254,033
                                                            ----------   ----------   ----------
   TOTAL                                                    $  245,427   $  255,941   $  254,033
                                                            ==========   ==========   ==========

As of December 31, 2010 and 2009, short-term investments included amounts invested in the AIG Managed Money Market Fund of $1,881,287 and $1,291,310, respectively.

Federal and foreign income taxes (payable to) recoverable from affiliates as of December 31, 2010 and 2009 amounted to $(60,666) and $366,126, respectively.

At December 31, 2010 and 2009, the amount due (to)/from National Union, as the lead company of the intercompany pool, was $(121,756) and $90,429, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

During 2009 and 2008, the Company sold premium receivables without recourse to AI Credit Corporation (AICC) (a formerly wholly owned AIG subsidiary) and recorded losses on these transactions as follows:

AS OF DECEMBER 31,                                             2009         2008
------------------------------------                        ----------   ----------
Accounts receivable sold                                    $   27,148   $   71,679
Losses recorded                                                    639        1,842

AICC was purchased by an unaffiliated third party during 2009 and the outstanding receivables were sold by AICC to Risk Specialists Companies Insurance Agency, Inc. The Company did not sell any additional premiums receivable balances after the sale of AICC.

As of December 31, 2010 and 2009, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):


AS OF DECEMBER 31,                                             2010         2009
-------------------------------------------------------     ----------   ----------
Capital contributions receivable from Chartis U.S. Inc.     $1,937,124   $        -
Balances with pool member companies                             31,954       90,429
Balances less than 0.5% of admitted assets                      23,175          406
                                                            ----------   ----------
RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES         $1,992,253   $   90,835
                                                            ==========   ==========

Balances with pool member companies                         $  122,198   $   21,373
Balances less than 0.5% of admitted assets                      82,128       49,295
                                                            ----------   ----------
PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES              $  204,326   $   70,668
                                                            ==========   ==========

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. Between March 31, 2006 and March 25, 2008 the insured entered into a series of receivable sale agreements with AICC whereby AICC purchased the insured's March 2006 to December 2016 receivables of $365,000 for $278,930. The Company did not reduce its loss reserves for the agreements between the insured and AICC.

On October 27, 2009 AIG Funding, Inc. (AIGF) entered into an assignment and assumption agreement with AICC whereby AIGF assumed the remaining outstanding receivables from AICC, at net book value, as a partial payment against outstanding intercompany loan principal balances owed to AIGF by AICC. The amount, at net book value, was $225,962. Refer to Notes 3, 4, 6, 7, 8, 9, 10 and 13 for other disclosures on transactions with related parties.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

G. EVENTS OCCURRING AT THE AIG LEVEL

In September 2008, AIG experienced a severe strain on its liquidity that resulted in AIG, on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York (the "FRBNY"). The credit facility obligations were guaranteed by certain subsidiaries of AIG and the obligations were secured by a pledge of certain assets of AIG and its subsidiaries. Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share (the "Series C Preferred Stock"), to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). In November 2008 and April 2009, AIG issued preferred securities to the United States Department of the Treasury ("Department of the Treasury") under the Troubled Asset Relief Program ("TARP").

On January 14, 2011, AIG completed a series of integrated transactions (the "Recapitalization") with the FRBNY, the Department of the Treasury, and the Trust to recapitalize AIG. As part of the Recapitalization, AIG repaid to the FRBNY approximately $21 billion in cash, representing complete repayment of all amounts owing under the FRBNY credit facility, and the FRBNY credit facility was terminated. In addition, (i) the shares of the Series C Preferred Stock held by the Trust were exchanged for 562,868,096 shares of AIG common stock and were subsequently transferred by the Trust to the Department of the Treasury; (ii) the shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for 924,546,133 shares of AIG common stock; and (iii) the shares of AIG's Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for (a) preferred interests in two special purpose vehicles, (b) 20,000 shares of AIG's Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share, a new series of TARP preferred stock, and (c) 167,623,733 shares of AIG common stock. As a result of the Recapitalization, the Department of the Treasury held 1,655,037,962 shares of newly issued AIG common stock, representing ownership of approximately 92 percent of the outstanding AIG common stock at December 31, 2010. After the share exchange and distribution were completed, the Trust terminated pursuant to the terms and conditions of the agreement that established the Trust. It is expected that over time the Department of the Treasury will sell its shares of AIG common stock on the open market.

NOTE 6 - REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

During 2010, 2009 and 2008, the Company's net premiums written and net premiums earned were comprised of the following:

                                                  2010                         2009                         2008
                                        --------------------------   --------------------------   --------------------------
FOR THE YEARS ENDED DECEMBER 31,          WRITTEN        EARNED        WRITTEN        EARNED        WRITTEN        EARNED
----------------------------------      -----------   ------------   -----------   ------------   -----------   ------------
Direct premiums                         $ 1,471,932   $  1,494,653   $ 2,181,231   $  2,429,839   $ 3,003,169   $  4,553,852
Reinsurance premiums assumed:
   Affiliates                             6,775,226      7,113,494     7,553,633      8,250,685     9,358,318     10,173,382
   Non-affiliates                            64,497         37,427        51,887         46,888       166,239        238,591
                                        -----------   ------------   -----------   ------------   -----------   ------------
     GROSS PREMIUMS                       8,311,655      8,645,574     9,786,751     10,727,412    12,527,726     14,965,825
                                        -----------   ------------   -----------   ------------   -----------   ------------
Reinsurance premiums ceded:
   Affiliates                             1,574,099      1,537,046     2,624,677      3,172,378     4,663,334      6,541,514
   Non-affiliates                         1,542,184      1,459,764     1,099,681      1,200,489     1,018,383      1,031,090
                                        -----------   ------------   -----------   ------------   -----------   ------------
     NET PREMIUMS                       $ 5,195,372   $  5,648,764   $ 6,062,393   $  6,354,545   $ 6,846,009   $  7,393,221
                                        ===========   ============   ===========   ============   ===========   ============

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2010 and 2009 with the return of the unearned premium reserve is as follows:

                                            ASSUMED REINSURANCE           CEDED REINSURANCE                  NET
                                        --------------------------   --------------------------   --------------------------
                                          UNEARNED                     UNEARNED                    UNEARNED
                                          PREMIUM      COMMISSION      PREMIUM      COMMISSION      PREMIUM      COMMISSION
                                          RESERVES       EQUITY        RESERVES       EQUITY        RESERVES       EQUITY
                                        -----------   ------------   -----------   ------------   -----------   ------------
DECEMBER 31, 2010
   Affiliates                           $ 3,758,923   $    421,024   $   924,159   $    129,587   $ 2,834,764   $    291,437
   Non-affiliates                            37,720          4,225       462,613         64,868      (424,893)       (60,643)
                                        -----------   ------------   -----------   ------------   -----------   ------------
   TOTALS                               $ 3,796,643   $    425,249   $ 1,386,772   $    194,455   $ 2,409,871   $    230,794
                                        ===========   ============   ===========   ============   ===========   ============

DECEMBER 31, 2009
   Affiliates                           $ 4,097,191   $    529,996   $   887,195   $    136,990   $ 3,209,996   $    393,006
   Non-affiliates                            10,657          1,378       380,113         58,692      (369,456)       (57,314)
                                        -----------   ------------   -----------   ------------   -----------   ------------
   TOTALS                               $ 4,107,848   $    531,374   $ 1,267,308   $    195,682   $ 2,840,540   $    335,692
                                        ===========   ============   ===========   ============   ===========   ============

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

As of December 31, 2010 and 2009 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                                          UNEARNED     PAID LOSSES   RESERVES FOR
                                          PREMIUM         AND         LOSSES AND
                                          RESERVES        LAE            LAE
                                        -----------   ------------   ------------
DECEMBER 31, 2010
   Affiliates                           $   924,159   $    131,717   $ 10,701,691
   Non-affiliates                           462,613        301,588      3,194,427
                                        -----------   ------------   ------------
   TOTAL                                $ 1,386,772   $    433,305   $ 13,896,118
                                        ===========   ============   ============
DECEMBER 31, 2009
   Affiliates                           $   887,195   $    172,560   $ 12,759,773
   Non-affiliates                           380,113        332,178      2,970,212
                                        -----------   ------------   ------------
   TOTAL                                $ 1,267,308   $    504,738   $ 15,729,985
                                        ===========   ============   ============

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The Company's unsecured reinsurance recoverables as of December 31, 2010 in excess of 3.0% of its capital and surplus is set forth in the table below:

                                                        NAIC CO.
REINSURER                                                 CODE         2010
----------------------------------------------------    --------   ------------
Affiliates:
   National Union Pool                                        -    $ 10,662,228
   AIU Insurance Company                                  19399         106,738
   American International Life Assurance Co. NY (US)      60607           2,182
   American International Reinsurance Co. Ltd                 -          32,012
   Chartis Specialty Insurance Company                    26883           3,617
   Ascot Syndicate Lloyd's 1414                               -           1,571
   Chartis Europe S.A.                                        -          18,031
   Chartis Insurance Company Of Canada                        -           5,493
   Chartis Insurance UK Ltd                                   -           9,551
   Chartis Overseas Ltd.                                      -         576,590
   Chartis Select Insurance Company                       10932           3,661
   Lexington Insurance Company                            19437          15,064
   United Guaranty Insurance Company                      11715          32,526
   Other affiliates below $1.0 million                        -           4,562
                                                        --------   ------------
      TOTAL AFFILIATES                                               11,473,826
                                                        --------   ------------
Non-Affiliates:
   Transatlantic Reinsurance Company                      19453         288,162
                                                        --------   ------------
        TOTAL TRANSATLANTIC GROUP                                       288,162
                                                        --------   ------------
   Lloyd's Syndicate                                          -         218,521
   Munich Re Group                                            -         245,130
   Swiss Re Group                                             -         260,870
                                                        --------   ------------
      TOTAL NON-AFFILIATES                                            1,012,683
                                                        --------   ------------
 TOTAL AFFILIATES AND NON-AFFILIATES                               $ 12,486,509
                                                        ========   ============

During 2010, 2009 and 2008, the Company reported in its Statements of Income statutory losses of $135,317, $10,863 and $165, respectively, as a result of losses incurred from commutations with the following reinsurers. The 2010 loss was comprised of losses incurred $135,412, commissions incurred $(98) and premiums earned $(3); the 2009 and 2008 losses were from losses incurred.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

COMPANY                                                         2010       2009       2008
-----------------------------------------------------        ---------   --------   ---------
American International Reinsurance Company, Ltd. (a)         $ 131,629   $ 10,284   $       -
Continental Casualty Company                                     1,270          -           -
Reliastar Life Insurance Company                                 1,296
Other reinsurers below $1 million                                1,122        579         165
                                                             ---------   --------   ---------
TOTAL                                                        $ 135,317   $ 10,863   $     165
                                                             =========   ========   =========

---------------
(a) Effective April 1, 2010, National Union commuted a multi year reinsurance agreement with AIRCO. The commutation resulted in the members of the Commercial Pool recapturing loss and LAE reserves of $2,576,715 in exchange for consideration of $2,211,079, resulting in a loss of $365,636, which was pooled in accordance with the pooling agreement. The commutation was approved by the New York and Pennsylvania Insurance Departments. The Company recorded its share of these transactions based upon its stated pool percentage as follows:

                                                           COMPANY'S POOLED
                                               TOTAL          ALLOCATION
                                            -----------    ----------------
Liabilities:
   Outstanding losses                       $ 2,576,715    $        927,617
                                            ===========    ================
P&L:
   Paid losses                                  365,636             131,629
                                            ===========    ================
   Net cash                                 $ 2,211,079    $        795,988
                                            ===========    ================

As of December 31, 2010 and 2009, the Company had reinsurance recoverables on paid losses in dispute of $115,859 and $128,137, respectively.

During 2010, 2009 and 2008, the Company (wrote off)/recovered related reinsurance recoverable balances of $(1,224), $8,952 and $(4,906), respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2010 and 2009, the Company's premium receivable and losses payable on assumed business are as follows:

                           2010                                   AFFILIATE   NON-AFFILIATE     TOTAL
-------------------------------------------------------------    ----------   -------------   ---------
Premiums in course of collection                                 $  146,906   $      11,982   $ 158,888
Reinsurance payable on paid loss and loss adjustment expenses       150,327           4,755     155,082

                           2009                                   AFFILIATE   NON-AFFILIATE     TOTAL
-------------------------------------------------------------    ----------   -------------   ---------
Premiums in course of collection                                 $  174,732   $      25,010   $ 199,742
Reinsurance payable on paid loss and loss adjustment expenses       220,141          11,835     231,976

The primary components of the affiliated assumed reinsurance balances summarized above, and excluding members of the Commercial Pool, relate to reinsurance agreements with the following:

                                                           2010                                 2009
                                          -----------------------------------   -----------------------------------
                                          PREMIUMS IN    REINSURANCE PAYABLE    PREMIUMS IN    REINSURANCE PAYABLE
                                           COURSE OF    ON PAID LOSS AND LOSS    COURSE OF    ON PAID LOSS AND LOSS
                                           COLLECTION    ADJUSTMENT EXPENSES     COLLECTION    ADJUSTMENT EXPENSES
                                          -----------   ---------------------   -----------   ---------------------
Lexington Insurance Co.                    $  16,421         $   17,730          $  20,696         $   18,815
United Guaranty Residential Ins. Co.             245             20,558                488                  -
National Union Ins. Co. of Vermont                47             15,310             (7,003)            15,404
Chartis Insurance UK Ltd.                     11,225              4,051              8,298              4,247
Chartis Europe SA                              7,544             11,977              1,734                  -
Chartis Overseas Ltd.                         14,735             20,053             11,317              8,778
Chartis Ins. Co. of Puerto Rico               10,632                310                989                399
Chartis Specialty Ins. Co.                       388                597             42,721             75,872

Effective January 1, 2010, Chartis Specialty Insurance Company (Chartis Specialty) commuted its quota share and stop loss reinsurance agreements with National Union. In accordance with the commutation agreement, National Union transferred cash and securities totaling $4,041,671 to Chartis Specialty. This amount was net of a ceding commission

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

of $220,094. The Company recorded its share of these transactions based upon its stated pool percentage and reported the net impact on its financial statements from these transactions as follows:

                                                           COMPANY'S POOLED
                                               TOTAL          ALLOCATION
                                            -----------    ----------------
Liabilities:
   Outstanding losses                       $ 3,278,251    $      1,180,170
   Unearned premium reserves                    933,787             336,163
   Other                                         49,727              17,902
                                            -----------    ----------------
                                              4,261,765           1,534,235
                                            -----------    ----------------
P&L:
   Ceding commission                            220,094              79,234
                                            -----------    ----------------
                                            $ 4,041,671    $      1,455,001
                                            ===========    ================

NOTE 7 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2010 and 2009, the Company's deposit assets and liabilities were comprised of the following:

                                                                   DEPOSIT        DEPOSIT       FUNDS HELD      FUNDS HELD
                                                                   ASSETS       LIABILITIES       ASSETS       LIABILITIES
                                                                ------------    -----------    ------------    -----------
DECEMBER 31, 2010:
   Direct                                                       $          -    $   100,648    $          -    $         -
   Assumed                                                                 -         89,243          88,515              -
   Ceded                                                                 686              -               -            990
                                                                ------------    -----------    ------------    -----------
   TOTAL                                                        $        686    $   189,891    $     88,515    $       990
                                                                ============    ===========    ============    ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

                                                                   DEPOSIT        DEPOSIT       FUNDS HELD      FUNDS HELD
                                                                   ASSETS       LIABILITIES       ASSETS       LIABILITIES
                                                                ------------    -----------    ------------    -----------
DECEMBER 31, 2009:
   Direct                                                       $          -    $    88,466    $          -    $         -
   Assumed                                                                 -         90,013          88,515              -
   Ceded                                                               1,595              -               -              -
                                                                ------------    -----------    ------------    -----------
   TOTAL                                                        $      1,595    $   178,479    $     88,515    $         -
                                                                ============    ===========    ============    ===========

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2010 and 2009 is set forth in the table below:

                                                                             2010                         2009
                                                                ---------------------------    ---------------------------
                                                                   DEPOSIT        DEPOSIT         DEPOSIT        DEPOSIT
                                                                   ASSETS       LIABILITIES       ASSETS       LIABILITIES
                                                                ------------    -----------    ------------    -----------
BALANCE AT JANUARY 1                                            $      1,595    $   178,479    $    530,085    $   188,303
   Deposit activity, including loss recoveries                        (1,622)         8,358        (592,772)        (7,962)
   Interest income or expense, net of amortization of margin             713          3,054          24,465         (1,862)
   Non-admitted asset portion                                              -              -          39,817              -
                                                                ------------    -----------    ------------    -----------
BALANCE AS OF DECEMBER 31                                       $        686    $   189,891    $      1,595    $   178,479
                                                                ============    ===========    ============    ===========

                                                                             2010                         2009
                                                                ---------------------------    ---------------------------
                                                                 FUNDS HELD      FUNDS HELD     FUNDS HELD      FUNDS HELD
                                                                   ASSETS       LIABILITIES       ASSETS       LIABILITIES
                                                                ------------    -----------    ------------    -----------
BALANCE AT JANUARY 1                                            $     88,515    $         -    $     88,515    $   484,067
   Contributions                                                           -            990               -            357
   Withdrawals                                                             -              -               -       (505,878)
   Interest                                                                -              -               -         21,454
                                                                ------------    -----------    ------------    -----------
BALANCE AS OF DECEMBER 31                                       $     88,515    $       990    $     88,515    $         -
                                                                ============    ===========    ============    ===========

The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with NY SAP, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) are treated as affiliated.

On December 16, 2009, all contracts ceded by the Company directly or indirectly to Union Excess were commuted and the net balances among all the parties have been settled. As a result of such settlement of balances, the Company received net cash of $43,838, securities of $2,289, and the release of $287,133 of funds held liabilities for the settlement of deposit assets of $385,967 with a non-admitted portion of $39,817. Also, during 2009, loss recoveries from Union Excess resulted in decreases in deposit assets and funds held liabilities of $218,745. The net effect of these transactions was to reduce surplus to policyholders by $(12,890).

The Company also holds a note from Union Excess in the amount of $37,009. The note is secured by the proceeds of a

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

certain swap transaction between Union Excess and Starr International Company, Inc. (SICO). SICO is contesting liability under the swap; as such, the Company has provided a 100% valuation allowance.

During 2008, the Company commuted deposit balances of $47,290 with a participant in the Union Excess reinsurance programs, resulting in no gain or loss to the Company, and balances of $141,711 with European Reinsurance Company Ltd., resulting in a loss of $2,323.

NOTE 8 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent, AIG. AIG's domestic subsidiaries can be found on Schedule Y of the Company's annual statement.

The Company has a written tax sharing agreement with Chartis, Inc. ("Subgroup Parent"), which was amended, effective January 1, 2010, which provides that Subgroup Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. Subgroup Parent also has a separate tax sharing agreement with AIG ("Parent") , which provides that AIG will not charge Subgroup Parent a greater portion of the consolidated tax liability than would have been paid by the Chartis Subgroup if it had filed a separate federal income tax return. Additionally, the Company's amended tax sharing agreement contains the following significant requirements:

      - A tax Subgroup was formed with Chartis, Inc. as the Subgroup Parent. The Company will settle inter-company income taxes with the Subgroup Parent as if the Company were filing its own separate federal income tax return. Any net liability will be settled with the Subgroup Parent in accordance with federal estimated tax payment requirements with final payments/refunds paid within 30 days after Subgroup Parent makes or receives a final payment to or receipt of refund from Parent.

      - Any tax realized by the Company from triggering a deferred inter-company gain (as determined under Treasury regulation Section 1.1502-13) in which no consideration was received will be paid by the Subgroup Parent.

      - Chartis, Inc. assumes the Company's Tax Reserves in a deemed capital contribution transaction. Tax Reserves mean any liability recorded in accordance with Financial Accounting Standards Board Interpretation No. 48 -- Accounting for Uncertainty in Income Taxes (FIN 48) and any tax liability recorded as the result of an agreed upon adjustment with the tax authorities, except ones arising as a result of errors or omissions.

      - In accordance with N.Y. Department of Insurance Circular Letter 1979-33, Subgroup Parent shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the consolidated tax liability of the Parent group.

The Company had a prior tax sharing agreement in place during the 2008 and 2009 years with Chartis, Inc. The key differences between the 2008/2009 tax sharing agreement and the 2010 tax sharing agreement are: (i) the Company had

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

to pay its separate federal income tax liability without taking into account tax credits, whereas they may take into account tax credits under the 2010 tax sharing agreement; (ii) the Company did not have to pay for any tax arising from gains from Qualifying Transactions (which were defined as deferred intercompany gains as defined in Treas. Reg. Section 1502-13 from the sale of stock or substantially all the assets of an operating subsidiary), whereas the 2010 agreement only exempts for deferred intercompany transactions for which no consideration was received; (iii) the Company did not have to pay any tax arising from Asset Sales (which were defined in the FRBNY credit facility between AIG and the Federal Reserve), so long as the net proceeds were remitted to AIG, whereas the 2010 agreement deletes references to Asset Sales since AIG repaid its obligations to FRBNY under the credit facility and (iv) the Company was paid for the use by the Subgroup of the Company's excess attributes that were utilized by the Subgroup, but under the 2010 agreement, the Company must be able to utilize the asset on its own separate company liability basis.

The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due to/from Chartis Inc. The statutory U.S. federal income tax rate is 35% at December 31, 2010.

The components of the Company's net deferred tax assets/liabilities ("DTA"/"DTL") as of December 31, 2010 and 2009 are as follows:

                                 DECEMBER 31, 2010                   DECEMBER 31, 2009                         CHANGE
                      ------------------------------------  ------------------------------------  ---------------------------------
DESCRIPTION            ORDINARY     CAPITAL       TOTAL       ORDINARY     CAPITAL      TOTAL      ORDINARY    CAPITAL     TOTAL
--------------------- -----------  ----------  -----------  -----------  ----------  -----------  ----------  ---------  ----------
Gross deferred tax
 assets               $ 1,501,814  $  265,330  $ 1,767,144  $ 1,123,977  $  302,067  $ 1,426,044  $  377,837  $ (36,737) $  341,100
Statutory valuation
 allowance adjustment     633,968     131,367      765,335            -           -            -     633,968    131,367     765,335
                      -----------  ----------  -----------  -----------  ----------  -----------  ----------  ---------  ----------
Adjusted Gross
 Deferred Tax Assets      867,846     133,963    1,001,809    1,123,977     302,067    1,426,044    (256,131)  (168,104)   (424,235)
Gross deferred tax
 liabilities              (67,312)   (133,963)    (201,275)     (42,638)   (194,630)    (237,268)    (24,674)    60,667      35,993
                      -----------  ----------  -----------  -----------  ----------  -----------  ----------  ---------  ----------
Net deferred tax
 asset/(liabilities)      800,534           -      800,534    1,081,339     107,437    1,188,776    (280,805)  (107,437)   (388,242)
Deferred tax assets
 non-admitted             (17,769)          -      (17,769)    (371,493)   (107,437)    (478,930)    353,724    107,437     461,161
                      -----------  ----------  -----------  -----------  ----------  -----------  ----------  ---------  ----------
Net admitted deferred
 tax assets           $   782,765  $        -  $   782,765  $   709,846  $        -  $   709,846  $   72,919  $       -  $   72,919
                      ===========  ==========  ===========  ===========  ==========  ===========  ==========  =========  ==========

The Company has elected to admit DTAs pursuant to paragraph 10.e. It recorded an increase in admitted DTAs as the result of its election to employ the provision of Paragraph 10.e. as follows:

                                 DECEMBER 31, 2010               DECEMBER 31, 2009                   CHANGE
                          ------------------------------  -----------------------------  --------------------------------
DESCRIPTION               ORDINARY   CAPITAL     TOTAL     ORDINARY  CAPITAL    TOTAL    ORDINARY    CAPITAL      TOTAL
------------------------  ---------  -------   ---------  ---------  -------  ---------  ---------   -------    ---------
Increase in DTA that
 reverse in subsequent
 three calendar years
 that are carried back
 to recoup taxes          $       -  $     -   $       -  $       -  $     -  $       -  $       -   $     -    $       -
Increase in DTA from
 the lesser of
 adjusted gross DTAs
 realizable within 36
 months or 15% of
 statutory surplus          260,922         -    260,922    272,916        -    272,916    (11,994)        -      (11,994)
Increase in DTA from
 adjusted gross DTAs
 that can be offset
 against DTLs                     -        -           -          -        -          -          -         -            -
                          ---------  -------   ---------  ---------  -------  ---------  ---------   -------    ---------
Total Increase in DTA
 admitted pursuant to
 Paragraph 10.e           $ 260,922  $     -   $ 260,922  $ 272,916  $     -  $ 272,916  $ (11,994)  $     -    $ (11,994)
                          =========  =======   =========  =========  =======  =========  =========   =======    =========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The amount of admitted deferred tax assets, admitted assets, statutory surplus and total adjusted capital in the risk-based capital calculation resulting from the use of paragraph 10.a., 10.b., 10.c., 10.e. are as follows:

                                  DECEMBER 31, 2010                   DECEMBER 31, 2009                        CHANGE
                          ----------------------------------  ----------------------------------  --------------------------------
DESCRIPTION                ORDINARY   CAPITAL      TOTAL      ORDINARY     CAPITAL      TOTAL     ORDINARY     CAPITAL     TOTAL
------------------------- ---------  ----------  -----------  ---------  ----------  -----------  ---------  ----------  ---------
 Carried back losses
  that reverse in
  subsequent calendar
  year                    $       -  $        -  $         -  $  73,903  $   53,031  $   126,934  $ (73,903) $  (53,031) $(126,934)
 The lesser of adjusted
  gross DTAs realizable
  within 12 months or
  10% of statutory
  surplus                   521,844           -      521,844    309,996           -      309,996    211,848           -    211,848
                          ---------  ----------  -----------  ---------  ----------  -----------  ---------  ----------  ---------
 Adjusted gross DTAs
  that can be offset
  against DTLs               67,312     133,963      201,275     42,638     194,630      237,268     24,674     (60,667)   (35,993)
                          ---------  ----------  -----------  ---------  ----------  -----------  ---------  ----------  ---------
 Total DTA admitted to
  Paragraphs 10.a, 10.b
  and 10.c                  589,156     133,963      723,119    426,537     247,661      674,198    162,619    (113,698)    48,921
                          ---------  ----------  -----------  ---------  ----------  -----------  ---------  ----------  ---------

Admission Calculation
 Components
SSAP 10R, Paragraph 10.e

 Carried back losses
  that reverse in
  subsequent three
  calendar years                  -           -            -          -           -            -          -           -          -
 The lesser of adjusted
  gross DTAs realizable
  within 36 months or 15%
  of statutory surplus      260,922           -      260,922    272,916          --      272,916    (11,994)          -    (11,994)
                          ---------  ----------  -----------  ---------  ----------  -----------  ---------  ----------  ---------
 Adjusted gross DTAs
  that can be offset
  against DTLs                    -           -            -          -           -            -          -           -          -
                          ---------  ----------  -----------  ---------  ----------  -----------  ---------  ----------  ---------
 Total DTA admitted
  pursuant to
  Paragraph 10.e            260,922           -      260,922    272,916           -      272,916    (11,994)          -    (11,994)
                          ---------  ----------  -----------  ---------  ----------  -----------  ---------  ----------  ---------

 Total DTA Admitted
  Under SSAP 10R            850,077     133,963      984,040    699,453     247,661      947,114    150,624    (113,698)    36,926
 Total DTL                  (67,312)   (133,963)    (201,275)   (42,638)   (194,630)    (237,268)   (24,674)     60,667     35,993
                          ---------  ----------  -----------  ---------  ----------  -----------  ---------  ----------  ---------
 Net Admitted DTA         $ 782,765  $        -  $   782,765  $ 656,815  $   53,031  $   709,846  $ 125,950  $  (53,031) $  72,919
                          =========  ==========  ===========  =========  ==========  ===========  =========  ==========  =========

 Used in SSAP 10R,
  Par. 10 d

 Total adjusted capital           -           -    6,376,918          -           -    5,455,355          -           -    921,563
                                                 -----------                         -----------                         ---------
 Authorized Control Level         -           -    1,524,909          -           -    1,347,179          -           -    177,730
                                                 ===========                         ===========                         =========

The following table provides the Company's assets, capital and surplus, and RBC information with the DTA calculated under SSAP No. 10R paragraphs 10(a) to 10(c) and the additional DTA determined under SSAP No. 10R paragraph 10e:

                              DECEMBER 31, 2010               DECEMBER 31, 2009                  CHANGE
                        ------------------------------ ------------------------------- --------------------------------
DESCRIPTION             ORDINARY  CAPITAL    TOTAL     ORDINARY  CAPITAL     TOTAL     ORDINARY   CAPITAL      TOTAL
----------------------- --------- ------- ------------ --------- -------- ------------ --------- ---------  -----------
SSAP 10R, Paragraphs
10.a, 10.b, and 10.c

 Admitted deferred
  tax assets            $ 521,844 $     - $    521,844 $ 383,899 $ 53,031 $    436,930 $ 137,945 $ (53,031) $    84,913
 Admitted assets                -       -   26,155,673         -        -   24,730,012         -         -    1,425,661
 Adjusted statutory
  surplus                       -       -    6,412,177         -        -    5,599,438         -         -      812,739
 Total adjusted capital
  from DTA                      -       -    6,412,177         -        -    5,599,438         -         -      812,739

Increases due to
 SSAP 10R,
 Paragraph 10.e

 Admitted deferred
  tax assets              782,765       -      782,765   656,815   53,031      709,846   125,950   (53,031)      72,919
 Admitted assets                -       -   26,416,595         -        -   25,002,928         -         -    1,413,667
 Statutory surplus              -       - $  6,673,099         -        - $  5,872,354         -         -  $   800,745

The Company has employed tax planning strategies in determining the amount of adjusted gross and net admitted deferred tax assets. Tax planning strategies increased ordinary adjusted gross DTAs by $867,846 and net admitted DTAs to $782,765. Tax planning strategies increased capital adjusted gross DTAs by $133,963, but had no impact upon net admitted capital DTAs, all of which were non-admitted.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

During 2010, 2009 and 2008, the Company's current income tax expense/(benefit) was comprised of the following:

For the years ended December 31,             2010         2009       2008
-----------------------------------------  ---------   ---------   ---------
Federal Income Tax                         $(142,812)  $(215,953)  $ 135,559
Foreign Income Tax                            (5,462)     37,836           -
                                           ---------   ---------   ---------
     Subtotal                               (148,274)   (178,117)    135,559
Federal Income Tax on Net Capital Gains      169,323      57,389    (270,995)
Other - Including Return to Provision          6,354      55,810      99,679
                                           ---------   ---------   ---------
Federal and Foreign Income Taxes Incurred  $  27,403   $ (64,918)  $ (35,757)
                                           =========   =========   =========

The composition of the Company's net deferred tax assets as of December 31, 2010 and 2009, along with the changes in deferred income taxes for 2010, is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

Deferred tax assets:

Ordinary                                                2010          2009        CHANGE
                                                    -----------   -----------   -----------
     Loss Reserve Discount                          $   488,039   $   452,188   $    35,851
     Non-Admitted Assets                                146,586       203,317       (56,731)
     Unearned Premium Reserve                           224,940       256,677       (31,737)
     Partnerships                                             -         9,328        (9,328)
     Bad Debt Expense                                    88,502       104,852       (16,350)
     Goodwill & deferred revenue                         29,941        28,770         1,171
     Net Operating loss                                 376,835             -       376,835
     Foreign tax credits                                 99,895        37,573        62,322
     Deferred Tax on Foreign entities                    38,621        20,505        18,116
     Other Temporary difference                           8,455        10,767        (2,312)
                                                    -----------   -----------   -----------
        Subtotal                                      1,501,814     1,123,977       377,837

Statutory valuation allowance adjustment               (633,968)            -      (633,968)
Non-admitted                                            (17,769)     (371,493)      353,724
                                                    -----------   -----------   -----------

Admitted ordinary deferred tax assets                   850,077       752,484        97,593
                                                    -----------   -----------   -----------

Capital

     Investments Writedown                              149,630       166,546       (16,916)
     Unrealized capital losses                           87,003       104,640       (17,637)
     Deferred intercompany loss                          28,697        29,642          (945)
     Other Temporary difference                               -         1,239        (1,239)
                                                    -----------   -----------   -----------
        Subtotal                                        265,330       302,067       (36,737)
Statutory valuation allowance adjustment               (131,367)            -      (131,367)
Non-admitted                                                  -      (107,437)      107,437
                                                    -----------   -----------   -----------

Admitted capital deferred tax assets                    133,963       194,630       (60,667)
                                                    -----------   -----------   -----------

                                                    -----------   -----------   -----------
TOTAL ADMITTED DEFERRED TAX ASSETS                  $   984,040   $   947,114   $    36,926
                                                    ===========   ===========   ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

Deferred tax liabilities:

Ordinary                                                               2010       2009       CHANGE
                                                                    ---------   ---------   ---------
     Investments                                                    $ (17,160)  $ (10,014)  $  (7,146)
     Fixed assets                                                           -     (15,120)     15,120
     Other (including items <5% of total ordinary tax liabilities)    (50,152)    (17,504)    (32,648)
                                                                    ---------   ---------   ---------
         Subtotal                                                     (67,312)    (42,638)    (24,674)

Capital

     Unrealized capital gains                                        (133,963)   (193,701)     59,738
     Other (including items <5% of total capital tax liabilities)           -        (929)        929
                                                                    ---------   ---------   ---------
         Subtotal                                                    (133,963)   (194,630)     60,667

                                                                    ---------   ---------   ---------
TOTAL DEFERRED TAX LIABILITIES                                      $(201,275)  $(237,268)  $  35,993
                                                                    ---------   ---------   ---------

NET ADMITTED DEFERRED TAX ASSETS/(LIABILITIES):                     $ 782,765   $ 709,846   $  72,919
                                                                    =========   =========   =========

The change in net deferred tax assets is comprised of the following: (this analysis is exclusive of non-admitted assets as the Change in non-admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement):

The change in net deferred tax assets is comprised of the following:

Description                                        2010          2009         CHANGE
                                                -----------   -----------   ----------
Total deferred tax assets                       $ 1,001,809   $ 1,426,044   $ (424,235)
Total deferred tax liabilities                     (201,275)     (237,268)      35,993
                                                -----------   -----------   ----------
Net deferred tax assets                             800,534     1,188,776     (388,242)
Deferred tax assets/(liabilities) - SSAP 3          (22,118)       79,849     (101,967)
Deferred tax assets/(liabilities) - unrealized       22,139       (87,960)     110,099
                                                                            ----------
Total Change In Deferred Tax                                                  (396,374)
                                                                            ==========

                                     CURRENT   DEFERRED    TOTAL
                                     -------   --------   --------
SSAP 3 Impact:

     SSAP 3 - General Items          (33,096)   (33,969)   (67,065)
     SSAP 3 - Unrealized Gain/Loss         -    (67,998)   (67,998)
                                     -------   --------   --------
     Total SSAP 3                    (33,096)  (101,967)  (135,063)
     SSAP 3 - Non-Admitted Impact          -    128,361    128,361
                                     -------   --------   --------
Total SSAP 3 Impact                  (33,096)    26,394     (6,702)
                                     =======   ========   ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

STATUTORY VALUATION ALLOWANCE

Under SSAP 10R, statutory gross deferred tax assets must be reduced to the extent it is determined that valuation allowance would be required under U.S. GAAP valuation allowance principles pursuant to Accounting Standard Codification
(ASC) 740, Income Taxes. Significant judgment is required in determining the provision for income taxes and, in particular, in the assessment of whether and in what magnitude a valuation allowance should be recorded. At December 31, 2010, the Company recorded gross deferred tax assets before valuation allowance of $1,767,144 and established a valuation allowance of $633,968 and $131,367 relating to ordinary and capital deferred tax assets, respectively. This is based on the Company's expectation based on a "more likely than not" standard in measuring its ability to realize its gross deferred tax assets reported on the Company's statement of admitted assets at December 31, 2010.

The Company's methodology for determining the realizability of gross deferred tax assets involved estimates of future taxable income from the Company's core insurance business. These estimates were projected through the life of the related deferred tax assets based on assumptions that the Company believes to be reasonable and consistent with current operating results. In concluding that a portion of the statutory gross deferred tax assets are realizable under the U.S. GAAP valuation allowance model, the Company considered both the positive and negative evidence regarding its ability to generate sufficient taxable income to realize the reported adjusted deferred tax assets.

Negative evidence included (i) the existence of cumulative losses in recent years, including losses related to adverse development in 2009 and 2010 of $1,006,000 and $1,506,600, respectively; (ii) the risk that the Company will not be able to execute upon on all of its strategies and actions in the anticipated timeframe; (iii) that Chartis is unable to continue generating profits from the foreign insurance business which the Company has asserted that it can reinsure into the Company; and, (iv) that the Company is unable to identify securities earning the investment yields contemplated in the projections and strategies which represented yields ranging from 4.5% to 8%.

Positive evidence included the availability of prudent and feasible tax planning strategies and AIG's, Chartis' and the Company's intention to execute on tax planning actions and the strategies, if required, that would allow the Company to generate taxable income in order to realize the statutory gross deferred tax assets. These strategies include (i) converting tax-exempt investment income to taxable; (ii) investing available resources into higher yielding assets, and
(iii) redirecting some of Chartis' historically profitable foreign insurance business into the U.S. Commercial Pool.

In addition, the tax planning actions reflected in the Company's assessment of realizability included (i) reducing the Company's exposure to its volatile loss reserves on asbestos and excess workers' compensation through the Eaglestone transaction discussed at Note 13, and (ii) converting tax-exempt investment income to taxable investment income through the sale of tax-exempt securities to both third parties and affiliates and the reinvestment of the sale proceeds into taxable securities.

In weighing both the positive and negative evidence above, the Company considered the likelihood of realizability based on a "more likely than not" criteria and the Company has concluded that a valuation allowance of $633,968 and $131,367 relating to ordinary and capital deferred tax assets, respectively, should be established. As such, the Company has concluded that it is more likely than not that the adjusted gross deferred tax assets of $1,001,809 would be realized at December 31, 2010.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

STATUTORY ADMISSIBILITY

Once the $1,001,809 of adjusted gross deferred tax asset was quantified, this value was assessed for statutory admissibility using SSAP 10R's three part test. The first test allows for the admissibility of adjusted gross deferred tax assets that are expected to reverse in the next three years and could be used to recover taxes paid in prior years. Based upon the Company's tax sharing agreements discussed at Note 8, no carryback potential exists and thus no adjusted gross deferred tax asset can be admitted under this first test. The second test allows for an adjusted gross deferred tax asset to be admitted based upon the lesser of 15% of adjusted statutory surplus of the most recently filed statement and the adjusted gross deferred tax assets expected to reverse within the next three years and that it is expected to be realized (i.e., provide incremental cash tax savings). Under this test, the Company is required to project future taxable income. If operating results differ from those expected in the Company's projections, the amount of the adjusted gross deferred tax asset admitted could materially change. The Company's projections used in determining the admissibility of adjusted gross deferred tax assets included the consideration of the tax planning actions and strategies discussed above and carry similar risks, including the possibility of continuing adverse development in the prior year loss reserves. Finally, the adjusted gross deferred tax assets not admitted under the first two tests can be admitted to the extent there are existing deferred tax liabilities allowable under the relevant tax law. As a result of these tests for statutory admissibility, $782,765 of adjusted gross deferred tax assets were admitted as of December 31, 2010.

The Company does not have any unrecorded deferred tax liabilities.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The Company's income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before income taxes as follows:

                                                2010                    2009                     2008
                                       ----------------------   ----------------------   ----------------------
Description                              AMOUNT    TAX EFFECT    AMOUNT     TAX EFFECT     AMOUNT    TAX EFFECT
-------------------------------------  ---------   ----------   ---------   ----------   ---------   ----------
Net income before federal
 income taxes and capital
 gains taxes                           $(749,113)  $ (262,190)  $ 184,874   $   64,706   $ 325,408   $  113,893
Book to tax adjustments:
     Tax Exempt Income                  (420,450)    (147,157)   (456,093)    (159,633)   (481,365)    (168,478)
     Intercompany Dividends                    -            -     (94,815)     (33,185)       (315)        (110)
     Dividend received deduction          (8,767)      (3,069)    (18,128)      (6,345)    (55,610)     (19,464)
     Subpart F Income, Gross-Up & FTC    (36,387)     (13,104)          -            -           -            -
     Meals And Entertainment                 567          199         862          302       1,412          494
     Stock Options And Other
     Compensation                          4,644        1,625           -            -           -            -
     Non-Deductible Penalties                  -            -           -            -         761          266
     Change In Non-Admitted Assets       162,087       56,731    (102,726)     (35,954)    120,143       42,050
     Change in tax position                    -       11,310           -       59,878           -       32,007
     Statutory valuation allowance       765,335      765,335          --            -           -            -
     Sale of divested entities                 -            -     (70,576)     (24,702)          -            -
     Return to Provision                       -       19,394           -       11,457           -            -
     Branch termination                        -            -           -            -      13,298        4,654
     Transfer pricing adjustments              -            -           -            -      11,949        4,182
     Other non-taxable income                  -            -           -        1,399      (7,179)      (2,513)
     Other                                     -       (5,297)     (4,392)      (2,195)          -       (2,318)
                                       ---------   ----------   ---------   ----------   ---------   ----------
         Total book to tax
          adjustments                    467,029      685,967    (745,868)    (188,978)   (396,906)    (109,230)
                                       ---------   ----------   ---------   ----------   ---------   ----------
Total Federal taxable income and tax   $(282,084)  $  423,777   $(560,994)  $ (124,272)  $ (71,498)  $    4,663
                                       =========   ==========   =========   ==========   =========   ==========

Federal Income Tax Incurred                          (141,920)                (122,307)                 235,238
Federal Income Tax On RCG                             169,323                   57,389                 (270,995)
Change in deferred tax                                396,374                  (59,354)                  40,420
                                                   ----------               ----------               ----------
Total Tax                                          $  423,777               $ (124,272)              $    4,663
                                                   ==========               ==========               ==========

As of December 31, 2010, the Company had $99,895 foreign tax credits carry forwards expiring by the year 2020 and $1,076,671 of net operating loss carry forwards expiring by the year 2029 that are available to offset against future taxable income. The Company had no unused capital loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2010 and 2009.

There is no federal income tax incurred available for recoupment in the event of future net operating losses for tax purposes.

As of December 31, 2010, the Company had no deposits under IRC Section 6603.

In 2009, tax liabilities relating to uncertain tax positions and tax return errors and omissions relating to the Company were held by Chartis, Inc., the subgroup parent. Pursuant to the amended tax sharing agreement that was effective January 1, 2010, Chartis, Inc. continues to assume the liabilities for uncertain tax positions of the Company; however any change in liability relating to tax return errors and omissions are now reflected as liabilities of the Company at December 31, 2010.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

Under the current tax sharing agreement, the liabilities for uncertain tax positions, excluding interest and penalties, held by Chartis, Inc. relating to the Company are $148,442 and $143,696 at December 31, 2010 and 2009, respectively. Liabilities that arose in 2010 relating to tax return errors and omissions that are now held by the Company are $25,324. Tax benefits relating to tax return errors and omissions that pertain to the Company but are held by Chartis, Inc. pursuant to the previous tax sharing agreement are $78,774.

Interest and penalties related to uncertain tax positions are accrued by Chartis, Inc. At December 31, 2010 and 2009, the interest accrued by Chartis, Inc. relating to uncertain tax positions was $23,817 and $17,253, respectively.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

At December 31, 2010

MAJOR TAX JURISDICTIONS                                         OPEN TAX YEARS
-------------------------------------                           ---------------
UNITED STATES                                                     2000 - 2009

NOTE 9 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A.   PENSION PLAN

     Employees of AIG, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     The AIG Retirement Plan (AIG U.S. Plan), is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act (ERISA) of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with 5 or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with 10 or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employee forfeits his or her right to receive any accumulated pension benefits.

     Annual funding requirements are determined based on the "traditional unit credit" cost method. The objective under this method is to fund each participant's benefit under the plan as it accrues. Thus, the total pension to which each participant is expected to become entitled at retirement is broken down into units, each associated with a year of past or future credited service.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The following table sets forth the funded status of the AIG US retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles
(SSAP) No. 89, Accounting for Pensions.

AS OF DECEMBER 31,                     2010           2009
---------------------------------   -----------    -----------
Fair value of plan assets           $ 3,424,553    $ 3,350,505
Less projected benefit obligation     3,574,840      3,366,515
                                    -----------    -----------
Funded status                       $  (150,287)   $   (16,010)
                                    ===========    ===========

The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2010 and 2009 are set forth in the table below:

AS OF DECEMBER 31,                                   2010                 2009               2008
--------------------------------------------   -----------------   -------------       -----------------
     Discount rate                                   5.50%               6.00%               6.50%
     Rate of compensation increase (average)         4.00%               4.00%               4.25%
     Measurement date                          December 31, 2010   December 31, 2009   December 31, 2008
     Medical cost trend rate                          N/A                 N/A                 N/A

In 2010 and 2009, AIG allocated defined benefit expenses to the Company and its affiliates. The Company's allocated share of net expense for the AIG U.S. Plan was approximately $11,968 and $13,939 for 2010 and 2009, respectively.

Effective July 1, 2009 a cost of living adjustment was provided in the AIG U.S. Plan to all retirees who retired prior to January 1, 2004. The increase was 1% of the original monthly benefit for each year of retirement prior to January 1, 2004, limited to 5 years, and not greater than $0.3 per month.

The 2009 AIG U.S. Plan information reflects the impact of divestitures of HSB Group, Inc. (HSB), 21st Century Insurance Group et al (PAG), A. I. Credit Corp. Life segment (AI Credit Life), Transatlantic Reinsurance and the impact of reductions-in-force during 2009.

The 2010 AIG U.S. Plan information reflects the impact of divestitures of A. I. Credit Corp P & C segment (AI Credit P&C), AIG Global Asset Management Holdings Corp. et al (Bridge), American Life Insurance Company et al (ALICO) and American General Finance et al (AGF) during 2010.

AIG also sponsors several unfunded nonqualified defined benefit plans for certain employees, including key executives, designed to supplement pension benefits provided by AIG's other retirement plans. These include the AIG Excess Retirement Income Plan, which provides a benefit equal to the reduction in benefits payable to certain

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

     employees under the AIG U.S. Plan as a result of federal tax limitations on compensation and benefits payable, and the Supplemental Executive Retirement Plan (SERP), which provides additional retirement benefits to designated executives.

B.   POSTRETIREMENT BENEFIT PLANS

     AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of 10 years of service. Retirees and their dependents that were 65 years old by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $5,000. The maximum life insurance benefit prior to age 70 is $33, with a maximum $25 thereafter.

     Effective January 1, 1993 both plans' provisions were amended: employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at age 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with SSAP No. 11, Postemployment Benefits and Compensated Absences (SSAP 11), as of December 31, 2010 and 2009 were $202,418 and $206,127, respectively. These obligations are not funded currently. The Company's allocated share of other postretirement benefit plan expenses were $112 and $95 for the years ended December 31, 2010 and 2009, respectively.

     The 2009 postretirement medical plan information reflects the impact of divestitures of HSB, PAG, AI Credit Life and Transatlantic Reinsurance and the impact of reductions-in-force during 2009.

     The 2010 postretirement medical plan information reflects the impact of divestiture of AI Credit P&C, Bridge, ALICO and AGF during 2010.

     As sponsor of the AIG U.S. Plan and other benefit plans, AIG is ultimately responsible for the maintenance of these plans in compliance with law. The Company is not directly liable for obligations under the plan; its direct obligations result from AIG's allocation of its share of expenses from the plans. Such allocation is based on the Company's payroll.

     However, the Company is jointly and severally responsible with AIG and other members of AIG's controlled group for funding obligations for the AIG U.S. Plan, and ERISA plans sponsored by other members of AIG's controlled group. If the AIG U.S. Plan does not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation could seek payment of such amounts from the members of the AIG controlled group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of this occurring is remote. Accordingly, the Company has not established any liability for such contingencies.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

C.   STOCK OPTION AND DEFERRED COMPENSATION PLANS

     Some of the Pool's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2010 and 2009, AIG allocated $14,408 and $12,572, respectively, of these stock options and certain other deferred compensation programs to the Company.

     In December 2009, AIG established the Long Term Incentive Plan under which management employees were offered the opportunity to receive additional compensation in the form of cash and stock appreciation rights (SARs) if certain performance metrics are met. During 2010 and 2009, AIG allocated $9,861 and $1,362, respectively, for expenses incurred under this plan to the Company.

     In addition to several small defined contribution plans, AIG sponsors a voluntary savings plan for U.S. employees, the AIG Incentive Savings Plan, which provides for salary reduction contributions by employees and matching U.S. contributions by AIG of up to seven percent of annual salary depending on the employees' years of service and subject to certain compensation limits. Pre-tax expense associated with this plan was $7,156 and $7,373 in 2010 and 2009, respectively.

D.   POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

E.   IMPACT OF MEDICARE MODERNIZATION ACT ON POST RETIREMENT BENEFITS

     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive for 2010 is $3,100.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

NOTE 10 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A.   CAPITAL AND SURPLUS

     The portion of unassigned surplus as of December 31, 2010 and 2009 represented by each item below is as follows:

                               2010            2009
                            -----------    -----------
Unrealized gains            $   220,760    $   441,772
Non-admitted asset values      (458,968)    (1,087,959)
Provision for reinsurance       (99,443)       (88,624)

     In calculating the provision for reinsurance as of December 31, 2010, management utilized collateral including letters of credit and assets in trust provided by its Ultimate Parent of $314,752 and $26,752, respectively. The use of these assets was approved by the domiciliary regulator.

     The changes in unrealized gains and non-admitted assets reported in the Statements of Income and Changes in Capital and Surplus were derived as follows:

Change in net unrealized gains                2010         2009
----------------------------------------   ---------    ---------
Unrealized gains, current year             $ 220,760    $ 441,772
Unrealized gains, previous year              441,772      739,654
                                           ---------    ---------
Change in unrealized gains                  (221,012)    (297,882)
Change in tax on unrealized gains            110,099      202,913
Change in accounting principles SSAP 43R           -       (6,693)
Adjustments to beginning surplus (a)         (40,963)      (8,900)
Derivatives - change in foreign exchange      (4,250)           -
Amortization of goodwill                      (5,204)      (2,502)
                                           ---------    ---------
Change in unrealized, net of taxes         $(161,330)   $(113,064)
                                           =========    =========

(a) The 2009 balance includes $3,395 of adjustments to the income tax effect of capital gains.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

Change in non-admitted asset values                  2010             2009
-------------------------------------------     -------------    -------------
Non-admitted asset values, current year         $    (458,968)   $  (1,087,959)
Non-admitted asset values, previous year           (1,087,959)        (964,416)
                                                -------------    -------------
Change in non-admitted assets                         628,991         (123,543)
Change in SSAP 10R                                     11,994         (272,916)
Adjustments to beginning surplus                     (128,361)          77,692
Other surplus adjustments                                 613                -
                                                -------------    -------------
Change in non-admitted assets                   $     513,237    $    (318,767)
                                                =============    =============

B.    RISK-BASED CAPITAL REQUIREMENTS

      The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

      In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2010 reporting period.

C.    DIVIDEND RESTRICTIONS

      Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2010, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31,
      2010) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of NY SAP. As of December 31, 2010, the maximum dividend payment, which may be made without prior approval during 2011, is approximately $130,506.

      Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

      The Company paid $301,343 in dividends to Chartis U.S. Inc. in 2010, which included $0 of extraordinary dividends and paid no dividends during 2009.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

NOTE 11 - CONTINGENCIES

A.    LEGAL PROCEEDINGS

      The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

      Other legal proceedings include the following:

      AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current action, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

      The intervening plaintiffs had requested a stay of all trial court proceedings pending their appeal of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions. After the Alabama Supreme Court affirmed the trial court's dismissal in September 2008, the intervening plaintiffs filed an Amended Complaint in Intervention on December 1, 2008, which named Caremark, AIG and certain subsidiaries, including National Union and Chartis Specialty Insurance Company, as defendants, and purported to bring claims against all defendants for deceit and conspiracy to deceive, and to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception.

      After the defendants moved to dismiss the Amended Complaint in Intervention and, in the alternative, for a more definite statement, and the plaintiffs reached an agreement to withdraw additional motions seeking to disqualify certain plaintiffs' counsel, on March 2, 2009, the court granted the intervening plaintiffs' motion to withdraw the Amended Complaint in Intervention. On April 14, 2009, the court established a schedule for class action

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      discovery that was scheduled to lead to a hearing on class certification in March 2010. The court has since entered an order appointing a special master to resolve certain discovery disputes and requiring the parties to submit a new discovery schedule after those disputes are resolved. The parties are presently engaged in class discovery.

      As of April 22, 2011, the parties have not completed class action discovery, general discovery has not commenced, and the court has not determined if a class action is appropriate or the size or scope of any class. The Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

      On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Parties) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Parties; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Parties and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. On August 25, 2008, RPC, one of its affiliates, and one of the defendant RPC executives filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the Bankruptcy Code). On October 7, 2008, the Court entered an Order staying this action in light of those bankruptcy proceedings. On January 15, 2009, RPC filed a notice of removal to the United States District Court for the Southern District of New York. The action was subsequently transferred to the Eastern District of New York and then referred to the United States Bankruptcy Court for that District. The AIG Parties moved to remand the case, and the Court granted that motion on April 12, 2010. On January 19, 2010, the Court entered an Order converting the bankruptcy proceeding to one under Chapter 7 of the Bankruptcy Code.

      In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Parties in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000, unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

      Because Eagle and Newark are in liquidation with the Commissioner of the New Jersey Department of Banking and Insurance as liquidator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding. In October 2008, the Court dismissed the action without prejudice for failure to prosecute.

      Nevertheless, on January 14, 2009, RPC filed a notice of removal of the New Jersey action to the United States District Court for the District of New Jersey and, on February 2, 2009, moved to transfer the New Jersey action to the Eastern District of New York, where RPC's bankruptcy proceeding is pending. The AIG Parties filed a

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      motion to dismiss the case for lack of subject matter jurisdiction because the purportedly removed action had been dismissed three months before RPC filed its purported notice of removal, and consideration of RPC's transfer motion was stayed until the Court ruled on the AIG Parties' motion to dismiss. On August 10, 2009, the Court granted the AIG Parties' motion to dismiss and denied RPC's transfer motion as moot. To the AIG Parties' knowledge, since that time, RPC has not sought to have the New Jersey state court action reinstated. The settlement discussed below contains a release from RPC to the AIG Parties that covers the claims RPC asserted against the AIG Parties in the New Jersey action.

      On December 28, 2010, the Bankruptcy Court granted motions to approve settlements entered into in September 2010 between the AIG parties and the RPC Defendants (other than two of RPC's affiliates whose corporate privileges have been suspended by their respective states of incorporation and are therefore unable to enter into contracts) resolving all claims and counterclaims between the AIG parties and the RPC Defendants, and on March 16, 2011 the Court entered an Order dismissing the case with prejudice. The settlements will not have a material adverse effect on the AIG Parties' financial position.

      On March 23, 2011, certain AIG entities were served with a Summons with Notice of a suit filed in New York Supreme Court (Nassau County) by William Wallach, The William Wallach Irrevocable Trust, Lawrence Wallach, and Richard Wallach. Prior to his death in 2010, William Wallach was the majority shareholder in RPC. Though the AIG entities have not yet been served with the complaint, the Summons with Notice indicates that the suit purports to seek damages of $375,000 for breach of contract, misrepresentation, breach of fiduciary duty, fraud, deceit, tortious interference with contractual relations and prima facie tort. The AIG entities have demanded a copy of the complaint.

      Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the
      DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and
      (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

      Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements.

      On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

      On May 24, 2007, the National Workers Compensation Reinsurance Pool (NWCRP), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company (collectively, the AIG parties), with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint alleges claims for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and seeks damages purportedly in excess of $1,000,000. On August 6, 2007, the court denied the AIG parties' motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied the AIG parties' motion to dismiss the complaint. On March 17, 2008, the AIG parties filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and breach of fiduciary duty. The counterclaim-and third-party defendants filed motions to dismiss on June 9, 2008.

      On January 26, 2009, the AIG parties filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued an order denying the motion to dismiss the AIG parties' counterclaims; granting the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for RICO violations and conspiracy; and denying the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for fraud, breach of fiduciary duty and unjust

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      enrichment. On April 13, 2009, one of the third-party defendants filed third-party counterclaims against AIG, certain of its subsidiaries and certain former executives. On August 20, 2009, the court granted the AIG parties' motion to dismiss the NWCRP's claims for lack of subject matter jurisdiction. On September 25, 2009, the AIG parties, now in the position of plaintiff, filed an amended complaint that repleads their RICO and conspiracy claims - previously counterclaims that were dismissed without prejudice - against several competitors, as well as repleads the AIG parties' already sustained claims for fraud, breach of fiduciary duty and unjust enrichment against those parties, the NWCRP and the NCCI. On October 8, 2009, one competitor filed amended counterclaims against the AIG parties. The amended counterclaim is substantially similar to the complaint initially filed by the NWCRP, but also seeks damages related to non-NWCRP states and guaranty funds, in addition to asserting claims for other violations of state law.

      On October 30, 2009, all of the parties now in the position of defendant - the AIG parties' competitors, the NWCRP and NCCI - filed motions to dismiss many of the AIG parties' amended claims, and the AIG parties filed a motion to dismiss many of their competitor's counterclaims. On July 1, 2010 the Court denied the pending motions to dismiss as to all claims, except that it dismissed the AIG parties' claim for unjust enrichment. On July 30, 2010, the NWCRP filed a motion for reconsideration of the Court's decision denying its motion to dismiss the accounting claim asserted against it by the AIG parties, and that motion was denied on August 16, 2010.

      On April 1, 2009, a purported class action was filed in Illinois federal court against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint was styled as an "alternative complaint," should the court grant the AIG parties' motion to dismiss all claims against the defendants in the NWCRP lawsuit for lack of subject matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint adds certain former AIG executives as defendants and a RICO claim against those individuals. On August 28, 2009, the class action plaintiffs filed an amended complaint, removing the AIG executives as defendants. On October 30, 2009, the AIG parties filed a motion to dismiss many of the claims asserted in the class action complaint. On July 1, 2010, the Court denied the pending motion to dismiss as to all claims, except that it dismissed the plaintiffs' claim for promissory estoppel against the AIG subsidiary defendants (the promissory estoppel claim against AIG survives). Class discovery has been completed, and on July 16, 2010, the plaintiffs filed a motion for class certification. The AIG parties filed their opposition to this motion on October 8, 2010.

      On January 5, 2011, the AIG parties executed a term sheet with a group of intervening plaintiffs, made up of seven participating members of the NWCRP that filed a motion to intervene in the class action for the purpose of settling the claims at issue on behalf of a settlement class. The proposed class-action settlement would require AIG to pay $450,000 to satisfy all liabilities to the class members arising out of the workers compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in a fund established as part of AIG's settlement with the NYAG and NYDOI in 2006 (the "Workers Compensation Fund"), as addressed above, less any amounts previously withdrawn to satisfy AIG's regulatory settlement obligations, as addressed below. On January 13, 2011, their motion to intervene was granted. On January 19, 2011, the intervening class plaintiffs filed their Complaint in Intervention. On January 28, 2011, the AIG parties and the intervening class plaintiffs entered into a settlement agreement embodying the terms set forth in the January 5, 2011 term sheet and filed a joint motion for certification of the settlement class and preliminary approval of the settlement. If approved by the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      Court (and such approval becomes final), the settlement agreement will resolve and dismiss with prejudice all claims that have been made or that could have been made in the consolidated litigations pending in the Northern District of Illinois arising out of workers compensation premium reporting, including the class action, other than claims that are brought by or against any class member that opts out of the settlement. The $450,000 settlement amount along with the $146,500 in fines, penalties, and premium taxes discussed in the NAIC examination of workers' compensation premium reporting matter below may be funded in part from the $338,000 held in the Workers Compensation Fund. In the event that the proposed class action settlement is not approved, or that certain class members opt out of the settlement and continue to pursue their claims against the AIG parties, litigation would resume. The AIG parties have established a reserve equal to the amounts payable under the settlement.

      On March 28, 2008, a Minnesota federal court granted AIG's motion to dismiss a lawsuit filed by the Minnesota Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On April 25, 2008, plaintiffs appealed to the United States Court of Appeals for the Eighth Circuit and also filed a new complaint making similar allegations in Minnesota state court. On April 30, 2008, substantially identical claims were also filed in Minnesota state court by the Minnesota Insurance Guaranty Association and Minnesota Assigned Risk Plan. On September 11, 2008, the parties to both actions entered into a settlement, resulting in the dismissal of all claims against AIG. In exchange for the dismissal and a broad release of claims, the financial terms of the settlement provided for AIG's payment of $21,500 to plaintiffs and waiver of its right to collect $3,500 in payments due from the plaintiffs.

      A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. An amended complaint was filed on March 24, 2008, and the AIG parties filed a motion to dismiss the amended complaint on April 21, 2008. On July 8, 2008, the court granted the AIG parties' motion to dismiss all claims without prejudice and granted plaintiff leave to refile subject to certain conditions. Plaintiffs filed their second amended complaint on July 22, 2008. On March 27, 2009, the court granted the AIG parties' motion to dismiss all claims in the second amended complaint related to pre-2001 policies and all claims against certain AIG subsidiaries, denied the motion to dismiss as to claims against AIG and the remaining subsidiaries, and granted the AIG parties' motion to strike certain allegations from the complaint. On July 19, 2010, the South Carolina Supreme Court held that the filed-rate doctrine did not bar plaintiffs' claims. Merits discovery on the plaintiffs' pending claims is proceeding. However, this action no longer involves allegations of underreporting of workers' compensation premium and no longer relates to the regulatory settlements and litigation concerning those issues.

      In April 2007, the National Association of Insurance Commissioners (the
      NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) agreed to participate in the multi-state examination. The examination focused on legacy issues related to AIG's writing and reporting of workers compensation insurance between 1985 and 1996.

      On December 17, 2010, AIG and the lead states reached an agreement to settle all regulatory liabilities arising out of the subjects of the multistate examination. The regulatory settlement agreement, which has been agreed to by all 50 states and the District of Columbia, includes, among other terms, (i) AIG's payment of $100,000 in regulatory fines and penalties; (ii) AIG's payment of $46,500 in outstanding premium taxes;
      (iii) AIG's agreement to enter into a compliance plan describing agreed-upon specific steps and standards for evaluating AIG's ongoing compliance with state regulators governing the setting of workers compensation insurance premium rates and the reporting of workers compensation premiums; and (iv) AIG's agreement to pay up to $150,000 in contingent fines in the event that AIG fails to comply substantially with the compliance plan requirements. The $146,500 in fines, penalties and premium taxes can be funded out of the $338,000 held in the Workers Compensation Fund, discussed above, to the extent that such monies have not already been used to fund the class action settlement discussed above. The regulatory settlement is contingent upon and will not become effective until, among other events: (i) a final, court-approved settlement is reached in all the lawsuits currently pending in Illinois arising out of workers compensation premium reporting issues, discussed above, including the putative class action, except that such settlement need not resolve claims between AIG and the Liberty Mutual Group in order for the regulatory settlement to become effective; and (ii) a settlement is reached and consummated between AIG and certain state insurance guaranty funds that may assert claims against AIG for underpayment of guaranty-fund assessments.

      AIG and certain subsidiaries have established a reserve equal to the amounts payable under the proposed settlement.

      After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

      The consolidated actions have proceeded in that court in two parallel actions, In re insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the multi-district litigation).

      The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      of Pittsburgh, Pa., Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company), Chartis Property Casualty Company (f/k/a both Birmingham Fire Insurance Company of Pennsylvania and AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The Commercial Complaint also alleges that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the Commercial Complaint alleges that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, the antirust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

      The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, and certain of its subsidiaries, including American Home, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the Commercial Complaint.

      The court in connection with the Commercial Complaint granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007.

      On August 16, 2010, the Third Circuit affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. The Third Circuit also affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. With respect to the antitrust claims in the Commercial Complaint, the Third Circuit affirmed the dismissal of all of plaintiffs' claims, except reversed the District Court's dismissal of an alleged "Marsh-centered" conspiracy to protect incumbent insurers that is based on allegations of bid-rigging involving excess casualty insurance. The Court remanded this claim to the District Court, instructing it to consider whether plaintiffs must satisfy the heightened pleading standard for fraud, and if so, whether this remaining claim meets

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      that standard. With respect to the RICO claims in the Commercial Complaint, the Third Circuit affirmed the dismissal of all of plaintiffs' claims, except reversed the District Court's dismissal of an alleged "Marsh-centered" enterprise based on allegations of bid-rigging involving excess casualty insurance. The Court remanded this claim to the District Court for consideration as to whether plaintiffs had adequately pled the remaining RICO elements not previously considered by the District Court dismissing the Commercial Complaint. Because the Third Circuit vacated in part the judgment dismissing the federal claims in the Commercial Complaint, the Third Circuit also vacated the District Court's dismissal of the state-law claims in the Commercial Complaint. On October 1, 2010, defendants in the Commercial Complaint filed motions to dismiss the remaining remanded claims in the District Court of New Jersey.

      On March 18, 2011, AIG and its subsidiaries named as defendants, and certain other insurer and broker defendants, agreed in principle to settle the multi-district litigation with a class consisting of all purchasers of commercial insurance policies from 1998 through 2004 that were issued by any of the defendants named in the Commercial Complaint and brokered through any of the insurance brokers named as defendants in the Commercial Complaint. If the settlement is finalized and approved by the Court, and there is a minimum level of participation in the settlement fund by eligible class members, the AIG defendants will pay a total of $6,750 towards a total group settlement payment of $36,750. A portion of the total settlement fund, which includes plaintiffs' attorneys' fees and class notice and administration fees, would be distributed to purchasers of excess casualty policies from any of the settling defendants and brokered through Marsh, with the remainder being used to fund a settlement that would be paid to a charitable or educational organization to be agreed to by the settling parties. As of April 22, 2011, the AIG defendants had accrued a liability for their portion of the settlement.

      A number of complaints making allegations similar to those in the multi-district litigation have been filed against AIG, certain subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. These additional consolidated actions are still pending in the District of New Jersey, but are currently stayed. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation. These efforts have generally been successful, although four cases have proceeded (one each in Florida and New Jersey state courts that have settled, and one each in Texas and Kansas state courts that are proceeding). In the Texas case, a hearing was held on November 11, 2009 on defendants' Special Exceptions. In the Kansas case, defendants are appealing the trial court's April 2010 denial of defendants' motion to dismiss to the Kansas Supreme Court.

      On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Commercial Complaint, alleged that the AIG defendants and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint sought treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.5 per day penalty for each day of conspiratorial conduct. The AIG defendants, along with other co-defendants, moved to dismiss the complaint on November 16, 2007. On June 30, 2008, the court denied defendants' motion to dismiss. On August 18, 2008, defendants filed their answers to the complaint. On April 1, 2010, the AIG defendants and the Ohio

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      Attorney General executed an agreement settling the Ohio Attorney General's claims. The settlement agreement calls for the AIG defendants to pay a total of $9,000, and to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives.

      AIG Domestic Claims, Inc. (AIGDC, n/k/a Chartis Claims, Inc.), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, was named as a defendant in a putative class action lawsuit in the 14th Judicial District Court for the State of Louisiana. Plaintiffs were medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the
      Act). The complaint sought monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants were occupationally ill or injured workers whose employers were named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

      On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, AIGDC along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative class claims. AIGDC, along with the other defendants in the action, appealed the Court's class certification and jurisdictional ruling.

      On January 25, 2008, plaintiffs and AIGDC agreed to resolve this action on a classwide basis for $28,750. The court granted final approval of the settlement in May 2008 and most of the settlement funds have been distributed. The action has also been dismissed with prejudice.

      AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

      Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

B.    LEASES

      As of December 31, 2010, all leases were transferred from the Company to National Union. The total lease expense was $0, $11,157 and $14,004 in 2010, 2009 and 2008, respectively. These lease expenses are allocated to each affiliate based upon the percentage of space occupied. The Company's share of these transactions is based on its allocation as a member of the Commercial Pool, based upon its stated pool percentage.

C.    OTHER CONTINGENCIES

      In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2010, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements the likelihood of a loss is remote.

      The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all life insurers (mostly affiliates) which the Company remains contingently liable amounted to $1,607,811 as of December 31, 2010. Also, as of December 31, 2010, the Company had the following amounts of annuities in excess of 1% of its policyholders' surplus due from the following life insurers:

                                                                                            Licensed in
Name of life insurer                                            Location      Balances        New York
------------------------------------------------------------    ---------    ----------     -----------
American General Life Insurance Company                         Texas        $   75,169         Yes
United States Life Insurance Company in the City of New York    New York        882,500         Yes
American General Life Insurance Company of Delaware             Delaware        317,994          No
BMO Life Assurance Company                                      Canada          269,011          No

      As part of its private equity portfolio investment, as of December 31, 2010 the Company may be called upon for an additional capital investment of up to $388,468. The Company expects only a small portion of this portfolio will be called during 2011.

      As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

NOTE 12 - OTHER SIGNIFICANT MATTERS

The Company underwrites a significant concentration of its direct business with brokers.

The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2010, 2009 and 2008, policyholder dividends amounted to $0, $0 and $341, respectively, and were reported as Other Income in the accompanying statements of income.

As of December 31, 2010 and 2009, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

OTHER ADMITTED ASSETS                                2010        2009
---------------------------------------------    ----------   ----------
Paid loss clearing                               $  318,312   $  301,435
Loss funds on deposit                                40,858       70,207
Other assets                                        127,464      104,219
Intangible asset - Canada                          (107,372)    (120,793)
Note receivable - reinsurance commutation            37,044       37,044
Allowance provision                                (245,740)    (265,629)
Guaranty funds receivable and on deposit             12,199       15,174
                                                 ----------   ----------

   TOTAL OTHER ADMITTED ASSETS                   $  182,765   $  141,657
                                                 ==========   ==========

Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2010 and 2009, the Company's liability for insolvency assessments amounted to $40,428 and $38,272, respectively, with related assets for premium tax credits of $12,183 and $15,174, respectively. Of the amount accrued, the Company expects to pay approximately $28,245 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $7,698 of premium tax offset credits and the associated liability in years two through five. The remaining $4,485 will be realized between years six and ten.

The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2010 and 2009, the Company had established an allowance for doubtful accounts of $245,740 and $265,629, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

During 2010, 2009 and 2008, the Company recorded $30,549, $25,860 and $48,507, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statements of Income.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

As of December 31, 2010 and 2009, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

OTHER LIABILITIES                                                       2010         2009
-----------------------------------------------------------------    ----------   ----------
Other liabilities, includes suspense accounts, expense
  account balances and certain accruals                              $   60,578    $  99,712
Accrued retrospective premiums                                           64,651       70,893
Deferred commission earnings                                              4,357        6,146
Servicing carrier liability                                               5,597        3,686
Retroactive reinsurance payable                                           1,258        1,733
Retroactive reinsurance reserves - assumed                                4,174        6,970
Retroactive reinsurance reserves - ceded                                 (2,077)      (2,028)
Loss clearing                                                             1,777          979
Remittances and items not allocated                                      28,426       41,968
Advance premiums                                                         11,102       12,185
Amounts withheld or retained by company for account of others            12,459        8,068
Policyholder funds on deposit                                             9,057       11,069
Liability for pension and severance pay                                  16,448       12,832
Accounts payable                                                         29,894       27,470
                                                                     ----------   ----------
   TOTAL OTHER LIABILITIES                                           $  247,701   $  301,683
                                                                     ==========   ==========

NOTE 13 - SUBSEQUENT EVENTS

Type I - Recognized Subsequent Events:

Subsequent events have been considered through April 29, 2011 for the statutory statement issued on April 29, 2011.

On February 23, 2011, NY SAP approved the Company's request to receive a capital contribution of $1,937,124 in cash from its parent Chartis U.S. Inc. and to reflect such contribution in its December 31, 2010 annual statement. The capital contribution was received by the Company on February 25, 2011.

Type II - Nonrecognized Subsequent Events:

Subsequent events have been considered through April 29, 2011 for the statutory statement issued on April 29, 2011.

On February 25, 2011, the Company entered into a Capital Maintenance Agreement
(CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital (TAC) falls below 425% of the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

Company's Authorized Control Level (ACL) Risk Based Capital (RBC), as estimated by the Company at the end of the first and third fiscal quarters, subject to any adjustments or modifications required by the Company's domiciliary regulator or its independent auditors, AIG will, within a specified time period prior to the close of the following fiscal quarter, contribute cash, cash equivalents, securities or other acceptable instruments that qualify as admitted assets to the Company so that the Company's TAC is projected to be equal to 425% of its ACL RBC as of the second and fourth fiscal quarters. The current CMA supersedes and replaces a CMA that related to the Company's December 31, 2009 surplus position.

On March 11, 2011 a major earthquake occurred near the northeast coast of Honshu, Japan, triggering a tsunami in the Pacific Ocean. In the first quarter of 2011, the Chartis insurers recorded a catastrophe loss of $1,300,000 related to this event, which has been named the Tohoku Earthquake and Tsunami. The loss recorded in connection with this event is a preliminary estimate based on Chartis' current assessment of the coverage provided under its direct policies and the provisions of its reinsurance coverage.

On March 28, 2011 the Company purchased structured securities from AIG for $587,571, the fair value of the assets as of the acquisition date, in an arms' length transaction. The investments purchased were asset-backed securities, primarily residential mortgage-backed securities and collateralized debt obligations.

Asbestos Loss Portfolio Transfer

On March 31, 2011, certain Chartis U.S. and non-U.S. insurers (Chartis Reinsureds), including the Commercial Pool participants, entered into a loss portfolio transfer reinsurance agreement (Asbestos Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone Reinsurance Company (Eaglestone). Under the Asbestos Reinsurance LPT, the Chartis Reinsureds transfer all of their net U.S. asbestos liabilities to Eaglestone, a newly reorganized non-pool affiliate and wholly owned subsidiary of Chartis U.S, Inc. The Chartis Reinsureds will make a payment of $2,679,000 to Eaglestone (representing the net carrying value of their asbestos reserves) and Eaglestone will provide coverage up to an aggregate limit of $5,000,000 on the assumed asbestos portfolio. The Commercial Pool participants' shares of the net ceded reserves (and payment) to Eaglestone are presented below. The Asbestos Reinsurance LPT is subject to the receipt of required regulatory approvals. The Commercial Pool Participants are seeking to account for the Asbestos Reinsurance LPT as prospective reinsurance and to record the Asbestos Reinsurance LPT in their respective first quarter 2011 financial statements.

On April 19, 2011, the Chartis Reinsureds, Eaglestone and National Indemnity Company (NICO), a subsidiary of Berkshire Hathaway, Inc., entered into a Master Transaction Agreement pursuant to which, at closing, Eaglestone and NICO will enter into a loss portfolio transfer retrocession agreement (Asbestos Retrocession LPT), with an inception date of January 1, 2011. Pursuant to the Asbestos Retrocession LPT, Eaglestone will transfer $1,870,000 of the net U.S. asbestos liabilities it assumed from the Chartis Reinsureds to NICO. Eaglestone will make a payment of $1,650,000 to NICO and NICO will provide coverage up to an aggregate limit of $3,500,000 and also assume responsibility for claims handling and collection of (and collectability risk on) the Chartis Reinsureds' third-party reinsurance related to the asbestos exposures it is assuming from Eaglestone. The closing of the transaction contemplated by the Master Transaction Agreement is subject to the receipt of required regulatory approvals and other closing conditions, and is expected to occur in the second quarter of 2011.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

Excess Workers' Compensation Loss Portfolio Transfer

On March 31, 2011, the Commercial Pool participants entered into a loss portfolio transfer agreement (Excess Workers' Compensation Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone to transfer $2,720,000 of net excess workers' compensation liabilities to Eaglestone on a funds withheld basis. The Commercial Pool participants will establish an initial funds withheld liability in the aggregate of $2,720,000 to Eaglestone and Eaglestone will provide coverage up to an aggregate limit of $5,500,000 on the assumed exposures. The Commercial Pool participants will credit interest of 4.25 percent per annum on the funds withheld balance. The Commercial Pool participants' shares of the net ceded reserves (and initial funds withheld liability) to Eaglestone are presented below. The Excess Workers' Compensation LPT is subject to the receipt of required regulatory approvals. The Commercial Pool Participants are seeking to account for the Excess Workers' Compensation Reinsurance LPT as prospective reinsurance and to record the Excess Workers' Compensation Reinsurance LPT in their respective first quarter 2011 financial statements.

                                   ASBESTOS LOSS    EXCESS WORKERS'
COMPANY                              TRANSFER        COMPENSATION          TOTAL
------------------------------     -------------    ---------------    ------------
National Union                     $     814,000    $     1,034,000    $  1,848,000
American Home                            772,000            979,000       1,751,000
C&I                                      236,000            299,000         535,000
Chartis PC                               107,000            136,000         243,000
New Hampshire                            107,000            136,000         243,000
ISOP                                     107,000            136,000         243,000
Chartis Casualty                               -                  -               -
Granite State                                  -                  -               -
Illinois National                              -                  -               -
                                   -------------    ---------------    ------------
                                   $   2,143,000    $     2,720,000    $  4,863,000
                                   =============    ===============    ============

Funding of Eaglestone Capitalization

On March 31, 2011, the Company, National Union, and New Hampshire (Funding Participants) approved the funding of $1,700,000 as part of a plan to capitalize Eaglestone. The Funding Participants will treat the distribution to their immediate parent (Chartis U.S., Inc.) as a return of capital. National Union and New Hampshire have received regulatory approvals for the return of capital, but have not yet paid their distributions of $510,000 and $170,000, respectively. The Company has not yet received regulatory approval and has not yet paid its planned distribution of $1,020,000. The Funding Participants expect to settle the distributions in the second quarter of 2011.

                           PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

The following financial statements of FS Variable Separate Account are included in Part B of this Registration Statement:
     -   Report of Independent Registered Public Accounting Firm

     -   Statement of Assets and Liabilities as of December 31, 2010


     -   Schedule of Portfolio Investments as of December 31, 2010


     - Statement of Operations for the year ended December 31, 2010, except as indicated


     - Statement of Changes in Net Assets for the years ended December 31, 2010 and 2009, except as indicated

     -   Notes to Financial Statements

The following financial statements of First SunAmerica Life Insurance Company are included in Part B of this Registration Statement:

     -   Report of Independent Registered Public Accounting Firm


     -   Balance Sheets as of December 31, 2010 and 2009 (restated)


     - Statements of Income (Loss) and Comprehensive Income (Loss) for the years ended December 31, 2010, 2009 (restated) and 2008 (restated)


     - Statements of Shareholder's Equity for the years ended December 31, 2010, 2009 (restated) and 2008 (restated)


     - Statements of Cash Flows for the years ended December 31, 2010, 2009 (restated) and 2008 (restated)


     -   Notes to Financial Statements


The following statutory financial statements of American Home Assurance Company are included in Part B of this Registration Statement:
     -   Report of Independent Auditors

     - Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2010 and 2009


     - Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2010, 2009 and 2008


     - Statements of Cash Flow for the years ended December 31, 2010, 2009 and 2008

     -   Notes to Statutory Basis Financial Statements

(b) Exhibits


(1)   Resolutions Establishing Separate Account..................................    1
(2)   Custody Agreements.........................................................    Not Applicable
(3)   (a)  Form of Distribution Contract.........................................    1
      (b)  Form of Selling Agreement.............................................    1
(4)   (a)  Form of Variable Annuity Contract.....................................    2
      (b)  Form of Optional Payment Enhancement Endorsement......................    3
      (c)  Form of Optional Guaranteed Minimum Account Value Endorsement.........    5
      (d)  Form of Optional Guaranteed Minimum Withdrawal Benefit Maximum
           Anniversary Value Endorsement ........................................    9
      (e)  Form of Optional Guaranteed Minimum Withdrawal Benefit Endorsement....    6
      (f)  Form of Optional Guaranteed Minimum Withdrawal Benefit Maximum
           Anniversary Value Endorsement.........................................    10
      (g)  Form of Optional Guaranteed Minimum Withdrawal Benefit For One
           Life/For Two Lives Endorsement........................................    10
      (h)  Form of Optional Guaranteed Minimum Withdrawal Benefit Endorsement....    12
      (i)  Form of Optional Guaranteed Minimum Withdrawal Benefit Endorsement....    12
      (j)  Optional Guaranteed Minimum Withdrawal Benefit Endorsement............    14
      (k)  Optional Guaranteed Minimum Withdrawal Benefit Endorsement............    14
      (l)  Form of Extended Legacy Program Guide.................................    18
(5)   Application for Contract...................................................    2
(6)   Corporate Documents of Depositor
      (a)  Certificate of Incorporation..........................................    1
      (b)  Amended and Restated By-Laws dated December 19, 2001..................    1
(7)   Reinsurance Contract.......................................................    Not Applicable
(8)   Material Contracts
      (a)  Form of Anchor Series Trust Fund Participation Agreement..............    1
      (b)  Form of SunAmerica Series Trust Fund Participation Agreement..........    1
      (c)  Form of American Funds Insurance Series Fund Participation Agreement..    4
      (d)  Form of Lord Abbett Series Fund, Inc. Fund Participation Agreement....    4
      (e)  Form of Van Kampen Life Investment Trust Fund Participation
           Agreement.............................................................    4

      (f)  Form of Principal Variable Contract Fund Inc. Fund Participation
           Agreement.............................................................    11
      (g)  Form of MTB Group of Funds Fund Participation Agreement...............    11
      (h)  Form of American Funds Insurance Series and SunAmerica Series Trust
           Master-Feeder Fund Participation Agreement............................    13
      (i)  Form of Franklin Templeton Variable Insurance Products Trust Fund
           Participation Agreement...............................................    16
      (j)  AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Fund
           Participation Agreement...............................................    17
(9)   (a)  Opinion of Counsel and Consent of Depositor...........................    1
      (b)  Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to
           American Home Assurance Company.......................................    8
(10)  Consent of Independent Registered Public Accounting Firm...................    Filed Herewith
(11)  Financial Statements Omitted from Item 23..................................    Not Applicable
(12)  Initial Capitalization Agreement...........................................    Not Applicable
(13)  Other
      (a)  Diagram and Listing of All Persons Directly or Indirectly Controlled
           By or Under Common Owner Control with First SunAmerica Life Insurance
           Company, the Depositor of Registrant..................................    18
      (b)  Power of Attorney
           (1) Power of Attorney -- First SunAmerica Life Insurance Company
           Directors.............................................................    18
           (2) Power of Attorney -- American Home Assurance Company Directors....    Filed Herewith
      (c)  General Guarantee Agreement by American Home Assurance Company........    7
      (d)  Notice of Termination of Guarantee as Published in the Wall Street
           Journal on December 28, 2007..........................................    15
      (e)  Notice of Termination of Support Agreement............................    18
      (f)  Capital Maintenance Agreement of American International Group, Inc. ..    18



--------

1 Incorporated by reference to Post-Effective Amendment No. 5 and Amendment No. 7, File Nos. 033-85014 and 811-08810, filed on January 30, 1998, Accession No. 0000950148-98-000132.

2 Incorporated by reference to Post-Effective Amendment No. 6 and Amendment No. 8, File Nos. 033-85014 and 811-08810, filed on March 31, 1998, Accession No. 0000950148-98-000732.

3 Incorporated by reference to Post-Effective Amendment No. 16 and Amendment No. 18, File Nos. 033-85014 and 811-08810, filed on February 8, 2002,
   Accession No. 0000950148-02-000266.

4 Incorporated by reference to Post-Effective Amendment No. 18 and Amendment No. 20, File Nos. 033-85014 and 811-08810, filed on November 27, 2002,
   Accession No. 0000950148-02-002786.

5 Incorporated by reference to Post-Effective Amendment No. 21 and Amendment No. 23, File Nos. 033-85014 and 811-08810, filed on April 21, 2004, Accession No. 0000950148-04-000768.

6 Incorporated by reference to Post-Effective Amendment No. 22 and Amendment No. 24, File Nos. 033-85014 and 811-08810, filed on April 29, 2005, Accession No. 0000950129-05-004416.

7 Incorporated by reference to Post-Effective Amendment No. 23 and Amendment No. 25, File Nos. 033-85014 and 811-08810, filed on August 12, 2005,
   Accession No. 0000950129-05-008180.

8 Incorporated by reference to Post-Effective Amendment No. 6 and Amendment No. 7, File Nos. 333-102137 and 811-08810, filed on October 21, 2005, Accession No. 000950129-05-009958.

9 Incorporated by reference to Post-Effective Amendment No. 24 and Amendment No. 26, File Nos. 033-85014 and 811-08810, filed on October 24, 2005,
   Accession No. 0000950129-05-010017.

10 Incorporated by reference to Post-Effective Amendment No. 25 and Amendment
   No. 27, File Nos. 033-85014 and 811-08810, filed on May 1, 2006, Accession No. 0000950129-06-004650.

11 Incorporated by reference to Post-Effective Amendment No. 28 and Amendment
   No. 30, File Nos. 033-85014 and 811-08810, filed on December 12, 2006,
   Accession No. 0000950124-06-007504.

12 Incorporated by reference to Post-Effective Amendment No. 29 and Amendment
   No. 31, File Nos. 033-85014 and 811-08810, filed on February 13, 2007,
   Accession No. 0000950148-07-000034.

13 Incorporated by reference to Post-Effective Amendment No. 30 and Amendment
   No. 32, File Nos. 033-85014 and 811-08810, filed on April 30, 2007, Accession No. 0000950137-07-010686.

14 Incorporated by reference to Post-Effective Amendment No. 32 and Amendment
   No. 34, File Nos. 033-85014 and 811-08810, filed on November 5, 2007,
   Accession No. 0000950148-07-000279.

15 Incorporated by reference to Post-Effective Amendment No. 15 and Amendment
   No. 16, File Nos. 333-102137 and 811-08810, filed on January 31, 2008,
   Accession No. 0000950148-08-000027.

16 Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No.
   4, File Nos. 333-146491 and 811-08810, filed on April 28, 2008, Accession No. 0000950148-08-000101.




17 Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No.
   7, File Nos. 333-146491 and 811-08810, filed on August 26, 2010, Accession No. 0000950123-10-081251.



18 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
   1, File Nos. 333-172004 and 811-08810, filed on April 27, 2011, Accession No. 0000950123-11-040083.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

(a) The officers and directors of First SunAmerica Life Insurance Company, Depositor, are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.


NAME                             POSITION
----                             --------
Bruce R. Abrams(1)............   Director, President and Chief Executive Officer
Michael J. Akers(2)...........   Director and Senior Vice President
William J. Carr(3)............   Director
N. Scott Gillis(4)............   Director, Senior Vice President and Chief
                                 Financial Officer
William J. Kane(5)............   Director
Scott H. Richland(6)..........   Director
R. Lawrence Roth(7)...........   Director
Jana W. Greer(4)..............   Executive Vice President
Christine A. Nixon............   Senior Vice President and Secretary
Stewart R. Polakov(4).........   Senior Vice President and Controller
Edwin R. Raquel(4)............   Senior Vice President and Chief Actuary
Mallary L. Reznik.............   Senior Vice President, General Counsel and Chief
                                 Compliance Officer (Rule 38A-1)
Timothy W. Still(4)...........   Senior Vice President
Edward T. Texeria(4)..........   Senior Vice President and Chief Accounting Officer
Gavin D. Friedman.............   Vice President and Deputy General Counsel
William T. Devanney, Jr.(4)...   Vice President
Roger E. Hahn(8)..............   Vice President
Tracey E. Harris(1)...........   Vice President
Rodney A. Haviland(4).........   Vice President
Sharla A. Jackson(9)..........   Vice President
Michelle H. Powers(1).........   Vice President
Connie E. Pritchett(9)........   Chief Compliance Officer, Fixed Annuities
Stephen J. Stone(4)...........   Vice President
Monica F. Suryapranata(4).....   Vice President and Controller Variable Annuity
                                 Products
Virginia N. Puzon.............   Assistant Secretary



--------


(1)    2919 Allen Parkway, Houston TX 77019



(2)    2727-A Allen Parkway, Houston TX 77019



(3)    147 Warrenton Drive, Houston, TX 77024





(4)    21650 Oxnard Street, Woodland Hills, CA 91367



(5)    10816 Andora Avenue, Chatsworth, CA 91311



(6)    P.O. Box 297, Palos Verdes Estates, CA 90274



(7)    One World Financial Center, 200 Liberty Street, New York, NY 10281



(8)    2929 Allen Parkway, Houston, TX 77019





(9)    205 East 10th Street, Amarillo, TX 79101



ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


The Registrant is a separate account of First SunAmerica Life Insurance Company ("Depositor"). The Depositor is a subsidiary of American International Group, Inc. For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see
Exhibit 13(a). An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC File No. 001-08787, Accession No. 0001047469-11-001283, filed on February 24, 2011.


ITEM 27.  NUMBER OF CONTRACT OWNERS


As of March 14, 2011, the number of Polaris and Polaris II contracts funded by FS Variable Separate Account was 5,321 of which 2,800 were qualified contracts and 2,521 were non-qualified contracts.

ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

FIRST SUNAMERICA LIFE INSURANCE COMPANY

Section 719 of the Business Corporation Law of the State of New York permits the indemnification of directors, officers, employees and agents of New York corporations. Section 10 of the Third Article of the Company's Amended and Restated Certificate of Incorporation and Article Eleven of the Company's By-Laws provide for the indemnification of directors and officers to the full extent required or permitted by the law, including the advance of expenses under the procedures set forth herein. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the Company's parent.

Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless SunAmerica Capital Services, Inc. ("Distributor") for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Depositor in conjunction with the offer and sale of the contracts, or Depositor's failure to comply with applicable law or other material breach of the Distribution Agreement. Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor's failure to comply with applicable law or other material breach of the Distribution Agreement.

Pursuant to the Selling Agreement, a form of which is filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:

     SunAmerica Annuity and Life Assurance Company -- Variable Separate Account SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account One
     SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
     Two
     SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account Four
     SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account Five
     SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account Seven
     SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account Nine
     First SunAmerica Life Insurance Company -- FS Variable Separate Account First SunAmerica Life Insurance Company -- FS Variable Annuity Account One First SunAmerica Life Insurance Company -- FS Variable Annuity Account Two First SunAmerica Life Insurance Company -- FS Variable Annuity Account Five First SunAmerica Life Insurance Company -- FS Variable Annuity Account Nine Anchor Series Trust
     SunAmerica Series Trust
     SunAmerica Equity Funds
     SunAmerica Income Funds
     SunAmerica Focused Series, Inc.
     SunAmerica Money Market Funds, Inc.
     SunAmerica Senior Floating Rate Fund, Inc.

(b) Directors, Officers and principal place of business:


OFFICER/DIRECTORS*                               POSITION
------------------                               --------
Peter A. Harbeck.........   Director
James T. Nichols.........   Director, President & Chief Executive Officer
Stephen A. Maginn(1).....   Director, Chief Distribution Officer
Frank Curran.............   Vice President, Controller, Financial Operation
                            Principal and Chief Financial Officer, Treasurer
James D. Siegel..........   Chief Compliance Officer
John T. Genoy............   Vice President
Mallary L. Reznik(2).....   Vice President
Christine A. Nixon(2)....   Secretary
Virginia N. Puzon(2).....   Assistant Secretary



--------

  * Unless otherwise indicated, the principal business address of SunAmerica Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

  (1)  Principal business address is 21650 Oxnard Street, Woodland Hills, CA
       91367.

  (2) Principal business address is 1 SunAmerica Center, Los Angeles, California 90067.

(c) SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Ave., Woodland Hills, California 91367.

ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

GENERAL REPRESENTATIONS

The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.

UNDERTAKINGS OF THE REGISTRANT

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

UNDERTAKINGS OF THE DEPOSITOR REGARDING GUARANTOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period") , filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, FS Variable Separate Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned, in the City of Los Angeles, and the State of California, on this 27th day of April, 2011.


                                        FS VARIABLE SEPARATE ACCOUNT
                                        (Registrant)

                                        By: FIRST SUNAMERICA LIFE INSURANCE
                                            COMPANY


                                        By:       /s/ MALLARY L. REZNIK

                                            ------------------------------------

                                                     MALLARY L. REZNIK,
                                            SENIOR VICE PRESIDENT & GENERAL
                                                           COUNSEL


                                        By: FIRST SUNAMERICA LIFE INSURANCE
                                            COMPANY
                                            (Depositor)


                                        By:       /s/ MALLARY L. REZNIK

                                            ------------------------------------

                                                     MALLARY L. REZNIK,
                                            SENIOR VICE PRESIDENT & GENERAL
                                                           COUNSEL


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




          SIGNATURE                             TITLE                          DATE
          ---------                             -----                          ----
BRUCE R. ABRAMS*                     Director, President & Chief          April 27, 2011
-----------------------------             Executive Officer
BRUCE R. ABRAMS                     (Principal Executive Officer)


MICHAEL J. AKERS*                              Director                   April 27, 2011
-----------------------------
MICHAEL J. AKERS


WILLIAM J. CARR*                               Director                   April 27, 2011
-----------------------------
WILLIAM J. CARR


N. SCOTT GILLIS*                  Director, Senior Vice President &       April 27, 2011
-----------------------------          Chief Financial Officer
N. SCOTT GILLIS                     (Principal Financial Officer)


WILLIAM J. KANE*                               Director                   April 27, 2011
-----------------------------
WILLIAM J. KANE


SCOTT H. RICHLAND*                             Director                   April 27, 2011
-----------------------------
SCOTT H. RICHLAND


R. LAWRENCE ROTH*                              Director                   April 27, 2011
-----------------------------
R. LAWRENCE ROTH


STEWART R. POLAKOV*               Senior Vice President & Controller      April 27, 2011
-----------------------------       (Principal Accounting Officer)
STEWART R. POLAKOV


/s/ MANDA GHAFERI                          Attorney-in-Fact               April 27, 2011
-----------------------------
*MANDA GHAFERI

                                   SIGNATURES



American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 28th day of April, 2011.



                                        AMERICAN HOME ASSURANCE COMPANY



                                        BY: /s/ SEAN T. LEONARD

                                            ------------------------------------

                                            SEAN T. LEONARD


                                            CHIEF FINANCIAL OFFICER AND SENIOR
                                            VICE PRESIDENT



This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




           SIGNATURE                             TITLE                          DATE
           ---------                             -----                          ----

*PETER D. HANCOCK                        Chairman and Director             April 28, 2011
------------------------------
PETER D. HANCOCK


*JOHN Q. DOYLE                          Director, President and            April 28, 2011
------------------------------          Chief Executive Officer
JOHN Q. DOYLE


*ROBERT S. SCHIMEK                              Director                   April 28, 2011
------------------------------
ROBERT S. SCHIMEK


*JAMES BRACKEN                                  Director                   April 28, 2011
------------------------------
JAMES BRACKEN


*PETER J. EASTWOOD                              Director                   April 28, 2011
------------------------------
PETER J. EASTWOOD


*DAVID NEIL FIELDS                              Director                   April 28, 2011
------------------------------
DAVID NEIL FIELDS


*DAVID L. HERZOG                                Director                   April 28, 2011
------------------------------
DAVID L. HERZOG


*LOUIS P. IGLESIAS                              Director                   April 28, 2011
------------------------------
LOUIS P. IGLESIAS


*MONIKA MARIA MACHON                            Director                   April 28, 2011
------------------------------
MONIKA MARIA MACHON


*KRISTIAN P. MOOR                               Director                   April 28, 2011
------------------------------
KRISTIAN P. MOOR


*RALPH W. MUCERINO                              Director                   April 28, 2011
------------------------------
RALPH W. MUCERINO


*SID SANKARAN                                   Director                   April 28, 2011
------------------------------
SID SANKARAN


*CHRISTOPHER L. SPARRO                          Director                   April 28, 2011
------------------------------
CHRISTOPHER L. SPARRO


*NICHOLAS CHARLES WALSH                         Director                   April 28, 2011
------------------------------
NICHOLAS CHARLES WALSH


*MARK TIMOTHY WILLIS                            Director                   April 28, 2011
------------------------------
MARK TIMOTHY WILLIS


*BY:  /s/ SEAN T. LEONARD
      ------------------------
      SEAN T. LEONARD
      ATTORNEY-IN-FACT

                                  EXHIBIT INDEX


EXHIBIT NO.                                      DESCRIPTION
-----------                                      -----------
 (10)           Consent of Independent Registered Public Accounting Firm
 (13)(b)(2)     Power of Attorney -- American Home Assurance Company Directors